Filed with the Securities and Exchange Commission on April 11, 2016

REGISTRATION NO. 333-162678

INVESTMENT COMPANY ACT NO. 811-07975

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM N-4

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REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 23

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 160

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PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

(Name of Depositor)

213 WASHINGTON STREET

NEWARK, NEW JERSEY 07102-2992

(973) 802-7333

(Address and telephone number of Depositor's principal executive offices)

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SUN-JIN MOON, ESQ.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

213 WASHINGTON STREEET

NEWARK, NEW JERSEY 07102-2992

(973) 802-6000

(Name, address and telephone number of agent for service)

COPIES TO:

WILLIAM J. EVERS

VICE PRESIDENT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

213 WASHINGTON STREEET

NEWARK, NEW JERSEY 07102-2992

(973) 802-3716

Approximate Date of Proposed Sale to the Public: Continuous

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It is proposed that this filing become effective: (check appropriate space)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[ X ] on April 29, 2016 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

[ ] on __________ pursuant to paragraph (a)(i) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[ ] on __________ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:

Units of interest in Separate Accounts under variable annuity contracts.

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PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

A Prudential Financial Company

751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY X SERIESSM (“X SERIES”)

PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY B SERIESSM (“B SERIES”)

PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY L SERIESSM (“L SERIES”)

PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY C SERIESSM (“C SERIES”)

(For Annuities purchased prior to February 25, 2013)

Flexible Premium Deferred Annuities

PROSPECTUS: APRIL 29, 2016

This prospectus describes four different flexible premium deferred annuity classes offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “we”, “our”, or “us”). For convenience in this prospectus, we sometimes refer to each of these annuity contracts as an “Annuity”, and to the annuity contracts collectively as the “Annuities.” We also sometimes refer to each class by its specific name (e.g., the “B Series”). If you are receiving this prospectus, it is because you currently own one of these Annuities These Annuities are no longer offered for new sales. Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Financial Professionals may be compensated for the sale of each Annuity. Selling broker-dealer firms through which each Annuity is sold may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. In addition, selling broker-dealer firms may decline to recommend to customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain Annuities and/or optional benefits). Please speak to your Financial Professional for further details. The guarantees provided by the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life of New Jersey. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the X Series Annuity grants Purchase Credits with respect to certain Purchase Payments you make, the expenses of the X Series Annuity are higher than expenses for an Annuity without a Purchase Credit. In addition, the amount of the Purchase Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Purchase Credit.

THE SUB-ACCOUNTS

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund – see the following page for a complete list of Sub-accounts. Currently, portfolios of Advanced Series Trust are being offered. Certain Sub-accounts are not available if you participate in an optional living benefit – see “Limitations With Optional Benefits” later in this prospectus for details.

PLEASE READ THIS PROSPECTUS

This prospectus sets forth information about the Annuities that you should know before investing. Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity’s Account Value and whether the Annuity’s liquidity features will satisfy that need. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.

AVAILABLE INFORMATION

We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this prospectus entitled “How to Contact Us” later in this prospectus for our Service Office address.

In compliance with U.S. law, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.

These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF
THE SM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT WWW.PRUDENTIALANNUITIES.COM

Prospectus Dated: April 29, 2016	Statement of Additional Information Dated: April 29, 2016

VARIABLE INVESTMENT OPTIONS

Advanced Series Trust

AST Academic Strategies Asset Allocation Portfolio1

AST Advanced Strategies Portfolio1

AST AQR Emerging Markets Equity Portfolio4

AST AQR Large-Cap Portfolio4

AST Balanced Asset Allocation Portfolio1

AST BlackRock Global Strategies Portfolio1

AST BlackRock iShares ETF Portfolio1

AST BlackRock Low Duration Bond Portfolio3

AST BlackRock/Loomis Sayles Bond Portfolio3

AST Bond Portfolio 20172

AST Bond Portfolio 20182

AST Bond Portfolio 20192

AST Bond Portfolio 20202

AST Bond Portfolio 20212

AST Bond Portfolio 20222

AST Bond Portfolio 20232

AST Bond Portfolio 20242

AST Bond Portfolio 20252

AST Bond Portfolio 20262

AST Bond Portfolio 20272

AST Boston Partners Large-Cap Value Portfolio3

AST Capital Growth Asset Allocation Portfolio1

AST ClearBridge Dividend Growth Portfolio3

AST Cohen & Steers Realty Portfolio3

AST Defensive Asset Allocation Portfolio1

AST FI Pyramis® Quantitative Portfolio1,5

AST Global Real Estate Portfolio3

AST Goldman Sachs Large-Cap Value Portfolio3

AST Goldman Sachs Mid-Cap Growth Portfolio3

AST Goldman Sachs Multi-Asset Portfolio1

AST Goldman Sachs Small-Cap Value Portfolio3

AST Herndon Large-Cap Value Portfolio3

AST High Yield Portfolio3

AST Hotchkis & Wiley Large-Cap Value Portfolio3

AST International Growth Portfolio3

AST International Value Portfolio3

AST Investment Grade Bond Portfolio2

AST J.P. Morgan Global Thematic Portfolio1

AST J.P. Morgan International Equity Portfolio3

AST J.P. Morgan Strategic Opportunities Portfolio1

AST Jennison Large-Cap Growth Portfolio3

AST Legg Mason Diversified Growth Portfolio4,6

AST Loomis Sayles Large-Cap Growth Portfolio3

AST Lord Abbett Core Fixed Income Portfolio3

AST MFS Global Equity Portfolio3

AST MFS Growth Portfolio3

AST MFS Large-Cap Value Portfolio3

AST Money Market Portfolio3

(1) Available with all living and death benefits.

(2) The variable investment option is not available for allocation of Purchase Payments or contract owner transfers.

(3) Not available with HDI v2.1 and 2.0 Suite of benefits.

(4) Not available if you purchase any optional benefit.

(5) Pyramis is a registered service mark of FMR LLC. Used with permission.

(6) Not available with the X Series product.

AST Neuberger Berman/LSV Mid-Cap Value Portfolio3

AST New Discovery Asset Allocation Portfolio1

AST Parametric Emerging Markets Equity Portfolio3

AST Preservation Asset Allocation Portfolio1

AST Prudential Core Bond Portfolio3

AST Prudential Growth Allocation Portfolio1

AST QMA Emerging Markets Equity Portfolio4

AST QMA Large-Cap Portfolio4

AST QMA US Equity Alpha Portfolio3

AST Quantitative Modeling Portfolio4

AST RCM World Trends Portfolio1

AST Schroders Global Tactical Portfolio1

AST Small-Cap Growth Portfolio3

AST Small-Cap Growth Opportunities Portfolio3

AST Small-Cap Value Portfolio3

AST T. Rowe Price Asset Allocation Portfolio1

AST T. Rowe Price Growth Opportunities Portfolio4,6

AST T. Rowe Price Large-Cap Growth Portfolio3

AST T. Rowe Price Natural Resources Portfolio3

AST Templeton Global Bond Portfolio3

AST WEDGE Capital Mid-Cap Value Portfolio3

AST Wellington Management Hedged Equity Portfolio1

AST Western Asset Core Plus Bond Portfolio3

AST Western Asset Emerging Markets Debt Portfolio4

(i)

APPENDIX A – ACCUMULATION UNIT VALUES  A-1

APPENDIX B – HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT – NO LONGER AVAILABLE FOR NEW ELECTIONS B-1

APPENDIX C – HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY LIFETIME INCOME – NO LONGER AVAILABLE FOR NEW ELECTIONS C-1

APPENDIX D – HIGHEST DAILY LIFETIME INCOME 2.0, SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0, HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT – NO LONGER AVAILABLE FOR NEW ELECTIONS D-1

APPENDIX E – OPTIONAL DEATH BENEFITS E-1

APPENDIX F – FORMULA FOR GRO PLUS II F-1

APPENDIX G – FORMULA FOR HIGHEST DAILY GRO II G-1

APPENDIX H – FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE, HIGHEST DAILY LIFETIME INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME INCOME SUITE AND HIGHEST DAILY LIFETIME 6 PLUS SUITE OF LIVING BENEFITS H-1

(ii)

GLOSSARY OF TERMS

We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

Account Value: The total value of all allocations to the Sub-accounts on any Valuation Day. The Account Value is determined separately for each Sub-account and then totaled to determine the Account Value for your entire Annuity.

Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

Annual Income Amount: This is the annual amount of income for which you are eligible for life under the optional benefits.

Annuitant: The natural person upon whose life annuity payments made to the Owner are based.

Annuitization: Annuitization is the process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.

Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”

Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.

Beneficiary Annuity: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent’s account into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified Beneficiary Annuity.

Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.

Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income (“Excess Income”). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.

Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”

Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

Investment Option: A Subaccount or other option available as of any given time to which Account Value may be allocated.

Issue Date: The effective date of your Annuity.

Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity that has the rights and benefits designated to the “participant” in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.

Portfolio: An underlying mutual fund in which a Sub-Account of the Separate Account invests.

Purchase Credit: Under the X Series only, an amount that we add to your Annuity when you make a Purchase Payment. We are entitled to recapture Purchase Credits under certain circumstances. See “Purchasing Your Annuity – Purchase Credits under the X Series,” for more details.

Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

Separate Account: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets that are held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.

Sub-Account: A division of the Separate Account.

Surrender Value: The Account Value less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

Unit: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

we, us, our: Pruco Life Insurance Company of New Jersey.

you, your: The Owner(s) shown in the Annuity.

SUMMARY OF CONTRACT FEES AND CHARGES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering one of the Annuities. The first table describes the fees and expenses that you will pay at the time you surrender an Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options.

ANNUITY OWNER TRANSACTION EXPENSES

CONTINGENT DEFERRED SALES CHARGE (“CDSC”) 1

X SERIES

Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment Being Withdrawn
Less than one year old	9.0%
1 year old or older, but not yet 2 years old	9.0%
2 years old or older, but not yet 3 years old	9.0%
3 years old or older, but not yet 4 years old	9.0%
4 years old or older, but not yet 5 years old	8.0%
5 years old or older, but not yet 6 years old	8.0%
6 years old or older, but not yet 7 years old	8.0%
7 years old or older, but not yet 8 years old	5.0%
8 years old or older, but not yet 9 years old	2.5%
9 or more years old	0.0%

B SERIES

Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment Being Withdrawn
Less than one year old	7.0%
1 year old or older, but not yet 2 years old	7.0%
2 years old or older, but not yet 3 years old	6.0%
3 years old or older, but not yet 4 years old	6.0%
4 years old or older, but not yet 5 years old	5.0%
5 years old or older, but not yet 6 years old	5.0%
6 years old or older, but not yet 7 years old	5.0%
7 years old, or older	0.0%

L SERIES

Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment Being Withdrawn
Less than one year old	7.0%
1 year old or older, but not yet 2 years old	7.0%
2 years old or older, but not yet 3 years old	6.0%
3 years old or older, but not yet 4 years old	5.0%
4 or more years old	0.0%

C SERIES

There is no CDSC or other sales load applicable to the C Series.

FEE/CHARGE	X SERIES	B SERIES	L SERIES	C SERIES
Transfer Fee	$10	$10	$10	$10

1 The years referenced in the above CDSC tables refer to the length of time since a Purchase Payment was made (i.e., the “age” of the Purchase Payment). Contingent Deferred Sales Charges are applied against the Purchase Payment(s) being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. For example, if with respect to the X Series on November 1, 2019 you withdrew a Purchase Payment made on August 1, 2014, that Purchase Payment would be between 5 and 6 years old, and thus subject to an 8% CDSC. Purchase Payments are withdrawn on a “first-in, first-out” basis.

The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio annual expenses. These fees and charges are described in more detail within this prospectus.

PERIODIC FEES AND CHARGES (assessed annually as a percentage of Account Value)

FEE/CHARGE	X SERIES	B SERIES	L SERIES	C SERIES

Annual Maintenance Fee [2,4]	Lesser of $30 or 2%	Lesser of $30 or 2%	Lesser of $30 or 2%	Lesser of $30 or 2%

ANNUALIZED INSURANCE FEES/CHARGES [4] (assessed as a percentage of the daily net assets of the Sub-accounts)
FEE/CHARGE	X SERIES	B SERIES	L SERIES	C SERIES
Mortality & Expense Risk Charge: During First 9 Annuity Years	1.70%	1.15%	1.55%	1.60%
After 9th Annuity Year	1.15%	1.15%	1.15%	1.15%
Administration Charge	0.15%	0.15%	0.15%	0.15%
Total Annualized Insurance Fees/ Charges: During First 9 Annuity Years [4,5]	1.85%	1.30%	1.70%	1.75%
After 9th Annuity Year [4,5]	1.30%	1.30%	1.30%	1.30%

2  Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000. For Beneficiaries who elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only applicable if Account Value is less than $25,000 at the time the fee is assessed.

3 The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge.

4 For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense Risk and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. The next four columns show the total expenses you would pay for each class of Annuity if you purchased the relevant optional benefit. More specifically, these columns show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges (during the first 9 Annuity Years) applicable to the Annuity class (as shown in the prior table). Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

YOUR OPTIONAL BENEFIT FEES AND CHARGES
OPTIONAL BENEFIT	ANNUALIZED OPTIONAL BENEFIT FEE/ CHARGE [6]	TOTAL ANNUALIZED CHARGE [7] for X SERIES	TOTAL ANNUALIZED CHARGE [7] for B SERIES	TOTAL ANNUALIZED CHARGE [7] for L SERIES	TOTAL ANNUALIZED CHARGE [7] for C SERIES
HIGHEST DAILY LIFETIME INCOME v2.1 [9] (assessed against greater of Account Value and Protected Withdrawal Value)

Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.00%	1.85% +1.00%	1.30% +1.00%	1.70% +1.00%	1.75% +1.00%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 [9] (assessed against greater of Account Value and Protected Withdrawal Value)

Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.10%	1.85% +1.10%	1.30% +1.10%	1.70% +1.10%	1.75% +1.10%
HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT [9] (assessed against greater of Account Value and Protected Withdrawal Value)

Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.40%	1.85% +1.40%	1.30% +1.40%	1.70% +1.40%	1.75% +1.40%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT [9] (assessed against greater of Account Value and Protected Withdrawal Value)

Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.50%	1.85% +1.50%	1.30% +1.50%	1.70% +1.50%	1.75% +1.50%

YOUR OPTIONAL BENEFIT FEES AND CHARGES
OPTIONAL BENEFIT	ANNUALIZED OPTIONAL BENEFIT FEE/ CHARGE [6]	TOTAL ANNUALIZED CHARGE [7] for X SERIES	TOTAL ANNUALIZED CHARGE [7] for B SERIES	TOTAL ANNUALIZED CHARGE [7] for L SERIES	TOTAL ANNUALIZED CHARGE [7] for C SERIES
HIGHEST DAILY LIFETIME INCOME 2.0 [10] (assessed against greater of Account Value and Protected Withdrawal Value)

Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.00%	1.85% +1.00%	1.30% +1.00%	1.70% +1.00%	1.75% +1.00%
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 [10] (assessed against greater of Account Value and Protected Withdrawal Value)

Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.10%	1.85% +1.10%	1.30% +1.10%	1.70% +1.10%	1.75% +1.10%
HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT [10] (assessed against greater of Account Value and Protected Withdrawal Value)

Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.40%	1.85% +1.40%	1.30% +1.40%	1.70% +1.40%	1.75% +1.40%
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT [10] (assessed against greater of Account Value and Protected Withdrawal Value)

Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.50%	1.85% +1.50%	1.30% +1.50%	1.70% +1.50%	1.75% +1.50%
HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY LIFETIME INCOME [11] (assessed against greater of Account Value and Protected Withdrawal Value)

Maximum Charge [7]	1.50%	1.85% +1.50%	1.30% +1.50%	1.70% +1.50%	1.75% +1.50%
Current Charge	0.95%	1.85% +0.95%	1.30% +0.95%	1.70% +0.95%	1.75% +0.95%

YOUR OPTIONAL BENEFIT FEES AND CHARGES
OPTIONAL BENEFIT	ANNUALIZED OPTIONAL BENEFIT FEE/ CHARGE [6]	TOTAL ANNUALIZED CHARGE [7] for X SERIES	TOTAL ANNUALIZED CHARGE [7] for B SERIES	TOTAL ANNUALIZED CHARGE [7] for L SERIES	TOTAL ANNUALIZED CHARGE [7] for C SERIES
HIGHEST DAILY LIFETIME 6 PLUS INCOME [12] (assessed against greater of Account Value and Protected Withdrawal Value)

Maximum Charge [7]	1.50%	1.85% +1.50%	1.30% +1.50%	1.70% +1.50%	1.75% +1.50%
Current Charge	0.85%	1.85% +0.85%	1.30% +0.85%	1.70% +0.85%	1.75% +0.85%
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME [12] (assessed against greater of Account Value and Protected Withdrawal Value)

Maximum Charge [7]	1.50%	1.85% +1.50%	1.30% +1.50%	1.70% +1.50%	1.75% +1.50%
Current Charge	0.95%	1.85% +0.95%	1.30% +0.95%	1.70% +0.95%	1.75% +0.95%
GUARANTEED RETURN OPTION PLUS II (GRO PLUS II) Charge [8]	0.60%	2.45%	1.90%	2.30%	2.35%
(assessed as a percentage of the daily net assets of the Sub-accounts)
HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II) Charge [8]	0.60%	2.45%	1.90%	2.30%	2.35%
(assessed as a percentage of the daily net assets of the Sub-accounts)
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (“HAV”) Charge [8,13]	0.40%	2.25%	1.70%	2.10%	2.15%
(assessed as a percentage of the daily net assets of the Sub-accounts)

5 The charge for each of Highest Daily Lifetime Income Suite of Benefits listed above is assessed against the greater of Account Value and the Protected Withdrawal Value (PWV). We deduct this charge on quarterly anniversaries of the benefit effective date. More information regarding the quarterly deductions and a description of the PWV appear in the Living Benefits section of this prospectus. The charge for each of GRO Plus II, Highest Daily GRO II, and Highest Anniversary Value Death Benefit is assessed as a percentage of the daily net assets of the Sub-accounts.

6 HOW THE OPTIONAL BENEFIT FEES AND CHARGES ARE DETERMINED:

For Highest Daily Lifetime Income Suite of Benefits listed above: The charge is taken out of the Sub-accounts. For B Series, in all Annuity Years, the current optional benefit charge is in addition to the 1.30% annualized charge of amounts invested in the Sub-accounts. For each of the L Series, X Series, and C Series the annualized charge for the base Annuity drops after Annuity Year 9 as described below:

Highest Daily Lifetime Income v2.1 and 2.0: 1.00% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.

Spousal Highest Daily Lifetime Income v2.1 and 2.0: 1.10% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.

Highest Daily Lifetime Income v2.1 and 2.0 with Highest Annual Death Benefit: 1.40% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.

Spousal Highest Daily Lifetime Income v2.1 and 2.0 with Highest Annual Death Benefit: 1.50% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.

Highest Daily Lifetime Income and Spousal Highest Daily Lifetime Income: 0.95% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.

Highest Daily Lifetime 6 Plus: 0.85% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after Annuity Year 9.

Spousal Highest Daily Lifetime 6 Plus: 0.95% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after Annuity Year 9.

For GRO Plus II and Highest Daily GRO II: For B Series, the optional benefit charge plus base Annuity charge is 1.90% in all Annuity Years. In the case of L Series, X Series, and C Series, the optional benefit charge plus base Annuity charge drops to 1.90% after the 9th Annuity Year.

Highest Anniversary Value Death Benefit: For B Series, the optional benefit charge plus base Annuity charge is 1.70% in all Annuity Years. In the case of the L Series, X Series, and C Series, the optional benefit charge plus base Annuity charge drops to 1.70% after the 9th Annuity Year.

7 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. Also, if you decide to elect or re-add a benefit after your contract has been issued, the charge for the benefit under your contract will equal the current charge for new benefit election up to the maximum indicated.

8 Because there is no higher charge to which we could increase the current charge, the current charge and maximum charge are one and the same. Thus, so long as you retain the benefit, we cannot increase your charge for the benefit.

9 This benefit is currently available to you subject to our eligibility requirements.

10 This benefit was offered from August 20, 2012 to February 24, 2013.

11 This benefit was offered from January 24, 2011 to August 19, 2012.

12 This benefit was offered from March 15, 2010 to January 23, 2011.

13 This benefit was offered from March 15, 2010 to August 19, 2012.

The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios for the year ended December 31, 2015 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Portfolio Operating Expenses	0.59%	2.11%

The following are the total annual expenses for each underlying Portfolio for the year ended December 31, 2015, except as noted and except if the underlying Portfolio’s inception date is subsequent to December 31, 2015. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Academic Strategies Asset Allocation Portfolio	0.64%	0.03%	0.10%	0.04%	0.01%	0.65%	1.47%	0.00%	1.47%
AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.05%	0.96%	0.01%	0.95%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.18%	0.25%	0.00%	0.00%	0.00%	1.36%	0.00%	1.36%
AST AQR Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.74%	0.90%	0.00%	0.90%
AST BlackRock Global Strategies Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.04%	1.14%	0.00%	1.14%
AST BlackRock iShares ETF Portfolio*	0.73%	0.05%	0.25%	0.00%	0.00%	0.18%	1.21%	0.19%	1.02%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.04%	0.25%	0.00%	0.00%	0.00%	0.76%	0.06%	0.70%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.04%	0.25%	0.00%	0.00%	0.00%	0.75%	0.04%	0.71%
AST Bond Portfolio 2017	0.48%	0.16%	0.25%	0.00%	0.00%	0.00%	0.89%	0.00%	0.89%
AST Bond Portfolio 2018	0.48%	0.11%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST Bond Portfolio 2019*	0.48%	0.23%	0.25%	0.00%	0.00%	0.00%	0.96%	0.03%	0.93%
AST Bond Portfolio 2020	0.48%	0.12%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Bond Portfolio 2021	0.48%	0.07%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Bond Portfolio 2022	0.48%	0.12%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Bond Portfolio 2023*	0.48%	0.24%	0.25%	0.00%	0.00%	0.00%	0.97%	0.04%	0.93%
AST Bond Portfolio 2024*	0.48%	0.32%	0.25%	0.00%	0.00%	0.00%	1.05%	0.12%	0.93%
AST Bond Portfolio 2025	0.48%	0.04%	0.25%	0.00%	0.00%	0.00%	0.77%	0.00%	0.77%
AST Bond Portfolio 2026	0.48%	0.18%	0.25%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%
AST Bond Portfolio 2027	0.48%	0.08%	0.25%	0.00%	0.00%	0.00%	0.81%	0.00%	0.81%
AST Boston Partners	0.57%	0.03%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses

Large-Cap Value Portfolio
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST ClearBridge Dividend Growth Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.11%	0.83%
AST Cohen & Steers Realty Portfolio	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Defensive Asset Allocation Portfolio	0.15%	0.04%	0.00%	0.00%	0.00%	0.74%	0.93%	0.00%	0.93%
AST FI Pyramis® Quantitative Portfolio	0.65%	0.03%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST Global Real Estate Portfolio	0.83%	0.06%	0.25%	0.00%	0.00%	0.00%	1.14%	0.00%	1.14%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST Goldman Sachs Mid-Cap Growth Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.10%	1.00%
AST Goldman Sachs Multi-Asset Portfolio	0.76%	0.05%	0.25%	0.00%	0.00%	0.02%	1.08%	0.00%	1.08%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.02%	0.25%	0.00%	0.00%	0.03%	1.07%	0.01%	1.06%
AST Herndon Large-Cap Value Portfolio*	0.67%	0.03%	0.25%	0.00%	0.00%	0.00%	0.95%	0.15%	0.80%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	0.57%	0.02%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST International Growth Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST International Value Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Investment Grade Bond Portfolio*	0.48%	0.01%	0.25%	0.00%	0.00%	0.00%	0.74%	0.03%	0.71%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%

AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan International Equity Portfolio	0.71%	0.05%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio*	0.81%	0.05%	0.25%	0.10%	0.00%	0.00%	1.21%	0.01%	1.20%
AST Jennison Large-Cap	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses

Growth Portfolio
AST Legg Mason Diversified Growth Portfolio*	0.73%	1.03%	0.25%	0.00%	0.00%	0.10%	2.11%	1.04%	1.07%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.06%	0.92%
AST Lord Abbett Core Fixed Income Portfolio	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST MFS Global Equity Portfolio	0.82%	0.04%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%
AST MFS Growth Portfolio	0.71%	0.03%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST MFS Large-Cap Value Portfolio	0.68%	0.03%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST Money Market Portfolio*	0.32%	0.02%	0.25%	0.00%	0.00%	0.00%	0.59%	0.02%	0.57%
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Parametric Emerging Markets Equity Portfolio	0.93%	0.26%	0.25%	0.00%	0.00%	0.00%	1.44%	0.00%	1.44%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.71%	0.87%	0.00%	0.87%
AST Prudential Core Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST Prudential Growth Allocation Portfolio	0.64%	0.02%	0.25%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%
AST QMA Emerging Markets Equity Portfolio	0.93%	0.28%	0.25%	0.00%	0.00%	0.02%	1.48%	0.00%	1.48%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.00%	0.42%	0.00%	1.54%	0.00%	1.54%
AST Quantitative Modeling Portfolio	0.25%	0.02%	0.00%	0.00%	0.00%	0.84%	1.11%	0.00%	1.11%

AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Schroders Global Tactical Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.07%	1.10%	0.00%	1.10%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.03%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses

AST Small-Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.01%	1.01%	0.00%	1.01%
AST T. Rowe Price Asset Allocation Portfolio	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%
AST T. Rowe Price Growth Opportunities Portfolio	0.73%	0.15%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.68%	0.02%	0.25%	0.00%	0.00%	0.00%	0.95%	0.01%	0.94%
AST T. Rowe Price Natural Resources Portfolio	0.73%	0.06%	0.25%	0.00%	0.00%	0.00%	1.04%	0.00%	1.04%
AST Templeton Global Bond Portfolio	0.63%	0.09%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST WEDGE Capital Mid-Cap Value Portfolio* (formerly AST Mid-Cap Value Portfolio)	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
AST Western Asset Core Plus Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST Western Asset Emerging Markets Debt Portfolio*	0.68%	0.10%	0.25%	0.00%	0.00%	0.00%	1.03%	0.05%	0.98%

*See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio The Manager has contractually agreed to waive 0.014% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock iShares ETF Portfolio The Manager has contractually agreed to waive a portion of its investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2017. These waivers may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio The Manager has contractually agreed to waive 0.035% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2019 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2023 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2024 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio The Manager has contractually agreed to waive 0.11% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio The Manager has contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio The Manager has contractually agreed to waive 0.10% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Herndon Large-Cap Value Portfolio The Manager has contractually agreed to waive 0.15% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio The distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST J.P. Morgan Strategic Opportunities Portfolio The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Legg Mason Diversified Growth Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.07% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio The Manager has contractually agreed to waive 0.06% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Money Market Portfolio The Manager has contractually agreed to waive a portion of the management fee for the Portfolio by implementing the following management fee schedule: 0.30% to $3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% over $10 billion of average daily net assets. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust's Board of Trustees.

AST New Discovery Asset Allocation Portfolio The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2017. The Manager has also contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST WEDGE Capital Mid-Cap Value Portfolio The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt Portfolio The Manager has contractually agreed to waive 0.05% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in one Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for each Annuity as described in “Summary of Contract Fees and Charges.”

■ Insurance Charge

■ Contingent Deferred Sales Charge (when and if applicable)

■  Annual Maintenance Fee

■  Optional benefit fees, as described below

The examples also assume the following for the period shown:

■ You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2015, and those expenses remain the same each year*

■ For each charge, we deduct the maximum charge rather than the current charge

■  You make no withdrawals of your Account Value

■  You make no transfers, or other transactions for which we charge a fee

■ No tax charge applies

■ You elected the Spousal Highest Daily Lifetime Income 2.0 and the HAV Death Benefit (which has the maximum combination of optional benefit charges)

■ For the X Series example, no Purchase Credit is granted under the Annuity. If Purchase Credits were reflected in the calculations, expenses would be higher, because the charges would have been applied to a larger Account Value.

Amounts shown in the examples are rounded to the nearest dollar.

* Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

Expense Examples are provided as follows:

If you surrender your Annuity at the end of the applicable time period:

	1 yr	3 yrs	5 yrs	10 yrs
X Series	$1,563	$2,898	$4,148	$6,780
B Series	$1,310	$2,451	$3,617	$6,397
L Series	$1,348	$2,558	$3,285	$6,678
C Series	$653	$1,972	$3,306	$6,712

If you do not surrender your Annuity, or if you annuitize your Annuity:

	1 yr	3 yrs	5 yrs	10 yrs
X Series	$663	$1,998	$3,348	$6,780
B Series	$610	$1,851	$3,117	$6,397
L Series	$648	$1,958	$3,285	$6,678
C Series	$653	$1,972	$3,306	$6,712

Please see Appendix A for a table of Accumulation Unit Values.

SUMMARY

This Summary describes key features of the Annuities offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuities. Your Financial Professional can also help you if you have questions.

The Annuity: The variable annuity contract issued by Pruco Life of New Jersey is a contract between you, the Owner, and Pruco Life of New Jersey, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.

The Annuity offers various investment portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see “Investment Options”). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in “underlying” mutual funds.

This prospectus describes four different Annuities. The Annuities differ primarily in the fees and charges deducted and whether the Annuity provides Purchase Credits in certain circumstances. With the help of your Financial Professional, you choose the Annuity that is suitable for you based on your time horizon, liquidity needs, and desire for Purchase Credits.

GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.

Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your Financial Professional to complete an application.

Annuity	Maximum Age for Initial Purchase	Minimum Initial Purchase Payment
X Series	80	$10,000
B Series	85	$1,000
L Series	85	$10,000
C Series	85	$10,000

The “Maximum Age for Initial Purchase” applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.

After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.

Please see “Requirements for Purchasing the Annuity” for additional information.

Investment Options: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Our optional benefits limit your ability to invest in certain variable Investment Options otherwise available to you under the Annuity. Each of the underlying Portfolios is described in its own prospectus, which you should read before investing. You can obtain the summary prospectuses for the portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any variable Investment Option will meet its investment objective.

Please see “Investment Options,” and “Managing Your Account Value” for information.

Access to Your Money: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (discussed below). You may withdraw up to 10% of your Purchase Payments each year without being subject to a Contingent Deferred Sales Charge.

You may elect to receive income through annuity payments over your lifetime, also called “Annuitization”. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.Please see “Access to Account Value” and “Annuity Options” for more information.

Optional Living Benefits

Guaranteed Lifetime Withdrawal Benefits. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of “Protected Withdrawal Value”, even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). Your Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”.

We currently offer the following optional benefits:

■ Highest Daily Lifetime Income v2.1

■ Spousal Highest Daily Lifetime Income v2.1

■ Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit

■  Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit

We previously offered the following optional living benefits during the periods indicated.

Offered from August 20, 2012 to February 24, 2013:

■ Highest Daily Lifetime Income 2.0

■ Spousal Highest Daily Lifetime Income 2.0

■ Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit

■  Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit

Please see Appendix D for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits.

Offered from January 24, 2011 to August 19, 2012:

■ Highest Daily Lifetime Income

■ Spousal Highest Daily Lifetime Income

Please see Appendix C for information pertaining to the Highest Daily Lifetime Income Suite of benefits.

Offered from March 15, 2010 to January 23, 2011:

■ Highest Daily Lifetime 6 Plus Income

■ Spousal Highest Daily Lifetime 6 Plus Income

Please see Appendix B for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.

As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value. Also, these benefits utilize predetermined mathematical formulas to help us manage your guarantee through all market cycles. Under the pre-determined mathematical formula, your Account Value may be transferred between certain “permitted Sub-accounts” on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.

In the “Living Benefits” section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given Annuity Year (i.e., Excess Income), that withdrawal may permanently reduce the guaranteed amount you can withdraw in future years. Please also note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

Guaranteed Minimum Accumulation Benefits. For Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm, we offer two optional benefits, for an additional charge, that guarantee your Account Value to a certain level after a stated period of years. As part of these benefits you may invest only in certain permitted Investment Options. These benefits each utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Under each pre-determined mathematical formula, your Account Value may be transferred between certain “permitted Sub-accounts” and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.

These benefits are:

■ Guaranteed Return OptionSM Plus II*

■ Highest DailySM Guaranteed Return Option II*

* Available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm.

Please see “Living Benefits” for more information.

Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. Each of our Annuities offers a minimum death benefit. Please see “Minimum Death Benefit” for more information.

Purchase Credits: We apply a “Purchase Credit” to your Annuity’s Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. The amount of the Purchase Credit depends on your age at the time the Purchase Payment is made and the number of years that the Annuity has been in force. Because the X Series Annuity grants Purchase Credits with respect to your Purchase Payments, the expenses of the X Series Annuity are higher than expenses for an Annuity without a Purchase Credit. In addition, the amount of the Purchase Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Purchase Credit.

Fees and Charges: Each Annuity, and the optional living benefits and optional death benefits, are subject to certain fees and charges, as discussed in the “Summary of Contract Fees and Charges” table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolios.

What does it mean that my Annuity is “tax deferred”? Variable annuities are “tax deferred”, meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

You may also purchase one of our Annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.

Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail later in this prospectus entitled “Restrictions on Transfers Between Investment Options.”

Other Information: Please see the section entitled “Other Information” for more information about our Annuities, including legal information about Pruco Life of New Jersey, the Separate Account, and underlying Portfolios.

INVESTMENT OPTIONS

The Investment Options under each Annuity consist of the Sub-accounts. In this section, we describe the portfolios in which the Sub-Accounts invest and the investment restrictions that apply if you elect certain optional benefits.

Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The portfolios that you select, among those that are permitted, are your choice – we do not provide investment advice, nor do we recommend any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios.

As a condition of electing an optional living benefit (e.g., Highest Daily Lifetime Income v2.1), you will be prohibited from investing in certain Sub-accounts. We describe those restrictions below. In addition, all of the optional living benefits employ a predetermined mathematical formula, under which money is transferred between your chosen Sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).

Whether or not you elect an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the optional benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:

(a) a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;

(b) the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;

(c) a Portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs and asset flows or the Portfolio compared to other similar funds.

The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to the AST Investment Grade Bond Sub-account and other Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.

VARIABLE INVESTMENT OPTIONS

Each variable Investment Option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see “Pruco Life of New Jersey and the Separate Account” for more detailed information). Each Sub-account invests exclusively in one Portfolio. The Investment Objectives Chart below provides a description of each Portfolio’s investment objective to assist you in determining which Portfolios may be of interest to you. Please note, the AST Investment Grade Bond Sub-account is not available for allocation of Purchase Payments or owner-initiated transfers.

Not all portfolios offered as Sub-accounts may be available depending on whether you elect an optional benefit. Thus, if you elect an optional benefit, you would be precluded from investing in certain Portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios.

The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios.

In the table that follows, all Portfolio names include the prefix “AST,” which indicates that they are Portfolios of the Advanced Series Trust. In addition, for each Portfolio the subadviser(s), which has been engaged to conduct day-to-day management, is listed next to the description.

This Annuity offers only Portfolios managed by AST Investment Services, Inc. and/or Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey (“Affiliated Portfolios”). Pruco Life of New Jersey and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Portfolios, which may be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over other portfolios sponsored and advised by companies not affiliated with Pruco Life of New Jersey. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Portfolios to offer under the Annuity.  Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Portfolios benefit us financially.  Pruco Life of New Jersey has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life of New Jersey’s role as the issuer of this Annuity, and Pruco Life of New Jersey does not provide investment advice or recommend any particular Portfolio. See "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life of New Jersey" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.

In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.

You may select Portfolios individually, create your own combination of Portfolios (certain limitations apply – see “Limitations with Optional Benefits” later in this section), or select from among combinations of Portfolios that we have created called “Prudential Portfolio Combinations.” Under Prudential Portfolio Combinations, each Portfolio Combination consists of several asset allocation portfolios, each of which represents a specified percentage of your allocations. If you elect to invest according to one of these Portfolio Combinations, we will allocate your initial Purchase Payment among the Sub-accounts according to the percentage allocations of that Portfolio Combination. You may elect to allocate additional Purchase Payments according to the composition of the Portfolio Combination, although if you do not make such an explicit election, we will allocate additional Purchase Payments as discussed below under “Additional Purchase Payments.”

Once you have selected a Portfolio Combination, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts. This is a static, point of sale model allocation. Over time, the percentages in each asset allocation Portfolio may vary from the Portfolio Combination you selected when you purchased your Annuity based on the performance of each of the Portfolios within the Portfolio Combination. However, you may elect to participate in an automatic rebalancing program, under which we would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations stipulated by the Portfolio Combination you elected. Please see “Automatic Rebalancing Programs” below for details about how such a program operates. If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that uses a pre-determined mathematical formula, under which your Account Value may be transferred between “Permitted Sub-accounts” and a bond portfolio sub-account, and you have opted for automatic rebalancing in addition to Prudential Portfolio Combinations, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally as part of Prudential Portfolio Combinations.

If you are interested in a Portfolio Combination, you should work with your Financial Professional to select the Portfolio Combination that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. In providing these Portfolio Combinations, we are not providing investment advice. You are responsible for determining which Portfolio Combination or Sub-account(s) is best for you. Asset allocation does not ensure a profit or protect against a loss.

The following table contains limited information about the Portfolios. Before selecting an Investment Option or Portfolio Combination, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.

AlphaSimplex Group, LLC

AQR Capital Management, LLC
CNH Partners, LLC

CoreCommodity Management, LLC

First Quadrant, L.P.

Jennison Associates LLC

J.P. Morgan Investment Management, Inc.

Pacific Investment Management Company, LLC
Quantitative Management Associates LLC

Western Asset Management Company/Western Asset Management Company Limited

AST Advanced Strategies Portfolio

Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory, LLC

Loomis, Sayles & Company, L.P.

LSV Asset Management

Pacific Investment Management Company, LLC
PGIM, Inc.
Quantitative Management Associates LLC

T. Rowe Price Associates, Inc.

William Blair Investment Management, LLC

AST AQR Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST AQR Large-Cap Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited

AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.
AST BlackRock iShares ETF Portfolio	Seeks to maximize total return with a moderate level of risk.	BlackRock Financial Management, Inc.
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST Bond Portfolio 2017	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2018	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Bond Portfolio 2019	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2020	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2021	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2022	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2023	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2024	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2025	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2026	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2027	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Boston Partners Large-Cap Value Portfolio	Seeks capital appreciation.	Robeco Investment Management, Inc. d/b/a Boston Partners

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Defensive Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST FI Pyramis® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC
AST Global Real Estate Portfolio	Seeks capital appreciation and income.	Prudential Real Estate Investors
AST Goldman Sachs Large-Cap Value Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Multi-Asset Portfolio	Seeks to obtain a high level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Herndon Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	Herndon Capital Management, LLC
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM, Inc.
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC

AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management

AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc. Security Capital Research & Management Incorporated

AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Legg Mason Diversified Growth Portfolio	Seeks high risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC ClearBridge Investments, LLC QS Investors, LLC Western Asset Management Company Western Asset Management Company Limited
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST Lord Abbett Core Fixed Income Portfolio	Seeks income and capital appreciation to produce a high total return.	Lord, Abbett & Co. LLC
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM, Inc.
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Seeks capital growth.	LSV Asset Management Neuberger Berman Investment Advisers LLC
AST New Discovery Asset Allocation Portfolio	Seeks total return.

Affinity Investment Advisors, LLC
Boston Advisors, LLC
C.S. McKee, LP

EARNEST Partners, LLC

Epoch Investment Partners, Inc.

Longfellow Investment Management Co. LLC
Parametric Portfolio Associates LLC

Thompson, Siegel & Walmsley LLC

AST Parametric Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Parametric Portfolio Associates LLC
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM, Inc.
AST Prudential Growth Allocation Portfolio	Seeks total return.	PGIM, Inc. Quantitative Management Associates LLC
AST QMA Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA Large-Cap Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	Quantitative Management Associates LLC
AST Quantitative Modeling Portfolio	Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	Prudential Investments LLC Quantitative Management Associates LLC
AST RCM World Trends Portfolio	Seeks highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Schroders Global Tactical Portfolio	Seeks to outperform its blended performance benchmark.	Schroder Investment Management North America Inc. Schroder Investment Management North America Ltd.
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	RS Investment Management Co. LLC Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Growth Opportunities Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc. T. Rowe Price International, Ltd. T. Rowe Price International, Ltd. – Tokyo branch and T. Rowe Price Hong Kong Limited
AST T. Rowe Price Large-Cap Growth Portfolio

Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio

Seeks long-term capital growth primarily through investing in the common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.

T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio)	Seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management LLP
AST Wellington Management Hedged Equity Portfolio

Seeks to outperform a mix of 50% Russell 3000® Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.

Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company Western Asset Management Company Limited

FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).

Pyramis is a registered service mark of FMR LLC. Used under license.

Prudential Real Estate Investors is a business unit of PGIM, Inc.

AST Schroders Global Tactical Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (45%), the MSCI EAFE Index ND (USD Hedged) (12.5%), the MSCI EAFE Index ND (Local Hedged) (12.5%), and the Barclays US Aggregate bond Index (30%)

Security Capital Research & Management Incorporated is a wholly owned subsidiary of J.P. Morgan Investment Management Inc.

LIMITATIONS WITH OPTIONAL BENEFITS

As a condition to your electing certain optional benefits, we limit the Investment Options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Sub-accounts”. Under the first group (Group I), your allowable Investment Options are more limited, but you are not subject to mandatory quarterly re-balancing. We call the second group (Group II) our “Custom Portfolios Program.” The Custom Portfolios Program offers a larger menu of portfolios, but you are subject to certain other restrictions. Specifically:

■ you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST BlackRock/Loomis Sayles Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Lord Abbett Core Fixed Income Portfolio, and/or the AST Prudential Core Bond Portfolio); and

■  you may allocate up to 80% in the portfolios listed in the table below; and

■ on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Sub-accounts used with this Program, so that the percentages devoted to each portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the pre-determined mathematical formula inherent in the benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program, we will re-balance your Sub-accounts so that the percentages devoted to each portfolio remain the same as those in effect when you began the Custom Portfolios Program (subject to the predetermined mathematical formula inherent in the benefit); and

■ between quarter-ends, you may re-allocate your Account Value among the Investment Options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation; and

■ if you are already participating in the Custom Portfolios Program and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

While those who do not participate in any optional benefit generally may invest in any of the Investment Options described in the prospectus, only those who participate in the optional benefits listed in Group II below may participate in the Custom Portfolios Program. Please note that the Custom Portfolios Program is not available with any of the Highest Daily Lifetime Income v2.1 and 2.0 benefits. If you currently have an optional death benefit that allows you to participate in the Custom Portfolios Program and wish to elect a Highest Daily Lifetime Income v2.1 benefit, you may not continue to invest under the Custom Portfolios Program. Instead, you will have to allocate your Account Value to the Investment Options permitted for the Highest Daily Lifetime Income v2.1 benefit at the time you elect it. If you participate in the Custom Portfolios Program, you may not participate in other Automatic Rebalancing Programs. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any portfolio in which you participated immediately prior to the modification or termination. If you are not participating in the Custom Portfolios Program at the time of any modification or termination, or if you voluntarily transfer your Account Value out of the Custom Portfolios Program after any modification or termination, we may restrict your further eligibility to participate in the Custom Portfolios Program.

In the following tables, we set forth the optional benefits that you may have if you also participate in the Group I or Group II programs, respectively.

Group I: Allowable Benefit Allocations

Highest Daily Lifetime Income v2.1

Spousal Highest Daily Lifetime Income v2.1

Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit

Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit

Highest Daily Lifetime Income 2.0

Spousal Highest Daily Lifetime Income 2.0

Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit

Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit

Highest Daily Lifetime Income

Spousal Highest Daily Lifetime Income

Highest Daily Lifetime 6 Plus

Spousal Highest Daily Lifetime 6 Plus

GRO Plus II

Highest Daily GRO II

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock iShares ETF Portfolio

AST Capital Growth Asset Allocation Portfolio

AST Defensive Asset Allocation Portfolio

AST FI Pyramis® Quantitative Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST New Discovery Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST Wellington Management Hedged Equity Portfolio

Highest Anniversary Value Death Benefit

Group II: Custom Portfolios Program

Highest Daily Lifetime Income

Spousal Highest Daily Lifetime Income

Highest Daily Lifetime 6 Plus

Spousal Highest Daily Lifetime 6 Plus

GRO Plus II

Highest Daily GRO II

Highest Anniversary Value Death Benefit

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock iShares ETF Portfolio

AST BlackRock Low Duration Bond Portfolio

AST BlackRock/Loomis Sayles Bond Portfolio

AST Boston Partners Large-Cap Value Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Realty Portfolio

AST Defensive Asset Allocation Portfolio

AST FI Pyramis® Quantitative Portfolio

AST Global Real Estate Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Herndon Large-Cap Value Portfolio

AST High Yield Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan International Equity Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST Lord Abbett Core Fixed Income Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Money Market Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST New Discovery Asset Allocation Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Core Bond Portfolio

AST Prudential Growth Allocation Portfolio

AST QMA US Equity Alpha Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Hedged Equity Portfolio

AST Western Asset Core Plus Bond Portfolio

FEES, CHARGES AND DEDUCTIONS

In this section, we provide detail about the charges you incur if you own the Annuity.

The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

Contingent Deferred Sales Charge (“CDSC”): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, other promotional expenses and, in the case of the X Series, the cost of providing a Purchase Credit. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal (except that there is no CDSC on the C Series Annuity). The CDSC is calculated as a percentage of your Purchase Payment (not including any Purchase Credit applied on the X Series) being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is taken on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the X Series, the B Series, and the L Series are shown under “Summary of Contract Fees and Charges” earlier in this prospectus.

With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see “Free Withdrawal Amounts” later in this prospectus). If the free withdrawal amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (including gains), as described in the examples below.

EXAMPLES

These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the “Free Withdrawal Amount,” is not subject to the CDSC. The Free Withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in “Access to Account Value,” later in this prospectus.

Assume you purchase your B Series Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.

Example 1

Assume the following:

■  two years after the purchase, your Account Value is $85,000 (your Purchase Payment of $75,000 plus $10,000 of investment gain);

■ the free withdrawal amount is $7,500 ($75,000 x .10);

■  the applicable CDSC is 6%.

If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining amount of your withdrawal is subject to the 6% CDSC.

Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your Annual Income Amount through our systematic withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal may be deducted from your Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount.

■  If you request a gross withdrawal, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this case, the CDSC would equal $2,550 (($50,000 – the free withdrawal amount of $7,500 = $42,500) x .06 = $2,550). You would receive $47,450

($50,000 – $2,550). To determine your remaining Account Value after your withdrawal, we reduce your initial Account by the amount of your requested withdrawal. In this case, your Account Value would be $35,000 ($85,000 – $50,000).

■ If you request a net withdrawal, we first determine the entire amount that will need to be withdrawn in order to provide the requested payment. We do this by first subtracting the free withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 – 0.06) = $45,212.77. This is the total amount to which the CDSC will apply. The amount of the CDSC is $2,712.77. Therefore, in order to for you to receive the full $50,000, we will need to deduct $52,712.77 from your Account Value, resulting in remaining Account Value of $32,287.23.

Example 2

Assume the following:

■  you took the withdrawal described above as a gross withdrawal;

■ two years after the withdrawal described above, the Account Value is $48,500 ($35,000 of remaining Account Value plus $13,500 of investment gain);

■ the free withdrawal amount is still $7,500 because no additional Purchase Payments have been made and the Purchase Payment is still subject to a CDSC; and

■ the applicable CDSC in Annuity Year 4 is now 5%.

If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining $2,500 is subject to the 5% CDSC or $125 and you will receive $9,875.

See “Free Withdrawal Amounts” later in this prospectus for a discussion as to how this might affect an optional living benefit you may have. Please be aware that under the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime Income 6 plus suites of benefits: (a) for a gross withdrawal, if the amount requested exceeds the Annual Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Account Value exceeds the Annual Income Amount, the excess portion will be treated as Excess Income (which has negative consequences under those benefits).

Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance, the Purchase Payments used in the calculation may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.

We may waive any applicable CDSC under certain circumstances described below in “Exceptions/Reductions to Fees and Charges.”

Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or Custom Portfolio Program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Transfers made through any electronic method or program we specify are not counted toward the 20 free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.

Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $30 or 2% of your Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out from the Sub-accounts pro rata. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only assessed if the Account Value is less than $25,000 at the time the fee is due.

Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the “Summary of Contract Fees and Charges.” The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under each Annuity, including each Annuity’s basic Death Benefit (as described in the “Minimum Death Benefit” subsection in “Death Benefits” later in this prospectus) that, subject to the Annuity’s terms and conditions, provides guaranteed benefits to your Beneficiaries even if your Account Value declines. The Insurance Charge also compensates us for the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Each Annuity has a different Insurance Charge during the first 9 Annuity Years. However, for the L Series, X Series, and C Series, on the

Valuation Day immediately following the 9th Annuity Anniversary, the Insurance Charge drops to 1.30% annually (the B Series Insurance Charge is a constant 1.30%).

Charges for Optional Benefits: If you elect to purchase optional benefits, we will deduct an additional charge. This charge compensates us for the guarantees provided by the living benefit (as described in “Optional LIving Benefits” later in this prospectus) and the risk the persons we guarantee living benefit payments to will live longer than our assumptions. For some optional benefits, the charge is assessed against your Account Value allocated to the Sub-accounts. These charges are included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Income v2.1, the charge is assessed against the greater of the Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.

Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. This charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1%.

Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets, and reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

ANNUITY PAYMENT OPTION CHARGES

If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

PURCHASING YOUR ANNUITY

Please note that these Annuities are no longer available for new sales. The information provided in this section is for informational purposes only.

REQUIREMENTS FOR PURCHASING THE ANNUITY

We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.

Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series, C Series, and L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. That required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.

Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey by wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect an optional benefit.

Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the Annuity we must receive the application, in good order, before the oldest of the Owner(s) and Annuitant(s) turns age 80 for the X Series and age 85 for the B Series, L Series, and C Series. No

additional Purchase Payments will be permitted after age 85 for any of the Annuities. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity-owned) on the Issue Date of the Annuity or the date of the Owner’s death. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above – check with the broker-dealer firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.

Additional Purchase Payments: Currently you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer or “EFT” purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner’s 86th birthday or (ii) for entity-owned Annuities, the Annuitant’s 86th birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero.

Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.

For Annuities that have one of the Highest Daily Lifetime Income v2.1 benefits, we may limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

■ if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

■ if we are not then offering this benefit for new issues; or

■ if we are offering a modified version of this benefit for new issues.

If we exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Highest Daily Lifetime Income v2.1 benefit that you selected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities. Please see the “Living Benefits” section later in this prospectus for further information on additional Purchase Payments.

Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Tax Considerations” for additional information on these contribution limits.

Additional Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000, as described in detail in “Initial Purchase Payment,” above.

PURCHASE CREDITS UNDER THE X SERIES

As detailed below, we apply a “Purchase Credit” to your Annuity’s Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. To determine the amount of the Purchase Credit, we multiply the amount of the Purchase Payment by the applicable Purchase Credit percentage.

With respect to Purchase Payments (of any amount) received during Annuity Years 1 through 4, the credit percentage will equal 6%, so long as the oldest Owner (or Annuitant, if entity-owned) of the Annuity is younger than 82 at the time the Purchase Payment is made. If the oldest Owner (or Annuitant, if entity-owned) is aged 82-85 at the time the Purchase Payment (of any amount) is made, the credit percentage will equal 3% during Annuity Years 1-4. With respect to Purchase Payments received on the fourth anniversary of the Issue Date and thereafter, regardless of the Owner or Annuitant’s age, the credit percentage will be 0%.

Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the Investment Options in the same ratio as the applicable Purchase Payment is applied.

We do not consider the Purchase Credit as an “investment in the contract” for income tax purposes.

Example of Applying the Purchase Credit

Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 × .06) to your Account Value in the proportion that your Purchase Payment is allocated.

Recapture of Purchase Credits

The amount of any Purchase Credit applied to your X Series Account Value can be recaptured by Pruco Life of New Jersey under certain circumstances. Namely:

■ if you Free Look your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

■ if you exercise the Medically-Related Surrender feature of this Annuity, we will recapture any Purchase Credit that was granted during the 12 months preceding the date your request for such a surrender was received by us in Good Order.

The amount we recapture will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be recaptured. But if there was a loss on the Purchase Credit, the amount we recapture will still equal the amount of the Purchase Credit.

DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY

Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

■ Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity owners or an entity owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

■ Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.

■ Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

“Beneficiary” Annuity

You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent’s account into one of the Annuities described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.

Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590. We do not assess a CDSC (if applicable) on distributions from your Annuity if you are required by law to take such distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate and is paid out through a program of Systematic Withdrawals that we make available.

For IRAs and Roth IRAs, distributions must begin by December 31st of the year following the year of the decedent’s death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2. However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in “Tax Considerations”.

For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to Beneficiaries of a non-qualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in “Tax Considerations”.

You may take withdrawals in excess of your required distributions, however such withdrawals may be subject to the Contingent Deferred Sales Charge. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

The Annuity provides a basic Death Benefit upon death, and you may name “successors” who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

Please note the following additional limitations for a Beneficiary Annuity:

■ No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.

■ You may not elect any optional living or death benefits.

■  You may not annuitize the Annuity; no annuity options are available.

■ You may participate only in the following programs: Auto-Rebalancing, Dollar Cost Averaging, or Systematic Withdrawals.

■ You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.

■ If the Annuity is funded by means of transfer from another Beneficiary Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

■  The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request.  If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

■ If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

■  If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

RIGHT TO CANCEL

You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it. The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of this Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Date we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity less any applicable federal income tax withholding. Under the X Series, we will recapture any Purchase Credits upon your exercise of this Free Look right. Please note that if you purchased the Annuity as a replacement for another Annuity, your Free Look period is 60 days.

SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.

SALARY REDUCTION PROGRAMS

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

MANAGING YOUR ANNUITY

CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS

In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

■ a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;

■ a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;

■ a new Annuitant prior to the Annuity Date if the Owner is an entity;

■  a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

■ any permissible designation change if the change request is received at our Service Office after the Annuity Date;

■ a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

■ a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.

To the extent permitted under law, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of non-qualified Annuities only.

We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity.

We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

■ a company(ies) that issues or manages viatical or structured settlements;

■  an institutional investment company;

■  an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”);

■ or

■ a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular time frame. There are restrictions on designation changes when you have elected certain optional benefits.

A change of Owner, Annuitant or Beneficiary will take effect on the date the notice of change is signed. Any change we accept is subject to any transactions processed by us before we receive the notice of change.

Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefits section later in this prospectus for additional details.

Spousal Designations

If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you designate a different Beneficiary. Note that we will not split an Annuity due to divorce. Any such division will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please see “Tax Considerations” later in this prospectus for more information.

Contingent Annuitant

Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”).

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See “Spousal Continuation of Annuity” in “Death Benefits” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.

MANAGING YOUR ACCOUNT VALUE

There are several programs we administer to help you manage your Account Value. We describe our current programs in this section.

DOLLAR COST AVERAGING PROGRAM

We offer a Dollar Cost Averaging Program during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis).

There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

AUTOMATIC REBALANCING PROGRAMS

During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The “Accumulation Period” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that makes transfers under a pre-determined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program.

FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS

Unless you direct us otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. If your Financial Professional has this authority, we deem that all such transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.

Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled “Restrictions On Transfers Between Investment Options”. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.

RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS

During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.

Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime Income). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the predetermined mathematical formula.

Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involve the Sub-account corresponding to the AST Money Market Sub-account, or any transfer that involves one of our systematic programs, such as automated withdrawals.

Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

■ With respect to each Sub-account (other than the AST Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto-rebalancing or under a pre-determined mathematical formula used with an optional living benefit; and (ii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

■ We reserve the right to effect transfers on a delayed basis for all Annuities. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional) and will not waive a transfer restriction for any Owner.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

ACCESS TO ACCOUNT VALUE

TYPES OF DISTRIBUTIONS AVAILABLE TO YOU

During the Accumulation Period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Free Withdrawals.” Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. “pro rata” meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.

If you have an optional living benefit, and you take a withdrawal deemed to be Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself will terminate. See “Living Benefits” later in this prospectus for more information.

TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES

Prior to Annuitization

For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.

During the Annuitization Period

During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.

FREE WITHDRAWAL AMOUNTS

You can make a full or partial withdrawal from any of the Annuities during the Accumulation Period, although a CDSC, and tax consequences may apply. There is no CDSC with respect to the C Series. A CDSC may apply to the X Series, B Series, and L Series, but each Annuity offers a “Free Withdrawal” amount that applies only to partial withdrawals. The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments (excluding Purchase Credits) that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year. With respect to the C Series, because any withdrawal is free of a CDSC, the concept of “Free Withdrawal” is not applicable.

■ The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.

■ You can also make partial withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

Example. This example assumes that no withdrawals have previously been taken.

On January 3, to purchase your B Series Annuity, you make an initial Purchase Payment of $20,000.

On January 3 of the following year, you make a subsequent Purchase Payment to your B Series Annuity of $10,000.

■ Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Free Withdrawal amount in Annuity Year 1 equals $20,000 × 0.10, or $2,000.

■  Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Free Withdrawal amount in Annuity Year 2 equals $20,000 × 0.10, plus $10,000 × 0.10, or $2,000 + $1,000 for a total of $3,000.

To determine if a CDSC applies to partial withdrawals, we first determine if you have previously withdrawn all Purchase Payments. If so, no CDSC applies. If you have not previously withdrawn all Purchase Payments, we:

1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

2. Next determine what, if any, remaining amounts are in excess of the Free Withdrawal amount. These amounts will be treated as withdrawals of Purchase Payments, as described in “Fees, Charges and Deductions – Contingent Deferred Sales Charge (“CDSC”)” earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.

3. Withdraw any remaining amounts from any other Account Value (including gains).

Your withdrawal will include the amount of any applicable CDSC. Generally, you can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a “net” withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Account Value. Therefore, a larger amount may be deducted from your Account Value than the amount you specify. We will deduct the partial withdrawal from your Account Value in accordance with your instructions, although if you are participating in an optional living benefit, your withdrawal must be taken pro rata from each of your Investment Options. If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal.

Please be aware that although a given partial withdrawal may qualify as a free withdrawal for purposes of avoiding a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under one of the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus Suite of benefits. In that scenario, the partial withdrawal would be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years. For example, if the Annual Income Amount under Highest Daily Lifetime Income v2.1 were $2,000 and a $2,500 withdrawal that qualified as a free withdrawal were made, the withdrawal would be deemed Excess Income, in the amount of $500.

SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD

Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

Systematic Withdrawals can be made from your Account Value allocated to the Sub-accounts. Please note that Systematic Withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

If you have not elected an optional living benefit, we will withdraw Systematic Withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for Systematic Withdrawals, we will withdraw Systematic Withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw Systematic Withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v2.1) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

■ Systematic Withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.

■ If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

■ If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these Systematic Withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and Systematic Withdrawals for an amount greater than your Annual Income Amount will further negatively impact your future Annual Income Amount.

■ For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.

■ If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE

If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic Withdrawals under Sections 72(t)/72(q) may be subject to a CDSC (except that no CDSC applies to the C Series). To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59  1/2 that are not subject to the 10% penalty.

Please note that if a withdrawal under 72(t) or 72(q) is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then, we will process the withdrawal on the last Valuation Day prior to December 25th of that year.

REQUIRED MINIMUM DISTRIBUTIONS

Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of Systematic Withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.

The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see “Living Benefits” for further information relating to Required Minimum Distributions if you own a living benefit.

In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.

Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then, we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.

See “Tax Considerations” for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional benefits and Excess Income, see “Living Benefits – Highest Daily Lifetime Income v2.1 Benefit – Required Minimum Distributions.”

SURRENDERS

SURRENDER VALUE

During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, any charges assessable as a deduction from the Account Value for any applicable optional benefit charge, and any Annual Maintenance Fee.

We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits – Non-Lifetime Withdrawal Feature”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.

MEDICALLY-RELATED SURRENDERS

You may request to surrender all or part of your X Series, B Series, or L Series Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event“ as described below (a “Medically-Related Surrender”). The CDSC and this waiver are not applicable to the C Series.

If you request a full surrender, the amount payable will be your Account Value minus the amount of any Purchase Credits applied within 12 months prior to your request in Good Order to surrender your Annuity. With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59  1/2 may be subject to a 10% tax penalty and other tax consequences – see “Tax Considerations” later in this prospectus.

This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

■ If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;

■ If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

■ If the Owner is one or more natural persons, all such Owners must also be alive at such time;

■ We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and

■ no additional Purchase Payments can be made to the Annuity.

We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:

■ first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or

■ first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically-necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records.

ANNUITY OPTIONS

Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the “Living Benefits” section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.

You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.

If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.

If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2000 on the Annuity Date.

Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.

Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Please note that you may not annuitize within the first Annuity Year.

For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.

Option 1

Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during before the end of period certain, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.

Option 2

Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

Other Annuity Options We May Make Available

At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:

■ Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

■ Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.

■  Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. If the Annuitants’ joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

We reserve the right to cease offering any of these other annuity options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

LIVING BENEFITS

Pruco Life of New Jersey offers different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:

■ protecting a principal amount from decreases in value due to investment performance;

■ guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or

■ providing spousal continuation of certain benefits.

We currently offer the following “living benefits”:

■  Highest Daily Lifetime Income v2.1

■ Spousal Highest Daily Lifetime Income v2.1

■ Highest Daily Lifetime Income v2.1 With Highest Annual Death Benefit

■  Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit

The following “living benefits” are available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm:

■ Highest Daily Guaranteed Return Option II (HD GRO II)

■ Guaranteed Return Option Plus II (GRO PLUS II)

We previously offered the following optional living benefits during the periods indicated.

Offered from August 20, 2012 to February 24, 2013:

■ Highest Daily Lifetime Income 2.0

■ Spousal Highest Daily Lifetime Income 2.0

■ Highest Daily Lifetime Income 2.0 With Highest Annual Death Benefit

■  Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit

Offered from January 24, 2011 to August 19, 2012:

■ Highest Daily Lifetime Income

■ Spousal Highest Daily Lifetime Income

Offered from March 15, 2010 to January 23, 2011:

■ Highest Daily Lifetime 6 Plus Income

■ Spousal Highest Daily Lifetime 6 Plus Income

Please see Appendix D for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits; Appendix C for information pertaining to the Highest Daily Lifetime Income Suite of benefits; and Appendix B for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.

Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the “permitted Sub-accounts” – see “Investment Options” for lists of permitted Sub-accounts available by optional benefit) and certain bond portfolio Sub-accounts of AST. The Highest Daily Lifetime Income v2.1 Suite of benefits, Highest Daily Lifetime Income 2.0 Suite of benefits, Highest Daily Lifetime Income Suite of benefits, and Highest Daily Lifetime 6 Plus Suite of benefits use one predetermined mathematical formula. GRO Plus II and HD GRO II each uses a separate and different predetermined mathematical formula. Under the predetermined mathematical formula used with the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime 6 Plus Suite of benefits, your Account Value may be transferred between certain “permitted Sub-accounts” and the AST Investment Grade Bond Sub-account. Under each predetermined mathematical formula used with GRO Plus II and HD GRO II, your Account Value may be transferred between certain “permitted Sub-accounts” and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. The formulas differ because of the nature of the underlying guarantees, and thus could result in different transfers of account value over time. Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the investment requirements could mean that you miss appreciation opportunities in other investment options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the applicable AST bond portfolio Sub-account, and there is no guarantee that the applicable AST bond portfolio Sub-account will not lose value. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.

Here is a general description of each kind of living benefit that exists under this Annuity:

Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Highest Daily Lifetime Income v2.1 is one example of this type of benefit. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence.

Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, and Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit), withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that your Account Value is guaranteed to be at least a specified amount at some point in the future. Thus, these benefits may be appropriate for an annuity Owner who wants a guaranteed minimum Account Value after a specified number of years. Because the guarantee inherent in the benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. HD GRO II is one example of this type of benefit.

Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the “Investment Options” section of the prospectus for a list of Investment Options available and permitted with each benefit. We reserve the right to terminate a benefit if you allocate funds into non-permitted Investment Options. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims paying ability.

Termination of Existing Benefits and Election of New Benefits

If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period for such an election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options permitted for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes effective. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please see “Tax Considerations” for more information.

HIGHEST DAILY LIFETIME® INCOME v2.1 BENEFIT

Highest Daily Lifetime® Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income v2.1 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”

The income benefit under Highest Daily Lifetime Income v2.1 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus: “Spousal Highest Daily Lifetime Income v2.1 Benefit”, “Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

The Periodic Value on or before the Roll-Up End Date

On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (or the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

The Periodic Value after the Roll-Up End Date

On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1) the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).

Please note that if you elect Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature – Annual Income Amount under Highest Daily Lifetime Income v2.1

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59  1/2; 4% for ages 59  1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under the Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

■ If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

■ If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

While Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

■ if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

■ if we are not then offering this benefit for new issues; or

■  if we are offering a modified version of this benefit for new issues.

If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v2.1. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Highest Daily Lifetime Income v2.1 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit. Assume the following for all three examples:

■ The Issue Date is November 1

■ Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year

■ The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1

■  The first withdrawal is a Lifetime Withdrawal

Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

Example of dollar-for-dollar reductions

On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime withdrawal	$ 118,000.00
Amount of “non” Excess Income	$ 3,500.00
Account Value immediately before Excess Income of $1,500	$ 114,500.00
Excess Income amount	$ 1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$ 6,000.00
1.31% Reduction in Annual Income Amount	$ 78.60
Annual Income Amount for future Annuity Years	$ 5,921.40

Example of highest daily auto step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$ 238,000.00	$ 238,000.00	$ 11,900.00
June 29	$ 226,500.00	$ 228,009.60	$ 11,400.48
June 30	$ 226,800.00	$ 228,009.60	$ 11,400.48
July 1	$ 233,500.00	$ 233,500.00	$ 11,675.00
July 2	$ 231,900.00	$ 233,500.00	$ 11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

■ The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

■  This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

■ The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

■ The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year’s Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

■ The Issue Date is December 3

■ Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year

■ The Account Value at benefit election was $105,000

■  The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1

■ No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1

On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$ 15,000
Divided by Account Value before withdrawal	$ 120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$ 109,375

Required Minimum Distributions

Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

A “Calendar Year” runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

■ the remaining Annual Income Amount for that Annuity Year; plus

■  the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

Example

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2014 to 12/31/2014	06/01/2014 to 05/31/2015	01/01/2015 to 12/31/2015

Assume the following:

■ RMD Amount for Both Calendar Years = $6,000;

■  Annual Income Amount = $5,000; and

■  A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

■ The remaining Annual Income for that Annuity Year ($3,000); plus

■  The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

■ If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

■ If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

■ If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Benefits Under Highest Daily Lifetime Income v2.1

■ To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

■  Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

■ If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

■ In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

Other Important Considerations

■  Withdrawals under Highest Daily Lifetime Income v2.1 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

■ Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

■ You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

■ You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

■ Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

■  Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase

Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

■ If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

■ Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v2.1 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

Highest Daily Lifetime Income v2.1

The current charge for Highest Daily Lifetime Income v2.1 is 1.00% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

For Highest Daily Lifetime Income v2.1, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 will be based on your Account Value on the effective date of Highest Daily Lifetime Income v2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate Highest Daily Lifetime Income v2.1 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i) your termination of the benefit,

(ii) your surrender of the Annuity,

(iii) the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount)

(iv) our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities)

(v) both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income,

(vi) you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value,* or

(vii) you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income v2.1 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” and “Termination of Your Highest Daily Lifetime v2.1” earlier in this benefit description.

How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

Overview of the Predetermined Mathematical Formula

Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v2.1 suite of benefits, while managing the risk to Pruco Life of New Jersey associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income v2.1 suite is the predetermined mathematical formula used to transfer Account Value between the Permitted Subaccounts and the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”. The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v2.1 suite of benefits. The formula is not investment advice.

The formula is set forth in Appendix H (and is described below).

The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.

The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.

Transfer Activity Under the Formula

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.

It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

■ The difference between your Account Value and your Protected Withdrawal Value;

■  The amount of time the benefit has been in effect on your Annuity;

■ The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

■ Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

■ Any withdrawals you take from your Annuity (while the benefit is in effect).

Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

How the Formula Operates

Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

(1) First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.

(2) Second, we subtract any amounts invested in the Bond Sub-account (“B”) from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts (“V”). We refer to this resulting value as the “Target Ratio” or “R”.

(3) Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

(4) If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

The Formula is:

R = (L – B)/ V

More specifically, the formula operates as follows:

(1) We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix H) for that day by 5% and by the applicable Annuity Factor found in Appendix H. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.

Example (assume the Income Basis is $200,000, and the contract is 11  1/2 months old, resulting in an annuity factor of 14.95)

Target Value (L) = $200,000 x 5% x 14.95 = $149,500

(2) Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).

Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

Target Ratio (R) = ($149,500 – 0)/$179,500 = 83.3%

(3) If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

(4) In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

The 90% Cap

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

Monthly Transfers

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Account Value in the Bond Sub-account, or

b) An amount equal to 5% of your total Account Value.

Other Important Information

■  The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.

■ While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

■ Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

■ If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

■ Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

■ If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.

■ Additional Purchase Payments to your Annuity do not increase “B” within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.

■ If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional

Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v2.1 through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

SPOUSAL HIGHEST DAILY LIFETIME® INCOME v2.1 BENEFIT

Spousal Highest Daily Lifetime® Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”

Spousal Highest Daily Lifetime Income v2.1 is the spousal version of Highest Daily Lifetime Income v2.1. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.

Spousal Highest Daily Lifetime Income v2.1 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit.

As long as your Spousal Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions).

The Periodic Value on or before the Roll-Up End Date

On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

The Periodic Value after the Roll-Up End Date

On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1) the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Amount.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).

Please note that if you elect Spousal Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

■ If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

■ If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

While Spousal Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

■  if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

■ if we are not then offering this benefit for new issues; or

■  if we are offering a modified version of this benefit for new issues.

If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Spousal Highest Daily Lifetime Income v2.1 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:

■ The Issue Date is November 1

■ Spousal Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year

■ Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1

■ The first withdrawal is a Lifetime Withdrawal

Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

Example of dollar-for-dollar reductions

On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$ 118,000.00
Amount of “non” excess withdrawal	$ 2,900.00
Account Value immediately before excess withdrawal of $2,100	$ 115,100.00
Excess withdrawal amount	$ 2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$ 5,400.00
1.82% Reduction in Annual Income Amount	$ 98.28
Annual Income Amount for future Annuity Years	$ 5,301.72

Example of highest daily auto step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$ 238,000.00	$ 238,000.00	$ 10,710.00
June 29	$ 226,500.00	$ 227,994.52	$ 10,259.75
June 30	$ 226,800.00	$ 227,994.52	$ 10,259.75
July 1	$ 233,500.00	$ 233,500.00	$ 10,507.50
July 2	$ 231,900.00	$ 233,500.00	$ 10,507.50

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

■  The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

■ This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

■  The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

■ The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

■ The Issue Date is December 3

■ Spousal Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year

■ The Account Value at benefit election was $105,000

■  Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1

■ No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1

On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$ 15,000
Divided by Account Value before withdrawal	$ 120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%) Protected Withdrawal Value	$ 109,375

Required Minimum Distributions

See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v2.1 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Benefits Under Spousal Highest Daily Lifetime Income v2.1

■ To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

■  Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

■ If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

■ In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

Other Important Considerations

■ Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

■  Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

■  You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

■ You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

■ Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

■ Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

■ If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

■ Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v2.1 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

Spousal Highest Daily Lifetime Income v2.1

The current charge for Spousal Highest Daily Lifetime Income v2.1 is 1.10% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime Income v2.1 can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

■ One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or

■ Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or

■  One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such withdrawal. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i) upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii) upon the death of the second designated life;

(iii) your termination of the benefit;

(iv) your surrender of the Annuity;

(v) the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi) both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vii) you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value*; or

(viii) you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime Income v2.1 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

How Spousal Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-Accounts and the AST Investment Grade Bond Sub-Account

See “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

Additional Tax Considerations

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.

HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT

Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit (“HA DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). Highest Daily Lifetime Income v2.1 with HA DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”

Highest Daily Lifetime Income v2.1 is offered with or without the HA DB component; however, you may only elect HA DB with Highest Daily Lifetime Income v2.1, and you must elect the HA DB benefit at the time you elect Highest Daily Lifetime Income v2.1. If you elect Highest Daily Lifetime Income v2.1 without HA DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income v2.1 with HA DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.

The income benefit under Highest Daily Lifetime Income v2.1 with HA DB currently is based on a single “designated life” who is between the ages of 50 and 79 on the benefit effective date and received in Good Order. As long as your Highest Daily Lifetime Income v2.1 with HA DB is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1 with HA DB (including no payment of the Highest Annual Death Benefit Amount). As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Spousal Highest Daily Lifetime Income v2.1 Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

The Periodic Value on or before the Roll-Up End Date

On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

The Periodic Value after the Roll-Up End Date

On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1) the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).

Please note that if you elect Highest Daily Lifetime Income v2.1 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature – Annual Income Amount under Highest Daily Lifetime Income v2.1 with HA DB

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59  1/2; 4% for ages 59  1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

■ If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

■ If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

While Highest Daily Lifetime Income v2.1 with HA DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

■ if we determine that, as a result of the timing and amounts of your additional Purchase Payments and Withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

■ if we are not then offering this benefit for new issues; or

■  if we are offering a modified version of this benefit for new issues.

If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 with HA DB. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 with HA DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v2.1 with HA DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Highest Daily Lifetime Income v2.1 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

■ The Issue Date is November 1

■ Highest Daily Lifetime Income v2.1 with HA DB is elected on August 1 of the following calendar year

■ The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1 with HA DB

■ The first withdrawal is a Lifetime Withdrawal

Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.

Example of dollar-for-dollar reductions

On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

Here is the calculation:

Annual Income Amount		Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal	$ 118,000.00	Account Value before Lifetime Withdrawal	$ 118,000.00
Amount of “non” Excess Income	$ 3,500.00	Amount of “non” Excess Income	$ 3,500.00
Account Value immediately before		Account Value immediately before
Excess Income of $1,500	$ 114,500.00	Excess Income of $1,500	$ 114,500.00
Excess Income amount	$ 1,500.00	Excess Income amount	$ 1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%	Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$ 6,000.00	HA DB Amount	$ 109,420.00
1.31% Reduction in Annual Income Amount	$ 78.60	1.31% Reduction in Annual Income Amount	$ 1,433.40
Annual Income Amount for		Highest Annual Death
future Annuity Years	$ 5,921.40	Benefit Amount	$ 107,986.60

Example of highest daily auto step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$ 238,000.00	$ 238,000.00	$ 11,900.00
June 29	$ 226,500.00	$ 228,009.60	$ 11,400.48
June 30	$ 226,800.00	$ 228,009.60	$ 11,400.48
July 1	$ 233,500.00	$ 233,500.00	$ 11,675.00
July 2	$ 231,900.00	$ 233,500.00	$ 11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

■ The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

■  This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

■ The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

■ The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year’s Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v2.1 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1 with HA DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

■ The Issue Date is December 3

■ Highest Daily Lifetime Income v2.1 with HA DB is elected on September 4 of the following calendar year

■ The Account Value at benefit election was $105,000

■  The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1 with HA DB

■ No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1 with HA DB

On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$ 15,000.00
Divided by Account Value before withdrawal	$ 120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$ 109,375.00
Highest Annual Death Benefit Amount	$ 100,992.50

Required Minimum Distributions

Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

A “Calendar Year” runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

■ the remaining Annual Income Amount for that Annuity Year; plus

■  the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

Example

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2014 to 12/31/2014	06/01/2014 to 05/31/2015	01/01/2015 to 12/31/2015

Assume the following:

■ RMD Amount for Both Calendar Years = $6,000;

■  Annual Income Amount = $5,000; and

■  A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

■ The remaining Annual Income for that Annuity Year ($3,000); plus

■  The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

■ If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

■ If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

■ If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Highest Annual Death Benefit

A Death Benefit is payable under Highest Daily Lifetime Income v2.1 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity-owned), also referred to as the “Single Designated Life”, when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.

Highest Annual Death Benefit Amount:

On the date you elect Highest Daily Lifetime Income v2.1 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

(1) The Account Value on the current Valuation Day; and

(2) The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

■ increased by any Purchase Payments made since that anniversary and,

■  reduced by the effect of withdrawals made since that anniversary, as described below.

Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income v2.1 with HA DB.

On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

The Highest Annual Death Benefit will be calculated on the date of death of the decedent and will be:

■  increased by the amount of any additional Adjusted Purchase Payments, and

■ reduced by the effect of any withdrawals (as described in the preceding paragraph),

made during the period between the decedent’s date of death and the date we receive Due Proof of Death.

Please note that the Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income v2.1 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.

All other provisions applicable to Death Benefits under your Annuity will continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.

Benefits Under Highest Daily Lifetime Income v2.1 with HA DB

■ To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income v2.1 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income v2.1 with HA DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

■  Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate and no Death Benefit Amount is payable. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

■ If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

■ In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

Other Important Considerations

■ Withdrawals under Highest Daily Lifetime Income v2.1 with HA DB are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

■  Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

■  You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

■ You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

■ Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

■  Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

■ If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

■ Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v2.1 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

Charge for Highest Daily Lifetime Income v2.1 with HA DB

The current charge for Highest Daily Lifetime Income v2.1 with HA DB is 1.40% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.35% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

For Highest Daily Lifetime Income v2.1 with HA DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1 with HA DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1 with HA DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Income v2.1 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1 with HA DB, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 with HA DB will be based on your Account Value on the effective date of Highest Daily Lifetime Income v2.1 with HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 with HA DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate Highest Daily Lifetime Income v2.1 with HA DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HA DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i) your termination of the benefit,

(ii) your surrender of the Annuity,

(iii) when annuity payments begin (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount)

(iv) our receipt of Due Proof of Death of the Owner (or Annuitant if entity-owned)

(v) both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income

(vi) you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value,* or

(vii) you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income v2.1 with HA DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 with HA DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” earlier in this benefit description.

How Highest Daily Lifetime Income v2.1 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

See “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

Additional Tax Considerations

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.

SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT

Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit (“HA DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 with HA DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

An integral component of Spousal Highest Daily Lifetime Income v2.1 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”

Spousal Highest Daily Lifetime Income v2.1 with HA DB is the spousal version of Highest Daily Lifetime Income v2.1 with HA DB. Spousal Highest Daily Lifetime Income v2.1 is offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income v2.1, and you must elect the HA DB benefit at the time you elect Spousal Highest Daily Lifetime Income v2.1. If you elect Spousal Highest Daily Lifetime Income v2.1 without HA DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income v2.1 with HA DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” for details.

Spousal Highest Daily Lifetime Income v2.1 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v2.1 with HA DB is not available if you elect any other optional living or death benefit.

As long as your Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB (including no payment of the Highest Annual Death Benefit). As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus:

“Highest Daily Lifetime Income v2.1 Benefit”, “Spousal Highest Daily Lifetime Income v2.1 Benefit” and “Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

The Periodic Value on or before the Roll-Up End Date

On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

The Periodic Value after the Roll-Up End Date

On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1) the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).

Please note that if you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1 with HA DB

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

■ If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

■ If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

While Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

■  if we determine that, as a result of the timing and amounts of your additional Purchase Payments and Withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

■ if we are not then offering this benefit for new issues; or

■  if we are offering a modified version of this benefit for new issues.

If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 with HA DB. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 with HA DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Spousal Highest Daily Lifetime Income v2.1 with HA DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

■  The Issue Date is November 1

■  Spousal Highest Daily Lifetime Income v2.1 with HA DB is elected on August 1 of the following calendar year

■ Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1 with HA DB

■ The first withdrawal is a Lifetime Withdrawal

Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.

Example of dollar-for-dollar reductions

On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920.).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

Here is the calculation:

Annual Income Amount		Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal	$ 118,000.00	Account Value before Lifetime Withdrawal	$ 118,000.00
Amount of “non” Excess Income	$ 2,900.00	Amount of “non” Excess Income	$ 2,900.00
Account Value immediately before		Account Value immediately before
Excess Income of $2,100	$ 115,100.00	Excess Income of $2,100	$ 115,100.00
Excess Income amount	$ 2,100.00	Excess Income amount	$ 2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%	Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$ 5,400.00	HA DB Amount	$ 110,020.00
1.82% Reduction in Annual Income Amount	$ 98.28	1.82% Reduction in Annual Income Amount	$ 2,002.36
Annual Income Amount for		Highest Annual
future Annuity Years	$ 5,301.72	Death Benefit Amount	$ 108,017.64

Example of highest daily auto step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$ 238,000.00	$ 238,000.00	$ 10,710.00
June 29	$ 226,500.00	$ 227,994.52	$ 10,259.75
June 30	$ 226,800.00	$ 227,994.52	$ 10,259.75
July 1	$ 233,500.00	$ 233,500.00	$ 10,507.50
July 2	$ 231,900.00	$ 233,500.00	$ 10,507.50

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

■  The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

■ This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

■  The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

■  The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v2.1 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HA DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

■ The Issue Date is December 3

■ Spousal Highest Daily Lifetime Income v2.1 with HA DB is elected on September 4 of the following calendar year

■ The Account Value at benefit election was $105,000

■  Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1 with HA DB

■ No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1 with HA DB

On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$ 15,000.00
Divided by Account Value before withdrawal	$ 120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$ 109,375.00
Highest Annual Death Benefit Amount	$ 100,992.50

Required Minimum Distributions

See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v2.1 with HA DB for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Highest Annual Death Benefit

A Death Benefit is payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.

Highest Annual Death Benefit Amount:

On the date you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

(1) The Account Value on the current Valuation Day; and

(2) The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

■ increased by any Purchase Payments made since that anniversary and,

■  reduced by the effect of withdrawals made since that anniversary, as described below.

Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income v2.1 with HA DB.

On each anniversary of the benefit effective date, up to and including the date of death of the Remaining Designated Life, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

The Highest Annual Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:

■ increased by the amount of any additional Adjusted Purchase Payments, and

■  reduced by the effect of any withdrawals (as described in the preceding paragraph),

made during the period between the decedent’s date of death and the date we receive Due Proof of Death.

Please note that Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Daily Lifetime Income v2.1 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.

All other provisions applicable to Death Benefits under your Annuity continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.

Benefits Under Spousal Highest Daily Lifetime Income v2.1 with HA DB

■  To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual

Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 with HA DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

■ Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

■ Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate and no Death Benefit Amount is payable.

■ If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

■ In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

Other Important Considerations

■ Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 with HA DB benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

■ Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

■ You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

■ You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to (www.prudentialannuities.com.)

■ Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

■  Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

■ If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

■ Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v2.1 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

■ Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income v2.1 with HA DB will remain in force unless we are instructed otherwise.

Charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB

The current charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB is 1.50% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime Income v2.1 with HA DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 with HA DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

■ One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be between 50 – 79 years old at the time of election; or

■ Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or

■  One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die, or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1 with HA DB. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 with HA DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Income v2.1 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 with HA DB will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1 with HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i) upon our receipt of Due Proof of Death of the first designated life who is an Owner (or who is the Annuitant if entity-owned), if the Remaining Designated Life elects not to continue the Annuity;

(ii) upon our receipt of Due Proof of Death of an Owner (or Annuitant if entity-owned) if the surviving spouse is not eligible to continue the benefit because such spouse is not a spousal designated life and there is any Account Value on the date of death;

(iii) upon our receipt of Due Proof of Death of the Remaining Designated Life if a Death Benefit is payable under this benefit;

(iv) your termination of the benefit;

(v) your surrender of the Annuity;

(vi) when annuity payments begin (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vii) both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(viii) you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value*, or

(ix) you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime Income v2.1 with HA DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

How Spousal Highest Daily Lifetime Income v2.1 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

See “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

Additional Tax Considerations

Please see “Additional Tax Considerations” under Highest Daily Lifetime Income v2.1 above.

GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)

GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Guaranteed Return OptionSM Plus II (GRO Plus IISM) is a form of “guaranteed minimum accumulation benefit” that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to the predetermined mathematical formula described below that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.

Under GRO Plus II, we guarantee that on the seventh anniversary of benefit election, and each anniversary thereafter, the Account Value will be not less than the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below). We refer to this initial guarantee as the “base guarantee.” In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may “manually” lock in an enhanced guarantee once per “benefit year” (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count towards the one elective manual lock-in you may make each benefit year. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from “manually” locking-in an enhanced guarantee during the ensuing benefit year. In addition, the fact that you “manually” locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account (which is used as part of a pre-determined mathematical formula used with this benefit) with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions, and if none exist, then pro rata to your variable Sub-accounts (see below “Key Feature – Allocation of Account Value”). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years prior to the Latest Annuity Date (please see “Annuity Options” for further information). This also applies to a new Owner who has acquired the Annuity from the original Owner.

In this section, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions, which means: a) the Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee in accordance with your most recent allocation instructions, which means: a) the Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program.

Any addition or transferred amount may be subsequently re-allocated based on the predetermined mathematical formula described below.

The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (including any associated Purchase Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 3, 2011 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2012 would increase the base guarantee amount to $130,000.

If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

EXAMPLE

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

Assume the following:

■ The Issue Date is December 1, 2010

■ The benefit is elected on December 1, 2010

■  The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000

■ An enhanced guarantee amount of $350,000 is locked in on December 1, 2011

■  The Account Value immediately prior to the withdrawal is equal to $380,000

■ For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.

Here is the calculation (figures are rounded):

Withdrawal Amount	$ 50,000
Divided by Account Value before withdrawal	$ 380,000
Equals ratio	13.16%
All guarantees will be reduced by the above ratio (13.16%)
Base guarantee amount	$ 173,680
Enhanced guarantee amount	$ 303,940

Key Feature – Allocation of Account Value For GRO Plus II (and Highest Daily GRO II, if elected prior to July 16, 2010)

We limit the Sub-accounts to which you may allocate Account Value if you elect GRO Plus II or Highest Daily GRO II (HD GRO II) (see below for information pertaining to HD GRO II). For purposes of these benefits, we refer to those permitted Investment Options (other than the required bond portfolio Sub-accounts discussed below) as the “Permitted Sub-accounts.”

GRO Plus II and HD GRO II use a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II and HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring them to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix F of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the formula applicable to GRO Plus II and HD GRO II, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO II benefit). If you have elected GRO Plus II or HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST Bond Portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the “current liability” may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.

In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

For example,

■ March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

■ March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

■ On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

■ Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

■ The difference between your Account Value and your guarantee amount(s);

■  The amount of time until the maturity of your guarantee(s);

■ The amount invested in, and the performance of, the Permitted Sub-accounts;

■ The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

■ The discount rate used to determine the present value of your guarantee(s);

■  Additional Purchase Payments, if any, that you make to the Annuity; and

■ Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

Election/Cancellation of the Benefit

GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. GRO Plus II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit.

GRO Plus II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity-owned Annuity), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest Annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus II will no longer provide any guarantees. The charge for the GRO Plus II benefit will no longer be deducted from your Account Value upon termination of the benefit.

If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Account Value is allocated in a manner permitted with that new benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” above for more details). You also should be aware that upon cancellation of the GRO Plus II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available at that time and on a post-issue basis.

Special Considerations under GRO Plus II

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

■  Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus.

■ Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.

■ Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

■ Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in GRO Plus II. Thus, you may not elect GRO Plus II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in GRO Plus II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

■  As the time remaining until the applicable maturity date(s) gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

Charges under the Benefit

We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)

Highest Daily GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Highest DailySM Guaranteed Return OptionSM II (HD GRO IISM) is a form of “guaranteed minimum accumulation benefit” that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to a predetermined mathematical formula that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.

HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the Latest Annuity Date. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the HD GRO II benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value (adjusted for Purchase Payments and withdrawals, as described below) that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 6, 2011, we would create a guarantee on January 6 of each subsequent year. For example, we would create a guarantee on January 6, 2015 based on the highest Account Value occurring between January 6, 2011 and January 6, 2015, and that guarantee would mature on January 6, 2025. As described below, we adjust each of the guarantee amounts for Purchase Payments (and any associated Purchase Credits) and withdrawals.

If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is either (1) being allocated according to an asset allocation program or (2) at that time allocated entirely to an AST bond portfolio Sub-account. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program. If the latter (i.e., an AST bond portfolio Sub-account), then your Account Value will be transferred to the Sub-accounts permitted with this benefit according to your most recent allocation instructions. Any addition or transferred amount may subsequently be re-allocated based on the predetermined mathematical formula described below.

We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each subsequent Purchase Payment (including any associated Purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 4, 2011, and there was an initial guaranteed amount that was set at $100,000 maturing January 4, 2021, and a second guaranteed amount that was set at $120,000 maturing January 4, 2022, then a $30,000 Purchase Payment made on March 30, 2012 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

EXAMPLE

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

Assume the following:

■ The Issue Date is December 1, 2010

■ The benefit is elected on December 1, 2010

■  The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000

■ An additional guarantee amount of $350,000 is locked in on December 1, 2011

■  The Account Value immediately prior to the withdrawal is equal to $380,000

■ For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation (figures are rounded):

Withdrawal Amount	$ 50,000
Divided by Account Value before withdrawal	$ 380,000
Equals ratio	13.16%
All guarantees will be reduced by the above ratio (13.16%)
Initial guarantee amount	$ 173,680
Additional guarantee amount	$ 303,940

Key Feature – Allocation of Account Value

We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the “Permitted Sub-accounts”.

HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix G of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

In general, the formula works as follows. Under the formula, Account Value will transfer between the “permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

For example,

■  March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

■ March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

■ On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

■ Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

■ The difference between your Account Value and your guarantee amount(s);

■  The amount of time until the maturity of your guarantee(s);

■ The amount invested in, and the performance of, the Permitted Sub-accounts;

■  The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

■ The discount rate used to determine the present value of your guarantee(s);

■  Additional Purchase Payments, if any, that you make to the Annuity; and

■ Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

Election/Cancellation of the Benefit

HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit.

HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity-owned Annuity), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with that new benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” section for more details). You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.

Special Considerations under HD GRO II

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

■ Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section. Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.

■ Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

■ As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

■ Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in HD GRO II. Thus, you may not elect HD GRO II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in HD GRO II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

Charges under the Benefit

We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

DEATH BENEFITS

TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT

Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.

Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits” below).

After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Money Market Sub-account, the amount of the death benefit is impacted by the Insurance Charge and subject to market fluctuations.

No Death Benefit will be payable if the Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

EXCEPTIONS TO AMOUNT OF DEATH BENEFIT

There are certain exceptions to the amount of the Death Benefit.

Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the basic Death Benefit or any Death Benefit in connection with an optional living benefit).

Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), any Death Benefit (including the Minimum Death Benefit, any optional Death Benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income with HA DB, Highest Daily Lifetime Income 2.0 with HA DB and Spousal Highest Daily Lifetime Income 2.0 with HA DB) that applies will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value, less any Purchase Credits granted during the period beginning 12 months prior to decedent’s date of death and ending on the date we receive Due Proof of Death with respect to the X Series. Thus, if you had elected an Optional Death benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income with HA DB, Highest Daily Lifetime Income 2.0 with HA DB or Spousal Highest Daily Lifetime Income 2.0 with HA DB, and the suspension were in effect, you would be paying the fee for the optional Death Benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income with HA DB, Highest Daily Lifetime Income 2.0 with HA DB or Spousal Highest Daily Lifetime Income 2.0 with HA DB even though during the suspension period your Death Benefit would be limited to the Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See “Change of Owner, Annuitant and Beneficiary Designations” in “Managing Your Annuity” with regard to changes of Owner or Annuitant that are allowable.

Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

DEATH BENEFITS

Each Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:

■ The sum of all Purchase Payments you have made since the Issue Date of the Annuity (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; AND

■ Your Account Value.

SPOUSAL CONTINUATION OF ANNUITY

Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the pre-determined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Subsequent to spousal continuation, the minimum Death Benefit will be equal to the greater of:

■ The Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and

■ The Account Value on Due Proof of Death of the surviving spouse.

With respect to Highest Daily Lifetime Income v2.1 with HA DB, Highest Daily Lifetime Income 2.0 with HA DB, Spousal Highest Daily Lifetime Income v2.1 with HA DB and Spousal Highest Daily Lifetime Income 2.0 with HA DB:

■ If the Highest Annual Death Benefit is not payable upon the death of a Spousal Designated Life, and the Remaining Designated Life chooses to continue the Annuity, the benefit will remain in force unless we are instructed otherwise.

■ If a Death Benefit is not payable upon the death of a Spousal Designated Life (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the benefit will remain in force unless we are instructed otherwise.

Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse’s 80th birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80th birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse’s Death Benefit will equal the basic Death Benefit.

We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.

A surviving spouse’s ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.

PAYMENT OF DEATH BENEFITS

Alternative Death Benefit Payment Options – Annuities owned by Individuals (not Associated with Tax-Favored Plans)

Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:

■ within five (5) years of the date of death (the 5 Year Deadline); or

■  as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

■ as a lump sum payment; or

■ as a series of required distributions under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” unless you have made an election prior to Death Benefit proceeds becoming due.

If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

■ If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death (the “Qualified 5 Year Deadline”), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted and we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.

■ If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5 Year Deadline. If the Beneficiary does not begin installments by December 31st of the year following the year of death, then no partial withdrawals will be permitted and we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

■ If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See “Tax Considerations” and consult your tax advisor.

BENEFICIARY CONTINUATION OPTION

Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities. This option is different from the “Beneficiary Annuity”, because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate.

Under the Beneficiary Continuation Option:

■ The Beneficiary must apply at least $15,000 to the Beneficiary Continuation Option (thus, the Death Benefit amount payable to each beneficiary must be at least $15,000).

■ The Annuity will be continued in the Owner’s name, for the benefit of the Beneficiary.

■ Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.

■ Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

■ The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit in connection with an optional living benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.

■ The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.

■ The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

■ No additional Purchase Payments can be applied to the Annuity. Multiple deaths cannot be combined in a single Beneficiary Continuation Option.

■ The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.

■ The Beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary’s withdrawal rights.

■ Withdrawals are not subject to CDSC.

■  Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.

■ If the Beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

VALUING YOUR INVESTMENT

VALUING THE SUB-ACCOUNTS

When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price.” The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled “Termination of Optional Benefits” for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Example

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

PROCESSING AND VALUING TRANSACTIONS

Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.

We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

■ trading on the NYSE is restricted;

■ an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or

■ the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.

We have arrangements with certain selling firms, under which receipt by the firm in Good Order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. (“CGM”). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC (“MSSB”) where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”) under which transfer orders between Sub-accounts that are received in Good Order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated at any time or modified in certain circumstances.

Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days.

With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.

As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.

Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase Payments” under “Purchasing Your Annuity” earlier in this prospectus.

Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.

Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “ Processing And Valuing Transactions”.

Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

Termination of Optional Benefits: In general, if an optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus Suite of benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.

TAX CONSIDERATIONS

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

Same Sex Marriages, Civil Unions and Domestic Partnerships

The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting. Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

NONQUALIFIED ANNUITIES

In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

Taxes Payable by You

We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.

It is possible that the IRS could assert that some or all of the charges for the optional living benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

Taxes on Withdrawals and Surrender

If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.

Taxes on Annuity Payments

If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date

You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity Date for your Annuity. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.

Partial Annuitization

Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under section 72 of the Code. We do not currently permit partial annuitization.

Medicare Tax on Net Investment Income

The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,400 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

Tax Penalty for Early Withdrawal from a Nonqualified Annuity

You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this tax penalty if:

• the amount is paid on or after you reach age 59½ or die;

• the amount received is attributable to your becoming disabled;

• generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

• the amount received is paid under an immediate Annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Special Rules in Relation to Tax-free Exchanges Under Section 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

After you elect an annuity payment option, you are not eligible for a tax-free exchange under Section 1035.

Taxes Payable by Beneficiaries for a Nonqualified Annuity

The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit

• As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

• Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment, The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

• Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

Reporting and Withholding on Distributions

Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners

Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity, and increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity, and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of the first grantor’s death under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.

Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.

Annuity Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.

The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may typically be purchased for use in connection with:

• Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

• Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

• A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

• H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

• Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

• Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

You may establish an advisory fee deduction program for a qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable. Advisory fee deduction programs are not permitted if the Annuity has a living benefit. Charges for investment advisory fees that are taken from a qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.

Types of Tax-favored Plans

IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2016 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.

In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

• You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

• Your rights as Owner are non-forfeitable;

• You cannot sell, assign or pledge the Annuity;

• The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

• The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½; and

• Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

• A 10% early withdrawal penalty described below;

• Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

• Failure to take a Required Minimum Distribution, also described below.

SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

• If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $53,000 in 2016, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2016, this limit is $265,000;

• SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

• SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $18,000 in 2016 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2016. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

• Contributions to a Roth IRA cannot be deducted from your gross income;

• “Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

• If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70½, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.

TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2016. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2016. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

• Your attainment of age 59½;

• Your severance of employment;

• Your death;

• Your total and permanent disability; or

• Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Required Minimum Distributions and Payment Options

If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own.

Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

Charitable IRA Distributions.

Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

• If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70½, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.

• If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.

• If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this tax penalty if:

• the amount is paid on or after you reach age 59½ or die;

• the amount received is attributable to your becoming disabled; or

• generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or 5 years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Withholding

We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

• For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

• If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

• For all other distributions, we will withhold at a 10% rate.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans – Qualified Annuities

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

Gifts and Generation-skipping Transfers

If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.

OTHER INFORMATION

PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT

Pruco Life of New Jersey. Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that Pruco Life of New Jersey owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime Income 2.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey’s ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.

Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life of New Jersey files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.

Service Providers

Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2015, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address

BROADRIDGE INVESTOR COMMUNICATION	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
CT Corporation	UCC filings, corporate filings and annual report filings	111 Eighth Avenue, New York, NY 10011
D.F. King	Proxy services	77 Water Street New York, NY 10005

EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601

EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services (NFS)	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109

NEPS, LLC	Composition, printing, and mailing of contracts and benefit documents	12 Manor Parkway, Salem, NH 03079

PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation (DTCC)	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Venio LLC d/b/a Keane	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030

The Separate Account. We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the Annuities. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. Pruco Life of New Jersey segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. The obligations under the Annuities are those of Pruco Life of New Jersey, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

■ offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

■ close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

■ combine the Separate Account with other “unitized” separate accounts;

■ deregister the Separate Account under the Investment Company Act of 1940;

■ manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

■ make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

■  establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

■ make any changes required by federal or state laws with respect to annuity contracts; and

■  to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account, which includes amounts in the Secure Value Account, are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the New Jersey Department of Banking and Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.

Fees and Payments Received by Pruco Life of New Jersey

As detailed below, Pruco Life of New Jersey and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.

We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.

We also receive administrative services payments from the advisers of the underlying Portfolios or their affiliates (not the Portfolios), which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.50% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.

In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2015, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $20.00 to approximately $25,000.00. These amounts relate to all individual variable annuity contracts issued by Pruco Life of New Jersey or its affiliates, not only the Annuity covered by this prospectus.

In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.

LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS

Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.

We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

Material Conflicts

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1) changes in state insurance law;
(2) changes in federal income tax law;
(3) changes in the investment management of any Variable Investment Option; or
(4) differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

Confirmations, Statements, and Reports

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, auto rebalancing, and the Custom Portfolios Program in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY

Prudential Annuities Distribu tors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolio s. PAD’s principal business address is One Corporate Drive, Shelton, Connectic ut 06484. PAD is registered as a broker/de aler under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Fin ancial Industry Regulatory Authori ty (FINRA ). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registe red under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subs idiary of Prudential Financial that sells variable annuity and variable life insurance (among other pro duc ts) through its registered representative s. Applications for each Annuity are solicited by registered representati ves of the Firms. PAD utilizes a network of its own registered representat ives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered represe ntati ves who sell the Annuities are also appointed insurance agents of Pruco Life.

In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concession, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.

Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6.0% for the X Series, 7.0% for the B Series, 5.50% for the L Series and 2.0% for the C Series. Alterna tiv e compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Unadjusted Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM ,” (total assets), subject to certain criteria in certain Pruco Life products . These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.

In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash com pensation arrangements with certain Firms with respect to certain or all registe red representatives of such Firms under whic h such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may inc lude, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affilia tes ; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operati ons, systems and other support; holding seminars intended to educate registered representatives and make them mor e knowled geabl e about the Annuities; conferen ces (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited mar keting complianc e approval and preferred programs to PAD; and reimbursements to Fir ms for marketing activities or other services provided by third-party vendors to the Firms and/or their regi stered representati ves. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conferen ce, and others have a much broader scope.

Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firm s and Entities. In addition, we or our affiliates may provide such compensatio n, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of vari able annuities or life insurance offered by different Prudential business units.

The lists below includes the names of the Firms and Entities that we are aware (as of December 31, 2015) received compensation with respect to our annuity bu siness generally during 2015 (or as to which a payment amount was accrued during 2015). The Fir ms and Entities listed incl ude those receiving non-cash and/or cash compensation (as indicated below) in connection with marketi ng of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representati ve can provide you with more information about the compensati on arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliat e Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compen sation that is not reflected in this 2015 retrospective depiction. During 2015, non-cash compensation received by Firms and Entities ranged from $16.67 to $815,993.88. During 2015, cash compensation received by Firms ranged from $98.00 to $8,868,047.39.

All of the Firms and Entities listed below received non-cash compensation during 2015. In addition, Firms in bold also received cash compensation during 2015.

1st Global Capital Corp.

Advisor Group

Aegon Transamerica

AFS Brokerage, Inc.

AHIL-Prudential

AIG Advisor Group

ALHA

Alliance

Alliant/Benefit Partners

Allianz

Allstate Financial Srvcs, LLC

Alpha Simplex

American Financial Associates

AMERICAN PORTFOLIO FIN SVCS INC

Ameritas Investment Corp.

Anchor Bay Securities, LLC

Annuity Partners

AON

AQR Capital Management

Ausdal Financial Partners, Inc.

AXA Advisors, LLC

Ballew Investments

Bank of Oklahoma

Bank of the West

BB&T Investment Services, Inc.

BBVA Compass Investment Solutions, Inc.

Berthel Fisher & Company

BlackRock Financial Management Inc.

Broker Dealer Financial Services

Brokers International

Cadaret, Grant & Co., Inc.

Calton & Associates, Inc

Cambridge Advisory Group

Cambridge Investment Research, Inc.

Cantella & Co., Inc.

CAPE SECURITIES, INC.

Capital Guardian

Capital Investment Group, Inc.

CCO Investment Services Corp

Centaurus Financial, Inc.

Centera Capital Securities

Cetera Advisor Network LLC

Cetera Financial Group LLC

Cetera Investment Services

CFD Investments, Inc.

CHAR

Citigroup Global Markets Inc.

COMERICA SECURITIES, INC.

Commerce Bank

Commonwealth Financial Network

Compass Bank Wealth Management Group

Comprehensive Asset Management

Country Financial

CPS (Custom Benefit Plans)

Craig Schubert

Crown Capital Securities, L.P.

CUNA Brokerage Svcs, Inc.

CUSO Financial Services, L.P.

David Lerner and Associates

Delaware Investments

Dempsey Lord Smith, LLC

Edward Jones & Co.

Envestnet

Epoch Investment Management

Equity Services, Inc.

Essex Financial Services, Inc.

Farm Bureau Financial Services

Fidelity Institutional Wealth Services (FIWS)

Fidelity Investments

Fifth Third Securities, Inc.

Financial Architects, Inc.

Financial Planning Consultants

Financial Services Int'l Corp. (FSIC)

Financial West Group

First Allied Securities Inc

First Citizens Bank

First Commonwealth

First Heartland Capital, Inc.

First Protective Insurance Group

First Southeast Investor Services

First Tennessee Brokerage, Inc

First Trust Portfolios L.P.

Foothill Securities, Inc.

Foresters Equity Services Inc.

Fortune Financial Services, Inc.

Founders Financial Securities, LLC

Franklin Templeton

FSC Securities Corp.

GBS - Life Plans Unlimited

Geneos Wealth Management, Inc.

Gilman Ciocia, Inc.

Goldman Sachs & Co.

GWN Securities, Inc.

H. Beck, Inc.

H.D. Vest Investment

Hantz Financial Services,Inc.

Harvest Capital

HBW Securities, Inc.

Hornor, Townsend & Kent, Inc.

HSBC

Huntleigh Securities

Independent Consultant

Independent Financial Grp, LLC

Individual Client

Infinex Financial Group

Institutional Securities Corp.

INTERCAROLINA FINANCIAL SERVICES, INC.

Intervest International

Invest Financial Corporation

Investacorp

Investment Centers of America

Investment Professionals

Investors Capital Corporation

J.J.B. Hilliard Lyons, Inc.

J.P. Morgan

J.W. Cole Financial, Inc.

Jackson National Life

Janney Montgomery Scott, LLC.

Janus Capital

Jennison Associates, LLC

JHS Capital

Key Bank

KEY INVESTMENT SERVICES LLC

KMS Financial Services, Inc.

Kovack Securities, Inc.

LaSalle St. Securities, LLC

Lazard

Leaders Group Inc.

Legg Mason

Lifemark Corporation

Lincoln Financial Advisors

Lincoln Financial Securities Corporation

Lincoln Investment Planning

Lincoln Motor Company

LPL Financial Corporation

M and T Bank Corporation

M Holdings Securities, Inc

Mass Mutual Financial Group

Merrill Lynch, P,F,S

MetLife

MFS

MML Investors Services, Inc.

Money Concepts Capital Corp.

Morgan Stanley Smith Barney

MTL Equity Products, Inc.

Mutual of Omaha Bank

National Planning Corporation

National Securities Corp.

Natixis Funds

Neuberger Berman

New York Life

Next Financial Group, Inc.

NFP Securities, Inc.

North Ridge Securities Corp.

OneAmerica Securities, Inc.

OPPENHEIMER & CO, INC.

Park Avenue Securities, LLC

People's Securities

Perryman Financial Advisory

PIMCO

Pinnacle Financial Group, Inc.

Pinnancle Investments, LLC

PlanMember Securities Corp.

PNC Bank

PNC Investments, LLC

Princor Financial Services Corp.

Private Client Services, LLC

ProEquities

Prospera Financial Services, Inc.

Prudential Annuities

Purshe Kaplan Sterling Investments

Questar Capital Corporation

R.D. Scinto, Inc.

Raymond James Financial Svcs

RBC CAPITAL MARKETS CORPORATION

RCM&D Inc.

Robert W. Baird & Co., Inc.

Royal Alliance Associates

Sage Rutty & Co., Inc.

Sagemark Consulting

SAGEPOINT FINANCIAL, INC.

Sammons Securities Co., LLC

Santander

SCF Securities, Inc.

Schroders Investment Management

SEAF

Securian Financial Svcs, Inc.

Securities America, Inc.

Securities Service Network

Sigma Financial Corporation

Signator Investors, Inc.

SII Investments, Inc.

Sorrento Pacific Financial LLC

Southeast Financial Group, Inc.

Southern Bank

Sterne Agee Financial Services, Inc.

Stifel Nicolaus & Co.

STRATEGIC FIN ALLIANCE INC

SunTrust Investment Services, Inc.

SWBC Investment Services

Syndicated

T. Rowe Price Group, Inc.

TFS Securities, Inc.

The Investment Center

The O.N. Equity Sales Co.

The PNC Financial Services Group, Inc.

The Prudential Insurance Company of America

The Strategic Financial Alliance Inc.

TransAmerica Financial Advisors, Inc.

Triad Advisors, Inc.

UBS Financial Services, Inc.

Umpqua Investments

United Planners Fin. Serv.

US Bank

USI Securities Inc

VALIC Financial Advisors, Inc

Valley Forge Financial Group Inc

VOYA Financial Advisors

WADDELL & REED INC.

Wall Street Financial Group

WAYNE HUMMER INVESTMENTS LLC

WB2

Wealth Preservation Partners, LLC

Wedbush Morgan Securities

Wells Fargo Advisors LLC

WELLS FARGO ADVISORS LLC - WEALTH

Western International Securities, Inc.

WFG Investments, Inc.

Wintrust Financial Corporation

Woodbury Financial Services

World Equity Group, Inc.

World Group Securities, Inc.

Wunderlich Securities

The Firms listed below received cash compensation during 2015 but did not receive any non-cash compensation.

Capital One Investment Services, LLC

Gary Goldberg & Co., Inc.

Raymond James & Associates

Wells Fargo Investments LLC

WRP Investments, Inc

You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a Financial Professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

Litigation and Regulatory Matters

Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life of New Jersey’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life of New Jersey establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life of New Jersey reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey’s financial position.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

■ Company

■ Experts

■ Principal Underwriter

■ Payments Made to Promote Sale of Our Products

■ Cyber Security Risks

■ Determination of Accumulation Unit Values

■  Financial Statements

HOW TO CONTACT US

Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

Prudential’s Customer Service Team

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

Internet

Access information about your Annuity through our website: www.prudentialannuities.com

Correspondence Sent by Regular Mail

Prudential Annuity Service Center

P.O. Box 7960

Philadelphia, PA 19176

Correspondence Sent by Overnight*, Certified or Registered Mail

Prudential Annuity Service Center

2101 Welsh Road

Dresher, PA 19025

* Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.

Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

APPENDIX A – ACCUMULATION UNIT VALUES

As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit value corresponding to each combination of such contract features.

Here, we set forth the historical Unit values corresponding to the lowest charge level for each Series and the highest charge level for each Series. In the Statement of Additional Information, which is available free of charge upon request, we set forth Unit values corresponding to the remaining charge levels.

PREMIER RETIREMENT X SERIES

Pruco Life Insurance Company of New Jersey

Prospectus

ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.85%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96776	$10.80355	1,040,948
01/01/2011 to 12/31/2011	$10.80355	$10.32201	1,530,262
01/01/2012 to 12/31/2012	$10.32201	$11.40400	2,662,972
01/01/2013 to 12/31/2013	$11.40400	$12.30947	2,604,973
01/01/2014 to 12/31/2014	$12.30947	$12.54311	2,374,448
01/01/2015 to 12/31/2015	$12.54311	$11.91478	2,032,208
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97845	$10.90934	1,376,630
01/01/2011 to 12/31/2011	$10.90934	$10.71983	2,440,768
01/01/2012 to 12/31/2012	$10.71983	$11.95732	4,968,705
01/01/2013 to 12/31/2013	$11.95732	$13.67933	5,258,776
01/01/2014 to 12/31/2014	$13.67933	$14.24637	5,063,988
01/01/2015 to 12/31/2015	$14.24637	$14.09512	4,820,887
AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00698	$10.80426	118,702
01/01/2011 to 12/31/2011	$10.80426	$10.98336	200,723
01/01/2012 to 05/04/2012	$10.98336	$11.92572	0
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99847	$10.07784	713
01/01/2014 to 12/31/2014	$10.07784	$9.58226	2,489
01/01/2015 to 12/31/2015	$9.58226	$7.94470	2,486
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99847	$11.62116	0
01/01/2014 to 12/31/2014	$11.62116	$12.90832	425
01/01/2015 to 12/31/2015	$12.90832	$12.88832	542
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98872	$10.76175	2,000,393
01/01/2011 to 12/31/2011	$10.76175	$10.43457	3,031,049
01/01/2012 to 12/31/2012	$10.43457	$11.51897	4,746,908
01/01/2013 to 12/31/2013	$11.51897	$13.30116	4,935,935
01/01/2014 to 12/31/2014	$13.30116	$13.90656	4,764,628
01/01/2015 to 12/31/2015	$13.90656	$13.71430	4,531,358
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99847	$9.15446	196,259
01/01/2012 to 12/31/2012	$9.15446	$10.05366	597,369
01/01/2013 to 12/31/2013	$10.05366	$10.93859	603,058
01/01/2014 to 12/31/2014	$10.93859	$11.26169	597,553
01/01/2015 to 12/31/2015	$11.26169	$10.72168	596,415
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99847	$10.48565	21,007
01/01/2014 to 12/31/2014	$10.48565	$10.65997	26,790
01/01/2015 to 12/31/2015	$10.65997	$10.49127	33,563

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/15/2010 to 12/31/2010	$10.00789	$10.09014	108,431
01/01/2011 to 12/31/2011	$10.09014	$10.12632	171,061
01/01/2012 to 12/31/2012	$10.12632	$10.40533	235,354
01/01/2013 to 12/31/2013	$10.40533	$9.99083	215,359
01/01/2014 to 12/31/2014	$9.99083	$9.79656	198,582
01/01/2015 to 12/31/2015	$9.79656	$9.66179	194,909
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/15/2010 to 12/31/2010	$10.00681	$10.36307	1,334,534
01/01/2011 to 12/31/2011	$10.36307	$10.49495	1,920,716
01/01/2012 to 12/31/2012	$10.49495	$11.26084	3,068,847
01/01/2013 to 12/31/2013	$11.26084	$10.84947	3,238,618
01/01/2014 to 12/31/2014	$10.84947	$11.09929	3,104,364
01/01/2015 to 12/31/2015	$11.09929	$10.66430	2,774,330
AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97163	$10.57122	51,066
01/01/2011 to 12/31/2011	$10.57122	$9.76664	67,086
01/01/2012 to 12/31/2012	$9.76664	$10.85420	117,459
01/01/2013 to 12/31/2013	$10.85420	$14.00179	139,519
01/01/2014 to 12/31/2014	$14.00179	$15.15363	130,299
01/01/2015 to 12/31/2015	$15.15363	$14.16447	109,421
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97763	$10.84253	1,330,788
01/01/2011 to 12/31/2011	$10.84253	$10.38402	1,668,758
01/01/2012 to 12/31/2012	$10.38402	$11.59031	2,574,655
01/01/2013 to 12/31/2013	$11.59031	$13.95605	2,914,872
01/01/2014 to 12/31/2014	$13.95605	$14.65605	3,014,254
01/01/2015 to 12/31/2015	$14.65605	$14.46166	2,982,273
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99847	$11.64274	28,082
01/01/2014 to 12/31/2014	$11.64274	$12.98266	36,321
01/01/2015 to 12/31/2015	$12.98266	$12.28727	40,319
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95986	$11.79603	61,079
01/01/2011 to 12/31/2011	$11.79603	$12.34114	113,614
01/01/2012 to 12/31/2012	$12.34114	$13.97161	212,867
01/01/2013 to 12/31/2013	$13.97161	$14.14285	237,803
01/01/2014 to 12/31/2014	$14.14285	$18.17255	223,219
01/01/2015 to 12/31/2015	$18.17255	$18.70039	238,421
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99847	$9.67597	43,157
01/01/2014 to 12/31/2014	$9.67597	$9.98151	60,872
01/01/2015 to 12/31/2015	$9.98151	$9.78730	53,631
AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99847	$10.89088	797,008
01/01/2011 to 12/31/2011	$10.89088	$10.42542	1,260,448
01/01/2012 to 12/31/2012	$10.42542	$11.62744	2,217,838
01/01/2013 to 12/31/2013	$11.62744	$13.60625	2,356,493
01/01/2014 to 12/31/2014	$13.60625	$14.11822	2,356,102
01/01/2015 to 10/16/2015	$14.11822	$14.06068	0
AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97594	$11.02450	991,332
01/01/2011 to 12/31/2011	$11.02450	$10.65807	1,639,606
01/01/2012 to 12/31/2012	$10.65807	$11.57318	2,858,745
01/01/2013 to 12/31/2013	$11.57318	$13.03586	2,989,467
01/01/2014 to 12/31/2014	$13.03586	$13.19784	2,881,487
01/01/2015 to 12/31/2015	$13.19784	$13.08201	2,776,975

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99847	$10.73331	3,036,427
01/01/2013 to 12/31/2013	$10.73331	$13.11279	3,219,114
01/01/2014 to 12/31/2014	$13.11279	$13.27917	3,149,744
01/01/2015 to 10/16/2015	$13.27917	$12.70341	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99847	$10.80159	62,872
01/01/2014 to 12/31/2014	$10.80159	$10.87308	93,878
01/01/2015 to 10/16/2015	$10.87308	$10.36187	0
AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.97014	$11.55536	12,944
01/01/2011 to 12/31/2011	$11.55536	$10.77031	27,323
01/01/2012 to 12/31/2012	$10.77031	$13.40428	60,371
01/01/2013 to 12/31/2013	$13.40428	$13.72837	59,184
01/01/2014 to 12/31/2014	$13.72837	$15.35046	59,054
01/01/2015 to 12/31/2015	$15.35046	$15.05303	56,197
AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01847	$10.79024	104,207
01/01/2011 to 12/31/2011	$10.79024	$10.17178	158,637
01/01/2012 to 12/31/2012	$10.17178	$11.95648	276,330
01/01/2013 to 12/31/2013	$11.95648	$15.22531	284,976
01/01/2014 to 02/07/2014	$15.22531	$14.97506	0
AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99171	$10.77467	71,918
01/01/2011 to 12/31/2011	$10.77467	$9.99185	103,868
01/01/2012 to 12/31/2012	$9.99185	$11.73538	173,488
01/01/2013 to 12/31/2013	$11.73538	$15.38187	187,463
01/01/2014 to 12/31/2014	$15.38187	$17.07993	182,948
01/01/2015 to 12/31/2015	$17.07993	$15.98920	299,499
AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01979	$11.42605	93,425
01/01/2011 to 12/31/2011	$11.42605	$10.88116	161,552
01/01/2012 to 12/31/2012	$10.88116	$12.77433	291,504
01/01/2013 to 12/31/2013	$12.77433	$16.57435	386,707
01/01/2014 to 12/31/2014	$16.57435	$18.14290	348,792
01/01/2015 to 12/31/2015	$18.14290	$16.79478	534,255
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98821	$10.71140	429,303
01/01/2011 to 12/31/2011	$10.71140	$10.46023	795,537
01/01/2012 to 12/31/2012	$10.46023	$11.30645	1,309,639
01/01/2013 to 12/31/2013	$11.30645	$12.18719	1,280,396
01/01/2014 to 12/31/2014	$12.18719	$12.44507	1,169,703
01/01/2015 to 12/31/2015	$12.44507	$12.10369	1,037,110
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96509	$11.50123	102,749
01/01/2011 to 12/31/2011	$11.50123	$11.43580	174,123
01/01/2012 to 12/31/2012	$11.43580	$12.98500	274,080
01/01/2013 to 12/31/2013	$12.98500	$17.69151	293,010
01/01/2014 to 12/31/2014	$17.69151	$18.61406	257,801
01/01/2015 to 12/31/2015	$18.61406	$17.26588	223,683
AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98607	$10.67822	117,678
01/01/2011 to 12/31/2011	$10.67822	$10.42937	180,606
01/01/2012 to 12/31/2012	$10.42937	$11.60796	269,405
01/01/2013 to 12/31/2013	$11.60796	$15.33863	136,052
01/01/2014 to 12/31/2014	$15.33863	$15.28936	126,721
01/01/2015 to 12/31/2015	$15.28936	$14.09649	117,892

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98444	$10.77285	119,893
01/01/2011 to 12/31/2011	$10.77285	$10.90929	174,815
01/01/2012 to 12/31/2012	$10.90929	$12.19282	286,715
01/01/2013 to 12/31/2013	$12.19282	$12.82656	264,013
01/01/2014 to 12/31/2014	$12.82656	$12.91135	218,518
01/01/2015 to 12/31/2015	$12.91135	$12.22088	214,866
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92930	$11.26762	116,237
01/01/2011 to 12/31/2011	$11.26762	$9.63007	167,132
01/01/2012 to 12/31/2012	$9.63007	$11.37668	183,325
01/01/2013 to 12/31/2013	$11.37668	$13.29421	284,495
01/01/2014 to 12/31/2014	$13.29421	$12.32735	299,934
01/01/2015 to 12/31/2015	$12.32735	$12.48016	172,519
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92917	$10.80592	42,103
01/01/2011 to 12/31/2011	$10.80592	$9.27520	65,551
01/01/2012 to 12/31/2012	$9.27520	$10.62158	114,257
01/01/2013 to 12/31/2013	$10.62158	$12.45452	138,548
01/01/2014 to 12/31/2014	$12.45452	$11.40464	143,439
01/01/2015 to 12/31/2015	$11.40464	$11.28509	136,091
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00670	$10.61020	0
01/01/2011 to 12/31/2011	$10.61020	$11.71022	9,672,456
01/01/2012 to 12/31/2012	$11.71022	$12.57380	3,829,689
01/01/2013 to 12/31/2013	$12.57380	$11.94846	535,354
01/01/2014 to 12/31/2014	$11.94846	$12.51669	737,820
01/01/2015 to 12/31/2015	$12.51669	$12.42925	2,862,842
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97670	$10.88236	396,340
01/01/2011 to 12/31/2011	$10.88236	$10.62051	645,903
01/01/2012 to 12/31/2012	$10.62051	$11.83963	1,350,677
01/01/2013 to 12/31/2013	$11.83963	$13.51272	1,482,128
01/01/2014 to 12/31/2014	$13.51272	$14.10681	1,481,715
01/01/2015 to 12/31/2015	$14.10681	$13.70083	1,402,456
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92182	$10.56777	137,384
01/01/2011 to 12/31/2011	$10.56777	$9.42340	163,189
01/01/2012 to 12/31/2012	$9.42340	$11.27524	235,346
01/01/2013 to 12/31/2013	$11.27524	$12.76658	256,142
01/01/2014 to 12/31/2014	$12.76658	$11.73274	270,962
01/01/2015 to 12/31/2015	$11.73274	$11.19385	245,991
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99847	$10.59781	596,214
01/01/2011 to 12/31/2011	$10.59781	$10.42630	1,163,894
01/01/2012 to 12/31/2012	$10.42630	$11.33010	1,790,497
01/01/2013 to 12/31/2013	$11.33010	$12.34735	1,743,745
01/01/2014 to 12/31/2014	$12.34735	$12.77932	1,634,640
01/01/2015 to 12/31/2015	$12.77932	$12.52009	1,486,087
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97132	$10.78687	31,841
01/01/2011 to 12/31/2011	$10.78687	$10.65776	89,588
01/01/2012 to 12/31/2012	$10.65776	$12.04897	166,435
01/01/2013 to 12/31/2013	$12.04897	$16.14198	185,781
01/01/2014 to 12/31/2014	$16.14198	$17.34907	178,540
01/01/2015 to 12/31/2015	$17.34907	$18.83894	176,808

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99045	$10.62894	37,585
01/01/2011 to 12/31/2011	$10.62894	$9.99613	66,476
01/01/2012 to 12/31/2012	$9.99613	$11.46771	185,284
01/01/2013 to 12/31/2013	$11.46771	$15.74223	379,037
01/01/2014 to 12/31/2014	$15.74223	$17.57498	348,168
01/01/2015 to 12/31/2015	$17.57498	$15.89813	242,067
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99257	$11.31652	182,591
01/01/2011 to 12/31/2011	$11.31652	$11.00602	269,757
01/01/2012 to 12/31/2012	$11.00602	$12.12714	372,236
01/01/2013 to 12/31/2013	$12.12714	$16.26077	248,741
01/01/2014 to 12/31/2014	$16.26077	$17.65014	451,454
01/01/2015 to 12/31/2015	$17.65014	$19.06840	365,033
AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98864	$10.83202	32,135
01/01/2011 to 12/31/2011	$10.83202	$11.71326	169,940
01/01/2012 to 12/31/2012	$11.71326	$12.17799	340,715
01/01/2013 to 12/31/2013	$12.17799	$11.71372	348,867
01/01/2014 to 12/31/2014	$11.71372	$12.23156	351,917
01/01/2015 to 12/31/2015	$12.23156	$11.93518	413,517
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98760	$10.90539	21,127
01/01/2011 to 12/31/2011	$10.90539	$10.36861	70,823
01/01/2012 to 12/31/2012	$10.36861	$12.52513	107,953
01/01/2013 to 12/31/2013	$12.52513	$15.69069	142,591
01/01/2014 to 12/31/2014	$15.69069	$15.95956	163,519
01/01/2015 to 12/31/2015	$15.95956	$15.43481	258,032
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99847	$10.88101	45,476
01/01/2011 to 12/31/2011	$10.88101	$10.61657	68,792
01/01/2012 to 12/31/2012	$10.61657	$12.20012	208,731
01/01/2013 to 12/31/2013	$12.20012	$16.36996	220,860
01/01/2014 to 12/31/2014	$16.36996	$17.46658	205,905
01/01/2015 to 12/31/2015	$17.46658	$18.38272	114,768
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99847	$10.18909	411
01/01/2013 to 12/31/2013	$10.18909	$13.45134	26,424
01/01/2014 to 12/31/2014	$13.45134	$14.55151	31,087
01/01/2015 to 12/31/2015	$14.55151	$14.17897	223,939
AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98873	$11.51238	92,772
01/01/2011 to 12/31/2011	$11.51238	$10.90968	136,510
01/01/2012 to 12/31/2012	$10.90968	$12.67896	204,795
01/01/2013 to 12/31/2013	$12.67896	$16.47850	215,116
01/01/2014 to 12/31/2014	$16.47850	$18.59471	194,278
01/01/2015 to 12/31/2015	$18.59471	$17.04460	91,055
AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99847	$9.85245	132,927
01/01/2011 to 12/31/2011	$9.85245	$9.67264	341,637
01/01/2012 to 12/31/2012	$9.67264	$9.49388	289,981
01/01/2013 to 12/31/2013	$9.49388	$9.31835	239,503
01/01/2014 to 12/31/2014	$9.31835	$9.14602	321,251
01/01/2015 to 12/31/2015	$9.14602	$8.97687	249,571

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99102	$11.24476	74,995
01/01/2011 to 12/31/2011	$11.24476	$10.76281	108,644
01/01/2012 to 12/31/2012	$10.76281	$12.37274	150,429
01/01/2013 to 12/31/2013	$12.37274	$17.24527	177,790
01/01/2014 to 12/31/2014	$17.24527	$19.33833	168,457
01/01/2015 to 12/31/2015	$19.33833	$17.91068	151,482
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02838	$10.06723	9,088
01/01/2012 to 12/31/2012	$10.06723	$10.36223	42,924
01/01/2013 to 12/31/2013	$10.36223	$9.88236	59,577
01/01/2014 to 12/31/2014	$9.88236	$10.19923	59,320
01/01/2015 to 10/16/2015	$10.19923	$10.15536	0
AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95876	$11.93497	65,915
01/01/2011 to 12/31/2011	$11.93497	$11.91206	89,321
01/01/2012 to 12/31/2012	$11.91206	$13.13906	202,777
01/01/2013 to 12/31/2013	$13.13906	$17.10150	156,235
01/01/2014 to 12/31/2014	$17.10150	$18.11772	148,252
01/01/2015 to 10/16/2015	$18.11772	$18.54876	0
AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97289	$11.43803	24,741
01/01/2011 to 04/29/2011	$11.43803	$12.82105	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99847	$10.30949	380,801
01/01/2013 to 12/31/2013	$10.30949	$12.03277	376,540
01/01/2014 to 12/31/2014	$12.03277	$12.41705	368,998
01/01/2015 to 12/31/2015	$12.41705	$12.03601	339,738
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93894	$11.68593	137,524
01/01/2011 to 12/31/2011	$11.68593	$9.14486	202,300
01/01/2012 to 12/31/2012	$9.14486	$10.58462	299,829
01/01/2013 to 12/31/2013	$10.58462	$10.41199	339,729
01/01/2014 to 12/31/2014	$10.41199	$9.74077	346,449
01/01/2015 to 12/31/2015	$9.74077	$7.96131	307,736
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98943	$10.60667	1,789,185
01/01/2011 to 12/31/2011	$10.60667	$10.51438	3,769,647
01/01/2012 to 12/31/2012	$10.51438	$11.39020	6,031,877
01/01/2013 to 12/31/2013	$11.39020	$12.20935	5,765,162
01/01/2014 to 12/31/2014	$12.20935	$12.67552	5,459,930
01/01/2015 to 12/31/2015	$12.67552	$12.45885	5,135,378
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01839	$10.06713	4,465
01/01/2012 to 12/31/2012	$10.06713	$10.58327	76,847
01/01/2013 to 12/31/2013	$10.58327	$10.14726	123,999
01/01/2014 to 12/31/2014	$10.14726	$10.56308	123,457
01/01/2015 to 12/31/2015	$10.56308	$10.33987	130,050
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96346	$11.51915	913,520
01/01/2011 to 12/31/2011	$11.51915	$10.60363	1,372,722
01/01/2012 to 12/31/2012	$10.60363	$11.75190	2,620,469
01/01/2013 to 12/31/2013	$11.75190	$13.49829	2,759,579
01/01/2014 to 12/31/2014	$13.49829	$14.46718	2,718,046
01/01/2015 to 12/31/2015	$14.46718	$14.11251	5,093,442
AST QMA Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99847	$9.58574	0
01/01/2014 to 12/31/2014	$9.58574	$9.17642	0
01/01/2015 to 12/31/2015	$9.17642	$7.48962	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99847	$11.66071	0
01/01/2014 to 12/31/2014	$11.66071	$13.18947	0
01/01/2015 to 12/31/2015	$13.18947	$13.14523	0
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99847	$10.90109	18,183
01/01/2011 to 12/31/2011	$10.90109	$11.06966	30,362
01/01/2012 to 12/31/2012	$11.06966	$12.90767	67,435
01/01/2013 to 12/31/2013	$12.90767	$16.77713	72,038
01/01/2014 to 12/31/2014	$16.77713	$19.30124	91,505
01/01/2015 to 12/31/2015	$19.30124	$19.52752	80,628
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99847	$8.88788	0
01/01/2012 to 12/31/2012	$8.88788	$9.87102	0
01/01/2013 to 12/31/2013	$9.87102	$11.85852	0
01/01/2014 to 12/31/2014	$11.85852	$12.39583	0
01/01/2015 to 12/31/2015	$12.39583	$12.18483	806
AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98752	$10.79555	846,821
01/01/2011 to 12/31/2011	$10.79555	$10.40365	1,471,325
01/01/2012 to 12/31/2012	$10.40365	$11.26081	2,747,182
01/01/2013 to 12/31/2013	$11.26081	$12.42729	2,680,808
01/01/2014 to 12/31/2014	$12.42729	$12.82420	2,593,638
01/01/2015 to 12/31/2015	$12.82420	$12.56607	2,523,336
AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97772	$10.98316	742,131
01/01/2011 to 12/31/2011	$10.98316	$10.52277	1,172,115
01/01/2012 to 12/31/2012	$10.52277	$11.97027	2,217,353
01/01/2013 to 12/31/2013	$11.97027	$13.87067	2,372,825
01/01/2014 to 12/31/2014	$13.87067	$14.35366	2,295,603
01/01/2015 to 12/31/2015	$14.35366	$14.01176	3,480,012
AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98235	$10.77457	717,705
01/01/2011 to 12/31/2011	$10.77457	$10.21799	1,166,817
01/01/2012 to 12/31/2012	$10.21799	$11.14568	1,910,972
01/01/2013 to 12/31/2013	$11.14568	$12.51484	1,944,013
01/01/2014 to 12/31/2014	$12.51484	$12.65621	1,829,759
01/01/2015 to 10/16/2015	$12.65621	$12.29026	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97180	$12.16884	87,246
01/01/2011 to 12/31/2011	$12.16884	$10.37797	159,082
01/01/2012 to 12/31/2012	$10.37797	$12.23038	205,276
01/01/2013 to 12/31/2013	$12.23038	$16.90321	200,677
01/01/2014 to 12/31/2014	$16.90321	$17.41026	189,375
01/01/2015 to 12/31/2015	$17.41026	$17.31626	115,574
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96085	$12.62928	37,344
01/01/2011 to 12/31/2011	$12.62928	$12.27464	74,073
01/01/2012 to 12/31/2012	$12.27464	$13.51412	192,669
01/01/2013 to 12/31/2013	$13.51412	$17.92962	215,156
01/01/2014 to 12/31/2014	$17.92962	$18.27003	224,137
01/01/2015 to 12/31/2015	$18.27003	$18.07288	255,951
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96428	$11.47783	109,170
01/01/2011 to 12/31/2011	$11.47783	$10.59244	157,420
01/01/2012 to 12/31/2012	$10.59244	$12.28421	213,310
01/01/2013 to 12/31/2013	$12.28421	$16.56648	226,015
01/01/2014 to 12/31/2014	$16.56648	$17.11661	219,352
01/01/2015 to 12/31/2015	$17.11661	$16.07574	203,275

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99216	$10.70296	2,137,328
01/01/2011 to 12/31/2011	$10.70296	$10.71365	3,646,889
01/01/2012 to 12/31/2012	$10.71365	$11.93438	6,857,880
01/01/2013 to 12/31/2013	$11.93438	$13.68539	7,129,745
01/01/2014 to 12/31/2014	$13.68539	$14.22202	6,873,863
01/01/2015 to 12/31/2015	$14.22202	$13.96471	8,666,795
AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98581	$10.54809	30,555
01/01/2011 to 12/31/2011	$10.54809	$10.18355	54,590
01/01/2012 to 12/31/2012	$10.18355	$11.71904	250,618
01/01/2013 to 12/31/2013	$11.71904	$14.91679	264,207
01/01/2014 to 12/31/2014	$14.91679	$15.73419	254,244
01/01/2015 to 10/16/2015	$15.73419	$14.56383	0
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97104	$11.14744	106,158
01/01/2011 to 12/31/2011	$11.14744	$10.75602	191,768
01/01/2012 to 12/31/2012	$10.75602	$12.41292	406,941
01/01/2013 to 12/31/2013	$12.41292	$17.54731	571,249
01/01/2014 to 12/31/2014	$17.54731	$18.66002	545,977
01/01/2015 to 12/31/2015	$18.66002	$20.06996	612,911
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85972	$11.48747	199,645
01/01/2011 to 12/31/2011	$11.48747	$9.59315	368,045
01/01/2012 to 12/31/2012	$9.59315	$9.75585	561,621
01/01/2013 to 12/31/2013	$9.75585	$11.04815	564,102
01/01/2014 to 12/31/2014	$11.04815	$9.93711	566,179
01/01/2015 to 12/31/2015	$9.93711	$7.87548	529,878
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98015	$10.32114	117,340
01/01/2011 to 12/31/2011	$10.32114	$10.54828	150,616
01/01/2012 to 12/31/2012	$10.54828	$10.89377	224,796
01/01/2013 to 12/31/2013	$10.89377	$10.29090	163,639
01/01/2014 to 12/31/2014	$10.29090	$10.15672	157,341
01/01/2015 to 12/31/2015	$10.15672	$9.50843	139,139
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99847	$8.82530	145,090
01/01/2012 to 12/31/2012	$8.82530	$9.61524	458,197
01/01/2013 to 12/31/2013	$9.61524	$11.37243	561,294
01/01/2014 to 12/31/2014	$11.37243	$11.77647	634,461
01/01/2015 to 12/31/2015	$11.77647	$11.48547	604,892
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99847	$10.41023	423,203
01/01/2011 to 12/31/2011	$10.41023	$10.83354	500,601
01/01/2012 to 12/31/2012	$10.83354	$11.46793	767,956
01/01/2013 to 12/31/2013	$11.46793	$11.08767	962,457
01/01/2014 to 12/31/2014	$11.08767	$11.66584	946,646
01/01/2015 to 12/31/2015	$11.66584	$11.59164	910,580
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99847	$10.37776	0
01/01/2013 to 12/31/2013	$10.37776	$9.35714	0
01/01/2014 to 12/31/2014	$9.35714	$9.30831	0
01/01/2015 to 12/31/2015	$9.30831	$8.85429	0
Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97099	$10.65063	1,299,321
01/01/2011 to 12/31/2011	$10.65063	$10.27927	1,729,614
01/01/2012 to 09/21/2012	$10.27927	$11.49908	0

*	Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES

Pruco Life Insurance Company of New Jersey

Prospectus

ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.85%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96692	$10.71479	9,249
01/01/2011 to 12/31/2011	$10.71479	$10.13316	3,731
01/01/2012 to 12/31/2012	$10.13316	$11.08102	700
01/01/2013 to 12/31/2013	$11.08102	$11.83902	207
01/01/2014 to 12/31/2014	$11.83902	$11.94081	86
01/01/2015 to 12/31/2015	$11.94081	$11.22705	45
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97760	$10.81979	30,326
01/01/2011 to 12/31/2011	$10.81979	$10.52381	15,722
01/01/2012 to 12/31/2012	$10.52381	$11.61881	11,566
01/01/2013 to 12/31/2013	$11.61881	$13.15667	5,389
01/01/2014 to 12/31/2014	$13.15667	$13.56243	8,638
01/01/2015 to 12/31/2015	$13.56243	$13.28166	5,960
AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00613	$10.71544	0
01/01/2011 to 12/31/2011	$10.71544	$10.78236	598
01/01/2012 to 05/04/2012	$10.78236	$11.66627	0
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98788	$10.67348	11,400
01/01/2011 to 12/31/2011	$10.67348	$10.24378	5,693
01/01/2012 to 12/31/2012	$10.24378	$11.19285	8,272
01/01/2013 to 12/31/2013	$11.19285	$12.79292	3,812
01/01/2014 to 12/31/2014	$12.79292	$13.23890	8,908
01/01/2015 to 12/31/2015	$13.23890	$12.92279	6,429
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99762	$9.09166	0
01/01/2012 to 12/31/2012	$9.09166	$9.88283	0
01/01/2013 to 12/31/2013	$9.88283	$10.64329	0
01/01/2014 to 12/31/2014	$10.64329	$10.84619	0
01/01/2015 to 12/31/2015	$10.84619	$10.22092	0
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99762	$10.41265	0
01/01/2014 to 12/31/2014	$10.41265	$10.47787	0
01/01/2015 to 12/31/2015	$10.47787	$10.20698	0
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/15/2010 to 12/31/2010	$10.00705	$10.00728	8,797
01/01/2011 to 12/31/2011	$10.00728	$9.94129	4,239
01/01/2012 to 12/31/2012	$9.94129	$10.11087	3,942
01/01/2013 to 12/31/2013	$10.11087	$9.60905	632
01/01/2014 to 12/31/2014	$9.60905	$9.32615	0
01/01/2015 to 12/31/2015	$9.32615	$9.10418	0
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/15/2010 to 12/31/2010	$10.00597	$10.27781	19,096
01/01/2011 to 12/31/2011	$10.27781	$10.30276	9,892
01/01/2012 to 12/31/2012	$10.30276	$10.94171	8,643
01/01/2013 to 12/31/2013	$10.94171	$10.43459	1,758
01/01/2014 to 12/31/2014	$10.43459	$10.56613	534
01/01/2015 to 12/31/2015	$10.56613	$10.04862	625

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2017
03/15/2010 to 12/31/2010	$9.99762	$10.50819	0
01/01/2011 to 12/31/2011	$10.50819	$11.37404	15,709
01/01/2012 to 12/31/2012	$11.37404	$11.61498	15,596
01/01/2013 to 12/31/2013	$11.61498	$11.05171	14,498
01/01/2014 to 12/31/2014	$11.05171	$10.89015	14,834
01/01/2015 to 12/31/2015	$10.89015	$10.59734	14,934
AST Bond Portfolio 2018
03/15/2010 to 12/31/2010	$10.00633	$10.55075	0
01/01/2011 to 12/31/2011	$10.55075	$11.64275	19,894
01/01/2012 to 12/31/2012	$11.64275	$11.95683	7,513
01/01/2013 to 12/31/2013	$11.95683	$11.25098	10,026
01/01/2014 to 12/31/2014	$11.25098	$11.22140	10,450
01/01/2015 to 12/31/2015	$11.22140	$10.99000	7,922
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99762	$10.55355	0
01/01/2011 to 12/31/2011	$10.55355	$11.89119	0
01/01/2012 to 12/31/2012	$11.89119	$12.22857	1,413
01/01/2013 to 12/31/2013	$12.22857	$11.30601	1,789
01/01/2014 to 12/31/2014	$11.30601	$11.45215	1,815
01/01/2015 to 12/31/2015	$11.45215	$11.24496	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00845	$10.58415	0
01/01/2011 to 12/31/2011	$10.58415	$12.20355	0
01/01/2012 to 12/31/2012	$12.20355	$12.60428	0
01/01/2013 to 12/31/2013	$12.60428	$11.44718	3,463
01/01/2014 to 12/31/2014	$11.44718	$11.80588	3,097
01/01/2015 to 12/31/2015	$11.80588	$11.64457	3,980
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00738	$10.68500	0
01/01/2011 to 12/31/2011	$10.68500	$12.48861	126,787
01/01/2012 to 12/31/2012	$12.48861	$12.95637	97,252
01/01/2013 to 12/31/2013	$12.95637	$11.70587	64,490
01/01/2014 to 12/31/2014	$11.70587	$12.24566	55,262
01/01/2015 to 12/31/2015	$12.24566	$12.10885	46,002
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99762	$11.89255	7,039
01/01/2012 to 12/31/2012	$11.89255	$12.22859	52,800
01/01/2013 to 12/31/2013	$12.22859	$10.72225	15,726
01/01/2014 to 12/31/2014	$10.72225	$11.49686	13,831
01/01/2015 to 12/31/2015	$11.49686	$11.40334	17,795
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99684	$10.28760	4,545
01/01/2013 to 12/31/2013	$10.28760	$8.97494	184,673
01/01/2014 to 12/31/2014	$8.97494	$9.81954	107,290
01/01/2015 to 12/31/2015	$9.81954	$9.79799	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99842	$8.65594	2,378
01/01/2014 to 12/31/2014	$8.65594	$9.63637	1,571
01/01/2015 to 12/31/2015	$9.63637	$9.62765	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99842	$11.18213	0
01/01/2015 to 12/31/2015	$11.18213	$11.08056	119,581
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99842	$9.83155	1,387

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97079	$10.48449	0
01/01/2011 to 12/31/2011	$10.48449	$9.58791	0
01/01/2012 to 12/31/2012	$9.58791	$10.54673	0
01/01/2013 to 12/31/2013	$10.54673	$13.46677	0
01/01/2014 to 12/31/2014	$13.46677	$14.42599	0
01/01/2015 to 12/31/2015	$14.42599	$13.34691	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97679	$10.75348	3,827
01/01/2011 to 12/31/2011	$10.75348	$10.19398	2,297
01/01/2012 to 12/31/2012	$10.19398	$11.26197	2,278
01/01/2013 to 12/31/2013	$11.26197	$13.42260	2,149
01/01/2014 to 12/31/2014	$13.42260	$13.95227	2,555
01/01/2015 to 12/31/2015	$13.95227	$13.62693	3,306
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99762	$11.54138	0
01/01/2014 to 12/31/2014	$11.54138	$12.73848	0
01/01/2015 to 12/31/2015	$12.73848	$11.93336	0
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95901	$11.69924	8,440
01/01/2011 to 12/31/2011	$11.69924	$12.11554	3,630
01/01/2012 to 12/31/2012	$12.11554	$13.57614	3,064
01/01/2013 to 12/31/2013	$13.57614	$13.60247	443
01/01/2014 to 12/31/2014	$13.60247	$17.30036	4,746
01/01/2015 to 12/31/2015	$17.30036	$17.62159	3,086
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99762	$9.60855	0
01/01/2014 to 12/31/2014	$9.60855	$9.81094	0
01/01/2015 to 12/31/2015	$9.81094	$9.52214	0
AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99762	$10.80147	24,222
01/01/2011 to 12/31/2011	$10.80147	$10.23474	10,540
01/01/2012 to 12/31/2012	$10.23474	$11.29828	8,017
01/01/2013 to 12/31/2013	$11.29828	$13.08651	3,299
01/01/2014 to 12/31/2014	$13.08651	$13.44069	6,095
01/01/2015 to 10/16/2015	$13.44069	$13.27777	0
AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97510	$10.93402	7,244
01/01/2011 to 12/31/2011	$10.93402	$10.46307	4,713
01/01/2012 to 12/31/2012	$10.46307	$11.24533	6,105
01/01/2013 to 12/31/2013	$11.24533	$12.53754	2,039
01/01/2014 to 12/31/2014	$12.53754	$12.56409	6,243
01/01/2015 to 12/31/2015	$12.56409	$12.32695	4,266
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99763	$10.65915	8,872
01/01/2013 to 12/31/2013	$10.65915	$12.88965	2,981
01/01/2014 to 12/31/2014	$12.88965	$12.92027	5,859
01/01/2015 to 10/16/2015	$12.92027	$12.26017	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99762	$10.72647	0
01/01/2014 to 12/31/2014	$10.72647	$10.68749	727
01/01/2015 to 10/16/2015	$10.68749	$10.10271	0
AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.96930	$11.46056	4,272
01/01/2011 to 12/31/2011	$11.46056	$10.57335	1,988
01/01/2012 to 12/31/2012	$10.57335	$13.02482	1,625
01/01/2013 to 12/31/2013	$13.02482	$13.20363	230
01/01/2014 to 12/31/2014	$13.20363	$14.61342	1,833
01/01/2015 to 12/31/2015	$14.61342	$14.18426	1,052

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01762	$10.70161	0
01/01/2011 to 12/31/2011	$10.70161	$9.98567	0
01/01/2012 to 12/31/2012	$9.98567	$11.61790	0
01/01/2013 to 12/31/2013	$11.61790	$14.64349	0
01/01/2014 to 02/07/2014	$14.64349	$14.38741	0
AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99087	$10.68611	0
01/01/2011 to 12/31/2011	$10.68611	$9.80906	0
01/01/2012 to 12/31/2012	$9.80906	$11.40311	0
01/01/2013 to 12/31/2013	$11.40311	$14.79435	0
01/01/2014 to 12/31/2014	$14.79435	$16.26028	0
01/01/2015 to 12/31/2015	$16.26028	$15.06681	941
AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01895	$11.33239	0
01/01/2011 to 12/31/2011	$11.33239	$10.68206	0
01/01/2012 to 12/31/2012	$10.68206	$12.41256	0
01/01/2013 to 12/31/2013	$12.41256	$15.94091	469
01/01/2014 to 12/31/2014	$15.94091	$17.27179	424
01/01/2015 to 12/31/2015	$17.27179	$15.82552	1,425
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98737	$10.62339	22,229
01/01/2011 to 12/31/2011	$10.62339	$10.26874	10,760
01/01/2012 to 12/31/2012	$10.26874	$10.98621	7,748
01/01/2013 to 12/31/2013	$10.98621	$11.72130	1,222
01/01/2014 to 12/31/2014	$11.72130	$11.84736	3,862
01/01/2015 to 12/31/2015	$11.84736	$11.40496	3,358
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96425	$11.40677	0
01/01/2011 to 12/31/2011	$11.40677	$11.22652	0
01/01/2012 to 12/31/2012	$11.22652	$12.61720	0
01/01/2013 to 12/31/2013	$12.61720	$17.01542	0
01/01/2014 to 12/31/2014	$17.01542	$17.72034	0
01/01/2015 to 12/31/2015	$17.72034	$16.26941	0
AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98523	$10.59052	7,143
01/01/2011 to 12/31/2011	$10.59052	$10.23858	1,115
01/01/2012 to 12/31/2012	$10.23858	$11.27923	820
01/01/2013 to 12/31/2013	$11.27923	$14.75260	0
01/01/2014 to 12/31/2014	$14.75260	$14.55531	0
01/01/2015 to 12/31/2015	$14.55531	$13.28296	0
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98360	$10.68442	8,287
01/01/2011 to 12/31/2011	$10.68442	$10.70991	3,990
01/01/2012 to 12/31/2012	$10.70991	$11.84774	3,429
01/01/2013 to 12/31/2013	$11.84774	$12.33661	499
01/01/2014 to 12/31/2014	$12.33661	$12.29161	2,119
01/01/2015 to 12/31/2015	$12.29161	$11.51567	1,233
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92845	$11.17518	4,823
01/01/2011 to 12/31/2011	$11.17518	$9.45384	943
01/01/2012 to 12/31/2012	$9.45384	$11.05449	422
01/01/2013 to 12/31/2013	$11.05449	$12.78613	1,171
01/01/2014 to 12/31/2014	$12.78613	$11.73533	1,228
01/01/2015 to 12/31/2015	$11.73533	$11.75975	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92832	$10.71728	397
01/01/2011 to 12/31/2011	$10.71728	$9.10544	0
01/01/2012 to 12/31/2012	$9.10544	$10.32066	0
01/01/2013 to 12/31/2013	$10.32066	$11.97862	0
01/01/2014 to 12/31/2014	$11.97862	$10.85702	0
01/01/2015 to 12/31/2015	$10.85702	$10.63382	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97586	$10.79298	1,130
01/01/2011 to 12/31/2011	$10.79298	$10.42624	2,386
01/01/2012 to 12/31/2012	$10.42624	$11.50445	1,474
01/01/2013 to 12/31/2013	$11.50445	$12.99642	191
01/01/2014 to 12/31/2014	$12.99642	$13.42958	406
01/01/2015 to 12/31/2015	$13.42958	$12.91018	667
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92098	$10.48104	0
01/01/2011 to 12/31/2011	$10.48104	$9.25102	0
01/01/2012 to 12/31/2012	$9.25102	$10.95594	0
01/01/2013 to 12/31/2013	$10.95594	$12.27891	0
01/01/2014 to 12/31/2014	$12.27891	$11.16964	0
01/01/2015 to 12/31/2015	$11.16964	$10.54797	0
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99762	$10.51084	2,912
01/01/2011 to 12/31/2011	$10.51084	$10.23563	1,914
01/01/2012 to 12/31/2012	$10.23563	$11.00927	1,809
01/01/2013 to 12/31/2013	$11.00927	$11.87556	1,082
01/01/2014 to 12/31/2014	$11.87556	$12.16579	1,413
01/01/2015 to 12/31/2015	$12.16579	$11.79753	1,284
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97047	$10.69825	0
01/01/2011 to 12/31/2011	$10.69825	$10.46276	0
01/01/2012 to 12/31/2012	$10.46276	$11.70771	0
01/01/2013 to 12/31/2013	$11.70771	$15.52518	0
01/01/2014 to 12/31/2014	$15.52518	$16.51630	0
01/01/2015 to 12/31/2015	$16.51630	$17.75196	0
AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98961	$10.54160	0
01/01/2011 to 12/31/2011	$10.54160	$9.81310	0
01/01/2012 to 12/31/2012	$9.81310	$11.14272	0
01/01/2013 to 12/31/2013	$11.14272	$15.14051	986
01/01/2014 to 12/31/2014	$15.14051	$16.73104	880
01/01/2015 to 12/31/2015	$16.73104	$14.98045	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99173	$11.22357	7,012
01/01/2011 to 12/31/2011	$11.22357	$10.80470	1,436
01/01/2012 to 12/31/2012	$10.80470	$11.78377	937
01/01/2013 to 12/31/2013	$11.78377	$15.63949	32
01/01/2014 to 12/31/2014	$15.63949	$16.80294	29
01/01/2015 to 12/31/2015	$16.80294	$17.96826	26
AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98780	$10.74306	8,264
01/01/2011 to 12/31/2011	$10.74306	$11.49910	4,065
01/01/2012 to 12/31/2012	$11.49910	$11.83318	3,673
01/01/2013 to 12/31/2013	$11.83318	$11.26601	628
01/01/2014 to 12/31/2014	$11.26601	$11.64423	2,382
01/01/2015 to 12/31/2015	$11.64423	$11.24629	2,682

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98675	$10.81592	0
01/01/2011 to 12/31/2011	$10.81592	$10.17901	0
01/01/2012 to 12/31/2012	$10.17901	$12.17056	0
01/01/2013 to 12/31/2013	$12.17056	$15.09133	0
01/01/2014 to 12/31/2014	$15.09133	$15.19352	0
01/01/2015 to 12/31/2015	$15.19352	$14.54418	1,182
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99762	$10.79169	0
01/01/2011 to 12/31/2011	$10.79169	$10.42238	0
01/01/2012 to 12/31/2012	$10.42238	$11.85476	582
01/01/2013 to 12/31/2013	$11.85476	$15.74461	715
01/01/2014 to 12/31/2014	$15.74461	$16.62833	660
01/01/2015 to 12/31/2015	$16.62833	$17.32230	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99763	$10.15039	0
01/01/2013 to 12/31/2013	$10.15039	$13.26381	0
01/01/2014 to 12/31/2014	$13.26381	$14.20252	0
01/01/2015 to 12/31/2015	$14.20252	$13.69803	1,880
AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98789	$11.41794	4,409
01/01/2011 to 12/31/2011	$11.41794	$10.71019	843
01/01/2012 to 12/31/2012	$10.71019	$12.32002	752
01/01/2013 to 12/31/2013	$12.32002	$15.84889	942
01/01/2014 to 12/31/2014	$15.84889	$17.70212	834
01/01/2015 to 12/31/2015	$17.70212	$16.06112	0
AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99763	$9.77143	0
01/01/2011 to 12/31/2011	$9.77143	$9.49562	0
01/01/2012 to 12/31/2012	$9.49562	$9.22519	0
01/01/2013 to 12/31/2013	$9.22519	$8.96229	0
01/01/2014 to 12/31/2014	$8.96229	$8.70686	0
01/01/2015 to 12/31/2015	$8.70686	$8.45871	0
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99018	$11.15256	0
01/01/2011 to 12/31/2011	$11.15256	$10.56598	203
01/01/2012 to 12/31/2012	$10.56598	$12.02241	155
01/01/2013 to 12/31/2013	$12.02241	$16.58653	30
01/01/2014 to 12/31/2014	$16.58653	$18.41016	27
01/01/2015 to 12/31/2015	$18.41016	$16.87713	28
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02753	$10.04945	0
01/01/2012 to 12/31/2012	$10.04945	$10.23835	0
01/01/2013 to 12/31/2013	$10.23835	$9.66470	0
01/01/2014 to 12/31/2014	$9.66470	$9.87300	2,699
01/01/2015 to 10/16/2015	$9.87300	$9.75124	0
AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95792	$11.83705	0
01/01/2011 to 12/31/2011	$11.83705	$11.69425	0
01/01/2012 to 12/31/2012	$11.69425	$12.76710	361
01/01/2013 to 12/31/2013	$12.76710	$16.44821	0
01/01/2014 to 12/31/2014	$16.44821	$17.24810	0
01/01/2015 to 10/16/2015	$17.24810	$17.51588	0
AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97205	$11.34408	0
01/01/2011 to 04/29/2011	$11.34408	$12.67337	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99763	$10.23818	544
01/01/2013 to 12/31/2013	$10.23818	$11.82773	126
01/01/2014 to 12/31/2014	$11.82773	$12.08112	123
01/01/2015 to 12/31/2015	$12.08112	$11.59105	120
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93810	$11.59009	370
01/01/2011 to 12/31/2011	$11.59009	$8.97755	460
01/01/2012 to 12/31/2012	$8.97755	$10.28503	370
01/01/2013 to 12/31/2013	$10.28503	$10.01422	98
01/01/2014 to 12/31/2014	$10.01422	$9.27314	103
01/01/2015 to 12/31/2015	$9.27314	$7.50177	125
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98859	$10.51978	14,208
01/01/2011 to 12/31/2011	$10.51978	$10.32232	8,649
01/01/2012 to 12/31/2012	$10.32232	$11.06794	6,509
01/01/2013 to 12/31/2013	$11.06794	$11.74309	2,163
01/01/2014 to 12/31/2014	$11.74309	$12.06729	4,429
01/01/2015 to 12/31/2015	$12.06729	$11.74030	2,530
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01754	$10.04935	0
01/01/2012 to 12/31/2012	$10.04935	$10.45656	0
01/01/2013 to 12/31/2013	$10.45656	$9.92350	0
01/01/2014 to 12/31/2014	$9.92350	$10.22500	0
01/01/2015 to 12/31/2015	$10.22500	$9.90688	0
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96262	$11.42459	29,987
01/01/2011 to 12/31/2011	$11.42459	$10.40969	12,115
01/01/2012 to 12/31/2012	$10.40969	$11.41918	7,499
01/01/2013 to 12/31/2013	$11.41918	$12.98265	2,674
01/01/2014 to 12/31/2014	$12.98265	$13.77278	5,405
01/01/2015 to 12/31/2015	$13.77278	$13.29830	7,554
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99762	$10.81154	391
01/01/2011 to 12/31/2011	$10.81154	$10.86707	0
01/01/2012 to 12/31/2012	$10.86707	$12.54220	0
01/01/2013 to 12/31/2013	$12.54220	$16.13625	0
01/01/2014 to 12/31/2014	$16.13625	$18.37489	0
01/01/2015 to 12/31/2015	$18.37489	$18.40090	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99762	$8.82682	0
01/01/2012 to 12/31/2012	$8.82682	$9.70309	0
01/01/2013 to 12/31/2013	$9.70309	$11.53800	0
01/01/2014 to 12/31/2014	$11.53800	$11.93785	0
01/01/2015 to 12/31/2015	$11.93785	$11.61500	0
AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98668	$10.70698	9,529
01/01/2011 to 12/31/2011	$10.70698	$10.21337	6,505
01/01/2012 to 12/31/2012	$10.21337	$10.94194	4,786
01/01/2013 to 12/31/2013	$10.94194	$11.95250	2,600
01/01/2014 to 12/31/2014	$11.95250	$12.20868	2,175
01/01/2015 to 12/31/2015	$12.20868	$11.84110	1,113
AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97688	$10.89295	26,077
01/01/2011 to 12/31/2011	$10.89295	$10.33023	11,221
01/01/2012 to 12/31/2012	$10.33023	$11.63126	9,910
01/01/2013 to 12/31/2013	$11.63126	$13.34061	4,404
01/01/2014 to 12/31/2014	$13.34061	$13.66442	8,139
01/01/2015 to 12/31/2015	$13.66442	$13.20293	6,949

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98151	$10.68633	7,354
01/01/2011 to 12/31/2011	$10.68633	$10.03132	3,115
01/01/2012 to 12/31/2012	$10.03132	$10.83035	1,267
01/01/2013 to 12/31/2013	$10.83035	$12.03693	1,100
01/01/2014 to 12/31/2014	$12.03693	$12.04895	1,178
01/01/2015 to 10/16/2015	$12.04895	$11.60594	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97096	$12.06901	4,557
01/01/2011 to 12/31/2011	$12.06901	$10.18802	882
01/01/2012 to 12/31/2012	$10.18802	$11.88382	390
01/01/2013 to 12/31/2013	$11.88382	$16.25704	465
01/01/2014 to 12/31/2014	$16.25704	$16.57406	448
01/01/2015 to 12/31/2015	$16.57406	$16.31656	0
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96001	$12.52563	0
01/01/2011 to 12/31/2011	$12.52563	$12.05011	0
01/01/2012 to 12/31/2012	$12.05011	$13.13143	352
01/01/2013 to 12/31/2013	$13.13143	$17.24465	434
01/01/2014 to 12/31/2014	$17.24465	$17.39298	427
01/01/2015 to 12/31/2015	$17.39298	$17.03008	1,002
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96344	$11.38359	5,571
01/01/2011 to 12/31/2011	$11.38359	$10.39864	1,098
01/01/2012 to 12/31/2012	$10.39864	$11.93642	784
01/01/2013 to 12/31/2013	$11.93642	$15.93369	937
01/01/2014 to 12/31/2014	$15.93369	$16.29521	909
01/01/2015 to 12/31/2015	$16.29521	$15.14839	1,123
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99132	$10.61502	26,317
01/01/2011 to 12/31/2011	$10.61502	$10.51766	17,456
01/01/2012 to 12/31/2012	$10.51766	$11.59639	17,411
01/01/2013 to 12/31/2013	$11.59639	$13.16241	4,739
01/01/2014 to 12/31/2014	$13.16241	$13.53925	12,229
01/01/2015 to 12/31/2015	$13.53925	$13.15886	10,798
AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98497	$10.46142	13,271
01/01/2011 to 12/31/2011	$10.46142	$9.99715	6,466
01/01/2012 to 12/31/2012	$9.99715	$11.38719	6,054
01/01/2013 to 12/31/2013	$11.38719	$14.34680	1,433
01/01/2014 to 12/31/2014	$14.34680	$14.97885	2,520
01/01/2015 to 10/16/2015	$14.97885	$13.75265	0
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97020	$11.05594	8,250
01/01/2011 to 12/31/2011	$11.05594	$10.55928	3,908
01/01/2012 to 12/31/2012	$10.55928	$12.06157	3,457
01/01/2013 to 12/31/2013	$12.06157	$16.87703	1,272
01/01/2014 to 12/31/2014	$16.87703	$17.76439	2,320
01/01/2015 to 12/31/2015	$17.76439	$18.91206	2,885
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85888	$11.39318	380
01/01/2011 to 12/31/2011	$11.39318	$9.41761	472
01/01/2012 to 12/31/2012	$9.41761	$9.47959	0
01/01/2013 to 12/31/2013	$9.47959	$10.62586	0
01/01/2014 to 12/31/2014	$10.62586	$9.45971	0
01/01/2015 to 12/31/2015	$9.45971	$7.42054	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97931	$10.23639	10,875
01/01/2011 to 12/31/2011	$10.23639	$10.35537	4,476
01/01/2012 to 12/31/2012	$10.35537	$10.58534	4,191
01/01/2013 to 12/31/2013	$10.58534	$9.89766	625
01/01/2014 to 12/31/2014	$9.89766	$9.66913	2,683
01/01/2015 to 12/31/2015	$9.66913	$8.95975	1,596
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99762	$8.76473	0
01/01/2012 to 12/31/2012	$8.76473	$9.45170	0
01/01/2013 to 12/31/2013	$9.45170	$11.06506	0
01/01/2014 to 12/31/2014	$11.06506	$11.34142	1,214
01/01/2015 to 12/31/2015	$11.34142	$10.94847	2,254
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99762	$10.32483	11,639
01/01/2011 to 12/31/2011	$10.32483	$10.63550	1,938
01/01/2012 to 12/31/2012	$10.63550	$11.14320	1,851
01/01/2013 to 12/31/2013	$11.14320	$10.66394	2,762
01/01/2014 to 12/31/2014	$10.66394	$11.10558	2,655
01/01/2015 to 12/31/2015	$11.10558	$10.92245	3,205
Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97015	$10.56313	31,053
01/01/2011 to 12/31/2011	$10.56313	$10.09112	13,250
01/01/2012 to 09/21/2012	$10.09112	$11.20503	0

*	Denotes the start date of these sub-accounts

PREMIER RETIREMENT B SERIES

Pruco Life Insurance Company of New Jersey

Prospectus

ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.30%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96822	$10.85224	1,705,686
01/01/2011 to 12/31/2011	$10.85224	$10.42656	2,780,906
01/01/2012 to 12/31/2012	$10.42656	$11.58413	4,729,477
01/01/2013 to 12/31/2013	$11.58413	$12.57392	5,226,982
01/01/2014 to 12/31/2014	$12.57392	$12.88443	5,015,958
01/01/2015 to 12/31/2015	$12.88443	$12.30764	4,421,338
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97890	$10.95858	2,584,808
01/01/2011 to 12/31/2011	$10.95858	$10.82832	4,811,526
01/01/2012 to 12/31/2012	$10.82832	$12.14616	10,769,590
01/01/2013 to 12/31/2013	$12.14616	$13.97323	13,184,630
01/01/2014 to 12/31/2014	$13.97323	$14.63392	13,013,011
01/01/2015 to 12/31/2015	$14.63392	$14.55973	12,506,341
AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00744	$10.85287	118,933
01/01/2011 to 12/31/2011	$10.85287	$11.09452	201,983
01/01/2012 to 05/04/2012	$11.09452	$12.06955	0
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99892	$10.12611	481
01/01/2014 to 12/31/2014	$10.12611	$9.68209	511
01/01/2015 to 12/31/2015	$9.68209	$8.07247	1,575

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99892	$11.66544	756
01/01/2014 to 12/31/2014	$11.66544	$13.03016	756
01/01/2015 to 12/31/2015	$13.03016	$13.08281	0
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98918	$10.81032	3,247,819
01/01/2011 to 12/31/2011	$10.81032	$10.54027	5,664,738
01/01/2012 to 12/31/2012	$10.54027	$11.70096	10,965,332
01/01/2013 to 12/31/2013	$11.70096	$13.58699	12,336,405
01/01/2014 to 12/31/2014	$13.58699	$14.28492	11,995,011
01/01/2015 to 12/31/2015	$14.28492	$14.16631	11,559,990
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99892	$9.18873	717,098
01/01/2012 to 12/31/2012	$9.18873	$10.14802	2,315,047
01/01/2013 to 12/31/2013	$10.14802	$11.10316	2,852,184
01/01/2014 to 12/31/2014	$11.10316	$11.49527	2,763,123
01/01/2015 to 12/31/2015	$11.49527	$11.00542	2,693,375
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99892	$10.52559	35,606
01/01/2014 to 12/31/2014	$10.52559	$10.76042	73,456
01/01/2015 to 12/31/2015	$10.76042	$10.64950	130,092
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/15/2010 to 12/31/2010	$10.00835	$10.13563	156,318
01/01/2011 to 12/31/2011	$10.13563	$10.22893	246,817
01/01/2012 to 12/31/2012	$10.22893	$10.56974	563,264
01/01/2013 to 12/31/2013	$10.56974	$10.20540	422,763
01/01/2014 to 12/31/2014	$10.20540	$10.06284	415,771
01/01/2015 to 12/31/2015	$10.06284	$9.98020	371,698
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/15/2010 to 12/31/2010	$10.00727	$10.40977	1,760,031
01/01/2011 to 12/31/2011	$10.40977	$10.60112	2,633,813
01/01/2012 to 12/31/2012	$10.60112	$11.43860	5,112,090
01/01/2013 to 12/31/2013	$11.43860	$11.08248	5,459,355
01/01/2014 to 12/31/2014	$11.08248	$11.40123	5,144,324
01/01/2015 to 12/31/2015	$11.40123	$11.01583	4,559,885
AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97209	$10.61893	76,700
01/01/2011 to 12/31/2011	$10.61893	$9.86566	100,525
01/01/2012 to 12/31/2012	$9.86566	$11.02591	180,123
01/01/2013 to 12/31/2013	$11.02591	$14.30296	256,708
01/01/2014 to 12/31/2014	$14.30296	$15.56626	241,716
01/01/2015 to 12/31/2015	$15.56626	$14.63191	224,209
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97809	$10.89145	2,016,080
01/01/2011 to 12/31/2011	$10.89145	$10.48915	3,217,470
01/01/2012 to 12/31/2012	$10.48915	$11.77340	6,335,444
01/01/2013 to 12/31/2013	$11.77340	$14.25584	7,614,510
01/01/2014 to 12/31/2014	$14.25584	$15.05481	7,778,583
01/01/2015 to 12/31/2015	$15.05481	$14.93839	7,596,835
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99892	$11.69855	24,041
01/01/2014 to 12/31/2014	$11.69855	$13.11792	52,955
01/01/2015 to 12/31/2015	$13.11792	$12.48497	54,740

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.96031	$11.84909	66,028
01/01/2011 to 12/31/2011	$11.84909	$12.46608	160,852
01/01/2012 to 12/31/2012	$12.46608	$14.19219	359,936
01/01/2013 to 12/31/2013	$14.19219	$14.44656	411,811
01/01/2014 to 12/31/2014	$14.44656	$18.66669	348,011
01/01/2015 to 12/31/2015	$18.66669	$19.31653	302,465
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99892	$9.71292	33,121
01/01/2014 to 12/31/2014	$9.71292	$10.07585	149,671
01/01/2015 to 12/31/2015	$10.07585	$9.93516	202,133
AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99892	$10.93987	652,176
01/01/2011 to 12/31/2011	$10.93987	$10.53088	1,296,232
01/01/2012 to 12/31/2012	$10.53088	$11.81106	3,113,656
01/01/2013 to 12/31/2013	$11.81106	$13.89858	3,921,133
01/01/2014 to 12/31/2014	$13.89858	$14.50249	3,908,555
01/01/2015 to 10/16/2015	$14.50249	$14.50746	0
AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97640	$11.07430	1,522,851
01/01/2011 to 12/31/2011	$11.07430	$10.76605	3,004,090
01/01/2012 to 12/31/2012	$10.76605	$11.75601	6,202,628
01/01/2013 to 12/31/2013	$11.75601	$13.31592	7,217,200
01/01/2014 to 12/31/2014	$13.31592	$13.55705	7,076,314
01/01/2015 to 12/31/2015	$13.55705	$13.51341	6,730,170
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99893	$10.77407	5,349,037
01/01/2013 to 12/31/2013	$10.77407	$13.23634	6,105,236
01/01/2014 to 12/31/2014	$13.23634	$13.47943	5,991,809
01/01/2015 to 10/16/2015	$13.47943	$12.95215	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99892	$10.84286	151,640
01/01/2014 to 12/31/2014	$10.84286	$10.97580	326,767
01/01/2015 to 10/16/2015	$10.97580	$10.50616	0
AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.97060	$11.60747	70,058
01/01/2011 to 12/31/2011	$11.60747	$10.87942	83,962
01/01/2012 to 12/31/2012	$10.87942	$13.61620	159,529
01/01/2013 to 12/31/2013	$13.61620	$14.02348	187,072
01/01/2014 to 12/31/2014	$14.02348	$15.76833	183,937
01/01/2015 to 12/31/2015	$15.76833	$15.54934	155,830
AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01892	$10.83890	133,450
01/01/2011 to 12/31/2011	$10.83890	$10.27481	236,148
01/01/2012 to 12/31/2012	$10.27481	$12.14543	405,169
01/01/2013 to 12/31/2013	$12.14543	$15.55245	404,235
01/01/2014 to 02/07/2014	$15.55245	$15.30572	0
AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99217	$10.82329	113,183
01/01/2011 to 12/31/2011	$10.82329	$10.09318	210,526
01/01/2012 to 12/31/2012	$10.09318	$11.92098	384,506
01/01/2013 to 12/31/2013	$11.92098	$15.71268	424,711
01/01/2014 to 12/31/2014	$15.71268	$17.54506	429,592
01/01/2015 to 12/31/2015	$17.54506	$16.51665	730,751

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.02025	$11.47753	189,012
01/01/2011 to 12/31/2011	$11.47753	$10.99121	233,643
01/01/2012 to 12/31/2012	$10.99121	$12.97601	463,170
01/01/2013 to 12/31/2013	$12.97601	$16.93019	467,960
01/01/2014 to 12/31/2014	$16.93019	$18.63631	430,047
01/01/2015 to 12/31/2015	$18.63631	$17.34822	700,232
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98867	$10.75964	1,073,465
01/01/2011 to 12/31/2011	$10.75964	$10.56611	2,004,646
01/01/2012 to 12/31/2012	$10.56611	$11.48504	3,557,137
01/01/2013 to 12/31/2013	$11.48504	$12.44907	3,648,816
01/01/2014 to 12/31/2014	$12.44907	$12.78375	3,441,886
01/01/2015 to 12/31/2015	$12.78375	$12.50271	3,174,922
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96555	$11.55299	153,057
01/01/2011 to 12/31/2011	$11.55299	$11.55148	210,627
01/01/2012 to 12/31/2012	$11.55148	$13.18999	385,470
01/01/2013 to 12/31/2013	$13.18999	$18.07134	402,640
01/01/2014 to 12/31/2014	$18.07134	$19.12024	410,027
01/01/2015 to 12/31/2015	$19.12024	$17.83491	368,603
AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98653	$10.72651	14,637
01/01/2011 to 12/31/2011	$10.72651	$10.53507	96,250
01/01/2012 to 12/31/2012	$10.53507	$11.79151	311,826
01/01/2013 to 12/31/2013	$11.79151	$15.66850	320,669
01/01/2014 to 12/31/2014	$15.66850	$15.70586	305,808
01/01/2015 to 12/31/2015	$15.70586	$14.56174	286,238
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98490	$10.82146	117,563
01/01/2011 to 12/31/2011	$10.82146	$11.01977	211,903
01/01/2012 to 12/31/2012	$11.01977	$12.38543	502,448
01/01/2013 to 12/31/2013	$12.38543	$13.10213	548,275
01/01/2014 to 12/31/2014	$13.10213	$13.26266	527,727
01/01/2015 to 12/31/2015	$13.26266	$12.62368	495,122
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92975	$11.31839	93,640
01/01/2011 to 12/31/2011	$11.31839	$9.72769	112,683
01/01/2012 to 12/31/2012	$9.72769	$11.55656	144,641
01/01/2013 to 12/31/2013	$11.55656	$13.57997	168,359
01/01/2014 to 12/31/2014	$13.57997	$12.66291	186,402
01/01/2015 to 12/31/2015	$12.66291	$12.89176	184,953
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92962	$10.85463	58,073
01/01/2011 to 12/31/2011	$10.85463	$9.36922	76,282
01/01/2012 to 12/31/2012	$9.36922	$10.78951	144,351
01/01/2013 to 12/31/2013	$10.78951	$12.72239	166,403
01/01/2014 to 12/31/2014	$12.72239	$11.71529	176,814
01/01/2015 to 12/31/2015	$11.71529	$11.65752	189,507
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00716	$10.65798	963
01/01/2011 to 12/31/2011	$10.65798	$11.82865	14,129,322
01/01/2012 to 12/31/2012	$11.82865	$12.77233	4,475,254
01/01/2013 to 12/31/2013	$12.77233	$12.20515	480,883
01/01/2014 to 12/31/2014	$12.20515	$12.85709	552,630
01/01/2015 to 12/31/2015	$12.85709	$12.83878	2,383,519

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97716	$10.93142	518,713
01/01/2011 to 12/31/2011	$10.93142	$10.72799	1,140,259
01/01/2012 to 12/31/2012	$10.72799	$12.02671	2,761,214
01/01/2013 to 12/31/2013	$12.02671	$13.80307	3,550,113
01/01/2014 to 12/31/2014	$13.80307	$14.49073	3,444,979
01/01/2015 to 12/31/2015	$14.49073	$14.15256	3,332,668
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92228	$10.61546	188,862
01/01/2011 to 12/31/2011	$10.61546	$9.51892	272,145
01/01/2012 to 12/31/2012	$9.51892	$11.45344	402,349
01/01/2013 to 12/31/2013	$11.45344	$13.04109	431,061
01/01/2014 to 12/31/2014	$13.04109	$12.05224	469,542
01/01/2015 to 12/31/2015	$12.05224	$11.56310	454,230
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99892	$10.64561	1,274,952
01/01/2011 to 12/31/2011	$10.64561	$10.53196	1,680,773
01/01/2012 to 12/31/2012	$10.53196	$11.50931	3,614,736
01/01/2013 to 12/31/2013	$11.50931	$12.61294	4,075,434
01/01/2014 to 12/31/2014	$12.61294	$13.12731	3,921,488
01/01/2015 to 12/31/2015	$13.12731	$12.93297	3,693,992
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97178	$10.83550	54,258
01/01/2011 to 12/31/2011	$10.83550	$10.76565	100,497
01/01/2012 to 12/31/2012	$10.76565	$12.23930	264,843
01/01/2013 to 12/31/2013	$12.23930	$16.48876	263,046
01/01/2014 to 12/31/2014	$16.48876	$17.82120	255,266
01/01/2015 to 12/31/2015	$17.82120	$19.46008	258,022
AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99091	$10.67679	31,534
01/01/2011 to 12/31/2011	$10.67679	$10.09724	57,832
01/01/2012 to 12/31/2012	$10.09724	$11.64872	109,356
01/01/2013 to 12/31/2013	$11.64872	$16.08032	167,477
01/01/2014 to 12/31/2014	$16.08032	$18.05291	194,561
01/01/2015 to 12/31/2015	$18.05291	$16.42198	170,824
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	$9.99892	$9.94571	0
01/01/2015 to 12/31/2015	$9.94571	$9.72775	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99303	$11.36749	179,668
01/01/2011 to 12/31/2011	$11.36749	$11.11743	282,606
01/01/2012 to 12/31/2012	$11.11743	$12.31871	453,969
01/01/2013 to 12/31/2013	$12.31871	$16.61002	419,180
01/01/2014 to 12/31/2014	$16.61002	$18.13007	731,099
01/01/2015 to 12/31/2015	$18.13007	$19.69664	617,181
AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98910	$10.88074	40,565
01/01/2011 to 12/31/2011	$10.88074	$11.83175	255,529
01/01/2012 to 12/31/2012	$11.83175	$12.37023	579,866
01/01/2013 to 12/31/2013	$12.37023	$11.96512	565,308
01/01/2014 to 12/31/2014	$11.96512	$12.56403	594,453
01/01/2015 to 12/31/2015	$12.56403	$12.32820	692,474
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98806	$10.95462	160,930
01/01/2011 to 12/31/2011	$10.95462	$10.47366	220,494
01/01/2012 to 12/31/2012	$10.47366	$12.72311	390,491
01/01/2013 to 12/31/2013	$12.72311	$16.02802	434,565
01/01/2014 to 12/31/2014	$16.02802	$16.39392	443,769
01/01/2015 to 12/31/2015	$16.39392	$15.94369	432,607

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99892	$10.93006	72,358
01/01/2011 to 12/31/2011	$10.93006	$10.72407	99,962
01/01/2012 to 12/31/2012	$10.72407	$12.39282	179,098
01/01/2013 to 12/31/2013	$12.39282	$16.72156	177,241
01/01/2014 to 12/31/2014	$16.72156	$17.94181	177,076
01/01/2015 to 12/31/2015	$17.94181	$18.98862	160,223
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99893	$10.21028	18
01/01/2013 to 12/31/2013	$10.21028	$13.55475	30,659
01/01/2014 to 12/31/2014	$13.55475	$14.74552	36,694
01/01/2015 to 12/31/2015	$14.74552	$14.44861	74,064
AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98919	$11.56425	60,984
01/01/2011 to 12/31/2011	$11.56425	$11.02019	112,742
01/01/2012 to 12/31/2012	$11.02019	$12.87930	171,428
01/01/2013 to 12/31/2013	$12.87930	$16.83252	165,288
01/01/2014 to 12/31/2014	$16.83252	$19.10071	158,692
01/01/2015 to 12/31/2015	$19.10071	$17.60657	139,976
AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99893	$9.89691	113,772
01/01/2011 to 12/31/2011	$9.89691	$9.77005	295,537
01/01/2012 to 12/31/2012	$9.77005	$9.64353	521,735
01/01/2013 to 12/31/2013	$9.64353	$9.51854	468,744
01/01/2014 to 12/31/2014	$9.51854	$9.39464	282,431
01/01/2015 to 12/31/2015	$9.39464	$9.27261	267,847
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99148	$11.29548	105,978
01/01/2011 to 12/31/2011	$11.29548	$10.87188	178,182
01/01/2012 to 12/31/2012	$10.87188	$12.56833	335,675
01/01/2013 to 12/31/2013	$12.56833	$17.61601	362,866
01/01/2014 to 12/31/2014	$17.61601	$19.86467	363,604
01/01/2015 to 12/31/2015	$19.86467	$18.50123	345,036
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02883	$10.07694	16,251
01/01/2012 to 12/31/2012	$10.07694	$10.43046	131,777
01/01/2013 to 12/31/2013	$10.43046	$10.00331	160,291
01/01/2014 to 12/31/2014	$10.00331	$10.38183	145,025
01/01/2015 to 10/16/2015	$10.38183	$10.38302	0
AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95922	$11.98881	132,337
01/01/2011 to 12/31/2011	$11.98881	$12.03274	178,940
01/01/2012 to 12/31/2012	$12.03274	$13.34675	308,944
01/01/2013 to 12/31/2013	$13.34675	$17.46922	289,387
01/01/2014 to 12/31/2014	$17.46922	$18.61092	265,106
01/01/2015 to 10/16/2015	$18.61092	$19.13816	0
AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97335	$11.48956	86,234
01/01/2011 to 04/29/2011	$11.48956	$12.90230	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99893	$10.34858	724,229
01/01/2013 to 12/31/2013	$10.34858	$12.14602	935,292
01/01/2014 to 12/31/2014	$12.14602	$12.60409	952,142
01/01/2015 to 12/31/2015	$12.60409	$12.28577	895,402

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93940	$11.73867	344,029
01/01/2011 to 12/31/2011	$11.73867	$9.23763	444,703
01/01/2012 to 12/31/2012	$9.23763	$10.75214	790,827
01/01/2013 to 12/31/2013	$10.75214	$10.63612	868,661
01/01/2014 to 12/31/2014	$10.63612	$10.00622	891,763
01/01/2015 to 12/31/2015	$10.00622	$8.22421	848,985
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98989	$10.65463	2,026,191
01/01/2011 to 12/31/2011	$10.65463	$10.62112	4,049,925
01/01/2012 to 12/31/2012	$10.62112	$11.57039	8,490,782
01/01/2013 to 12/31/2013	$11.57039	$12.47194	9,362,091
01/01/2014 to 12/31/2014	$12.47194	$13.02073	8,986,810
01/01/2015 to 12/31/2015	$13.02073	$12.86986	8,572,947
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01884	$10.07683	15,195
01/01/2012 to 12/31/2012	$10.07683	$10.65287	165,409
01/01/2013 to 12/31/2013	$10.65287	$10.27127	208,725
01/01/2014 to 12/31/2014	$10.27127	$10.75219	252,824
01/01/2015 to 12/31/2015	$10.75219	$10.58400	257,289
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96392	$11.57100	1,263,478
01/01/2011 to 12/31/2011	$11.57100	$10.71112	2,063,048
01/01/2012 to 12/31/2012	$10.71112	$11.93776	4,616,019
01/01/2013 to 12/31/2013	$11.93776	$13.78859	5,778,464
01/01/2014 to 12/31/2014	$13.78859	$14.86104	5,774,393
01/01/2015 to 12/31/2015	$14.86104	$14.57797	10,584,645
AST QMA Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99892	$9.63161	0
01/01/2014 to 12/31/2014	$9.63161	$9.27208	0
01/01/2015 to 12/31/2015	$9.27208	$7.60999	0
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99892	$11.70512	0
01/01/2014 to 12/31/2014	$11.70512	$13.31379	0
01/01/2015 to 12/31/2015	$13.31379	$13.34352	387
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99892	$10.95026	27,596
01/01/2011 to 12/31/2011	$10.95026	$11.18180	67,008
01/01/2012 to 12/31/2012	$11.18180	$13.11164	141,648
01/01/2013 to 12/31/2013	$13.11164	$17.13775	164,437
01/01/2014 to 12/31/2014	$17.13775	$19.82656	176,902
01/01/2015 to 12/31/2015	$19.82656	$20.17140	146,580
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99892	$8.92125	0
01/01/2012 to 12/31/2012	$8.92125	$9.96370	4,544
01/01/2013 to 12/31/2013	$9.96370	$12.03673	4,671
01/01/2014 to 12/31/2014	$12.03673	$12.65262	4,667
01/01/2015 to 12/31/2015	$12.65262	$12.50693	4,663
AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98798	$10.84421	1,742,582
01/01/2011 to 12/31/2011	$10.84421	$10.50892	3,371,705
01/01/2012 to 12/31/2012	$10.50892	$11.43867	7,858,393
01/01/2013 to 12/31/2013	$11.43867	$12.69438	9,186,421
01/01/2014 to 12/31/2014	$12.69438	$13.17323	9,013,572
01/01/2015 to 12/31/2015	$13.17323	$12.98042	8,842,228

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97818	$11.03265	1,131,232
01/01/2011 to 12/31/2011	$11.03265	$10.62929	2,055,110
01/01/2012 to 12/31/2012	$10.62929	$12.15935	4,937,808
01/01/2013 to 12/31/2013	$12.15935	$14.16872	6,130,431
01/01/2014 to 12/31/2014	$14.16872	$14.74433	6,138,493
01/01/2015 to 12/31/2015	$14.74433	$14.47367	8,775,868
AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98281	$10.82328	1,344,907
01/01/2011 to 12/31/2011	$10.82328	$10.32161	1,993,546
01/01/2012 to 12/31/2012	$10.32161	$11.32191	3,302,001
01/01/2013 to 12/31/2013	$11.32191	$12.78388	3,581,127
01/01/2014 to 12/31/2014	$12.78388	$13.00070	3,501,369
01/01/2015 to 10/16/2015	$13.00070	$12.68072	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97226	$12.22363	37,657
01/01/2011 to 12/31/2011	$12.22363	$10.48304	134,774
01/01/2012 to 12/31/2012	$10.48304	$12.42355	219,428
01/01/2013 to 12/31/2013	$12.42355	$17.26646	233,452
01/01/2014 to 12/31/2014	$17.26646	$17.88395	222,534
01/01/2015 to 12/31/2015	$17.88395	$17.88711	194,124
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96131	$12.68615	50,970
01/01/2011 to 12/31/2011	$12.68615	$12.39878	98,599
01/01/2012 to 12/31/2012	$12.39878	$13.72749	229,649
01/01/2013 to 12/31/2013	$13.72749	$18.31474	236,945
01/01/2014 to 12/31/2014	$18.31474	$18.76702	238,557
01/01/2015 to 12/31/2015	$18.76702	$18.66860	248,016
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96474	$11.52948	44,863
01/01/2011 to 12/31/2011	$11.52948	$10.69970	69,319
01/01/2012 to 12/31/2012	$10.69970	$12.47826	124,318
01/01/2013 to 12/31/2013	$12.47826	$16.92247	121,412
01/01/2014 to 12/31/2014	$16.92247	$17.58238	116,091
01/01/2015 to 12/31/2015	$17.58238	$16.60583	118,889
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99262	$10.75123	3,239,651
01/01/2011 to 12/31/2011	$10.75123	$10.82213	6,771,379
01/01/2012 to 12/31/2012	$10.82213	$12.12288	15,859,196
01/01/2013 to 12/31/2013	$12.12288	$13.97954	18,784,994
01/01/2014 to 12/31/2014	$13.97954	$14.60907	18,587,781
01/01/2015 to 12/31/2015	$14.60907	$14.42529	21,666,221
AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98627	$10.59566	64,766
01/01/2011 to 12/31/2011	$10.59566	$10.28660	76,940
01/01/2012 to 12/31/2012	$10.28660	$11.90421	299,754
01/01/2013 to 12/31/2013	$11.90421	$15.23732	350,626
01/01/2014 to 12/31/2014	$15.23732	$16.16231	359,561
01/01/2015 to 10/16/2015	$16.16231	$15.02650	0
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	$9.99892	$10.54562	0
01/01/2015 to 12/31/2015	$10.54562	$10.56463	883
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97150	$11.19772	200,365
01/01/2011 to 12/31/2011	$11.19772	$10.86500	325,842
01/01/2012 to 12/31/2012	$10.86500	$12.60921	693,674
01/01/2013 to 12/31/2013	$12.60921	$17.92452	666,594
01/01/2014 to 12/31/2014	$17.92452	$19.16797	665,841
01/01/2015 to 12/31/2015	$19.16797	$20.73190	713,758

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.86018	$11.53931	226,039
01/01/2011 to 12/31/2011	$11.53931	$9.69046	372,065
01/01/2012 to 12/31/2012	$9.69046	$9.91022	694,859
01/01/2013 to 12/31/2013	$9.91022	$11.28586	679,741
01/01/2014 to 12/31/2014	$11.28586	$10.20778	687,247
01/01/2015 to 12/31/2015	$10.20778	$8.13532	699,159
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98061	$10.36769	143,821
01/01/2011 to 12/31/2011	$10.36769	$10.65495	239,936
01/01/2012 to 12/31/2012	$10.65495	$11.06588	389,269
01/01/2013 to 12/31/2013	$11.06588	$10.51202	416,332
01/01/2014 to 12/31/2014	$10.51202	$10.43316	420,522
01/01/2015 to 12/31/2015	$10.43316	$9.82209	380,032
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99892	$8.85848	268,058
01/01/2012 to 12/31/2012	$8.85848	$9.70561	1,151,273
01/01/2013 to 12/31/2013	$9.70561	$11.54352	1,771,017
01/01/2014 to 12/31/2014	$11.54352	$12.02061	1,870,480
01/01/2015 to 12/31/2015	$12.02061	$11.78924	1,739,473
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99892	$10.45725	244,058
01/01/2011 to 12/31/2011	$10.45725	$10.94324	427,687
01/01/2012 to 12/31/2012	$10.94324	$11.64904	727,814
01/01/2013 to 12/31/2013	$11.64904	$11.32595	829,748
01/01/2014 to 12/31/2014	$11.32595	$11.98316	879,706
01/01/2015 to 12/31/2015	$11.98316	$11.97368	943,406
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99893	$10.39933	6,510
01/01/2013 to 12/31/2013	$10.39933	$9.42915	10,108
01/01/2014 to 12/31/2014	$9.42915	$9.43260	9,595
01/01/2015 to 12/31/2015	$9.43260	$9.02303	5,383
Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97145	$10.69864	1,585,434
01/01/2011 to 12/31/2011	$10.69864	$10.38336	2,519,759
01/01/2012 to 09/21/2012	$10.38336	$11.66283	0

*	Denotes the start date of these sub-accounts

PREMIER RETIREMENT B SERIES

Pruco Life Insurance Company of New Jersey

Prospectus

ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.30%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96738	$10.76360	119,777
01/01/2011 to 12/31/2011	$10.76360	$10.23677	63,270
01/01/2012 to 12/31/2012	$10.23677	$11.25791	55,665
01/01/2013 to 12/31/2013	$11.25791	$12.09609	51,239
01/01/2014 to 12/31/2014	$12.09609	$12.26912	48,272
01/01/2015 to 12/31/2015	$12.26912	$11.60105	23,189

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97807	$10.86903	135,746
01/01/2011 to 12/31/2011	$10.86903	$10.63140	97,104
01/01/2012 to 12/31/2012	$10.63140	$11.80420	86,608
01/01/2013 to 12/31/2013	$11.80420	$13.44221	53,339
01/01/2014 to 12/31/2014	$13.44221	$13.93521	61,095
01/01/2015 to 12/31/2015	$13.93521	$13.72405	39,168
AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00660	$10.76424	1,802
01/01/2011 to 12/31/2011	$10.76424	$10.89267	1,502
01/01/2012 to 05/04/2012	$10.89267	$11.80858	0
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98834	$10.72203	264,599
01/01/2011 to 12/31/2011	$10.72203	$10.34844	228,689
01/01/2012 to 12/31/2012	$10.34844	$11.37141	207,751
01/01/2013 to 12/31/2013	$11.37141	$13.07048	142,794
01/01/2014 to 12/31/2014	$13.07048	$13.60269	163,330
01/01/2015 to 12/31/2015	$13.60269	$13.35307	85,736
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99809	$9.12620	0
01/01/2012 to 12/31/2012	$9.12620	$9.97667	0
01/01/2013 to 12/31/2013	$9.97667	$10.80518	1,041
01/01/2014 to 12/31/2014	$10.80518	$11.07340	0
01/01/2015 to 12/31/2015	$11.07340	$10.49404	0
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99809	$10.45288	508
01/01/2014 to 12/31/2014	$10.45288	$10.57783	2,013
01/01/2015 to 12/31/2015	$10.57783	$10.36267	810
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/15/2010 to 12/31/2010	$10.00751	$10.05274	998
01/01/2011 to 12/31/2011	$10.05274	$10.04285	1,989
01/01/2012 to 12/31/2012	$10.04285	$10.27228	569
01/01/2013 to 12/31/2013	$10.27228	$9.81790	20
01/01/2014 to 12/31/2014	$9.81790	$9.58291	143
01/01/2015 to 12/31/2015	$9.58291	$9.40784	123
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/15/2010 to 12/31/2010	$10.00643	$10.32475	156,041
01/01/2011 to 12/31/2011	$10.32475	$10.40836	103,225
01/01/2012 to 12/31/2012	$10.40836	$11.11653	98,464
01/01/2013 to 12/31/2013	$11.11653	$10.66129	62,675
01/01/2014 to 12/31/2014	$10.66129	$10.85686	52,098
01/01/2015 to 12/31/2015	$10.85686	$10.38362	44,109
AST Bond Portfolio 2017
03/15/2010 to 12/31/2010	$9.99809	$10.55604	4,400
01/01/2011 to 12/31/2011	$10.55604	$11.49032	558,066
01/01/2012 to 12/31/2012	$11.49032	$11.80030	530,733
01/01/2013 to 12/31/2013	$11.80030	$11.29161	346,966
01/01/2014 to 12/31/2014	$11.29161	$11.18955	265,948
01/01/2015 to 12/31/2015	$11.18955	$10.95026	310,705
AST Bond Portfolio 2018
03/15/2010 to 12/31/2010	$10.00679	$10.59877	0
01/01/2011 to 12/31/2011	$10.59877	$11.76169	615,430
01/01/2012 to 12/31/2012	$11.76169	$12.14766	703,996
01/01/2013 to 12/31/2013	$12.14766	$11.49527	736,638
01/01/2014 to 12/31/2014	$11.49527	$11.52978	666,603
01/01/2015 to 12/31/2015	$11.52978	$11.35600	431,274

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99809	$10.60163	0
01/01/2011 to 12/31/2011	$10.60163	$12.01278	0
01/01/2012 to 12/31/2012	$12.01278	$12.42372	53,846
01/01/2013 to 12/31/2013	$12.42372	$11.55152	32,333
01/01/2014 to 12/31/2014	$11.55152	$11.76707	14,700
01/01/2015 to 12/31/2015	$11.76707	$11.61949	16,974
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00891	$10.63229	0
01/01/2011 to 12/31/2011	$10.63229	$12.32822	201
01/01/2012 to 12/31/2012	$12.32822	$12.80538	0
01/01/2013 to 12/31/2013	$12.80538	$11.69563	158,506
01/01/2014 to 12/31/2014	$11.69563	$12.13039	99,469
01/01/2015 to 12/31/2015	$12.13039	$12.03229	135,334
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00784	$10.73369	0
01/01/2011 to 12/31/2011	$10.73369	$12.61630	453,232
01/01/2012 to 12/31/2012	$12.61630	$13.16317	428,448
01/01/2013 to 12/31/2013	$13.16317	$11.96003	204,525
01/01/2014 to 12/31/2014	$11.96003	$12.58253	323,814
01/01/2015 to 12/31/2015	$12.58253	$12.51228	324,881
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99809	$11.95962	94,051
01/01/2012 to 12/31/2012	$11.95962	$12.36732	176,446
01/01/2013 to 12/31/2013	$12.36732	$10.90536	130,875
01/01/2014 to 12/31/2014	$10.90536	$11.75937	72,368
01/01/2015 to 12/31/2015	$11.75937	$11.72977	132,585
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99746	$10.34590	30,847
01/01/2013 to 12/31/2013	$10.34590	$9.07699	519,876
01/01/2014 to 12/31/2014	$9.07699	$9.98740	189,047
01/01/2015 to 12/31/2015	$9.98740	$10.02192	2,675
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99873	$8.70488	98,535
01/01/2014 to 12/31/2014	$8.70488	$9.74562	106,037
01/01/2015 to 12/31/2015	$9.74562	$9.79194	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99873	$11.24540	23,476
01/01/2015 to 12/31/2015	$11.24540	$11.20625	394,975
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99873	$9.88722	5,413
AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97125	$10.53223	7,561
01/01/2011 to 12/31/2011	$10.53223	$9.68613	4,803
01/01/2012 to 12/31/2012	$9.68613	$10.71530	3,915
01/01/2013 to 12/31/2013	$10.71530	$13.75930	1,502
01/01/2014 to 12/31/2014	$13.75930	$14.82283	1,419
01/01/2015 to 12/31/2015	$14.82283	$13.79187	832
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97725	$10.80239	305,283
01/01/2011 to 12/31/2011	$10.80239	$10.29819	176,110
01/01/2012 to 12/31/2012	$10.29819	$11.44169	156,027
01/01/2013 to 12/31/2013	$11.44169	$13.71394	114,823
01/01/2014 to 12/31/2014	$13.71394	$14.33579	103,446
01/01/2015 to 12/31/2015	$14.33579	$14.08079	44,830
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99809	$11.59720	0
01/01/2014 to 12/31/2014	$11.59720	$12.87257	1,247
01/01/2015 to 12/31/2015	$12.87257	$12.12727	787

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95948	$11.75243	3,756
01/01/2011 to 12/31/2011	$11.75243	$12.23924	3,216
01/01/2012 to 12/31/2012	$12.23924	$13.79249	3,016
01/01/2013 to 12/31/2013	$13.79249	$13.89752	2,176
01/01/2014 to 12/31/2014	$13.89752	$17.77560	2,671
01/01/2015 to 12/31/2015	$17.77560	$18.20804	1,776
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99809	$9.64568	3,635
01/01/2014 to 12/31/2014	$9.64568	$9.90467	27,011
01/01/2015 to 12/31/2015	$9.90467	$9.66740	18
AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.85057	41,534
01/01/2011 to 12/31/2011	$10.85057	$10.33928	30,417
01/01/2012 to 12/31/2012	$10.33928	$11.47849	24,505
01/01/2013 to 12/31/2013	$11.47849	$13.37038	27,175
01/01/2014 to 12/31/2014	$13.37038	$13.80990	26,655
01/01/2015 to 10/16/2015	$13.80990	$13.70360	0
AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97557	$10.98381	112,953
01/01/2011 to 12/31/2011	$10.98381	$10.57010	94,586
01/01/2012 to 12/31/2012	$10.57010	$11.42496	80,938
01/01/2013 to 12/31/2013	$11.42496	$12.80989	51,012
01/01/2014 to 12/31/2014	$12.80989	$12.90966	55,467
01/01/2015 to 12/31/2015	$12.90966	$12.73776	43,842
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99809	$10.69999	194,984
01/01/2013 to 12/31/2013	$10.69999	$13.01231	144,927
01/01/2014 to 12/31/2014	$13.01231	$13.11702	138,990
01/01/2015 to 10/16/2015	$13.11702	$12.50271	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99809	$10.76783	11,011
01/01/2014 to 12/31/2014	$10.76783	$10.78945	12,284
01/01/2015 to 10/16/2015	$10.78945	$10.24485	0
AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.96976	$11.51275	2,506
01/01/2011 to 12/31/2011	$11.51275	$10.68145	1,555
01/01/2012 to 12/31/2012	$10.68145	$13.23265	1,841
01/01/2013 to 12/31/2013	$13.23265	$13.49041	1,334
01/01/2014 to 12/31/2014	$13.49041	$15.01538	714
01/01/2015 to 12/31/2015	$15.01538	$14.65689	512
AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01809	$10.75038	1,700
01/01/2011 to 12/31/2011	$10.75038	$10.08777	2,218
01/01/2012 to 12/31/2012	$10.08777	$11.80336	2,264
01/01/2013 to 12/31/2013	$11.80336	$14.96141	1,855
01/01/2014 to 02/07/2014	$14.96141	$14.70842	0
AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99134	$10.73491	19,275
01/01/2011 to 12/31/2011	$10.73491	$9.90949	7,044
01/01/2012 to 12/31/2012	$9.90949	$11.58529	6,111
01/01/2013 to 12/31/2013	$11.58529	$15.11560	4,472
01/01/2014 to 12/31/2014	$15.11560	$16.70734	6,548
01/01/2015 to 12/31/2015	$16.70734	$15.56866	5,892

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01941	$11.38383	9,315
01/01/2011 to 12/31/2011	$11.38383	$10.79120	4,713
01/01/2012 to 12/31/2012	$10.79120	$12.61054	3,989
01/01/2013 to 12/31/2013	$12.61054	$16.28679	3,482
01/01/2014 to 12/31/2014	$16.28679	$17.74638	3,516
01/01/2015 to 12/31/2015	$17.74638	$16.35246	3,313
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98783	$10.67177	54,102
01/01/2011 to 12/31/2011	$10.67177	$10.37382	28,997
01/01/2012 to 12/31/2012	$10.37382	$11.16148	27,954
01/01/2013 to 12/31/2013	$11.16148	$11.97581	28,338
01/01/2014 to 12/31/2014	$11.97581	$12.17331	29,066
01/01/2015 to 12/31/2015	$12.17331	$11.78513	20,471
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96472	$11.45866	7,737
01/01/2011 to 12/31/2011	$11.45866	$11.34127	3,541
01/01/2012 to 12/31/2012	$11.34127	$12.81851	3,365
01/01/2013 to 12/31/2013	$12.81851	$17.38469	3,166
01/01/2014 to 12/31/2014	$17.38469	$18.20742	3,565
01/01/2015 to 12/31/2015	$18.20742	$16.81121	1,651
AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98570	$10.63879	6,319
01/01/2011 to 12/31/2011	$10.63879	$10.34328	2,009
01/01/2012 to 12/31/2012	$10.34328	$11.45924	2,026
01/01/2013 to 12/31/2013	$11.45924	$15.07276	3,976
01/01/2014 to 12/31/2014	$15.07276	$14.95546	4,526
01/01/2015 to 12/31/2015	$14.95546	$13.72536	941
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98406	$10.73309	6,489
01/01/2011 to 12/31/2011	$10.73309	$10.81948	5,584
01/01/2012 to 12/31/2012	$10.81948	$12.03683	5,190
01/01/2013 to 12/31/2013	$12.03683	$12.60442	3,175
01/01/2014 to 12/31/2014	$12.60442	$12.62960	4,130
01/01/2015 to 12/31/2015	$12.62960	$11.89940	3,434
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92892	$11.22607	7,047
01/01/2011 to 12/31/2011	$11.22607	$9.55062	3,231
01/01/2012 to 12/31/2012	$9.55062	$11.23108	2,698
01/01/2013 to 12/31/2013	$11.23108	$13.06392	4,061
01/01/2014 to 12/31/2014	$13.06392	$12.05820	3,525
01/01/2015 to 12/31/2015	$12.05820	$12.15171	2,721
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92879	$10.76596	1,863
01/01/2011 to 12/31/2011	$10.76596	$9.19856	5,339
01/01/2012 to 12/31/2012	$9.19856	$10.48534	3,699
01/01/2013 to 12/31/2013	$10.48534	$12.23853	2,133
01/01/2014 to 12/31/2014	$12.23853	$11.15543	1,329
01/01/2015 to 12/31/2015	$11.15543	$10.98783	975
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97632	$10.84209	16,667
01/01/2011 to 12/31/2011	$10.84209	$10.53278	11,827
01/01/2012 to 12/31/2012	$10.53278	$11.68784	11,711
01/01/2013 to 12/31/2013	$11.68784	$13.27832	9,914
01/01/2014 to 12/31/2014	$13.27832	$13.79866	8,888
01/01/2015 to 12/31/2015	$13.79866	$13.33999	5,302

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92144	$10.52888	1,727
01/01/2011 to 12/31/2011	$10.52888	$9.34567	795
01/01/2012 to 12/31/2012	$9.34567	$11.13086	623
01/01/2013 to 12/31/2013	$11.13086	$12.54532	2,181
01/01/2014 to 12/31/2014	$12.54532	$11.47656	3,018
01/01/2015 to 12/31/2015	$11.47656	$10.89916	1,738
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.55869	81,043
01/01/2011 to 12/31/2011	$10.55869	$10.34036	58,277
01/01/2012 to 12/31/2012	$10.34036	$11.18508	55,380
01/01/2013 to 12/31/2013	$11.18508	$12.13349	26,826
01/01/2014 to 12/31/2014	$12.13349	$12.50029	33,624
01/01/2015 to 12/31/2015	$12.50029	$12.19051	29,312
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97094	$10.74695	200
01/01/2011 to 12/31/2011	$10.74695	$10.56966	2,545
01/01/2012 to 12/31/2012	$10.56966	$11.89459	2,286
01/01/2013 to 12/31/2013	$11.89459	$15.86218	877
01/01/2014 to 12/31/2014	$15.86218	$16.97024	1,375
01/01/2015 to 12/31/2015	$16.97024	$18.34311	792
AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99007	$10.58960	213
01/01/2011 to 12/31/2011	$10.58960	$9.91346	98
01/01/2012 to 12/31/2012	$9.91346	$11.32062	123
01/01/2013 to 12/31/2013	$11.32062	$15.46916	1,828
01/01/2014 to 12/31/2014	$15.46916	$17.19095	768
01/01/2015 to 12/31/2015	$17.19095	$15.47940	334
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99219	$11.27468	16,118
01/01/2011 to 12/31/2011	$11.27468	$10.91510	5,251
01/01/2012 to 12/31/2012	$10.91510	$11.97169	4,493
01/01/2013 to 12/31/2013	$11.97169	$15.97874	2,669
01/01/2014 to 12/31/2014	$15.97874	$17.26455	5,812
01/01/2015 to 12/31/2015	$17.26455	$18.56636	3,568
AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98826	$10.79204	2,161
01/01/2011 to 12/31/2011	$10.79204	$11.61675	918
01/01/2012 to 12/31/2012	$11.61675	$12.02209	2,209
01/01/2013 to 12/31/2013	$12.02209	$11.51061	9,706
01/01/2014 to 12/31/2014	$11.51061	$11.96438	10,316
01/01/2015 to 12/31/2015	$11.96438	$11.62102	4,950
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98722	$10.86514	5,725
01/01/2011 to 12/31/2011	$10.86514	$10.28312	2,065
01/01/2012 to 12/31/2012	$10.28312	$12.36479	1,446
01/01/2013 to 12/31/2013	$12.36479	$15.41885	6,180
01/01/2014 to 12/31/2014	$15.41885	$15.61113	7,705
01/01/2015 to 12/31/2015	$15.61113	$15.02861	2,616
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.84075	1,029
01/01/2011 to 12/31/2011	$10.84075	$10.52884	406
01/01/2012 to 12/31/2012	$10.52884	$12.04371	872
01/01/2013 to 12/31/2013	$12.04371	$16.08596	1,935
01/01/2014 to 12/31/2014	$16.08596	$17.08490	951
01/01/2015 to 12/31/2015	$17.08490	$17.89862	569

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99809	$10.17167	0
01/01/2013 to 12/31/2013	$10.17167	$13.36678	4,054
01/01/2014 to 12/31/2014	$13.36678	$14.39378	4,257
01/01/2015 to 12/31/2015	$14.39378	$13.96103	2,676
AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98835	$11.46980	4,759
01/01/2011 to 12/31/2011	$11.46980	$10.81966	3,066
01/01/2012 to 12/31/2012	$10.81966	$12.51658	2,660
01/01/2013 to 12/31/2013	$12.51658	$16.19288	2,359
01/01/2014 to 12/31/2014	$16.19288	$18.18867	1,095
01/01/2015 to 12/31/2015	$18.18867	$16.59591	691
AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99809	$9.81590	0
01/01/2011 to 12/31/2011	$9.81590	$9.59256	2,518
01/01/2012 to 12/31/2012	$9.59256	$9.37229	144
01/01/2013 to 12/31/2013	$9.37229	$9.15665	12
01/01/2014 to 12/31/2014	$9.15665	$8.94614	12
01/01/2015 to 12/31/2015	$8.94614	$8.74032	9,140
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99064	$11.20328	6,181
01/01/2011 to 12/31/2011	$11.20328	$10.67411	2,275
01/01/2012 to 12/31/2012	$10.67411	$12.21442	1,637
01/01/2013 to 12/31/2013	$12.21442	$16.94666	3,127
01/01/2014 to 12/31/2014	$16.94666	$18.91641	3,419
01/01/2015 to 12/31/2015	$18.91641	$17.43947	1,345
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02800	$10.05926	0
01/01/2012 to 12/31/2012	$10.05926	$10.30632	0
01/01/2013 to 12/31/2013	$10.30632	$9.78401	661
01/01/2014 to 12/31/2014	$9.78401	$10.05132	2,286
01/01/2015 to 10/16/2015	$10.05132	$9.97186	0
AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95838	$11.89091	383
01/01/2011 to 12/31/2011	$11.89091	$11.81371	202
01/01/2012 to 12/31/2012	$11.81371	$12.97081	503
01/01/2013 to 12/31/2013	$12.97081	$16.80520	2,099
01/01/2014 to 12/31/2014	$16.80520	$17.72217	2,648
01/01/2015 to 10/16/2015	$17.72217	$18.07789	0
AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97251	$11.39598	2,247
01/01/2011 to 04/29/2011	$11.39598	$12.75479	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99809	$10.27736	1,469
01/01/2013 to 12/31/2013	$10.27736	$11.94018	519
01/01/2014 to 12/31/2014	$11.94018	$12.26499	674
01/01/2015 to 12/31/2015	$12.26499	$11.83407	527
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93856	$11.64283	16,639
01/01/2011 to 12/31/2011	$11.64283	$9.06934	8,350
01/01/2012 to 12/31/2012	$9.06934	$10.44909	5,713
01/01/2013 to 12/31/2013	$10.44909	$10.23152	4,948
01/01/2014 to 12/31/2014	$10.23152	$9.52798	6,624
01/01/2015 to 12/31/2015	$9.52798	$7.75161	4,987

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98905	$10.56757	139,048
01/01/2011 to 12/31/2011	$10.56757	$10.42777	129,216
01/01/2012 to 12/31/2012	$10.42777	$11.24445	115,507
01/01/2013 to 12/31/2013	$11.24445	$11.99793	76,347
01/01/2014 to 12/31/2014	$11.99793	$12.39894	73,702
01/01/2015 to 12/31/2015	$12.39894	$12.13111	33,935
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01801	$10.05915	0
01/01/2012 to 12/31/2012	$10.05915	$10.52610	274
01/01/2013 to 12/31/2013	$10.52610	$10.04606	226
01/01/2014 to 12/31/2014	$10.04606	$10.40988	375
01/01/2015 to 12/31/2015	$10.40988	$10.14319	1,528
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96308	$11.47648	70,900
01/01/2011 to 12/31/2011	$11.47648	$10.51610	58,001
01/01/2012 to 12/31/2012	$10.51610	$11.60136	48,000
01/01/2013 to 12/31/2013	$11.60136	$13.26440	31,773
01/01/2014 to 12/31/2014	$13.26440	$14.15124	29,572
01/01/2015 to 12/31/2015	$14.15124	$13.74109	82,803
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.86080	1,459
01/01/2011 to 12/31/2011	$10.86080	$10.97830	513
01/01/2012 to 12/31/2012	$10.97830	$12.74231	617
01/01/2013 to 12/31/2013	$12.74231	$16.48642	484
01/01/2014 to 12/31/2014	$16.48642	$18.87993	889
01/01/2015 to 12/31/2015	$18.87993	$19.01370	556
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.86034	0
01/01/2012 to 12/31/2012	$8.86034	$9.79521	0
01/01/2013 to 12/31/2013	$9.79521	$11.71340	0
01/01/2014 to 12/31/2014	$11.71340	$12.18789	0
01/01/2015 to 12/31/2015	$12.18789	$11.92555	0
AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98715	$10.75566	87,015
01/01/2011 to 12/31/2011	$10.75566	$10.31779	60,253
01/01/2012 to 12/31/2012	$10.31779	$11.11657	51,711
01/01/2013 to 12/31/2013	$11.11657	$12.21187	25,527
01/01/2014 to 12/31/2014	$12.21187	$12.54429	25,272
01/01/2015 to 12/31/2015	$12.54429	$12.23535	22,395
AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97734	$10.94264	58,803
01/01/2011 to 12/31/2011	$10.94264	$10.43605	39,597
01/01/2012 to 12/31/2012	$10.43605	$11.81699	37,013
01/01/2013 to 12/31/2013	$11.81699	$13.63029	40,325
01/01/2014 to 12/31/2014	$13.63029	$14.04024	35,993
01/01/2015 to 12/31/2015	$14.04024	$13.64284	29,458
AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98197	$10.73491	87,020
01/01/2011 to 12/31/2011	$10.73491	$10.13379	51,589
01/01/2012 to 12/31/2012	$10.13379	$11.00305	44,799
01/01/2013 to 12/31/2013	$11.00305	$12.29802	29,385
01/01/2014 to 12/31/2014	$12.29802	$12.37990	28,380
01/01/2015 to 10/16/2015	$12.37990	$11.97822	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97142	$12.12383	10,502
01/01/2011 to 12/31/2011	$12.12383	$10.29217	4,152
01/01/2012 to 12/31/2012	$10.29217	$12.07351	2,799
01/01/2013 to 12/31/2013	$12.07351	$16.61005	4,124
01/01/2014 to 12/31/2014	$16.61005	$17.02978	4,056
01/01/2015 to 12/31/2015	$17.02978	$16.86020	1,813
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96047	$12.58259	2,465
01/01/2011 to 12/31/2011	$12.58259	$12.17325	1,253
01/01/2012 to 12/31/2012	$12.17325	$13.34082	1,199
01/01/2013 to 12/31/2013	$13.34082	$17.61871	1,062
01/01/2014 to 12/31/2014	$17.61871	$17.87086	740
01/01/2015 to 12/31/2015	$17.87086	$17.59705	512
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96390	$11.43543	8,353
01/01/2011 to 12/31/2011	$11.43543	$10.50502	3,409
01/01/2012 to 12/31/2012	$10.50502	$12.12694	1,679
01/01/2013 to 12/31/2013	$12.12694	$16.27955	2,040
01/01/2014 to 12/31/2014	$16.27955	$16.74311	791
01/01/2015 to 12/31/2015	$16.74311	$15.65300	494
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99178	$10.66346	208,319
01/01/2011 to 12/31/2011	$10.66346	$10.62519	165,177
01/01/2012 to 12/31/2012	$10.62519	$11.78150	144,219
01/01/2013 to 12/31/2013	$11.78150	$13.44819	97,500
01/01/2014 to 12/31/2014	$13.44819	$13.91148	161,911
01/01/2015 to 12/31/2015	$13.91148	$13.59728	124,699
AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98543	$10.50910	387
01/01/2011 to 12/31/2011	$10.50910	$10.09939	2,468
01/01/2012 to 12/31/2012	$10.09939	$11.56886	2,516
01/01/2013 to 12/31/2013	$11.56886	$14.65825	1,928
01/01/2014 to 12/31/2014	$14.65825	$15.39059	1,248
01/01/2015 to 10/16/2015	$15.39059	$14.19404	0
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97067	$11.10634	5,389
01/01/2011 to 12/31/2011	$11.10634	$10.66740	4,065
01/01/2012 to 12/31/2012	$10.66740	$12.25406	4,144
01/01/2013 to 12/31/2013	$12.25406	$17.24330	10,934
01/01/2014 to 12/31/2014	$17.24330	$18.25254	10,955
01/01/2015 to 12/31/2015	$18.25254	$19.54171	4,683
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85934	$11.44494	14,797
01/01/2011 to 12/31/2011	$11.44494	$9.51383	5,957
01/01/2012 to 12/31/2012	$9.51383	$9.63079	7,755
01/01/2013 to 12/31/2013	$9.63079	$10.85645	2,786
01/01/2014 to 12/31/2014	$10.85645	$9.71986	2,894
01/01/2015 to 12/31/2015	$9.71986	$7.66789	2,147
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97977	$10.28297	9,851
01/01/2011 to 12/31/2011	$10.28297	$10.46127	3,825
01/01/2012 to 12/31/2012	$10.46127	$10.75435	3,526
01/01/2013 to 12/31/2013	$10.75435	$10.11257	1,285
01/01/2014 to 12/31/2014	$10.11257	$9.93498	1,058
01/01/2015 to 12/31/2015	$9.93498	$9.25820	578

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.79804	0
01/01/2012 to 12/31/2012	$8.79804	$9.54156	0
01/01/2013 to 12/31/2013	$9.54156	$11.23346	12,837
01/01/2014 to 12/31/2014	$11.23346	$11.57925	29,414
01/01/2015 to 12/31/2015	$11.57925	$11.24128	13,945
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.37188	42,644
01/01/2011 to 12/31/2011	$10.37188	$10.74432	31,852
01/01/2012 to 12/31/2012	$10.74432	$11.32108	32,220
01/01/2013 to 12/31/2013	$11.32108	$10.89550	35,623
01/01/2014 to 12/31/2014	$10.89550	$11.41109	38,785
01/01/2015 to 12/31/2015	$11.41109	$11.28653	30,827
Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97062	$10.61120	325,521
01/01/2011 to 12/31/2011	$10.61120	$10.19426	212,708
01/01/2012 to 09/21/2012	$10.19426	$11.36598	0

*	Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES

Pruco Life Insurance Company of New Jersey

Prospectus

ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.70%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96788	$10.81679	2,783,155
01/01/2011 to 12/31/2011	$10.81679	$10.35039	4,131,792
01/01/2012 to 12/31/2012	$10.35039	$11.45280	6,402,595
01/01/2013 to 12/31/2013	$11.45280	$12.38097	6,970,810
01/01/2014 to 12/31/2014	$12.38097	$12.63524	5,964,391
01/01/2015 to 12/31/2015	$12.63524	$12.02065	4,691,932
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97857	$10.92280	2,069,260
01/01/2011 to 12/31/2011	$10.92280	$10.74947	3,894,177
01/01/2012 to 12/31/2012	$10.74947	$12.00861	8,232,833
01/01/2013 to 12/31/2013	$12.00861	$13.75898	9,599,194
01/01/2014 to 12/31/2014	$13.75898	$14.35121	9,005,849
01/01/2015 to 12/31/2015	$14.35121	$14.22051	8,373,546
AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00710	$10.81739	113,967
01/01/2011 to 12/31/2011	$10.81739	$11.01353	229,135
01/01/2012 to 05/04/2012	$11.01353	$11.96474	0
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99859	$10.09100	0
01/01/2014 to 12/31/2014	$10.09100	$9.60938	0
01/01/2015 to 12/31/2015	$9.60938	$7.97942	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99859	$11.63329	0
01/01/2014 to 12/31/2014	$11.63329	$12.94141	0
01/01/2015 to 12/31/2015	$12.94141	$12.94119	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98884	$10.77509	3,042,666
01/01/2011 to 12/31/2011	$10.77509	$10.46346	4,716,751
01/01/2012 to 12/31/2012	$10.46346	$11.56847	7,803,091
01/01/2013 to 12/31/2013	$11.56847	$13.37861	8,839,480
01/01/2014 to 12/31/2014	$13.37861	$14.00897	7,904,419
01/01/2015 to 12/31/2015	$14.00897	$13.83639	7,412,772
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99859	$9.16386	583,439
01/01/2012 to 12/31/2012	$9.16386	$10.07935	1,989,260
01/01/2013 to 12/31/2013	$10.07935	$10.98344	2,374,351
01/01/2014 to 12/31/2014	$10.98344	$11.32538	2,381,561
01/01/2015 to 12/31/2015	$11.32538	$10.79877	2,231,924
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99859	$10.49650	47,112
01/01/2014 to 12/31/2014	$10.49650	$10.68720	46,131
01/01/2015 to 12/31/2015	$10.68720	$10.53413	45,091
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/15/2010 to 12/31/2010	$10.00802	$10.10254	328,141
01/01/2011 to 12/31/2011	$10.10254	$10.15429	419,219
01/01/2012 to 12/31/2012	$10.15429	$10.44990	430,403
01/01/2013 to 12/31/2013	$10.44990	$10.04888	409,655
01/01/2014 to 12/31/2014	$10.04888	$9.86856	391,615
01/01/2015 to 12/31/2015	$9.86856	$9.74767	348,609
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/15/2010 to 12/31/2010	$10.00694	$10.37575	1,898,043
01/01/2011 to 12/31/2011	$10.37575	$10.52377	2,792,279
01/01/2012 to 12/31/2012	$10.52377	$11.30899	5,031,925
01/01/2013 to 12/31/2013	$11.30899	$10.91248	4,899,563
01/01/2014 to 12/31/2014	$10.91248	$11.18082	4,582,259
01/01/2015 to 12/31/2015	$11.18082	$10.75911	3,865,636
AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97176	$10.58426	46,220
01/01/2011 to 12/31/2011	$10.58426	$9.79363	91,734
01/01/2012 to 12/31/2012	$9.79363	$10.90091	147,027
01/01/2013 to 12/31/2013	$10.90091	$14.08360	158,641
01/01/2014 to 12/31/2014	$14.08360	$15.26553	198,267
01/01/2015 to 12/31/2015	$15.26553	$14.29091	150,778
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97776	$10.85587	2,096,130
01/01/2011 to 12/31/2011	$10.85587	$10.41265	3,374,910
01/01/2012 to 12/31/2012	$10.41265	$11.63998	5,774,390
01/01/2013 to 12/31/2013	$11.63998	$14.03724	7,553,780
01/01/2014 to 12/31/2014	$14.03724	$14.76392	8,327,897
01/01/2015 to 12/31/2015	$14.76392	$14.59043	8,338,663
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99859	$11.65792	40,449
01/01/2014 to 12/31/2014	$11.65792	$13.01934	127,235
01/01/2015 to 12/31/2015	$13.01934	$12.34092	117,658
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95998	$11.81048	108,557
01/01/2011 to 12/31/2011	$11.81048	$12.37513	193,768
01/01/2012 to 12/31/2012	$12.37513	$14.03150	308,569
01/01/2013 to 12/31/2013	$14.03150	$14.22509	332,684
01/01/2014 to 12/31/2014	$14.22509	$18.30603	345,928
01/01/2015 to 12/31/2015	$18.30603	$18.86651	292,234

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99859	$9.68598	49,766
01/01/2014 to 12/31/2014	$9.68598	$10.00712	186,293
01/01/2015 to 12/31/2015	$10.00712	$9.82736	142,800
AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.90428	622,920
01/01/2011 to 12/31/2011	$10.90428	$10.45421	1,158,758
01/01/2012 to 12/31/2012	$10.45421	$11.67759	2,738,574
01/01/2013 to 12/31/2013	$11.67759	$13.68593	3,479,300
01/01/2014 to 12/31/2014	$13.68593	$14.22251	3,431,562
01/01/2015 to 10/16/2015	$14.22251	$14.18163	0
AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97607	$11.03811	1,723,298
01/01/2011 to 12/31/2011	$11.03811	$10.68755	3,053,207
01/01/2012 to 12/31/2012	$10.68755	$11.62294	5,708,330
01/01/2013 to 12/31/2013	$11.62294	$13.11185	6,362,716
01/01/2014 to 12/31/2014	$13.11185	$13.29515	5,853,895
01/01/2015 to 12/31/2015	$13.29515	$13.19866	5,708,508
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99859	$10.74449	5,131,817
01/01/2013 to 12/31/2013	$10.74449	$13.14659	5,662,905
01/01/2014 to 12/31/2014	$13.14659	$13.33373	5,470,132
01/01/2015 to 10/16/2015	$13.33373	$12.77101	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99859	$10.81283	200,236
01/01/2014 to 12/31/2014	$10.81283	$10.90101	362,531
01/01/2015 to 10/16/2015	$10.90101	$10.40107	0
AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.97026	$11.56952	43,077
01/01/2011 to 12/31/2011	$11.56952	$10.80000	89,816
01/01/2012 to 12/31/2012	$10.80000	$13.46178	137,044
01/01/2013 to 12/31/2013	$13.46178	$13.80828	163,725
01/01/2014 to 12/31/2014	$13.80828	$15.46350	137,909
01/01/2015 to 12/31/2015	$15.46350	$15.18706	114,640
AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01859	$10.80359	113,919
01/01/2011 to 12/31/2011	$10.80359	$10.19990	130,234
01/01/2012 to 12/31/2012	$10.19990	$12.00797	213,607
01/01/2013 to 12/31/2013	$12.00797	$15.31427	221,268
01/01/2014 to 02/07/2014	$15.31427	$15.06495	0
AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99184	$10.78790	146,304
01/01/2011 to 12/31/2011	$10.78790	$10.01951	172,549
01/01/2012 to 12/31/2012	$10.01951	$11.78600	262,466
01/01/2013 to 12/31/2013	$11.78600	$15.47184	330,510
01/01/2014 to 12/31/2014	$15.47184	$17.20606	355,197
01/01/2015 to 12/31/2015	$17.20606	$16.13188	643,124
AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01991	$11.44014	173,273
01/01/2011 to 12/31/2011	$11.44014	$10.91114	217,472
01/01/2012 to 12/31/2012	$10.91114	$12.82923	372,174
01/01/2013 to 12/31/2013	$12.82923	$16.67092	405,466
01/01/2014 to 12/31/2014	$16.67092	$18.27663	428,377
01/01/2015 to 12/31/2015	$18.27663	$16.94451	871,730

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98833	$10.72450	1,284,434
01/01/2011 to 12/31/2011	$10.72450	$10.48895	1,944,938
01/01/2012 to 12/31/2012	$10.48895	$11.35484	3,042,159
01/01/2013 to 12/31/2013	$11.35484	$12.25810	3,307,472
01/01/2014 to 12/31/2014	$12.25810	$12.53666	3,009,249
01/01/2015 to 12/31/2015	$12.53666	$12.21154	2,590,849
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96522	$11.51535	162,968
01/01/2011 to 12/31/2011	$11.51535	$11.46720	250,592
01/01/2012 to 12/31/2012	$11.46720	$13.04056	391,887
01/01/2013 to 12/31/2013	$13.04056	$17.79423	402,804
01/01/2014 to 12/31/2014	$17.79423	$18.75080	396,308
01/01/2015 to 12/31/2015	$18.75080	$17.41934	371,860
AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98620	$10.69150	26,996
01/01/2011 to 12/31/2011	$10.69150	$10.45834	100,606
01/01/2012 to 12/31/2012	$10.45834	$11.65803	294,769
01/01/2013 to 12/31/2013	$11.65803	$15.42829	320,867
01/01/2014 to 12/31/2014	$15.42829	$15.40233	247,588
01/01/2015 to 12/31/2015	$15.40233	$14.22243	232,708
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98457	$10.78613	118,383
01/01/2011 to 12/31/2011	$10.78613	$10.93950	200,366
01/01/2012 to 12/31/2012	$10.93950	$12.24527	397,008
01/01/2013 to 12/31/2013	$12.24527	$12.90148	503,533
01/01/2014 to 12/31/2014	$12.90148	$13.00657	504,304
01/01/2015 to 12/31/2015	$13.00657	$12.32988	434,852
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92942	$11.28154	71,949
01/01/2011 to 12/31/2011	$11.28154	$9.65674	146,939
01/01/2012 to 12/31/2012	$9.65674	$11.42561	205,439
01/01/2013 to 12/31/2013	$11.42561	$13.37174	246,278
01/01/2014 to 12/31/2014	$13.37174	$12.41833	259,880
01/01/2015 to 12/31/2015	$12.41833	$12.59154	282,160
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92929	$10.81917	69,809
01/01/2011 to 12/31/2011	$10.81917	$9.30077	130,835
01/01/2012 to 12/31/2012	$9.30077	$10.66713	176,290
01/01/2013 to 12/31/2013	$10.66713	$12.52710	187,264
01/01/2014 to 12/31/2014	$12.52710	$11.48863	198,455
01/01/2015 to 12/31/2015	$11.48863	$11.38567	173,640
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00682	$10.62325	3,681
01/01/2011 to 12/31/2011	$10.62325	$11.74255	15,848,756
01/01/2012 to 12/31/2012	$11.74255	$12.62792	6,122,695
01/01/2013 to 12/31/2013	$12.62792	$12.01813	893,990
01/01/2014 to 12/31/2014	$12.01813	$12.60885	1,029,731
01/01/2015 to 12/31/2015	$12.60885	$12.53986	4,577,264
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97683	$10.89582	737,456
01/01/2011 to 12/31/2011	$10.89582	$10.64989	1,448,339
01/01/2012 to 12/31/2012	$10.64989	$11.89058	2,683,105
01/01/2013 to 12/31/2013	$11.89058	$13.59163	3,099,193
01/01/2014 to 12/31/2014	$13.59163	$14.21092	2,839,575
01/01/2015 to 12/31/2015	$14.21092	$13.82301	2,549,581

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92194	$10.58075	195,676
01/01/2011 to 12/31/2011	$10.58075	$9.44941	270,284
01/01/2012 to 12/31/2012	$9.44941	$11.32357	420,837
01/01/2013 to 12/31/2013	$11.32357	$12.84095	490,500
01/01/2014 to 12/31/2014	$12.84095	$11.81920	504,746
01/01/2015 to 12/31/2015	$11.81920	$11.29350	498,051
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.61090	810,657
01/01/2011 to 12/31/2011	$10.61090	$10.45511	1,639,387
01/01/2012 to 12/31/2012	$10.45511	$11.37878	2,953,294
01/01/2013 to 12/31/2013	$11.37878	$12.41936	3,181,967
01/01/2014 to 12/31/2014	$12.41936	$12.87340	2,921,888
01/01/2015 to 12/31/2015	$12.87340	$12.63141	2,657,243
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97144	$10.80010	42,896
01/01/2011 to 12/31/2011	$10.80010	$10.68707	137,379
01/01/2012 to 12/31/2012	$10.68707	$12.10062	242,001
01/01/2013 to 12/31/2013	$12.10062	$16.23595	223,904
01/01/2014 to 12/31/2014	$16.23595	$17.47681	291,114
01/01/2015 to 12/31/2015	$17.47681	$19.00666	295,750
AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99058	$10.64194	39,346
01/01/2011 to 12/31/2011	$10.64194	$10.02358	74,837
01/01/2012 to 12/31/2012	$10.02358	$11.51676	97,022
01/01/2013 to 12/31/2013	$11.51676	$15.83369	159,893
01/01/2014 to 12/31/2014	$15.83369	$17.70414	254,525
01/01/2015 to 12/31/2015	$17.70414	$16.03948	213,579
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	$9.99859	$9.94129	0
01/01/2015 to 12/31/2015	$9.94129	$9.68401	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99269	$11.33042	230,357
01/01/2011 to 12/31/2011	$11.33042	$11.03643	322,925
01/01/2012 to 12/31/2012	$11.03643	$12.17932	605,908
01/01/2013 to 12/31/2013	$12.17932	$16.35559	605,307
01/01/2014 to 12/31/2014	$16.35559	$17.78012	744,532
01/01/2015 to 12/31/2015	$17.78012	$19.23816	578,457
AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98877	$10.84532	76,300
01/01/2011 to 12/31/2011	$10.84532	$11.74557	429,366
01/01/2012 to 12/31/2012	$11.74557	$12.23028	1,014,255
01/01/2013 to 12/31/2013	$12.23028	$11.78185	757,740
01/01/2014 to 12/31/2014	$11.78185	$12.32153	775,527
01/01/2015 to 12/31/2015	$12.32153	$12.04141	796,084
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98772	$10.91885	109,112
01/01/2011 to 12/31/2011	$10.91885	$10.39724	169,121
01/01/2012 to 12/31/2012	$10.39724	$12.57884	264,336
01/01/2013 to 12/31/2013	$12.57884	$15.78207	285,396
01/01/2014 to 12/31/2014	$15.78207	$16.07701	289,031
01/01/2015 to 12/31/2015	$16.07701	$15.57213	300,958
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.89440	60,806
01/01/2011 to 12/31/2011	$10.89440	$10.64578	94,667
01/01/2012 to 12/31/2012	$10.64578	$12.25234	162,458
01/01/2013 to 12/31/2013	$12.25234	$16.46513	177,604
01/01/2014 to 12/31/2014	$16.46513	$17.59506	154,266
01/01/2015 to 12/31/2015	$17.59506	$18.54623	146,583

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99859	$10.19489	3,514
01/01/2013 to 12/31/2013	$10.19489	$13.47958	26,310
01/01/2014 to 12/31/2014	$13.47958	$14.60434	24,990
01/01/2015 to 12/31/2015	$14.60434	$14.25237	51,718
AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98885	$11.52646	90,429
01/01/2011 to 12/31/2011	$11.52646	$10.93968	104,000
01/01/2012 to 12/31/2012	$10.93968	$12.73323	155,834
01/01/2013 to 12/31/2013	$12.73323	$16.57418	151,603
01/01/2014 to 12/31/2014	$16.57418	$18.73137	124,047
01/01/2015 to 12/31/2015	$18.73137	$17.19612	103,329
AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99860	$9.86455	273,624
01/01/2011 to 12/31/2011	$9.86455	$9.69934	623,247
01/01/2012 to 12/31/2012	$9.69934	$9.53456	447,194
01/01/2013 to 12/31/2013	$9.53456	$9.37256	391,063
01/01/2014 to 12/31/2014	$9.37256	$9.21312	404,682
01/01/2015 to 12/31/2015	$9.21312	$9.05630	389,331
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99114	$11.25860	109,466
01/01/2011 to 12/31/2011	$11.25860	$10.79250	175,157
01/01/2012 to 12/31/2012	$10.79250	$12.42576	307,952
01/01/2013 to 12/31/2013	$12.42576	$17.34560	357,009
01/01/2014 to 12/31/2014	$17.34560	$19.48059	452,206
01/01/2015 to 12/31/2015	$19.48059	$18.06995	349,941
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02850	$10.06988	9,561
01/01/2012 to 12/31/2012	$10.06988	$10.38070	93,513
01/01/2013 to 12/31/2013	$10.38070	$9.91515	215,443
01/01/2014 to 12/31/2014	$9.91515	$10.24859	135,400
01/01/2015 to 10/16/2015	$10.24859	$10.21698	0
AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95889	$11.94964	170,123
01/01/2011 to 12/31/2011	$11.94964	$11.94490	273,121
01/01/2012 to 12/31/2012	$11.94490	$13.19559	476,410
01/01/2013 to 12/31/2013	$13.19559	$17.20139	472,075
01/01/2014 to 12/31/2014	$17.20139	$18.25146	456,658
01/01/2015 to 10/16/2015	$18.25146	$18.70836	0
AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97302	$11.45213	78,400
01/01/2011 to 04/29/2011	$11.45213	$12.84323	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99859	$10.32013	586,313
01/01/2013 to 12/31/2013	$10.32013	$12.06359	731,605
01/01/2014 to 12/31/2014	$12.06359	$12.46788	732,638
01/01/2015 to 12/31/2015	$12.46788	$12.10372	662,322
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93907	$11.70034	288,382
01/01/2011 to 12/31/2011	$11.70034	$9.17013	402,766
01/01/2012 to 12/31/2012	$9.17013	$10.63028	643,783
01/01/2013 to 12/31/2013	$10.63028	$10.47283	729,453
01/01/2014 to 12/31/2014	$10.47283	$9.81275	721,985
01/01/2015 to 12/31/2015	$9.81275	$8.03245	666,199

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98956	$10.61981	3,242,388
01/01/2011 to 12/31/2011	$10.61981	$10.54353	4,685,807
01/01/2012 to 12/31/2012	$10.54353	$11.43927	8,150,950
01/01/2013 to 12/31/2013	$11.43927	$12.28073	7,784,675
01/01/2014 to 12/31/2014	$12.28073	$12.76916	7,360,506
01/01/2015 to 12/31/2015	$12.76916	$12.57011	6,677,572
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01851	$10.06978	11,360
01/01/2012 to 12/31/2012	$10.06978	$10.60206	88,276
01/01/2013 to 12/31/2013	$10.60206	$10.18071	112,368
01/01/2014 to 12/31/2014	$10.18071	$10.61419	161,880
01/01/2015 to 12/31/2015	$10.61419	$10.40575	171,925
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96359	$11.53321	1,767,149
01/01/2011 to 12/31/2011	$11.53321	$10.63290	3,215,517
01/01/2012 to 12/31/2012	$10.63290	$11.80236	6,241,518
01/01/2013 to 12/31/2013	$11.80236	$13.57707	6,824,464
01/01/2014 to 12/31/2014	$13.57707	$14.57389	7,295,366
01/01/2015 to 12/31/2015	$14.57389	$14.23837	11,217,661
AST QMA Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99859	$9.59822	0
01/01/2014 to 12/31/2014	$9.59822	$9.20248	0
01/01/2015 to 12/31/2015	$9.20248	$7.52225	1,099
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99859	$11.67279	0
01/01/2014 to 12/31/2014	$11.67279	$13.22324	0
01/01/2015 to 12/31/2015	$13.22324	$13.19905	0
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.91439	8,682
01/01/2011 to 12/31/2011	$10.91439	$11.10006	48,028
01/01/2012 to 12/31/2012	$11.10006	$12.96275	202,404
01/01/2013 to 12/31/2013	$12.96275	$16.87460	221,960
01/01/2014 to 12/31/2014	$16.87460	$19.44302	385,403
01/01/2015 to 12/31/2015	$19.44302	$19.70100	339,850
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99859	$8.89689	0
01/01/2012 to 12/31/2012	$8.89689	$9.89612	0
01/01/2013 to 12/31/2013	$9.89612	$11.90675	16,132
01/01/2014 to 12/31/2014	$11.90675	$12.46527	2,034
01/01/2015 to 12/31/2015	$12.46527	$12.27176	2,016
AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98765	$10.80894	1,475,848
01/01/2011 to 12/31/2011	$10.80894	$10.43243	2,483,599
01/01/2012 to 12/31/2012	$10.43243	$11.30927	5,233,655
01/01/2013 to 12/31/2013	$11.30927	$12.49992	5,915,648
01/01/2014 to 12/31/2014	$12.49992	$12.91884	5,617,005
01/01/2015 to 12/31/2015	$12.91884	$12.67819	5,360,474
AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97784	$10.99668	1,174,122
01/01/2011 to 12/31/2011	$10.99668	$10.55184	1,947,147
01/01/2012 to 12/31/2012	$10.55184	$12.02166	3,815,640
01/01/2013 to 12/31/2013	$12.02166	$13.95148	4,498,529
01/01/2014 to 12/31/2014	$13.95148	$14.45935	4,246,278
01/01/2015 to 12/31/2015	$14.45935	$14.13641	7,375,532

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98247	$10.78795	1,634,717
01/01/2011 to 12/31/2011	$10.78795	$10.24638	3,042,140
01/01/2012 to 12/31/2012	$10.24638	$11.19370	4,556,487
01/01/2013 to 12/31/2013	$11.19370	$12.58795	5,022,430
01/01/2014 to 12/31/2014	$12.58795	$12.74965	4,452,341
01/01/2015 to 10/16/2015	$12.74965	$12.39598	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97192	$12.18384	68,658
01/01/2011 to 12/31/2011	$12.18384	$10.40658	200,611
01/01/2012 to 12/31/2012	$10.40658	$12.28287	345,173
01/01/2013 to 12/31/2013	$12.28287	$17.00181	352,909
01/01/2014 to 12/31/2014	$17.00181	$17.53857	365,854
01/01/2015 to 12/31/2015	$17.53857	$17.47055	305,428
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96097	$12.64476	51,212
01/01/2011 to 12/31/2011	$12.64476	$12.30830	117,969
01/01/2012 to 12/31/2012	$12.30830	$13.57203	225,275
01/01/2013 to 12/31/2013	$13.57203	$18.03404	249,619
01/01/2014 to 12/31/2014	$18.03404	$18.40461	222,602
01/01/2015 to 12/31/2015	$18.40461	$18.23393	238,631
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96440	$11.49200	44,213
01/01/2011 to 12/31/2011	$11.49200	$10.62167	63,209
01/01/2012 to 12/31/2012	$10.62167	$12.33695	107,553
01/01/2013 to 12/31/2013	$12.33695	$16.66308	104,066
01/01/2014 to 12/31/2014	$16.66308	$17.24268	103,322
01/01/2015 to 12/31/2015	$17.24268	$16.21902	85,907
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99229	$10.71605	2,863,672
01/01/2011 to 12/31/2011	$10.71605	$10.74314	5,207,868
01/01/2012 to 12/31/2012	$10.74314	$11.98557	11,334,791
01/01/2013 to 12/31/2013	$11.98557	$13.76509	12,437,947
01/01/2014 to 12/31/2014	$13.76509	$14.32668	11,920,680
01/01/2015 to 12/31/2015	$14.32668	$14.08904	14,657,282
AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98593	$10.56101	108,763
01/01/2011 to 12/31/2011	$10.56101	$10.21155	129,064
01/01/2012 to 12/31/2012	$10.21155	$11.76932	395,355
01/01/2013 to 12/31/2013	$11.76932	$15.00379	422,871
01/01/2014 to 12/31/2014	$15.00379	$15.85013	392,319
01/01/2015 to 10/16/2015	$15.85013	$14.68901	0
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	$9.99859	$10.50745	0
01/01/2015 to 12/31/2015	$10.50745	$10.48375	6,433
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97117	$11.16117	215,479
01/01/2011 to 12/31/2011	$11.16117	$10.78581	352,937
01/01/2012 to 12/31/2012	$10.78581	$12.46639	709,302
01/01/2013 to 12/31/2013	$12.46639	$17.64982	724,960
01/01/2014 to 12/31/2014	$17.64982	$18.79769	756,452
01/01/2015 to 12/31/2015	$18.79769	$20.24900	750,303
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85984	$11.50158	240,457
01/01/2011 to 12/31/2011	$11.50158	$9.61963	356,895
01/01/2012 to 12/31/2012	$9.61963	$9.79779	584,029
01/01/2013 to 12/31/2013	$9.79779	$11.11270	574,041
01/01/2014 to 12/31/2014	$11.11270	$10.01041	653,435
01/01/2015 to 12/31/2015	$10.01041	$7.94568	556,141

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98028	$10.33385	143,314
01/01/2011 to 12/31/2011	$10.33385	$10.57749	215,632
01/01/2012 to 12/31/2012	$10.57749	$10.94077	334,073
01/01/2013 to 12/31/2013	$10.94077	$10.35114	353,773
01/01/2014 to 12/31/2014	$10.35114	$10.23181	317,556
01/01/2015 to 12/31/2015	$10.23181	$9.59352	275,463
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99859	$8.83435	317,149
01/01/2012 to 12/31/2012	$8.83435	$9.63986	1,128,299
01/01/2013 to 12/31/2013	$9.63986	$11.41894	1,513,199
01/01/2014 to 12/31/2014	$11.41894	$11.84282	2,692,810
01/01/2015 to 12/31/2015	$11.84282	$11.56788	2,525,006
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.42309	325,487
01/01/2011 to 12/31/2011	$10.42309	$10.86347	572,681
01/01/2012 to 12/31/2012	$10.86347	$11.51711	894,105
01/01/2013 to 12/31/2013	$11.51711	$11.15231	1,063,222
01/01/2014 to 12/31/2014	$11.15231	$11.75168	1,214,910
01/01/2015 to 12/31/2015	$11.75168	$11.69480	1,339,106
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99859	$10.38369	0
01/01/2013 to 12/31/2013	$10.38369	$9.37686	0
01/01/2014 to 12/31/2014	$9.37686	$9.34226	373
01/01/2015 to 12/31/2015	$9.34226	$8.90025	176
Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97112	$10.66370	2,123,199
01/01/2011 to 12/31/2011	$10.66370	$10.30757	3,032,527
01/01/2012 to 09/21/2012	$10.30757	$11.54366	0

*	Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES

Pruco Life Insurance Company of New Jersey

Prospectus

ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.70%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96704	$10.72802	13,679
01/01/2011 to 12/31/2011	$10.72802	$10.16130	34,716
01/01/2012 to 12/31/2012	$10.16130	$11.12891	25,480
01/01/2013 to 12/31/2013	$11.12891	$11.90837	5,553
01/01/2014 to 12/31/2014	$11.90837	$12.02921	8,854
01/01/2015 to 12/31/2015	$12.02921	$11.32759	4,013
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97773	$10.83318	8,856
01/01/2011 to 12/31/2011	$10.83318	$10.55300	11,054
01/01/2012 to 12/31/2012	$10.55300	$11.66908	7,378
01/01/2013 to 12/31/2013	$11.66908	$13.23395	3,459
01/01/2014 to 12/31/2014	$13.23395	$13.66311	3,376
01/01/2015 to 12/31/2015	$13.66311	$13.40099	2,468
AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00626	$10.72883	1,528
01/01/2011 to 12/31/2011	$10.72883	$10.81250	623
01/01/2012 to 05/04/2012	$10.81250	$11.70512	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98800	$10.68666	279,181
01/01/2011 to 12/31/2011	$10.68666	$10.27226	187,710
01/01/2012 to 12/31/2012	$10.27226	$11.24135	169,127
01/01/2013 to 12/31/2013	$11.24135	$12.86823	88,787
01/01/2014 to 12/31/2014	$12.86823	$13.33735	95,841
01/01/2015 to 12/31/2015	$13.33735	$13.03902	49,460
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99775	$9.10110	0
01/01/2012 to 12/31/2012	$9.10110	$9.90840	0
01/01/2013 to 12/31/2013	$9.90840	$10.68726	0
01/01/2014 to 12/31/2014	$10.68726	$10.90769	0
01/01/2015 to 12/31/2015	$10.90769	$10.29469	0
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99775	$10.42366	0
01/01/2014 to 12/31/2014	$10.42366	$10.50520	0
01/01/2015 to 12/31/2015	$10.50520	$10.24948	0
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/15/2010 to 12/31/2010	$10.00718	$10.01971	0
01/01/2011 to 12/31/2011	$10.01971	$9.96892	0
01/01/2012 to 12/31/2012	$9.96892	$10.15469	0
01/01/2013 to 12/31/2013	$10.15469	$9.66568	0
01/01/2014 to 12/31/2014	$9.66568	$9.39565	0
01/01/2015 to 12/31/2015	$9.39565	$9.18614	0
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/15/2010 to 12/31/2010	$10.00610	$10.29072	34,085
01/01/2011 to 12/31/2011	$10.29072	$10.33172	14,526
01/01/2012 to 12/31/2012	$10.33172	$10.98946	11,465
01/01/2013 to 12/31/2013	$10.98946	$10.49630	5,998
01/01/2014 to 12/31/2014	$10.49630	$10.64502	7,273
01/01/2015 to 12/31/2015	$10.64502	$10.13924	2,064
AST Bond Portfolio 2017
03/15/2010 to 12/31/2010	$9.99775	$10.52124	2,629
01/01/2011 to 12/31/2011	$10.52124	$11.40570	254,226
01/01/2012 to 12/31/2012	$11.40570	$11.66528	294,946
01/01/2013 to 12/31/2013	$11.66528	$11.11669	116,377
01/01/2014 to 12/31/2014	$11.11669	$10.97106	88,755
01/01/2015 to 12/31/2015	$10.97106	$10.69260	93,732
AST Bond Portfolio 2018
03/15/2010 to 12/31/2010	$10.00645	$10.56381	0
01/01/2011 to 12/31/2011	$10.56381	$11.67506	328,340
01/01/2012 to 12/31/2012	$11.67506	$12.00863	360,043
01/01/2013 to 12/31/2013	$12.00863	$11.31717	415,167
01/01/2014 to 12/31/2014	$11.31717	$11.30480	348,192
01/01/2015 to 12/31/2015	$11.30480	$11.08871	339,104
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99775	$10.56667	0
01/01/2011 to 12/31/2011	$10.56667	$11.92426	0
01/01/2012 to 12/31/2012	$11.92426	$12.28151	29,098
01/01/2013 to 12/31/2013	$12.28151	$11.37247	20,475
01/01/2014 to 12/31/2014	$11.37247	$11.53734	19,757
01/01/2015 to 12/31/2015	$11.53734	$11.34608	23,091
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00857	$10.59733	0
01/01/2011 to 12/31/2011	$10.59733	$12.23769	0
01/01/2012 to 12/31/2012	$12.23769	$12.65914	0
01/01/2013 to 12/31/2013	$12.65914	$11.51481	4,676
01/01/2014 to 12/31/2014	$11.51481	$11.89403	19,462
01/01/2015 to 12/31/2015	$11.89403	$11.74954	633

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00751	$10.69820	0
01/01/2011 to 12/31/2011	$10.69820	$12.52320	114,300
01/01/2012 to 12/31/2012	$12.52320	$13.01240	113,654
01/01/2013 to 12/31/2013	$13.01240	$11.77459	96,060
01/01/2014 to 12/31/2014	$11.77459	$12.33666	199,005
01/01/2015 to 12/31/2015	$12.33666	$12.21762	305,113
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99775	$11.91076	53,967
01/01/2012 to 12/31/2012	$11.91076	$12.26620	103,163
01/01/2013 to 12/31/2013	$12.26620	$10.77189	86,349
01/01/2014 to 12/31/2014	$10.77189	$11.56789	41,737
01/01/2015 to 12/31/2015	$11.56789	$11.49155	41,750
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99701	$10.30344	0
01/01/2013 to 12/31/2013	$10.30344	$9.00269	111,774
01/01/2014 to 12/31/2014	$9.00269	$9.86507	61,524
01/01/2015 to 12/31/2015	$9.86507	$9.85866	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99850	$8.66918	0
01/01/2014 to 12/31/2014	$8.66918	$9.66595	0
01/01/2015 to 12/31/2015	$9.66595	$9.67214	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99850	$11.19944	1,612
01/01/2015 to 12/31/2015	$11.19944	$11.11490	74,428
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99850	$9.84675	7,723
AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97092	$10.49745	0
01/01/2011 to 12/31/2011	$10.49745	$9.61464	0
01/01/2012 to 12/31/2012	$9.61464	$10.59248	0
01/01/2013 to 12/31/2013	$10.59248	$13.54604	0
01/01/2014 to 12/31/2014	$13.54604	$14.53337	0
01/01/2015 to 12/31/2015	$14.53337	$13.46710	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97692	$10.76684	194,108
01/01/2011 to 12/31/2011	$10.76684	$10.22230	159,504
01/01/2012 to 12/31/2012	$10.22230	$11.31077	123,702
01/01/2013 to 12/31/2013	$11.31077	$13.50152	186,857
01/01/2014 to 12/31/2014	$13.50152	$14.05587	140,795
01/01/2015 to 12/31/2015	$14.05587	$13.74926	87,658
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99775	$11.55659	311
01/01/2014 to 12/31/2014	$11.55659	$12.77488	1,310
01/01/2015 to 12/31/2015	$12.77488	$11.98596	664
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95914	$11.71378	835
01/01/2011 to 12/31/2011	$11.71378	$12.14917	422
01/01/2012 to 12/31/2012	$12.14917	$13.63494	381
01/01/2013 to 12/31/2013	$13.63494	$13.68240	271
01/01/2014 to 12/31/2014	$13.68240	$17.42880	425
01/01/2015 to 12/31/2015	$17.42880	$17.77975	241
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99775	$9.61865	0
01/01/2014 to 12/31/2014	$9.61865	$9.83655	0
01/01/2015 to 12/31/2015	$9.83655	$9.56169	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99775	$10.81480	2,131
01/01/2011 to 12/31/2011	$10.81480	$10.26312	1,660
01/01/2012 to 12/31/2012	$10.26312	$11.34720	3,217
01/01/2013 to 12/31/2013	$11.34720	$13.16349	67,035
01/01/2014 to 12/31/2014	$13.16349	$13.54056	52,108
01/01/2015 to 10/16/2015	$13.54056	$13.39273	0
AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97523	$10.94766	27,052
01/01/2011 to 12/31/2011	$10.94766	$10.49225	12,468
01/01/2012 to 12/31/2012	$10.49225	$11.29416	10,157
01/01/2013 to 12/31/2013	$11.29416	$12.61143	13,170
01/01/2014 to 12/31/2014	$12.61143	$12.65766	9,967
01/01/2015 to 12/31/2015	$12.65766	$12.43791	6,327
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99776	$10.67031	17,912
01/01/2013 to 12/31/2013	$10.67031	$12.92304	8,213
01/01/2014 to 12/31/2014	$12.92304	$12.97365	13,638
01/01/2015 to 10/16/2015	$12.97365	$12.32585	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99775	$10.73768	0
01/01/2014 to 12/31/2014	$10.73768	$10.71520	0
01/01/2015 to 10/16/2015	$10.71520	$10.14129	0
AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.96942	$11.47469	314
01/01/2011 to 12/31/2011	$11.47469	$10.60270	157
01/01/2012 to 12/31/2012	$10.60270	$13.08119	129
01/01/2013 to 12/31/2013	$13.08119	$13.28131	75
01/01/2014 to 12/31/2014	$13.28131	$14.72209	52
01/01/2015 to 12/31/2015	$14.72209	$14.31166	20
AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01775	$10.71494	2,091
01/01/2011 to 12/31/2011	$10.71494	$10.01355	855
01/01/2012 to 12/31/2012	$10.01355	$11.66838	1,559
01/01/2013 to 12/31/2013	$11.66838	$14.72985	739
01/01/2014 to 02/07/2014	$14.72985	$14.47458	0
AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99100	$10.69949	0
01/01/2011 to 12/31/2011	$10.69949	$9.83638	0
01/01/2012 to 12/31/2012	$9.83638	$11.45267	0
01/01/2013 to 12/31/2013	$11.45267	$14.88140	0
01/01/2014 to 12/31/2014	$14.88140	$16.38114	0
01/01/2015 to 12/31/2015	$16.38114	$15.20214	1,260
AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01907	$11.34646	0
01/01/2011 to 12/31/2011	$11.34646	$10.71178	0
01/01/2012 to 12/31/2012	$10.71178	$12.46639	0
01/01/2013 to 12/31/2013	$12.46639	$16.03477	0
01/01/2014 to 12/31/2014	$16.03477	$17.40029	250
01/01/2015 to 12/31/2015	$17.40029	$15.96783	298
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98749	$10.63651	249
01/01/2011 to 12/31/2011	$10.63651	$10.29738	4,117
01/01/2012 to 12/31/2012	$10.29738	$11.03380	2,400
01/01/2013 to 12/31/2013	$11.03380	$11.79030	911
01/01/2014 to 12/31/2014	$11.79030	$11.93560	1,090
01/01/2015 to 12/31/2015	$11.93560	$11.50768	596

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96438	$11.42102	11,613
01/01/2011 to 12/31/2011	$11.42102	$11.25787	4,469
01/01/2012 to 12/31/2012	$11.25787	$12.67206	2,757
01/01/2013 to 12/31/2013	$12.67206	$17.11573	1,052
01/01/2014 to 12/31/2014	$17.11573	$17.85232	1,653
01/01/2015 to 12/31/2015	$17.85232	$16.41583	75
AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98536	$10.60379	0
01/01/2011 to 12/31/2011	$10.60379	$10.26707	0
01/01/2012 to 12/31/2012	$10.26707	$11.32811	998
01/01/2013 to 12/31/2013	$11.32811	$14.83939	718
01/01/2014 to 12/31/2014	$14.83939	$14.66362	1,543
01/01/2015 to 12/31/2015	$14.66362	$13.40246	795
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98373	$10.69768	13,625
01/01/2011 to 12/31/2011	$10.69768	$10.73964	9,486
01/01/2012 to 12/31/2012	$10.73964	$11.89904	3,684
01/01/2013 to 12/31/2013	$11.89904	$12.40911	1,219
01/01/2014 to 12/31/2014	$12.40911	$12.38295	1,012
01/01/2015 to 12/31/2015	$12.38295	$11.61910	426
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92858	$11.18912	216
01/01/2011 to 12/31/2011	$11.18912	$9.48026	0
01/01/2012 to 12/31/2012	$9.48026	$11.10255	0
01/01/2013 to 12/31/2013	$11.10255	$12.86148	0
01/01/2014 to 12/31/2014	$12.86148	$11.82273	0
01/01/2015 to 12/31/2015	$11.82273	$11.86570	0
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92845	$10.73053	1,282
01/01/2011 to 12/31/2011	$10.73053	$9.13080	545
01/01/2012 to 12/31/2012	$9.13080	$10.36547	363
01/01/2013 to 12/31/2013	$10.36547	$12.04897	180
01/01/2014 to 12/31/2014	$12.04897	$10.93767	169
01/01/2015 to 12/31/2015	$10.93767	$10.72928	115
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97599	$10.80651	28,035
01/01/2011 to 12/31/2011	$10.80651	$10.45528	11,482
01/01/2012 to 12/31/2012	$10.45528	$11.55436	8,613
01/01/2013 to 12/31/2013	$11.55436	$13.07295	8,707
01/01/2014 to 12/31/2014	$13.07295	$13.52958	7,807
01/01/2015 to 12/31/2015	$13.52958	$13.02640	3,096
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92110	$10.49411	1,080
01/01/2011 to 12/31/2011	$10.49411	$9.27676	503
01/01/2012 to 12/31/2012	$9.27676	$11.00339	389
01/01/2013 to 12/31/2013	$11.00339	$12.35100	266
01/01/2014 to 12/31/2014	$12.35100	$11.25254	244
01/01/2015 to 12/31/2015	$11.25254	$10.64265	53
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99775	$10.52387	10,107
01/01/2011 to 12/31/2011	$10.52387	$10.26420	8,129
01/01/2012 to 12/31/2012	$10.26420	$11.05718	5,983
01/01/2013 to 12/31/2013	$11.05718	$11.94565	3,063
01/01/2014 to 12/31/2014	$11.94565	$12.25655	2,874
01/01/2015 to 12/31/2015	$12.25655	$11.90380	1,794

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97060	$10.71155	466
01/01/2011 to 12/31/2011	$10.71155	$10.49190	159
01/01/2012 to 12/31/2012	$10.49190	$11.75857	87
01/01/2013 to 12/31/2013	$11.75857	$15.61666	36
01/01/2014 to 12/31/2014	$15.61666	$16.63931	34
01/01/2015 to 12/31/2015	$16.63931	$17.91179	26
AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98974	$10.55472	0
01/01/2011 to 12/31/2011	$10.55472	$9.84054	0
01/01/2012 to 12/31/2012	$9.84054	$11.19120	0
01/01/2013 to 12/31/2013	$11.19120	$15.22967	0
01/01/2014 to 12/31/2014	$15.22967	$16.85551	0
01/01/2015 to 12/31/2015	$16.85551	$15.11514	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99185	$11.23754	0
01/01/2011 to 12/31/2011	$11.23754	$10.83471	0
01/01/2012 to 12/31/2012	$10.83471	$11.83484	0
01/01/2013 to 12/31/2013	$11.83484	$15.73142	0
01/01/2014 to 12/31/2014	$15.73142	$16.92770	262
01/01/2015 to 12/31/2015	$16.92770	$18.12955	94
AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98793	$10.75645	0
01/01/2011 to 12/31/2011	$10.75645	$11.53116	0
01/01/2012 to 12/31/2012	$11.53116	$11.88456	0
01/01/2013 to 12/31/2013	$11.88456	$11.33245	0
01/01/2014 to 12/31/2014	$11.33245	$11.73096	0
01/01/2015 to 12/31/2015	$11.73096	$11.34755	0
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98688	$10.82935	0
01/01/2011 to 12/31/2011	$10.82935	$10.20729	0
01/01/2012 to 12/31/2012	$10.20729	$12.22327	0
01/01/2013 to 12/31/2013	$12.22327	$15.18002	0
01/01/2014 to 12/31/2014	$15.18002	$15.30634	281
01/01/2015 to 12/31/2015	$15.30634	$14.67487	262
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99775	$10.80508	0
01/01/2011 to 12/31/2011	$10.80508	$10.45133	0
01/01/2012 to 12/31/2012	$10.45133	$11.90597	949
01/01/2013 to 12/31/2013	$11.90597	$15.83692	365
01/01/2014 to 12/31/2014	$15.83692	$16.75152	259
01/01/2015 to 12/31/2015	$16.75152	$17.47755	230
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99776	$10.15622	0
01/01/2013 to 12/31/2013	$10.15622	$13.29201	0
01/01/2014 to 12/31/2014	$13.29201	$14.25459	0
01/01/2015 to 12/31/2015	$14.25459	$13.76939	0
AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98801	$11.43201	896
01/01/2011 to 12/31/2011	$11.43201	$10.73996	319
01/01/2012 to 12/31/2012	$10.73996	$12.37341	166
01/01/2013 to 12/31/2013	$12.37341	$15.94209	70
01/01/2014 to 12/31/2014	$15.94209	$17.83365	64
01/01/2015 to 12/31/2015	$17.83365	$16.20531	58

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99776	$9.78359	0
01/01/2011 to 12/31/2011	$9.78359	$9.52209	6,523
01/01/2012 to 12/31/2012	$9.52209	$9.26522	0
01/01/2013 to 12/31/2013	$9.26522	$9.01512	0
01/01/2014 to 12/31/2014	$9.01512	$8.77178	0
01/01/2015 to 12/31/2015	$8.77178	$8.53500	0
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99030	$11.16638	11,233
01/01/2011 to 12/31/2011	$11.16638	$10.59540	4,308
01/01/2012 to 12/31/2012	$10.59540	$12.07466	2,440
01/01/2013 to 12/31/2013	$12.07466	$16.68426	865
01/01/2014 to 12/31/2014	$16.68426	$18.54723	1,437
01/01/2015 to 12/31/2015	$18.54723	$17.02906	421
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02766	$10.05209	0
01/01/2012 to 12/31/2012	$10.05209	$10.25677	0
01/01/2013 to 12/31/2013	$10.25677	$9.69703	0
01/01/2014 to 12/31/2014	$9.69703	$9.92126	0
01/01/2015 to 10/16/2015	$9.92126	$9.81091	0
AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95805	$11.85179	855
01/01/2011 to 12/31/2011	$11.85179	$11.72679	284
01/01/2012 to 12/31/2012	$11.72679	$12.82251	159
01/01/2013 to 12/31/2013	$12.82251	$16.54506	68
01/01/2014 to 12/31/2014	$16.54506	$17.37638	66
01/01/2015 to 10/16/2015	$17.37638	$17.66770	0
AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97218	$11.35834	0
01/01/2011 to 04/29/2011	$11.35834	$12.69571	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99776	$10.24890	537
01/01/2013 to 12/31/2013	$10.24890	$11.85845	323
01/01/2014 to 12/31/2014	$11.85845	$12.13121	279
01/01/2015 to 12/31/2015	$12.13121	$11.65711	81
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93823	$11.60441	13,606
01/01/2011 to 12/31/2011	$11.60441	$9.00244	6,037
01/01/2012 to 12/31/2012	$9.00244	$10.32934	1,429
01/01/2013 to 12/31/2013	$10.32934	$10.07284	1,027
01/01/2014 to 12/31/2014	$10.07284	$9.34178	1,860
01/01/2015 to 12/31/2015	$9.34178	$7.56897	926
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98872	$10.53285	24,918
01/01/2011 to 12/31/2011	$10.53285	$10.35103	33,863
01/01/2012 to 12/31/2012	$10.35103	$11.11596	27,178
01/01/2013 to 12/31/2013	$11.11596	$11.81223	13,265
01/01/2014 to 12/31/2014	$11.81223	$12.15718	13,104
01/01/2015 to 12/31/2015	$12.15718	$11.84594	6,407
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01767	$10.05196	0
01/01/2012 to 12/31/2012	$10.05196	$10.47550	0
01/01/2013 to 12/31/2013	$10.47550	$9.95682	0
01/01/2014 to 12/31/2014	$9.95682	$10.27510	2,700
01/01/2015 to 12/31/2015	$10.27510	$9.97082	1,228

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96274	$11.43865	4,114
01/01/2011 to 12/31/2011	$11.43865	$10.43861	5,489
01/01/2012 to 12/31/2012	$10.43861	$11.46855	5,542
01/01/2013 to 12/31/2013	$11.46855	$13.05885	1,027
01/01/2014 to 12/31/2014	$13.05885	$13.87493	1,848
01/01/2015 to 12/31/2015	$13.87493	$13.41753	8,487
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99775	$10.82499	0
01/01/2011 to 12/31/2011	$10.82499	$10.89734	0
01/01/2012 to 12/31/2012	$10.89734	$12.59643	0
01/01/2013 to 12/31/2013	$12.59643	$16.23101	0
01/01/2014 to 12/31/2014	$16.23101	$18.51134	0
01/01/2015 to 12/31/2015	$18.51134	$18.56612	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99775	$8.83594	0
01/01/2012 to 12/31/2012	$8.83594	$9.72824	0
01/01/2013 to 12/31/2013	$9.72824	$11.58574	0
01/01/2014 to 12/31/2014	$11.58574	$12.00578	0
01/01/2015 to 12/31/2015	$12.00578	$11.69925	0
AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98681	$10.72024	22,653
01/01/2011 to 12/31/2011	$10.72024	$10.24187	11,198
01/01/2012 to 12/31/2012	$10.24187	$10.98948	14,026
01/01/2013 to 12/31/2013	$10.98948	$12.02286	3,493
01/01/2014 to 12/31/2014	$12.02286	$12.29951	3,930
01/01/2015 to 12/31/2015	$12.29951	$11.94756	2,556
AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97700	$10.90649	1,937
01/01/2011 to 12/31/2011	$10.90649	$10.35901	1,307
01/01/2012 to 12/31/2012	$10.35901	$11.68163	2,083
01/01/2013 to 12/31/2013	$11.68163	$13.41903	2,674
01/01/2014 to 12/31/2014	$13.41903	$13.76603	1,789
01/01/2015 to 12/31/2015	$13.76603	$13.32164	1,379
AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98163	$10.69944	4,908
01/01/2011 to 12/31/2011	$10.69944	$10.05905	14,923
01/01/2012 to 12/31/2012	$10.05905	$10.87696	9,428
01/01/2013 to 12/31/2013	$10.87696	$12.10742	1,402
01/01/2014 to 12/31/2014	$12.10742	$12.13822	1,604
01/01/2015 to 10/16/2015	$12.13822	$11.70623	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97108	$12.08395	1,284
01/01/2011 to 12/31/2011	$12.08395	$10.21630	491
01/01/2012 to 12/31/2012	$10.21630	$11.93538	263
01/01/2013 to 12/31/2013	$11.93538	$16.35278	106
01/01/2014 to 12/31/2014	$16.35278	$16.69730	103
01/01/2015 to 12/31/2015	$16.69730	$16.46333	86
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96013	$12.54113	789
01/01/2011 to 12/31/2011	$12.54113	$12.08356	244
01/01/2012 to 12/31/2012	$12.08356	$13.18823	109
01/01/2013 to 12/31/2013	$13.18823	$17.34591	63
01/01/2014 to 12/31/2014	$17.34591	$17.52204	401
01/01/2015 to 12/31/2015	$17.52204	$17.18290	696

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96356	$11.39766	0
01/01/2011 to 12/31/2011	$11.39766	$10.42757	0
01/01/2012 to 12/31/2012	$10.42757	$11.98804	0
01/01/2013 to 12/31/2013	$11.98804	$16.02732	0
01/01/2014 to 12/31/2014	$16.02732	$16.41607	0
01/01/2015 to 12/31/2015	$16.41607	$15.28434	375
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99145	$10.62833	40,395
01/01/2011 to 12/31/2011	$10.62833	$10.54700	68,629
01/01/2012 to 12/31/2012	$10.54700	$11.64682	51,417
01/01/2013 to 12/31/2013	$11.64682	$13.24003	32,848
01/01/2014 to 12/31/2014	$13.24003	$13.64001	51,848
01/01/2015 to 12/31/2015	$13.64001	$13.27734	35,391
AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98509	$10.47453	357
01/01/2011 to 12/31/2011	$10.47453	$10.02508	170
01/01/2012 to 12/31/2012	$10.02508	$11.43666	143
01/01/2013 to 12/31/2013	$11.43666	$14.43135	653
01/01/2014 to 12/31/2014	$14.43135	$15.09027	2,656
01/01/2015 to 10/16/2015	$15.09027	$13.87197	0
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97033	$11.06962	0
01/01/2011 to 12/31/2011	$11.06962	$10.58857	0
01/01/2012 to 12/31/2012	$10.58857	$12.11375	0
01/01/2013 to 12/31/2013	$12.11375	$16.97611	0
01/01/2014 to 12/31/2014	$16.97611	$17.89630	0
01/01/2015 to 12/31/2015	$17.89630	$19.08190	303
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85900	$11.40731	1,645
01/01/2011 to 12/31/2011	$11.40731	$9.44376	765
01/01/2012 to 12/31/2012	$9.44376	$9.52074	1,533
01/01/2013 to 12/31/2013	$9.52074	$10.68860	505
01/01/2014 to 12/31/2014	$10.68860	$9.53026	1,283
01/01/2015 to 12/31/2015	$9.53026	$7.48748	36
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97944	$10.24908	2,413
01/01/2011 to 12/31/2011	$10.24908	$10.38419	1,259
01/01/2012 to 12/31/2012	$10.38419	$10.63128	1,264
01/01/2013 to 12/31/2013	$10.63128	$9.95593	1,025
01/01/2014 to 12/31/2014	$9.95593	$9.74100	835
01/01/2015 to 12/31/2015	$9.74100	$9.04019	64
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99775	$8.77381	0
01/01/2012 to 12/31/2012	$8.77381	$9.47622	0
01/01/2013 to 12/31/2013	$9.47622	$11.11097	96
01/01/2014 to 12/31/2014	$11.11097	$11.40603	96
01/01/2015 to 12/31/2015	$11.40603	$11.02779	0
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99775	$10.33756	8,792
01/01/2011 to 12/31/2011	$10.33756	$10.66490	3,905
01/01/2012 to 12/31/2012	$10.66490	$11.19133	2,442
01/01/2013 to 12/31/2013	$11.19133	$10.72657	430
01/01/2014 to 12/31/2014	$10.72657	$11.18815	1,938
01/01/2015 to 12/31/2015	$11.18815	$11.02065	959
Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97028	$10.57635	19,134
01/01/2011 to 12/31/2011	$10.57635	$10.11938	17,530
01/01/2012 to 09/21/2012	$10.11938	$11.24896	0

*	Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES

Pruco Life Insurance Company of New Jersey

Prospectus

ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.75%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96784	$10.81229	70,797
01/01/2011 to 12/31/2011	$10.81229	$10.34079	200,155
01/01/2012 to 12/31/2012	$10.34079	$11.43628	311,496
01/01/2013 to 12/31/2013	$11.43628	$12.35682	322,481
01/01/2014 to 12/31/2014	$12.35682	$12.60414	286,857
01/01/2015 to 12/31/2015	$12.60414	$11.98495	283,672
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97853	$10.91830	40,209
01/01/2011 to 12/31/2011	$10.91830	$10.73950	90,101
01/01/2012 to 12/31/2012	$10.73950	$11.99147	278,746
01/01/2013 to 12/31/2013	$11.99147	$13.73227	348,132
01/01/2014 to 12/31/2014	$13.73227	$14.31600	328,965
01/01/2015 to 12/31/2015	$14.31600	$14.17844	216,126
AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00706	$10.81301	0
01/01/2011 to 12/31/2011	$10.81301	$11.00358	3,393
01/01/2012 to 05/04/2012	$11.00358	$11.95181	0
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99855	$10.08662	0
01/01/2014 to 12/31/2014	$10.08662	$9.60035	233
01/01/2015 to 12/31/2015	$9.60035	$7.96783	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99855	$11.62919	0
01/01/2014 to 12/31/2014	$11.62919	$12.93054	0
01/01/2015 to 12/31/2015	$12.93054	$12.92367	0
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98880	$10.77058	556,518
01/01/2011 to 12/31/2011	$10.77058	$10.45375	735,796
01/01/2012 to 12/31/2012	$10.45375	$11.55181	1,055,670
01/01/2013 to 12/31/2013	$11.55181	$13.35262	1,104,395
01/01/2014 to 12/31/2014	$13.35262	$13.97452	1,120,716
01/01/2015 to 12/31/2015	$13.97452	$13.79539	1,084,000
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99855	$9.16071	41,927
01/01/2012 to 12/31/2012	$9.16071	$10.07084	113,292
01/01/2013 to 12/31/2013	$10.07084	$10.96850	130,330
01/01/2014 to 12/31/2014	$10.96850	$11.30407	120,871
01/01/2015 to 12/31/2015	$11.30407	$10.77295	155,743
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99855	$10.49291	0
01/01/2014 to 12/31/2014	$10.49291	$10.67819	0
01/01/2015 to 12/31/2015	$10.67819	$10.51988	1,010
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/15/2010 to 12/31/2010	$10.00797	$10.09850	15,360
01/01/2011 to 12/31/2011	$10.09850	$10.14512	25,213
01/01/2012 to 12/31/2012	$10.14512	$10.43537	79,837
01/01/2013 to 12/31/2013	$10.43537	$10.02994	74,312
01/01/2014 to 12/31/2014	$10.02994	$9.84500	46,640
01/01/2015 to 12/31/2015	$9.84500	$9.71957	37,268

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/15/2010 to 12/31/2010	$10.00690	$10.37151	77,058
01/01/2011 to 12/31/2011	$10.37151	$10.51419	160,743
01/01/2012 to 12/31/2012	$10.51419	$11.29299	328,827
01/01/2013 to 12/31/2013	$11.29299	$10.89150	287,416
01/01/2014 to 12/31/2014	$10.89150	$11.15372	229,484
01/01/2015 to 12/31/2015	$11.15372	$10.72757	192,853
AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97172	$10.57991	122
01/01/2011 to 12/31/2011	$10.57991	$9.78468	397
01/01/2012 to 12/31/2012	$9.78468	$10.88540	1,670
01/01/2013 to 12/31/2013	$10.88540	$14.05625	1,330
01/01/2014 to 12/31/2014	$14.05625	$15.22805	1,151
01/01/2015 to 12/31/2015	$15.22805	$14.24867	931
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97772	$10.85132	55,360
01/01/2011 to 12/31/2011	$10.85132	$10.40307	191,947
01/01/2012 to 12/31/2012	$10.40307	$11.62338	326,355
01/01/2013 to 12/31/2013	$11.62338	$14.01007	456,099
01/01/2014 to 12/31/2014	$14.01007	$14.72777	538,820
01/01/2015 to 12/31/2015	$14.72777	$14.54716	520,453
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99855	$11.65291	0
01/01/2014 to 12/31/2014	$11.65291	$13.00714	1,253
01/01/2015 to 12/31/2015	$13.00714	$12.32303	1,205
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95994	$11.80558	608
01/01/2011 to 12/31/2011	$11.80558	$12.36368	5,148
01/01/2012 to 12/31/2012	$12.36368	$14.01142	39,913
01/01/2013 to 12/31/2013	$14.01142	$14.19752	41,259
01/01/2014 to 12/31/2014	$14.19752	$18.26133	38,173
01/01/2015 to 12/31/2015	$18.26133	$18.81082	22,236
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99855	$9.68265	3,288
01/01/2014 to 12/31/2014	$9.68265	$9.99867	3,277
01/01/2015 to 12/31/2015	$9.99867	$9.81414	14,981
AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99855	$10.89984	14,070
01/01/2011 to 12/31/2011	$10.89984	$10.44463	34,522
01/01/2012 to 12/31/2012	$10.44463	$11.66085	90,222
01/01/2013 to 12/31/2013	$11.66085	$13.65927	112,698
01/01/2014 to 12/31/2014	$13.65927	$14.18774	110,585
01/01/2015 to 10/16/2015	$14.18774	$14.14126	0
AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97603	$11.03356	140,962
01/01/2011 to 12/31/2011	$11.03356	$10.67767	256,537
01/01/2012 to 12/31/2012	$10.67767	$11.60637	344,261
01/01/2013 to 12/31/2013	$11.60637	$13.08645	382,291
01/01/2014 to 12/31/2014	$13.08645	$13.26266	379,242
01/01/2015 to 12/31/2015	$13.26266	$13.15963	321,351
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99855	$10.74075	175,567
01/01/2013 to 12/31/2013	$10.74075	$13.13530	221,019
01/01/2014 to 12/31/2014	$13.13530	$13.31551	209,879
01/01/2015 to 10/16/2015	$13.31551	$12.74843	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99855	$10.80906	90,753
01/01/2014 to 12/31/2014	$10.80906	$10.89171	107,924
01/01/2015 to 10/16/2015	$10.89171	$10.38802	0
AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.97022	$11.56479	577
01/01/2011 to 12/31/2011	$11.56479	$10.79005	1,398
01/01/2012 to 12/31/2012	$10.79005	$13.44257	2,730
01/01/2013 to 12/31/2013	$13.44257	$13.78162	2,533
01/01/2014 to 12/31/2014	$13.78162	$15.42574	1,596
01/01/2015 to 12/31/2015	$15.42574	$15.14226	1,940
AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01855	$10.79913	383
01/01/2011 to 12/31/2011	$10.79913	$10.19048	674
01/01/2012 to 12/31/2012	$10.19048	$11.99072	1,778
01/01/2013 to 12/31/2013	$11.99072	$15.28447	1,521
01/01/2014 to 02/07/2014	$15.28447	$15.03485	0
AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99180	$10.78349	482
01/01/2011 to 12/31/2011	$10.78349	$10.01031	1,499
01/01/2012 to 12/31/2012	$10.01031	$11.76913	3,153
01/01/2013 to 12/31/2013	$11.76913	$15.44191	2,992
01/01/2014 to 12/31/2014	$15.44191	$17.16409	2,594
01/01/2015 to 12/31/2015	$17.16409	$16.08439	9,249
AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01987	$11.43545	2,825
01/01/2011 to 12/31/2011	$11.43545	$10.90107	2,149
01/01/2012 to 12/31/2012	$10.90107	$12.81077	12,362
01/01/2013 to 12/31/2013	$12.81077	$16.63853	12,061
01/01/2014 to 12/31/2014	$16.63853	$18.23178	11,109
01/01/2015 to 12/31/2015	$18.23178	$16.89433	18,589
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98829	$10.72009	148,622
01/01/2011 to 12/31/2011	$10.72009	$10.47940	284,287
01/01/2012 to 12/31/2012	$10.47940	$11.33878	457,838
01/01/2013 to 12/31/2013	$11.33878	$12.23442	394,386
01/01/2014 to 12/31/2014	$12.23442	$12.50612	381,042
01/01/2015 to 12/31/2015	$12.50612	$12.17554	303,042
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96518	$11.51063	1,574
01/01/2011 to 12/31/2011	$11.51063	$11.45679	2,396
01/01/2012 to 12/31/2012	$11.45679	$13.02209	10,993
01/01/2013 to 12/31/2013	$13.02209	$17.76015	9,355
01/01/2014 to 12/31/2014	$17.76015	$18.70544	9,414
01/01/2015 to 12/31/2015	$18.70544	$17.36832	3,815
AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98616	$10.68707	6,499
01/01/2011 to 12/31/2011	$10.68707	$10.44865	7,684
01/01/2012 to 12/31/2012	$10.44865	$11.64133	11,696
01/01/2013 to 12/31/2013	$11.64133	$15.39843	12,289
01/01/2014 to 12/31/2014	$15.39843	$15.36465	12,323
01/01/2015 to 12/31/2015	$15.36465	$14.18031	11,455
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98452	$10.78171	15,135
01/01/2011 to 12/31/2011	$10.78171	$10.92947	20,124
01/01/2012 to 12/31/2012	$10.92947	$12.22775	38,691
01/01/2013 to 12/31/2013	$12.22775	$12.87634	37,084
01/01/2014 to 12/31/2014	$12.87634	$12.97458	33,611
01/01/2015 to 12/31/2015	$12.97458	$12.29330	23,891

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92938	$11.27694	120
01/01/2011 to 12/31/2011	$11.27694	$9.64782	1,856
01/01/2012 to 12/31/2012	$9.64782	$11.40938	2,713
01/01/2013 to 12/31/2013	$11.40938	$13.34589	3,681
01/01/2014 to 12/31/2014	$13.34589	$12.38793	3,930
01/01/2015 to 12/31/2015	$12.38793	$12.55430	4,419
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92925	$10.81483	0
01/01/2011 to 12/31/2011	$10.81483	$9.29226	1,340
01/01/2012 to 12/31/2012	$9.29226	$10.65209	1,841
01/01/2013 to 12/31/2013	$10.65209	$12.50310	2,015
01/01/2014 to 12/31/2014	$12.50310	$11.46080	2,171
01/01/2015 to 12/31/2015	$11.46080	$11.35223	2,708
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00678	$10.61892	0
01/01/2011 to 12/31/2011	$10.61892	$11.73180	721,427
01/01/2012 to 12/31/2012	$11.73180	$12.60988	257,180
01/01/2013 to 12/31/2013	$12.60988	$11.99498	24,827
01/01/2014 to 12/31/2014	$11.99498	$12.57818	42,097
01/01/2015 to 12/31/2015	$12.57818	$12.50301	160,864
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97679	$10.89130	41,388
01/01/2011 to 12/31/2011	$10.89130	$10.64008	96,297
01/01/2012 to 12/31/2012	$10.64008	$11.87362	170,252
01/01/2013 to 12/31/2013	$11.87362	$13.56520	140,636
01/01/2014 to 12/31/2014	$13.56520	$14.17605	130,776
01/01/2015 to 12/31/2015	$14.17605	$13.78206	152,365
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92190	$10.57658	1,581
01/01/2011 to 12/31/2011	$10.57658	$9.44081	3,859
01/01/2012 to 12/31/2012	$9.44081	$11.30753	9,860
01/01/2013 to 12/31/2013	$11.30753	$12.81614	11,578
01/01/2014 to 12/31/2014	$12.81614	$11.79034	8,276
01/01/2015 to 12/31/2015	$11.79034	$11.26028	8,943
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99855	$10.60650	75,332
01/01/2011 to 12/31/2011	$10.60650	$10.44555	151,898
01/01/2012 to 12/31/2012	$10.44555	$11.36262	162,802
01/01/2013 to 12/31/2013	$11.36262	$12.39541	138,935
01/01/2014 to 12/31/2014	$12.39541	$12.84217	128,325
01/01/2015 to 12/31/2015	$12.84217	$12.59437	111,156
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97140	$10.79575	644
01/01/2011 to 12/31/2011	$10.79575	$10.67737	2,411
01/01/2012 to 12/31/2012	$10.67737	$12.08337	7,072
01/01/2013 to 12/31/2013	$12.08337	$16.20460	8,291
01/01/2014 to 12/31/2014	$16.20460	$17.43420	7,653
01/01/2015 to 12/31/2015	$17.43420	$18.95058	7,200
AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99054	$10.63757	0
01/01/2011 to 12/31/2011	$10.63757	$10.01439	484
01/01/2012 to 12/31/2012	$10.01439	$11.50030	5,078
01/01/2013 to 12/31/2013	$11.50030	$15.80305	8,220
01/01/2014 to 12/31/2014	$15.80305	$17.66086	3,847
01/01/2015 to 12/31/2015	$17.66086	$15.99209	3,187
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	$9.99855	$9.94073	0
01/01/2015 to 12/31/2015	$9.94073	$9.67849	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99265	$11.32577	4,345
01/01/2011 to 12/31/2011	$11.32577	$11.02625	11,728
01/01/2012 to 12/31/2012	$11.02625	$12.16189	16,208
01/01/2013 to 12/31/2013	$12.16189	$16.32387	14,548
01/01/2014 to 12/31/2014	$16.32387	$17.73664	14,446
01/01/2015 to 12/31/2015	$17.73664	$19.18145	11,958
AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98873	$10.84081	12,332
01/01/2011 to 12/31/2011	$10.84081	$11.73472	24,974
01/01/2012 to 12/31/2012	$11.73472	$12.21267	50,843
01/01/2013 to 12/31/2013	$12.21267	$11.75897	44,181
01/01/2014 to 12/31/2014	$11.75897	$12.29123	41,976
01/01/2015 to 12/31/2015	$12.29123	$12.00556	30,459
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98768	$10.91439	569
01/01/2011 to 12/31/2011	$10.91439	$10.38774	2,245
01/01/2012 to 12/31/2012	$10.38774	$12.56100	3,063
01/01/2013 to 12/31/2013	$12.56100	$15.75160	3,033
01/01/2014 to 12/31/2014	$15.75160	$16.03772	3,135
01/01/2015 to 12/31/2015	$16.03772	$15.52614	3,005
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99855	$10.88984	264
01/01/2011 to 12/31/2011	$10.88984	$10.63594	1,273
01/01/2012 to 12/31/2012	$10.63594	$12.23483	5,168
01/01/2013 to 12/31/2013	$12.23483	$16.43313	5,217
01/01/2014 to 12/31/2014	$16.43313	$17.55182	2,399
01/01/2015 to 12/31/2015	$17.55182	$18.49137	2,135
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99855	$10.19294	0
01/01/2013 to 12/31/2013	$10.19294	$13.47007	0
01/01/2014 to 12/31/2014	$13.47007	$14.58654	0
01/01/2015 to 12/31/2015	$14.58654	$14.22763	0
AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98881	$11.52183	123
01/01/2011 to 12/31/2011	$11.52183	$10.92973	1,469
01/01/2012 to 12/31/2012	$10.92973	$12.71518	9,263
01/01/2013 to 12/31/2013	$12.71518	$16.54223	7,359
01/01/2014 to 12/31/2014	$16.54223	$18.68576	5,413
01/01/2015 to 12/31/2015	$18.68576	$17.14548	6,415
AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99855	$9.86040	17,924
01/01/2011 to 12/31/2011	$9.86040	$9.69018	94,379
01/01/2012 to 12/31/2012	$9.69018	$9.52120	32,000
01/01/2013 to 12/31/2013	$9.52120	$9.35451	48,750
01/01/2014 to 12/31/2014	$9.35451	$9.19061	28,613
01/01/2015 to 12/31/2015	$9.19061	$9.02990	25,840
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99110	$11.25415	1,358
01/01/2011 to 12/31/2011	$11.25415	$10.78277	3,655
01/01/2012 to 12/31/2012	$10.78277	$12.40835	8,885
01/01/2013 to 12/31/2013	$12.40835	$17.31263	11,620
01/01/2014 to 12/31/2014	$17.31263	$19.43362	6,290
01/01/2015 to 12/31/2015	$19.43362	$18.01719	4,952
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02846	$10.06897	819
01/01/2012 to 12/31/2012	$10.06897	$10.37450	10,425
01/01/2013 to 12/31/2013	$10.37450	$9.90413	3,017
01/01/2014 to 12/31/2014	$9.90413	$10.23216	3,000
01/01/2015 to 10/16/2015	$10.23216	$10.19639	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95884	$11.94484	524
01/01/2011 to 12/31/2011	$11.94484	$11.93405	4,107
01/01/2012 to 12/31/2012	$11.93405	$13.17681	5,116
01/01/2013 to 12/31/2013	$13.17681	$17.16823	3,592
01/01/2014 to 12/31/2014	$17.16823	$18.20697	2,896
01/01/2015 to 10/16/2015	$18.20697	$18.65519	0
AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97297	$11.44748	475
01/01/2011 to 04/29/2011	$11.44748	$12.83593	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99855	$10.31667	14,557
01/01/2013 to 12/31/2013	$10.31667	$12.05335	44,361
01/01/2014 to 12/31/2014	$12.05335	$12.45104	46,801
01/01/2015 to 12/31/2015	$12.45104	$12.08130	46,464
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93903	$11.69549	2,517
01/01/2011 to 12/31/2011	$11.69549	$9.16163	7,758
01/01/2012 to 12/31/2012	$9.16163	$10.61502	12,375
01/01/2013 to 12/31/2013	$10.61502	$10.45258	12,053
01/01/2014 to 12/31/2014	$10.45258	$9.78876	9,032
01/01/2015 to 12/31/2015	$9.78876	$8.00868	10,408
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98952	$10.61539	134,781
01/01/2011 to 12/31/2011	$10.61539	$10.53375	270,726
01/01/2012 to 12/31/2012	$10.53375	$11.42278	485,810
01/01/2013 to 12/31/2013	$11.42278	$12.25678	450,002
01/01/2014 to 12/31/2014	$12.25678	$12.73782	401,403
01/01/2015 to 12/31/2015	$12.73782	$12.53287	369,309
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01847	$10.06887	0
01/01/2012 to 12/31/2012	$10.06887	$10.59579	10,424
01/01/2013 to 12/31/2013	$10.59579	$10.16961	10,395
01/01/2014 to 12/31/2014	$10.16961	$10.59719	11,269
01/01/2015 to 12/31/2015	$10.59719	$10.38389	9,710
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96354	$11.52850	28,273
01/01/2011 to 12/31/2011	$11.52850	$10.62310	110,504
01/01/2012 to 12/31/2012	$10.62310	$11.78553	201,862
01/01/2013 to 12/31/2013	$11.78553	$13.55074	253,922
01/01/2014 to 12/31/2014	$13.55074	$14.53817	298,038
01/01/2015 to 12/31/2015	$14.53817	$14.19624	474,645
AST QMA Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99855	$9.59411	0
01/01/2014 to 12/31/2014	$9.59411	$9.19385	0
01/01/2015 to 12/31/2015	$9.19385	$7.51144	0
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99855	$11.66876	0
01/01/2014 to 12/31/2014	$11.66876	$13.21199	0
01/01/2015 to 12/31/2015	$13.21199	$13.18105	0
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99855	$10.90996	1,251
01/01/2011 to 12/31/2011	$10.90996	$11.08995	1,901
01/01/2012 to 12/31/2012	$11.08995	$12.94442	6,204
01/01/2013 to 12/31/2013	$12.94442	$16.84217	7,753
01/01/2014 to 12/31/2014	$16.84217	$19.39582	8,035
01/01/2015 to 12/31/2015	$19.39582	$19.64317	6,962

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99855	$8.89388	0
01/01/2012 to 12/31/2012	$8.89388	$9.88784	0
01/01/2013 to 12/31/2013	$9.88784	$11.89068	0
01/01/2014 to 12/31/2014	$11.89068	$12.44210	204
01/01/2015 to 12/31/2015	$12.44210	$12.24277	203
AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98761	$10.80442	55,196
01/01/2011 to 12/31/2011	$10.80442	$10.42280	76,200
01/01/2012 to 12/31/2012	$10.42280	$11.29307	203,461
01/01/2013 to 12/31/2013	$11.29307	$12.47561	211,709
01/01/2014 to 12/31/2014	$12.47561	$12.88732	205,719
01/01/2015 to 12/31/2015	$12.88732	$12.64079	191,628
AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97780	$10.99214	17,436
01/01/2011 to 12/31/2011	$10.99214	$10.54213	144,618
01/01/2012 to 12/31/2012	$10.54213	$12.00445	410,250
01/01/2013 to 12/31/2013	$12.00445	$13.92450	428,520
01/01/2014 to 12/31/2014	$13.92450	$14.42400	368,261
01/01/2015 to 12/31/2015	$14.42400	$14.09469	421,274
AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98243	$10.78348	33,583
01/01/2011 to 12/31/2011	$10.78348	$10.23692	66,889
01/01/2012 to 12/31/2012	$10.23692	$11.17775	99,094
01/01/2013 to 12/31/2013	$11.17775	$12.56362	118,142
01/01/2014 to 12/31/2014	$12.56362	$12.71850	96,534
01/01/2015 to 10/16/2015	$12.71850	$12.36071	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97188	$12.17884	115
01/01/2011 to 12/31/2011	$12.17884	$10.39703	2,465
01/01/2012 to 12/31/2012	$10.39703	$12.26529	5,987
01/01/2013 to 12/31/2013	$12.26529	$16.96880	5,328
01/01/2014 to 12/31/2014	$16.96880	$17.49567	4,794
01/01/2015 to 12/31/2015	$17.49567	$17.41891	4,414
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96093	$12.63958	1,253
01/01/2011 to 12/31/2011	$12.63958	$12.29711	5,638
01/01/2012 to 12/31/2012	$12.29711	$13.55270	6,243
01/01/2013 to 12/31/2013	$13.55270	$17.99922	7,693
01/01/2014 to 12/31/2014	$17.99922	$18.35966	6,536
01/01/2015 to 12/31/2015	$18.35966	$18.18004	5,815
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96436	$11.48713	157
01/01/2011 to 12/31/2011	$11.48713	$10.61184	754
01/01/2012 to 12/31/2012	$10.61184	$12.31926	6,898
01/01/2013 to 12/31/2013	$12.31926	$16.63069	6,285
01/01/2014 to 12/31/2014	$16.63069	$17.20048	5,238
01/01/2015 to 12/31/2015	$17.20048	$16.17115	5,831
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99224	$10.71167	106,714
01/01/2011 to 12/31/2011	$10.71167	$10.73326	194,274
01/01/2012 to 12/31/2012	$10.73326	$11.96839	478,079
01/01/2013 to 12/31/2013	$11.96839	$13.73841	553,456
01/01/2014 to 12/31/2014	$13.73841	$14.29175	477,005
01/01/2015 to 12/31/2015	$14.29175	$14.04753	590,757

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98589	$10.55674	395
01/01/2011 to 12/31/2011	$10.55674	$10.20221	647
01/01/2012 to 12/31/2012	$10.20221	$11.75254	7,828
01/01/2013 to 12/31/2013	$11.75254	$14.97466	23,509
01/01/2014 to 12/31/2014	$14.97466	$15.81124	21,234
01/01/2015 to 10/16/2015	$15.81124	$14.64701	0
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	$9.99855	$10.50266	0
01/01/2015 to 12/31/2015	$10.50266	$10.47362	0
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97113	$11.15658	1,422
01/01/2011 to 12/31/2011	$11.15658	$10.77586	5,045
01/01/2012 to 12/31/2012	$10.77586	$12.44852	25,278
01/01/2013 to 12/31/2013	$12.44852	$17.61549	28,771
01/01/2014 to 12/31/2014	$17.61549	$18.75163	27,625
01/01/2015 to 12/31/2015	$18.75163	$20.18904	22,517
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85980	$11.49684	1,559
01/01/2011 to 12/31/2011	$11.49684	$9.61076	8,511
01/01/2012 to 12/31/2012	$9.61076	$9.78378	11,606
01/01/2013 to 12/31/2013	$9.78378	$11.09103	9,649
01/01/2014 to 12/31/2014	$11.09103	$9.98573	9,002
01/01/2015 to 12/31/2015	$9.98573	$7.92203	10,772
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98023	$10.32968	5,180
01/01/2011 to 12/31/2011	$10.32968	$10.56776	7,841
01/01/2012 to 12/31/2012	$10.56776	$10.92516	20,052
01/01/2013 to 12/31/2013	$10.92516	$10.33107	22,631
01/01/2014 to 12/31/2014	$10.33107	$10.20677	19,882
01/01/2015 to 12/31/2015	$10.20677	$9.56505	9,354
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99855	$8.83142	51,400
01/01/2012 to 12/31/2012	$8.83142	$9.63179	9,702
01/01/2013 to 12/31/2013	$9.63179	$11.40350	17,445
01/01/2014 to 12/31/2014	$11.40350	$11.82063	33,453
01/01/2015 to 12/31/2015	$11.82063	$11.54028	61,961
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99855	$10.41878	16,728
01/01/2011 to 12/31/2011	$10.41878	$10.85342	21,871
01/01/2012 to 12/31/2012	$10.85342	$11.50067	55,522
01/01/2013 to 12/31/2013	$11.50067	$11.13076	39,746
01/01/2014 to 12/31/2014	$11.13076	$11.72299	42,028
01/01/2015 to 12/31/2015	$11.72299	$11.66021	31,627
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99855	$10.38171	0
01/01/2013 to 12/31/2013	$10.38171	$9.37029	0
01/01/2014 to 12/31/2014	$9.37029	$9.33099	648
01/01/2015 to 12/31/2015	$9.33099	$8.88492	248
Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97108	$10.65939	44,224
01/01/2011 to 12/31/2011	$10.65939	$10.29816	106,092
01/01/2012 to 09/21/2012	$10.29816	$11.52878	0

*	Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES

Pruco Life Insurance Company of New Jersey

Prospectus

ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.75%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96700	$10.72366	172
01/01/2011 to 12/31/2011	$10.72366	$10.15189	5
01/01/2012 to 12/31/2012	$10.15189	$11.11296	4
01/01/2013 to 12/31/2013	$11.11296	$11.88536	0
01/01/2014 to 12/31/2014	$11.88536	$11.99986	0
01/01/2015 to 12/31/2015	$11.99986	$11.29417	0
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97769	$10.82881	343
01/01/2011 to 12/31/2011	$10.82881	$10.54338	10
01/01/2012 to 12/31/2012	$10.54338	$11.65245	7
01/01/2013 to 12/31/2013	$11.65245	$13.20831	2
01/01/2014 to 12/31/2014	$13.20831	$13.62968	2
01/01/2015 to 12/31/2015	$13.62968	$13.36129	2
AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00622	$10.72434	0
01/01/2011 to 12/31/2011	$10.72434	$10.80251	0
01/01/2012 to 05/04/2012	$10.80251	$11.69228	0
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98796	$10.68235	0
01/01/2011 to 12/31/2011	$10.68235	$10.26283	0
01/01/2012 to 12/31/2012	$10.26283	$11.22520	0
01/01/2013 to 12/31/2013	$11.22520	$12.84311	0
01/01/2014 to 12/31/2014	$12.84311	$13.30447	0
01/01/2015 to 12/31/2015	$13.30447	$13.00016	0
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99771	$9.09799	0
01/01/2012 to 12/31/2012	$9.09799	$9.89982	0
01/01/2013 to 12/31/2013	$9.89982	$10.67248	0
01/01/2014 to 12/31/2014	$10.67248	$10.88710	0
01/01/2015 to 12/31/2015	$10.88710	$10.26996	0
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99771	$10.41997	0
01/01/2014 to 12/31/2014	$10.41997	$10.49600	0
01/01/2015 to 12/31/2015	$10.49600	$10.23519	0
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/15/2010 to 12/31/2010	$10.00713	$10.01555	0
01/01/2011 to 12/31/2011	$10.01555	$9.95961	0
01/01/2012 to 12/31/2012	$9.95961	$10.14002	0
01/01/2013 to 12/31/2013	$10.14002	$9.64682	0
01/01/2014 to 12/31/2014	$9.64682	$9.37250	0
01/01/2015 to 12/31/2015	$9.37250	$9.15881	0
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/15/2010 to 12/31/2010	$10.00606	$10.28652	0
01/01/2011 to 12/31/2011	$10.28652	$10.32213	0
01/01/2012 to 12/31/2012	$10.32213	$10.97353	0
01/01/2013 to 12/31/2013	$10.97353	$10.47566	0
01/01/2014 to 12/31/2014	$10.47566	$10.61868	0
01/01/2015 to 12/31/2015	$10.61868	$10.10899	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2017
03/15/2010 to 12/31/2010	$9.99771	$10.51691	0
01/01/2011 to 12/31/2011	$10.51691	$11.39516	0
01/01/2012 to 12/31/2012	$11.39516	$11.64852	0
01/01/2013 to 12/31/2013	$11.64852	$11.09505	0
01/01/2014 to 12/31/2014	$11.09505	$10.94414	0
01/01/2015 to 12/31/2015	$10.94414	$10.66071	0
AST Bond Portfolio 2018
03/15/2010 to 12/31/2010	$10.00641	$10.55941	0
01/01/2011 to 12/31/2011	$10.55941	$11.66419	0
01/01/2012 to 12/31/2012	$11.66419	$11.99129	0
01/01/2013 to 12/31/2013	$11.99129	$11.29499	0
01/01/2014 to 12/31/2014	$11.29499	$11.27683	0
01/01/2015 to 12/31/2015	$11.27683	$11.05556	0
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99771	$10.56226	0
01/01/2011 to 12/31/2011	$10.56226	$11.91326	0
01/01/2012 to 12/31/2012	$11.91326	$12.26395	0
01/01/2013 to 12/31/2013	$12.26395	$11.35048	0
01/01/2014 to 12/31/2014	$11.35048	$11.50911	0
01/01/2015 to 12/31/2015	$11.50911	$11.31259	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00853	$10.59284	0
01/01/2011 to 12/31/2011	$10.59284	$12.22622	0
01/01/2012 to 12/31/2012	$12.22622	$12.64076	0
01/01/2013 to 12/31/2013	$12.64076	$11.49213	0
01/01/2014 to 12/31/2014	$11.49213	$11.86449	0
01/01/2015 to 12/31/2015	$11.86449	$11.71439	0
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00746	$10.69390	0
01/01/2011 to 12/31/2011	$10.69390	$12.51181	1,184
01/01/2012 to 12/31/2012	$12.51181	$12.99385	609
01/01/2013 to 12/31/2013	$12.99385	$11.75179	221
01/01/2014 to 12/31/2014	$11.75179	$12.30644	219
01/01/2015 to 12/31/2015	$12.30644	$12.18138	221
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99771	$11.90464	0
01/01/2012 to 12/31/2012	$11.90464	$12.25361	704
01/01/2013 to 12/31/2013	$12.25361	$10.75527	0
01/01/2014 to 12/31/2014	$10.75527	$11.54418	0
01/01/2015 to 12/31/2015	$11.54418	$11.46210	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99695	$10.29814	0
01/01/2013 to 12/31/2013	$10.29814	$8.99349	3,062
01/01/2014 to 12/31/2014	$8.99349	$9.84987	0
01/01/2015 to 12/31/2015	$9.84987	$9.83846	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99847	$8.66486	0
01/01/2014 to 12/31/2014	$8.66486	$9.65617	0
01/01/2015 to 12/31/2015	$9.65617	$9.65740	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99847	$11.19362	0
01/01/2015 to 12/31/2015	$11.19362	$11.10340	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99847	$9.84167	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97087	$10.49321	0
01/01/2011 to 12/31/2011	$10.49321	$9.60584	0
01/01/2012 to 12/31/2012	$9.60584	$10.57745	0
01/01/2013 to 12/31/2013	$10.57745	$13.51977	0
01/01/2014 to 12/31/2014	$13.51977	$14.49777	0
01/01/2015 to 12/31/2015	$14.49777	$13.42726	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97688	$10.76246	702
01/01/2011 to 12/31/2011	$10.76246	$10.21302	20
01/01/2012 to 12/31/2012	$10.21302	$11.29456	15
01/01/2013 to 12/31/2013	$11.29456	$13.47532	5
01/01/2014 to 12/31/2014	$13.47532	$14.02148	5
01/01/2015 to 12/31/2015	$14.02148	$13.70864	4
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99771	$11.55149	0
01/01/2014 to 12/31/2014	$11.55149	$12.76281	0
01/01/2015 to 12/31/2015	$12.76281	$11.96851	0
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95910	$11.70896	0
01/01/2011 to 12/31/2011	$11.70896	$12.13801	0
01/01/2012 to 12/31/2012	$12.13801	$13.61543	0
01/01/2013 to 12/31/2013	$13.61543	$13.65589	0
01/01/2014 to 12/31/2014	$13.65589	$17.38605	0
01/01/2015 to 12/31/2015	$17.38605	$17.72708	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99771	$9.61528	0
01/01/2014 to 12/31/2014	$9.61528	$9.82794	0
01/01/2015 to 12/31/2015	$9.82794	$9.54829	0
AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99771	$10.81038	0
01/01/2011 to 12/31/2011	$10.81038	$10.25374	0
01/01/2012 to 12/31/2012	$10.25374	$11.33113	0
01/01/2013 to 12/31/2013	$11.33113	$13.13814	0
01/01/2014 to 12/31/2014	$13.13814	$13.50755	0
01/01/2015 to 10/16/2015	$13.50755	$13.35475	0
AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97519	$10.94313	0
01/01/2011 to 12/31/2011	$10.94313	$10.48257	0
01/01/2012 to 12/31/2012	$10.48257	$11.27790	0
01/01/2013 to 12/31/2013	$11.27790	$12.58678	0
01/01/2014 to 12/31/2014	$12.58678	$12.62646	0
01/01/2015 to 12/31/2015	$12.62646	$12.40085	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99771	$10.66667	4
01/01/2013 to 12/31/2013	$10.66667	$12.91205	0
01/01/2014 to 12/31/2014	$12.91205	$12.95603	0
01/01/2015 to 10/16/2015	$12.95603	$12.30420	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99771	$10.73396	0
01/01/2014 to 12/31/2014	$10.73396	$10.70590	0
01/01/2015 to 10/16/2015	$10.70590	$10.12834	0
AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.96938	$11.47011	0
01/01/2011 to 12/31/2011	$11.47011	$10.59309	0
01/01/2012 to 12/31/2012	$10.59309	$13.06256	0
01/01/2013 to 12/31/2013	$13.06256	$13.25567	0
01/01/2014 to 12/31/2014	$13.25567	$14.68609	0
01/01/2015 to 12/31/2015	$14.68609	$14.26942	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01771	$10.71055	0
01/01/2011 to 12/31/2011	$10.71055	$10.00421	0
01/01/2012 to 12/31/2012	$10.00421	$11.65151	0
01/01/2013 to 12/31/2013	$11.65151	$14.70103	0
01/01/2014 to 02/07/2014	$14.70103	$14.44549	0
AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99096	$10.69508	0
01/01/2011 to 12/31/2011	$10.69508	$9.82737	0
01/01/2012 to 12/31/2012	$9.82737	$11.43620	0
01/01/2013 to 12/31/2013	$11.43620	$14.85237	0
01/01/2014 to 12/31/2014	$14.85237	$16.34088	0
01/01/2015 to 12/31/2015	$16.34088	$15.15711	0
AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01903	$11.34173	0
01/01/2011 to 12/31/2011	$11.34173	$10.70195	0
01/01/2012 to 12/31/2012	$10.70195	$12.44853	0
01/01/2013 to 12/31/2013	$12.44853	$16.00348	0
01/01/2014 to 12/31/2014	$16.00348	$17.35744	0
01/01/2015 to 12/31/2015	$17.35744	$15.92030	0
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98745	$10.63219	0
01/01/2011 to 12/31/2011	$10.63219	$10.28798	0
01/01/2012 to 12/31/2012	$10.28798	$11.01804	0
01/01/2013 to 12/31/2013	$11.01804	$11.76744	0
01/01/2014 to 12/31/2014	$11.76744	$11.90634	0
01/01/2015 to 12/31/2015	$11.90634	$11.47359	0
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96434	$11.41620	0
01/01/2011 to 12/31/2011	$11.41620	$11.24738	0
01/01/2012 to 12/31/2012	$11.24738	$12.65369	0
01/01/2013 to 12/31/2013	$12.65369	$17.08207	0
01/01/2014 to 12/31/2014	$17.08207	$17.80809	0
01/01/2015 to 12/31/2015	$17.80809	$16.36681	0
AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98532	$10.59935	0
01/01/2011 to 12/31/2011	$10.59935	$10.25763	0
01/01/2012 to 12/31/2012	$10.25763	$11.31190	0
01/01/2013 to 12/31/2013	$11.31190	$14.81056	0
01/01/2014 to 12/31/2014	$14.81056	$14.62760	0
01/01/2015 to 12/31/2015	$14.62760	$13.36264	0
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98368	$10.69330	0
01/01/2011 to 12/31/2011	$10.69330	$10.72976	0
01/01/2012 to 12/31/2012	$10.72976	$11.88182	0
01/01/2013 to 12/31/2013	$11.88182	$12.38479	0
01/01/2014 to 12/31/2014	$12.38479	$12.35226	0
01/01/2015 to 12/31/2015	$12.35226	$11.58442	0
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92854	$11.18449	0
01/01/2011 to 12/31/2011	$11.18449	$9.47146	0
01/01/2012 to 12/31/2012	$9.47146	$11.08653	0
01/01/2013 to 12/31/2013	$11.08653	$12.83645	0
01/01/2014 to 12/31/2014	$12.83645	$11.79377	0
01/01/2015 to 12/31/2015	$11.79377	$11.83050	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92841	$10.72599	0
01/01/2011 to 12/31/2011	$10.72599	$9.12230	0
01/01/2012 to 12/31/2012	$9.12230	$10.35044	0
01/01/2013 to 12/31/2013	$10.35044	$12.02540	0
01/01/2014 to 12/31/2014	$12.02540	$10.91075	0
01/01/2015 to 12/31/2015	$10.91075	$10.69743	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97595	$10.80195	872
01/01/2011 to 12/31/2011	$10.80195	$10.44554	25
01/01/2012 to 12/31/2012	$10.44554	$11.53760	18
01/01/2013 to 12/31/2013	$11.53760	$13.04727	6
01/01/2014 to 12/31/2014	$13.04727	$13.49604	6
01/01/2015 to 12/31/2015	$13.49604	$12.98737	5
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92106	$10.48980	0
01/01/2011 to 12/31/2011	$10.48980	$9.26818	0
01/01/2012 to 12/31/2012	$9.26818	$10.98758	0
01/01/2013 to 12/31/2013	$10.98758	$12.32685	0
01/01/2014 to 12/31/2014	$12.32685	$11.22470	0
01/01/2015 to 12/31/2015	$11.22470	$10.61084	0
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99771	$10.51949	697
01/01/2011 to 12/31/2011	$10.51949	$10.25469	412
01/01/2012 to 12/31/2012	$10.25469	$11.04117	396
01/01/2013 to 12/31/2013	$11.04117	$11.92221	69
01/01/2014 to 12/31/2014	$11.92221	$12.22615	0
01/01/2015 to 12/31/2015	$12.22615	$11.86820	0
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97056	$10.70715	0
01/01/2011 to 12/31/2011	$10.70715	$10.48218	0
01/01/2012 to 12/31/2012	$10.48218	$11.74163	0
01/01/2013 to 12/31/2013	$11.74163	$15.58607	0
01/01/2014 to 12/31/2014	$15.58607	$16.59806	0
01/01/2015 to 12/31/2015	$16.59806	$17.85824	0
AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98970	$10.55041	0
01/01/2011 to 12/31/2011	$10.55041	$9.83148	0
01/01/2012 to 12/31/2012	$9.83148	$11.17513	0
01/01/2013 to 12/31/2013	$11.17513	$15.20013	0
01/01/2014 to 12/31/2014	$15.20013	$16.81409	0
01/01/2015 to 12/31/2015	$16.81409	$15.07030	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99181	$11.23275	0
01/01/2011 to 12/31/2011	$11.23275	$10.82462	0
01/01/2012 to 12/31/2012	$10.82462	$11.81764	0
01/01/2013 to 12/31/2013	$11.81764	$15.70050	0
01/01/2014 to 12/31/2014	$15.70050	$16.88573	0
01/01/2015 to 12/31/2015	$16.88573	$18.07533	0
AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98789	$10.75190	0
01/01/2011 to 12/31/2011	$10.75190	$11.52039	0
01/01/2012 to 12/31/2012	$11.52039	$11.86737	0
01/01/2013 to 12/31/2013	$11.86737	$11.31018	0
01/01/2014 to 12/31/2014	$11.31018	$11.70199	0
01/01/2015 to 12/31/2015	$11.70199	$11.31378	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98684	$10.82492	0
01/01/2011 to 12/31/2011	$10.82492	$10.19791	0
01/01/2012 to 12/31/2012	$10.19791	$12.20578	0
01/01/2013 to 12/31/2013	$12.20578	$15.15062	0
01/01/2014 to 12/31/2014	$15.15062	$15.26888	0
01/01/2015 to 12/31/2015	$15.26888	$14.63132	0
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99771	$10.80059	0
01/01/2011 to 12/31/2011	$10.80059	$10.44170	0
01/01/2012 to 12/31/2012	$10.44170	$11.88889	0
01/01/2013 to 12/31/2013	$11.88889	$15.80610	0
01/01/2014 to 12/31/2014	$15.80610	$16.71032	0
01/01/2015 to 12/31/2015	$16.71032	$17.42562	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99771	$10.15434	0
01/01/2013 to 12/31/2013	$10.15434	$13.28266	0
01/01/2014 to 12/31/2014	$13.28266	$14.23729	0
01/01/2015 to 12/31/2015	$14.23729	$13.74561	0
AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98797	$11.42724	0
01/01/2011 to 12/31/2011	$11.42724	$10.72987	0
01/01/2012 to 12/31/2012	$10.72987	$12.35534	0
01/01/2013 to 12/31/2013	$12.35534	$15.91067	0
01/01/2014 to 12/31/2014	$15.91067	$17.78949	0
01/01/2015 to 12/31/2015	$17.78949	$16.15699	0
AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99771	$9.77948	0
01/01/2011 to 12/31/2011	$9.77948	$9.51316	0
01/01/2012 to 12/31/2012	$9.51316	$9.25176	0
01/01/2013 to 12/31/2013	$9.25176	$8.99738	0
01/01/2014 to 12/31/2014	$8.99738	$8.74997	0
01/01/2015 to 12/31/2015	$8.74997	$8.50940	0
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99026	$11.16162	0
01/01/2011 to 12/31/2011	$11.16162	$10.58549	0
01/01/2012 to 12/31/2012	$10.58549	$12.05705	0
01/01/2013 to 12/31/2013	$12.05705	$16.65147	0
01/01/2014 to 12/31/2014	$16.65147	$18.50134	0
01/01/2015 to 12/31/2015	$18.50134	$16.97827	0
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02762	$10.05125	0
01/01/2012 to 12/31/2012	$10.05125	$10.25066	0
01/01/2013 to 12/31/2013	$10.25066	$9.68631	0
01/01/2014 to 12/31/2014	$9.68631	$9.90508	0
01/01/2015 to 10/16/2015	$9.90508	$9.79076	0
AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95800	$11.84700	0
01/01/2011 to 12/31/2011	$11.84700	$11.71601	0
01/01/2012 to 12/31/2012	$11.71601	$12.80398	0
01/01/2013 to 12/31/2013	$12.80398	$16.51270	0
01/01/2014 to 12/31/2014	$16.51270	$17.33352	0
01/01/2015 to 10/16/2015	$17.33352	$17.61696	0
AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97213	$11.35367	0
01/01/2011 to 04/29/2011	$11.35367	$12.68831	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99771	$10.24525	0
01/01/2013 to 12/31/2013	$10.24525	$11.84816	0
01/01/2014 to 12/31/2014	$11.84816	$12.11446	0
01/01/2015 to 12/31/2015	$12.11446	$11.63504	0
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93818	$11.59963	0
01/01/2011 to 12/31/2011	$11.59963	$8.99411	0
01/01/2012 to 12/31/2012	$8.99411	$10.31451	0
01/01/2013 to 12/31/2013	$10.31451	$10.05322	0
01/01/2014 to 12/31/2014	$10.05322	$9.31891	0
01/01/2015 to 12/31/2015	$9.31891	$7.54656	0
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98867	$10.52841	2,055
01/01/2011 to 12/31/2011	$10.52841	$10.34140	1,145
01/01/2012 to 12/31/2012	$10.34140	$11.09980	1,090
01/01/2013 to 12/31/2013	$11.09980	$11.78897	195
01/01/2014 to 12/31/2014	$11.78897	$12.12687	0
01/01/2015 to 12/31/2015	$12.12687	$11.81034	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01763	$10.05117	0
01/01/2012 to 12/31/2012	$10.05117	$10.46916	0
01/01/2013 to 12/31/2013	$10.46916	$9.94579	0
01/01/2014 to 12/31/2014	$9.94579	$10.25860	0
01/01/2015 to 12/31/2015	$10.25860	$9.94976	0
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96270	$11.43400	836
01/01/2011 to 12/31/2011	$11.43400	$10.42906	25
01/01/2012 to 12/31/2012	$10.42906	$11.45211	18
01/01/2013 to 12/31/2013	$11.45211	$13.03341	6
01/01/2014 to 12/31/2014	$13.03341	$13.84084	6
01/01/2015 to 12/31/2015	$13.84084	$13.37784	6
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99771	$10.82053	0
01/01/2011 to 12/31/2011	$10.82053	$10.88734	0
01/01/2012 to 12/31/2012	$10.88734	$12.57847	0
01/01/2013 to 12/31/2013	$12.57847	$16.19961	0
01/01/2014 to 12/31/2014	$16.19961	$18.46617	0
01/01/2015 to 12/31/2015	$18.46617	$18.51138	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99771	$8.83297	0
01/01/2012 to 12/31/2012	$8.83297	$9.71986	0
01/01/2013 to 12/31/2013	$9.71986	$11.56990	0
01/01/2014 to 12/31/2014	$11.56990	$11.98312	0
01/01/2015 to 12/31/2015	$11.98312	$11.67109	0
AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98677	$10.71579	0
01/01/2011 to 12/31/2011	$10.71579	$10.23226	0
01/01/2012 to 12/31/2012	$10.23226	$10.97355	0
01/01/2013 to 12/31/2013	$10.97355	$11.99941	0
01/01/2014 to 12/31/2014	$11.99941	$12.26924	0
01/01/2015 to 12/31/2015	$12.26924	$11.91209	0
AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97696	$10.90202	0
01/01/2011 to 12/31/2011	$10.90202	$10.34944	0
01/01/2012 to 12/31/2012	$10.34944	$11.66483	0
01/01/2013 to 12/31/2013	$11.66483	$13.39288	0
01/01/2014 to 12/31/2014	$13.39288	$13.73219	0
01/01/2015 to 12/31/2015	$13.73219	$13.28214	2

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98159	$10.69512	348
01/01/2011 to 12/31/2011	$10.69512	$10.04992	10
01/01/2012 to 12/31/2012	$10.04992	$10.86155	8
01/01/2013 to 12/31/2013	$10.86155	$12.08406	3
01/01/2014 to 12/31/2014	$12.08406	$12.10859	3
01/01/2015 to 10/16/2015	$12.10859	$11.67291	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97104	$12.07901	0
01/01/2011 to 12/31/2011	$12.07901	$10.20705	0
01/01/2012 to 12/31/2012	$10.20705	$11.91843	0
01/01/2013 to 12/31/2013	$11.91843	$16.32126	0
01/01/2014 to 12/31/2014	$16.32126	$16.65666	0
01/01/2015 to 12/31/2015	$16.65666	$16.41481	0
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96009	$12.53600	0
01/01/2011 to 12/31/2011	$12.53600	$12.07235	0
01/01/2012 to 12/31/2012	$12.07235	$13.16924	0
01/01/2013 to 12/31/2013	$13.16924	$17.31206	0
01/01/2014 to 12/31/2014	$17.31206	$17.47895	0
01/01/2015 to 12/31/2015	$17.47895	$17.13180	0
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96352	$11.39297	0
01/01/2011 to 12/31/2011	$11.39297	$10.41785	0
01/01/2012 to 12/31/2012	$10.41785	$11.97090	0
01/01/2013 to 12/31/2013	$11.97090	$15.99607	0
01/01/2014 to 12/31/2014	$15.99607	$16.37571	0
01/01/2015 to 12/31/2015	$16.37571	$15.23896	0
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99140	$10.62382	0
01/01/2011 to 12/31/2011	$10.62382	$10.53707	0
01/01/2012 to 12/31/2012	$10.53707	$11.62994	0
01/01/2013 to 12/31/2013	$11.62994	$13.21403	0
01/01/2014 to 12/31/2014	$13.21403	$13.60632	0
01/01/2015 to 12/31/2015	$13.60632	$13.23766	0
AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98505	$10.47018	0
01/01/2011 to 12/31/2011	$10.47018	$10.01575	0
01/01/2012 to 12/31/2012	$10.01575	$11.42003	0
01/01/2013 to 12/31/2013	$11.42003	$14.40301	0
01/01/2014 to 12/31/2014	$14.40301	$15.05291	0
01/01/2015 to 10/16/2015	$15.05291	$13.83192	0
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97029	$11.06509	0
01/01/2011 to 12/31/2011	$11.06509	$10.57896	0
01/01/2012 to 12/31/2012	$10.57896	$12.09650	0
01/01/2013 to 12/31/2013	$12.09650	$16.94341	0
01/01/2014 to 12/31/2014	$16.94341	$17.85268	0
01/01/2015 to 12/31/2015	$17.85268	$19.02559	0
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85896	$11.40251	0
01/01/2011 to 12/31/2011	$11.40251	$9.43499	0
01/01/2012 to 12/31/2012	$9.43499	$9.50688	0
01/01/2013 to 12/31/2013	$9.50688	$10.66755	0
01/01/2014 to 12/31/2014	$10.66755	$9.50673	0
01/01/2015 to 12/31/2015	$9.50673	$7.46513	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97939	$10.24482	0
01/01/2011 to 12/31/2011	$10.24482	$10.37455	0
01/01/2012 to 12/31/2012	$10.37455	$10.61596	0
01/01/2013 to 12/31/2013	$10.61596	$9.93654	0
01/01/2014 to 12/31/2014	$9.93654	$9.71700	0
01/01/2015 to 12/31/2015	$9.71700	$9.01330	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99771	$8.77077	0
01/01/2012 to 12/31/2012	$8.77077	$9.46811	0
01/01/2013 to 12/31/2013	$9.46811	$11.09563	0
01/01/2014 to 12/31/2014	$11.09563	$11.38453	0
01/01/2015 to 12/31/2015	$11.38453	$11.00146	0
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99771	$10.33336	0
01/01/2011 to 12/31/2011	$10.33336	$10.65525	0
01/01/2012 to 12/31/2012	$10.65525	$11.17547	0
01/01/2013 to 12/31/2013	$11.17547	$10.70590	0
01/01/2014 to 12/31/2014	$10.70590	$11.16093	0
01/01/2015 to 12/31/2015	$11.16093	$10.98822	0
Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97024	$10.57193	176
01/01/2011 to 12/31/2011	$10.57193	$10.10982	5
01/01/2012 to 09/21/2012	$10.10982	$11.23413	0

*	Denotes the start date of these sub-accounts

APPENDIX B – HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, AND SPOUSAL
HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT – NO LONGER AVAILABLE FOR NEW
ELECTIONS

These benefits were offered March 15, 2010 to January 23, 2011

Effective September 14, 2012, we are no longer accepting additional Purchase Payments for Annuities that have these benefits.

HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)

Highest Daily LifetimeSM 6 Plus (HD 6 Plus)SM is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. Highest Daily Lifetime 6 Plus is no longer available for election.

If you have elected this benefit, the benefit guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single “designated life” who is at least 45 years old on the benefit effective date. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount would be payable under the Highest Daily Lifetime 6 Plus benefit. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th benefit anniversary, your Periodic Value on the 10th or 20th benefit anniversary is equal to the greater of:

(1) the Periodic Value described above, or

(2) the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

(a) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

B-1

(b) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c) all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

In the rider for this benefit, we use slightly different terms for the calculation described. We use the term “Guaranteed Base Value” to refer to the Account Value on the effective date of the benefit, plus the amount of any “adjusted” Purchase Payments made within one year after the effective date of the benefit. “Adjusted” Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.

This means that: if you do not take a Lifetime Withdrawal on or before the 10th benefit anniversary, your Protected Withdrawal Value on the 10th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20th benefit anniversary, your Protected Withdrawal Value on the 20th anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10th or 20th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59  1/2 – 79, and 6% for ages 80 or older. (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183rd day after his/her 59th birthday). Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio. Reductions are based on the actual “gross” amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Thus, you should be aware that if you ask to receive a specified withdrawal amount that itself is not deemed Excess Income, with the understanding that any charges applicable to that withdrawal will be assessed from your remaining Account Value, then the amount of the withdrawal exceeding the Annual Income Amount would result in the withdrawal being treated as Excess Income.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

■ If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

■ If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2 – 79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in

B-2

an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Highest Daily Lifetime 6 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59  1/2; 5% for ages 59  1/2 – 79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

■ The Issue Date is November 1, 2010

■ The Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011

■  The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

■ The first withdrawal is a Lifetime Withdrawal

Example of dollar-for-dollar reductions

On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the

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ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$ 118,000.00
Amount of “non” Excess Income	$ 3,500.00
Account Value immediately before Excess Income of $1,500	$ 114,500.00
Excess Income amount	$ 1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$ 6,000.00
1.31% Reduction in Annual Income Amount	$ 78.60
Annual Income Amount for future Annuity Years	$ 5,921.40

Example of Highest Daily Auto Step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is higher than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$ 238,000.00	$ 238,000.00	$ 11,900.00
June 29	$ 226,500.00	$ 228,009.60	$ 11,400.48
June 30	$ 226,800.00	$ 228,009.60	$ 11,400.48
July 1	$ 233,500.00	$ 233,500.00	$ 11,675.00
July 2	$ 231,900.00	$ 233,500.00	$ 11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

■ The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

■  This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

■ The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

■ The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value” earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-

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Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

■ The Issue Date is December 1

■ The Highest Daily Lifetime 6 Plus benefit is elected on September 1

■  The Account Value at benefit election was $105,000

■ The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

■ No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

On October 3, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$ 15,000
Divided by Account Value before withdrawal	$ 120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%) Protected Withdrawal Value	$ 109,375
10 th benefit year Minimum Periodic Value	$ 183,750
20 th benefit year Minimum Periodic Value	$ 367,500

Required Minimum Distributions

Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

A “Calendar Year” runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

■ the remaining Annual Income Amount for that Annuity Year; plus

■  the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

Example

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2014 to 12/31/2014	06/01/2014 to 05/31/2015	01/01/2015 to 12/31/2015

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Assume the following:

■ RMD Amount for Both Calendar Years = $6,000;

■  Annual Income Amount = $5,000; and

■  A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

■ The remaining Annual Income for that Annuity Year ($3,000); plus

■  The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

■ If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

■ If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

■ If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Benefits Under Highest Daily Lifetime 6 Plus

■ To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, the Highest Daily Lifetime 6 Plus benefit terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

■ Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

■  If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

■ In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

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Other Important Considerations

■ Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

■  Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

■  You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

■ You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A Summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

■ Transfers to and from the Permitted Sub-accounts, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

■  Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

■ Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

■ The current charge for Highest Daily Lifetime 6 Plus is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

We no longer permit elections of Highest Daily Lifetime 6 Plus. Previously, for elections of Highest Daily Lifetime 6 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

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If you participate in this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit.

Termination of the Benefit

You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective.

The benefit automatically terminates upon the first to occur of the following:

(i) your termination of the benefit;

(ii) your surrender of the Annuity;

(iii) the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv) our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v) both the Account Value and Annual Income Amount equal zero; or

(vi) you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate to the Permitted Sub-accounts or change your designations, as applicable.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates upon Due Proof of Death.

How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

An integral part of Highest Daily Lifetime 6 Plus (including Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to as the “Bond Sub-account”). This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of these benefits, we refer to those permitted Investment Options as the “Permitted Sub-accounts”. Because these restrictions and the use of the formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.

Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix H) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that

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difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

■ September 4 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

■ September 5 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4.

■ On September 5 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

■ Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Account Value in the Bond Sub-account, or

b) An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

■ Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

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■  If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

■ Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

■ The difference between your Account Value and your Protected Withdrawal Value;

■  The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;

■ The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

■ Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

■ Any withdrawals you take from your Annuity (while the benefit is in effect).

At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)

Spousal Highest Daily LifetimeSM 6 Plus (SHD6 PlusSM) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections.

If you have elected this benefit, the benefit guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result

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in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”

Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Currently, if you participate in Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.

Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must have been at least 50 years old and the oldest designated life must have been at least 55 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime 6 Plus benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional living benefit, although you may elect any optional death benefit.

As long as your Spousal Highest Daily Lifetime 6 Plus benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Spousal Highest Daily Lifetime 6 Plus benefit. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th benefit anniversary, your Periodic Value on the 10th or 20th benefit anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above or,

(2) the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c) all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

In the rider for this benefit, as respects the preceding paragraph, we use the term “Guaranteed Base Value” to refer to the Account Value on the effective date of the benefit, plus the amount of any “adjusted” Purchase Payments made within one year after the effective date of the benefit.

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“Adjusted” Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.

This means that: if you do not take a Lifetime Withdrawal on or before the 10th anniversary of the benefit, your Protected Withdrawal Value on the 10th Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20th anniversary of the benefit, your Protected Withdrawal Value on the 20th anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10th or 20th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual “gross” amount of the withdrawal, including any CDSC that may apply. Thus, you should be aware that if you ask to receive a specified withdrawal amount that itself is not deemed Excess Income, with the understanding that any charges applicable to that withdrawal will be assessed against your remaining Account Value, then the amount of the withdrawal exceeding the Annual Income Amount would result in the withdrawal being treated as Excess Income.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

■ If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

■ If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.

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Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

■ The Issue Date is November 1, 2010

■ The Spousal Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011

■  The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit

■ The first withdrawal is a Lifetime Withdrawal

Example of dollar-for-dollar reductions

On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

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Here is the calculation:

Account Value before Lifetime Withdrawal	$ 118,000.00
Amount of “non” Excess Income	$ 3,500.00
Account Value immediately before Excess Income of $1,500	$ 114,500.00
Excess Income amount	$ 1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$ 6,000.00
1.31% Reduction in Annual Income Amount	$ 78.60
Annual Income Amount for future Annuity Years	$ 5,921.40

Example of Highest Daily Auto Step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$ 238,000.00	$ 238,000.00	$ 10,710.00
June 29	$ 226,500.00	$ 227,994.52	$ 10,259.75
June 30	$ 226,800.00	$ 227,994.52	$ 10,259.75
July 1	$ 233,500.00	$ 233,500.00	$ 10,507.50
July 2	$ 231,900.00	$ 233,500.00	$ 10,507.50

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

■  The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

■ This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

■  The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

■  The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value” earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime

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Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

■ The Issue Date is December 1

■ The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1

■  The Account Value at benefit election was $105,000

■ The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit

■ No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

On October 3, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$ 15,000
Divided by Account Value before withdrawal	$ 120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$ 109,375
10 th benefit year Minimum Periodic Value	$ 183,750
20 th benefit year Minimum Periodic Value	$ 367,500

Required Minimum Distributions

See the sub-section entitled “Required Minimum Distributions” in the section above concerning Highest Daily Lifetime 6 Plus for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Benefits Under Spousal Highest Daily Lifetime 6 Plus

■ To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

■ Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

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■ If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

■ In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

Other Important Considerations

■ Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

■  Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

■  You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

■ You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

■ Transfers to and from the elected Sub-accounts, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

■  Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

■ Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

Charge for Spousal Highest Daily Lifetime 6 Plus

The current charge for Spousal Highest Daily Lifetime 6 Plus is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we

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deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime 6 Plus is no longer available. Spousal Highest Daily Lifetime 6 Plus could only be elected based on two designated lives. Designated lives must have been natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime 6 Plus only could be elected if the Owner, Annuitant, and Beneficiary designations were as follows:

■ One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. The younger Owner/Annuitant and the Beneficiary must be at least 50 years old and the older must be at least 55 years old at the time of election; or

■ Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. The younger Owner must be at least 50 years old and the older Owner must be at least 55 years old at the time of election; or

■ One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The younger of the Annuitant and the Contingent Annuitant must be at least 50 years old and the older must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

If you participate in this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value).

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective.

The benefit automatically terminates upon the first to occur of the following:

(i) upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii) upon the death of the second designated life;

(iii) your termination of the benefit;

(iv) your surrender of the Annuity;

(v) the latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi) both the Account Value and Annual Income Amount equal zero; or

(vii) you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, if applicable.

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“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.

See “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” above for information regarding this component of the benefit.

Additional Tax Considerations

Please see the Additional Tax Considerations section under Highest Daily Lifetime 6 Plus above.

FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, AND SPOUSAL

HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

Please see Appendix H: “Formula for Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of Living Benefits.”

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APPENDIX C – HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY
LIFETIME INCOME – NO LONGER AVAILABLE FOR NEW ELECTIONS

These benefits were offered January 24, 2011 to August 19, 2012.

Except for Annuities that were issued in Oregon, for Annuities that have one of these benefits, we currently limit additional Purchase Payments made after the benefit has been in effect for one year (the “benefit anniversary”) to $50,000 each benefit year. The benefit year begins on the date you elect an optional living benefit and continues through and includes the day immediately preceding the first anniversary of the date you elected the optional living benefit. Subsequent benefit years begin on the anniversary of the date you elected an optional living benefit and continue through and include the day immediately preceding the next anniversary of the date you elected the benefit.

Notwithstanding the $50,000 limit discussed above, we may further limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

■  if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

■  if we are not then offering this benefit for new issues; or

■ if we are offering a modified version of this benefit for new issues.

If we further exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the benefit that you elected to the level you originally intended. This means that you may no longer be able to increase the values associated with your optional living benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.

HIGHEST DAILY LIFETIME® INCOME BENEFIT

Highest Daily Lifetime® Income is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”

The income benefit under Highest Daily Lifetime Income currently is based on a single “designated life” who is at least 45 years old on the benefit effective date. Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus. For example, if the Annuity terminates in this scenario, you would no longer have any optional death benefit that you may have elected (see the Optional Death Benefits section of this prospectus).

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary is equal to the greater of:

(1) the Periodic Value described above, or

(2) the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

(a) 200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b) 200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c) all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary of the benefit, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).

Key Feature – Annual Income Amount under Highest Daily Lifetime Income

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older. Under the Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

■ If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

■ If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59  1/2; 5% for ages 59  1/2 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income . As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59  1/2; 5% for ages 59  1/2-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Highest Daily Lifetime Income does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:

■ The Issue Date is November 1, 2011

■ Highest Daily Lifetime Income is elected on August 1, 2012

■  The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income

■ The first withdrawal is a Lifetime Withdrawal

Example of dollar-for-dollar reductions

On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value,

in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime withdrawal	$ 118,000.00
Amount of “non” Excess Income	$ 3,500.00
Account Value immediately before Excess Income of $1,500	$ 114,500.00
Excess Income amount	$ 1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$ 6,000.00
1.31% Reduction in Annual Income Amount	$ 78.60
Annual Income Amount for future Annuity Years	$ 5,921.40

Example of Highest Daily Auto Step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$ 238,000.00	$ 238,000.00	$ 11,900.00
June 29	$ 226,500.00	$ 228,009.60	$ 11,400.48
June 30	$ 226,800.00	$ 228,009.60	$ 11,400.48
July 1	$ 233,500.00	$ 233,500.00	$ 11,675.00
July 2	$ 231,900.00	$ 233,500.00	$ 11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

■ The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

■  This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

■ The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

■ The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this season will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

■ The Issue Date is December 1

■ Highest Daily Lifetime Income is elected on September 1

■  The Account Value at benefit election was $105,000

■ The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income

■  No previous withdrawals have been taken under Highest Daily Lifetime Income

On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$ 15,000
Divided by Account Value before withdrawal	$ 120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$ 109,375
12 th benefit year Minimum Periodic Value	$ 183,750

Required Minimum Distributions

Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70  1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

A “Calendar Year” runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

■ the remaining Annual Income Amount for that Annuity Year; plus

■  the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

Example

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2014 to 12/31/2014	06/01/2014 to 05/31/2015	01/01/2015 to 12/31/2015

Assume the following:

■ RMD Amount for Both Calendar Years = $6,000;

■  Annual Income Amount = $5,000; and

■  A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

■ The remaining Annual Income for that Annuity Year ($3,000); plus

■  The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

■ If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

■ If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

■ If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Benefits Under Highest Daily Lifetime Income

■ To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

■ Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

■ If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

■ In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

Other Important Considerations

■ Withdrawals under Highest Daily Lifetime Income benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

■  Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

■  You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

■ You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

■ Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

■  Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

■ If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

■  Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Highest Daily Lifetime Income reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

■ The current charge for Highest Daily Lifetime Income is 0.95% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the

“Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

For Highest Daily Lifetime Income, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income will be based on your Account Value on the effective date of Highest Daily Lifetime Income. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate Highest Daily Lifetime Income at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i) your termination of the benefit;

(ii) your surrender of the Annuity;

(iii) the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv) our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v) both the Account Value and Annual Income Amount equal zero; or

(vi) you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

An integral part of Highest Daily Lifetime Income (including Spousal Highest Daily Lifetime Income) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”). This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Income. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is set forth in Appendix I (and is described below).

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Income. For purposes of these benefits, we refer to those permitted Investment Options as the “Permitted Sub-accounts”. Because these restrictions and the use of the formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.

Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix H) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits with respect to the X Series), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

■ September 4 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

■ September 5 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4.

■ On September 5 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

■ Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime Income, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Income and existing Annuities that elect Highest Daily Lifetime Income in the future, however, we reserve the right to change such values.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Account Value in the Bond Sub-account, or

b) An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

■  Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

■ If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

■ Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

■ The difference between your Account Value and your Protected Withdrawal Value;

■  The amount of time Highest Daily Lifetime Income has been in effect on your Annuity;

■ The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

■ Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

■ Any withdrawals you take from your Annuity (while the benefit is in effect).

At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

SPOUSAL HIGHEST DAILY LIFETIME® INCOME BENEFIT

Spousal Highest Daily Lifetime® Income Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”

Spousal Highest Daily Lifetime Income is the spousal version of Highest Daily Lifetime Income. Currently, if you elect Spousal Highest Daily Lifetime Income and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.

Spousal Highest Daily Lifetime Income must be elected based on two designated lives, as described below. Each designated life must be at least 45 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit.

As long as your Spousal Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus. For example, if the Annuity terminates in this scenario, you would no longer have any optional death benefit that you may have elected (see “Minimum Death Benefit” earlier in the prospectus).

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary of the effective date of the benefit, your Periodic Value on the 12th benefit anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above or,

(2) the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a) 200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b) 200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c) all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).

Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2; 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

■ If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

■ If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Spousal Highest Daily Lifetime Income does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:

■ The Issue Date is November 1

■ Spousal Highest Daily Lifetime Income is elected on August 1

■  Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income

■ The first withdrawal is a Lifetime Withdrawal

Example of dollar-for-dollar reductions

On October 24 the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$ 118,000.00
Amount of “non” excess withdrawal	$ 2,900.00
Account Value immediately before excess withdrawal of $2,100	$ 115,100.00
Excess withdrawal amount	$ 2,100.00
Ratio ($2,100 / $115,100 = 1.82%)	1.82%
Annual Income Amount	$ 5,400.00
1.82% Reduction in Annual Income Amount	$ 98.28
Annual Income Amount for future Annuity Years	$ 5,301.72

Example of Highest Daily Auto Step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$ 238,000.00	$ 238,000.00	$ 10,710.00
June 29	$ 226,500.00	$ 227,994.52	$ 10,259.75
June 30	$ 226,800.00	$ 227,994.52	$ 10,259.75
July 1	$ 233,500.00	$ 233,500.00	$ 10,507.50
July 2	$ 231,900.00	$ 233,500.00	$ 10,507.50

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

■  The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

■ This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

■  The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

■  The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income

Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

■ The Issue Date is December 1, 2011

■ Spousal Highest Daily Lifetime Income is elected on September 4, 2012

■  The Account Value at benefit election was $105,000

■ Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income

■ No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income

On October 3, 2012, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2012 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$ 15,000
Divided by Account Value before withdrawal	$ 120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%) Protected Withdrawal Value	$ 109,375
12 th benefit year Minimum Periodic Value	$ 183,750

Required Minimum Distributions

See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Benefits Under Spousal Highest Daily Lifetime Income

■  To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

■  Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

■  If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

■ In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

Other Important Considerations

■ Withdrawals under the Spousal Highest Daily Lifetime Income benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

■  Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

■  You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

■ You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

■ Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

■ Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

■ If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

■ Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.

Charge for Spousal Highest Daily Lifetime Income

The current charge for Spousal Highest Daily Lifetime Income is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime Income can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

■ One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 45 years old at the time of election; or

■ Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 45 years old at the time of election; or

■  One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 45 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i) upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii) upon the death of the second designated life;

(iii) your termination of the benefit;

(iv) your surrender of the Annuity;

(v) the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi) both the Account Value and Annual Income Amount equal zero; or

(vii) you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime Income other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

How Spousal Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-Accounts and the AST Investment Grade Bond Sub-Account

See “How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income above for information regarding this component of the benefit.

Additional Tax Considerations

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income above.

APPENDIX D – HIGHEST DAILY LIFETIME INCOME 2.0, SPOUSAL HIGHEST DAILY
LIFETIME INCOME 2.0, HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL
DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST
ANNUAL DEATH BENEFIT – NO LONGER AVAILABLE FOR NEW ELECTIONS

These benefits were offered August 20, 2012 to February 24, 2013.

HIGHEST DAILY LIFETIME® INCOME 2.0 BENEFIT

Highest Daily Lifetime® Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income 2.0 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”

The income benefit under Highest Daily Lifetime Income 2.0 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income 2.0. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12th Anniversary of the effective date of the benefit, your Periodic Value on the 12th Anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above, or

(2) the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

(a) 200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b) 200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c) all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking withdrawals prior to your 12th benefit anniversary, however, this automatic increase will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).

Please note that if you elect Highest Daily Lifetime Income 2.0, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature – Annual Income Amount under Highest Daily Lifetime Income 2.0

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under the Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

■ If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

■ If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income 2.0. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Highest Daily Lifetime Income 2.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:

■ The Issue Date is November 1

■ Highest Daily Lifetime Income 2.0 is elected on August 1

■  The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0

■ The first withdrawal is a Lifetime Withdrawal

Example of dollar-for-dollar reductions

On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime withdrawal	$ 118,000.00
Amount of “non” Excess Income	$ 3,500.00
Account Value immediately before Excess Income of $1,500	$ 114,500.00
Excess Income amount	$ 1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$ 6,000.00
1.31% Reduction in Annual Income Amount	$ 78.60
Annual Income Amount for future Annuity Years	$ 5,921.40

Example of Highest Daily Auto Step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$ 238,000.00	$ 238,000.00	$ 11,900.00
June 29	$ 226,500.00	$ 228,009.60	$ 11,400.48
June 30	$ 226,800.00	$ 228,009.60	$ 11,400.48
July 1	$ 233,500.00	$ 233,500.00	$ 11,675.00
July 2	$ 231,900.00	$ 233,500.00	$ 11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

■ The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

■  This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

■ The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

■ The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

■ The Issue Date is December 3

■ Highest Daily Lifetime Income 2.0 is elected on September 4

■  The Account Value at benefit election was $105,000

■ The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0

■  No previous withdrawals have been taken under Highest Daily Lifetime Income 2.0

On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$ 15,000
Divided by Account Value before withdrawal	$ 120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$ 109,375
12 th benefit year Minimum Periodic Value	$ 183,750

Required Minimum Distributions

Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

A “Calendar Year” runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

■ the remaining Annual Income Amount for that Annuity Year; plus

■  the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

Example

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2014 to 12/31/2014	06/01/2014 to 05/31/2015	01/01/2015 to 12/31/2015

Assume the following:

■ RMD Amount for Both Calendar Years = $6,000;

■  Annual Income Amount = $5,000; and

■  A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

■ The remaining Annual Income for that Annuity Year ($3,000); plus

■  The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

■ If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

■ If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

■ If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Benefits Under Highest Daily Lifetime Income 2.0

■ To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income 2.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

■  Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

■ If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

■ In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

Other Important Considerations

■ Withdrawals under Highest Daily Lifetime Income 2.0 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

■  Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

■  You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

■ You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

■ Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

■  Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

■ If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

■ Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income 2.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

■ The current charge for Highest Daily Lifetime Income 2.0 is 1.00% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

For Highest Daily Lifetime Income 2.0, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-

election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income 2.0, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income 2.0 will be based on your Account Value on the effective date of Highest Daily Lifetime Income 2.0. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate Highest Daily Lifetime Income 2.0 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i) your termination of the benefit;

(ii) your surrender of the Annuity;

(iii) the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv) our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v) both the Account Value and Annual Income Amount equal zero; or

(vi) you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income 2.0 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

Overview of the Predetermined Mathematical Formula

Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income 2.0 suite of benefits, while managing the risk associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income 2.0 suite is the predetermined mathematical formula used to transfer Account Value between the Permitted Subaccounts and the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”. The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income 2.0 suite of benefits.

The formula is set forth in Appendix I (and is described below).

The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. It may also limit the potential for your Account Value to grow.

However, in addition to providing lifetime income when your Account Value is reduced to zero, Highest Daily Lifetime Income 2.0 can potentially dampen the impact of volatility on your Account Value during extreme market downturns by transferring assets from your chosen investments into the Bond Sub-account as described above. This occurs pursuant to the predetermined mathematical formula, which can limit the possibility or reduce the amount of a significant loss of Account Value, and potentially provide a higher income stream in retirement.

The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you.

Transfer Activity Under the Formula

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.

It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while money is invested in it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

■ The difference between your Account Value and your Protected Withdrawal Value;

■  The amount of time the benefit has been in effect on your Annuity;

■ The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

■ Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

■ Any withdrawals you take from your Annuity (while the benefit is in effect).

Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

How the Formula Operates

Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

(1) First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.

(2) Second, we subtract any amounts invested in the Bond Sub-account (“B”) from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts (“V”). We refer to this resulting value as the “Target Ratio” or “R”.

(3) Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

(4) If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

The Formula is:

R = (L – B)/ V

More specifically, the formula operates as follows:

(1) We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix H) for that day by 5% and by the applicable Annuity Factor found in Appendix I. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits with respect to the X Series), and any withdrawals of Excess Income.

Example (assume the Income Basis is $200,000, and the contract is 11  1/2 months old, resulting in an annuity factor of 14.95)

Target Value (L) = $200,000 x 5% x 14.95 = $149,500

(2) Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).

Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

Target Ratio (R) = ($149,500 – 0)/$179,500 = 83.3%

(3) If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

(4) In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

The 90% Cap

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

Monthly Transfers

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Account Value in the Bond Sub-account, or

b) An amount equal to 5% of your total Account Value.

Other Important Information

■  The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.

■ While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

■ Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

■ If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

■ Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

■ If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.

■ Additional Purchase Payments to your Annuity do not increase “B” within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.

■ If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income 2.0 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

SPOUSAL HIGHEST DAILY LIFETIME® INCOME 2.0 BENEFIT

Spousal Highest Daily Lifetime® Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”

Spousal Highest Daily Lifetime Income 2.0 is the spousal version of Highest Daily Lifetime Income 2.0. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.

Spousal Highest Daily Lifetime Income 2.0 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit.

As long as your Spousal Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income 2.0. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary is equal to the greater of:

(1) the Periodic Value described above or,

(2) the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a) 200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b) 200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c) all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary of the benefit, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking withdrawals prior to your 12th benefit anniversary, however, this automatic increase will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).

Please note that if you elect Spousal Highest Daily Lifetime Income 2.0, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income 2.0

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

■ If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

■ If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Spousal Highest Daily Lifetime Income 2.0 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:

■ The Issue Date is November 1, 2012

■ Spousal Highest Daily Lifetime Income 2.0 is elected on August 1, 2013

■  Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income 2.0

■ The first withdrawal is a Lifetime Withdrawal

Example of dollar-for-dollar reductions

On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is

4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$ 118,000.00
Amount of “non” excess withdrawal	$ 2,900.00
Account Value immediately before excess withdrawal of $2,100	$ 115,100.00
Excess withdrawal amount	$ 2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$ 5,400.00
1.82% Reduction in Annual Income Amount	$ 98.28
Annual Income Amount for future Annuity Years	$ 5,301.72

Example of Highest Daily Auto Step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$ 238,000.00	$ 238,000.00	$ 10,710.00
June 29	$ 226,500.00	$ 227,994.52	$ 10,259.75
June 30	$ 226,800.00	$ 227,994.52	$ 10,259.75
July 1	$ 233,500.00	$ 233,500.00	$ 10,507.50
July 2	$ 231,900.00	$ 233,500.00	$ 10,507.50

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

■  The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

■ This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

■  The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

■  The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income 2.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

■ The Issue Date is December 3, 2012

■ Spousal Highest Daily Lifetime Income 2.0 is elected on September 4, 2013

■  The Account Value at benefit election was $105,000

■ Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income 2.0

■ No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income 2.0

On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$ 15,000
Divided by Account Value before withdrawal	$ 120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%) Protected Withdrawal Value	$ 109,375
12 th benefit year Minimum Periodic Value	$ 183,750

Required Minimum Distributions

See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Benefits Under Spousal Highest Daily Lifetime Income 2.0

■ To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life.

After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income 2.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

■ Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

■ If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

■ In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

Other Important Considerations

■ Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

■  Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

■  You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

■ You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

■ Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

■ Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

■ If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

■ Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income 2.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

Charge for the Spousal Highest Daily Lifetime Income v2.0

The current charge for Spousal Highest Daily Lifetime Income 2.0 is 1.10% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime Income 2.0 can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income 2.0 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

■ One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or

■ Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or

■  One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income 2.0, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income 2.0 will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income 2.0. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i) upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated (ii) life;

(ii) upon the death of the second designated life;

(iii) your termination of the benefit;

(iv) your surrender of the Annuity;

(v) the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi) both the Account Value and Annual Income Amount equal zero; or

(vii) you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.

Upon termination of Spousal Highest Daily Lifetime Income 2.0 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

How Spousal Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-Accounts and the AST Investment Grade Bond Sub-Account

See “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.

Additional Tax Considerations

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT

Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit (“HA DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). Highest Daily Lifetime Income 2.0 with HA DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”

Highest Daily Lifetime Income 2.0 is offered with or without the HA DB component; however, you may only elect HA DB with Highest Daily Lifetime Income 2.0, and you must elect the HA DB benefit at the time you elect Highest Daily Lifetime Income 2.0. If you elect Highest Daily Lifetime Income 2.0 without HA DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income 2.0 with HA DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.

The income benefit under Highest Daily Lifetime Income 2.0 with HA DB currently is based on a single “designated life” who is between the ages of 50 and 79 on the benefit effective date. As long as your Highest Daily Lifetime Income 2.0 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income 2.0 with HA DB (including no payment of the Highest Annual Death Benefit Amount).

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary is equal to the greater of:

(1) the Periodic Value described above, or

(2) the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

(a) 200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b) 200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c) all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a withdrawal on or before the 12th benefit anniversary of the benefit, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking withdrawals prior to your 12th benefit anniversary, however, this automatic increase will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).

Please note that if you elect Highest Daily Lifetime Income 2.0 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature – Annual Income Amount under Highest Daily Lifetime Income 2.0 with HA DB

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

■ If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

■ If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 -54 ; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income 2.0 with HA DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The

Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Highest Daily Lifetime Income 2.0 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

■ The Issue Date is November 1, 2012

■ Highest Daily Lifetime Income 2.0 with HA DB is elected on August 1, 2013

■  The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0 with HA DB

■ The first withdrawal is a Lifetime Withdrawal

Example of dollar-for-dollar reductions

On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

Here is the calculation:

Annual Income Amount		Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal	$ 118,000.00	Account Value before Lifetime Withdrawal	$ 118,000.00
Amount of “non” Excess Income	$ 3,500.00	Amount of “non” Excess Income	$ 3,500.00
Account Value immediately before		Account Value immediately before
Excess Income of $1,500	$ 114,500.00	Excess Income of $1,500	$ 114,500.00
Excess Income amount	$ 1,500.00	Excess Income amount	$ 1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%	Ratio ($1,500 / $114,500 = 1.31%)	1.31%
Annual Income Amount	$ 6,000.00	HA DB Amount	$ 109,420.00
1.31% Reduction in Annual Income Amount	$ 78.60	1.31% Reduction in Annual Income Amount	$ 1,433.40
Annual Income Amount for		Highest Annual Death
future Annuity Years	$ 5,921.40	Benefit Amount	$ 107,986.60

Example of Highest Daily Auto Step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$ 238,000.00	$ 238,000.00	$ 11,900.00
June 29	$ 226,500.00	$ 228,009.60	$ 11,400.48
June 30	$ 226,800.00	$ 228,009.60	$ 11,400.48
July 1	$ 233,500.00	$ 233,500.00	$ 11,675.00
July 2	$ 231,900.00	$ 233,500.00	$ 11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

■ The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

■  This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

■ The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

■ The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 5%, generating an Annual Income Amount of $5,950.00. Since this amount is greater than the current year’s Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2013 and continuing through October 31, 2014, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income 2.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0 with HA DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above) and the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

■ The Issue Date is December 3

■ Highest Daily Lifetime Income 2.0 with HA DB is elected on September 4

■  The Account Value at benefit election was $105,000

■ The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0 with HA DB

■ No previous withdrawals have been taken under Highest Daily Lifetime Income 2.0 with HA DB

On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$ 15,000.00
Divided by Account Value before withdrawal	$ 120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$ 109,375.00
12th benefit year Minimum Periodic Value	$ 183,750.00
Highest Annual Death Benefit Amount	$ 100,992.50

Required Minimum Distributions

Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied:

A “Calendar Year” runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

■ the remaining Annual Income Amount for that Annuity Year; plus

■  the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

Example

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2014 to 12/31/2014	06/01/2014 to 05/31/2015	01/01/2015 to 12/31/2015

Assume the following:

■ RMD Amount for Both Calendar Years = $6,000;

■  Annual Income Amount = $5,000; and

■  A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

■ The remaining Annual Income for that Annuity Year ($3,000); plus

■  The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

■ If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

■ If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

■ If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Highest Annual Death Benefit

A Death Benefit is payable under Highest Daily Lifetime Income 2.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity-owned), also referred to as the “Single Designated Life”, when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Annual Death Benefit Amount described below.

Highest Annual Death Benefit Amount:

On the date you elect Highest Daily Lifetime Income 2.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

(1) The Account Value on the current Valuation Day; and

(2) The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

■ increased by any Purchase Payments made since that anniversary and,

■  reduced by the effect of withdrawals made since that anniversary, as described below.

Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income 2.0 with HA DB.

On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

The Highest Annual Death Benefit will be calculated on the date of death of the decedent and will be:

■  increased by the amount of any additional Adjusted Purchase Payments, and

■ reduced by the effect of any withdrawals (as described in the preceding paragraph),

made during the period between the decedent’s date of death and the date we receive Due Proof of Death.

Please note that the Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income 2.0 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.

All other provisions applicable to Death Benefits under your Annuity will continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.

Benefits Under Highest Daily Lifetime Income 2.0 with HA DB

■ To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income 2.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income 2.0 with HA DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

■ Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.

■ Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HA DB, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

■ If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

■ In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

Other Important Considerations

■ Withdrawals under Highest Daily Lifetime Income 2.0 with HA DB are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

■  Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

■  You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

■ You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

■ Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

■  Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

■ If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

■ Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income 2.0 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

Charge for Highest Daily Lifetime Income 2.0 with HA DB

The current charge for Highest Daily Lifetime Income 2.0 with HA DB is 1.40% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.35% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

For Highest Daily Lifetime Income 2.0 with HA DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0 with HA DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0 with HA DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Income 2.0 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income 2.0 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income 2.0 with HA DB, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income 2.0 with HA DB will be based on your Account Value on the effective date of Highest Daily Lifetime Income 2.0 with HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 with HA DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate Highest Daily Lifetime Income 2.0 with HA DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HA DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i) your termination of the benefit;

(ii) your surrender of the Annuity;

(iii) when annuity payments begin (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv) our receipt of Due Proof of Death of the Owner (or Annuitant if entity-owned);

(v) both the Account Value and Annual Income Amount equal zero; or

(vi) you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income 2.0 with HA DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 with HA DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime Income 2.0 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

See “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.

Additional Tax Considerations

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT

Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit (“HA DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 with HA DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

An integral component of Spousal Highest Daily Lifetime Income 2.0 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”

Spousal Highest Daily Lifetime Income 2.0 with HA DB is the spousal version of Highest Daily Lifetime Income 2.0 with HA DB. Spousal Highest Daily Lifetime Income 2.0 is offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income 2.0, and you must elect the HA DB benefit at the time you elect Spousal Highest Daily Lifetime Income 2.0. If you elect Spousal Highest Daily Lifetime Income 2.0 without HA DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income 2.0 with HA DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” for details.

Spousal Highest Daily Lifetime Income 2.0 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 with HA DB due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income 2.0 with HA DB is not available if you elect any other optional living or death benefit.

As long as your Spousal Highest Daily Lifetime Income 2.0 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary of the effective date of the benefit, your Periodic Value on the 12th benefit anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above or,

(2) the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a) 200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b) 200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c) all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

This means that if you do not take a withdrawal on or before the 12th benefit anniversary of the benefit, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).

Please note that if you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income 2.0 with HA DB

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

■ If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

■ If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Spousal Highest Daily Lifetime Income 2.0 with HA DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

■ The Issue Date is November 1, 2012

■ Spousal Highest Daily Lifetime Income 2.0 with HA DB is elected on August 1, 2013

■  Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income 2.0 with HA DB

■ The first withdrawal is a Lifetime Withdrawal

Example of dollar-for-dollar reductions

On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920.).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

Here is the calculation:

Annual Income Amount		Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal	$ 118,000.00	Account Value before Lifetime Withdrawal	$ 118,000.00
Amount of “non” Excess Income	$ 2,900.00	Amount of “non” Excess Income	$ 2,900.00
Account Value immediately before		Account Value immediately before
Excess Income of $2,100	$ 115,100.00	Excess Income of $2,100	$ 115,100.00
Excess Income amount	$ 2,100.00	Excess Income amount	$ 2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%	Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$ 5,400.00	HA DB Amount	$ 110,020.00
1.82% Reduction in Annual Income Amount	$ 98.28	1.82% Reduction in Annual Income Amount	$ 2,002.36
Annual Income Amount for		Highest Annual Death
future Annuity Years	$ 5,301.72	Benefit Amount	$ 108,017.64

Example of Highest Daily Auto Step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$ 238,000.00	$ 238,000.00	$ 10,710.00
June 29	$ 226,500.00	$ 227,994.52	$ 10,259.75
June 30	$ 226,800.00	$ 227,994.52	$ 10,259.75
July 1	$ 233,500.00	$ 233,500.00	$ 10,507.50
July 2	$ 231,900.00	$ 233,500.00	$ 10,507.50

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

■  The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

■ This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

■  The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

■  The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income 2.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with

Spousal Highest Daily Lifetime Income 2.0 with HA DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above) and the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

■ The Issue Date is December 3, 2012

■ Spousal Highest Daily Lifetime Income 2.0 with HA DB is elected on September 4, 2013

■  The Account Value at benefit election was $105,000

■ Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income 2.0 with HA DB

■ No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income 2.0 with HA DB

On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$ 15,000.00
Divided by Account Value before withdrawal	$ 120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$ 109,375.00
12th benefit year Minimum Periodic Value	$ 183,750.00
Highest Annual Death Benefit Amount	$ 100,992.50

Required Minimum Distributions

See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Highest Annual Death Benefit

A Death Benefit is payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Annual Death Benefit Amount described below.

Highest Annual Death Benefit Amount:

On the date you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

(1) The Account Value on the current Valuation Day; and

(2) The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

■ increased by any Purchase Payments made since that anniversary and,

■  reduced by the effect of withdrawals made since that anniversary, as described below.

Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income 2.0 with HA DB.

On each anniversary of the benefit effective date, up to and including the date of death of the Remaining Designated Life, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

The Highest Annual Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:

■  increased by the amount of any additional Adjusted Purchase Payments, and

■ reduced by the effect of any withdrawals (as described in the preceding paragraph),

made during the period between the decedent’s date of death and the date we receive Due Proof of Death.

Please note that Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Daily Lifetime Income 2.0 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.

All other provisions applicable to Death Benefits under your Annuity continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.

Benefits Under Spousal Highest Daily Lifetime Income 2.0 with HA DB

■  To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income 2.0 with HA DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

■  Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.

■ Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HA DB, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

■ If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

■  In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

Other Important Considerations

■ Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 with HA DB benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income

Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

■ Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

■ You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

■ You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

■ Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

■  Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

■ If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

■ Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income 2.0 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

■ Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income 2.0 with HA DB will remain in force unless we are instructed otherwise.

Charge for Spousal Highest Daily Lifetime Income v2.0 with HA DB

The current charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB is 1.50% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime Income 2.0 with HA DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income 2.0 with HA DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

■ One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be between 50 – 79 years old at the time of election; or

■ Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or

■  One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die, or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 with HA DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Income 2.0 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income 2.0 with HA DB will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income 2.0 with HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i) upon our receipt of Due Proof of Death of the first designated life who is an Owner (or who is the Annuitant if entity-owned), if the Remaining Designated Life elects not to continue the Annuity;

(ii) upon our receipt of Due Proof of Death of an Owner (or Annuitant if entity-owned) if the surviving spouse is not eligible to continue the benefit because such spouse is not a spousal designated life and there is any Account Value on the date of death;

(iii) upon our receipt of Due Proof of Death of the Remaining Designated Life if a Death Benefit is payable under this benefit;

(iv) your termination of the benefit;

(v) your surrender of the Annuity;

(vi) when annuity payments begin (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vii) both the Account Value and Annual Income Amount equal zero; or

(viii) you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime Income 2.0 with HA DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

How Spousal Highest Daily Lifetime Income 2.0 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

See “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.

Additional Tax Considerations

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

APPENDIX E: OPTIONAL DEATH BENEFITS

These benefits were offered March 15, 2010 to August 19, 2012.

One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your Beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. The optional Death Benefit is called the Highest Anniversary Value Death Benefit. The Highest Anniversary Value Death Benefit is not available with the Highest Daily Lifetime Income 2.0 with HA DB or the Spousal Highest Daily Lifetime Income 2.0 with HA DB. If you purchase either Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income 2.0 and withdrawals taken under either reduce your Account Value to Zero, your optional Death Benefit will terminate. Investment restrictions apply if you elect the optional Death Benefit. See the chart in the “Investment Options” section of the prospectus for a list of Investment Options available and permitted with the benefit. If subsequent to your election of the optional Death Benefit, we change our requirements as to how your Account Value must be allocated, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. We reserve the right to cease offering any optional Death Benefit.

Key Terms Used with the Highest Anniversary Value Death Benefit:

■ The Death Benefit Target Date for the Highest Anniversary Value Death Benefit initially is the later of (a) the anniversary of the Issue Date coinciding with or next following the date the oldest Owner (or Annuitant, if the Annuity is entity-owned) reaches age 80 and (b) the fifth anniversary of the Issue Date of the Annuity. If there is a change of Owner (or Annuitant, if the Annuity is entity-owned) prior to the Death Benefit Target Date, then we will set the Death Benefit Target Date with reference to the age of the oldest new Owner (or Annuitant). However, we will not change the Death Benefit Target Date if the change of Owner (or Annuitant, for an entity-owned Annuity) occurs after the previous Death Benefit Target Date.

■ The Highest Anniversary Value on the Issue Date is equal to your Account Value (including any Purchase Credits, in the case of the X Series). Thereafter, we calculate a Highest Anniversary Value on each anniversary of the Issue Date of the Annuity (“Annuity Anniversary”) up to and including the earlier of the date of death or attainment of the Death Benefit Target Date. On each such anniversary, the Anniversary Value is equal to the greater of (a) the previous Highest Anniversary Value and (b) the Account Value on each such Anniversary. Between such anniversaries, the Highest Anniversary Value is increased by the sum of all Purchase Payments (including any associated Purchase Credits) since the prior anniversary date and reduced by any Proportional Withdrawals since the prior anniversary date.

■ Proportional Withdrawals are determined by calculating the ratio of the amount of the withdrawal (including any applicable CDSC) to the Account Value as of the date of the withdrawal but immediately prior to the withdrawal. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), then we will reduce your Highest Anniversary Value ($125,000) by 10%, or $12,500.

Highest Anniversary Value Death Benefit (“HAV”)

If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is elected. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If an Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.

Calculation of Highest Anniversary Value Death Benefit

If the decedent’s date of death occurs before the Death Benefit Target Date, the Death Benefit equals the greater of:

1. the greater of the minimum Death Benefit described above, and

2. the Highest Anniversary Value as of the date on which we receive Due Proof of Death.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1. the minimum Death Benefit described above, and

2. the Highest Anniversary Value on the Death Benefit Target Date, plus any Purchase Payments (and associated Purchase Credits) since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date. This Death Benefit may not be an appropriate feature where the oldest Owner’s age (Annuitant if entity-owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFIT?

For elections of the Highest Anniversary Value Death Benefit, we impose a charge equal to 0.40%, per year of the daily net assets of the Sub-accounts. We deduct the charge to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefit. The additional annualized charge is deducted daily against your Account Value allocated to the Sub-accounts.

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Can I terminate the optional Death Benefit?

The Highest Anniversary Value Death Benefit may not be terminated by you once elected. The optional Death Benefit will terminate upon the first to occur of the following:

■ the date that the Death Benefit is determined, unless the Annuity is continued by a spouse Beneficiary;

■ upon your designation of a new Owner or Annuitant who, as of the effective date of the change, is older than the age at which we would then issue the Death Benefit (or if we do not then consent to continue the Death Benefit);

■ upon the Annuity Date;

■ upon surrender of the Annuity; or

■ if your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to be surrendered upon the death of the grantor if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the Beneficiary and it is not eligible for the Death Benefit provided under the Annuity.

Upon termination, we cease to assess the fee for the optional Death Benefit.

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APPENDIX F: FORMULA FOR GRO PLUS II

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

■ AV is the current Account Value of the Annuity

■  Vv is the current Account Value of the elected Sub-accounts of the Annuity

■ VF is the Account Value of any Fixed Allocations in the Annuity

■ B is the total current value of the AST bond portfolio Sub-account

■  Cl is the lower target value. Currently, it is 79%.

■ Ct is the middle target value. Currently, it is 82%.

■  Cu is the upper target value. Currently, it is 85%.

■ T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

■  Gi is the guarantee amount

■  Ni is the number of days until the maturity date

■  di is the discount rate applicable to the number of days until the maturity date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365)

Next the formula calculates the following formula ratio:

r	=	(L – B) / (Vv + VF)

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap.

The transfer amount is calculated by the following formula:

T	=	{Min (MAX(0, (.90 * (Vv + VF + B)) – B), [L – B – (Vv + VF) * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

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The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0. The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (Vv + VF) * Ct] / (1 – Ct))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

90% Cap Rule: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

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APPENDIX G – FORMULA FOR HIGHEST DAILY GRO II

FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010

The Following are the Terms and Definitions Referenced in the Transfer Calculation Formula:

■ AV is the current Account Value of the Annuity

■  Vv is the current Account Value of the elected Sub-accounts of the Annuity

■ VF is the Account Value of any Fixed Allocations in the Annuity

■ B is the total current value of the AST bond portfolio Sub-account

■  Cl is the lower target value. Currently, it is 79%.

■ Ct is the middle target value. Currently, it is 82%.

■  Cu is the upper target value. Currently, it is 85%.

■ T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

■  Gi is the guarantee amount

■  Ni is the number of days until the maturity date

■  di is the discount rate applicable to the number of days until the maturity date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365)

Next the formula calculates the following formula ratio:

r	=	(L – B) / (Vv + VF)

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap.

The transfer amount is calculated by the following formula:

T	=	{Min (MAX(0, (.90 * (Vv + VF + B)) – B), [L – B – (Vv + VF) * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0. The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (Vv + VF) * Ct] / (1 – Ct))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

90% Cap Rule: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010

The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

The following are the Terms and Definitions referenced in the Transfer Calculation Formula:

■ AV is the current Account Value of the Annuity

■  V V is the current Account Value of the elected Sub-accounts of the Annuity

■ V F is the current Account Value of the elected Fixed Rate Options of the Annuity

■ B is the total current value of the Transfer Account

■  C l is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

■ C t is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

■ C u is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

■ T is the amount of a transfer into or out of the Transfer Account

■  “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365)

Where:

■  Gi is the value of the Guarantee Amount or the Projected Future Guarantee

■ Ni is the number of days until the end of the Guarantee Period

■  di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF)

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% Cap Feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r > C u and if transfers have not been suspended due to the 90% Cap Feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

The transfer amount is calculated by the following formula:

T	=	{Min (MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

The formula will transfer assets out of the Transfer Account if r < C l and B > 0.

The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

APPENDIX H—FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE, HIGHEST
DAILY LIFETIME INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME INCOME SUITE AND
HIGHEST DAILY LIFETIME 6 PLUS SUITE OF LIVING BENEFITS

This Appendix describes the formula used with the following living benefits:

The Highest Daily Lifetime Income v2.1 Suite:

■ Highest Daily Lifetime Income v2.1;

■ Spousal Highest Daily Lifetime Income v2.1;

■ Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit; and

■  Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit.

The Highest Daily Lifetime Income 2.0 Suite (offered from August 20, 2012 to February 24, 2013):

■  Highest Daily Lifetime Income 2.0;

■  Spousal Highest Daily Lifetime Income 2.0;

■  Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit; and

■ Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit.

The Highest Daily Lifetime Income Suite (offered from January 24, 2011 to August 19, 2012):

■ Highest Daily Lifetime Income;

■ Spousal Highest Daily Lifetime Income.

The Highest Daily Lifetime 6 Plus Suite (offered from March 15, 2010 to January 23, 2011):

■ Highest Daily Lifetime 6 Plus Income Benefit;

■ Spousal Highest Daily Lifetime 6 Plus Income Benefit.

TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
AST INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

■ Cu – the upper target is established on the effective date of the Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of benefits (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

■ Cus – The secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%

■  Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

■  Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

■ L – the target value as of the current Valuation Day.

■  r – the target ratio.

■  a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)

■ V – the total value of all Permitted Sub-accounts in the Annuity.

■ B – the total value of the AST Investment Grade Bond Sub-account.

■ P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, including the amount of any associated Purchase Credits, and adjusted proportionally for Excess Income *, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding anniversary of the Issue Date, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted for withdrawals, as described herein.

■ T – the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.

■ TM – the amount of a monthly transfer out of the AST Investment Grade Bond Sub-account.

* Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

DAILY TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. Target Values are subject to change for new elections of this benefit on a going-forward basis.

L	=	0.05 * P * a

Daily Transfer Calculation:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / V

■  If on the third consecutive Valuation Day r > Cu and r (less or =) Cus or if on any day r > Cus, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the Fixed Allocations, if applicable, are transferred to the AST Investment Grade Bond Sub-account.

■ If r < Cl, and there are currently assets in the AST Investment Grade Bond Sub-account (B > 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts as described above.

90% CAP RULE: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, 0.90 * (V + B)) – B, [L – B – V * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and the Fixed Allocations to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – B – V * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts

Monthly Transfer Calculation

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (V + B))} (less than) (Cu * V – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (V + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

Targets referenced in the Transfer Calculation Formula:

Cu = [83%

Cus = 84.5%

Ct = 80%

Cl = 78%]

“a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06 **

* The values set forth in this table are applied to all ages.

** In all subsequent years and months thereafter, the annuity factor is 4.06

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY X SERIES, B SERIES, L SERIES AND C SERIESSM ANNUITY DESCRIBED IN PROSPECTUS (April 29, 2016)

(print your name)

(address)

(city/state/zip code)

Please see the section of this prospectus

entitled “How To Contact Us” for

where to send your request for
a Statement of Additional Information

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PART B
STATEMENT OF ADDITIONAL INFORMATION

April 29, 2016

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS

The Prudential Premier® Retirement Variable Annuity X SERIESSM ("X SERIES"), B SERIESSM ("B SERIES"), L SERIESSM ("L SERIES"), and C SERIESSM ("C SERIES") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). Each Annuity could be purchased by making an initial purchase payment of $10,000 (except the B Series, which has a $1,000 minimum initial purchase payment or more). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the X Series, the L Series, the B Series and the C Series prospectus dated April 29, 2016. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

TABLE OF CONTENTS

PAGE

Company	2
Experts	2
Principal Underwriter	2
Payments Made to Promote Sale of Our Products	2
Cyber Security Risk	3
Determination of Accumulation Unit Values	3
Separate Account Financial Information	A1
Company Financial Information	B1
Pruco Life Insurance Company 213 Washington Street Newark, NY 07102-2992	Prudential Annuity Service Center P.O. Box 7960 Philadelphia, PA 19176 Newark, NY 07102-2992 Telephone: (888) Pru-2888

The Prudential Premier Retirement Variable Annuity X SeriesSM ("X Series"), B SeriesSM ("B Series"), L SeriesSM (“L Series") and C SeriesSM ("C Series") are service marks of The Prudential Insurance Company of America.

1

COMPANY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

EXPERTS

The consolidated financial statements of Pruco Life Insurance Company of New Jersey and its subsidiary as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2015 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions of $72,744,013.77, $81,734,930 and $75,673,069 in 2015, 2014, and 2013, respectively. PAD retained none of those commissions.

As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.

In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.

Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2015) received payment with respect to annuity business during 2015 (or as to which a payment amount was accrued during

2

2015). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.

During 2015, non-cash compensation received by Firms and Entities ranged from $16.67 to $815,993.88. During 2015, cash compensation received by Firms ranged from $98.00 to $8,868,047.39.

CYBER SECURITY RISK

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life of New Jersey is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact Pruco Life of New Jersey and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life of New Jersey. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life of New Jersey, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life of New Jersey may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life of New Jersey in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life of New Jersey, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life of New Jersey cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less, (c) where:

(a) is the net result of:

3

(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus

(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(b) is the net result of:

(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus

(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(c) is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

As we have indicated in the prospectus, the Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges for each series. Here, we set out the remaining historical unit values.

4

Separate Account Financial Information

Appendix A

A-1

PREMIER RETIREMENT X SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: With HAV (2.25%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96742	$10.76805	431,320
01/01/2011 to 12/31/2011	$10.76805	$10.24627	569,139
01/01/2012 to 12/31/2012	$10.24627	$11.27388	806,989
01/01/2013 to 12/31/2013	$11.27388	$12.11939	802,985
01/01/2014 to 12/31/2014	$12.11939	$12.29910	647,650
01/01/2015 to 12/31/2015	$12.29910	$11.63528	512,860

AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97811	$10.87354	348,046
01/01/2011 to 12/31/2011	$10.87354	$10.64117	553,672
01/01/2012 to 12/31/2012	$10.64117	$11.82107	1,004,310
01/01/2013 to 12/31/2013	$11.82107	$13.46830	1,054,604
01/01/2014 to 12/31/2014	$13.46830	$13.96943	1,014,351
01/01/2015 to 12/31/2015	$13.96943	$13.76480	844,053

AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00664	$10.76870	23,270
01/01/2011 to 12/31/2011	$10.76870	$10.90278	42,296
01/01/2012 to 05/04/2012	$10.90278	$11.82160	0

AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98838	$10.72654	565,821
01/01/2011 to 12/31/2011	$10.72654	$10.35809	1,067,308
01/01/2012 to 12/31/2012	$10.35809	$11.38784	1,565,142
01/01/2013 to 12/31/2013	$11.38784	$13.09623	1,621,607
01/01/2014 to 12/31/2014	$13.09623	$13.63647	1,579,618
01/01/2015 to 12/31/2015	$13.63647	$13.39310	1,504,311

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99813	$9.12934	109,338
01/01/2012 to 12/31/2012	$9.12934	$9.98507	332,209
01/01/2013 to 12/31/2013	$9.98507	$10.81976	308,527
01/01/2014 to 12/31/2014	$10.81976	$11.09403	287,171
01/01/2015 to 12/31/2015	$11.09403	$10.51899	273,968

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99813	$10.45644	0
01/01/2014 to 12/31/2014	$10.45644	$10.58691	10,589
01/01/2015 to 12/31/2015	$10.58691	$10.37692	19,213

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/15/2010 to 12/31/2010	$10.00755	$10.05702	24,185
01/01/2011 to 12/31/2011	$10.05702	$10.05211	39,230
01/01/2012 to 12/31/2012	$10.05211	$10.28689	78,036
01/01/2013 to 12/31/2013	$10.28689	$9.83673	83,774
01/01/2014 to 12/31/2014	$9.83673	$9.60622	86,982
01/01/2015 to 12/31/2015	$9.60622	$9.43559	80,326

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/15/2010 to 12/31/2010	$10.00648	$10.32899	450,024
01/01/2011 to 12/31/2011	$10.32899	$10.41787	569,705
01/01/2012 to 12/31/2012	$10.41787	$11.13235	1,024,129
01/01/2013 to 12/31/2013	$11.13235	$10.68201	1,278,914
01/01/2014 to 12/31/2014	$10.68201	$10.88347	1,158,148
01/01/2015 to 12/31/2015	$10.88347	$10.41425	1,032,478

AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97130	$10.53656	19,689
01/01/2011 to 12/31/2011	$10.53656	$9.69501	19,373
01/01/2012 to 12/31/2012	$9.69501	$10.73072	21,727
01/01/2013 to 12/31/2013	$10.73072	$13.78623	40,139
01/01/2014 to 12/31/2014	$13.78623	$14.85941	44,985
01/01/2015 to 12/31/2015	$14.85941	$13.83294	39,423

AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97730	$10.80703	209,707
01/01/2011 to 12/31/2011	$10.80703	$10.30795	279,185
01/01/2012 to 12/31/2012	$10.30795	$11.45833	434,151
01/01/2013 to 12/31/2013	$11.45833	$13.74096	506,491
01/01/2014 to 12/31/2014	$13.74096	$14.37133	498,602
01/01/2015 to 12/31/2015	$14.37133	$14.12289	506,696

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99813	$11.60224	0
01/01/2014 to 12/31/2014	$11.60224	$12.88470	1,467
01/01/2015 to 12/31/2015	$12.88470	$12.14491	5,444

AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95952	$11.75731	24,817
01/01/2011 to 12/31/2011	$11.75731	$12.25065	40,377
01/01/2012 to 12/31/2012	$12.25065	$13.81247	109,176
01/01/2013 to 12/31/2013	$13.81247	$13.92468	98,098
01/01/2014 to 12/31/2014	$13.92468	$17.81930	102,459
01/01/2015 to 12/31/2015	$17.81930	$18.26214	103,971

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99813	$9.64900	3,148
01/01/2014 to 12/31/2014	$9.64900	$9.91319	104,245
01/01/2015 to 12/31/2015	$9.91319	$9.68072	34,901

AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99813	$10.85511	206,039
01/01/2011 to 12/31/2011	$10.85511	$10.34889	247,194
01/01/2012 to 12/31/2012	$10.34889	$11.49502	437,823
01/01/2013 to 12/31/2013	$11.49502	$13.39658	485,839
01/01/2014 to 12/31/2014	$13.39658	$13.84410	454,057
01/01/2015 to 10/16/2015	$13.84410	$13.74310	0

AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97561	$10.98843	258,959
01/01/2011 to 12/31/2011	$10.98843	$10.57997	507,010
01/01/2012 to 12/31/2012	$10.57997	$11.44137	854,714
01/01/2013 to 12/31/2013	$11.44137	$12.83487	832,978
01/01/2014 to 12/31/2014	$12.83487	$12.94154	823,214
01/01/2015 to 12/31/2015	$12.94154	$12.77566	832,108

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99813	$10.70371	619,060
01/01/2013 to 12/31/2013	$10.70371	$13.02350	645,500
01/01/2014 to 12/31/2014	$13.02350	$13.13503	607,006
01/01/2015 to 10/16/2015	$13.13503	$12.52486	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99813	$10.77151	15,495
01/01/2014 to 12/31/2014	$10.77151	$10.79851	15,260
01/01/2015 to 10/16/2015	$10.79851	$10.25755	0

AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.96980	$11.51747	12,869
01/01/2011 to 12/31/2011	$11.51747	$10.69136	17,786
01/01/2012 to 12/31/2012	$10.69136	$13.25162	36,915
01/01/2013 to 12/31/2013	$13.25162	$13.51659	37,775
01/01/2014 to 12/31/2014	$13.51659	$15.05211	29,298
01/01/2015 to 12/31/2015	$15.05211	$14.70024	27,431

AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01813	$10.75477	22,512
01/01/2011 to 12/31/2011	$10.75477	$10.09718	34,079
01/01/2012 to 12/31/2012	$10.09718	$11.82032	50,019
01/01/2013 to 12/31/2013	$11.82032	$14.99061	68,861
01/01/2014 to 02/07/2014	$14.99061	$14.73793	0

AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99138	$10.73926	21,588
01/01/2011 to 12/31/2011	$10.73926	$9.91864	24,033
01/01/2012 to 12/31/2012	$9.91864	$11.60183	41,367
01/01/2013 to 12/31/2013	$11.60183	$15.14494	39,916
01/01/2014 to 12/31/2014	$15.14494	$16.74843	38,179
01/01/2015 to 12/31/2015	$16.74843	$15.61495	150,026

AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01945	$11.38858	35,051
01/01/2011 to 12/31/2011	$11.38858	$10.80123	49,124
01/01/2012 to 12/31/2012	$10.80123	$12.62870	95,041
01/01/2013 to 12/31/2013	$12.62870	$16.31849	121,937
01/01/2014 to 12/31/2014	$16.31849	$17.79006	124,673
01/01/2015 to 12/31/2015	$17.79006	$16.40110	209,622

AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98787	$10.67608	206,860
01/01/2011 to 12/31/2011	$10.67608	$10.38337	308,578
01/01/2012 to 12/31/2012	$10.38337	$11.17746	483,836
01/01/2013 to 12/31/2013	$11.17746	$11.99906	421,762
01/01/2014 to 12/31/2014	$11.99906	$12.20300	344,665
01/01/2015 to 12/31/2015	$12.20300	$11.81989	310,472

AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96476	$11.46350	54,705
01/01/2011 to 12/31/2011	$11.46350	$11.35182	69,813
01/01/2012 to 12/31/2012	$11.35182	$12.83700	117,064
01/01/2013 to 12/31/2013	$12.83700	$17.41854	122,380
01/01/2014 to 12/31/2014	$17.41854	$18.25228	122,259
01/01/2015 to 12/31/2015	$18.25228	$16.86128	116,588

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98574	$10.64323	18,467
01/01/2011 to 12/31/2011	$10.64323	$10.35290	33,753
01/01/2012 to 12/31/2012	$10.35290	$11.47584	81,704
01/01/2013 to 12/31/2013	$11.47584	$15.10229	59,726
01/01/2014 to 12/31/2014	$15.10229	$14.99253	63,887
01/01/2015 to 12/31/2015	$14.99253	$13.76652	58,741

AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98410	$10.73754	26,448
01/01/2011 to 12/31/2011	$10.73754	$10.82944	39,596
01/01/2012 to 12/31/2012	$10.82944	$12.05412	110,900
01/01/2013 to 12/31/2013	$12.05412	$12.62898	157,679
01/01/2014 to 12/31/2014	$12.62898	$12.66049	156,738
01/01/2015 to 12/31/2015	$12.66049	$11.93454	139,101

AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92896	$11.23065	27,261
01/01/2011 to 12/31/2011	$11.23065	$9.55935	50,441
01/01/2012 to 12/31/2012	$9.55935	$11.24704	84,722
01/01/2013 to 12/31/2013	$11.24704	$13.08908	102,837
01/01/2014 to 12/31/2014	$13.08908	$12.08765	95,166
01/01/2015 to 12/31/2015	$12.08765	$12.18766	67,575

AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92883	$10.77050	13,189
01/01/2011 to 12/31/2011	$10.77050	$9.20716	28,519
01/01/2012 to 12/31/2012	$9.20716	$10.50060	46,673
01/01/2013 to 12/31/2013	$10.50060	$12.26269	50,566
01/01/2014 to 12/31/2014	$12.26269	$11.18317	53,788
01/01/2015 to 12/31/2015	$11.18317	$11.02087	48,028

AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00636	$10.57538	0
01/01/2011 to 12/31/2011	$10.57538	$11.62439	2,945,528
01/01/2012 to 12/31/2012	$11.62439	$12.43067	1,265,810
01/01/2013 to 12/31/2013	$12.43067	$11.76425	261,211
01/01/2014 to 12/31/2014	$11.76425	$12.27345	289,797
01/01/2015 to 12/31/2015	$12.27345	$12.13804	1,233,371

AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97637	$10.84666	112,239
01/01/2011 to 12/31/2011	$10.84666	$10.54257	183,823
01/01/2012 to 12/31/2012	$10.54257	$11.70470	279,359
01/01/2013 to 12/31/2013	$11.70470	$13.30421	299,317
01/01/2014 to 12/31/2014	$13.30421	$13.83255	262,965
01/01/2015 to 12/31/2015	$13.83255	$13.37965	218,027

AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92148	$10.53303	32,848
01/01/2011 to 12/31/2011	$10.53303	$9.35412	36,283
01/01/2012 to 12/31/2012	$9.35412	$11.14658	51,404
01/01/2013 to 12/31/2013	$11.14658	$12.56950	69,812
01/01/2014 to 12/31/2014	$12.56950	$11.50468	73,789
01/01/2015 to 12/31/2015	$11.50468	$10.93148	74,611

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99813	$10.56309	229,516
01/01/2011 to 12/31/2011	$10.56309	$10.34989	410,984
01/01/2012 to 12/31/2012	$10.34989	$11.20113	668,760
01/01/2013 to 12/31/2013	$11.20113	$12.15712	624,077
01/01/2014 to 12/31/2014	$12.15712	$12.53118	596,555
01/01/2015 to 12/31/2015	$12.53118	$12.22686	555,165

AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97098	$10.75142	18,522
01/01/2011 to 12/31/2011	$10.75142	$10.57959	27,785
01/01/2012 to 12/31/2012	$10.57959	$11.91166	64,882
01/01/2013 to 12/31/2013	$11.91166	$15.89294	63,169
01/01/2014 to 12/31/2014	$15.89294	$17.01185	52,583
01/01/2015 to 12/31/2015	$17.01185	$18.39750	36,441

AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99012	$10.59398	36,126
01/01/2011 to 12/31/2011	$10.59398	$9.92264	39,480
01/01/2012 to 12/31/2012	$9.92264	$11.33684	88,644
01/01/2013 to 12/31/2013	$11.33684	$15.49925	155,824
01/01/2014 to 12/31/2014	$15.49925	$17.23326	173,419
01/01/2015 to 12/31/2015	$17.23326	$15.52549	163,500

AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99223	$11.27934	99,315
01/01/2011 to 12/31/2011	$11.27934	$10.92525	143,956
01/01/2012 to 12/31/2012	$10.92525	$11.98895	254,834
01/01/2013 to 12/31/2013	$11.98895	$16.00983	191,297
01/01/2014 to 12/31/2014	$16.00983	$17.30696	254,763
01/01/2015 to 12/31/2015	$17.30696	$18.62150	187,687

AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98831	$10.79638	24,028
01/01/2011 to 12/31/2011	$10.79638	$11.62737	90,875
01/01/2012 to 12/31/2012	$11.62737	$12.03932	220,090
01/01/2013 to 12/31/2013	$12.03932	$11.53300	254,723
01/01/2014 to 12/31/2014	$11.53300	$11.99381	254,227
01/01/2015 to 12/31/2015	$11.99381	$11.65546	272,197

AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98726	$10.86964	37,911
01/01/2011 to 12/31/2011	$10.86964	$10.29257	44,689
01/01/2012 to 12/31/2012	$10.29257	$12.38258	77,508
01/01/2013 to 12/31/2013	$12.38258	$15.44892	104,462
01/01/2014 to 12/31/2014	$15.44892	$15.64955	112,377
01/01/2015 to 12/31/2015	$15.64955	$15.07325	117,600

AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99813	$10.84527	24,498
01/01/2011 to 12/31/2011	$10.84527	$10.53864	28,595
01/01/2012 to 12/31/2012	$10.53864	$12.06112	65,216
01/01/2013 to 12/31/2013	$12.06112	$16.11750	72,003
01/01/2014 to 12/31/2014	$16.11750	$17.12716	90,745
01/01/2015 to 12/31/2015	$17.12716	$17.95206	50,771

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99813	$10.17367	0
01/01/2013 to 12/31/2013	$10.17367	$13.37631	2,277
01/01/2014 to 12/31/2014	$13.37631	$14.41134	2,178
01/01/2015 to 12/31/2015	$14.41134	$13.98522	27,839

AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98839	$11.47450	17,978
01/01/2011 to 12/31/2011	$11.47450	$10.82957	28,586
01/01/2012 to 12/31/2012	$10.82957	$12.53435	55,062
01/01/2013 to 12/31/2013	$12.53435	$16.22411	56,455
01/01/2014 to 12/31/2014	$16.22411	$18.23321	60,253
01/01/2015 to 12/31/2015	$18.23321	$16.64512	41,053

AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99814	$9.81989	31,610
01/01/2011 to 12/31/2011	$9.81989	$9.60142	30,753
01/01/2012 to 12/31/2012	$9.60142	$9.38546	43,944
01/01/2013 to 12/31/2013	$9.38546	$9.17441	92,019
01/01/2014 to 12/31/2014	$9.17441	$8.96801	49,416
01/01/2015 to 12/31/2015	$8.96801	$8.76614	81,874

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99068	$11.20789	27,165
01/01/2011 to 12/31/2011	$11.20789	$10.68385	60,464
01/01/2012 to 12/31/2012	$10.68385	$12.23183	142,923
01/01/2013 to 12/31/2013	$12.23183	$16.97951	130,326
01/01/2014 to 12/31/2014	$16.97951	$18.96278	123,337
01/01/2015 to 12/31/2015	$18.96278	$17.49121	119,427

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02804	$10.06015	0
01/01/2012 to 12/31/2012	$10.06015	$10.31269	22,541
01/01/2013 to 12/31/2013	$10.31269	$9.79505	33,545
01/01/2014 to 12/31/2014	$9.79505	$10.06773	43,312
01/01/2015 to 10/16/2015	$10.06773	$9.99213	0

AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95842	$11.89581	49,992
01/01/2011 to 12/31/2011	$11.89581	$11.82474	54,908
01/01/2012 to 12/31/2012	$11.82474	$12.98954	116,905
01/01/2013 to 12/31/2013	$12.98954	$16.83810	105,375
01/01/2014 to 12/31/2014	$16.83810	$17.76598	105,412
01/01/2015 to 10/16/2015	$17.76598	$18.12996	0

AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97255	$11.40061	18,410
01/01/2011 to 04/29/2011	$11.40061	$12.76212	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99813	$10.28099	88,859
01/01/2013 to 12/31/2013	$10.28099	$11.95058	110,161
01/01/2014 to 12/31/2014	$11.95058	$12.28195	86,993
01/01/2015 to 12/31/2015	$12.28195	$11.85649	91,457

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93861	$11.64767	37,737
01/01/2011 to 12/31/2011	$11.64767	$9.07776	66,271
01/01/2012 to 12/31/2012	$9.07776	$10.46417	108,527
01/01/2013 to 12/31/2013	$10.46417	$10.25156	148,839
01/01/2014 to 12/31/2014	$10.25156	$9.55151	136,835
01/01/2015 to 12/31/2015	$9.55151	$7.77476	121,998

AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98910	$10.57195	603,715
01/01/2011 to 12/31/2011	$10.57195	$10.43743	1,188,318
01/01/2012 to 12/31/2012	$10.43743	$11.26066	1,894,782
01/01/2013 to 12/31/2013	$11.26066	$12.02130	1,799,277
01/01/2014 to 12/31/2014	$12.02130	$12.42940	1,775,637
01/01/2015 to 12/31/2015	$12.42940	$12.16714	1,710,064

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01805	$10.06003	1,333
01/01/2012 to 12/31/2012	$10.06003	$10.53243	20,633
01/01/2013 to 12/31/2013	$10.53243	$10.05728	27,753
01/01/2014 to 12/31/2014	$10.05728	$10.42685	28,423
01/01/2015 to 12/31/2015	$10.42685	$10.16496	27,964

AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96312	$11.48131	172,398
01/01/2011 to 12/31/2011	$11.48131	$10.52583	307,423
01/01/2012 to 12/31/2012	$10.52583	$11.61802	517,937
01/01/2013 to 12/31/2013	$11.61802	$13.29017	558,162
01/01/2014 to 12/31/2014	$13.29017	$14.18607	543,166
01/01/2015 to 12/31/2015	$14.18607	$13.78185	957,141

AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99813	$10.86534	8,397
01/01/2011 to 12/31/2011	$10.86534	$10.98844	8,619
01/01/2012 to 12/31/2012	$10.98844	$12.76063	14,906
01/01/2013 to 12/31/2013	$12.76063	$16.51856	26,236
01/01/2014 to 12/31/2014	$16.51856	$18.92632	45,782
01/01/2015 to 12/31/2015	$18.92632	$19.07008	25,356

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99813	$8.86337	0
01/01/2012 to 12/31/2012	$8.86337	$9.80351	0
01/01/2013 to 12/31/2013	$9.80351	$11.72940	0
01/01/2014 to 12/31/2014	$11.72940	$12.21082	0
01/01/2015 to 12/31/2015	$12.21082	$11.95408	0

AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98719	$10.76013	296,498
01/01/2011 to 12/31/2011	$10.76013	$10.32731	451,420
01/01/2012 to 12/31/2012	$10.32731	$11.13249	780,214
01/01/2013 to 12/31/2013	$11.13249	$12.23567	625,947
01/01/2014 to 12/31/2014	$12.23567	$12.57508	616,177
01/01/2015 to 12/31/2015	$12.57508	$12.27174	565,336

AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97738	$10.94711	215,925
01/01/2011 to 12/31/2011	$10.94711	$10.44547	275,423
01/01/2012 to 12/31/2012	$10.44547	$11.83372	541,637
01/01/2013 to 12/31/2013	$11.83372	$13.65665	539,553
01/01/2014 to 12/31/2014	$13.65665	$14.07451	469,046
01/01/2015 to 12/31/2015	$14.07451	$13.68313	795,130

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98201	$10.73931	308,008
01/01/2011 to 12/31/2011	$10.73931	$10.14321	416,723
01/01/2012 to 12/31/2012	$10.14321	$11.01891	636,308
01/01/2013 to 12/31/2013	$11.01891	$12.32206	589,466
01/01/2014 to 12/31/2014	$12.32206	$12.41049	497,464
01/01/2015 to 10/16/2015	$12.41049	$12.01264	0

AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97146	$12.12889	23,924
01/01/2011 to 12/31/2011	$12.12889	$10.30168	35,434
01/01/2012 to 12/31/2012	$10.30168	$12.09091	39,832
01/01/2013 to 12/31/2013	$12.09091	$16.64246	46,066
01/01/2014 to 12/31/2014	$16.64246	$17.07169	67,429
01/01/2015 to 12/31/2015	$17.07169	$16.91025	34,032

AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96051	$12.58784	15,811
01/01/2011 to 12/31/2011	$12.58784	$12.18451	33,429
01/01/2012 to 12/31/2012	$12.18451	$13.36005	68,351
01/01/2013 to 12/31/2013	$13.36005	$17.65301	85,646
01/01/2014 to 12/31/2014	$17.65301	$17.91485	80,936
01/01/2015 to 12/31/2015	$17.91485	$17.64925	82,059

AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96394	$11.44014	27,866
01/01/2011 to 12/31/2011	$11.44014	$10.51470	37,493
01/01/2012 to 12/31/2012	$10.51470	$12.14423	62,291
01/01/2013 to 12/31/2013	$12.14423	$16.31113	61,649
01/01/2014 to 12/31/2014	$16.31113	$16.78413	77,139
01/01/2015 to 12/31/2015	$16.78413	$15.69941	65,392

AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99182	$10.66783	464,845
01/01/2011 to 12/31/2011	$10.66783	$10.63514	831,099
01/01/2012 to 12/31/2012	$10.63514	$11.79860	1,444,972
01/01/2013 to 12/31/2013	$11.79860	$13.47467	1,427,761
01/01/2014 to 12/31/2014	$13.47467	$13.94599	1,396,887
01/01/2015 to 12/31/2015	$13.94599	$13.63797	1,711,381

AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98547	$10.51346	67,324
01/01/2011 to 12/31/2011	$10.51346	$10.10873	128,416
01/01/2012 to 12/31/2012	$10.10873	$11.58557	207,986
01/01/2013 to 12/31/2013	$11.58557	$14.68682	168,819
01/01/2014 to 12/31/2014	$14.68682	$15.42847	164,702
01/01/2015 to 10/16/2015	$15.42847	$14.23470	0

AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97071	$11.11086	51,634
01/01/2011 to 12/31/2011	$11.11086	$10.67717	69,525
01/01/2012 to 12/31/2012	$10.67717	$12.27164	168,748
01/01/2013 to 12/31/2013	$12.27164	$17.27695	224,812
01/01/2014 to 12/31/2014	$17.27695	$18.29754	210,841
01/01/2015 to 12/31/2015	$18.29754	$19.59991	210,443

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85938	$11.44967	75,034
01/01/2011 to 12/31/2011	$11.44967	$9.52270	96,235
01/01/2012 to 12/31/2012	$9.52270	$9.64469	167,481
01/01/2013 to 12/31/2013	$9.64469	$10.87778	168,269
01/01/2014 to 12/31/2014	$10.87778	$9.74398	163,531
01/01/2015 to 12/31/2015	$9.74398	$7.69080	171,401

AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97981	$10.28723	40,967
01/01/2011 to 12/31/2011	$10.28723	$10.47091	33,697
01/01/2012 to 12/31/2012	$10.47091	$10.76978	50,876
01/01/2013 to 12/31/2013	$10.76978	$10.13223	46,383
01/01/2014 to 12/31/2014	$10.13223	$9.95939	56,035
01/01/2015 to 12/31/2015	$9.95939	$9.28566	42,063

AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99813	$8.80105	66,399
01/01/2012 to 12/31/2012	$8.80105	$9.54971	211,318
01/01/2013 to 12/31/2013	$9.54971	$11.24875	259,809
01/01/2014 to 12/31/2014	$11.24875	$11.60084	250,407
01/01/2015 to 12/31/2015	$11.60084	$11.26805	227,648

AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99813	$10.37613	107,789
01/01/2011 to 12/31/2011	$10.37613	$10.75413	157,206
01/01/2012 to 12/31/2012	$10.75413	$11.33725	248,731
01/01/2013 to 12/31/2013	$11.33725	$10.91667	305,145
01/01/2014 to 12/31/2014	$10.91667	$11.43911	372,384
01/01/2015 to 12/31/2015	$11.43911	$11.31994	389,644

Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97066	$10.61554	287,896
01/01/2011 to 12/31/2011	$10.61554	$10.20368	353,911
01/01/2012 to 09/21/2012	$10.20368	$11.38075	0

*	Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II (2.45%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96726	$10.75031	27,906
01/01/2011 to 12/31/2011	$10.75031	$10.20853	29,427
01/01/2012 to 12/31/2012	$10.20853	$11.20949	15,196
01/01/2013 to 12/31/2013	$11.20949	$12.02555	8,041
01/01/2014 to 12/31/2014	$12.02555	$12.17890	10,603
01/01/2015 to 12/31/2015	$12.17890	$11.49803	7,190

AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97794	$10.85567	65,524
01/01/2011 to 12/31/2011	$10.85567	$10.60206	34,618
01/01/2012 to 12/31/2012	$10.60206	$11.75349	31,416
01/01/2013 to 12/31/2013	$11.75349	$13.36402	13,452
01/01/2014 to 12/31/2014	$13.36402	$13.83287	22,534
01/01/2015 to 12/31/2015	$13.83287	$13.60228	15,449

AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00647	$10.75100	2,179
01/01/2011 to 12/31/2011	$10.75100	$10.86254	2,372
01/01/2012 to 05/04/2012	$10.86254	$11.76969	0

AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98821	$10.70881	137,693
01/01/2011 to 12/31/2011	$10.70881	$10.31990	77,117
01/01/2012 to 12/31/2012	$10.31990	$11.32248	67,813
01/01/2013 to 12/31/2013	$11.32248	$12.99434	29,545
01/01/2014 to 12/31/2014	$12.99434	$13.50263	55,233
01/01/2015 to 12/31/2015	$13.50263	$13.23437	37,046

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99796	$9.11678	0
01/01/2012 to 12/31/2012	$9.11678	$9.95090	75
01/01/2013 to 12/31/2013	$9.95090	$10.76063	42
01/01/2014 to 12/31/2014	$10.76063	$11.01087	0
01/01/2015 to 12/31/2015	$11.01087	$10.41889	0

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99796	$10.44187	31,766
01/01/2014 to 12/31/2014	$10.44187	$10.55060	24,037
01/01/2015 to 12/31/2015	$10.55060	$10.32010	10,569

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/15/2010 to 12/31/2010	$10.00739	$10.04039	1,526
01/01/2011 to 12/31/2011	$10.04039	$10.01505	735
01/01/2012 to 12/31/2012	$10.01505	$10.22803	281
01/01/2013 to 12/31/2013	$10.22803	$9.76064	112
01/01/2014 to 12/31/2014	$9.76064	$9.51233	378
01/01/2015 to 12/31/2015	$9.51233	$9.32415	2,205

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/15/2010 to 12/31/2010	$10.00631	$10.31195	58,760
01/01/2011 to 12/31/2011	$10.31195	$10.37954	31,629
01/01/2012 to 12/31/2012	$10.37954	$11.06872	30,247
01/01/2013 to 12/31/2013	$11.06872	$10.59913	18,550
01/01/2014 to 12/31/2014	$10.59913	$10.77703	30,294
01/01/2015 to 12/31/2015	$10.77703	$10.29127	21,192

AST Bond Portfolio 2017
03/15/2010 to 12/31/2010	$9.99796	$10.54302	610
01/01/2011 to 12/31/2011	$10.54302	$11.45859	185,521
01/01/2012 to 12/31/2012	$11.45859	$11.74962	189,556
01/01/2013 to 12/31/2013	$11.74962	$11.22594	151,969
01/01/2014 to 12/31/2014	$11.22594	$11.10738	138,765
01/01/2015 to 12/31/2015	$11.10738	$10.85316	155,575

AST Bond Portfolio 2018
03/15/2010 to 12/31/2010	$10.00666	$10.58558	0
01/01/2011 to 12/31/2011	$10.58558	$11.72901	108,926
01/01/2012 to 12/31/2012	$11.72901	$12.09527	79,214
01/01/2013 to 12/31/2013	$12.09527	$11.42806	84,638
01/01/2014 to 12/31/2014	$11.42806	$11.44485	77,810
01/01/2015 to 12/31/2015	$11.44485	$11.25485	81,174

AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99796	$10.58852	0
01/01/2011 to 12/31/2011	$10.58852	$11.97953	0
01/01/2012 to 12/31/2012	$11.97953	$12.37024	4,796
01/01/2013 to 12/31/2013	$12.37024	$11.48409	1,005
01/01/2014 to 12/31/2014	$11.48409	$11.68045	0
01/01/2015 to 12/31/2015	$11.68045	$11.51634	0

AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00878	$10.61916	0
01/01/2011 to 12/31/2011	$10.61916	$12.29423	0
01/01/2012 to 12/31/2012	$12.29423	$12.75042	9,027
01/01/2013 to 12/31/2013	$12.75042	$11.62755	31,601
01/01/2014 to 12/31/2014	$11.62755	$12.04130	15,064
01/01/2015 to 12/31/2015	$12.04130	$11.92562	16,951

AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00772	$10.72043	0
01/01/2011 to 12/31/2011	$10.72043	$12.58139	526,171
01/01/2012 to 12/31/2012	$12.58139	$13.10650	450,127
01/01/2013 to 12/31/2013	$13.10650	$11.89035	131,111
01/01/2014 to 12/31/2014	$11.89035	$12.48997	130,654
01/01/2015 to 12/31/2015	$12.48997	$12.40123	154,098

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99796	$11.94123	99,298
01/01/2012 to 12/31/2012	$11.94123	$12.32942	156,365
01/01/2013 to 12/31/2013	$12.32942	$10.85512	119,608
01/01/2014 to 12/31/2014	$10.85512	$11.68722	108,970
01/01/2015 to 12/31/2015	$11.68722	$11.63989	146,511

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99729	$10.33005	16,609
01/01/2013 to 12/31/2013	$10.33005	$9.04911	494,491
01/01/2014 to 12/31/2014	$9.04911	$9.94137	241,603
01/01/2015 to 12/31/2015	$9.94137	$9.96039	4,219

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99864	$8.69147	43,099
01/01/2014 to 12/31/2014	$8.69147	$9.71567	90,124
01/01/2015 to 12/31/2015	$9.71567	$9.74683	9,930

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99864	$11.22813	37,154
01/01/2015 to 12/31/2015	$11.22813	$11.17187	457,366

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99864	$9.87207	33,480

AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97113	$10.51922	771
01/01/2011 to 12/31/2011	$10.51922	$9.65932	363
01/01/2012 to 12/31/2012	$9.65932	$10.66921	395
01/01/2013 to 12/31/2013	$10.66921	$13.67898	159
01/01/2014 to 12/31/2014	$13.67898	$14.71360	297
01/01/2015 to 12/31/2015	$14.71360	$13.66921	218

AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97713	$10.78911	89,627
01/01/2011 to 12/31/2011	$10.78911	$10.26974	51,051
01/01/2012 to 12/31/2012	$10.26974	$11.39253	41,208
01/01/2013 to 12/31/2013	$11.39253	$13.63408	38,873
01/01/2014 to 12/31/2014	$13.63408	$14.23039	40,889
01/01/2015 to 12/31/2015	$14.23039	$13.95576	34,095

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99796	$11.58193	658
01/01/2014 to 12/31/2014	$11.58193	$12.83593	1,152
01/01/2015 to 12/31/2015	$12.83593	$12.07417	866

AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95935	$11.73793	19,990
01/01/2011 to 12/31/2011	$11.73793	$12.20547	7,312
01/01/2012 to 12/31/2012	$12.20547	$13.73334	6,496
01/01/2013 to 12/31/2013	$13.73334	$13.81662	2,569
01/01/2014 to 12/31/2014	$13.81662	$17.64499	3,883
01/01/2015 to 12/31/2015	$17.64499	$18.04655	10,556

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99796	$9.63552	33,622
01/01/2014 to 12/31/2014	$9.63552	$9.87909	25,442
01/01/2015 to 12/31/2015	$9.87909	$9.62758	11,186

AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99796	$10.83721	51,908
01/01/2011 to 12/31/2011	$10.83721	$10.31078	28,564
01/01/2012 to 12/31/2012	$10.31078	$11.42924	22,669
01/01/2013 to 12/31/2013	$11.42924	$13.29269	15,459
01/01/2014 to 12/31/2014	$13.29269	$13.70852	18,586
01/01/2015 to 10/16/2015	$13.70852	$13.58648	0

AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97544	$10.97022	61,275
01/01/2011 to 12/31/2011	$10.97022	$10.54089	30,586
01/01/2012 to 12/31/2012	$10.54089	$11.37581	23,612
01/01/2013 to 12/31/2013	$11.37581	$12.73519	8,494
01/01/2014 to 12/31/2014	$12.73519	$12.81461	15,973
01/01/2015 to 12/31/2015	$12.81461	$12.62449	12,397

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99797	$10.68893	36,032
01/01/2013 to 12/31/2013	$10.68893	$12.97878	17,020
01/01/2014 to 12/31/2014	$12.97878	$13.06316	27,134
01/01/2015 to 10/16/2015	$13.06316	$12.43621	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99796	$10.75656	674
01/01/2014 to 12/31/2014	$10.75656	$10.76156	4,979
01/01/2015 to 10/16/2015	$10.76156	$10.20589	0

AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.96963	$11.49847	10,157
01/01/2011 to 12/31/2011	$11.49847	$10.65192	4,156
01/01/2012 to 12/31/2012	$10.65192	$13.17581	3,569
01/01/2013 to 12/31/2013	$13.17581	$13.41175	1,374
01/01/2014 to 12/31/2014	$13.41175	$14.90483	2,427
01/01/2015 to 12/31/2015	$14.90483	$14.52657	1,549

AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01796	$10.73720	12,967
01/01/2011 to 12/31/2011	$10.73720	$10.05997	5,433
01/01/2012 to 12/31/2012	$10.05997	$11.75277	4,651
01/01/2013 to 12/31/2013	$11.75277	$14.87450	2,449
01/01/2014 to 02/07/2014	$14.87450	$14.62066	0

AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99121	$10.72163	2,797
01/01/2011 to 12/31/2011	$10.72163	$9.88213	1,271
01/01/2012 to 12/31/2012	$9.88213	$11.53551	2,657
01/01/2013 to 12/31/2013	$11.53551	$15.02752	2,164
01/01/2014 to 12/31/2014	$15.02752	$16.58454	2,576
01/01/2015 to 12/31/2015	$16.58454	$15.43061	2,393

AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01928	$11.36976	13,470
01/01/2011 to 12/31/2011	$11.36976	$10.76129	5,479
01/01/2012 to 12/31/2012	$10.76129	$12.55624	5,009
01/01/2013 to 12/31/2013	$12.55624	$16.19167	16,846
01/01/2014 to 12/31/2014	$16.19167	$17.61574	16,929
01/01/2015 to 12/31/2015	$17.61574	$16.20705	20,798

AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98771	$10.65857	7,535
01/01/2011 to 12/31/2011	$10.65857	$10.34518	9,319
01/01/2012 to 12/31/2012	$10.34518	$11.11353	3,968
01/01/2013 to 12/31/2013	$11.11353	$11.90604	3,594
01/01/2014 to 12/31/2014	$11.90604	$12.08366	3,459
01/01/2015 to 12/31/2015	$12.08366	$11.68036	5,177

AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96459	$11.44456	21,284
01/01/2011 to 12/31/2011	$11.44456	$11.30993	9,171
01/01/2012 to 12/31/2012	$11.30993	$12.76351	7,539
01/01/2013 to 12/31/2013	$12.76351	$17.28357	4,812
01/01/2014 to 12/31/2014	$17.28357	$18.07377	8,059
01/01/2015 to 12/31/2015	$18.07377	$16.66225	3,716

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98557	$10.62574	45,770
01/01/2011 to 12/31/2011	$10.62574	$10.31479	18,760
01/01/2012 to 12/31/2012	$10.31479	$11.41003	22,780
01/01/2013 to 12/31/2013	$11.41003	$14.98514	275
01/01/2014 to 12/31/2014	$14.98514	$14.84571	532
01/01/2015 to 12/31/2015	$14.84571	$13.60370	338

AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98394	$10.71987	1,823
01/01/2011 to 12/31/2011	$10.71987	$10.78949	1,148
01/01/2012 to 12/31/2012	$10.78949	$11.98506	1,481
01/01/2013 to 12/31/2013	$11.98506	$12.53095	979
01/01/2014 to 12/31/2014	$12.53095	$12.53665	1,026
01/01/2015 to 12/31/2015	$12.53665	$11.79366	674

AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92879	$11.21224	39,954
01/01/2011 to 12/31/2011	$11.21224	$9.52422	20,537
01/01/2012 to 12/31/2012	$9.52422	$11.18271	16,147
01/01/2013 to 12/31/2013	$11.18271	$12.98759	34,994
01/01/2014 to 12/31/2014	$12.98759	$11.96938	35,808
01/01/2015 to 12/31/2015	$11.96938	$12.04366	2,356

AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92866	$10.75268	12,230
01/01/2011 to 12/31/2011	$10.75268	$9.17316	6,364
01/01/2012 to 12/31/2012	$9.17316	$10.44038	5,656
01/01/2013 to 12/31/2013	$10.44038	$12.16729	2,596
01/01/2014 to 12/31/2014	$12.16729	$11.07349	3,738
01/01/2015 to 12/31/2015	$11.07349	$10.89035	2,545

AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97620	$10.82869	12,853
01/01/2011 to 12/31/2011	$10.82869	$10.50361	7,740
01/01/2012 to 12/31/2012	$10.50361	$11.63772	6,297
01/01/2013 to 12/31/2013	$11.63772	$13.20113	4,402
01/01/2014 to 12/31/2014	$13.20113	$13.69735	5,078
01/01/2015 to 12/31/2015	$13.69735	$13.22187	3,002

AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92131	$10.51577	2,849
01/01/2011 to 12/31/2011	$10.51577	$9.31972	2,155
01/01/2012 to 12/31/2012	$9.31972	$11.08286	536
01/01/2013 to 12/31/2013	$11.08286	$12.47210	113
01/01/2014 to 12/31/2014	$12.47210	$11.39201	187
01/01/2015 to 12/31/2015	$11.39201	$10.80224	1,090

AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99796	$10.54573	7,643
01/01/2011 to 12/31/2011	$10.54573	$10.31175	11,385
01/01/2012 to 12/31/2012	$10.31175	$11.13698	7,729
01/01/2013 to 12/31/2013	$11.13698	$12.06278	3,036
01/01/2014 to 12/31/2014	$12.06278	$12.40833	4,020
01/01/2015 to 12/31/2015	$12.40833	$12.08220	2,486

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97081	$10.73371	741
01/01/2011 to 12/31/2011	$10.73371	$10.54054	372
01/01/2012 to 12/31/2012	$10.54054	$11.84341	353
01/01/2013 to 12/31/2013	$11.84341	$15.76964	141
01/01/2014 to 12/31/2014	$15.76964	$16.84537	255
01/01/2015 to 12/31/2015	$16.84537	$18.18017	743

AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98995	$10.57650	1,279
01/01/2011 to 12/31/2011	$10.57650	$9.88604	1,925
01/01/2012 to 12/31/2012	$9.88604	$11.27190	1,631
01/01/2013 to 12/31/2013	$11.27190	$15.37897	28,194
01/01/2014 to 12/31/2014	$15.37897	$17.06442	24,765
01/01/2015 to 12/31/2015	$17.06442	$15.34183	939

AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99207	$11.26074	52,790
01/01/2011 to 12/31/2011	$11.26074	$10.88492	25,299
01/01/2012 to 12/31/2012	$10.88492	$11.92027	25,635
01/01/2013 to 12/31/2013	$11.92027	$15.88576	3,197
01/01/2014 to 12/31/2014	$15.88576	$17.13764	7,597
01/01/2015 to 12/31/2015	$17.13764	$18.40155	4,544

AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98814	$10.77863	0
01/01/2011 to 12/31/2011	$10.77863	$11.58447	0
01/01/2012 to 12/31/2012	$11.58447	$11.97025	0
01/01/2013 to 12/31/2013	$11.97025	$11.44337	52
01/01/2014 to 12/31/2014	$11.44337	$11.87618	51
01/01/2015 to 12/31/2015	$11.87618	$11.51759	35

AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98709	$10.85175	1,191
01/01/2011 to 12/31/2011	$10.85175	$10.25460	732
01/01/2012 to 12/31/2012	$10.25460	$12.31152	671
01/01/2013 to 12/31/2013	$12.31152	$15.32895	67
01/01/2014 to 12/31/2014	$15.32895	$15.49628	77
01/01/2015 to 12/31/2015	$15.49628	$14.89513	18,846

AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99796	$10.82739	227
01/01/2011 to 12/31/2011	$10.82739	$10.49984	1,223
01/01/2012 to 12/31/2012	$10.49984	$11.99213	15,641
01/01/2013 to 12/31/2013	$11.99213	$15.99255	21,392
01/01/2014 to 12/31/2014	$15.99255	$16.95954	18,909
01/01/2015 to 12/31/2015	$16.95954	$17.74002	651

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99797	$10.16591	0
01/01/2013 to 12/31/2013	$10.16591	$13.33883	0
01/01/2014 to 12/31/2014	$13.33883	$14.34158	0
01/01/2015 to 12/31/2015	$14.34158	$13.88901	30,999

AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98822	$11.45566	33,449
01/01/2011 to 12/31/2011	$11.45566	$10.78976	16,844
01/01/2012 to 12/31/2012	$10.78976	$12.46281	22,195
01/01/2013 to 12/31/2013	$12.46281	$16.09848	28,579
01/01/2014 to 12/31/2014	$16.09848	$18.05487	25,639
01/01/2015 to 12/31/2015	$18.05487	$16.44857	1,470

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99797	$9.80382	2,765
01/01/2011 to 12/31/2011	$9.80382	$9.56603	854
01/01/2012 to 12/31/2012	$9.56603	$9.33180	615
01/01/2013 to 12/31/2013	$9.33180	$9.10326	354
01/01/2014 to 12/31/2014	$9.10326	$8.88014	168
01/01/2015 to 12/31/2015	$8.88014	$8.66263	169

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99052	$11.18938	2,412
01/01/2011 to 12/31/2011	$11.18938	$10.64447	1,111
01/01/2012 to 12/31/2012	$10.64447	$12.16168	1,156
01/01/2013 to 12/31/2013	$12.16168	$16.84763	454
01/01/2014 to 12/31/2014	$16.84763	$18.77699	348
01/01/2015 to 12/31/2015	$18.77699	$17.28431	314

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02787	$10.05654	0
01/01/2012 to 12/31/2012	$10.05654	$10.28770	0
01/01/2013 to 12/31/2013	$10.28770	$9.75126	0
01/01/2014 to 12/31/2014	$9.75126	$10.00237	0
01/01/2015 to 10/16/2015	$10.00237	$9.91123	0

AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95826	$11.87634	2,940
01/01/2011 to 12/31/2011	$11.87634	$11.78118	1,320
01/01/2012 to 12/31/2012	$11.78118	$12.91513	10,680
01/01/2013 to 12/31/2013	$12.91513	$16.70727	690
01/01/2014 to 12/31/2014	$16.70727	$17.59191	1,241
01/01/2015 to 10/16/2015	$17.59191	$17.92317	0

AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97239	$11.38176	0
01/01/2011 to 04/29/2011	$11.38176	$12.73250	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99797	$10.26668	2,526
01/01/2013 to 12/31/2013	$10.26668	$11.90955	2,148
01/01/2014 to 12/31/2014	$11.90955	$12.21473	2,569
01/01/2015 to 12/31/2015	$12.21473	$11.76755	2,111

AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93844	$11.62845	10,883
01/01/2011 to 12/31/2011	$11.62845	$9.04437	5,505
01/01/2012 to 12/31/2012	$9.04437	$10.40420	5,547
01/01/2013 to 12/31/2013	$10.40420	$10.17201	3,292
01/01/2014 to 12/31/2014	$10.17201	$9.45806	4,558
01/01/2015 to 12/31/2015	$9.45806	$7.68289	3,776

AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98893	$10.55451	104,809
01/01/2011 to 12/31/2011	$10.55451	$10.39894	74,077
01/01/2012 to 12/31/2012	$10.39894	$11.19608	60,513
01/01/2013 to 12/31/2013	$11.19608	$11.92788	18,687
01/01/2014 to 12/31/2014	$11.92788	$12.30764	25,663
01/01/2015 to 12/31/2015	$12.30764	$12.02328	17,500

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01788	$10.05643	0
01/01/2012 to 12/31/2012	$10.05643	$10.50712	0
01/01/2013 to 12/31/2013	$10.50712	$10.01269	0
01/01/2014 to 12/31/2014	$10.01269	$10.35944	73
01/01/2015 to 12/31/2015	$10.35944	$10.07855	647

AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96296	$11.46234	64,853
01/01/2011 to 12/31/2011	$11.46234	$10.48701	32,403
01/01/2012 to 12/31/2012	$10.48701	$11.55136	27,188
01/01/2013 to 12/31/2013	$11.55136	$13.18697	10,350
01/01/2014 to 12/31/2014	$13.18697	$14.04719	17,161
01/01/2015 to 12/31/2015	$14.04719	$13.61907	27,151

AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99796	$10.84746	12,428
01/01/2011 to 12/31/2011	$10.84746	$10.94802	4,442
01/01/2012 to 12/31/2012	$10.94802	$12.68749	3,934
01/01/2013 to 12/31/2013	$12.68749	$16.39033	1,387
01/01/2014 to 12/31/2014	$16.39033	$18.74107	2,381
01/01/2015 to 12/31/2015	$18.74107	$18.84482	1,547

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99796	$8.85121	0
01/01/2012 to 12/31/2012	$8.85121	$9.77011	0
01/01/2013 to 12/31/2013	$9.77011	$11.66555	0
01/01/2014 to 12/31/2014	$11.66555	$12.11951	0
01/01/2015 to 12/31/2015	$12.11951	$11.84042	0

AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98702	$10.74242	37,955
01/01/2011 to 12/31/2011	$10.74242	$10.28929	21,274
01/01/2012 to 12/31/2012	$10.28929	$11.06887	16,189
01/01/2013 to 12/31/2013	$11.06887	$12.14092	6,241
01/01/2014 to 12/31/2014	$12.14092	$12.45207	10,139
01/01/2015 to 12/31/2015	$12.45207	$12.12681	8,025

AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97721	$10.92906	34,592
01/01/2011 to 12/31/2011	$10.92906	$10.40712	22,488
01/01/2012 to 12/31/2012	$10.40712	$11.76622	19,555
01/01/2013 to 12/31/2013	$11.76622	$13.55097	7,489
01/01/2014 to 12/31/2014	$13.55097	$13.93711	13,782
01/01/2015 to 12/31/2015	$13.93711	$13.52184	17,241

AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98185	$10.72160	40,170
01/01/2011 to 12/31/2011	$10.72160	$10.10574	30,529
01/01/2012 to 12/31/2012	$10.10574	$10.95563	21,165
01/01/2013 to 12/31/2013	$10.95563	$12.22641	14,236
01/01/2014 to 12/31/2014	$12.22641	$12.28900	15,575
01/01/2015 to 10/16/2015	$12.28900	$11.87577	0

AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97129	$12.10887	37,799
01/01/2011 to 12/31/2011	$12.10887	$10.26372	19,430
01/01/2012 to 12/31/2012	$10.26372	$12.02157	15,063
01/01/2013 to 12/31/2013	$12.02157	$16.51317	15,604
01/01/2014 to 12/31/2014	$16.51317	$16.90455	15,014
01/01/2015 to 12/31/2015	$16.90455	$16.71051	1,785

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96034	$12.56702	5,499
01/01/2011 to 12/31/2011	$12.56702	$12.13960	4,510
01/01/2012 to 12/31/2012	$12.13960	$13.28352	12,162
01/01/2013 to 12/31/2013	$13.28352	$17.51609	13,759
01/01/2014 to 12/31/2014	$17.51609	$17.73947	14,611
01/01/2015 to 12/31/2015	$17.73947	$17.44072	17,568

AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96377	$11.42118	36,089
01/01/2011 to 12/31/2011	$11.42118	$10.47587	19,522
01/01/2012 to 12/31/2012	$10.47587	$12.07466	21,734
01/01/2013 to 12/31/2013	$12.07466	$16.18447	26,649
01/01/2014 to 12/31/2014	$16.18447	$16.61963	25,529
01/01/2015 to 12/31/2015	$16.61963	$15.51363	18,484

AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99166	$10.65016	94,190
01/01/2011 to 12/31/2011	$10.65016	$10.59574	52,722
01/01/2012 to 12/31/2012	$10.59574	$11.73064	47,777
01/01/2013 to 12/31/2013	$11.73064	$13.36952	23,073
01/01/2014 to 12/31/2014	$13.36952	$13.80879	41,887
01/01/2015 to 12/31/2015	$13.80879	$13.47606	39,735

AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98530	$10.49613	4,046
01/01/2011 to 12/31/2011	$10.49613	$10.07151	1,704
01/01/2012 to 12/31/2012	$10.07151	$11.51919	17,154
01/01/2013 to 12/31/2013	$11.51919	$14.57283	22,984
01/01/2014 to 12/31/2014	$14.57283	$15.27731	20,789
01/01/2015 to 10/16/2015	$15.27731	$14.07245	0

AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97054	$11.09254	7,570
01/01/2011 to 12/31/2011	$11.09254	$10.63770	3,274
01/01/2012 to 12/31/2012	$10.63770	$12.20110	4,417
01/01/2013 to 12/31/2013	$12.20110	$17.14257	26,332
01/01/2014 to 12/31/2014	$17.14257	$18.11822	24,539
01/01/2015 to 12/31/2015	$18.11822	$19.36822	30,822

AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85922	$11.43090	14,530
01/01/2011 to 12/31/2011	$11.43090	$9.48762	14,535
01/01/2012 to 12/31/2012	$9.48762	$9.58963	7,856
01/01/2013 to 12/31/2013	$9.58963	$10.79343	2,686
01/01/2014 to 12/31/2014	$10.79343	$9.64854	5,197
01/01/2015 to 12/31/2015	$9.64854	$7.59992	5,051

AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97965	$10.27029	17,985
01/01/2011 to 12/31/2011	$10.27029	$10.43240	8,896
01/01/2012 to 12/31/2012	$10.43240	$10.70810	11,506
01/01/2013 to 12/31/2013	$10.70810	$10.05368	77
01/01/2014 to 12/31/2014	$10.05368	$9.86192	74
01/01/2015 to 12/31/2015	$9.86192	$9.17597	77

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99796	$8.78899	0
01/01/2012 to 12/31/2012	$8.78899	$9.51705	118
01/01/2013 to 12/31/2013	$9.51705	$11.18739	63
01/01/2014 to 12/31/2014	$11.18739	$11.51400	487
01/01/2015 to 12/31/2015	$11.51400	$11.16085	318

AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99796	$10.35895	88,930
01/01/2011 to 12/31/2011	$10.35895	$10.71447	39,210
01/01/2012 to 12/31/2012	$10.71447	$11.27233	52,035
01/01/2013 to 12/31/2013	$11.27233	$10.83198	79,898
01/01/2014 to 12/31/2014	$10.83198	$11.32715	76,163
01/01/2015 to 12/31/2015	$11.32715	$11.18621	56,025

Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97049	$10.59823	87,109
01/01/2011 to 12/31/2011	$10.59823	$10.16626	42,364
01/01/2012 to 09/21/2012	$10.16626	$11.32227	0

*	Denotes the start date of these sub-accounts

PREMIER RETIREMENT B SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: With HAV (1.70%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96788	$10.81679	2,783,155
01/01/2011 to 12/31/2011	$10.81679	$10.35039	4,131,792
01/01/2012 to 12/31/2012	$10.35039	$11.45280	6,402,595
01/01/2013 to 12/31/2013	$11.45280	$12.38097	6,970,810
01/01/2014 to 12/31/2014	$12.38097	$12.63524	5,964,391
01/01/2015 to 12/31/2015	$12.63524	$12.02065	4,691,932

AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97857	$10.92280	2,069,260
01/01/2011 to 12/31/2011	$10.92280	$10.74947	3,894,177
01/01/2012 to 12/31/2012	$10.74947	$12.00861	8,232,833
01/01/2013 to 12/31/2013	$12.00861	$13.75898	9,599,194
01/01/2014 to 12/31/2014	$13.75898	$14.35121	9,005,849
01/01/2015 to 12/31/2015	$14.35121	$14.22051	8,373,546

AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00710	$10.81739	113,967
01/01/2011 to 12/31/2011	$10.81739	$11.01353	229,135
01/01/2012 to 05/04/2012	$11.01353	$11.96474	0

AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98884	$10.77509	3,042,666
01/01/2011 to 12/31/2011	$10.77509	$10.46346	4,716,751
01/01/2012 to 12/31/2012	$10.46346	$11.56847	7,803,091
01/01/2013 to 12/31/2013	$11.56847	$13.37861	8,839,480
01/01/2014 to 12/31/2014	$13.37861	$14.00897	7,904,419
01/01/2015 to 12/31/2015	$14.00897	$13.83639	7,412,772

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99859	$9.16386	583,439
01/01/2012 to 12/31/2012	$9.16386	$10.07935	1,989,260
01/01/2013 to 12/31/2013	$10.07935	$10.98344	2,374,351
01/01/2014 to 12/31/2014	$10.98344	$11.32538	2,381,561
01/01/2015 to 12/31/2015	$11.32538	$10.79877	2,231,924

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99859	$10.49650	47,112
01/01/2014 to 12/31/2014	$10.49650	$10.68720	46,131
01/01/2015 to 12/31/2015	$10.68720	$10.53413	45,091

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/15/2010 to 12/31/2010	$10.00802	$10.10254	328,141
01/01/2011 to 12/31/2011	$10.10254	$10.15429	419,219
01/01/2012 to 12/31/2012	$10.15429	$10.44990	430,403
01/01/2013 to 12/31/2013	$10.44990	$10.04888	409,655
01/01/2014 to 12/31/2014	$10.04888	$9.86856	391,615
01/01/2015 to 12/31/2015	$9.86856	$9.74767	348,609

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/15/2010 to 12/31/2010	$10.00694	$10.37575	1,898,043
01/01/2011 to 12/31/2011	$10.37575	$10.52377	2,792,279
01/01/2012 to 12/31/2012	$10.52377	$11.30899	5,031,925
01/01/2013 to 12/31/2013	$11.30899	$10.91248	4,899,563
01/01/2014 to 12/31/2014	$10.91248	$11.18082	4,582,259
01/01/2015 to 12/31/2015	$11.18082	$10.75911	3,865,636

AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97176	$10.58426	46,220
01/01/2011 to 12/31/2011	$10.58426	$9.79363	91,734
01/01/2012 to 12/31/2012	$9.79363	$10.90091	147,027
01/01/2013 to 12/31/2013	$10.90091	$14.08360	158,641
01/01/2014 to 12/31/2014	$14.08360	$15.26553	198,267
01/01/2015 to 12/31/2015	$15.26553	$14.29091	150,778

AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97776	$10.85587	2,096,130
01/01/2011 to 12/31/2011	$10.85587	$10.41265	3,374,910
01/01/2012 to 12/31/2012	$10.41265	$11.63998	5,774,390
01/01/2013 to 12/31/2013	$11.63998	$14.03724	7,553,780
01/01/2014 to 12/31/2014	$14.03724	$14.76392	8,327,897
01/01/2015 to 12/31/2015	$14.76392	$14.59043	8,338,663

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99859	$11.65792	40,449
01/01/2014 to 12/31/2014	$11.65792	$13.01934	127,235
01/01/2015 to 12/31/2015	$13.01934	$12.34092	117,658

AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95998	$11.81048	108,557
01/01/2011 to 12/31/2011	$11.81048	$12.37513	193,768
01/01/2012 to 12/31/2012	$12.37513	$14.03150	308,569
01/01/2013 to 12/31/2013	$14.03150	$14.22509	332,684
01/01/2014 to 12/31/2014	$14.22509	$18.30603	345,928
01/01/2015 to 12/31/2015	$18.30603	$18.86651	292,234

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99859	$9.68598	49,766
01/01/2014 to 12/31/2014	$9.68598	$10.00712	186,293
01/01/2015 to 12/31/2015	$10.00712	$9.82736	142,800

AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.90428	622,920
01/01/2011 to 12/31/2011	$10.90428	$10.45421	1,158,758
01/01/2012 to 12/31/2012	$10.45421	$11.67759	2,738,574
01/01/2013 to 12/31/2013	$11.67759	$13.68593	3,479,300
01/01/2014 to 12/31/2014	$13.68593	$14.22251	3,431,562
01/01/2015 to 10/16/2015	$14.22251	$14.18163	0

AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97607	$11.03811	1,723,298
01/01/2011 to 12/31/2011	$11.03811	$10.68755	3,053,207
01/01/2012 to 12/31/2012	$10.68755	$11.62294	5,708,330
01/01/2013 to 12/31/2013	$11.62294	$13.11185	6,362,716
01/01/2014 to 12/31/2014	$13.11185	$13.29515	5,853,895
01/01/2015 to 12/31/2015	$13.29515	$13.19866	5,708,508

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99859	$10.74449	5,131,817
01/01/2013 to 12/31/2013	$10.74449	$13.14659	5,662,905
01/01/2014 to 12/31/2014	$13.14659	$13.33373	5,470,132
01/01/2015 to 10/16/2015	$13.33373	$12.77101	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99859	$10.81283	200,236
01/01/2014 to 12/31/2014	$10.81283	$10.90101	362,531
01/01/2015 to 10/16/2015	$10.90101	$10.40107	0

AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.97026	$11.56952	43,077
01/01/2011 to 12/31/2011	$11.56952	$10.80000	89,816
01/01/2012 to 12/31/2012	$10.80000	$13.46178	137,044
01/01/2013 to 12/31/2013	$13.46178	$13.80828	163,725
01/01/2014 to 12/31/2014	$13.80828	$15.46350	137,909
01/01/2015 to 12/31/2015	$15.46350	$15.18706	114,640

AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01859	$10.80359	113,919
01/01/2011 to 12/31/2011	$10.80359	$10.19990	130,234
01/01/2012 to 12/31/2012	$10.19990	$12.00797	213,607
01/01/2013 to 12/31/2013	$12.00797	$15.31427	221,268
01/01/2014 to 02/07/2014	$15.31427	$15.06495	0

AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99184	$10.78790	146,304
01/01/2011 to 12/31/2011	$10.78790	$10.01951	172,549
01/01/2012 to 12/31/2012	$10.01951	$11.78600	262,466
01/01/2013 to 12/31/2013	$11.78600	$15.47184	330,510
01/01/2014 to 12/31/2014	$15.47184	$17.20606	355,197
01/01/2015 to 12/31/2015	$17.20606	$16.13188	643,124

AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01991	$11.44014	173,273
01/01/2011 to 12/31/2011	$11.44014	$10.91114	217,472
01/01/2012 to 12/31/2012	$10.91114	$12.82923	372,174
01/01/2013 to 12/31/2013	$12.82923	$16.67092	405,466
01/01/2014 to 12/31/2014	$16.67092	$18.27663	428,377
01/01/2015 to 12/31/2015	$18.27663	$16.94451	871,730

AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98833	$10.72450	1,284,434
01/01/2011 to 12/31/2011	$10.72450	$10.48895	1,944,938
01/01/2012 to 12/31/2012	$10.48895	$11.35484	3,042,159
01/01/2013 to 12/31/2013	$11.35484	$12.25810	3,307,472
01/01/2014 to 12/31/2014	$12.25810	$12.53666	3,009,249
01/01/2015 to 12/31/2015	$12.53666	$12.21154	2,590,849

AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96522	$11.51535	162,968
01/01/2011 to 12/31/2011	$11.51535	$11.46720	250,592
01/01/2012 to 12/31/2012	$11.46720	$13.04056	391,887
01/01/2013 to 12/31/2013	$13.04056	$17.79423	402,804
01/01/2014 to 12/31/2014	$17.79423	$18.75080	396,308
01/01/2015 to 12/31/2015	$18.75080	$17.41934	371,860

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98620	$10.69150	26,996
01/01/2011 to 12/31/2011	$10.69150	$10.45834	100,606
01/01/2012 to 12/31/2012	$10.45834	$11.65803	294,769
01/01/2013 to 12/31/2013	$11.65803	$15.42829	320,867
01/01/2014 to 12/31/2014	$15.42829	$15.40233	247,588
01/01/2015 to 12/31/2015	$15.40233	$14.22243	232,708

AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98457	$10.78613	118,383
01/01/2011 to 12/31/2011	$10.78613	$10.93950	200,366
01/01/2012 to 12/31/2012	$10.93950	$12.24527	397,008
01/01/2013 to 12/31/2013	$12.24527	$12.90148	503,533
01/01/2014 to 12/31/2014	$12.90148	$13.00657	504,304
01/01/2015 to 12/31/2015	$13.00657	$12.32988	434,852

AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92942	$11.28154	71,949
01/01/2011 to 12/31/2011	$11.28154	$9.65674	146,939
01/01/2012 to 12/31/2012	$9.65674	$11.42561	205,439
01/01/2013 to 12/31/2013	$11.42561	$13.37174	246,278
01/01/2014 to 12/31/2014	$13.37174	$12.41833	259,880
01/01/2015 to 12/31/2015	$12.41833	$12.59154	282,160

AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92929	$10.81917	69,809
01/01/2011 to 12/31/2011	$10.81917	$9.30077	130,835
01/01/2012 to 12/31/2012	$9.30077	$10.66713	176,290
01/01/2013 to 12/31/2013	$10.66713	$12.52710	187,264
01/01/2014 to 12/31/2014	$12.52710	$11.48863	198,455
01/01/2015 to 12/31/2015	$11.48863	$11.38567	173,640

AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00682	$10.62325	3,681
01/01/2011 to 12/31/2011	$10.62325	$11.74255	15,848,756
01/01/2012 to 12/31/2012	$11.74255	$12.62792	6,122,695
01/01/2013 to 12/31/2013	$12.62792	$12.01813	893,990
01/01/2014 to 12/31/2014	$12.01813	$12.60885	1,029,731
01/01/2015 to 12/31/2015	$12.60885	$12.53986	4,577,264

AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97683	$10.89582	737,456
01/01/2011 to 12/31/2011	$10.89582	$10.64989	1,448,339
01/01/2012 to 12/31/2012	$10.64989	$11.89058	2,683,105
01/01/2013 to 12/31/2013	$11.89058	$13.59163	3,099,193
01/01/2014 to 12/31/2014	$13.59163	$14.21092	2,839,575
01/01/2015 to 12/31/2015	$14.21092	$13.82301	2,549,581

AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92194	$10.58075	195,676
01/01/2011 to 12/31/2011	$10.58075	$9.44941	270,284
01/01/2012 to 12/31/2012	$9.44941	$11.32357	420,837
01/01/2013 to 12/31/2013	$11.32357	$12.84095	490,500
01/01/2014 to 12/31/2014	$12.84095	$11.81920	504,746
01/01/2015 to 12/31/2015	$11.81920	$11.29350	498,051

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.61090	810,657
01/01/2011 to 12/31/2011	$10.61090	$10.45511	1,639,387
01/01/2012 to 12/31/2012	$10.45511	$11.37878	2,953,294
01/01/2013 to 12/31/2013	$11.37878	$12.41936	3,181,967
01/01/2014 to 12/31/2014	$12.41936	$12.87340	2,921,888
01/01/2015 to 12/31/2015	$12.87340	$12.63141	2,657,243

AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97144	$10.80010	42,896
01/01/2011 to 12/31/2011	$10.80010	$10.68707	137,379
01/01/2012 to 12/31/2012	$10.68707	$12.10062	242,001
01/01/2013 to 12/31/2013	$12.10062	$16.23595	223,904
01/01/2014 to 12/31/2014	$16.23595	$17.47681	291,114
01/01/2015 to 12/31/2015	$17.47681	$19.00666	295,750

AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99058	$10.64194	39,346
01/01/2011 to 12/31/2011	$10.64194	$10.02358	74,837
01/01/2012 to 12/31/2012	$10.02358	$11.51676	97,022
01/01/2013 to 12/31/2013	$11.51676	$15.83369	159,893
01/01/2014 to 12/31/2014	$15.83369	$17.70414	254,525
01/01/2015 to 12/31/2015	$17.70414	$16.03948	213,579

AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99269	$11.33042	230,357
01/01/2011 to 12/31/2011	$11.33042	$11.03643	322,925
01/01/2012 to 12/31/2012	$11.03643	$12.17932	605,908
01/01/2013 to 12/31/2013	$12.17932	$16.35559	605,307
01/01/2014 to 12/31/2014	$16.35559	$17.78012	744,532
01/01/2015 to 12/31/2015	$17.78012	$19.23816	578,457

AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98877	$10.84532	76,300
01/01/2011 to 12/31/2011	$10.84532	$11.74557	429,366
01/01/2012 to 12/31/2012	$11.74557	$12.23028	1,014,255
01/01/2013 to 12/31/2013	$12.23028	$11.78185	757,740
01/01/2014 to 12/31/2014	$11.78185	$12.32153	775,527
01/01/2015 to 12/31/2015	$12.32153	$12.04141	796,084

AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98772	$10.91885	109,112
01/01/2011 to 12/31/2011	$10.91885	$10.39724	169,121
01/01/2012 to 12/31/2012	$10.39724	$12.57884	264,336
01/01/2013 to 12/31/2013	$12.57884	$15.78207	285,396
01/01/2014 to 12/31/2014	$15.78207	$16.07701	289,031
01/01/2015 to 12/31/2015	$16.07701	$15.57213	300,958

AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.89440	60,806
01/01/2011 to 12/31/2011	$10.89440	$10.64578	94,667
01/01/2012 to 12/31/2012	$10.64578	$12.25234	162,458
01/01/2013 to 12/31/2013	$12.25234	$16.46513	177,604
01/01/2014 to 12/31/2014	$16.46513	$17.59506	154,266
01/01/2015 to 12/31/2015	$17.59506	$18.54623	146,583

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99859	$10.19489	3,514
01/01/2013 to 12/31/2013	$10.19489	$13.47958	26,310
01/01/2014 to 12/31/2014	$13.47958	$14.60434	24,990
01/01/2015 to 12/31/2015	$14.60434	$14.25237	51,718

AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98885	$11.52646	90,429
01/01/2011 to 12/31/2011	$11.52646	$10.93968	104,000
01/01/2012 to 12/31/2012	$10.93968	$12.73323	155,834
01/01/2013 to 12/31/2013	$12.73323	$16.57418	151,603
01/01/2014 to 12/31/2014	$16.57418	$18.73137	124,047
01/01/2015 to 12/31/2015	$18.73137	$17.19612	103,329

AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99860	$9.86455	273,624
01/01/2011 to 12/31/2011	$9.86455	$9.69934	623,247
01/01/2012 to 12/31/2012	$9.69934	$9.53456	447,194
01/01/2013 to 12/31/2013	$9.53456	$9.37256	391,063
01/01/2014 to 12/31/2014	$9.37256	$9.21312	404,682
01/01/2015 to 12/31/2015	$9.21312	$9.05630	389,331

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99114	$11.25860	109,466
01/01/2011 to 12/31/2011	$11.25860	$10.79250	175,157
01/01/2012 to 12/31/2012	$10.79250	$12.42576	307,952
01/01/2013 to 12/31/2013	$12.42576	$17.34560	357,009
01/01/2014 to 12/31/2014	$17.34560	$19.48059	452,206
01/01/2015 to 12/31/2015	$19.48059	$18.06995	349,941

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02850	$10.06988	9,561
01/01/2012 to 12/31/2012	$10.06988	$10.38070	93,513
01/01/2013 to 12/31/2013	$10.38070	$9.91515	215,443
01/01/2014 to 12/31/2014	$9.91515	$10.24859	135,400
01/01/2015 to 10/16/2015	$10.24859	$10.21698	0

AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95889	$11.94964	170,123
01/01/2011 to 12/31/2011	$11.94964	$11.94490	273,121
01/01/2012 to 12/31/2012	$11.94490	$13.19559	476,410
01/01/2013 to 12/31/2013	$13.19559	$17.20139	472,075
01/01/2014 to 12/31/2014	$17.20139	$18.25146	456,658
01/01/2015 to 10/16/2015	$18.25146	$18.70836	0

AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97302	$11.45213	78,400
01/01/2011 to 04/29/2011	$11.45213	$12.84323	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99859	$10.32013	586,313
01/01/2013 to 12/31/2013	$10.32013	$12.06359	731,605
01/01/2014 to 12/31/2014	$12.06359	$12.46788	732,638
01/01/2015 to 12/31/2015	$12.46788	$12.10372	662,322

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93907	$11.70034	288,382
01/01/2011 to 12/31/2011	$11.70034	$9.17013	402,766
01/01/2012 to 12/31/2012	$9.17013	$10.63028	643,783
01/01/2013 to 12/31/2013	$10.63028	$10.47283	729,453
01/01/2014 to 12/31/2014	$10.47283	$9.81275	721,985
01/01/2015 to 12/31/2015	$9.81275	$8.03245	666,199

AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98956	$10.61981	3,242,388
01/01/2011 to 12/31/2011	$10.61981	$10.54353	4,685,807
01/01/2012 to 12/31/2012	$10.54353	$11.43927	8,150,950
01/01/2013 to 12/31/2013	$11.43927	$12.28073	7,784,675
01/01/2014 to 12/31/2014	$12.28073	$12.76916	7,360,506
01/01/2015 to 12/31/2015	$12.76916	$12.57011	6,677,572

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01851	$10.06978	11,360
01/01/2012 to 12/31/2012	$10.06978	$10.60206	88,276
01/01/2013 to 12/31/2013	$10.60206	$10.18071	112,368
01/01/2014 to 12/31/2014	$10.18071	$10.61419	161,880
01/01/2015 to 12/31/2015	$10.61419	$10.40575	171,925

AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96359	$11.53321	1,767,149
01/01/2011 to 12/31/2011	$11.53321	$10.63290	3,215,517
01/01/2012 to 12/31/2012	$10.63290	$11.80236	6,241,518
01/01/2013 to 12/31/2013	$11.80236	$13.57707	6,824,464
01/01/2014 to 12/31/2014	$13.57707	$14.57389	7,295,366
01/01/2015 to 12/31/2015	$14.57389	$14.23837	11,217,661

AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.91439	8,682
01/01/2011 to 12/31/2011	$10.91439	$11.10006	48,028
01/01/2012 to 12/31/2012	$11.10006	$12.96275	202,404
01/01/2013 to 12/31/2013	$12.96275	$16.87460	221,960
01/01/2014 to 12/31/2014	$16.87460	$19.44302	385,403
01/01/2015 to 12/31/2015	$19.44302	$19.70100	339,850

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99859	$8.89689	0
01/01/2012 to 12/31/2012	$8.89689	$9.89612	0
01/01/2013 to 12/31/2013	$9.89612	$11.90675	16,132
01/01/2014 to 12/31/2014	$11.90675	$12.46527	2,034
01/01/2015 to 12/31/2015	$12.46527	$12.27176	2,016

AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98765	$10.80894	1,475,848
01/01/2011 to 12/31/2011	$10.80894	$10.43243	2,483,599
01/01/2012 to 12/31/2012	$10.43243	$11.30927	5,233,655
01/01/2013 to 12/31/2013	$11.30927	$12.49992	5,915,648
01/01/2014 to 12/31/2014	$12.49992	$12.91884	5,617,005
01/01/2015 to 12/31/2015	$12.91884	$12.67819	5,360,474

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97784	$10.99668	1,174,122
01/01/2011 to 12/31/2011	$10.99668	$10.55184	1,947,147
01/01/2012 to 12/31/2012	$10.55184	$12.02166	3,815,640
01/01/2013 to 12/31/2013	$12.02166	$13.95148	4,498,529
01/01/2014 to 12/31/2014	$13.95148	$14.45935	4,246,278
01/01/2015 to 12/31/2015	$14.45935	$14.13641	7,375,532

AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98247	$10.78795	1,634,717
01/01/2011 to 12/31/2011	$10.78795	$10.24638	3,042,140
01/01/2012 to 12/31/2012	$10.24638	$11.19370	4,556,487
01/01/2013 to 12/31/2013	$11.19370	$12.58795	5,022,430
01/01/2014 to 12/31/2014	$12.58795	$12.74965	4,452,341
01/01/2015 to 10/16/2015	$12.74965	$12.39598	0

AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97192	$12.18384	68,658
01/01/2011 to 12/31/2011	$12.18384	$10.40658	200,611
01/01/2012 to 12/31/2012	$10.40658	$12.28287	345,173
01/01/2013 to 12/31/2013	$12.28287	$17.00181	352,909
01/01/2014 to 12/31/2014	$17.00181	$17.53857	365,854
01/01/2015 to 12/31/2015	$17.53857	$17.47055	305,428

AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96097	$12.64476	51,212
01/01/2011 to 12/31/2011	$12.64476	$12.30830	117,969
01/01/2012 to 12/31/2012	$12.30830	$13.57203	225,275
01/01/2013 to 12/31/2013	$13.57203	$18.03404	249,619
01/01/2014 to 12/31/2014	$18.03404	$18.40461	222,602
01/01/2015 to 12/31/2015	$18.40461	$18.23393	238,631

AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96440	$11.49200	44,213
01/01/2011 to 12/31/2011	$11.49200	$10.62167	63,209
01/01/2012 to 12/31/2012	$10.62167	$12.33695	107,553
01/01/2013 to 12/31/2013	$12.33695	$16.66308	104,066
01/01/2014 to 12/31/2014	$16.66308	$17.24268	103,322
01/01/2015 to 12/31/2015	$17.24268	$16.21902	85,907

AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99229	$10.71605	2,863,672
01/01/2011 to 12/31/2011	$10.71605	$10.74314	5,207,868
01/01/2012 to 12/31/2012	$10.74314	$11.98557	11,334,791
01/01/2013 to 12/31/2013	$11.98557	$13.76509	12,437,947
01/01/2014 to 12/31/2014	$13.76509	$14.32668	11,920,680
01/01/2015 to 12/31/2015	$14.32668	$14.08904	14,657,282

AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98593	$10.56101	108,763
01/01/2011 to 12/31/2011	$10.56101	$10.21155	129,064
01/01/2012 to 12/31/2012	$10.21155	$11.76932	395,355
01/01/2013 to 12/31/2013	$11.76932	$15.00379	422,871
01/01/2014 to 12/31/2014	$15.00379	$15.85013	392,319
01/01/2015 to 10/16/2015	$15.85013	$14.68901	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97117	$11.16117	215,479
01/01/2011 to 12/31/2011	$11.16117	$10.78581	352,937
01/01/2012 to 12/31/2012	$10.78581	$12.46639	709,302
01/01/2013 to 12/31/2013	$12.46639	$17.64982	724,960
01/01/2014 to 12/31/2014	$17.64982	$18.79769	756,452
01/01/2015 to 12/31/2015	$18.79769	$20.24900	750,303

AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85984	$11.50158	240,457
01/01/2011 to 12/31/2011	$11.50158	$9.61963	356,895
01/01/2012 to 12/31/2012	$9.61963	$9.79779	584,029
01/01/2013 to 12/31/2013	$9.79779	$11.11270	574,041
01/01/2014 to 12/31/2014	$11.11270	$10.01041	653,435
01/01/2015 to 12/31/2015	$10.01041	$7.94568	556,141

AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98028	$10.33385	143,314
01/01/2011 to 12/31/2011	$10.33385	$10.57749	215,632
01/01/2012 to 12/31/2012	$10.57749	$10.94077	334,073
01/01/2013 to 12/31/2013	$10.94077	$10.35114	353,773
01/01/2014 to 12/31/2014	$10.35114	$10.23181	317,556
01/01/2015 to 12/31/2015	$10.23181	$9.59352	275,463

AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99859	$8.83435	317,149
01/01/2012 to 12/31/2012	$8.83435	$9.63986	1,128,299
01/01/2013 to 12/31/2013	$9.63986	$11.41894	1,513,199
01/01/2014 to 12/31/2014	$11.41894	$11.84282	2,692,810
01/01/2015 to 12/31/2015	$11.84282	$11.56788	2,525,006

AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.42309	325,487
01/01/2011 to 12/31/2011	$10.42309	$10.86347	572,681
01/01/2012 to 12/31/2012	$10.86347	$11.51711	894,105
01/01/2013 to 12/31/2013	$11.51711	$11.15231	1,063,222
01/01/2014 to 12/31/2014	$11.15231	$11.75168	1,214,910
01/01/2015 to 12/31/2015	$11.75168	$11.69480	1,339,106

Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97112	$10.66370	2,123,199
01/01/2011 to 12/31/2011	$10.66370	$10.30757	3,032,527
01/01/2012 to 09/21/2012	$10.30757	$11.54366	0

*	Denotes the start date of these sub-accounts

PREMIER RETIREMENT B SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II (1.90%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96772	$10.79905	154,943
01/01/2011 to 12/31/2011	$10.79905	$10.31246	132,153
01/01/2012 to 12/31/2012	$10.31246	$11.38762	114,082
01/01/2013 to 12/31/2013	$11.38762	$12.28555	427,780
01/01/2014 to 12/31/2014	$12.28555	$12.51236	711,241
01/01/2015 to 12/31/2015	$12.51236	$11.87950	707,194

AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97840	$10.90484	298,834
01/01/2011 to 12/31/2011	$10.90484	$10.71003	216,324
01/01/2012 to 12/31/2012	$10.71003	$11.94022	205,646
01/01/2013 to 12/31/2013	$11.94022	$13.65281	1,121,713
01/01/2014 to 12/31/2014	$13.65281	$14.21155	1,856,778
01/01/2015 to 12/31/2015	$14.21155	$14.05353	2,105,517

AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00693	$10.79979	4,541
01/01/2011 to 12/31/2011	$10.79979	$10.97329	4,342
01/01/2012 to 05/04/2012	$10.97329	$11.91269	0

AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98868	$10.75742	495,866
01/01/2011 to 12/31/2011	$10.75742	$10.42508	429,911
01/01/2012 to 12/31/2012	$10.42508	$11.50261	393,067
01/01/2013 to 12/31/2013	$11.50261	$13.27553	1,074,399
01/01/2014 to 12/31/2014	$13.27553	$13.87277	1,959,032
01/01/2015 to 12/31/2015	$13.87277	$13.67396	2,175,371

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99842	$9.15128	0
01/01/2012 to 12/31/2012	$9.15128	$10.04504	0
01/01/2013 to 12/31/2013	$10.04504	$10.92367	311,359
01/01/2014 to 12/31/2014	$10.92367	$11.24074	702,297
01/01/2015 to 12/31/2015	$11.24074	$10.69626	864,137

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99842	$10.48203	165,387
01/01/2014 to 12/31/2014	$10.48203	$10.65089	371,321
01/01/2015 to 12/31/2015	$10.65089	$10.47700	468,829

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/15/2010 to 12/31/2010	$10.00785	$10.08594	15,226
01/01/2011 to 12/31/2011	$10.08594	$10.11721	11,174
01/01/2012 to 12/31/2012	$10.11721	$10.39081	10,747
01/01/2013 to 12/31/2013	$10.39081	$9.97182	48,740
01/01/2014 to 12/31/2014	$9.97182	$9.77297	96,935
01/01/2015 to 12/31/2015	$9.77297	$9.63362	76,421

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/15/2010 to 12/31/2010	$10.00677	$10.35874	160,936
01/01/2011 to 12/31/2011	$10.35874	$10.48519	94,123
01/01/2012 to 12/31/2012	$10.48519	$11.24454	84,364
01/01/2013 to 12/31/2013	$11.24454	$10.82817	68,270
01/01/2014 to 12/31/2014	$10.82817	$11.07205	80,588
01/01/2015 to 12/31/2015	$11.07205	$10.63279	65,477

AST Bond Portfolio 2017
03/15/2010 to 12/31/2010	$9.99842	$10.59081	9,925
01/01/2011 to 12/31/2011	$10.59081	$11.57526	787,005
01/01/2012 to 12/31/2012	$11.57526	$11.93630	778,842
01/01/2013 to 12/31/2013	$11.93630	$11.46858	513,659
01/01/2014 to 12/31/2014	$11.46858	$11.41153	447,556
01/01/2015 to 12/31/2015	$11.41153	$11.21325	579,154

AST Bond Portfolio 2018
03/15/2010 to 12/31/2010	$10.00713	$10.63369	0
01/01/2011 to 12/31/2011	$10.63369	$11.84852	711,400
01/01/2012 to 12/31/2012	$11.84852	$12.28752	647,706
01/01/2013 to 12/31/2013	$12.28752	$11.67514	631,400
01/01/2014 to 12/31/2014	$11.67514	$11.75826	470,190
01/01/2015 to 12/31/2015	$11.75826	$11.62839	524,780

AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99842	$10.63662	0
01/01/2011 to 12/31/2011	$10.63662	$12.10168	0
01/01/2012 to 12/31/2012	$12.10168	$12.56702	91,657
01/01/2013 to 12/31/2013	$12.56702	$11.73261	102,967
01/01/2014 to 12/31/2014	$11.73261	$12.00049	59,139
01/01/2015 to 12/31/2015	$12.00049	$11.89863	71,094

AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00925	$10.66744	0
01/01/2011 to 12/31/2011	$10.66744	$12.41953	470
01/01/2012 to 12/31/2012	$12.41953	$12.95314	0
01/01/2013 to 12/31/2013	$12.95314	$11.87901	174,512
01/01/2014 to 12/31/2014	$11.87901	$12.37107	139,121
01/01/2015 to 12/31/2015	$12.37107	$12.32133	194,851

AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00818	$10.76903	0
01/01/2011 to 12/31/2011	$10.76903	$12.70955	861,992
01/01/2012 to 12/31/2012	$12.70955	$13.31482	810,057
01/01/2013 to 12/31/2013	$13.31482	$12.14747	199,150
01/01/2014 to 12/31/2014	$12.14747	$12.83201	332,494
01/01/2015 to 12/31/2015	$12.83201	$12.81266	320,540

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99842	$12.00835	353,944
01/01/2012 to 12/31/2012	$12.00835	$12.46866	553,030
01/01/2013 to 12/31/2013	$12.46866	$11.03969	690,229
01/01/2014 to 12/31/2014	$11.03969	$11.95288	531,200
01/01/2015 to 12/31/2015	$11.95288	$11.97163	538,439

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99790	$10.38840	79,723
01/01/2013 to 12/31/2013	$10.38840	$9.15159	1,355,620
01/01/2014 to 12/31/2014	$9.15159	$10.11067	483,237
01/01/2015 to 12/31/2015	$10.11067	$10.18710	3,257

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99895	$8.74065	98,599
01/01/2014 to 12/31/2014	$8.74065	$9.82571	272,791
01/01/2015 to 12/31/2015	$9.82571	$9.91282	14,331

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99895	$11.29143	77,127
01/01/2015 to 12/31/2015	$11.29143	$11.29830	998,407

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99895	$9.92773	91,167

AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97159	$10.56699	1,476
01/01/2011 to 12/31/2011	$10.56699	$9.75777	704
01/01/2012 to 12/31/2012	$9.75777	$10.83886	564
01/01/2013 to 12/31/2013	$10.83886	$13.97497	4,918
01/01/2014 to 12/31/2014	$13.97497	$15.11682	7,433
01/01/2015 to 12/31/2015	$15.11682	$14.12296	7,272

AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97759	$10.83811	288,561
01/01/2011 to 12/31/2011	$10.83811	$10.37448	161,314
01/01/2012 to 12/31/2012	$10.37448	$11.57366	136,989
01/01/2013 to 12/31/2013	$11.57366	$13.92892	726,695
01/01/2014 to 12/31/2014	$13.92892	$14.62013	1,647,889
01/01/2015 to 12/31/2015	$14.62013	$14.41893	2,103,110

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99842	$11.63768	1,787
01/01/2014 to 12/31/2014	$11.63768	$12.97041	33,733
01/01/2015 to 12/31/2015	$12.97041	$12.26956	36,945

AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95981	$11.79118	8,354
01/01/2011 to 12/31/2011	$11.79118	$12.32991	9,082
01/01/2012 to 12/31/2012	$12.32991	$13.95173	6,438
01/01/2013 to 12/31/2013	$13.95173	$14.11551	4,554
01/01/2014 to 12/31/2014	$14.11551	$18.12815	18,315
01/01/2015 to 12/31/2015	$18.12815	$18.64520	23,256

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99842	$9.67257	207,239
01/01/2014 to 12/31/2014	$9.67257	$9.97296	583,274
01/01/2015 to 12/31/2015	$9.97296	$9.77399	592,004

AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99842	$10.88634	84,105
01/01/2011 to 12/31/2011	$10.88634	$10.41579	63,624
01/01/2012 to 12/31/2012	$10.41579	$11.61080	62,762
01/01/2013 to 12/31/2013	$11.61080	$13.57992	494,570
01/01/2014 to 12/31/2014	$13.57992	$14.08375	1,168,594
01/01/2015 to 10/16/2015	$14.08375	$14.02069	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97590	$11.02002	203,708
01/01/2011 to 12/31/2011	$11.02002	$10.64837	156,932
01/01/2012 to 12/31/2012	$10.64837	$11.55676	142,625
01/01/2013 to 12/31/2013	$11.55676	$13.01069	531,149
01/01/2014 to 12/31/2014	$13.01069	$13.16575	872,849
01/01/2015 to 12/31/2015	$13.16575	$13.04361	1,193,809

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99843	$10.72966	215,706
01/01/2013 to 12/31/2013	$10.72966	$13.10168	190,407
01/01/2014 to 12/31/2014	$13.10168	$13.26115	185,525
01/01/2015 to 10/16/2015	$13.26115	$12.68104	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99842	$10.79794	427,309
01/01/2014 to 12/31/2014	$10.79794	$10.86389	998,337
01/01/2015 to 10/16/2015	$10.86389	$10.34896	0

AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.97009	$11.55054	6,075
01/01/2011 to 12/31/2011	$11.55054	$10.76044	2,731
01/01/2012 to 12/31/2012	$10.76044	$13.38514	2,361
01/01/2013 to 12/31/2013	$13.38514	$13.70175	1,196
01/01/2014 to 12/31/2014	$13.70175	$15.31302	5,133
01/01/2015 to 12/31/2015	$15.31302	$15.00855	4,492

AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01842	$10.78581	12,389
01/01/2011 to 12/31/2011	$10.78581	$10.16248	5,211
01/01/2012 to 12/31/2012	$10.16248	$11.93949	5,478
01/01/2013 to 12/31/2013	$11.93949	$15.19607	5,563
01/01/2014 to 02/07/2014	$15.19607	$14.94551	0

AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99167	$10.77026	8,117
01/01/2011 to 12/31/2011	$10.77026	$9.98271	3,561
01/01/2012 to 12/31/2012	$9.98271	$11.71868	3,339
01/01/2013 to 12/31/2013	$11.71868	$15.35222	8,983
01/01/2014 to 12/31/2014	$15.35222	$17.03825	22,227
01/01/2015 to 12/31/2015	$17.03825	$15.94208	54,302

AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01975	$11.42143	14,643
01/01/2011 to 12/31/2011	$11.42143	$10.87115	10,984
01/01/2012 to 12/31/2012	$10.87115	$12.75606	6,987
01/01/2013 to 12/31/2013	$12.75606	$16.54211	13,075
01/01/2014 to 12/31/2014	$16.54211	$18.09847	21,528
01/01/2015 to 12/31/2015	$18.09847	$16.74518	39,669

AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98817	$10.70690	133,407
01/01/2011 to 12/31/2011	$10.70690	$10.45048	88,967
01/01/2012 to 12/31/2012	$10.45048	$11.29012	62,652
01/01/2013 to 12/31/2013	$11.29012	$12.16343	470,528
01/01/2014 to 12/31/2014	$12.16343	$12.41448	771,815
01/01/2015 to 12/31/2015	$12.41448	$12.06788	821,049

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96505	$11.49647	12,376
01/01/2011 to 12/31/2011	$11.49647	$11.42521	9,830
01/01/2012 to 12/31/2012	$11.42521	$12.96647	6,907
01/01/2013 to 12/31/2013	$12.96647	$17.65730	12,855
01/01/2014 to 12/31/2014	$17.65730	$18.56865	19,041
01/01/2015 to 12/31/2015	$18.56865	$17.21498	17,290

AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98603	$10.67390	9,539
01/01/2011 to 12/31/2011	$10.67390	$10.41987	2,561
01/01/2012 to 12/31/2012	$10.41987	$11.59143	2,472
01/01/2013 to 12/31/2013	$11.59143	$15.30911	570
01/01/2014 to 12/31/2014	$15.30911	$15.25228	5,726
01/01/2015 to 12/31/2015	$15.25228	$14.05521	5,211

AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98440	$10.76839	14,033
01/01/2011 to 12/31/2011	$10.76839	$10.89931	11,010
01/01/2012 to 12/31/2012	$10.89931	$12.17532	9,565
01/01/2013 to 12/31/2013	$12.17532	$12.80158	10,980
01/01/2014 to 12/31/2014	$12.80158	$12.87958	52,516
01/01/2015 to 12/31/2015	$12.87958	$12.18460	60,688

AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92925	$11.26302	11,414
01/01/2011 to 12/31/2011	$11.26302	$9.62127	7,245
01/01/2012 to 12/31/2012	$9.62127	$11.36049	6,477
01/01/2013 to 12/31/2013	$11.36049	$13.26847	4,617
01/01/2014 to 12/31/2014	$13.26847	$12.29718	7,578
01/01/2015 to 12/31/2015	$12.29718	$12.44336	5,012

AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92912	$10.80157	5,018
01/01/2011 to 12/31/2011	$10.80157	$9.26679	3,829
01/01/2012 to 12/31/2012	$9.26679	$10.60652	3,715
01/01/2013 to 12/31/2013	$10.60652	$12.43063	6,000
01/01/2014 to 12/31/2014	$12.43063	$11.37699	7,716
01/01/2015 to 12/31/2015	$11.37699	$11.25207	6,928

AST Investment Grade Bond Portfolio
02/25/2013* to 12/31/2013	$10.04416	$9.58248	0
01/01/2014 to 12/31/2014	$9.58248	$10.03301	4,360
01/01/2015 to 12/31/2015	$10.03301	$9.95788	571,958

AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97666	$10.87788	50,507
01/01/2011 to 12/31/2011	$10.87788	$10.61070	47,740
01/01/2012 to 12/31/2012	$10.61070	$11.82263	49,065
01/01/2013 to 12/31/2013	$11.82263	$13.48642	305,865
01/01/2014 to 12/31/2014	$13.48642	$14.07221	546,197
01/01/2015 to 12/31/2015	$14.07221	$13.66023	661,769

AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92178	$10.56344	4,504
01/01/2011 to 12/31/2011	$10.56344	$9.41473	1,853
01/01/2012 to 12/31/2012	$9.41473	$11.25910	2,083
01/01/2013 to 12/31/2013	$11.25910	$12.74180	4,419
01/01/2014 to 12/31/2014	$12.74180	$11.70410	30,339
01/01/2015 to 12/31/2015	$11.70410	$11.16087	30,425

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99842	$10.59346	112,641
01/01/2011 to 12/31/2011	$10.59346	$10.41679	83,867
01/01/2012 to 12/31/2012	$10.41679	$11.31408	70,443
01/01/2013 to 12/31/2013	$11.31408	$12.32370	180,845
01/01/2014 to 12/31/2014	$12.32370	$12.74837	349,981
01/01/2015 to 12/31/2015	$12.74837	$12.48326	424,604

AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97127	$10.78242	17,547
01/01/2011 to 12/31/2011	$10.78242	$10.64798	11,764
01/01/2012 to 12/31/2012	$10.64798	$12.03168	10,338
01/01/2013 to 12/31/2013	$12.03168	$16.11071	4,038
01/01/2014 to 12/31/2014	$16.11071	$17.30665	6,517
01/01/2015 to 12/31/2015	$17.30665	$18.78339	5,553

AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99041	$10.62452	0
01/01/2011 to 12/31/2011	$10.62452	$9.98690	0
01/01/2012 to 12/31/2012	$9.98690	$11.45122	0
01/01/2013 to 12/31/2013	$11.45122	$15.71162	9,401
01/01/2014 to 12/31/2014	$15.71162	$17.53196	26,182
01/01/2015 to 12/31/2015	$17.53196	$15.85109	26,087

AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99253	$11.31191	6,498
01/01/2011 to 12/31/2011	$11.31191	$10.99595	2,780
01/01/2012 to 12/31/2012	$10.99595	$12.10993	2,872
01/01/2013 to 12/31/2013	$12.10993	$16.22936	2,771
01/01/2014 to 12/31/2014	$16.22936	$17.60703	11,626
01/01/2015 to 12/31/2015	$17.60703	$19.01221	9,072

AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98860	$10.82752	893
01/01/2011 to 12/31/2011	$10.82752	$11.70248	1,403
01/01/2012 to 12/31/2012	$11.70248	$12.16055	991
01/01/2013 to 12/31/2013	$12.16055	$11.69087	10,044
01/01/2014 to 12/31/2014	$11.69087	$12.20150	12,738
01/01/2015 to 12/31/2015	$12.20150	$11.89979	13,192

AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98755	$10.90100	7,833
01/01/2011 to 12/31/2011	$10.90100	$10.35922	5,493
01/01/2012 to 12/31/2012	$10.35922	$12.50742	3,959
01/01/2013 to 12/31/2013	$12.50742	$15.66056	3,078
01/01/2014 to 12/31/2014	$15.66056	$15.92073	5,144
01/01/2015 to 12/31/2015	$15.92073	$15.38936	5,888

AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99842	$10.87655	6,060
01/01/2011 to 12/31/2011	$10.87655	$10.60683	2,566
01/01/2012 to 12/31/2012	$10.60683	$12.18265	3,081
01/01/2013 to 12/31/2013	$12.18265	$16.33812	6,084
01/01/2014 to 12/31/2014	$16.33812	$17.42381	9,878
01/01/2015 to 12/31/2015	$17.42381	$18.32835	8,406

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99843	$10.18715	0
01/01/2013 to 12/31/2013	$10.18715	$13.44187	4,666
01/01/2014 to 12/31/2014	$13.44187	$14.53393	6,768
01/01/2015 to 12/31/2015	$14.53393	$14.15468	8,281

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98869	$11.50772	2,859
01/01/2011 to 12/31/2011	$11.50772	$10.89980	978
01/01/2012 to 12/31/2012	$10.89980	$12.66098	1,022
01/01/2013 to 12/31/2013	$12.66098	$16.44666	2,641
01/01/2014 to 12/31/2014	$16.44666	$18.54936	7,132
01/01/2015 to 12/31/2015	$18.54936	$16.99439	7,431

AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99843	$9.84822	634
01/01/2011 to 12/31/2011	$9.84822	$9.66356	390
01/01/2012 to 12/31/2012	$9.66356	$9.48024	275
01/01/2013 to 12/31/2013	$9.48024	$9.30014	11,794
01/01/2014 to 12/31/2014	$9.30014	$9.12348	55,662
01/01/2015 to 12/31/2015	$9.12348	$8.95015	45,175

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99098	$11.24020	2,569
01/01/2011 to 12/31/2011	$11.24020	$10.75300	1,902
01/01/2012 to 12/31/2012	$10.75300	$12.35515	1,785
01/01/2013 to 12/31/2013	$12.35515	$17.21196	17,385
01/01/2014 to 12/31/2014	$17.21196	$19.29110	24,085
01/01/2015 to 12/31/2015	$19.29110	$17.85778	20,175

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02833	$10.06632	0
01/01/2012 to 12/31/2012	$10.06632	$10.35604	0
01/01/2013 to 12/31/2013	$10.35604	$9.87150	0
01/01/2014 to 12/31/2014	$9.87150	$10.18287	1,509
01/01/2015 to 10/16/2015	$10.18287	$10.13506	0

AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95872	$11.93011	3,805
01/01/2011 to 12/31/2011	$11.93011	$11.90113	1,963
01/01/2012 to 12/31/2012	$11.90113	$13.12034	2,568
01/01/2013 to 12/31/2013	$13.12034	$17.06853	12,826
01/01/2014 to 12/31/2014	$17.06853	$18.07363	20,734
01/01/2015 to 10/16/2015	$18.07363	$18.49618	0

AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97285	$11.43344	1,379
01/01/2011 to 04/29/2011	$11.43344	$12.81381	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99843	$10.30591	4,572
01/01/2013 to 12/31/2013	$10.30591	$12.02243	164,303
01/01/2014 to 12/31/2014	$12.02243	$12.40002	354,444
01/01/2015 to 12/31/2015	$12.40002	$12.01335	465,156

AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93890	$11.68109	24,943
01/01/2011 to 12/31/2011	$11.68109	$9.13642	17,385
01/01/2012 to 12/31/2012	$9.13642	$10.56957	10,106
01/01/2013 to 12/31/2013	$10.56957	$10.39181	14,396
01/01/2014 to 12/31/2014	$10.39181	$9.71685	17,017
01/01/2015 to 12/31/2015	$9.71685	$7.93770	15,640

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98939	$10.60245	393,476
01/01/2011 to 12/31/2011	$10.60245	$10.50489	272,532
01/01/2012 to 12/31/2012	$10.50489	$11.37415	244,555
01/01/2013 to 12/31/2013	$11.37415	$12.18605	691,299
01/01/2014 to 12/31/2014	$12.18605	$12.64490	1,143,117
01/01/2015 to 12/31/2015	$12.64490	$12.42241	1,257,307

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01834	$10.06623	0
01/01/2012 to 12/31/2012	$10.06623	$10.57685	0
01/01/2013 to 12/31/2013	$10.57685	$10.13596	345
01/01/2014 to 12/31/2014	$10.13596	$10.54611	69,760
01/01/2015 to 12/31/2015	$10.54611	$10.31799	82,414

AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96342	$11.51434	138,008
01/01/2011 to 12/31/2011	$11.51434	$10.59391	87,805
01/01/2012 to 12/31/2012	$10.59391	$11.73515	80,358
01/01/2013 to 12/31/2013	$11.73515	$13.47231	486,763
01/01/2014 to 12/31/2014	$13.47231	$14.43197	1,078,879
01/01/2015 to 12/31/2015	$14.43197	$14.07110	1,496,821

AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99842	$10.89657	2,332
01/01/2011 to 12/31/2011	$10.89657	$11.05948	1,101
01/01/2012 to 12/31/2012	$11.05948	$12.88919	1,075
01/01/2013 to 12/31/2013	$12.88919	$16.74464	712
01/01/2014 to 12/31/2014	$16.74464	$19.25416	6,999
01/01/2015 to 12/31/2015	$19.25416	$19.46992	8,420

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99842	$8.88478	0
01/01/2012 to 12/31/2012	$8.88478	$9.86246	0
01/01/2013 to 12/31/2013	$9.86246	$11.84221	3,907
01/01/2014 to 12/31/2014	$11.84221	$12.37240	7,967
01/01/2015 to 12/31/2015	$12.37240	$12.15561	9,221

AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98748	$10.79117	253,274
01/01/2011 to 12/31/2011	$10.79117	$10.39420	169,711
01/01/2012 to 12/31/2012	$10.39420	$11.24487	146,649
01/01/2013 to 12/31/2013	$11.24487	$12.40346	619,536
01/01/2014 to 12/31/2014	$12.40346	$12.79317	901,167
01/01/2015 to 12/31/2015	$12.79317	$12.52933	1,941,390

AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97768	$10.97865	90,109
01/01/2011 to 12/31/2011	$10.97865	$10.51321	72,183
01/01/2012 to 12/31/2012	$10.51321	$11.95330	79,833
01/01/2013 to 12/31/2013	$11.95330	$13.84402	492,695
01/01/2014 to 12/31/2014	$13.84402	$14.31877	810,045
01/01/2015 to 12/31/2015	$14.31877	$13.97050	1,514,588

AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98231	$10.77026	98,208
01/01/2011 to 12/31/2011	$10.77026	$10.20877	154,236
01/01/2012 to 12/31/2012	$10.20877	$11.13003	130,486
01/01/2013 to 12/31/2013	$11.13003	$12.49092	293,629
01/01/2014 to 12/31/2014	$12.49092	$12.62568	519,434
01/01/2015 to 10/16/2015	$12.62568	$12.25556	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97176	$12.16375	2,818
01/01/2011 to 12/31/2011	$12.16375	$10.36831	2,704
01/01/2012 to 12/31/2012	$10.36831	$12.21274	2,241
01/01/2013 to 12/31/2013	$12.21274	$16.87039	3,306
01/01/2014 to 12/31/2014	$16.87039	$17.36748	10,091
01/01/2015 to 12/31/2015	$17.36748	$17.26490	8,500

AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96081	$12.62411	2,369
01/01/2011 to 12/31/2011	$12.62411	$12.26334	985
01/01/2012 to 12/31/2012	$12.26334	$13.49477	1,295
01/01/2013 to 12/31/2013	$13.49477	$17.89491	8,900
01/01/2014 to 12/31/2014	$17.89491	$18.22541	11,764
01/01/2015 to 12/31/2015	$18.22541	$18.01957	9,606

AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96424	$11.47308	2,916
01/01/2011 to 12/31/2011	$11.47308	$10.58275	1,021
01/01/2012 to 12/31/2012	$10.58275	$12.26676	914
01/01/2013 to 12/31/2013	$12.26676	$16.53459	1,840
01/01/2014 to 12/31/2014	$16.53459	$17.07496	4,761
01/01/2015 to 12/31/2015	$17.07496	$16.02859	5,503

AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99212	$10.69858	424,416
01/01/2011 to 12/31/2011	$10.69858	$10.70386	354,864
01/01/2012 to 12/31/2012	$10.70386	$11.91749	311,145
01/01/2013 to 12/31/2013	$11.91749	$13.65914	1,302,316
01/01/2014 to 12/31/2014	$13.65914	$14.18744	2,512,380
01/01/2015 to 12/31/2015	$14.18744	$13.92374	4,223,132

AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98577	$10.54371	15,541
01/01/2011 to 12/31/2011	$10.54371	$10.17416	10,893
01/01/2012 to 12/31/2012	$10.17416	$11.70232	10,075
01/01/2013 to 12/31/2013	$11.70232	$14.88796	10,907
01/01/2014 to 12/31/2014	$14.88796	$15.69575	27,663
01/01/2015 to 10/16/2015	$15.69575	$14.52236	0

AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97100	$11.14285	35,721
01/01/2011 to 12/31/2011	$11.14285	$10.74611	28,961
01/01/2012 to 12/31/2012	$10.74611	$12.39520	23,590
01/01/2013 to 12/31/2013	$12.39520	$17.51339	29,021
01/01/2014 to 12/31/2014	$17.51339	$18.61447	56,020
01/01/2015 to 12/31/2015	$18.61447	$20.01090	60,817

AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85968	$11.48283	16,796
01/01/2011 to 12/31/2011	$11.48283	$9.58441	13,137
01/01/2012 to 12/31/2012	$9.58441	$9.74218	10,910
01/01/2013 to 12/31/2013	$9.74218	$11.02705	4,485
01/01/2014 to 12/31/2014	$11.02705	$9.91307	10,425
01/01/2015 to 12/31/2015	$9.91307	$7.85235	11,349

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98011	$10.31689	24,262
01/01/2011 to 12/31/2011	$10.31689	$10.53864	16,566
01/01/2012 to 12/31/2012	$10.53864	$10.87844	15,623
01/01/2013 to 12/31/2013	$10.87844	$10.27131	11,270
01/01/2014 to 12/31/2014	$10.27131	$10.13234	35,195
01/01/2015 to 12/31/2015	$10.13234	$9.48072	32,653

AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99842	$8.82229	0
01/01/2012 to 12/31/2012	$8.82229	$9.60719	10,169
01/01/2013 to 12/31/2013	$9.60719	$11.35710	366,460
01/01/2014 to 12/31/2014	$11.35710	$11.75460	1,198,339
01/01/2015 to 12/31/2015	$11.75460	$11.45826	1,338,817

AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99842	$10.40601	37,972
01/01/2011 to 12/31/2011	$10.40601	$10.82363	22,075
01/01/2012 to 12/31/2012	$10.82363	$11.45149	21,616
01/01/2013 to 12/31/2013	$11.45149	$11.06625	32,491
01/01/2014 to 12/31/2014	$11.06625	$11.63736	70,423
01/01/2015 to 12/31/2015	$11.63736	$11.55742	63,917

Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97095	$10.64626	288,389
01/01/2011 to 12/31/2011	$10.64626	$10.26981	212,446
01/01/2012 to 09/21/2012	$10.26981	$11.48435	0

*	Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: With HAV (2.10%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96755	$10.78127	616,622
01/01/2011 to 12/31/2011	$10.78127	$10.27449	1,188,522
01/01/2012 to 12/31/2012	$10.27449	$11.32236	1,537,363
01/01/2013 to 12/31/2013	$11.32236	$12.19011	1,612,732
01/01/2014 to 12/31/2014	$12.19011	$12.38986	1,375,382
01/01/2015 to 12/31/2015	$12.38986	$11.73914	1,098,760

AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97824	$10.88690	470,553
01/01/2011 to 12/31/2011	$10.88690	$10.67064	735,064
01/01/2012 to 12/31/2012	$10.67064	$11.87203	1,358,648
01/01/2013 to 12/31/2013	$11.87203	$13.54713	1,460,959
01/01/2014 to 12/31/2014	$13.54713	$14.07267	1,416,850
01/01/2015 to 12/31/2015	$14.07267	$13.88783	1,332,878

AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00677	$10.78205	23,240
01/01/2011 to 12/31/2011	$10.78205	$10.93295	36,914
01/01/2012 to 05/04/2012	$10.93295	$11.86055	0

AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98851	$10.73966	572,938
01/01/2011 to 12/31/2011	$10.73966	$10.38658	960,066
01/01/2012 to 12/31/2012	$10.38658	$11.43662	1,455,490
01/01/2013 to 12/31/2013	$11.43662	$13.17247	1,582,290
01/01/2014 to 12/31/2014	$13.17247	$13.73688	1,545,081
01/01/2015 to 12/31/2015	$13.73688	$13.51240	1,450,619

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99826	$9.13879	82,761
01/01/2012 to 12/31/2012	$9.13879	$10.01086	388,295
01/01/2013 to 12/31/2013	$10.01086	$10.86430	389,792
01/01/2014 to 12/31/2014	$10.86430	$11.15680	354,953
01/01/2015 to 12/31/2015	$11.15680	$10.59478	327,092

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99826	$10.46739	5,218
01/01/2014 to 12/31/2014	$10.46739	$10.61412	5,620
01/01/2015 to 12/31/2015	$10.61412	$10.41960	6,262

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/15/2010 to 12/31/2010	$10.00768	$10.06943	52,634
01/01/2011 to 12/31/2011	$10.06943	$10.07987	87,127
01/01/2012 to 12/31/2012	$10.07987	$10.33107	107,653
01/01/2013 to 12/31/2013	$10.33107	$9.89418	81,693
01/01/2014 to 12/31/2014	$9.89418	$9.67708	75,778
01/01/2015 to 12/31/2015	$9.67708	$9.51958	50,579

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/15/2010 to 12/31/2010	$10.00660	$10.34172	542,883
01/01/2011 to 12/31/2011	$10.34172	$10.44670	725,486
01/01/2012 to 12/31/2012	$10.44670	$11.18028	1,202,300
01/01/2013 to 12/31/2013	$11.18028	$10.74438	1,310,826
01/01/2014 to 12/31/2014	$10.74438	$10.96377	1,221,686
01/01/2015 to 12/31/2015	$10.96377	$10.50721	974,784

AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97142	$10.54959	18,414
01/01/2011 to 12/31/2011	$10.54959	$9.72183	30,744
01/01/2012 to 12/31/2012	$9.72183	$10.77688	55,779
01/01/2013 to 12/31/2013	$10.77688	$13.86671	57,328
01/01/2014 to 12/31/2014	$13.86671	$14.96906	56,173
01/01/2015 to 12/31/2015	$14.96906	$13.95634	48,255

AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97742	$10.82029	534,767
01/01/2011 to 12/31/2011	$10.82029	$10.33635	590,706
01/01/2012 to 12/31/2012	$10.33635	$11.50768	998,236
01/01/2013 to 12/31/2013	$11.50768	$13.82131	1,367,287
01/01/2014 to 12/31/2014	$13.82131	$14.47761	1,378,372
01/01/2015 to 12/31/2015	$14.47761	$14.24918	1,337,845

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99826	$11.61742	6,248
01/01/2014 to 12/31/2014	$11.61742	$12.92135	35,560
01/01/2015 to 12/31/2015	$12.92135	$12.19819	31,414

AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95965	$11.77181	25,309
01/01/2011 to 12/31/2011	$11.77181	$12.28453	27,831
01/01/2012 to 12/31/2012	$12.28453	$13.87195	55,888
01/01/2013 to 12/31/2013	$13.87195	$14.00615	66,756
01/01/2014 to 12/31/2014	$14.00615	$17.95101	69,485
01/01/2015 to 12/31/2015	$17.95101	$18.42533	53,286

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99826	$9.65911	11,949
01/01/2014 to 12/31/2014	$9.65911	$9.93876	12,590
01/01/2015 to 12/31/2015	$9.93876	$9.72055	14,749

AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99826	$10.86854	186,146
01/01/2011 to 12/31/2011	$10.86854	$10.37751	412,292
01/01/2012 to 12/31/2012	$10.37751	$11.54455	788,885
01/01/2013 to 12/31/2013	$11.54455	$13.47490	972,996
01/01/2014 to 12/31/2014	$13.47490	$13.94630	998,494
01/01/2015 to 10/16/2015	$13.94630	$13.86136	0

AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97573	$11.00198	514,803
01/01/2011 to 12/31/2011	$11.00198	$10.60927	978,290
01/01/2012 to 12/31/2012	$10.60927	$11.49073	1,613,890
01/01/2013 to 12/31/2013	$11.49073	$12.90995	1,482,592
01/01/2014 to 12/31/2014	$12.90995	$13.03710	1,048,264
01/01/2015 to 12/31/2015	$13.03710	$12.88970	1,004,960

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99826	$10.71478	1,295,548
01/01/2013 to 12/31/2013	$10.71478	$13.05681	1,433,148
01/01/2014 to 12/31/2014	$13.05681	$13.18875	1,390,086
01/01/2015 to 10/16/2015	$13.18875	$12.59144	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99826	$10.78284	123,296
01/01/2014 to 12/31/2014	$10.78284	$10.82649	188,173
01/01/2015 to 10/16/2015	$10.82649	$10.29668	0

AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.96993	$11.53165	19,913
01/01/2011 to 12/31/2011	$11.53165	$10.72094	18,697
01/01/2012 to 12/31/2012	$10.72094	$13.30873	29,922
01/01/2013 to 12/31/2013	$13.30873	$13.59570	35,859
01/01/2014 to 12/31/2014	$13.59570	$15.16355	32,869
01/01/2015 to 12/31/2015	$15.16355	$14.83180	29,993

AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01826	$10.76811	11,213
01/01/2011 to 12/31/2011	$10.76811	$10.12518	12,107
01/01/2012 to 12/31/2012	$10.12518	$11.87142	22,047
01/01/2013 to 12/31/2013	$11.87142	$15.07851	28,109
01/01/2014 to 02/07/2014	$15.07851	$14.82672	0

AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99150	$10.75256	21,331
01/01/2011 to 12/31/2011	$10.75256	$9.94608	50,887
01/01/2012 to 12/31/2012	$9.94608	$11.65181	89,883
01/01/2013 to 12/31/2013	$11.65181	$15.23345	93,138
01/01/2014 to 12/31/2014	$15.23345	$16.87205	103,246
01/01/2015 to 12/31/2015	$16.87205	$15.75437	154,973

AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01958	$11.40273	17,909
01/01/2011 to 12/31/2011	$11.40273	$10.83119	31,037
01/01/2012 to 12/31/2012	$10.83119	$12.68323	67,026
01/01/2013 to 12/31/2013	$12.68323	$16.41409	77,749
01/01/2014 to 12/31/2014	$16.41409	$17.92176	72,445
01/01/2015 to 12/31/2015	$17.92176	$16.54789	105,671

AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98800	$10.68940	274,293
01/01/2011 to 12/31/2011	$10.68940	$10.41222	413,703
01/01/2012 to 12/31/2012	$10.41222	$11.22580	631,707
01/01/2013 to 12/31/2013	$11.22580	$12.06932	616,474
01/01/2014 to 12/31/2014	$12.06932	$12.29341	589,431
01/01/2015 to 12/31/2015	$12.29341	$11.92573	472,291

AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96489	$11.47751	44,646
01/01/2011 to 12/31/2011	$11.47751	$11.38312	47,480
01/01/2012 to 12/31/2012	$11.38312	$12.89210	77,117
01/01/2013 to 12/31/2013	$12.89210	$17.52034	82,400
01/01/2014 to 12/31/2014	$17.52034	$18.38705	91,633
01/01/2015 to 12/31/2015	$18.38705	$17.01185	74,059

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98586	$10.65635	7,248
01/01/2011 to 12/31/2011	$10.65635	$10.38154	30,066
01/01/2012 to 12/31/2012	$10.38154	$11.52522	47,433
01/01/2013 to 12/31/2013	$11.52522	$15.19051	51,332
01/01/2014 to 12/31/2014	$15.19051	$15.10316	52,642
01/01/2015 to 12/31/2015	$15.10316	$13.88932	36,430

AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98423	$10.75077	47,933
01/01/2011 to 12/31/2011	$10.75077	$10.85949	66,789
01/01/2012 to 12/31/2012	$10.85949	$12.10603	88,288
01/01/2013 to 12/31/2013	$12.10603	$12.70285	96,327
01/01/2014 to 12/31/2014	$12.70285	$12.75411	99,076
01/01/2015 to 12/31/2015	$12.75411	$12.04126	74,329

AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92909	$11.24449	20,260
01/01/2011 to 12/31/2011	$11.24449	$9.58589	24,041
01/01/2012 to 12/31/2012	$9.58589	$11.29559	35,590
01/01/2013 to 12/31/2013	$11.29559	$13.16577	39,165
01/01/2014 to 12/31/2014	$13.16577	$12.17716	37,512
01/01/2015 to 12/31/2015	$12.17716	$12.29675	36,556

AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92896	$10.78368	15,359
01/01/2011 to 12/31/2011	$10.78368	$9.23249	30,645
01/01/2012 to 12/31/2012	$9.23249	$10.54563	42,525
01/01/2013 to 12/31/2013	$10.54563	$12.33410	42,005
01/01/2014 to 12/31/2014	$12.33410	$11.26549	42,556
01/01/2015 to 12/31/2015	$11.26549	$11.11906	27,383

AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00649	$10.58844	395
01/01/2011 to 12/31/2011	$10.58844	$11.65657	4,284,339
01/01/2012 to 12/31/2012	$11.65657	$12.48437	1,875,844
01/01/2013 to 12/31/2013	$12.48437	$11.83322	360,518
01/01/2014 to 12/31/2014	$11.83322	$12.36430	472,431
01/01/2015 to 12/31/2015	$12.36430	$12.24661	1,799,371

AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97649	$10.86001	180,020
01/01/2011 to 12/31/2011	$10.86001	$10.57177	326,722
01/01/2012 to 12/31/2012	$10.57177	$11.75519	600,897
01/01/2013 to 12/31/2013	$11.75519	$13.38210	600,819
01/01/2014 to 12/31/2014	$13.38210	$13.93493	599,949
01/01/2015 to 12/31/2015	$13.93493	$13.49945	551,011

AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92161	$10.54608	69,067
01/01/2011 to 12/31/2011	$10.54608	$9.38012	81,760
01/01/2012 to 12/31/2012	$9.38012	$11.19486	138,763
01/01/2013 to 12/31/2013	$11.19486	$12.64339	158,885
01/01/2014 to 12/31/2014	$12.64339	$11.58999	165,397
01/01/2015 to 12/31/2015	$11.58999	$11.02943	130,939

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99826	$10.57605	175,060
01/01/2011 to 12/31/2011	$10.57605	$10.37847	273,353
01/01/2012 to 12/31/2012	$10.37847	$11.24938	422,245
01/01/2013 to 12/31/2013	$11.24938	$12.22821	402,427
01/01/2014 to 12/31/2014	$12.22821	$12.62374	383,051
01/01/2015 to 12/31/2015	$12.62374	$12.33605	336,583

AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97111	$10.76470	11,375
01/01/2011 to 12/31/2011	$10.76470	$10.60883	43,364
01/01/2012 to 12/31/2012	$10.60883	$11.96308	80,352
01/01/2013 to 12/31/2013	$11.96308	$15.98615	77,382
01/01/2014 to 12/31/2014	$15.98615	$17.13785	82,679
01/01/2015 to 12/31/2015	$17.13785	$18.56219	72,098

AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99024	$10.60710	9,369
01/01/2011 to 12/31/2011	$10.60710	$9.95015	8,712
01/01/2012 to 12/31/2012	$9.95015	$11.38581	18,692
01/01/2013 to 12/31/2013	$11.38581	$15.59005	36,250
01/01/2014 to 12/31/2014	$15.59005	$17.36079	43,160
01/01/2015 to 12/31/2015	$17.36079	$15.66437	44,468

AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99236	$11.29330	61,542
01/01/2011 to 12/31/2011	$11.29330	$10.95551	80,684
01/01/2012 to 12/31/2012	$10.95551	$12.04063	135,355
01/01/2013 to 12/31/2013	$12.04063	$16.10352	132,455
01/01/2014 to 12/31/2014	$16.10352	$17.43484	162,487
01/01/2015 to 12/31/2015	$17.43484	$18.78781	98,578

AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98843	$10.80977	21,880
01/01/2011 to 12/31/2011	$10.80977	$11.65957	74,063
01/01/2012 to 12/31/2012	$11.65957	$12.09112	150,777
01/01/2013 to 12/31/2013	$12.09112	$11.60035	160,033
01/01/2014 to 12/31/2014	$11.60035	$12.08231	191,458
01/01/2015 to 12/31/2015	$12.08231	$11.75954	201,943

AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98739	$10.88308	35,110
01/01/2011 to 12/31/2011	$10.88308	$10.32113	51,259
01/01/2012 to 12/31/2012	$10.32113	$12.43595	78,335
01/01/2013 to 12/31/2013	$12.43595	$15.53932	89,553
01/01/2014 to 12/31/2014	$15.53932	$15.76524	93,252
01/01/2015 to 12/31/2015	$15.76524	$15.20794	90,219

AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99826	$10.85871	15,539
01/01/2011 to 12/31/2011	$10.85871	$10.56782	28,979
01/01/2012 to 12/31/2012	$10.56782	$12.11316	59,322
01/01/2013 to 12/31/2013	$12.11316	$16.21185	55,641
01/01/2014 to 12/31/2014	$16.21185	$17.25380	83,631
01/01/2015 to 12/31/2015	$17.25380	$18.11252	39,864

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99826	$10.17946	0
01/01/2013 to 12/31/2013	$10.17946	$13.40436	3,034
01/01/2014 to 12/31/2014	$13.40436	$14.46368	1,843
01/01/2015 to 12/31/2015	$14.46368	$14.05744	2,847

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98852	$11.48881	21,125
01/01/2011 to 12/31/2011	$11.48881	$10.85968	16,563
01/01/2012 to 12/31/2012	$10.85968	$12.58860	32,066
01/01/2013 to 12/31/2013	$12.58860	$16.31935	33,498
01/01/2014 to 12/31/2014	$16.31935	$18.36824	31,639
01/01/2015 to 12/31/2015	$18.36824	$16.79407	26,990

AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99826	$9.83210	68,016
01/01/2011 to 12/31/2011	$9.83210	$9.62805	130,445
01/01/2012 to 12/31/2012	$9.62805	$9.42621	155,067
01/01/2013 to 12/31/2013	$9.42621	$9.22821	198,123
01/01/2014 to 12/31/2014	$9.22821	$9.03434	165,720
01/01/2015 to 12/31/2015	$9.03434	$8.84463	142,010

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99081	$11.22185	23,350
01/01/2011 to 12/31/2011	$11.22185	$10.71360	49,052
01/01/2012 to 12/31/2012	$10.71360	$12.28480	90,654
01/01/2013 to 12/31/2013	$12.28480	$17.07924	100,251
01/01/2014 to 12/31/2014	$17.07924	$19.10337	111,928
01/01/2015 to 12/31/2015	$19.10337	$17.64787	85,414

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02817	$10.06278	8,399
01/01/2012 to 12/31/2012	$10.06278	$10.33112	29,471
01/01/2013 to 12/31/2013	$10.33112	$9.82763	60,081
01/01/2014 to 12/31/2014	$9.82763	$10.11671	36,432
01/01/2015 to 10/16/2015	$10.11671	$10.05294	0

AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95855	$11.91048	48,483
01/01/2011 to 12/31/2011	$11.91048	$11.85733	46,767
01/01/2012 to 12/31/2012	$11.85733	$13.04531	71,398
01/01/2013 to 12/31/2013	$13.04531	$16.93622	70,202
01/01/2014 to 12/31/2014	$16.93622	$17.89683	63,205
01/01/2015 to 10/16/2015	$17.89683	$18.28561	0

AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97268	$11.41452	6,289
01/01/2011 to 04/29/2011	$11.41452	$12.78404	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99826	$10.29169	97,976
01/01/2013 to 12/31/2013	$10.29169	$11.98140	123,017
01/01/2014 to 12/31/2014	$11.98140	$12.33254	167,860
01/01/2015 to 12/31/2015	$12.33254	$11.92365	171,554

AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93873	$11.66195	84,926
01/01/2011 to 12/31/2011	$11.66195	$9.10284	90,497
01/01/2012 to 12/31/2012	$9.10284	$10.50918	143,486
01/01/2013 to 12/31/2013	$10.50918	$10.31145	177,032
01/01/2014 to 12/31/2014	$10.31145	$9.62209	173,301
01/01/2015 to 12/31/2015	$9.62209	$7.84425	140,164

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98922	$10.58499	861,017
01/01/2011 to 12/31/2011	$10.58499	$10.46635	1,285,489
01/01/2012 to 12/31/2012	$10.46635	$11.30921	1,905,620
01/01/2013 to 12/31/2013	$11.30921	$12.09170	1,742,237
01/01/2014 to 12/31/2014	$12.09170	$12.52144	1,620,577
01/01/2015 to 12/31/2015	$12.52144	$12.27605	1,453,620

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01818	$10.06267	0
01/01/2012 to 12/31/2012	$10.06267	$10.55146	26,834
01/01/2013 to 12/31/2013	$10.55146	$10.09089	23,433
01/01/2014 to 12/31/2014	$10.09089	$10.47775	27,600
01/01/2015 to 12/31/2015	$10.47775	$10.23026	26,846

AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96325	$11.49547	376,361
01/01/2011 to 12/31/2011	$11.49547	$10.55499	757,177
01/01/2012 to 12/31/2012	$10.55499	$11.66811	1,007,820
01/01/2013 to 12/31/2013	$11.66811	$13.36799	1,072,370
01/01/2014 to 12/31/2014	$13.36799	$14.29091	1,128,809
01/01/2015 to 12/31/2015	$14.29091	$13.90511	2,143,874

AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99826	$10.87869	5,467
01/01/2011 to 12/31/2011	$10.87869	$11.01886	11,596
01/01/2012 to 12/31/2012	$11.01886	$12.81560	21,851
01/01/2013 to 12/31/2013	$12.81560	$16.61507	21,322
01/01/2014 to 12/31/2014	$16.61507	$19.06605	112,723
01/01/2015 to 12/31/2015	$19.06605	$19.24041	45,845

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99826	$8.87255	0
01/01/2012 to 12/31/2012	$8.87255	$9.82884	0
01/01/2013 to 12/31/2013	$9.82884	$11.77773	0
01/01/2014 to 12/31/2014	$11.77773	$12.27998	0
01/01/2015 to 12/31/2015	$12.27998	$12.04019	0

AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98731	$10.77337	409,386
01/01/2011 to 12/31/2011	$10.77337	$10.35589	684,746
01/01/2012 to 12/31/2012	$10.35589	$11.18047	1,280,409
01/01/2013 to 12/31/2013	$11.18047	$12.30719	1,309,146
01/01/2014 to 12/31/2014	$12.30719	$12.66800	1,274,882
01/01/2015 to 12/31/2015	$12.66800	$12.38138	1,160,188

AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97751	$10.96058	500,697
01/01/2011 to 12/31/2011	$10.96058	$10.47443	653,736
01/01/2012 to 12/31/2012	$10.47443	$11.88484	1,045,311
01/01/2013 to 12/31/2013	$11.88484	$13.73656	1,029,033
01/01/2014 to 12/31/2014	$13.73656	$14.17862	978,037
01/01/2015 to 12/31/2015	$14.17862	$13.80554	1,513,958

AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98214	$10.75257	579,333
01/01/2011 to 12/31/2011	$10.75257	$10.17124	731,970
01/01/2012 to 12/31/2012	$10.17124	$11.06628	1,046,899
01/01/2013 to 12/31/2013	$11.06628	$12.39404	1,052,237
01/01/2014 to 12/31/2014	$12.39404	$12.50220	923,831
01/01/2015 to 10/16/2015	$12.50220	$12.11615	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97159	$12.14387	23,445
01/01/2011 to 12/31/2011	$12.14387	$10.33026	36,225
01/01/2012 to 12/31/2012	$10.33026	$12.14309	52,355
01/01/2013 to 12/31/2013	$12.14309	$16.73995	46,992
01/01/2014 to 12/31/2014	$16.73995	$17.19813	46,415
01/01/2015 to 12/31/2015	$17.19813	$17.06163	30,253

AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96064	$12.60328	13,391
01/01/2011 to 12/31/2011	$12.60328	$12.21817	27,114
01/01/2012 to 12/31/2012	$12.21817	$13.41755	46,297
01/01/2013 to 12/31/2013	$13.41755	$17.75618	51,816
01/01/2014 to 12/31/2014	$17.75618	$18.04719	47,606
01/01/2015 to 12/31/2015	$18.04719	$17.80700	49,101

AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96407	$11.45416	7,722
01/01/2011 to 12/31/2011	$11.45416	$10.54377	12,218
01/01/2012 to 12/31/2012	$10.54377	$12.19664	18,498
01/01/2013 to 12/31/2013	$12.19664	$16.40654	23,966
01/01/2014 to 12/31/2014	$16.40654	$16.90814	21,016
01/01/2015 to 12/31/2015	$16.90814	$15.83959	19,310

AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99195	$10.68099	707,216
01/01/2011 to 12/31/2011	$10.68099	$10.66444	1,337,590
01/01/2012 to 12/31/2012	$10.66444	$11.84920	2,328,321
01/01/2013 to 12/31/2013	$11.84920	$13.55300	2,287,341
01/01/2014 to 12/31/2014	$13.55300	$14.04852	2,188,310
01/01/2015 to 12/31/2015	$14.04852	$13.75930	2,879,384

AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98560	$10.52650	56,818
01/01/2011 to 12/31/2011	$10.52650	$10.13681	51,784
01/01/2012 to 12/31/2012	$10.13681	$11.63543	84,564
01/01/2013 to 12/31/2013	$11.63543	$14.77261	94,968
01/01/2014 to 12/31/2014	$14.77261	$15.54229	98,115
01/01/2015 to 10/16/2015	$15.54229	$14.35714	0

AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97083	$11.12457	55,153
01/01/2011 to 12/31/2011	$11.12457	$10.70663	65,814
01/01/2012 to 12/31/2012	$10.70663	$12.32438	225,910
01/01/2013 to 12/31/2013	$12.32438	$17.37774	249,250
01/01/2014 to 12/31/2014	$17.37774	$18.43263	200,200
01/01/2015 to 12/31/2015	$18.43263	$19.77495	160,060

AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85951	$11.46379	53,809
01/01/2011 to 12/31/2011	$11.46379	$9.54897	87,132
01/01/2012 to 12/31/2012	$9.54897	$9.68622	145,906
01/01/2013 to 12/31/2013	$9.68622	$10.94133	122,996
01/01/2014 to 12/31/2014	$10.94133	$9.81585	142,333
01/01/2015 to 12/31/2015	$9.81585	$7.75949	102,995

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97994	$10.29998	29,703
01/01/2011 to 12/31/2011	$10.29998	$10.49994	64,033
01/01/2012 to 12/31/2012	$10.49994	$10.81629	82,860
01/01/2013 to 12/31/2013	$10.81629	$10.19168	85,023
01/01/2014 to 12/31/2014	$10.19168	$10.03320	77,196
01/01/2015 to 12/31/2015	$10.03320	$9.36886	52,958

AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99826	$8.81016	83,306
01/01/2012 to 12/31/2012	$8.81016	$9.57427	212,135
01/01/2013 to 12/31/2013	$9.57427	$11.29515	518,800
01/01/2014 to 12/31/2014	$11.29515	$11.66673	468,480
01/01/2015 to 12/31/2015	$11.66673	$11.34940	413,270

AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99826	$10.38898	105,724
01/01/2011 to 12/31/2011	$10.38898	$10.78389	181,083
01/01/2012 to 12/31/2012	$10.78389	$11.38606	240,075
01/01/2013 to 12/31/2013	$11.38606	$10.98046	270,639
01/01/2014 to 12/31/2014	$10.98046	$11.52347	360,966
01/01/2015 to 12/31/2015	$11.52347	$11.42096	282,686

Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97078	$10.62883	617,891
01/01/2011 to 12/31/2011	$10.62883	$10.23205	889,696
01/01/2012 to 09/21/2012	$10.23205	$11.42516	0

*	Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II (2.30%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96738	$10.76360	119,777
01/01/2011 to 12/31/2011	$10.76360	$10.23677	63,270
01/01/2012 to 12/31/2012	$10.23677	$11.25791	55,665
01/01/2013 to 12/31/2013	$11.25791	$12.09609	51,239
01/01/2014 to 12/31/2014	$12.09609	$12.26912	48,272
01/01/2015 to 12/31/2015	$12.26912	$11.60105	23,189

AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97807	$10.86903	135,746
01/01/2011 to 12/31/2011	$10.86903	$10.63140	97,104
01/01/2012 to 12/31/2012	$10.63140	$11.80420	86,608
01/01/2013 to 12/31/2013	$11.80420	$13.44221	53,339
01/01/2014 to 12/31/2014	$13.44221	$13.93521	61,095
01/01/2015 to 12/31/2015	$13.93521	$13.72405	39,168

AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00660	$10.76424	1,802
01/01/2011 to 12/31/2011	$10.76424	$10.89267	1,502
01/01/2012 to 05/04/2012	$10.89267	$11.80858	0

AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98834	$10.72203	264,599
01/01/2011 to 12/31/2011	$10.72203	$10.34844	228,689
01/01/2012 to 12/31/2012	$10.34844	$11.37141	207,751
01/01/2013 to 12/31/2013	$11.37141	$13.07048	142,794
01/01/2014 to 12/31/2014	$13.07048	$13.60269	163,330
01/01/2015 to 12/31/2015	$13.60269	$13.35307	85,736

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99809	$9.12620	0
01/01/2012 to 12/31/2012	$9.12620	$9.97667	0
01/01/2013 to 12/31/2013	$9.97667	$10.80518	1,041
01/01/2014 to 12/31/2014	$10.80518	$11.07340	0
01/01/2015 to 12/31/2015	$11.07340	$10.49404	0

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99809	$10.45288	508
01/01/2014 to 12/31/2014	$10.45288	$10.57783	2,013
01/01/2015 to 12/31/2015	$10.57783	$10.36267	810

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/15/2010 to 12/31/2010	$10.00751	$10.05274	998
01/01/2011 to 12/31/2011	$10.05274	$10.04285	1,989
01/01/2012 to 12/31/2012	$10.04285	$10.27228	569
01/01/2013 to 12/31/2013	$10.27228	$9.81790	20
01/01/2014 to 12/31/2014	$9.81790	$9.58291	143
01/01/2015 to 12/31/2015	$9.58291	$9.40784	123

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/15/2010 to 12/31/2010	$10.00643	$10.32475	156,041
01/01/2011 to 12/31/2011	$10.32475	$10.40836	103,225
01/01/2012 to 12/31/2012	$10.40836	$11.11653	98,464
01/01/2013 to 12/31/2013	$11.11653	$10.66129	62,675
01/01/2014 to 12/31/2014	$10.66129	$10.85686	52,098
01/01/2015 to 12/31/2015	$10.85686	$10.38362	44,109

AST Bond Portfolio 2017
03/15/2010 to 12/31/2010	$9.99809	$10.55604	4,400
01/01/2011 to 12/31/2011	$10.55604	$11.49032	558,066
01/01/2012 to 12/31/2012	$11.49032	$11.80030	530,733
01/01/2013 to 12/31/2013	$11.80030	$11.29161	346,966
01/01/2014 to 12/31/2014	$11.29161	$11.18955	265,948
01/01/2015 to 12/31/2015	$11.18955	$10.95026	310,705

AST Bond Portfolio 2018
03/15/2010 to 12/31/2010	$10.00679	$10.59877	0
01/01/2011 to 12/31/2011	$10.59877	$11.76169	615,430
01/01/2012 to 12/31/2012	$11.76169	$12.14766	703,996
01/01/2013 to 12/31/2013	$12.14766	$11.49527	736,638
01/01/2014 to 12/31/2014	$11.49527	$11.52978	666,603
01/01/2015 to 12/31/2015	$11.52978	$11.35600	431,274

AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99809	$10.60163	0
01/01/2011 to 12/31/2011	$10.60163	$12.01278	0
01/01/2012 to 12/31/2012	$12.01278	$12.42372	53,846
01/01/2013 to 12/31/2013	$12.42372	$11.55152	32,333
01/01/2014 to 12/31/2014	$11.55152	$11.76707	14,700
01/01/2015 to 12/31/2015	$11.76707	$11.61949	16,974

AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00891	$10.63229	0
01/01/2011 to 12/31/2011	$10.63229	$12.32822	201
01/01/2012 to 12/31/2012	$12.32822	$12.80538	0
01/01/2013 to 12/31/2013	$12.80538	$11.69563	158,506
01/01/2014 to 12/31/2014	$11.69563	$12.13039	99,469
01/01/2015 to 12/31/2015	$12.13039	$12.03229	135,334

AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00784	$10.73369	0
01/01/2011 to 12/31/2011	$10.73369	$12.61630	453,232
01/01/2012 to 12/31/2012	$12.61630	$13.16317	428,448
01/01/2013 to 12/31/2013	$13.16317	$11.96003	204,525
01/01/2014 to 12/31/2014	$11.96003	$12.58253	323,814
01/01/2015 to 12/31/2015	$12.58253	$12.51228	324,881

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99809	$11.95962	94,051
01/01/2012 to 12/31/2012	$11.95962	$12.36732	176,446
01/01/2013 to 12/31/2013	$12.36732	$10.90536	130,875
01/01/2014 to 12/31/2014	$10.90536	$11.75937	72,368
01/01/2015 to 12/31/2015	$11.75937	$11.72977	132,585

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99746	$10.34590	30,847
01/01/2013 to 12/31/2013	$10.34590	$9.07699	519,876
01/01/2014 to 12/31/2014	$9.07699	$9.98740	189,047
01/01/2015 to 12/31/2015	$9.98740	$10.02192	2,675

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99873	$8.70488	98,535
01/01/2014 to 12/31/2014	$8.70488	$9.74562	106,037
01/01/2015 to 12/31/2015	$9.74562	$9.79194	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99873	$11.24540	23,476
01/01/2015 to 12/31/2015	$11.24540	$11.20625	394,975

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99873	$9.88722	5,413

AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97125	$10.53223	7,561
01/01/2011 to 12/31/2011	$10.53223	$9.68613	4,803
01/01/2012 to 12/31/2012	$9.68613	$10.71530	3,915
01/01/2013 to 12/31/2013	$10.71530	$13.75930	1,502
01/01/2014 to 12/31/2014	$13.75930	$14.82283	1,419
01/01/2015 to 12/31/2015	$14.82283	$13.79187	832

AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97725	$10.80239	305,283
01/01/2011 to 12/31/2011	$10.80239	$10.29819	176,110
01/01/2012 to 12/31/2012	$10.29819	$11.44169	156,027
01/01/2013 to 12/31/2013	$11.44169	$13.71394	114,823
01/01/2014 to 12/31/2014	$13.71394	$14.33579	103,446
01/01/2015 to 12/31/2015	$14.33579	$14.08079	44,830

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99809	$11.59720	0
01/01/2014 to 12/31/2014	$11.59720	$12.87257	1,247
01/01/2015 to 12/31/2015	$12.87257	$12.12727	787

AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95948	$11.75243	3,756
01/01/2011 to 12/31/2011	$11.75243	$12.23924	3,216
01/01/2012 to 12/31/2012	$12.23924	$13.79249	3,016
01/01/2013 to 12/31/2013	$13.79249	$13.89752	2,176
01/01/2014 to 12/31/2014	$13.89752	$17.77560	2,671
01/01/2015 to 12/31/2015	$17.77560	$18.20804	1,776

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99809	$9.64568	3,635
01/01/2014 to 12/31/2014	$9.64568	$9.90467	27,011
01/01/2015 to 12/31/2015	$9.90467	$9.66740	18

AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.85057	41,534
01/01/2011 to 12/31/2011	$10.85057	$10.33928	30,417
01/01/2012 to 12/31/2012	$10.33928	$11.47849	24,505
01/01/2013 to 12/31/2013	$11.47849	$13.37038	27,175
01/01/2014 to 12/31/2014	$13.37038	$13.80990	26,655
01/01/2015 to 10/16/2015	$13.80990	$13.70360	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97557	$10.98381	112,953
01/01/2011 to 12/31/2011	$10.98381	$10.57010	94,586
01/01/2012 to 12/31/2012	$10.57010	$11.42496	80,938
01/01/2013 to 12/31/2013	$11.42496	$12.80989	51,012
01/01/2014 to 12/31/2014	$12.80989	$12.90966	55,467
01/01/2015 to 12/31/2015	$12.90966	$12.73776	43,842

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99809	$10.69999	194,984
01/01/2013 to 12/31/2013	$10.69999	$13.01231	144,927
01/01/2014 to 12/31/2014	$13.01231	$13.11702	138,990
01/01/2015 to 10/16/2015	$13.11702	$12.50271	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99809	$10.76783	11,011
01/01/2014 to 12/31/2014	$10.76783	$10.78945	12,284
01/01/2015 to 10/16/2015	$10.78945	$10.24485	0

AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.96976	$11.51275	2,506
01/01/2011 to 12/31/2011	$11.51275	$10.68145	1,555
01/01/2012 to 12/31/2012	$10.68145	$13.23265	1,841
01/01/2013 to 12/31/2013	$13.23265	$13.49041	1,334
01/01/2014 to 12/31/2014	$13.49041	$15.01538	714
01/01/2015 to 12/31/2015	$15.01538	$14.65689	512

AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01809	$10.75038	1,700
01/01/2011 to 12/31/2011	$10.75038	$10.08777	2,218
01/01/2012 to 12/31/2012	$10.08777	$11.80336	2,264
01/01/2013 to 12/31/2013	$11.80336	$14.96141	1,855
01/01/2014 to 02/07/2014	$14.96141	$14.70842	0

AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99134	$10.73491	19,275
01/01/2011 to 12/31/2011	$10.73491	$9.90949	7,044
01/01/2012 to 12/31/2012	$9.90949	$11.58529	6,111
01/01/2013 to 12/31/2013	$11.58529	$15.11560	4,472
01/01/2014 to 12/31/2014	$15.11560	$16.70734	6,548
01/01/2015 to 12/31/2015	$16.70734	$15.56866	5,892

AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01941	$11.38383	9,315
01/01/2011 to 12/31/2011	$11.38383	$10.79120	4,713
01/01/2012 to 12/31/2012	$10.79120	$12.61054	3,989
01/01/2013 to 12/31/2013	$12.61054	$16.28679	3,482
01/01/2014 to 12/31/2014	$16.28679	$17.74638	3,516
01/01/2015 to 12/31/2015	$17.74638	$16.35246	3,313

AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98783	$10.67177	54,102
01/01/2011 to 12/31/2011	$10.67177	$10.37382	28,997
01/01/2012 to 12/31/2012	$10.37382	$11.16148	27,954
01/01/2013 to 12/31/2013	$11.16148	$11.97581	28,338
01/01/2014 to 12/31/2014	$11.97581	$12.17331	29,066
01/01/2015 to 12/31/2015	$12.17331	$11.78513	20,471

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96472	$11.45866	7,737
01/01/2011 to 12/31/2011	$11.45866	$11.34127	3,541
01/01/2012 to 12/31/2012	$11.34127	$12.81851	3,365
01/01/2013 to 12/31/2013	$12.81851	$17.38469	3,166
01/01/2014 to 12/31/2014	$17.38469	$18.20742	3,565
01/01/2015 to 12/31/2015	$18.20742	$16.81121	1,651

AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98570	$10.63879	6,319
01/01/2011 to 12/31/2011	$10.63879	$10.34328	2,009
01/01/2012 to 12/31/2012	$10.34328	$11.45924	2,026
01/01/2013 to 12/31/2013	$11.45924	$15.07276	3,976
01/01/2014 to 12/31/2014	$15.07276	$14.95546	4,526
01/01/2015 to 12/31/2015	$14.95546	$13.72536	941

AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98406	$10.73309	6,489
01/01/2011 to 12/31/2011	$10.73309	$10.81948	5,584
01/01/2012 to 12/31/2012	$10.81948	$12.03683	5,190
01/01/2013 to 12/31/2013	$12.03683	$12.60442	3,175
01/01/2014 to 12/31/2014	$12.60442	$12.62960	4,130
01/01/2015 to 12/31/2015	$12.62960	$11.89940	3,434

AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92892	$11.22607	7,047
01/01/2011 to 12/31/2011	$11.22607	$9.55062	3,231
01/01/2012 to 12/31/2012	$9.55062	$11.23108	2,698
01/01/2013 to 12/31/2013	$11.23108	$13.06392	4,061
01/01/2014 to 12/31/2014	$13.06392	$12.05820	3,525
01/01/2015 to 12/31/2015	$12.05820	$12.15171	2,721

AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92879	$10.76596	1,863
01/01/2011 to 12/31/2011	$10.76596	$9.19856	5,339
01/01/2012 to 12/31/2012	$9.19856	$10.48534	3,699
01/01/2013 to 12/31/2013	$10.48534	$12.23853	2,133
01/01/2014 to 12/31/2014	$12.23853	$11.15543	1,329
01/01/2015 to 12/31/2015	$11.15543	$10.98783	975

AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97632	$10.84209	16,667
01/01/2011 to 12/31/2011	$10.84209	$10.53278	11,827
01/01/2012 to 12/31/2012	$10.53278	$11.68784	11,711
01/01/2013 to 12/31/2013	$11.68784	$13.27832	9,914
01/01/2014 to 12/31/2014	$13.27832	$13.79866	8,888
01/01/2015 to 12/31/2015	$13.79866	$13.33999	5,302

AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92144	$10.52888	1,727
01/01/2011 to 12/31/2011	$10.52888	$9.34567	795
01/01/2012 to 12/31/2012	$9.34567	$11.13086	623
01/01/2013 to 12/31/2013	$11.13086	$12.54532	2,181
01/01/2014 to 12/31/2014	$12.54532	$11.47656	3,018
01/01/2015 to 12/31/2015	$11.47656	$10.89916	1,738

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.55869	81,043
01/01/2011 to 12/31/2011	$10.55869	$10.34036	58,277
01/01/2012 to 12/31/2012	$10.34036	$11.18508	55,380
01/01/2013 to 12/31/2013	$11.18508	$12.13349	26,826
01/01/2014 to 12/31/2014	$12.13349	$12.50029	33,624
01/01/2015 to 12/31/2015	$12.50029	$12.19051	29,312

AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97094	$10.74695	200
01/01/2011 to 12/31/2011	$10.74695	$10.56966	2,545
01/01/2012 to 12/31/2012	$10.56966	$11.89459	2,286
01/01/2013 to 12/31/2013	$11.89459	$15.86218	877
01/01/2014 to 12/31/2014	$15.86218	$16.97024	1,375
01/01/2015 to 12/31/2015	$16.97024	$18.34311	792

AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99007	$10.58960	213
01/01/2011 to 12/31/2011	$10.58960	$9.91346	98
01/01/2012 to 12/31/2012	$9.91346	$11.32062	123
01/01/2013 to 12/31/2013	$11.32062	$15.46916	1,828
01/01/2014 to 12/31/2014	$15.46916	$17.19095	768
01/01/2015 to 12/31/2015	$17.19095	$15.47940	334

AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99219	$11.27468	16,118
01/01/2011 to 12/31/2011	$11.27468	$10.91510	5,251
01/01/2012 to 12/31/2012	$10.91510	$11.97169	4,493
01/01/2013 to 12/31/2013	$11.97169	$15.97874	2,669
01/01/2014 to 12/31/2014	$15.97874	$17.26455	5,812
01/01/2015 to 12/31/2015	$17.26455	$18.56636	3,568

AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98826	$10.79204	2,161
01/01/2011 to 12/31/2011	$10.79204	$11.61675	918
01/01/2012 to 12/31/2012	$11.61675	$12.02209	2,209
01/01/2013 to 12/31/2013	$12.02209	$11.51061	9,706
01/01/2014 to 12/31/2014	$11.51061	$11.96438	10,316
01/01/2015 to 12/31/2015	$11.96438	$11.62102	4,950

AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98722	$10.86514	5,725
01/01/2011 to 12/31/2011	$10.86514	$10.28312	2,065
01/01/2012 to 12/31/2012	$10.28312	$12.36479	1,446
01/01/2013 to 12/31/2013	$12.36479	$15.41885	6,180
01/01/2014 to 12/31/2014	$15.41885	$15.61113	7,705
01/01/2015 to 12/31/2015	$15.61113	$15.02861	2,616

AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.84075	1,029
01/01/2011 to 12/31/2011	$10.84075	$10.52884	406
01/01/2012 to 12/31/2012	$10.52884	$12.04371	872
01/01/2013 to 12/31/2013	$12.04371	$16.08596	1,935
01/01/2014 to 12/31/2014	$16.08596	$17.08490	951
01/01/2015 to 12/31/2015	$17.08490	$17.89862	569

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99809	$10.17167	0
01/01/2013 to 12/31/2013	$10.17167	$13.36678	4,054
01/01/2014 to 12/31/2014	$13.36678	$14.39378	4,257
01/01/2015 to 12/31/2015	$14.39378	$13.96103	2,676

AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98835	$11.46980	4,759
01/01/2011 to 12/31/2011	$11.46980	$10.81966	3,066
01/01/2012 to 12/31/2012	$10.81966	$12.51658	2,660
01/01/2013 to 12/31/2013	$12.51658	$16.19288	2,359
01/01/2014 to 12/31/2014	$16.19288	$18.18867	1,095
01/01/2015 to 12/31/2015	$18.18867	$16.59591	691

AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99809	$9.81590	0
01/01/2011 to 12/31/2011	$9.81590	$9.59256	2,518
01/01/2012 to 12/31/2012	$9.59256	$9.37229	144
01/01/2013 to 12/31/2013	$9.37229	$9.15665	12
01/01/2014 to 12/31/2014	$9.15665	$8.94614	12
01/01/2015 to 12/31/2015	$8.94614	$8.74032	9,140

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99064	$11.20328	6,181
01/01/2011 to 12/31/2011	$11.20328	$10.67411	2,275
01/01/2012 to 12/31/2012	$10.67411	$12.21442	1,637
01/01/2013 to 12/31/2013	$12.21442	$16.94666	3,127
01/01/2014 to 12/31/2014	$16.94666	$18.91641	3,419
01/01/2015 to 12/31/2015	$18.91641	$17.43947	1,345

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02800	$10.05926	0
01/01/2012 to 12/31/2012	$10.05926	$10.30632	0
01/01/2013 to 12/31/2013	$10.30632	$9.78401	661
01/01/2014 to 12/31/2014	$9.78401	$10.05132	2,286
01/01/2015 to 10/16/2015	$10.05132	$9.97186	0

AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95838	$11.89091	383
01/01/2011 to 12/31/2011	$11.89091	$11.81371	202
01/01/2012 to 12/31/2012	$11.81371	$12.97081	503
01/01/2013 to 12/31/2013	$12.97081	$16.80520	2,099
01/01/2014 to 12/31/2014	$16.80520	$17.72217	2,648
01/01/2015 to 10/16/2015	$17.72217	$18.07789	0

AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97251	$11.39598	2,247
01/01/2011 to 04/29/2011	$11.39598	$12.75479	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99809	$10.27736	1,469
01/01/2013 to 12/31/2013	$10.27736	$11.94018	519
01/01/2014 to 12/31/2014	$11.94018	$12.26499	674
01/01/2015 to 12/31/2015	$12.26499	$11.83407	527

AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93856	$11.64283	16,639
01/01/2011 to 12/31/2011	$11.64283	$9.06934	8,350
01/01/2012 to 12/31/2012	$9.06934	$10.44909	5,713
01/01/2013 to 12/31/2013	$10.44909	$10.23152	4,948
01/01/2014 to 12/31/2014	$10.23152	$9.52798	6,624
01/01/2015 to 12/31/2015	$9.52798	$7.75161	4,987

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98905	$10.56757	139,048
01/01/2011 to 12/31/2011	$10.56757	$10.42777	129,216
01/01/2012 to 12/31/2012	$10.42777	$11.24445	115,507
01/01/2013 to 12/31/2013	$11.24445	$11.99793	76,347
01/01/2014 to 12/31/2014	$11.99793	$12.39894	73,702
01/01/2015 to 12/31/2015	$12.39894	$12.13111	33,935

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01801	$10.05915	0
01/01/2012 to 12/31/2012	$10.05915	$10.52610	274
01/01/2013 to 12/31/2013	$10.52610	$10.04606	226
01/01/2014 to 12/31/2014	$10.04606	$10.40988	375
01/01/2015 to 12/31/2015	$10.40988	$10.14319	1,528

AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96308	$11.47648	70,900
01/01/2011 to 12/31/2011	$11.47648	$10.51610	58,001
01/01/2012 to 12/31/2012	$10.51610	$11.60136	48,000
01/01/2013 to 12/31/2013	$11.60136	$13.26440	31,773
01/01/2014 to 12/31/2014	$13.26440	$14.15124	29,572
01/01/2015 to 12/31/2015	$14.15124	$13.74109	82,803

AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.86080	1,459
01/01/2011 to 12/31/2011	$10.86080	$10.97830	513
01/01/2012 to 12/31/2012	$10.97830	$12.74231	617
01/01/2013 to 12/31/2013	$12.74231	$16.48642	484
01/01/2014 to 12/31/2014	$16.48642	$18.87993	889
01/01/2015 to 12/31/2015	$18.87993	$19.01370	556

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.86034	0
01/01/2012 to 12/31/2012	$8.86034	$9.79521	0
01/01/2013 to 12/31/2013	$9.79521	$11.71340	0
01/01/2014 to 12/31/2014	$11.71340	$12.18789	0
01/01/2015 to 12/31/2015	$12.18789	$11.92555	0

AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98715	$10.75566	87,015
01/01/2011 to 12/31/2011	$10.75566	$10.31779	60,253
01/01/2012 to 12/31/2012	$10.31779	$11.11657	51,711
01/01/2013 to 12/31/2013	$11.11657	$12.21187	25,527
01/01/2014 to 12/31/2014	$12.21187	$12.54429	25,272
01/01/2015 to 12/31/2015	$12.54429	$12.23535	22,395

AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97734	$10.94264	58,803
01/01/2011 to 12/31/2011	$10.94264	$10.43605	39,597
01/01/2012 to 12/31/2012	$10.43605	$11.81699	37,013
01/01/2013 to 12/31/2013	$11.81699	$13.63029	40,325
01/01/2014 to 12/31/2014	$13.63029	$14.04024	35,993
01/01/2015 to 12/31/2015	$14.04024	$13.64284	29,458

AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98197	$10.73491	87,020
01/01/2011 to 12/31/2011	$10.73491	$10.13379	51,589
01/01/2012 to 12/31/2012	$10.13379	$11.00305	44,799
01/01/2013 to 12/31/2013	$11.00305	$12.29802	29,385
01/01/2014 to 12/31/2014	$12.29802	$12.37990	28,380
01/01/2015 to 10/16/2015	$12.37990	$11.97822	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97142	$12.12383	10,502
01/01/2011 to 12/31/2011	$12.12383	$10.29217	4,152
01/01/2012 to 12/31/2012	$10.29217	$12.07351	2,799
01/01/2013 to 12/31/2013	$12.07351	$16.61005	4,124
01/01/2014 to 12/31/2014	$16.61005	$17.02978	4,056
01/01/2015 to 12/31/2015	$17.02978	$16.86020	1,813

AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96047	$12.58259	2,465
01/01/2011 to 12/31/2011	$12.58259	$12.17325	1,253
01/01/2012 to 12/31/2012	$12.17325	$13.34082	1,199
01/01/2013 to 12/31/2013	$13.34082	$17.61871	1,062
01/01/2014 to 12/31/2014	$17.61871	$17.87086	740
01/01/2015 to 12/31/2015	$17.87086	$17.59705	512

AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96390	$11.43543	8,353
01/01/2011 to 12/31/2011	$11.43543	$10.50502	3,409
01/01/2012 to 12/31/2012	$10.50502	$12.12694	1,679
01/01/2013 to 12/31/2013	$12.12694	$16.27955	2,040
01/01/2014 to 12/31/2014	$16.27955	$16.74311	791
01/01/2015 to 12/31/2015	$16.74311	$15.65300	494

AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99178	$10.66346	208,319
01/01/2011 to 12/31/2011	$10.66346	$10.62519	165,177
01/01/2012 to 12/31/2012	$10.62519	$11.78150	144,219
01/01/2013 to 12/31/2013	$11.78150	$13.44819	97,500
01/01/2014 to 12/31/2014	$13.44819	$13.91148	161,911
01/01/2015 to 12/31/2015	$13.91148	$13.59728	124,699

AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98543	$10.50910	387
01/01/2011 to 12/31/2011	$10.50910	$10.09939	2,468
01/01/2012 to 12/31/2012	$10.09939	$11.56886	2,516
01/01/2013 to 12/31/2013	$11.56886	$14.65825	1,928
01/01/2014 to 12/31/2014	$14.65825	$15.39059	1,248
01/01/2015 to 10/16/2015	$15.39059	$14.19404	0

AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97067	$11.10634	5,389
01/01/2011 to 12/31/2011	$11.10634	$10.66740	4,065
01/01/2012 to 12/31/2012	$10.66740	$12.25406	4,144
01/01/2013 to 12/31/2013	$12.25406	$17.24330	10,934
01/01/2014 to 12/31/2014	$17.24330	$18.25254	10,955
01/01/2015 to 12/31/2015	$18.25254	$19.54171	4,683

AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85934	$11.44494	14,797
01/01/2011 to 12/31/2011	$11.44494	$9.51383	5,957
01/01/2012 to 12/31/2012	$9.51383	$9.63079	7,755
01/01/2013 to 12/31/2013	$9.63079	$10.85645	2,786
01/01/2014 to 12/31/2014	$10.85645	$9.71986	2,894
01/01/2015 to 12/31/2015	$9.71986	$7.66789	2,147

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97977	$10.28297	9,851
01/01/2011 to 12/31/2011	$10.28297	$10.46127	3,825
01/01/2012 to 12/31/2012	$10.46127	$10.75435	3,526
01/01/2013 to 12/31/2013	$10.75435	$10.11257	1,285
01/01/2014 to 12/31/2014	$10.11257	$9.93498	1,058
01/01/2015 to 12/31/2015	$9.93498	$9.25820	578

AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.79804	0
01/01/2012 to 12/31/2012	$8.79804	$9.54156	0
01/01/2013 to 12/31/2013	$9.54156	$11.23346	12,837
01/01/2014 to 12/31/2014	$11.23346	$11.57925	29,414
01/01/2015 to 12/31/2015	$11.57925	$11.24128	13,945

AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.37188	42,644
01/01/2011 to 12/31/2011	$10.37188	$10.74432	31,852
01/01/2012 to 12/31/2012	$10.74432	$11.32108	32,220
01/01/2013 to 12/31/2013	$11.32108	$10.89550	35,623
01/01/2014 to 12/31/2014	$10.89550	$11.41109	38,785
01/01/2015 to 12/31/2015	$11.41109	$11.28653	30,827

Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97062	$10.61120	325,521
01/01/2011 to 12/31/2011	$10.61120	$10.19426	212,708
01/01/2012 to 09/21/2012	$10.19426	$11.36598	0

*	Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: With HAV (2.15%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96751	$10.77691	12,165
01/01/2011 to 12/31/2011	$10.77691	$10.26518	33,960
01/01/2012 to 12/31/2012	$10.26518	$11.30635	41,027
01/01/2013 to 12/31/2013	$11.30635	$12.16672	42,309
01/01/2014 to 12/31/2014	$12.16672	$12.35971	40,207
01/01/2015 to 12/31/2015	$12.35971	$11.70468	32,704

AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97819	$10.88255	15,615
01/01/2011 to 12/31/2011	$10.88255	$10.66087	23,701
01/01/2012 to 12/31/2012	$10.66087	$11.85511	44,620
01/01/2013 to 12/31/2013	$11.85511	$13.52094	47,975
01/01/2014 to 12/31/2014	$13.52094	$14.03839	42,765
01/01/2015 to 12/31/2015	$14.03839	$13.84685	36,710

AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00672	$10.77766	0
01/01/2011 to 12/31/2011	$10.77766	$10.92296	1,310
01/01/2012 to 05/04/2012	$10.92296	$11.84767	0

AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98847	$10.73529	22,804
01/01/2011 to 12/31/2011	$10.73529	$10.37714	65,338
01/01/2012 to 12/31/2012	$10.37714	$11.42035	101,566
01/01/2013 to 12/31/2013	$11.42035	$13.14696	103,050
01/01/2014 to 12/31/2014	$13.14696	$13.70336	93,217
01/01/2015 to 12/31/2015	$13.70336	$13.47257	87,590

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99821	$9.13559	8,230
01/01/2012 to 12/31/2012	$9.13559	$10.00229	30,700
01/01/2013 to 12/31/2013	$10.00229	$10.84949	34,301
01/01/2014 to 12/31/2014	$10.84949	$11.13593	34,529
01/01/2015 to 12/31/2015	$11.13593	$10.56951	33,914

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99821	$10.46377	0
01/01/2014 to 12/31/2014	$10.46377	$10.60515	0
01/01/2015 to 12/31/2015	$10.60515	$10.40551	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/15/2010 to 12/31/2010	$10.00764	$10.06524	17,406
01/01/2011 to 12/31/2011	$10.06524	$10.07064	18,241
01/01/2012 to 12/31/2012	$10.07064	$10.31656	18,703
01/01/2013 to 12/31/2013	$10.31656	$9.87539	16,372
01/01/2014 to 12/31/2014	$9.87539	$9.65361	15,145
01/01/2015 to 12/31/2015	$9.65361	$9.49166	12,350

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/15/2010 to 12/31/2010	$10.00656	$10.33749	21,106
01/01/2011 to 12/31/2011	$10.33749	$10.43711	32,939
01/01/2012 to 12/31/2012	$10.43711	$11.16439	61,822
01/01/2013 to 12/31/2013	$11.16439	$10.72367	79,727
01/01/2014 to 12/31/2014	$10.72367	$10.93718	67,138
01/01/2015 to 12/31/2015	$10.93718	$10.47646	60,006

AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97138	$10.54520	0
01/01/2011 to 12/31/2011	$10.54520	$9.71297	27
01/01/2012 to 12/31/2012	$9.71297	$10.76152	27
01/01/2013 to 12/31/2013	$10.76152	$13.83998	483
01/01/2014 to 12/31/2014	$13.83998	$14.93260	393
01/01/2015 to 12/31/2015	$14.93260	$13.91529	166

AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97738	$10.81582	2,858
01/01/2011 to 12/31/2011	$10.81582	$10.32683	9,464
01/01/2012 to 12/31/2012	$10.32683	$11.49108	67,619
01/01/2013 to 12/31/2013	$11.49108	$13.79435	61,281
01/01/2014 to 12/31/2014	$13.79435	$14.44190	58,348
01/01/2015 to 12/31/2015	$14.44190	$14.20676	58,062

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99821	$11.61237	0
01/01/2014 to 12/31/2014	$11.61237	$12.90918	4,004
01/01/2015 to 12/31/2015	$12.90918	$12.18049	3,302

AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95960	$11.76700	0
01/01/2011 to 12/31/2011	$11.76700	$12.27331	1,698
01/01/2012 to 12/31/2012	$12.27331	$13.85220	3,794
01/01/2013 to 12/31/2013	$13.85220	$13.97911	5,032
01/01/2014 to 12/31/2014	$13.97911	$17.90735	4,163
01/01/2015 to 12/31/2015	$17.90735	$18.37116	6,231

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99821	$9.65582	0
01/01/2014 to 12/31/2014	$9.65582	$9.93036	0
01/01/2015 to 12/31/2015	$9.93036	$9.70743	0

AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99821	$10.86404	12,709
01/01/2011 to 12/31/2011	$10.86404	$10.36809	10,915
01/01/2012 to 12/31/2012	$10.36809	$11.52813	21,837
01/01/2013 to 12/31/2013	$11.52813	$13.44889	28,159
01/01/2014 to 12/31/2014	$13.44889	$13.91233	26,965
01/01/2015 to 10/16/2015	$13.91233	$13.82210	0

AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97569	$10.99750	22,623
01/01/2011 to 12/31/2011	$10.99750	$10.59953	71,546
01/01/2012 to 12/31/2012	$10.59953	$11.47432	112,590
01/01/2013 to 12/31/2013	$11.47432	$12.88499	107,853
01/01/2014 to 12/31/2014	$12.88499	$13.00531	95,314
01/01/2015 to 12/31/2015	$13.00531	$12.85179	106,801

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99822	$10.71117	47,647
01/01/2013 to 12/31/2013	$10.71117	$13.04593	50,315
01/01/2014 to 12/31/2014	$13.04593	$13.17114	49,927
01/01/2015 to 10/16/2015	$13.17114	$12.56951	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99821	$10.77906	0
01/01/2014 to 12/31/2014	$10.77906	$10.81721	0
01/01/2015 to 10/16/2015	$10.81721	$10.28359	0

AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.96989	$11.52688	0
01/01/2011 to 12/31/2011	$11.52688	$10.71105	24
01/01/2012 to 12/31/2012	$10.71105	$13.28970	3,622
01/01/2013 to 12/31/2013	$13.28970	$13.56937	4,906
01/01/2014 to 12/31/2014	$13.56937	$15.12643	180
01/01/2015 to 12/31/2015	$15.12643	$14.78798	179

AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01821	$10.76370	0
01/01/2011 to 12/31/2011	$10.76370	$10.11579	25
01/01/2012 to 12/31/2012	$10.11579	$11.85431	3,320
01/01/2013 to 12/31/2013	$11.85431	$15.04922	3,609
01/01/2014 to 02/07/2014	$15.04922	$14.79713	0

AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99146	$10.74807	0
01/01/2011 to 12/31/2011	$10.74807	$9.93692	490
01/01/2012 to 12/31/2012	$9.93692	$11.63517	3,443
01/01/2013 to 12/31/2013	$11.63517	$15.20399	3,858
01/01/2014 to 12/31/2014	$15.20399	$16.83091	3,098
01/01/2015 to 12/31/2015	$16.83091	$15.70797	5,573

AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01954	$11.39805	1,286
01/01/2011 to 12/31/2011	$11.39805	$10.82130	1,298
01/01/2012 to 12/31/2012	$10.82130	$12.66509	4,379
01/01/2013 to 12/31/2013	$12.66509	$16.38245	3,802
01/01/2014 to 12/31/2014	$16.38245	$17.87799	2,189
01/01/2015 to 12/31/2015	$17.87799	$16.49901	3,475

AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98796	$10.68489	307
01/01/2011 to 12/31/2011	$10.68489	$10.40258	3,361
01/01/2012 to 12/31/2012	$10.40258	$11.20961	3,391
01/01/2013 to 12/31/2013	$11.20961	$12.04591	3,339
01/01/2014 to 12/31/2014	$12.04591	$12.26323	3,274
01/01/2015 to 12/31/2015	$12.26323	$11.89052	3,111

AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96484	$11.47291	1,096
01/01/2011 to 12/31/2011	$11.47291	$11.37278	1,639
01/01/2012 to 12/31/2012	$11.37278	$12.87387	3,041
01/01/2013 to 12/31/2013	$12.87387	$17.48643	2,655
01/01/2014 to 12/31/2014	$17.48643	$18.34207	930
01/01/2015 to 12/31/2015	$18.34207	$16.96158	1,120

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98582	$10.65197	0
01/01/2011 to 12/31/2011	$10.65197	$10.37192	1,780
01/01/2012 to 12/31/2012	$10.37192	$11.50870	3,823
01/01/2013 to 12/31/2013	$11.50870	$15.16117	5,328
01/01/2014 to 12/31/2014	$15.16117	$15.06632	5,470
01/01/2015 to 12/31/2015	$15.06632	$13.84838	5,147

AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98419	$10.74637	0
01/01/2011 to 12/31/2011	$10.74637	$10.84929	4,451
01/01/2012 to 12/31/2012	$10.84929	$12.08858	9,069
01/01/2013 to 12/31/2013	$12.08858	$12.67807	9,225
01/01/2014 to 12/31/2014	$12.67807	$12.72290	9,258
01/01/2015 to 12/31/2015	$12.72290	$12.00573	9,208

AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92904	$11.23996	1,135
01/01/2011 to 12/31/2011	$11.23996	$9.57716	860
01/01/2012 to 12/31/2012	$9.57716	$11.27953	1,128
01/01/2013 to 12/31/2013	$11.27953	$13.14034	1,076
01/01/2014 to 12/31/2014	$13.14034	$12.14739	1,194
01/01/2015 to 12/31/2015	$12.14739	$12.26035	989

AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92891	$10.77933	0
01/01/2011 to 12/31/2011	$10.77933	$9.22411	720
01/01/2012 to 12/31/2012	$9.22411	$10.53073	1,793
01/01/2013 to 12/31/2013	$10.53073	$12.31033	2,938
01/01/2014 to 12/31/2014	$12.31033	$11.23806	3,191
01/01/2015 to 12/31/2015	$11.23806	$11.08635	2,996

AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00644	$10.58415	0
01/01/2011 to 12/31/2011	$10.58415	$11.64591	99,914
01/01/2012 to 12/31/2012	$11.64591	$12.46651	35,478
01/01/2013 to 12/31/2013	$12.46651	$11.81025	17,063
01/01/2014 to 12/31/2014	$11.81025	$12.33407	21,139
01/01/2015 to 12/31/2015	$12.33407	$12.21051	47,321

AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97645	$10.85561	2,136
01/01/2011 to 12/31/2011	$10.85561	$10.56202	1,549
01/01/2012 to 12/31/2012	$10.56202	$11.73841	5,377
01/01/2013 to 12/31/2013	$11.73841	$13.35620	5,990
01/01/2014 to 12/31/2014	$13.35620	$13.90077	5,011
01/01/2015 to 12/31/2015	$13.90077	$13.45952	4,578

AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92157	$10.54174	2,500
01/01/2011 to 12/31/2011	$10.54174	$9.37150	1,084
01/01/2012 to 12/31/2012	$9.37150	$11.17875	1,083
01/01/2013 to 12/31/2013	$11.17875	$12.61883	999
01/01/2014 to 12/31/2014	$12.61883	$11.56154	1,069
01/01/2015 to 12/31/2015	$11.56154	$10.99675	1,050

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99821	$10.57174	3,188
01/01/2011 to 12/31/2011	$10.57174	$10.36895	8,634
01/01/2012 to 12/31/2012	$10.36895	$11.23332	10,235
01/01/2013 to 12/31/2013	$11.23332	$12.20458	9,357
01/01/2014 to 12/31/2014	$12.20458	$12.59292	6,405
01/01/2015 to 12/31/2015	$12.59292	$12.29973	6,117

AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97106	$10.76026	0
01/01/2011 to 12/31/2011	$10.76026	$10.59897	341
01/01/2012 to 12/31/2012	$10.59897	$11.94582	650
01/01/2013 to 12/31/2013	$11.94582	$15.95494	579
01/01/2014 to 12/31/2014	$15.95494	$17.09580	531
01/01/2015 to 12/31/2015	$17.09580	$18.50726	479

AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99020	$10.60265	1,193
01/01/2011 to 12/31/2011	$10.60265	$9.94093	13
01/01/2012 to 12/31/2012	$9.94093	$11.36943	169
01/01/2013 to 12/31/2013	$11.36943	$15.55961	138
01/01/2014 to 12/31/2014	$15.55961	$17.31807	121
01/01/2015 to 12/31/2015	$17.31807	$15.61779	118

AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99232	$11.28865	0
01/01/2011 to 12/31/2011	$11.28865	$10.94541	439
01/01/2012 to 12/31/2012	$10.94541	$12.02352	587
01/01/2013 to 12/31/2013	$12.02352	$16.07255	733
01/01/2014 to 12/31/2014	$16.07255	$17.39250	3,415
01/01/2015 to 12/31/2015	$17.39250	$18.73280	392

AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98839	$10.80526	14,466
01/01/2011 to 12/31/2011	$10.80526	$11.64879	15,058
01/01/2012 to 12/31/2012	$11.64879	$12.07382	15,557
01/01/2013 to 12/31/2013	$12.07382	$11.57800	13,729
01/01/2014 to 12/31/2014	$11.57800	$12.05291	12,455
01/01/2015 to 12/31/2015	$12.05291	$11.72491	9,180

AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98734	$10.87856	0
01/01/2011 to 12/31/2011	$10.87856	$10.31155	25
01/01/2012 to 12/31/2012	$10.31155	$12.41801	24
01/01/2013 to 12/31/2013	$12.41801	$15.50888	23
01/01/2014 to 12/31/2014	$15.50888	$15.72646	23
01/01/2015 to 12/31/2015	$15.72646	$15.16288	24

AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99821	$10.85427	0
01/01/2011 to 12/31/2011	$10.85427	$10.55815	24
01/01/2012 to 12/31/2012	$10.55815	$12.09583	276
01/01/2013 to 12/31/2013	$12.09583	$16.18042	231
01/01/2014 to 12/31/2014	$16.18042	$17.21163	338
01/01/2015 to 12/31/2015	$17.21163	$18.05908	3,359

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99822	$10.17752	0
01/01/2013 to 12/31/2013	$10.17752	$13.39500	0
01/01/2014 to 12/31/2014	$13.39500	$14.44620	0
01/01/2015 to 12/31/2015	$14.44620	$14.03334	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98848	$11.48400	0
01/01/2011 to 12/31/2011	$11.48400	$10.84971	850
01/01/2012 to 12/31/2012	$10.84971	$12.57064	1,729
01/01/2013 to 12/31/2013	$12.57064	$16.28775	2,459
01/01/2014 to 12/31/2014	$16.28775	$18.32341	2,121
01/01/2015 to 12/31/2015	$18.32341	$16.74458	2,115

AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99822	$9.82805	1,287
01/01/2011 to 12/31/2011	$9.82805	$9.61919	1,332
01/01/2012 to 12/31/2012	$9.61919	$9.41308	0
01/01/2013 to 12/31/2013	$9.41308	$9.21068	0
01/01/2014 to 12/31/2014	$9.21068	$9.01260	0
01/01/2015 to 12/31/2015	$9.01260	$8.81875	0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99077	$11.21717	1,144
01/01/2011 to 12/31/2011	$11.21717	$10.70359	1,141
01/01/2012 to 12/31/2012	$10.70359	$12.26702	1,330
01/01/2013 to 12/31/2013	$12.26702	$17.04575	1,722
01/01/2014 to 12/31/2014	$17.04575	$19.05619	772
01/01/2015 to 12/31/2015	$19.05619	$17.59543	443

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02812	$10.06193	0
01/01/2012 to 12/31/2012	$10.06193	$10.32505	173
01/01/2013 to 12/31/2013	$10.32505	$9.81689	203
01/01/2014 to 12/31/2014	$9.81689	$10.10066	0
01/01/2015 to 10/16/2015	$10.10066	$10.03297	0

AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95851	$11.90567	0
01/01/2011 to 12/31/2011	$11.90567	$11.84656	1,193
01/01/2012 to 12/31/2012	$11.84656	$13.02686	1,450
01/01/2013 to 12/31/2013	$13.02686	$16.90375	1,549
01/01/2014 to 12/31/2014	$16.90375	$17.85356	577
01/01/2015 to 10/16/2015	$17.85356	$18.23410	0

AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97264	$11.40989	0
01/01/2011 to 04/29/2011	$11.40989	$12.77672	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99822	$10.28812	8,798
01/01/2013 to 12/31/2013	$10.28812	$11.97118	10,150
01/01/2014 to 12/31/2014	$11.97118	$12.31571	9,161
01/01/2015 to 12/31/2015	$12.31571	$11.90126	9,584

AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93869	$11.65729	0
01/01/2011 to 12/31/2011	$11.65729	$9.09457	540
01/01/2012 to 12/31/2012	$9.09457	$10.49422	3,376
01/01/2013 to 12/31/2013	$10.49422	$10.29148	5,025
01/01/2014 to 12/31/2014	$10.29148	$9.59859	5,187
01/01/2015 to 12/31/2015	$9.59859	$7.82112	6,018

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98918	$10.58066	103,605
01/01/2011 to 12/31/2011	$10.58066	$10.45671	144,285
01/01/2012 to 12/31/2012	$10.45671	$11.29302	154,091
01/01/2013 to 12/31/2013	$11.29302	$12.06818	144,853
01/01/2014 to 12/31/2014	$12.06818	$12.49073	133,030
01/01/2015 to 12/31/2015	$12.49073	$12.23976	81,899

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01813	$10.06185	3,193
01/01/2012 to 12/31/2012	$10.06185	$10.54515	3,248
01/01/2013 to 12/31/2013	$10.54515	$10.07983	3,384
01/01/2014 to 12/31/2014	$10.07983	$10.46093	3,119
01/01/2015 to 12/31/2015	$10.46093	$10.20855	4,845

AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96321	$11.49069	14,765
01/01/2011 to 12/31/2011	$11.49069	$10.54529	13,742
01/01/2012 to 12/31/2012	$10.54529	$11.65139	38,728
01/01/2013 to 12/31/2013	$11.65139	$13.34208	43,047
01/01/2014 to 12/31/2014	$13.34208	$14.25597	41,214
01/01/2015 to 12/31/2015	$14.25597	$13.86404	75,359

AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99821	$10.87426	0
01/01/2011 to 12/31/2011	$10.87426	$11.00879	20
01/01/2012 to 12/31/2012	$11.00879	$12.79735	2,580
01/01/2013 to 12/31/2013	$12.79735	$16.58305	2,861
01/01/2014 to 12/31/2014	$16.58305	$19.01976	2,728
01/01/2015 to 12/31/2015	$19.01976	$19.18394	9

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99821	$8.86947	0
01/01/2012 to 12/31/2012	$8.86947	$9.82046	0
01/01/2013 to 12/31/2013	$9.82046	$11.76164	0
01/01/2014 to 12/31/2014	$11.76164	$12.25695	0
01/01/2015 to 12/31/2015	$12.25695	$12.01147	0

AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98727	$10.76898	12,612
01/01/2011 to 12/31/2011	$10.76898	$10.34642	15,869
01/01/2012 to 12/31/2012	$10.34642	$11.16466	25,982
01/01/2013 to 12/31/2013	$11.16466	$12.28361	25,857
01/01/2014 to 12/31/2014	$12.28361	$12.63732	18,752
01/01/2015 to 12/31/2015	$12.63732	$12.34513	30,926

AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97747	$10.95621	17,006
01/01/2011 to 12/31/2011	$10.95621	$10.46489	13,401
01/01/2012 to 12/31/2012	$10.46489	$11.86788	20,652
01/01/2013 to 12/31/2013	$11.86788	$13.70999	23,323
01/01/2014 to 12/31/2014	$13.70999	$14.14394	22,800
01/01/2015 to 12/31/2015	$14.14394	$13.76481	38,914

AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98210	$10.74814	6,603
01/01/2011 to 12/31/2011	$10.74814	$10.16193	11,212
01/01/2012 to 12/31/2012	$10.16193	$11.05046	18,001
01/01/2013 to 12/31/2013	$11.05046	$12.37005	19,752
01/01/2014 to 12/31/2014	$12.37005	$12.47156	18,974
01/01/2015 to 10/16/2015	$12.47156	$12.08157	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97155	$12.13891	0
01/01/2011 to 12/31/2011	$12.13891	$10.32083	317
01/01/2012 to 12/31/2012	$10.32083	$12.12578	4,398
01/01/2013 to 12/31/2013	$12.12578	$16.70757	4,659
01/01/2014 to 12/31/2014	$16.70757	$17.15614	2,729
01/01/2015 to 12/31/2015	$17.15614	$17.01143	85

AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96060	$12.59822	0
01/01/2011 to 12/31/2011	$12.59822	$12.20705	190
01/01/2012 to 12/31/2012	$12.20705	$13.39860	194
01/01/2013 to 12/31/2013	$13.39860	$17.72209	537
01/01/2014 to 12/31/2014	$17.72209	$18.00331	503
01/01/2015 to 12/31/2015	$18.00331	$17.75463	287

AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96403	$11.44962	0
01/01/2011 to 12/31/2011	$11.44962	$10.53432	1,198
01/01/2012 to 12/31/2012	$10.53432	$12.17939	1,966
01/01/2013 to 12/31/2013	$12.17939	$16.37500	2,563
01/01/2014 to 12/31/2014	$16.37500	$16.86709	2,571
01/01/2015 to 12/31/2015	$16.86709	$15.79312	2,440

AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99191	$10.67665	30,118
01/01/2011 to 12/31/2011	$10.67665	$10.65472	60,505
01/01/2012 to 12/31/2012	$10.65472	$11.83249	117,348
01/01/2013 to 12/31/2013	$11.83249	$13.52713	112,707
01/01/2014 to 12/31/2014	$13.52713	$14.01453	105,485
01/01/2015 to 12/31/2015	$14.01453	$13.71900	128,300

AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98556	$10.52203	0
01/01/2011 to 12/31/2011	$10.52203	$10.12732	1,312
01/01/2012 to 12/31/2012	$10.12732	$11.61863	7,656
01/01/2013 to 12/31/2013	$11.61863	$14.74385	8,226
01/01/2014 to 12/31/2014	$14.74385	$15.50412	6,788
01/01/2015 to 10/16/2015	$15.50412	$14.31613	0

AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97079	$11.12002	2,438
01/01/2011 to 12/31/2011	$11.12002	$10.69680	5,130
01/01/2012 to 12/31/2012	$10.69680	$12.30683	9,672
01/01/2013 to 12/31/2013	$12.30683	$17.34416	9,905
01/01/2014 to 12/31/2014	$17.34416	$18.38761	8,679
01/01/2015 to 12/31/2015	$18.38761	$19.71659	8,994

AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85947	$11.45926	0
01/01/2011 to 12/31/2011	$11.45926	$9.54035	853
01/01/2012 to 12/31/2012	$9.54035	$9.67259	3,373
01/01/2013 to 12/31/2013	$9.67259	$10.92040	4,914
01/01/2014 to 12/31/2014	$10.92040	$9.79216	3,358
01/01/2015 to 12/31/2015	$9.79216	$7.73678	3,672

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97990	$10.29578	1,245
01/01/2011 to 12/31/2011	$10.29578	$10.49029	2,525
01/01/2012 to 12/31/2012	$10.49029	$10.80078	2,800
01/01/2013 to 12/31/2013	$10.80078	$10.17186	2,998
01/01/2014 to 12/31/2014	$10.17186	$10.00855	2,742
01/01/2015 to 12/31/2015	$10.00855	$9.34112	1,922

AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99821	$8.80715	6,473
01/01/2012 to 12/31/2012	$8.80715	$9.56607	7,466
01/01/2013 to 12/31/2013	$9.56607	$11.27958	7,403
01/01/2014 to 12/31/2014	$11.27958	$11.64456	11,015
01/01/2015 to 12/31/2015	$11.64456	$11.32210	10,618

AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99821	$10.38458	1,466
01/01/2011 to 12/31/2011	$10.38458	$10.77399	1,815
01/01/2012 to 12/31/2012	$10.77399	$11.36989	9,477
01/01/2013 to 12/31/2013	$11.36989	$10.95942	12,808
01/01/2014 to 12/31/2014	$10.95942	$11.49564	19,721
01/01/2015 to 12/31/2015	$11.49564	$11.38757	19,822

Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97074	$10.62446	13,699
01/01/2011 to 12/31/2011	$10.62446	$10.22267	14,348
01/01/2012 to 09/21/2012	$10.22267	$11.41047	0

*	Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II (2.35%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96734	$10.75915	28,262
01/01/2011 to 12/31/2011	$10.75915	$10.22743	13,293
01/01/2012 to 12/31/2012	$10.22743	$11.24170	5,219
01/01/2013 to 12/31/2013	$11.24170	$12.07242	193
01/01/2014 to 12/31/2014	$12.07242	$12.23882	0
01/01/2015 to 12/31/2015	$12.23882	$11.56645	0

AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97803	$10.86460	0
01/01/2011 to 12/31/2011	$10.86460	$10.62155	44,624
01/01/2012 to 12/31/2012	$10.62155	$11.78720	28,276
01/01/2013 to 12/31/2013	$11.78720	$13.41606	1,753
01/01/2014 to 12/31/2014	$13.41606	$13.90094	0
01/01/2015 to 12/31/2015	$13.90094	$13.68317	0

AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00656	$10.75988	0
01/01/2011 to 12/31/2011	$10.75988	$10.88276	0
01/01/2012 to 05/04/2012	$10.88276	$11.79572	0

AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98830	$10.71761	5,793
01/01/2011 to 12/31/2011	$10.71761	$10.33893	8,239
01/01/2012 to 12/31/2012	$10.33893	$11.35513	10,879
01/01/2013 to 12/31/2013	$11.35513	$13.04513	3,280
01/01/2014 to 12/31/2014	$13.04513	$13.56935	5,975
01/01/2015 to 12/31/2015	$13.56935	$13.31353	4,630

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99805	$9.12313	0
01/01/2012 to 12/31/2012	$9.12313	$9.96798	0
01/01/2013 to 12/31/2013	$9.96798	$10.79016	0
01/01/2014 to 12/31/2014	$10.79016	$11.05246	0
01/01/2015 to 12/31/2015	$11.05246	$10.46885	0

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99805	$10.44912	0
01/01/2014 to 12/31/2014	$10.44912	$10.56864	0
01/01/2015 to 12/31/2015	$10.56864	$10.34835	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/15/2010 to 12/31/2010	$10.00747	$10.04881	2,440
01/01/2011 to 12/31/2011	$10.04881	$10.03369	6,041
01/01/2012 to 12/31/2012	$10.03369	$10.25741	5,131
01/01/2013 to 12/31/2013	$10.25741	$9.79857	1,954
01/01/2014 to 12/31/2014	$9.79857	$9.55887	1,111
01/01/2015 to 12/31/2015	$9.55887	$9.37935	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/15/2010 to 12/31/2010	$10.00639	$10.32046	39,459
01/01/2011 to 12/31/2011	$10.32046	$10.39873	18,326
01/01/2012 to 12/31/2012	$10.39873	$11.10057	14,855
01/01/2013 to 12/31/2013	$11.10057	$10.64048	6,069
01/01/2014 to 12/31/2014	$10.64048	$10.82998	3,974
01/01/2015 to 12/31/2015	$10.82998	$10.35248	771

AST Bond Portfolio 2017
03/15/2010 to 12/31/2010	$9.99805	$10.55169	1,849
01/01/2011 to 12/31/2011	$10.55169	$11.47979	35,376
01/01/2012 to 12/31/2012	$11.47979	$11.78349	37,222
01/01/2013 to 12/31/2013	$11.78349	$11.26985	33,510
01/01/2014 to 12/31/2014	$11.26985	$11.16231	34,980
01/01/2015 to 12/31/2015	$11.16231	$10.91805	12,185

AST Bond Portfolio 2018
03/15/2010 to 12/31/2010	$10.00675	$10.59439	0
01/01/2011 to 12/31/2011	$10.59439	$11.75078	3,287
01/01/2012 to 12/31/2012	$11.75078	$12.13006	1,005
01/01/2013 to 12/31/2013	$12.13006	$11.47274	5,055
01/01/2014 to 12/31/2014	$11.47274	$11.50141	5,055
01/01/2015 to 12/31/2015	$11.50141	$11.32213	5,110

AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99805	$10.59732	0
01/01/2011 to 12/31/2011	$10.59732	$12.00179	0
01/01/2012 to 12/31/2012	$12.00179	$12.40605	2,285
01/01/2013 to 12/31/2013	$12.40605	$11.52925	0
01/01/2014 to 12/31/2014	$11.52925	$11.73842	0
01/01/2015 to 12/31/2015	$11.73842	$11.58535	0

AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00887	$10.62787	0
01/01/2011 to 12/31/2011	$10.62787	$12.31691	0
01/01/2012 to 12/31/2012	$12.31691	$12.78702	0
01/01/2013 to 12/31/2013	$12.78702	$11.67293	0
01/01/2014 to 12/31/2014	$11.67293	$12.10070	0
01/01/2015 to 12/31/2015	$12.10070	$11.99679	0

AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00780	$10.72931	0
01/01/2011 to 12/31/2011	$10.72931	$12.60470	20,038
01/01/2012 to 12/31/2012	$12.60470	$13.14422	4,879
01/01/2013 to 12/31/2013	$13.14422	$11.93675	6,789
01/01/2014 to 12/31/2014	$11.93675	$12.55155	2,759
01/01/2015 to 12/31/2015	$12.55155	$12.47514	3,049

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99805	$11.95342	77,644
01/01/2012 to 12/31/2012	$11.95342	$12.35456	146,381
01/01/2013 to 12/31/2013	$12.35456	$10.88848	66,625
01/01/2014 to 12/31/2014	$10.88848	$11.73515	7,711
01/01/2015 to 12/31/2015	$11.73515	$11.69959	7,839

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99740	$10.34068	0
01/01/2013 to 12/31/2013	$10.34068	$9.06777	10,827
01/01/2014 to 12/31/2014	$9.06777	$9.97216	7,074
01/01/2015 to 12/31/2015	$9.97216	$10.00163	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99870	$8.70047	0
01/01/2014 to 12/31/2014	$8.70047	$9.73572	0
01/01/2015 to 12/31/2015	$9.73572	$9.77696	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99870	$11.23968	0
01/01/2015 to 12/31/2015	$11.23968	$11.19491	7,991

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99870	$9.88219	0

AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97121	$10.52793	0
01/01/2011 to 12/31/2011	$10.52793	$9.67715	0
01/01/2012 to 12/31/2012	$9.67715	$10.69994	0
01/01/2013 to 12/31/2013	$10.69994	$13.73255	0
01/01/2014 to 12/31/2014	$13.73255	$14.78649	0
01/01/2015 to 12/31/2015	$14.78649	$13.75092	0

AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97721	$10.79804	6,523
01/01/2011 to 12/31/2011	$10.79804	$10.28877	3,182
01/01/2012 to 12/31/2012	$10.28877	$11.42534	3,109
01/01/2013 to 12/31/2013	$11.42534	$13.68738	3,524
01/01/2014 to 12/31/2014	$13.68738	$14.30069	4,029
01/01/2015 to 12/31/2015	$14.30069	$14.03913	2,968

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99805	$11.59214	0
01/01/2014 to 12/31/2014	$11.59214	$12.86032	0
01/01/2015 to 12/31/2015	$12.86032	$12.10961	0

AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95944	$11.74760	4,332
01/01/2011 to 12/31/2011	$11.74760	$12.22807	0
01/01/2012 to 12/31/2012	$12.22807	$13.77283	0
01/01/2013 to 12/31/2013	$13.77283	$13.87061	0
01/01/2014 to 12/31/2014	$13.87061	$17.73201	0
01/01/2015 to 12/31/2015	$17.73201	$18.15410	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99805	$9.64227	0
01/01/2014 to 12/31/2014	$9.64227	$9.89604	0
01/01/2015 to 12/31/2015	$9.89604	$9.65408	0

AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99805	$10.84623	0
01/01/2011 to 12/31/2011	$10.84623	$10.32992	0
01/01/2012 to 12/31/2012	$10.32992	$11.46220	0
01/01/2013 to 12/31/2013	$11.46220	$13.34461	0
01/01/2014 to 12/31/2014	$13.34461	$13.77627	0
01/01/2015 to 10/16/2015	$13.77627	$13.66476	0

AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97552	$10.97934	0
01/01/2011 to 12/31/2011	$10.97934	$10.56045	25,101
01/01/2012 to 12/31/2012	$10.56045	$11.40861	15,974
01/01/2013 to 12/31/2013	$11.40861	$12.78490	871
01/01/2014 to 12/31/2014	$12.78490	$12.87792	0
01/01/2015 to 12/31/2015	$12.87792	$12.69991	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99805	$10.69629	1,839
01/01/2013 to 12/31/2013	$10.69629	$13.00109	2,354
01/01/2014 to 12/31/2014	$13.00109	$13.09901	2,978
01/01/2015 to 10/16/2015	$13.09901	$12.48042	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99805	$10.76406	0
01/01/2014 to 12/31/2014	$10.76406	$10.78007	0
01/01/2015 to 10/16/2015	$10.78007	$10.23170	0

AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.96972	$11.50809	697
01/01/2011 to 12/31/2011	$11.50809	$10.67179	323
01/01/2012 to 12/31/2012	$10.67179	$13.21390	288
01/01/2013 to 12/31/2013	$13.21390	$13.46442	435
01/01/2014 to 12/31/2014	$13.46442	$14.97880	513
01/01/2015 to 12/31/2015	$14.97880	$14.61374	341

AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01805	$10.74596	0
01/01/2011 to 12/31/2011	$10.74596	$10.07859	0
01/01/2012 to 12/31/2012	$10.07859	$11.78655	0
01/01/2013 to 12/31/2013	$11.78655	$14.93261	0
01/01/2014 to 02/07/2014	$14.93261	$14.67933	0

AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99129	$10.73041	0
01/01/2011 to 12/31/2011	$10.73041	$9.90037	0
01/01/2012 to 12/31/2012	$9.90037	$11.56865	0
01/01/2013 to 12/31/2013	$11.56865	$15.08617	0
01/01/2014 to 12/31/2014	$15.08617	$16.66640	0
01/01/2015 to 12/31/2015	$16.66640	$15.52266	0

AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01937	$11.37927	0
01/01/2011 to 12/31/2011	$11.37927	$10.78139	0
01/01/2012 to 12/31/2012	$10.78139	$12.59264	0
01/01/2013 to 12/31/2013	$12.59264	$16.25531	0
01/01/2014 to 12/31/2014	$16.25531	$17.70310	0
01/01/2015 to 12/31/2015	$17.70310	$16.30419	0

AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98779	$10.66728	0
01/01/2011 to 12/31/2011	$10.66728	$10.36422	0
01/01/2012 to 12/31/2012	$10.36422	$11.14546	0
01/01/2013 to 12/31/2013	$11.14546	$11.95250	0
01/01/2014 to 12/31/2014	$11.95250	$12.14325	0
01/01/2015 to 12/31/2015	$12.14325	$11.75007	0

AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96468	$11.45406	2,173
01/01/2011 to 12/31/2011	$11.45406	$11.33091	0
01/01/2012 to 12/31/2012	$11.33091	$12.80029	0
01/01/2013 to 12/31/2013	$12.80029	$17.35113	0
01/01/2014 to 12/31/2014	$17.35113	$18.16301	0
01/01/2015 to 12/31/2015	$18.16301	$16.76174	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98565	$10.63446	799
01/01/2011 to 12/31/2011	$10.63446	$10.33380	345
01/01/2012 to 12/31/2012	$10.33380	$11.44285	316
01/01/2013 to 12/31/2013	$11.44285	$15.04350	438
01/01/2014 to 12/31/2014	$15.04350	$14.91881	497
01/01/2015 to 12/31/2015	$14.91881	$13.68482	363

AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98402	$10.72872	3,834
01/01/2011 to 12/31/2011	$10.72872	$10.80943	2,070
01/01/2012 to 12/31/2012	$10.80943	$12.01952	1,707
01/01/2013 to 12/31/2013	$12.01952	$12.57980	1,372
01/01/2014 to 12/31/2014	$12.57980	$12.59830	1,364
01/01/2015 to 12/31/2015	$12.59830	$11.86381	824

AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92888	$11.22148	0
01/01/2011 to 12/31/2011	$11.22148	$9.54183	0
01/01/2012 to 12/31/2012	$9.54183	$11.21495	0
01/01/2013 to 12/31/2013	$11.21495	$13.03848	0
01/01/2014 to 12/31/2014	$13.03848	$12.02858	0
01/01/2015 to 12/31/2015	$12.02858	$12.11568	0

AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92875	$10.76157	0
01/01/2011 to 12/31/2011	$10.76157	$9.19006	0
01/01/2012 to 12/31/2012	$9.19006	$10.47035	0
01/01/2013 to 12/31/2013	$10.47035	$12.21478	0
01/01/2014 to 12/31/2014	$12.21478	$11.12807	0
01/01/2015 to 12/31/2015	$11.12807	$10.95534	0

AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97628	$10.83775	0
01/01/2011 to 12/31/2011	$10.83775	$10.52321	4,297
01/01/2012 to 12/31/2012	$10.52321	$11.67143	2,580
01/01/2013 to 12/31/2013	$11.67143	$13.25283	810
01/01/2014 to 12/31/2014	$13.25283	$13.76509	810
01/01/2015 to 12/31/2015	$13.76509	$13.30082	728

AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92140	$10.52447	0
01/01/2011 to 12/31/2011	$10.52447	$9.33702	0
01/01/2012 to 12/31/2012	$9.33702	$11.11487	0
01/01/2013 to 12/31/2013	$11.11487	$12.52096	0
01/01/2014 to 12/31/2014	$12.52096	$11.44842	0
01/01/2015 to 12/31/2015	$11.44842	$10.86689	0

AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99805	$10.55438	3,064
01/01/2011 to 12/31/2011	$10.55438	$10.33075	1,469
01/01/2012 to 12/31/2012	$10.33075	$11.16896	1,413
01/01/2013 to 12/31/2013	$11.16896	$12.10980	1,107
01/01/2014 to 12/31/2014	$12.10980	$12.46955	1,107
01/01/2015 to 12/31/2015	$12.46955	$12.15423	588

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97090	$10.74258	0
01/01/2011 to 12/31/2011	$10.74258	$10.56007	0
01/01/2012 to 12/31/2012	$10.56007	$11.87760	0
01/01/2013 to 12/31/2013	$11.87760	$15.83137	0
01/01/2014 to 12/31/2014	$15.83137	$16.92852	0
01/01/2015 to 12/31/2015	$16.92852	$18.28864	0

AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99003	$10.58525	801
01/01/2011 to 12/31/2011	$10.58525	$9.90441	358
01/01/2012 to 12/31/2012	$9.90441	$11.30444	323
01/01/2013 to 12/31/2013	$11.30444	$15.43913	422
01/01/2014 to 12/31/2014	$15.43913	$17.14880	461
01/01/2015 to 12/31/2015	$17.14880	$15.43354	317

AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99215	$11.27007	755
01/01/2011 to 12/31/2011	$11.27007	$10.90506	319
01/01/2012 to 12/31/2012	$10.90506	$11.95463	306
01/01/2013 to 12/31/2013	$11.95463	$15.94779	412
01/01/2014 to 12/31/2014	$15.94779	$17.22216	458
01/01/2015 to 12/31/2015	$17.22216	$18.51127	281

AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98822	$10.78752	0
01/01/2011 to 12/31/2011	$10.78752	$11.60598	3,934
01/01/2012 to 12/31/2012	$11.60598	$12.00483	3,287
01/01/2013 to 12/31/2013	$12.00483	$11.48813	1,250
01/01/2014 to 12/31/2014	$11.48813	$11.93491	670
01/01/2015 to 12/31/2015	$11.93491	$11.58634	0

AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98718	$10.86071	764
01/01/2011 to 12/31/2011	$10.86071	$10.27356	335
01/01/2012 to 12/31/2012	$10.27356	$12.34700	308
01/01/2013 to 12/31/2013	$12.34700	$15.38878	416
01/01/2014 to 12/31/2014	$15.38878	$15.57270	502
01/01/2015 to 12/31/2015	$15.57270	$14.98399	332

AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99805	$10.83645	0
01/01/2011 to 12/31/2011	$10.83645	$10.51928	0
01/01/2012 to 12/31/2012	$10.51928	$12.02656	0
01/01/2013 to 12/31/2013	$12.02656	$16.05490	0
01/01/2014 to 12/31/2014	$16.05490	$17.04320	0
01/01/2015 to 12/31/2015	$17.04320	$17.84580	0

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99805	$10.16978	0
01/01/2013 to 12/31/2013	$10.16978	$13.35750	0
01/01/2014 to 12/31/2014	$13.35750	$14.37634	0
01/01/2015 to 12/31/2015	$14.37634	$13.93693	0

AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98831	$11.46513	0
01/01/2011 to 12/31/2011	$11.46513	$10.80972	0
01/01/2012 to 12/31/2012	$10.80972	$12.49876	0
01/01/2013 to 12/31/2013	$12.49876	$16.16160	0
01/01/2014 to 12/31/2014	$16.16160	$18.14438	0
01/01/2015 to 12/31/2015	$18.14438	$16.54707	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99805	$9.81187	12,181
01/01/2011 to 12/31/2011	$9.81187	$9.58392	0
01/01/2012 to 12/31/2012	$9.58392	$9.35920	0
01/01/2013 to 12/31/2013	$9.35920	$9.13913	0
01/01/2014 to 12/31/2014	$9.13913	$8.92450	0
01/01/2015 to 12/31/2015	$8.92450	$8.71476	0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99060	$11.19874	0
01/01/2011 to 12/31/2011	$11.19874	$10.66429	0
01/01/2012 to 12/31/2012	$10.66429	$12.19697	0
01/01/2013 to 12/31/2013	$12.19697	$16.91385	0
01/01/2014 to 12/31/2014	$16.91385	$18.87003	0
01/01/2015 to 12/31/2015	$18.87003	$17.38782	0

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02796	$10.05835	0
01/01/2012 to 12/31/2012	$10.05835	$10.30028	0
01/01/2013 to 12/31/2013	$10.30028	$9.77326	0
01/01/2014 to 12/31/2014	$9.77326	$10.03530	0
01/01/2015 to 10/16/2015	$10.03530	$9.95175	0

AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95834	$11.88608	0
01/01/2011 to 12/31/2011	$11.88608	$11.80292	0
01/01/2012 to 12/31/2012	$11.80292	$12.95221	0
01/01/2013 to 12/31/2013	$12.95221	$16.77251	0
01/01/2014 to 12/31/2014	$16.77251	$17.67872	0
01/01/2015 to 10/16/2015	$17.67872	$18.02624	0

AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97247	$11.39120	0
01/01/2011 to 04/29/2011	$11.39120	$12.74737	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99805	$10.27384	0
01/01/2013 to 12/31/2013	$10.27384	$11.93003	0
01/01/2014 to 12/31/2014	$11.93003	$12.24836	0
01/01/2015 to 12/31/2015	$12.24836	$11.81199	0

AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93852	$11.63809	0
01/01/2011 to 12/31/2011	$11.63809	$9.06103	0
01/01/2012 to 12/31/2012	$9.06103	$10.43410	0
01/01/2013 to 12/31/2013	$10.43410	$10.21164	0
01/01/2014 to 12/31/2014	$10.21164	$9.50471	0
01/01/2015 to 12/31/2015	$9.50471	$7.72875	0

AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98901	$10.56322	4,567
01/01/2011 to 12/31/2011	$10.56322	$10.41816	24,434
01/01/2012 to 12/31/2012	$10.41816	$11.22833	16,996
01/01/2013 to 12/31/2013	$11.22833	$11.97456	1,673
01/01/2014 to 12/31/2014	$11.97456	$12.36853	1,672
01/01/2015 to 12/31/2015	$12.36853	$12.09525	885

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01797	$10.05822	0
01/01/2012 to 12/31/2012	$10.05822	$10.51980	0
01/01/2013 to 12/31/2013	$10.51980	$10.03496	0
01/01/2014 to 12/31/2014	$10.03496	$10.39310	0
01/01/2015 to 12/31/2015	$10.39310	$10.12167	0

AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96304	$11.47182	4,012
01/01/2011 to 12/31/2011	$11.47182	$10.50641	5,153
01/01/2012 to 12/31/2012	$10.50641	$11.58467	3,813
01/01/2013 to 12/31/2013	$11.58467	$13.23852	1,708
01/01/2014 to 12/31/2014	$13.23852	$14.11648	1,944
01/01/2015 to 12/31/2015	$14.11648	$13.70023	3,476

AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99805	$10.85629	0
01/01/2011 to 12/31/2011	$10.85629	$10.96805	0
01/01/2012 to 12/31/2012	$10.96805	$12.72392	0
01/01/2013 to 12/31/2013	$12.72392	$16.45421	0
01/01/2014 to 12/31/2014	$16.45421	$18.83337	0
01/01/2015 to 12/31/2015	$18.83337	$18.95714	0

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99805	$8.85728	0
01/01/2012 to 12/31/2012	$8.85728	$9.78676	0
01/01/2013 to 12/31/2013	$9.78676	$11.69734	0
01/01/2014 to 12/31/2014	$11.69734	$12.16502	0
01/01/2015 to 12/31/2015	$12.16502	$11.89708	0

AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98710	$10.75126	0
01/01/2011 to 12/31/2011	$10.75126	$10.30837	24,258
01/01/2012 to 12/31/2012	$10.30837	$11.10075	15,406
01/01/2013 to 12/31/2013	$11.10075	$12.18835	894
01/01/2014 to 12/31/2014	$12.18835	$12.51365	0
01/01/2015 to 12/31/2015	$12.51365	$12.19922	0

AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97730	$10.93809	0
01/01/2011 to 12/31/2011	$10.93809	$10.42625	367
01/01/2012 to 12/31/2012	$10.42625	$11.79997	228
01/01/2013 to 12/31/2013	$11.79997	$13.60373	72
01/01/2014 to 12/31/2014	$13.60373	$14.00575	0
01/01/2015 to 12/31/2015	$14.00575	$13.60241	0

AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98193	$10.73043	1,333
01/01/2011 to 12/31/2011	$10.73043	$10.12445	575
01/01/2012 to 12/31/2012	$10.12445	$10.98727	411
01/01/2013 to 12/31/2013	$10.98727	$12.27410	118
01/01/2014 to 12/31/2014	$12.27410	$12.34958	0
01/01/2015 to 10/16/2015	$12.34958	$11.94413	0

AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97138	$12.11885	0
01/01/2011 to 12/31/2011	$12.11885	$10.28273	0
01/01/2012 to 12/31/2012	$10.28273	$12.05627	0
01/01/2013 to 12/31/2013	$12.05627	$16.57797	0
01/01/2014 to 12/31/2014	$16.57797	$16.98811	0
01/01/2015 to 12/31/2015	$16.98811	$16.81029	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96043	$12.57745	5,668
01/01/2011 to 12/31/2011	$12.57745	$12.16210	0
01/01/2012 to 12/31/2012	$12.16210	$13.32183	0
01/01/2013 to 12/31/2013	$13.32183	$17.58467	0
01/01/2014 to 12/31/2014	$17.58467	$17.82723	0
01/01/2015 to 12/31/2015	$17.82723	$17.54499	0

AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96386	$11.43076	0
01/01/2011 to 12/31/2011	$11.43076	$10.49532	0
01/01/2012 to 12/31/2012	$10.49532	$12.10947	0
01/01/2013 to 12/31/2013	$12.10947	$16.24786	0
01/01/2014 to 12/31/2014	$16.24786	$16.70196	0
01/01/2015 to 12/31/2015	$16.70196	$15.60645	0

AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99174	$10.65907	0
01/01/2011 to 12/31/2011	$10.65907	$10.61552	64,497
01/01/2012 to 12/31/2012	$10.61552	$11.76460	41,032
01/01/2013 to 12/31/2013	$11.76460	$13.42200	2,372
01/01/2014 to 12/31/2014	$13.42200	$13.87731	0
01/01/2015 to 12/31/2015	$13.87731	$13.55686	0

AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98539	$10.50481	0
01/01/2011 to 12/31/2011	$10.50481	$10.09018	0
01/01/2012 to 12/31/2012	$10.09018	$11.55233	0
01/01/2013 to 12/31/2013	$11.55233	$14.62983	0
01/01/2014 to 12/31/2014	$14.62983	$15.35296	0
01/01/2015 to 10/16/2015	$15.35296	$14.15364	0

AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97062	$11.10177	2,166
01/01/2011 to 12/31/2011	$11.10177	$10.65756	871
01/01/2012 to 12/31/2012	$10.65756	$12.23662	732
01/01/2013 to 12/31/2013	$12.23662	$17.21005	473
01/01/2014 to 12/31/2014	$17.21005	$18.20816	736
01/01/2015 to 12/31/2015	$18.20816	$19.48421	505

AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85930	$11.44026	2,212
01/01/2011 to 12/31/2011	$11.44026	$9.50511	0
01/01/2012 to 12/31/2012	$9.50511	$9.61709	0
01/01/2013 to 12/31/2013	$9.61709	$10.83551	0
01/01/2014 to 12/31/2014	$10.83551	$9.69615	0
01/01/2015 to 12/31/2015	$9.69615	$7.64524	0

AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97973	$10.27887	2,359
01/01/2011 to 12/31/2011	$10.27887	$10.45171	0
01/01/2012 to 12/31/2012	$10.45171	$10.73906	0
01/01/2013 to 12/31/2013	$10.73906	$10.09311	0
01/01/2014 to 12/31/2014	$10.09311	$9.91083	0
01/01/2015 to 12/31/2015	$9.91083	$9.23093	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99805	$8.79506	0
01/01/2012 to 12/31/2012	$8.79506	$9.53337	0
01/01/2013 to 12/31/2013	$9.53337	$11.21815	0
01/01/2014 to 12/31/2014	$11.21815	$11.55756	0
01/01/2015 to 12/31/2015	$11.55756	$11.21457	0

AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99805	$10.36763	5,384
01/01/2011 to 12/31/2011	$10.36763	$10.73432	333
01/01/2012 to 12/31/2012	$10.73432	$11.30483	323
01/01/2013 to 12/31/2013	$11.30483	$10.87439	560
01/01/2014 to 12/31/2014	$10.87439	$11.38303	651
01/01/2015 to 12/31/2015	$11.38303	$11.25306	448

Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97057	$10.60699	4,093
01/01/2011 to 12/31/2011	$10.60699	$10.18506	1,710
01/01/2012 to 09/21/2012	$10.18506	$11.35160	0

*	Denotes the start date of these sub-accounts

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$9,166,077	$18,162,123	$19,281,508	$24,661,151	$15,391,007
Net Assets	$9,166,077	$18,162,123	$19,281,508	$24,661,151	$15,391,007

NET ASSETS, representing:
Accumulation units	$9,166,077	$18,162,123	$19,281,508	$24,661,151	$15,391,007
	$9,166,077	$18,162,123	$19,281,508	$24,661,151	$15,391,007

Units outstanding	7,671,857	7,285,489	6,571,346	8,663,350	3,995,109

Portfolio shares held	916,608	1,561,661	488,510	1,014,445	3,288,677
Portfolio net asset value per share	$10.00	$11.63	$39.47	$24.31	$4.68
Investment in portfolio shares, at cost	$9,166,077	$17,373,681	$13,316,762	$19,642,318	$17,358,800

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$96	$—	$—	$—	$1,067,836

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	142,714	278,121	290,337	403,967	254,049
NET INVESTMENT INCOME (LOSS)	(142,618)	(278,121)	(290,337)	(403,967)	813,787

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	185,371	967,572	1,002,014	(137,477)
Net change in unrealized gain (loss) on investments	—	(203,548)	(441,785)	(3,258,494)	(1,277,064)
NET GAIN (LOSS) ON INVESTMENTS	—	(18,177)	525,787	(2,256,480)	(1,414,541)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(142,618)	$(296,298)	$235,450	$(2,660,447)	$(600,754)

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at fair value	$22,239,392	$5,124,505	$26,665,687	$4,040,772	$1,705,509
Net Assets	$22,239,392	$5,124,505	$26,665,687	$4,040,772	$1,705,509

NET ASSETS, representing:
Accumulation units	$22,239,392	$5,124,505	$26,665,687	$4,040,772	$1,705,509
	$22,239,392	$5,124,505	$26,665,687	$4,040,772	$1,705,509

Units outstanding	7,937,652	2,247,081	8,014,327	947,409	1,074,526

Portfolio shares held	457,695	194,626	585,544	149,992	116,258
Portfolio net asset value per share	$48.59	$26.33	$45.54	$26.94	$14.67
Investment in portfolio shares, at cost	$16,253,052	$3,797,487	$13,846,843	$2,518,347	$1,587,105

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$355,934	$—	$—	$—	$17,171

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	344,695	77,877	388,152	62,032	26,005
NET INVESTMENT INCOME (LOSS)	11,239	(77,877)	(388,152)	(62,032)	(8,834)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	289,924	—	—	—	34,341
Net realized gain (loss) on shares redeemed	1,477,926	186,113	1,819,939	243,247	22,605
Net change in unrealized gain (loss) on investments	(1,809,123)	(46,869)	1,127,432	(334,342)	(82,430)
NET GAIN (LOSS) ON INVESTMENTS	(41,273)	139,244	2,947,371	(91,095)	(25,484)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(30,034)	$61,367	$2,559,219	$(153,127)	$(34,318)

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$6,158,141	$8,075,587	$5,209,386	$5,143,064	$1,470,149
Net Assets	$6,158,141	$8,075,587	$5,209,386	$5,143,064	$1,470,149

NET ASSETS, representing:
Accumulation units	$6,158,141	$8,075,587	$5,209,386	$5,143,064	$1,470,149
	$6,158,141	$8,075,587	$5,209,386	$5,143,064	$1,470,149

Units outstanding	2,066,355	3,193,282	1,975,668	1,733,994	554,972

Portfolio shares held	229,696	238,640	168,917	178,579	55,103
Portfolio net asset value per share	$26.81	$33.84	$30.84	$28.80	$26.68
Investment in portfolio shares, at cost	$4,705,130	$6,204,013	$4,682,902	$6,002,110	$1,068,374

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$121,609	$101,466	$33,976	$34,734	$11,273

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	93,957	126,763	76,213	82,512	21,815
NET INVESTMENT INCOME (LOSS)	27,652	(25,297)	(42,237)	(47,778)	(10,542)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	139,333	927,908	974,475	171,536	116,306
Net realized gain (loss) on shares redeemed	204,834	443,428	197,404	(52,633)	77,651
Net change in unrealized gain (loss) on investments	(935,695)	(1,983,911)	(894,831)	(639,491)	(191,673)
NET GAIN (LOSS) ON INVESTMENTS	(591,528)	(612,575)	277,048	(520,588)	2,284

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(563,876)	$(637,872)	$234,811	$(568,366)	$(8,258)

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$6,166,284	$2,144,215	$2,774,584	$3,678,113	$1,977,023
Net Assets	$6,166,284	$2,144,215	$2,774,584	$3,678,113	$1,977,023

NET ASSETS, representing:
Accumulation units	$6,166,284	$2,144,215	$2,774,584	$3,678,113	$1,977,023
	$6,166,284	$2,144,215	$2,774,584	$3,678,113	$1,977,023

Units outstanding	2,092,841	702,338	1,038,390	1,431,191	1,239,717

Portfolio shares held	153,505	242,284	156,845	156,117	205,512
Portfolio net asset value per share	$40.17	$8.85	$17.69	$23.56	$9.62
Investment in portfolio shares, at cost	$3,960,481	$1,633,722	$3,281,220	$2,155,101	$2,274,640

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$9,924	$49,285	$—	$—	$16,164

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	89,872	32,446	43,556	54,631	29,196
NET INVESTMENT INCOME (LOSS)	(79,948)	16,839	(43,556)	(54,631)	(13,032)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	345,348	—	741,172	—	311,927
Net realized gain (loss) on shares redeemed	387,572	92,943	9,718	228,466	9,930
Net change in unrealized gain (loss) on investments	(271,499)	(232,427)	(813,727)	10,351	(300,664)
NET GAIN (LOSS) ON INVESTMENTS	461,421	(139,484)	(62,837)	238,817	21,193

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$381,473	$(122,645)	$(106,393)	$184,186	$8,161

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$781,973	$7,995,901	$467,677	$7,527,060	$2,065,266
Net Assets	$781,973	$7,995,901	$467,677	$7,527,060	$2,065,266

NET ASSETS, representing:
Accumulation units	$781,973	$7,995,901	$467,678	$7,527,060	$2,065,266
	$781,973	$7,995,901	$467,678	$7,527,060	$2,065,266

Units outstanding	692,379	3,127,820	282,943	2,620,771	1,379,199

Portfolio shares held	16,370	427,588	15,466	650,005	336,362
Portfolio net asset value per share	$47.77	$18.70	$30.24	$11.58	$6.14
Investment in portfolio shares, at cost	$529,127	$5,419,412	$385,359	$4,766,497	$2,082,353

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$2,344	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	10,590	139,338	7,816	130,935	34,224
NET INVESTMENT INCOME (LOSS)	(10,590)	(139,338)	(5,472)	(130,935)	(34,224)
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	70,216	—	95,764	—	—
Net realized gain (loss) on shares redeemed	13,523	470,657	24,298	495,909	5,089
Net change in unrealized gain (loss) on investments	(6,592)	(924,616)	(98,738)	(646,503)	82,634
NET GAIN (LOSS) ON INVESTMENTS	77,147	(453,959)	21,324	(150,594)	87,723

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$66,557	$(593,297)	$15,852	$(281,529)	$53,499

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$48,225,036	$—	$25,075,710	$170,786,459
Net Assets	$—	$48,225,036	$—	$25,075,710	$170,786,459

NET ASSETS, representing:
Accumulation units	$—	$48,225,036	$—	$25,075,710	$170,786,459
	$—	$48,225,036	$—	$25,075,710	$170,786,459

Units outstanding	—	3,144,215	—	1,351,493	13,597,123

Portfolio shares held	—	1,899,371	—	2,413,447	10,401,124
Portfolio net asset value per share	$—	$25.39	$—	$10.39	$16.42
Investment in portfolio shares, at cost	$—	$43,793,287	$—	$19,794,042	$142,578,365

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	4/24/2015**	12/31/2015	10/16/2015**	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	9,518	484,557	2,541,669	412,886	2,903,995
NET INVESTMENT INCOME (LOSS)	(9,518)	(484,557)	(2,541,669)	(412,886)	(2,903,995)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	45,022	1,533,529	29,841,892	2,064,362	3,746,641
Net change in unrealized gain (loss) on investments	153,507	(3,088,698)	(32,763,421)	(1,087,234)	(4,043,089)
NET GAIN (LOSS) ON INVESTMENTS	198,529	(1,555,169)	(2,921,529)	977,128	(296,448)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$189,011	$(2,039,726)	$(5,463,198)	$564,242	$(3,200,443)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$12,193,339	$24,160,782	$16,131,326	$9,799,181	$11,604,280
Net Assets	$12,193,339	$24,160,782	$16,131,326	$9,799,181	$11,604,280

NET ASSETS, representing:
Accumulation units	$12,193,339	$24,160,782	$16,131,326	$9,799,181	$11,604,280
	$12,193,339	$24,160,782	$16,131,326	$9,799,181	$11,604,280

Units outstanding	871,428	1,943,600	956,533	588,083	731,067

Portfolio shares held	996,188	2,975,466	1,118,677	513,584	561,951
Portfolio net asset value per share	$12.24	$8.12	$14.42	$19.08	$20.65
Investment in portfolio shares, at cost	$9,882,835	$23,088,513	$12,381,116	$7,599,029	$9,793,145

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	221,403	431,091	322,236	213,700	172,827
NET INVESTMENT INCOME (LOSS)	(221,403)	(431,091)	(322,236)	(213,700)	(172,827)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	602,329	574,645	2,245,629	1,441,655	1,217,019
Net change in unrealized gain (loss) on investments	(1,432,873)	(1,453,136)	(1,834,111)	(2,255,496)	(1,727,424)
NET GAIN (LOSS) ON INVESTMENTS	(830,544)	(878,491)	411,518	(813,841)	(510,405)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,051,947)	$(1,309,582)	$89,282	$(1,027,541)	$(683,232)

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$56,160,343	$25,606,628	$45,417,667	$48,900,416	$13,390,423
Net Assets	$56,160,343	$25,606,628	$45,417,667	$48,900,416	$13,390,423

NET ASSETS, representing:
Accumulation units	$56,160,343	$25,606,628	$45,417,667	$48,900,416	$13,390,423
	$56,160,343	$25,606,628	$45,417,667	$48,900,416	$13,390,423

Units outstanding	3,314,326	1,714,904	3,762,636	2,625,052	736,739

Portfolio shares held	7,693,198	1,229,905	3,810,207	1,376,701	752,271
Portfolio net asset value per share	$7.30	$20.82	$11.92	$35.52	$17.80
Investment in portfolio shares, at cost	$50,618,129	$20,749,694	$43,864,981	$34,156,221	$9,236,841

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	631,587	468,106	654,281	876,580	253,021
NET INVESTMENT INCOME (LOSS)	(631,587)	(468,106)	(654,281)	(876,580)	(253,021)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,759,980	1,596,753	564,932	4,477,796	1,791,260
Net change in unrealized gain (loss) on investments	(4,045,724)	(3,901,017)	(880,802)	531,152	(707,537)
NET GAIN (LOSS) ON INVESTMENTS	(2,285,744)	(2,304,264)	(315,870)	5,008,948	1,083,723

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,917,331)	$(2,772,370)	$(970,151)	$4,132,368	$830,702

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$25,865,452	$16,587,548	$—	$17,757,952
Net Assets	$—	$25,865,452	$16,587,548	$—	$17,757,952

NET ASSETS, representing:
Accumulation units	$—	$25,865,452	$16,587,548	$—	$17,757,952
	$—	$25,865,452	$16,587,548	$—	$17,757,952

Units outstanding	—	1,466,274	1,643,939	—	944,800

Portfolio shares held	—	996,742	1,596,492	—	816,082
Portfolio net asset value per share	$—	$25.95	$10.39	$—	$21.76
Investment in portfolio shares, at cost	$—	$19,962,409	$16,793,300	$—	$14,507,608

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	10/16/2015**	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	331,796	475,836	273,924	357,290	295,293
NET INVESTMENT INCOME (LOSS)	(331,796)	(475,836)	(273,924)	(357,290)	(295,293)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,934,234	2,201,119	(46,655)	6,100,818	1,406,513
Net change in unrealized gain (loss) on investments	(7,082,101)	(3,815,193)	132,157	(7,887,882)	(882,580)
NET GAIN (LOSS) ON INVESTMENTS	852,133	(1,614,074)	85,502	(1,787,064)	523,933

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$520,337	$(2,089,910)	$(188,422)	$(2,144,354)	$228,640

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$22,535,487	$1,040,967,835	$26,339,703	$21,586,566	$14,209,408
Net Assets	$22,535,487	$1,040,967,835	$26,339,703	$21,586,566	$14,209,408

NET ASSETS, representing:
Accumulation units	$22,535,487	$1,040,967,835	$26,339,703	$21,586,566	$14,209,408
	$22,535,487	$1,040,967,835	$26,339,703	$21,586,566	$14,209,408

Units outstanding	2,762,720	75,978,196	1,696,744	1,945,662	1,446,585

Portfolio shares held	1,339,803	44,108,807	1,702,631	926,065	1,375,548
Portfolio net asset value per share	$16.82	$23.60	$15.47	$23.31	$10.33
Investment in portfolio shares, at cost	$27,002,799	$881,962,689	$22,088,880	$20,338,893	$15,036,929

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	462,101	14,065,328	427,140	400,401	228,829
NET INVESTMENT INCOME (LOSS)	(462,101)	(14,065,328)	(427,140)	(400,401)	(228,829)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,224,840)	14,629,977	1,057,529	742,246	(197,623)
Net change in unrealized gain (loss) on investments	(4,683,462)	(16,498,380)	(1,541,443)	(1,460,811)	(564,478)
NET GAIN (LOSS) ON INVESTMENTS	(5,908,302)	(1,868,403)	(483,914)	(718,565)	(762,101)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(6,370,403)	$(15,933,731)	$(911,054)	$(1,118,966)	$(990,930)

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$122,260,855	$581,754,632	$309,923,744	$693,958,073	$458,433,377
Net Assets	$122,260,855	$581,754,632	$309,923,744	$693,958,073	$458,433,377

NET ASSETS, representing:
Accumulation units	$122,260,855	$581,754,632	$309,923,744	$693,958,073	$458,433,377
	$122,260,855	$581,754,632	$309,923,744	$693,958,073	$458,433,377

Units outstanding	10,526,775	41,418,038	26,418,735	51,044,079	36,445,341

Portfolio shares held	9,726,401	38,603,493	24,538,697	46,984,297	32,886,182
Portfolio net asset value per share	$12.57	$15.07	$12.63	$14.77	$13.94
Investment in portfolio shares, at cost	$109,496,032	$458,417,045	$271,246,781	$544,311,652	$391,195,899

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,036,272	9,797,315	6,159,692	11,632,978	7,843,821
NET INVESTMENT INCOME (LOSS)	(2,036,272)	(9,797,315)	(6,159,692)	(11,632,978)	(7,843,821)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,317,504	12,998,340	11,731,395	14,948,930	8,186,266
Net change in unrealized gain (loss) on investments	(3,225,199)	(10,637,327)	(23,271,474)	(11,604,008)	(7,355,605)
NET GAIN (LOSS) ON INVESTMENTS	(907,695)	2,361,013	(11,540,079)	3,344,922	830,661

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,943,967)	$(7,436,302)	$(17,699,771)	$(8,288,056)	$(7,013,160)

The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio
ASSETS
Investment in the portfolios, at fair value	$345,930,413	$610,545,773	$596,744,687	$65,667,131	$16,358,073
Net Assets	$345,930,413	$610,545,773	$596,744,687	$65,667,131	$16,358,073

NET ASSETS, representing:
Accumulation units	$345,930,413	$610,545,773	$596,744,687	$65,667,131	$16,358,073
	$345,930,413	$610,545,773	$596,744,687	$65,667,131	$16,358,073

Units outstanding	27,216,350	44,716,807	43,453,261	3,268,974	1,772,786

Portfolio shares held	28,285,398	47,037,425	39,624,481	2,683,577	16,358,073
Portfolio net asset value per share	$12.23	$12.98	$15.06	$24.47	$1.00
Investment in portfolio shares, at cost	$291,428,277	$551,055,171	$478,935,437	$46,229,100	$16,358,073

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	5,632,914	7,057,596	9,804,204	1,030,495	284,103
NET INVESTMENT INCOME (LOSS)	(5,632,914)	(7,057,596)	(9,804,204)	(1,030,495)	(284,103)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,222,787	9,519,550	11,545,009	4,380,941	—
Net change in unrealized gain (loss) on investments	(3,379,568)	(15,384,479)	(6,964,985)	966,169	—
NET GAIN (LOSS) ON INVESTMENTS	2,843,219	(5,864,929)	4,580,024	5,347,110	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,789,695)	$(12,922,525)	$(5,224,180)	$4,316,615	$(284,103)

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)
ASSETS
Investment in the portfolios, at fair value	$21,630,342	$195,238,704	$10,620,241	$16,885,079	$583,177
Net Assets	$21,630,342	$195,238,704	$10,620,241	$16,885,079	$583,177

NET ASSETS, representing:
Accumulation units	$21,630,342	$195,238,704	$10,620,240	$16,885,079	$583,177
	$21,630,342	$195,238,704	$10,620,240	$16,885,079	$583,177

Units outstanding	1,208,519	17,618,287	977,757	1,420,549	51,495

Portfolio shares held	674,894	15,569,275	615,309	1,227,113	120,991
Portfolio net asset value per share	$32.05	$12.54	$17.26	$13.76	$4.82
Investment in portfolio shares, at cost	$17,572,313	$190,271,603	$10,203,321	$14,913,781	$839,818

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$7,437

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	351,106	3,562,355	177,638	236,625	10,943
NET INVESTMENT INCOME (LOSS)	(351,106)	(3,562,355)	(177,638)	(236,625)	(3,506)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,282,934	2,262,283	308,027	876,782	(40,515)
Net change in unrealized gain (loss) on investments	(1,195,699)	(6,737,583)	(456,150)	(378,035)	(89,647)
NET GAIN (LOSS) ON INVESTMENTS	87,235	(4,475,300)	(148,123)	498,747	(130,162)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(263,871)	$(8,037,655)	$(325,761)	$262,122	$(133,668)

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio
ASSETS
Investment in the portfolios, at fair value	$219,367,338	$61,121,984	$15,818,636	$1,305,152	$8,312,078
Net Assets	$219,367,338	$61,121,984	$15,818,636	$1,305,152	$8,312,078

NET ASSETS, representing:
Accumulation units	$219,367,338	$61,121,984	$15,818,636	$1,305,152	$8,312,078
	$219,367,338	$61,121,984	$15,818,636	$1,305,152	$8,312,078

Units outstanding	17,267,636	5,180,966	1,389,364	111,160	571,250

Portfolio shares held	31,792,368	5,333,506	1,271,595	125,737	742,150
Portfolio net asset value per share	$6.90	$11.46	$12.44	$10.38	$11.20
Investment in portfolio shares, at cost	$219,646,303	$58,172,874	$15,300,298	$1,281,608	$7,153,060

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,674,083	1,073,192	363,133	24,617	142,662
NET INVESTMENT INCOME (LOSS)	(1,674,083)	(1,073,192)	(363,133)	(24,617)	(142,662)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,178,062	812,030	285,212	8,423	427,637
Net change in unrealized gain (loss) on investments	(981,399)	(139,632)	(119,882)	5,223	(478,388)
NET GAIN (LOSS) ON INVESTMENTS	1,196,663	672,398	165,330	13,646	(50,751)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(477,420)	$(400,794)	$(197,803)	$(10,971)	$(193,413)

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
ASSETS
Investment in the portfolios, at fair value	$20,210,408	$26,256,836	$448,405,291	$387,733,930	$172,310,123
Net Assets	$20,210,408	$26,256,836	$448,405,291	$387,733,930	$172,310,123

NET ASSETS, representing:
Accumulation units	$20,210,408	$26,256,836	$448,405,291	$387,733,930	$172,310,123
	$20,210,408	$26,256,836	$448,405,291	$387,733,930	$172,310,123

Units outstanding	2,518,409	1,529,725	33,211,051	31,704,016	12,955,524

Portfolio shares held	2,838,540	1,541,799	30,566,141	32,177,090	13,024,197
Portfolio net asset value per share	$7.12	$17.03	$14.67	$12.05	$13.23
Investment in portfolio shares, at cost	$24,062,694	$20,740,846	$400,929,842	$341,114,924	$143,209,356

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	411,941	514,620	5,204,786	5,587,111	2,856,566
NET INVESTMENT INCOME (LOSS)	(411,941)	(514,620)	(5,204,786)	(5,587,111)	(2,856,566)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,297,597)	2,130,514	7,501,745	5,671,629	4,262,921
Net change in unrealized gain (loss) on investments	(3,304,470)	(3,852,043)	(12,699,550)	(6,967,943)	(6,209,621)
NET GAIN (LOSS) ON INVESTMENTS	(4,602,067)	(1,721,529)	(5,197,805)	(1,296,314)	(1,946,700)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(5,014,008)	$(2,236,149)	$(10,402,591)	$(6,883,425)	$(4,803,266)

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis Asset Allocation Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials
ASSETS
Investment in the portfolios, at fair value	$175,524,934	$—	$236,202	$112,671	$324,897
Net Assets	$175,524,934	$—	$236,202	$112,671	$324,897

NET ASSETS, representing:
Accumulation units	$175,524,934	$—	$236,202	$112,671	$324,897
	$175,524,934	$—	$236,202	$112,671	$324,897

Units outstanding	14,933,754	—	11,039	6,527	32,365

Portfolio shares held	14,639,277	—	3,956	1,950	10,497
Portfolio net asset value per share	$11.99	$—	$59.70	$57.77	$30.95
Investment in portfolio shares, at cost	$156,691,875	$—	$145,669	$64,989	$218,439

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis Asset Allocation Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$1,307	$1,070

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,979,752	3,106,733	3,932	1,835	4,508
NET INVESTMENT INCOME (LOSS)	(2,979,752)	(3,106,733)	(3,932)	(528)	(3,438)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	29,815	—	—
Net realized gain (loss) on shares redeemed	3,791,608	44,765,670	29,408	11,135	23,915
Net change in unrealized gain (loss) on investments	(5,578,332)	(42,777,177)	(46,833)	(7,435)	(32,980)
NET GAIN (LOSS) ON INVESTMENTS	(1,786,724)	1,988,493	12,390	3,700	(9,065)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,766,476)	$(1,118,240)	$8,458	$3,172	$(12,503)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate
ASSETS
Investment in the portfolios, at fair value	$357,609	$231,351	$90,942	$17,495	$122,392
Net Assets	$357,609	$231,351	$90,942	$17,495	$122,392

NET ASSETS, representing:
Accumulation units	$357,609	$231,351	$90,942	$17,495	$122,392
	$357,609	$231,351	$90,942	$17,495	$122,392

Units outstanding	16,437	17,409	5,895	1,272	10,007

Portfolio shares held	5,329	3,976	2,200	475	1,955
Portfolio net asset value per share	$67.11	$58.19	$41.33	$36.86	$62.61
Investment in portfolio shares, at cost	$188,429	$193,236	$88,151	$11,857	$90,594

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$262	$—	$33	$841

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	5,302	4,357	824	328	1,940
NET INVESTMENT INCOME (LOSS)	(5,302)	(4,095)	(824)	(295)	(1,099)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	6,018	1,168	—
Net realized gain (loss) on shares redeemed	13,896	17,672	1,197	4,869	13,744
Net change in unrealized gain (loss) on investments	(8,814)	(27,213)	(8,407)	(7,571)	(13,309)
NET GAIN (LOSS) ON INVESTMENTS	5,082	(9,541)	(1,192)	(1,534)	435

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(220)	$(13,636)	$(2,016)	$(1,829)	$(664)

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth
ASSETS
Investment in the portfolios, at fair value	$97,569	$74,870	$78,887	$78,897	$273,988
Net Assets	$97,569	$74,870	$78,887	$78,897	$273,988

NET ASSETS, representing:
Accumulation units	$97,569	$74,870	$78,887	$78,897	$273,988
	$97,569	$74,870	$78,887	$78,897	$273,988

Units outstanding	6,055	4,682	7,136	6,577	17,305

Portfolio shares held	2,926	2,086	9,270	1,991	4,614
Portfolio net asset value per share	$33.35	$35.90	$8.51	$39.63	$59.38
Investment in portfolio shares, at cost	$101,212	$72,942	$71,218	$63,051	$258,570

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$1,531	$2,222	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	994	127	1,288	1,436	2,472
NET INVESTMENT INCOME (LOSS)	(994)	(127)	243	786	(2,472)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	6,971	833	—	507	—
Net realized gain (loss) on shares redeemed	33	3,800	3,565	7,601	5,044
Net change in unrealized gain (loss) on investments	(6,614)	(4,338)	(3,175)	(18,248)	4,466
NET GAIN (LOSS) ON INVESTMENTS	390	295	390	(10,140)	9,510

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(604)	$168	$633	$(9,354)	$7,038

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017
ASSETS
Investment in the portfolios, at fair value	$144,477	$4,432,084	$8,869,134	$20,137,806	$12,878,526
Net Assets	$144,477	$4,432,084	$8,869,134	$20,137,806	$12,878,526

NET ASSETS, representing:
Accumulation units	$144,477	$4,432,084	$8,869,134	$20,137,806	$12,878,526
	$144,477	$4,432,084	$8,869,134	$20,137,806	$12,878,526

Units outstanding	12,157	364,923	619,379	1,077,664	1,166,286

Portfolio shares held	3,969	666,479	510,013	868,009	1,065,221
Portfolio net asset value per share	$36.40	$6.65	$17.39	$23.20	$12.09
Investment in portfolio shares, at cost	$130,172	$4,340,234	$7,156,414	$15,123,119	$12,695,087

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$386	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,026	75,097	165,650	302,820	246,993
NET INVESTMENT INCOME (LOSS)	(640)	(75,097)	(165,650)	(302,820)	(246,993)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,268	71,368	646,722	1,416,526	81,037
Net change in unrealized gain (loss) on investments	(1,920)	(16,352)	(1,151,203)	365,887	(69,717)
NET GAIN (LOSS) ON INVESTMENTS	(652)	55,016	(504,481)	1,782,413	11,320

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,292)	$(20,081)	$(670,131)	$1,479,593	$(235,673)

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022
ASSETS
Investment in the portfolios, at fair value	$14,679,593	$38,660	$323,659	$50,254	$10,940,038
Net Assets	$14,679,593	$38,660	$323,659	$50,254	$10,940,038

NET ASSETS, representing:
Accumulation units	$14,679,593	$38,660	$323,659	$50,254	$10,940,038
	$14,679,593	$38,660	$323,659	$50,254	$10,940,038

Units outstanding	1,175,373	2,548	106,250	4,033	924,317

Portfolio shares held	1,028,703	8,021	13,891	5,056	831,942
Portfolio net asset value per share	$14.27	$4.82	$23.30	$9.94	$13.15
Investment in portfolio shares, at cost	$14,262,841	$38,418	$303,818	$37,751	$10,571,491

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$1,825	$—	$318	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	291,839	743	5,669	927	209,663
NET INVESTMENT INCOME (LOSS)	(291,839)	1,082	(5,669)	(609)	(209,663)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	55,359	—	—
Net realized gain (loss) on shares redeemed	383,808	426	1,000	1,736	347,527
Net change in unrealized gain (loss) on investments	(93,690)	(1,038)	(51,045)	(8,193)	(73,639)
NET GAIN (LOSS) ON INVESTMENTS	290,118	(612)	5,314	(6,457)	273,888

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,721)	$470	$(355)	$(7,066)	$64,225

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$17,787,651	$129,615,828	$163,020	$14,105,667	$—
Net Assets	$17,787,651	$129,615,828	$163,020	$14,105,667	$—

NET ASSETS, representing:
Accumulation units	$17,787,651	$129,615,828	$163,020	$14,105,667	$—
	$17,787,651	$129,615,828	$163,020	$14,105,667	$—

Units outstanding	1,493,625	12,008,995	9,986	1,336,015	—

Portfolio shares held	1,338,424	11,135,380	6,521	1,262,817	—
Portfolio net asset value per share	$13.29	$11.64	$25.00	$11.17	$—
Investment in portfolio shares, at cost	$17,754,920	$116,873,754	$115,052	$13,822,824	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	10/16/2015**

INVESTMENT INCOME
Dividend income	$—	$—	$695	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	101,987	2,124,673	2,935	172,746	68,553
NET INVESTMENT INCOME (LOSS)	(101,987)	(2,124,673)	(2,240)	(172,746)	(68,553)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	17,853	—	—
Net realized gain (loss) on shares redeemed	7,699	1,585,792	4,877	110,052	242,708
Net change in unrealized gain (loss) on investments	(154,549)	(5,798,654)	(28,044)	(172,415)	(188,396)
NET GAIN (LOSS) ON INVESTMENTS	(146,850)	(4,212,862)	(5,314)	(62,363)	54,312

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(248,837)	$(6,337,535)	$(7,554)	$(235,109)	$(14,241)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$982,088	$—	$52,606,891	$326,041	$8,033,468
Net Assets	$982,088	$—	$52,606,891	$326,041	$8,033,468

NET ASSETS, representing:
Accumulation units	$982,088	$—	$52,606,891	$326,041	$8,033,468
	$982,088	$—	$52,606,891	$326,041	$8,033,468

Units outstanding	96,537	—	4,407,532	35,865	571,117

Portfolio shares held	89,281	—	4,132,513	34,575	532,018
Portfolio net asset value per share	$11.00	$—	$12.73	$9.43	$15.10
Investment in portfolio shares, at cost	$881,381	$—	$47,294,797	$340,899	$7,908,785

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	96,407	3,472,599	841,453	3,001	54,594
NET INVESTMENT INCOME (LOSS)	(96,407)	(3,472,599)	(841,453)	(3,001)	(54,594)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,327,616	52,698,269	1,036,449	(5,375)	39,207
Net change in unrealized gain (loss) on investments	(1,158,683)	(60,968,937)	(1,840,276)	(4,495)	(133,254)
NET GAIN (LOSS) ON INVESTMENTS	168,933	(8,270,668)	(803,827)	(9,870)	(94,047)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$72,526	$(11,743,267)	$(1,645,280)	$(12,871)	$(148,641)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$704,224	$251,250	$5,390,697	$346,302	$596,025,108
Net Assets	$704,224	$251,250	$5,390,697	$346,302	$596,025,108

NET ASSETS, representing:
Accumulation units	$704,224	$251,250	$5,390,697	$346,302	$596,025,108
	$704,224	$251,250	$5,390,697	$346,302	$596,025,108

Units outstanding	71,078	30,820	440,143	44,069	60,419,264

Portfolio shares held	67,069	29,982	415,949	43,836	57,200,106
Portfolio net asset value per share	$10.50	$8.38	$12.96	$7.90	$10.42
Investment in portfolio shares, at cost	$649,057	$288,962	$5,151,099	$402,591	$592,109,009

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	57,591	2,503	89,604	2,846	9,072,352
NET INVESTMENT INCOME (LOSS)	(57,591)	(2,503)	(89,604)	(2,846)	(9,072,352)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	673,881	(6,516)	99,335	(46,585)	11,894
Net change in unrealized gain (loss) on investments	(545,950)	(31,730)	(314,747)	(45,993)	(16,947,970)
NET GAIN (LOSS) ON INVESTMENTS	127,931	(38,246)	(215,412)	(92,578)	(16,936,076)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$70,340	$(40,749)	$(305,016)	$(95,424)	$(26,008,428)

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
ASSETS
Investment in the portfolios, at fair value	$22,170,502	$—	$23,950,261	$355,181	$311,469
Net Assets	$22,170,502	$—	$23,950,261	$355,181	$311,469

NET ASSETS, representing:
Accumulation units	$22,170,502	$—	$23,950,261	$355,181	$311,469
	$22,170,502	$—	$23,950,261	$355,181	$311,469

Units outstanding	2,096,808	—	2,429,137	27,290	23,510

Portfolio shares held	2,010,018	—	2,327,528	26,213	22,538
Portfolio net asset value per share	$11.03	$—	$10.29	$13.55	$13.82
Investment in portfolio shares, at cost	$21,643,975	$—	$23,621,863	$338,367	$305,460

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	310,243	683,623	352,011	3,576	2,679
NET INVESTMENT INCOME (LOSS)	(310,243)	(683,623)	(352,011)	(3,576)	(2,679)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	117,472	(754,609)	272,938	65,898	3,442
Net change in unrealized gain (loss) on investments	(134,031)	(1,480,819)	(296,324)	(22,438)	1,112
NET GAIN (LOSS) ON INVESTMENTS	(16,559)	(2,235,428)	(23,386)	43,460	4,554

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(326,802)	$(2,919,051)	$(375,397)	$39,884	$1,875

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
ASSETS
Investment in the portfolios, at fair value	$31,559,708	$38,695,018	$2,781,913	$4,399,628	$5,627,430
Net Assets	$31,559,708	$38,695,018	$2,781,913	$4,399,628	$5,627,430

NET ASSETS, representing:
Accumulation units	$31,559,708	$38,695,018	$2,781,913	$4,399,628	$5,627,430
	$31,559,708	$38,695,018	$2,781,913	$4,399,628	$5,627,430

Units outstanding	2,805,662	3,680,201	275,567	429,733	540,470

Portfolio shares held	2,688,220	3,572,947	273,004	423,856	531,391
Portfolio net asset value per share	$11.74	$10.83	$10.19	$10.38	$10.59
Investment in portfolio shares, at cost	$31,066,306	$38,261,094	$2,836,444	$4,426,985	$5,712,338

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	484,317	442,785	16,004	18,941	21,447
NET INVESTMENT INCOME (LOSS)	(484,317)	(442,785)	(16,004)	(18,941)	(21,447)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	438,408	(18,637)	(40,847)	(1,026)	331
Net change in unrealized gain (loss) on investments	380,576	5,187	(55,020)	(47,131)	(107,870)
NET GAIN (LOSS) ON INVESTMENTS	818,984	(13,450)	(95,867)	(48,157)	(107,539)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$334,667	$(456,235)	$(111,871)	$(67,098)	$(128,986)

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
ASSETS
Investment in the portfolios, at fair value	$4,723,712	$1,707,163	$1,361,555	$2,594,063	$155,122
Net Assets	$4,723,712	$1,707,163	$1,361,555	$2,594,063	$155,122

NET ASSETS, representing:
Accumulation units	$4,723,712	$1,707,163	$1,361,555	$2,594,063	$155,122
	$4,723,712	$1,707,163	$1,361,555	$2,594,063	$155,122

Units outstanding	493,657	183,198	135,064	264,426	17,024

Portfolio shares held	492,053	182,195	133,748	261,762	16,879
Portfolio net asset value per share	$9.60	$9.37	$10.18	$9.91	$9.19
Investment in portfolio shares, at cost	$4,864,411	$1,763,844	$1,405,871	$2,627,926	$158,467

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	20,780	6,410	4,467	14,970	490
NET INVESTMENT INCOME (LOSS)	(20,780)	(6,410)	(4,467)	(14,970)	(490)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(55,180)	(15,702)	(21,111)	(21,295)	(1,963)
Net change in unrealized gain (loss) on investments	(131,220)	(49,140)	(43,063)	(25,443)	(280)
NET GAIN (LOSS) ON INVESTMENTS	(186,400)	(64,842)	(64,174)	(46,738)	(2,243)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(207,180)	$(71,252)	$(68,641)	$(61,708)	$(2,733)

The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$504,697	$184,694	$7,654,459	$3,785,980	$297,916
Net Assets	$504,697	$184,694	$7,654,459	$3,785,980	$297,916

NET ASSETS, representing:
Accumulation units	$504,697	$184,694	$7,654,459	$3,785,980	$297,916
	$504,697	$184,694	$7,654,459	$3,785,980	$297,916

Units outstanding	54,374	19,512	789,289	381,738	29,701

Portfolio shares held	53,863	19,340	775,528	374,109	29,555
Portfolio net asset value per share	$9.37	$9.55	$9.87	$10.12	$10.08
Investment in portfolio shares, at cost	$551,325	$188,420	$7,844,520	$3,727,854	$298,636

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/2/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,110	987	59,181	47,740	285
NET INVESTMENT INCOME (LOSS)	(2,110)	(987)	(59,181)	(47,740)	(285)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(32,601)	(909)	(3,743)	43,280	(2)
Net change in unrealized gain (loss) on investments	(45,225)	(2,368)	(189,915)	58,126	(719)
NET GAIN (LOSS) ON INVESTMENTS	(77,826)	(3,277)	(193,658)	101,406	(721)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(79,936)	$(4,264)	$(252,839)	$53,666	$(1,006)

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
ASSETS
Investment in the portfolios, at fair value	$39,766	$25,643	$194,490	$156,881	$66,215
Net Assets	$39,766	$25,643	$194,490	$156,881	$66,215

NET ASSETS, representing:
Accumulation units	$39,766	$25,643	$194,490	$156,881	$66,215
	$39,766	$25,643	$194,490	$156,881	$66,215

Units outstanding	3,932	2,718	19,250	16,392	7,048

Portfolio shares held	3,922	2,711	19,199	16,393	7,029
Portfolio net asset value per share	$10.14	$9.46	$10.13	$9.57	$9.42
Investment in portfolio shares, at cost	$39,751	$25,812	$194,550	$158,564	$66,905

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	33	12	181	154	69
NET INVESTMENT INCOME (LOSS)	(33)	(12)	(181)	(154)	(69)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	—	(7)	(255)	(82)
Net change in unrealized gain (loss) on investments	15	(169)	(60)	(1,683)	(690)
NET GAIN (LOSS) ON INVESTMENTS	21	(169)	(67)	(1,938)	(772)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(12)	$(181)	$(248)	$(2,092)	$(841)

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio
ASSETS
Investment in the portfolios, at fair value	$56,710	$555,254	$116,193	$382,983	$461,607
Net Assets	$56,710	$555,254	$116,193	$382,983	$461,607

NET ASSETS, representing:
Accumulation units	$56,710	$555,254	$116,193	$382,983	$461,607
	$56,710	$555,254	$116,193	$382,983	$461,607

Units outstanding	6,093	57,395	11,857	39,048	50,008

Portfolio shares held	5,565	57,361	11,942	39,728	50,394
Portfolio net asset value per share	$10.19	$9.68	$9.73	$9.64	$9.16
Investment in portfolio shares, at cost	$56,482	$558,278	$116,323	$388,878	$456,925

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	66	364	67	349	569
NET INVESTMENT INCOME (LOSS)	(66)	(364)	(67)	(349)	(569)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,162	(4)	8	3	28
Net change in unrealized gain (loss) on investments	228	(3,025)	(130)	(5,896)	4,682
NET GAIN (LOSS) ON INVESTMENTS	1,390	(3,029)	(122)	(5,893)	4,710

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,324	$(3,393)	$(189)	$(6,242)	$4,141

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Blackrock Global Allocation V.I. Fund (Class 3)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$1,423,902	$534,449
Net Assets	$1,423,902	$534,449

NET ASSETS, representing:
Accumulation units	$1,423,902	$534,449
	$1,423,902	$534,449

Units outstanding	142,843	53,512

Portfolio shares held	109,195	55,498
Portfolio net asset value per share	$13.04	$9.63
Investment in portfolio shares, at cost	$1,513,466	$549,856

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Blackrock Global Allocation V.I. Fund (Class 3)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
	8/24/2015*	8/24/2015*
	to	to
	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$9,073	$12,092

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,363	490
NET INVESTMENT INCOME (LOSS)	7,710	11,602

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	71,974	649
Net realized gain (loss) on shares redeemed	(9)	(21)
Net change in unrealized gain (loss) on investments	(89,564)	(15,408)
NET GAIN (LOSS) ON INVESTMENTS	(17,599)	(14,780)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(9,889)	$(3,178)

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(142,618)	$(278,121)	$(290,337)	$(403,967)	$813,787
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	185,371	967,572	1,002,014	(137,477)
Net change in unrealized gain (loss) on investments	—	(203,548)	(441,785)	(3,258,494)	(1,277,064)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(142,618)	(296,298)	235,450	(2,660,447)	(600,754)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	81,501	28,000	236,697	253,400	65,717
Annuity payments	(249,753)	(239,672)	(130,371)	(358,901)	(59,963)
Surrenders, withdrawals and death benefits	(3,113,006)	(2,752,624)	(2,504,945)	(3,161,758)	(2,064,252)
Net transfers between other subaccounts
or fixed rate option	1,181,001	(93,352)	(151,170)	70,828	(251,305)
Other charges	(7,561)	(6,407)	(12,570)	(28,749)	(19,349)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,107,818)	(3,064,055)	(2,562,359)	(3,225,180)	(2,329,152)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,250,436)	(3,360,353)	(2,326,909)	(5,885,627)	(2,929,906)

NET ASSETS
Beginning of period	11,416,513	21,522,476	21,608,417	30,546,778	18,320,913
End of period	$9,166,077	$18,162,123	$19,281,508	$24,661,151	$15,391,007

Beginning units	9,430,210	8,490,834	7,413,885	9,643,105	4,585,387
Units issued	2,742,390	193,369	207,730	312,402	121,554
Units redeemed	(4,500,743)	(1,398,714)	(1,050,269)	(1,292,157)	(711,832)
Ending units	7,671,857	7,285,489	6,571,346	8,663,350	3,995,109

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$11,239	$(77,877)	$(388,152)	$(62,032)	$(8,834)
Capital gains distributions received	289,924	—	—	—	34,341
Net realized gain (loss) on shares redeemed	1,477,926	186,113	1,819,939	243,247	22,605
Net change in unrealized gain (loss) on investments	(1,809,123)	(46,869)	1,127,432	(334,342)	(82,430)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(30,034)	61,367	2,559,219	(153,127)	(34,318)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	54,842	29,782	152,876	20,853	1,704
Annuity payments	(298,742)	(132,059)	(64,899)	(28,661)	(19,316)
Surrenders, withdrawals and death benefits	(2,905,664)	(366,665)	(2,290,199)	(422,336)	(96,242)
Net transfers between other subaccounts
or fixed rate option	(285,717)	4,091	(658,173)	(106,646)	2,445
Other charges	(18,149)	(4,435)	(19,683)	(1,630)	(438)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,453,430)	(469,286)	(2,880,078)	(538,420)	(111,847)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,483,464)	(407,919)	(320,859)	(691,547)	(146,165)

NET ASSETS
Beginning of period	25,722,856	5,532,424	26,986,546	4,732,319	1,851,674
End of period	$22,239,392	$5,124,505	$26,665,687	$4,040,772	$1,705,509

Beginning units	9,093,621	2,451,309	8,901,716	1,068,738	1,140,067
Units issued	590,285	70,638	255,673	11,472	17,781
Units redeemed	(1,746,254)	(274,866)	(1,143,062)	(132,801)	(83,322)
Ending units	7,937,652	2,247,081	8,014,327	947,409	1,074,526

The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$27,652	$(25,297)	$(42,237)	$(47,778)	$(10,542)
Capital gains distributions received	139,333	927,908	974,475	171,536	116,306
Net realized gain (loss) on shares redeemed	204,834	443,428	197,404	(52,633)	77,651
Net change in unrealized gain (loss) on investments	(935,695)	(1,983,911)	(894,831)	(639,491)	(191,673)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(563,876)	(637,872)	234,811	(568,366)	(8,258)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	27,920	11,576	142,242	28,538	20,728
Annuity payments	—	(275,291)	(40,881)	(140,273)	(30,206)
Surrenders, withdrawals and death benefits	(548,793)	(880,256)	(630,231)	(623,411)	(115,945)
Net transfers between other subaccounts
or fixed rate option	(21,085)	375	(154,713)	77,878	(49,750)
Other charges	(1,904)	(3,139)	(1,977)	(2,262)	(590)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(543,862)	(1,146,735)	(685,560)	(659,530)	(175,763)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,107,738)	(1,784,607)	(450,749)	(1,227,896)	(184,021)

NET ASSETS
Beginning of period	7,265,879	9,860,194	5,660,135	6,370,960	1,654,170
End of period	$6,158,141	$8,075,587	$5,209,386	$5,143,064	$1,470,149

Beginning units	2,239,553	3,622,597	2,229,832	1,931,339	620,760
Units issued	35,548	50,490	116,470	111,630	22,666
Units redeemed	(208,746)	(479,805)	(370,634)	(308,975)	(88,454)
Ending units	2,066,355	3,193,282	1,975,668	1,733,994	554,972

The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(79,948)	$16,839	$(43,556)	$(54,631)	$(13,032)
Capital gains distributions received	345,348	—	741,172	—	311,927
Net realized gain (loss) on shares redeemed	387,572	92,943	9,718	228,466	9,930
Net change in unrealized gain (loss) on investments	(271,499)	(232,427)	(813,727)	10,351	(300,664)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	381,473	(122,645)	(106,393)	184,186	8,161

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,819	2,160	734	822	17,236
Annuity payments	(271,649)	(43,008)	(45,000)	(54,912)	—
Surrenders, withdrawals and death benefits	(525,637)	(195,502)	(232,168)	(365,895)	(139,800)
Net transfers between other subaccounts
or fixed rate option	(146,015)	(59,306)	(49,925)	(64,385)	(69,639)
Other charges	(2,403)	(644)	(884)	(969)	(431)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(933,885)	(296,300)	(327,243)	(485,339)	(192,634)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(552,412)	(418,945)	(433,636)	(301,153)	(184,473)

NET ASSETS
Beginning of period	6,718,696	2,563,160	3,208,220	3,979,266	2,161,496
End of period	$6,166,284	$2,144,215	$2,774,584	$3,678,113	$1,977,023

Beginning units	2,420,836	795,364	1,152,611	1,622,371	1,357,845
Units issued	25,605	8,570	9,806	13,788	14,146
Units redeemed	(353,600)	(101,596)	(124,027)	(204,968)	(132,274)
Ending units	2,092,841	702,338	1,038,390	1,431,191	1,239,717

The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(10,590)	$(139,338)	$(5,472)	$(130,935)	$(34,224)
Capital gains distributions received	70,216	—	95,764	—	—
Net realized gain (loss) on shares redeemed	13,523	470,657	24,298	495,909	5,089
Net change in unrealized gain (loss) on investments	(6,592)	(924,616)	(98,738)	(646,503)	82,634
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	66,557	(593,297)	15,852	(281,529)	53,499

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	27	70,923	4,833	61,909	79,387
Annuity payments	—	—	(32,879)	(11,461)	—
Surrenders, withdrawals and death benefits	(21,833)	(987,116)	(24,030)	(675,689)	(227,651)
Net transfers between other subaccounts
or fixed rate option	33,327	(80,109)	36,825	(332,723)	(76,051)
Other charges	(83)	(21,811)	(800)	(19,393)	(4,090)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	11,438	(1,018,113)	(16,051)	(977,357)	(228,405)

TOTAL INCREASE (DECREASE) IN NET ASSETS	77,995	(1,611,410)	(199)	(1,258,886)	(174,906)

NET ASSETS
Beginning of period	703,978	9,607,311	467,876	8,785,946	2,240,172
End of period	$781,973	$7,995,901	$467,677	$7,527,060	$2,065,266

Beginning units	681,423	3,508,242	288,465	2,920,131	1,478,763
Units issued	35,819	103,506	41,397	86,578	116,224
Units redeemed	(24,863)	(483,928)	(46,919)	(385,938)	(215,788)
Ending units	692,379	3,127,820	282,943	2,620,771	1,379,199

The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	4/24/2015**	12/31/2015	10/16/2015**	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(9,518)	$(484,557)	$(2,541,669)	$(412,886)	$(2,903,995)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	45,022	1,533,529	29,841,892	2,064,362	3,746,641
Net change in unrealized gain (loss) on investments	153,507	(3,088,698)	(32,763,421)	(1,087,234)	(4,043,089)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	189,011	(2,039,726)	(5,463,198)	564,242	(3,200,443)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	158	2,343,985	4,350,632	2,212,901	7,392,102
Annuity payments	—	(23,418)	(84,675)	—	—
Surrenders, withdrawals and death benefits	(85,946)	(2,322,766)	(4,125,291)	(1,257,121)	(5,363,674)
Net transfers between other subaccounts
or fixed rate option	(2,007,547)	24,083,115	(192,076,752)	(1,145,872)	(7,639,804)
Other charges	(1,109)	(268,720)	(1,522,848)	(213,735)	(1,667,794)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,094,444)	23,812,196	(193,458,934)	(403,827)	(7,279,170)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,905,433)	21,772,470	(198,922,132)	160,415	(10,479,613)

NET ASSETS
Beginning of period	1,905,433	26,452,566	198,922,132	24,915,295	181,266,072
End of period	$—	$48,225,036	$—	$25,075,710	$170,786,459

Beginning units	1,132,733	1,607,364	15,618,657	1,374,488	14,108,148
Units issued	19,281	2,257,071	1,725,872	712,294	1,438,430
Units redeemed	(1,152,014)	(720,220)	(17,344,529)	(735,289)	(1,949,455)
Ending units	—	3,144,215	—	1,351,493	13,597,123

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(221,403)	$(431,091)	$(322,236)	$(213,700)	$(172,827)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	602,329	574,645	2,245,629	1,441,655	1,217,019
Net change in unrealized gain (loss) on investments	(1,432,873)	(1,453,136)	(1,834,111)	(2,255,496)	(1,727,424)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,051,947)	(1,309,582)	89,282	(1,027,541)	(683,232)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	202,455	2,791,590	378,704	854,700	865,158
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(533,196)	(1,973,681)	(628,924)	(702,744)	(612,730)
Net transfers between other subaccounts
or fixed rate option	(483,377)	(1,909,694)	(4,176,166)	(2,402,797)	(395,000)
Other charges	(123,010)	(218,632)	(177,508)	(104,300)	(84,820)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(937,128)	(1,310,417)	(4,603,894)	(2,355,141)	(227,392)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,989,075)	(2,619,999)	(4,514,612)	(3,382,682)	(910,624)

NET ASSETS
Beginning of period	14,182,414	26,780,781	20,645,938	13,181,863	12,514,904
End of period	$12,193,339	$24,160,782	$16,131,326	$9,799,181	$11,604,280

Beginning units	934,079	2,029,055	1,213,589	709,402	738,077
Units issued	168,025	539,940	299,981	232,993	341,100
Units redeemed	(230,676)	(625,395)	(557,037)	(354,312)	(348,110)
Ending units	871,428	1,943,600	956,533	588,083	731,067

The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(631,587)	$(468,106)	$(654,281)	$(876,580)	$(253,021)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,759,980	1,596,753	564,932	4,477,796	1,791,260
Net change in unrealized gain (loss) on investments	(4,045,724)	(3,901,017)	(880,802)	531,152	(707,537)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,917,331)	(2,772,370)	(970,151)	4,132,368	830,702

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,141,888	935,097	4,157,749	1,030,033	906,437
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(2,119,534)	(1,174,436)	(3,514,919)	(3,184,670)	(621,223)
Net transfers between other subaccounts
or fixed rate option	25,032,633	(2,977,401)	4,371,160	(8,349,150)	(3,457,022)
Other charges	(333,664)	(273,059)	(412,624)	(483,888)	(133,780)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	24,721,323	(3,489,799)	4,601,366	(10,987,675)	(3,305,588)

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,803,992	(6,262,169)	3,631,215	(6,855,307)	(2,474,886)

NET ASSETS
Beginning of period	34,356,351	31,868,797	41,786,452	55,755,723	15,865,309
End of period	$56,160,343	$25,606,628	$45,417,667	$48,900,416	$13,390,423

Beginning units	1,851,797	1,927,711	3,389,988	3,233,775	917,514
Units issued	2,214,267	353,316	1,568,264	478,457	191,798
Units redeemed	(751,738)	(566,123)	(1,195,616)	(1,087,180)	(372,573)
Ending units	3,314,326	1,714,904	3,762,636	2,625,052	736,739

The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	10/16/2015**	12/31/2015

OPERATIONS
Net investment income (loss)	$(331,796)	$(475,836)	$(273,924)	$(357,290)	$(295,293)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,934,234	2,201,119	(46,655)	6,100,818	1,406,513
Net change in unrealized gain (loss) on investments	(7,082,101)	(3,815,193)	132,157	(7,887,882)	(882,580)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	520,337	(2,089,910)	(188,422)	(2,144,354)	228,640

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	948,344	1,700,304	2,403,577	916,104	1,479,393
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(874,422)	(1,179,840)	(1,067,355)	(1,591,294)	(621,665)
Net transfers between other subaccounts
or fixed rate option	(24,872,142)	(2,209,982)	(1,553,393)	(26,303,805)	(2,359,768)
Other charges	(187,676)	(254,511)	(133,232)	(207,031)	(152,402)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,985,896)	(1,944,029)	(350,403)	(27,186,026)	(1,654,442)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,465,559)	(4,033,939)	(538,825)	(29,330,380)	(1,425,802)

NET ASSETS
Beginning of period	24,465,559	29,899,391	17,126,373	29,330,380	19,183,754
End of period	$—	$25,865,452	$16,587,548	$—	$17,757,952

Beginning units	1,372,581	1,562,753	1,680,911	1,935,274	1,015,750
Units issued	429,522	429,924	546,801	432,396	357,203
Units redeemed	(1,802,103)	(526,403)	(583,773)	(2,367,670)	(428,153)
Ending units	—	1,466,274	1,643,939	—	944,800

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(462,101)	$(14,065,328)	$(427,140)	$(400,401)	$(228,829)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,224,840)	14,629,977	1,057,529	742,246	(197,623)
Net change in unrealized gain (loss) on investments	(4,683,462)	(16,498,380)	(1,541,443)	(1,460,811)	(564,478)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,370,403)	(15,933,731)	(911,054)	(1,118,966)	(990,930)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,306,612	49,487,727	2,445,675	187,154	1,935,750
Annuity payments	(44,810)	(423,099)	—	—	—
Surrenders, withdrawals and death benefits	(1,452,481)	(23,490,714)	(1,799,225)	(762,696)	(1,461,040)
Net transfers between other subaccounts
or fixed rate option	(430,778)	213,257,730	3,247,457	(520,112)	(1,183,142)
Other charges	(248,019)	(8,854,120)	(242,057)	(224,534)	(142,771)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(869,476)	229,977,524	3,651,850	(1,320,188)	(851,203)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,239,879)	214,043,793	2,740,796	(2,439,154)	(1,842,133)

NET ASSETS
Beginning of period	29,775,366	826,924,042	23,598,907	24,025,720	16,051,541
End of period	$22,535,487	$1,040,967,835	$26,339,703	$21,586,566	$14,209,408

Beginning units	2,901,523	58,767,522	1,464,731	2,075,409	1,535,267
Units issued	1,711,868	23,532,392	730,168	672,200	472,572
Units redeemed	(1,850,671)	(6,321,718)	(498,155)	(801,947)	(561,254)
Ending units	2,762,720	75,978,196	1,696,744	1,945,662	1,446,585

The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,036,272)	$(9,797,315)	$(6,159,692)	$(11,632,978)	$(7,843,821)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,317,504	12,998,340	11,731,395	14,948,930	8,186,266
Net change in unrealized gain (loss) on investments	(3,225,199)	(10,637,327)	(23,271,474)	(11,604,008)	(7,355,605)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,943,967)	(7,436,302)	(17,699,771)	(8,288,056)	(7,013,160)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,534,276	36,496,424	6,687,088	33,981,613	19,038,063
Annuity payments	—	(40,001)	(59,312)	(111,939)	(207,442)
Surrenders, withdrawals and death benefits	(5,439,101)	(17,436,162)	(14,484,192)	(25,636,514)	(19,744,743)
Net transfers between other subaccounts
or fixed rate option	(1,979,517)	1,907,428	(37,439,352)	(11,220,370)	(16,081,682)
Other charges	(1,281,531)	(5,150,838)	(2,822,742)	(6,302,265)	(4,335,787)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,834,127	15,776,851	(48,118,510)	(9,289,475)	(21,331,591)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(109,840)	8,340,549	(65,818,281)	(17,577,531)	(28,344,751)

NET ASSETS
Beginning of period	122,370,695	573,414,083	375,742,025	711,535,604	486,778,128
End of period	$122,260,855	$581,754,632	$309,923,744	$693,958,073	$458,433,377

Beginning units	10,289,385	40,109,004	30,392,215	51,425,261	37,987,102
Units issued	2,146,182	6,422,650	4,231,788	4,941,505	3,187,399
Units redeemed	(1,908,792)	(5,113,616)	(8,205,268)	(5,322,687)	(4,729,160)
Ending units	10,526,775	41,418,038	26,418,735	51,044,079	36,445,341

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(5,632,914)	$(7,057,596)	$(9,804,204)	$(1,030,495)	$(284,103)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,222,787	9,519,550	11,545,009	4,380,941	—
Net change in unrealized gain (loss) on investments	(3,379,568)	(15,384,479)	(6,964,985)	966,169	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,789,695)	(12,922,525)	(5,224,180)	4,316,615	(284,103)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	29,847,106	30,911,201	36,317,732	3,672,329	4,602,656
Annuity payments	(41,497)	(22,027)	(25,237)	(25,804)	—
Surrenders, withdrawals and death benefits	(9,705,614)	(11,615,414)	(14,100,489)	(3,295,320)	(54,089,497)
Net transfers between other subaccounts
or fixed rate option	(708,183)	236,403,699	(22,074,579)	4,190,885	49,469,728
Other charges	(3,376,136)	(4,383,251)	(6,121,544)	(529,640)	(100,919)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	16,015,676	251,294,208	(6,004,117)	4,012,450	(118,032)

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,225,981	238,371,683	(11,228,297)	8,329,065	(402,135)

NET ASSETS
Beginning of period	332,704,432	372,174,090	607,972,984	57,338,066	16,760,208
End of period	$345,930,413	$610,545,773	$596,744,687	$65,667,131	$16,358,073

Beginning units	25,768,112	26,711,521	43,576,045	3,052,980	1,792,812
Units issued	4,599,720	23,520,382	4,832,207	1,147,517	8,063,769
Units redeemed	(3,151,482)	(5,515,096)	(4,954,991)	(931,523)	(8,083,795)
Ending units	27,216,350	44,716,807	43,453,261	3,268,974	1,772,786

The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(351,106)	$(3,562,355)	$(177,638)	$(236,625)	$(3,506)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,282,934	2,262,283	308,027	876,782	(40,515)
Net change in unrealized gain (loss) on investments	(1,195,699)	(6,737,583)	(456,150)	(378,035)	(89,647)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(263,871)	(8,037,655)	(325,761)	262,122	(133,668)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,385,074	5,605,327	1,031,973	1,615,401	325
Annuity payments	—	(77,968)	—	—	—
Surrenders, withdrawals and death benefits	(1,068,726)	(11,926,377)	(928,059)	(1,125,358)	(33,230)
Net transfers between other subaccounts
or fixed rate option	1,963,023	(19,898,385)	1,987,255	(1,236,894)	85,072
Other charges	(173,746)	(1,889,777)	(90,376)	(163,796)	(980)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,105,625	(28,187,180)	2,000,793	(910,647)	51,187

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,841,754	(36,224,835)	1,675,032	(648,525)	(82,481)

NET ASSETS
Beginning of period	19,788,588	231,463,539	8,945,209	17,533,604	665,658
End of period	$21,630,342	$195,238,704	$10,620,241	$16,885,079	$583,177

Beginning units	1,093,068	20,088,453	788,321	1,493,204	48,439
Units issued	494,552	4,009,459	594,658	561,094	11,776
Units redeemed	(379,101)	(6,479,625)	(405,222)	(633,749)	(8,720)
Ending units	1,208,519	17,618,287	977,757	1,420,549	51,495

The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,674,083)	$(1,073,192)	$(363,133)	$(24,617)	$(142,662)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,178,062	812,030	285,212	8,423	427,637
Net change in unrealized gain (loss) on investments	(981,399)	(139,632)	(119,882)	5,223	(478,388)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(477,420)	(400,794)	(197,803)	(10,971)	(193,413)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	4,406,583	159	31	556,474
Annuity payments	—	(8,800)	—	—	—
Surrenders, withdrawals and death benefits	(4,150,696)	(5,784,319)	(2,798,730)	(27,310)	(536,492)
Net transfers between other subaccounts
or fixed rate option	169,746,150	5,745,066	601,205	212,362	(489,318)
Other charges	(1,153,555)	(576,072)	(2,768)	(371)	(75,572)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	164,441,899	3,782,458	(2,200,134)	184,712	(544,908)

TOTAL INCREASE (DECREASE) IN NET ASSETS	163,964,479	3,381,664	(2,397,937)	173,741	(738,321)

NET ASSETS
Beginning of period	55,402,859	57,740,320	18,216,573	1,131,411	9,050,399
End of period	$219,367,338	$61,121,984	$15,818,636	$1,305,152	$8,312,078

Beginning units	4,188,300	4,879,915	1,578,300	95,412	606,111
Units issued	37,831,064	2,192,775	444,526	44,528	207,188
Units redeemed	(24,751,728)	(1,891,724)	(633,462)	(28,780)	(242,049)
Ending units	17,267,636	5,180,966	1,389,364	111,160	571,250

The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(411,941)	$(514,620)	$(5,204,786)	$(5,587,111)	$(2,856,566)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,297,597)	2,130,514	7,501,745	5,671,629	4,262,921
Net change in unrealized gain (loss) on investments	(3,304,470)	(3,852,043)	(12,699,550)	(6,967,943)	(6,209,621)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(5,014,008)	(2,236,149)	(10,402,591)	(6,883,425)	(4,803,266)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	404,202	1,397,817	19,338,881	24,962,664	12,694,350
Annuity payments	—	—	(1,113)	—	(27,203)
Surrenders, withdrawals and death benefits	(1,121,098)	(1,880,419)	(9,046,685)	(8,603,889)	(5,013,071)
Net transfers between other subaccounts
or fixed rate option	(635,030)	(851,444)	170,280,985	40,011,904	(5,985,718)
Other charges	(246,729)	(275,394)	(3,316,874)	(3,708,254)	(1,822,271)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,598,655)	(1,609,440)	177,255,194	52,662,425	(153,913)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,612,663)	(3,845,589)	166,852,603	45,779,000	(4,957,179)

NET ASSETS
Beginning of period	26,823,071	30,102,425	281,552,688	341,954,930	177,267,302
End of period	$20,210,408	$26,256,836	$448,405,291	$387,733,930	$172,310,123

Beginning units	2,742,367	1,619,382	20,067,331	27,104,020	12,870,017
Units issued	1,466,454	594,659	16,764,594	8,103,624	1,917,307
Units redeemed	(1,690,412)	(684,316)	(3,620,874)	(3,503,628)	(1,831,800)
Ending units	2,518,409	1,529,725	33,211,051	31,704,016	12,955,524

The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis Asset Allocation Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,979,752)	$(3,106,733)	$(3,932)	$(528)	$(3,438)
Capital gains distributions received	—	—	29,815	—	—
Net realized gain (loss) on shares redeemed	3,791,608	44,765,670	29,408	11,135	23,915
Net change in unrealized gain (loss) on investments	(5,578,332)	(42,777,177)	(46,833)	(7,435)	(32,980)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,766,476)	(1,118,240)	8,458	3,172	(12,503)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,714,768	19,374,008	—	—	4,243
Annuity payments	—	(27,555)	—	—	—
Surrenders, withdrawals and death benefits	(6,075,577)	(3,859,157)	(1,512)	(1,535)	(1,487)
Net transfers between other subaccounts
or fixed rate option	(11,973,165)	(238,288,745)	(47,261)	(21,618)	14,504
Other charges	(1,950,230)	(1,935,497)	(2,201)	(1,077)	(2,557)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,284,204)	(224,736,946)	(50,974)	(24,230)	14,703

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,050,680)	(225,855,186)	(42,516)	(21,058)	2,200

NET ASSETS
Beginning of period	190,575,614	225,855,186	278,718	133,729	322,697
End of period	$175,524,934	$—	$236,202	$112,671	$324,897

Beginning units	15,715,244	16,377,933	13,436	7,950	32,692
Units issued	2,269,083	2,963,363	837	116	10,215
Units redeemed	(3,050,573)	(19,341,296)	(3,234)	(1,539)	(10,542)
Ending units	14,933,754	—	11,039	6,527	32,365

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(5,302)	$(4,095)	$(824)	$(295)	$(1,099)
Capital gains distributions received	—	—	6,018	1,168	—
Net realized gain (loss) on shares redeemed	13,896	17,672	1,197	4,869	13,744
Net change in unrealized gain (loss) on investments	(8,814)	(27,213)	(8,407)	(7,571)	(13,309)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(220)	(13,636)	(2,016)	(1,829)	(664)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,218	—	—	—	199
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,696)	(2,242)	(476)	(473)	(876)
Net transfers between other subaccounts
or fixed rate option	5,706	(34,257)	52,280	(9,915)	(29,831)
Other charges	(2,869)	(1,042)	(527)	(190)	(1,103)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,359	(37,541)	51,277	(10,578)	(31,611)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,139	(51,177)	49,261	(12,407)	(32,275)

NET ASSETS
Beginning of period	347,470	282,528	41,681	29,902	154,667
End of period	$357,609	$231,351	$90,942	$17,495	$122,392

Beginning units	16,567	20,137	2,670	1,965	12,500
Units issued	11,661	957	3,852	67	1,916
Units redeemed	(11,791)	(3,685)	(627)	(760)	(4,409)
Ending units	16,437	17,409	5,895	1,272	10,007

The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(994)	$(127)	$243	$786	$(2,472)
Capital gains distributions received	6,971	833	—	507	—
Net realized gain (loss) on shares redeemed	33	3,800	3,565	7,601	5,044
Net change in unrealized gain (loss) on investments	(6,614)	(4,338)	(3,175)	(18,248)	4,466
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(604)	168	633	(9,354)	7,038

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	1,000	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(310)	—	(1,363)	(1,765)	(551)
Net transfers between other subaccounts
or fixed rate option	44,231	59,470	(21,427)	(24,805)	166,020
Other charges	(601)	(63)	(754)	(824)	(1,469)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	43,320	59,407	(23,544)	(26,394)	164,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	42,716	59,575	(22,911)	(35,748)	171,038

NET ASSETS
Beginning of period	54,853	15,295	101,798	114,645	102,950
End of period	$97,569	$74,870	$78,887	$78,897	$273,988

Beginning units	3,393	975	9,211	8,812	6,647
Units issued	5,472	6,378	481	6,337	16,047
Units redeemed	(2,810)	(2,671)	(2,556)	(8,572)	(5,389)
Ending units	6,055	4,682	7,136	6,577	17,305

The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(640)	$(75,097)	$(165,650)	$(302,820)	$(246,993)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,268	71,368	646,722	1,416,526	81,037
Net change in unrealized gain (loss) on investments	(1,920)	(16,352)	(1,151,203)	365,887	(69,717)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,292)	(20,081)	(670,131)	1,479,593	(235,673)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	209	275,318	2,300,329	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(700)	(24,594)	(268,972)	(1,132,705)	(786,074)
Net transfers between other subaccounts
or fixed rate option	106,931	1,031,373	(1,341,927)	763,191	2,753,548
Other charges	(670)	(489)	(94,307)	(169,420)	(3,464)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	105,561	1,006,499	(1,429,888)	1,761,395	1,964,010

TOTAL INCREASE (DECREASE) IN NET ASSETS	104,269	986,418	(2,100,019)	3,240,988	1,728,337

NET ASSETS
Beginning of period	40,208	3,445,666	10,969,153	16,896,818	11,150,189
End of period	$144,477	$4,432,084	$8,869,134	$20,137,806	$12,878,526

Beginning units	3,175	282,427	716,697	972,440	990,838
Units issued	9,415	282,542	161,692	489,709	546,485
Units redeemed	(433)	(200,046)	(259,010)	(384,485)	(371,037)
Ending units	12,157	364,923	619,379	1,077,664	1,166,286

The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(291,839)	$1,082	$(5,669)	$(609)	$(209,663)
Capital gains distributions received	—	—	55,359	—	—
Net realized gain (loss) on shares redeemed	383,808	426	1,000	1,736	347,527
Net change in unrealized gain (loss) on investments	(93,690)	(1,038)	(51,045)	(8,193)	(73,639)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,721)	470	(355)	(7,066)	64,225

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	25	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(867,653)	(2,652)	—	(4,867)	(846,189)
Net transfers between other subaccounts
or fixed rate option	2,138,957	(723)	(171)	—	2,055,784
Other charges	(3,617)	(27)	(1)	(166)	(2,418)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,267,687	(3,402)	(147)	(5,033)	1,207,177

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,265,966	(2,932)	(502)	(12,099)	1,271,402

NET ASSETS
Beginning of period	13,413,627	41,592	324,161	62,353	9,668,636
End of period	$14,679,593	$38,660	$323,659	$50,254	$10,940,038

Beginning units	1,065,565	2,755	106,291	4,413	815,317
Units issued	879,142	33	114	27	790,822
Units redeemed	(769,334)	(240)	(155)	(407)	(681,822)
Ending units	1,175,373	2,548	106,250	4,033	924,317

The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	10/16/2015**

OPERATIONS
Net investment income (loss)	$(101,987)	$(2,124,673)	$(2,240)	$(172,746)	$(68,553)
Capital gains distributions received	—	—	17,853	—	—
Net realized gain (loss) on shares redeemed	7,699	1,585,792	4,877	110,052	242,708
Net change in unrealized gain (loss) on investments	(154,549)	(5,798,654)	(28,044)	(172,415)	(188,396)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(248,837)	(6,337,535)	(7,554)	(235,109)	(14,241)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	17,670,794	15,191,856	—	5,235,033	320,843
Annuity payments	—	(153,255)	—	—	—
Surrenders, withdrawals and death benefits	(5,257,743)	(3,789,129)	(9,226)	(2,699,717)	(541,315)
Net transfers between other subaccounts
or fixed rate option	148,917	(3,247,666)	478	1,016,640	(4,826,043)
Other charges	(36,792)	(1,232,407)	(34)	(111,942)	(37,989)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	12,525,176	6,769,399	(8,782)	3,440,014	(5,084,504)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,276,339	431,864	(16,336)	3,204,905	(5,098,745)

NET ASSETS
Beginning of period	5,511,312	129,183,964	179,356	10,900,762	5,098,745
End of period	$17,787,651	$129,615,828	$163,020	$14,105,667	$—

Beginning units	470,626	11,411,274	10,496	1,019,821	497,230
Units issued	1,502,017	2,147,824	62	862,492	191,562
Units redeemed	(479,018)	(1,550,103)	(572)	(546,298)	(688,792)
Ending units	1,493,625	12,008,995	9,986	1,336,015	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(96,407)	$(3,472,599)	$(841,453)	$(3,001)	$(54,594)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,327,616	52,698,269	1,036,449	(5,375)	39,207
Net change in unrealized gain (loss) on investments	(1,158,683)	(60,968,937)	(1,840,276)	(4,495)	(133,254)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	72,526	(11,743,267)	(1,645,280)	(12,871)	(148,641)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	1,442,166	7,631,833	292,110	1,478,617
Annuity payments	—	(2,734)	(3,875)	—	—
Surrenders, withdrawals and death benefits	(410,154)	(6,307,683)	(1,554,321)	(154,927)	(453,811)
Net transfers between other subaccounts
or fixed rate option	(13,652,412)	(257,601,191)	(1,255,414)	(31,224)	5,358,638
Other charges	(697)	(2,069,371)	(559,540)	(858)	(27,951)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(14,063,263)	(264,538,813)	4,258,683	105,101	6,355,493

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,990,737)	(276,282,080)	2,613,403	92,230	6,206,852

NET ASSETS
Beginning of period	14,972,825	276,282,080	49,993,488	233,811	1,826,616
End of period	$982,088	$—	$52,606,891	$326,041	$8,033,468

Beginning units	1,492,799	20,694,303	4,049,840	24,810	126,017
Units issued	16,837	1,996,783	1,186,262	33,934	525,782
Units redeemed	(1,413,099)	(22,691,086)	(828,570)	(22,879)	(80,682)
Ending units	96,537	—	4,407,532	35,865	571,117

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(57,591)	$(2,503)	$(89,604)	$(2,846)	$(9,072,352)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	673,881	(6,516)	99,335	(46,585)	11,894
Net change in unrealized gain (loss) on investments	(545,950)	(31,730)	(314,747)	(45,993)	(16,947,970)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	70,340	(40,749)	(305,016)	(95,424)	(26,008,428)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	95	186,896	654,230	639,091	288,131,289
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(115,964)	(51,443)	(260,707)	(397,741)	(20,041,297)
Net transfers between other subaccounts
or fixed rate option	(8,717,832)	7,045	(3,630)	54,778	—
Other charges	(810)	(517)	(36,049)	(1,872)	(70,222)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,834,511)	141,981	353,844	294,256	268,019,770

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,764,171)	101,232	48,828	198,832	242,011,342

NET ASSETS
Beginning of period	9,468,395	150,018	5,341,869	147,470	354,013,766
End of period	$704,224	$251,250	$5,390,697	$346,302	$596,025,108

Beginning units	965,664	15,496	410,974	15,686	34,124,093
Units issued	98,320	32,870	218,579	79,796	30,227,322
Units redeemed	(992,906)	(17,546)	(189,410)	(51,413)	(3,932,151)
Ending units	71,078	30,820	440,143	44,069	60,419,264

The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(310,243)	$(683,623)	$(352,011)	$(3,576)	$(2,679)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	117,472	(754,609)	272,938	65,898	3,442
Net change in unrealized gain (loss) on investments	(134,031)	(1,480,819)	(296,324)	(22,438)	1,112
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(326,802)	(2,919,051)	(375,397)	39,884	1,875

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,385,070	13,298,794	6,110,375	275,645	136,463
Annuity payments	—	(3,410)	—	—	—
Surrenders, withdrawals and death benefits	(624,493)	(1,223,047)	(712,595)	(93,886)	(45,535)
Net transfers between other subaccounts
or fixed rate option	199,769	(61,701,132)	(660,577)	(321,941)	49,336
Other charges	(217,880)	(497,685)	(242,595)	(862)	(510)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,742,466	(50,126,480)	4,494,608	(141,044)	139,754

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,415,664	(53,045,531)	4,119,211	(101,160)	141,629

NET ASSETS
Beginning of period	16,754,838	53,045,531	19,831,050	456,341	169,840
End of period	$22,170,502	$—	$23,950,261	$355,181	$311,469

Beginning units	1,564,876	4,855,700	1,980,227	35,106	13,115
Units issued	911,678	2,240,511	1,639,362	75,934	18,058
Units redeemed	(379,746)	(7,096,211)	(1,190,452)	(83,750)	(7,663)
Ending units	2,096,808	—	2,429,137	27,290	23,510

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(484,317)	$(442,785)	$(16,004)	$(18,941)	$(21,447)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	438,408	(18,637)	(40,847)	(1,026)	331
Net change in unrealized gain (loss) on investments	380,576	5,187	(55,020)	(47,131)	(107,870)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	334,667	(456,235)	(111,871)	(67,098)	(128,986)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,687	20,274,284	4,074,481	4,078,559	6,849,866
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,272,914)	(175,513)	(2,163,526)	(1,184,435)	(2,316,471)
Net transfers between other subaccounts
or fixed rate option	29,245,227	1,346,394	160,103	(59,149)	139,645
Other charges	(7,606)	(338,272)	(14,507)	(16,981)	(17,211)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	27,979,394	21,106,893	2,056,551	2,817,994	4,655,829

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,314,061	20,650,658	1,944,680	2,750,896	4,526,843

NET ASSETS
Beginning of period	3,245,647	18,044,360	837,233	1,648,732	1,100,587
End of period	$31,559,708	$38,695,018	$2,781,913	$4,399,628	$5,627,430

Beginning units	287,561	1,715,238	81,722	159,215	104,370
Units issued	4,676,049	2,226,084	417,957	402,467	681,404
Units redeemed	(2,157,948)	(261,121)	(224,112)	(131,949)	(245,304)
Ending units	2,805,662	3,680,201	275,567	429,733	540,470

The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(20,780)	$(6,410)	$(4,467)	$(14,970)	$(490)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(55,180)	(15,702)	(21,111)	(21,295)	(1,963)
Net change in unrealized gain (loss) on investments	(131,220)	(49,140)	(43,063)	(25,443)	(280)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(207,180)	(71,252)	(68,641)	(61,708)	(2,733)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,227,768	2,254,011	1,859,880	3,376,127	152,428
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(2,225,525)	(931,127)	(709,852)	(2,074,911)	(56,069)
Net transfers between other subaccounts
or fixed rate option	(48,989)	30,292	9,442	137,682	22,093
Other charges	(17,184)	(5,099)	(3,607)	(12,969)	(404)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,936,070	1,348,077	1,155,863	1,425,929	118,048

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,728,890	1,276,825	1,087,222	1,364,221	115,315

NET ASSETS
Beginning of period	994,822	430,338	274,333	1,229,842	39,807
End of period	$4,723,712	$1,707,163	$1,361,555	$2,594,063	$155,122

Beginning units	99,829	44,405	26,658	122,711	4,101
Units issued	645,717	250,704	185,434	368,106	20,127
Units redeemed	(251,889)	(111,911)	(77,028)	(226,391)	(7,204)
Ending units	493,657	183,198	135,064	264,426	17,024

The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/2/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,110)	$(987)	$(59,181)	$(47,740)	$(285)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(32,601)	(909)	(3,743)	43,280	(2)
Net change in unrealized gain (loss) on investments	(45,225)	(2,368)	(189,915)	58,126	(719)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(79,936)	(4,264)	(252,839)	53,666	(1,006)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,005,528	163,187	6,354,150	1,175	299,634
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(494,216)	(69,673)	(1,039)	(285,545)	—
Net transfers between other subaccounts
or fixed rate option	6,837	5,473	1,542,600	4,016,780	(653)
Other charges	(1,558)	(1,047)	(37,210)	(96)	(59)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	516,591	97,940	7,858,501	3,732,314	298,922

TOTAL INCREASE (DECREASE) IN NET ASSETS	436,655	93,676	7,605,662	3,785,980	297,916

NET ASSETS
Beginning of period	68,042	91,018	48,797	—	—
End of period	$504,697	$184,694	$7,654,459	$3,785,980	$297,916

Beginning units	6,537	9,355	4,907	—	—
Units issued	100,708	19,129	807,425	660,525	29,822
Units redeemed	(52,871)	(8,972)	(23,043)	(278,787)	(121)
Ending units	54,374	19,512	789,289	381,738	29,701

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(33)	$(12)	$(181)	$(154)	$(69)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	—	(7)	(255)	(82)
Net change in unrealized gain (loss) on investments	15	(169)	(60)	(1,683)	(690)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(12)	(181)	(248)	(2,092)	(841)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	40,726	25,642	156,486	135,543	70,352
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(425)	—	(10,204)	(29,038)	(1,672)
Net transfers between other subaccounts
or fixed rate option	(524)	181	48,504	52,515	(1,600)
Other charges	1	1	(48)	(47)	(24)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	39,778	25,824	194,738	158,973	67,056

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,766	25,643	194,490	156,881	66,215

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$39,766	$25,643	$194,490	$156,881	$66,215

Beginning units	—	—	—	—	—
Units issued	4,025	2,718	21,573	19,418	7,421
Units redeemed	(93)	—	(2,323)	(3,026)	(373)
Ending units	3,932	2,718	19,250	16,392	7,048

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(66)	$(364)	$(67)	$(349)	$(569)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,162	(4)	8	3	28
Net change in unrealized gain (loss) on investments	228	(3,025)	(130)	(5,896)	4,682
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,324	(3,393)	(189)	(6,242)	4,141

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,704	518,832	101,673	389,895	452,296
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(504)	—	—	(200)
Net transfers between other subaccounts
or fixed rate option	41,699	40,463	14,724	(670)	5,569
Other charges	(17)	(144)	(15)	—	(199)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	55,386	558,647	116,382	389,225	457,466

TOTAL INCREASE (DECREASE) IN NET ASSETS	56,710	555,254	116,193	382,983	461,607

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$56,710	$555,254	$116,193	$382,983	$461,607

Beginning units	—	—	—	—	—
Units issued	12,748	57,471	12,242	39,128	51,190
Units redeemed	(6,655)	(76)	(385)	(80)	(1,182)
Ending units	6,093	57,395	11,857	39,048	50,008

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Blackrock Global Allocation V.I. Fund (Class 3)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
	8/24/2015*	8/24/2015*
	to	to
	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$7,710	$11,602
Capital gains distributions received	71,974	649
Net realized gain (loss) on shares redeemed	(9)	(21)
Net change in unrealized gain (loss) on investments	(89,564)	(15,408)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(9,889)	(3,178)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,426,662	539,164
Annuity payments	—	—
Surrenders, withdrawals and death benefits	(478)	(2,180)
Net transfers between other subaccounts
or fixed rate option	8,056	824
Other charges	(449)	(181)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,433,791	537,627

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,423,902	534,449

NET ASSETS
Beginning of period	—	—
End of period	$1,423,902	$534,449

Beginning units	—	—
Units issued	142,938	53,762
Units redeemed	(95)	(250)
Ending units	142,843	53,512

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(168,407)	$(61,739)	$(314,850)	$(453,883)	$896,657
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	69,665	850,665	930,893	4,303
Net change in unrealized gain (loss) on investments	—	1,219,352	797,472	2,060,846	(627,477)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(168,407)	1,227,278	1,333,287	2,537,856	273,483

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	266,150	43,358	106,531	80,125	183,116
Annuity payments	(68,410)	(79,853)	(54,015)	(229,038)	(45,871)
Surrenders, withdrawals and death benefits	(3,506,690)	(2,555,978)	(2,345,805)	(2,576,420)	(2,549,199)
Net transfers between other subaccounts
or fixed rate option	697,670	242,340	(346,783)	(542,542)	60,300
Other charges	(8,130)	(7,275)	(13,589)	(31,358)	(21,574)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,619,410)	(2,357,408)	(2,653,661)	(3,299,233)	(2,373,228)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,787,817)	(1,130,130)	(1,320,374)	(761,377)	(2,099,745)

NET ASSETS
Beginning of period	14,204,330	22,652,606	22,928,791	31,308,155	20,420,658
End of period	$11,416,513	$21,522,476	$21,608,417	$30,546,778	$18,320,913

Beginning units	11,766,880	9,448,011	8,359,496	10,703,453	5,209,281
Units issued	2,204,667	288,197	97,053	148,063	181,861
Units redeemed	(4,541,337)	(1,245,374)	(1,042,664)	(1,208,411)	(805,755)
Ending units	9,430,210	8,490,834	7,413,885	9,643,105	4,585,387

The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$410,582	$(84,065)	$(391,300)	$(67,961)	$(7,458)
Capital gains distributions received	1,126,200	—	—	—	10,747
Net realized gain (loss) on shares redeemed	1,257,261	253,365	1,739,951	332,839	32,846
Net change in unrealized gain (loss) on investments	21,459	(65,087)	847,811	(96,754)	(83,258)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,815,502	104,213	2,196,462	168,124	(47,123)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	79,754	8,847	36,941	11,035	—
Annuity payments	(186,234)	(129,693)	(81,839)	(38,219)	(5,202)
Surrenders, withdrawals and death benefits	(2,700,687)	(729,790)	(3,288,975)	(526,909)	(130,050)
Net transfers between other subaccounts
or fixed rate option	(328,584)	(33,004)	(413,542)	(253,769)	(4,075)
Other charges	(18,970)	(4,601)	(20,280)	(1,735)	(484)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,154,721)	(888,241)	(3,767,695)	(809,597)	(139,811)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(339,219)	(784,028)	(1,571,233)	(641,473)	(186,934)

NET ASSETS
Beginning of period	26,062,075	6,316,452	28,557,779	5,373,792	2,038,608
End of period	$25,722,856	$5,532,424	$26,986,546	$4,732,319	$1,851,674

Beginning units	10,276,280	2,833,505	10,176,462	1,262,743	1,222,472
Units issued	362,531	52,003	118,184	28,300	34,892
Units redeemed	(1,545,190)	(434,199)	(1,392,930)	(222,305)	(117,297)
Ending units	9,093,621	2,451,309	8,901,716	1,068,738	1,140,067

The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$25,248	$(56,269)	$(56,226)	$339,601	$(9,939)
Capital gains distributions received	—	47,629	392,255	536,899	123,932
Net realized gain (loss) on shares redeemed	279,040	488,028	197,601	163,771	132,220
Net change in unrealized gain (loss) on investments	117,710	179,257	52,854	(2,026,972)	(107,670)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	421,998	658,645	586,484	(986,701)	138,543

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,789	18,630	17,176	2,817	801
Annuity payments	—	(49,518)	(6,291)	(95,271)	(20,365)
Surrenders, withdrawals and death benefits	(674,102)	(986,769)	(651,555)	(846,455)	(152,985)
Net transfers between other subaccounts
or fixed rate option	(88,268)	(104,803)	39,291	(87,672)	(135,279)
Other charges	(2,103)	(3,621)	(2,270)	(2,797)	(636)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(761,684)	(1,126,081)	(603,649)	(1,029,378)	(308,464)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(339,686)	(467,436)	(17,165)	(2,016,079)	(169,921)

NET ASSETS
Beginning of period	7,605,565	10,327,630	5,677,300	8,387,039	1,824,091
End of period	$7,265,879	$9,860,194	$5,660,135	$6,370,960	$1,654,170

Beginning units	2,490,388	4,046,112	2,491,991	2,205,642	743,917
Units issued	23,612	19,930	83,688	61,350	9,538
Units redeemed	(274,447)	(443,445)	(345,847)	(335,653)	(132,695)
Ending units	2,239,553	3,622,597	2,229,832	1,931,339	620,760

The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(87,664)	$3,750	$(45,706)	$(58,350)	$(10,564)
Capital gains distributions received	445,227	—	636,756	—	436,178
Net realized gain (loss) on shares redeemed	418,055	99,502	77,401	296,178	54,717
Net change in unrealized gain (loss) on investments	(294,257)	179,191	(478,608)	(5,997)	(381,179)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	481,361	282,443	189,843	231,831	99,152

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,894	185	11	3,621	660
Annuity payments	(37,419)	(3,391)	—	(14,434)	(8,054)
Surrenders, withdrawals and death benefits	(838,627)	(293,052)	(313,357)	(619,956)	(212,901)
Net transfers between other subaccounts
or fixed rate option	(41,971)	(33,155)	(112,097)	(70,661)	(42,559)
Other charges	(2,558)	(709)	(955)	(1,003)	(490)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(916,681)	(330,122)	(426,398)	(702,433)	(263,344)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(435,320)	(47,679)	(236,555)	(470,602)	(164,192)

NET ASSETS
Beginning of period	7,154,016	2,610,839	3,444,775	4,449,868	2,325,688
End of period	$6,718,696	$2,563,160	$3,208,220	$3,979,266	$2,161,496

Beginning units	2,769,025	903,877	1,310,827	1,916,565	1,528,138
Units issued	45,518	10,298	10,160	30,979	12,568
Units redeemed	(393,707)	(118,811)	(168,376)	(325,173)	(182,861)
Ending units	2,420,836	795,364	1,152,611	1,622,371	1,357,845

The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(9,319)	$(155,060)	$(6,087)	$(138,719)	$(37,517)
Capital gains distributions received	—	—	32,654	—	—
Net realized gain (loss) on shares redeemed	17,496	518,346	14,046	471,896	(2,613)
Net change in unrealized gain (loss) on investments	69,462	(50,413)	5,969	329,261	(141,985)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	77,639	312,873	46,582	662,438	(182,115)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	26	51,536	2,278	50,033	31,588
Annuity payments	—	(139,614)	—	(140,153)	(3,606)
Surrenders, withdrawals and death benefits	(24,246)	(988,350)	(19,424)	(869,216)	(221,148)
Net transfers between other subaccounts
or fixed rate option	(21,852)	(149,956)	(12,380)	(180,522)	44,169
Other charges	(74)	(23,738)	(662)	(19,343)	(4,673)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(46,146)	(1,250,122)	(30,188)	(1,159,201)	(153,670)

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,493	(937,249)	16,394	(496,763)	(335,785)

NET ASSETS
Beginning of period	672,485	10,544,560	451,482	9,282,709	2,575,957
End of period	$703,978	$9,607,311	$467,876	$8,785,946	$2,240,172

Beginning units	730,835	3,976,807	307,824	3,313,145	1,570,179
Units issued	3,245	67,493	2,649	40,855	87,546
Units redeemed	(52,657)	(536,058)	(22,008)	(433,869)	(178,962)
Ending units	681,423	3,508,242	288,465	2,920,131	1,478,763

The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(33,026)	$(373,056)	$(3,340,793)	$(381,015)	$(2,877,004)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(7,335)	1,476,777	3,962,920	1,142,152	2,717,403
Net change in unrealized gain (loss) on investments	(118,873)	1,385,666	2,000,082	4,908,656	6,653,390
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(159,234)	2,489,387	2,622,209	5,669,793	6,493,789

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,676	1,259,887	11,219,470	611,906	10,610,268
Annuity payments	(3,996)	—	(49,222)	—	—
Surrenders, withdrawals and death benefits	(164,428)	(762,563)	(3,800,687)	(601,140)	(4,529,093)
Net transfers between other subaccounts
or fixed rate option	(4,022)	1,812,689	(10,888,338)	(734,532)	(3,221,527)
Other charges	(4,360)	(197,196)	(1,889,584)	(194,746)	(1,568,188)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(157,130)	2,112,817	(5,408,361)	(918,512)	1,291,460

TOTAL INCREASE (DECREASE) IN NET ASSETS	(316,364)	4,602,204	(2,786,152)	4,751,281	7,785,249

NET ASSETS
Beginning of period	2,221,797	21,850,362	201,708,284	20,164,014	173,480,823
End of period	$1,905,433	$26,452,566	$198,922,132	$24,915,295	$181,266,072

Beginning units	1,220,191	1,473,551	15,988,008	1,426,594	13,920,320
Units issued	41,504	506,906	1,713,256	395,178	1,552,621
Units redeemed	(128,962)	(373,093)	(2,082,607)	(447,284)	(1,364,793)
Ending units	1,132,733	1,607,364	15,618,657	1,374,488	14,108,148

The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(244,315)	$(453,476)	$(328,084)	$(218,612)	$(210,684)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	766,718	491,402	1,263,627	974,694	708,479
Net change in unrealized gain (loss) on investments	(524,222)	165,656	(274,811)	784,093	(108,578)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,819)	203,582	660,732	1,540,175	389,217

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	362,364	1,385,196	267,314	269,685	320,701
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(328,430)	(906,992)	(415,249)	(546,290)	(464,018)
Net transfers between other subaccounts
or fixed rate option	(1,253,267)	503,166	592,305	(975,365)	257,470
Other charges	(129,837)	(223,899)	(173,989)	(103,766)	(95,563)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,349,170)	757,471	270,381	(1,335,736)	18,590

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,350,989)	961,053	931,113	184,439	407,807

NET ASSETS
Beginning of period	15,533,403	25,819,728	19,714,825	12,997,424	12,107,097
End of period	$14,182,414	$26,780,781	$20,645,938	$13,181,863	$12,514,904

Beginning units	1,020,592	1,970,933	1,194,383	796,298	737,739
Units issued	107,052	478,413	380,954	136,879	189,603
Units redeemed	(193,565)	(420,291)	(361,748)	(223,775)	(189,265)
Ending units	934,079	2,029,055	1,213,589	709,402	738,077

The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(541,638)	$(458,681)	$(606,190)	$(865,382)	$(251,358)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,426,131	1,308,636	209,859	2,011,355	909,083
Net change in unrealized gain (loss) on investments	2,136,102	2,501,287	2,218,242	3,926,314	393,531
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,020,595	3,351,242	1,821,911	5,072,287	1,051,256

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	907,929	1,035,020	1,189,711	590,364	300,555
Annuity payments	—	(11,437)	—	—	—
Surrenders, withdrawals and death benefits	(1,333,075)	(1,312,295)	(1,280,479)	(1,711,670)	(509,027)
Net transfers between other subaccounts
or fixed rate option	288,753	2,282,789	2,696,084	17,413,328	266,933
Other charges	(274,536)	(264,529)	(370,021)	(458,415)	(129,800)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(410,929)	1,729,548	2,235,295	15,833,607	(71,339)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,609,666	5,080,790	4,057,206	20,905,894	979,917

NET ASSETS
Beginning of period	31,746,685	26,788,007	37,729,246	34,849,829	14,885,392
End of period	$34,356,351	$31,868,797	$41,786,452	$55,755,723	$15,865,309

Beginning units	1,871,453	1,822,993	3,207,037	2,198,980	919,617
Units issued	385,040	498,322	680,066	1,675,359	216,064
Units redeemed	(404,696)	(393,604)	(497,115)	(640,564)	(218,167)
Ending units	1,851,797	1,927,711	3,389,988	3,233,775	917,514

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(385,913)	$(452,026)	$(289,793)	$(457,693)	$(221,324)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,128,895	1,310,629	(55,871)	1,191,710	583,641
Net change in unrealized gain (loss) on investments	634,724	2,333,779	42,650	904,915	1,467,891
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,377,706	3,192,382	(303,014)	1,638,932	1,830,208

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	524,148	648,674	1,185,999	879,474	355,836
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(622,215)	(630,240)	(600,623)	(851,843)	(279,815)
Net transfers between other subaccounts
or fixed rate option	(488,923)	2,382,847	(1,019,920)	196,760	6,704,116
Other charges	(218,454)	(235,689)	(136,565)	(263,942)	(112,435)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(805,444)	2,165,592	(571,110)	(39,551)	6,667,702

TOTAL INCREASE (DECREASE) IN NET ASSETS	572,262	5,357,974	(874,124)	1,599,381	8,497,910

NET ASSETS
Beginning of period	23,893,297	24,541,417	18,000,497	27,730,999	10,685,844
End of period	$24,465,559	$29,899,391	$17,126,373	$29,330,380	$19,183,754

Beginning units	1,419,936	1,439,394	1,729,316	1,935,981	652,161
Units issued	273,763	424,419	353,617	370,673	609,310
Units redeemed	(321,118)	(301,060)	(402,022)	(371,380)	(245,721)
Ending units	1,372,581	1,562,753	1,680,911	1,935,274	1,015,750

The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(530,679)	$(12,726,900)	$(360,400)	$(404,763)	$(247,632)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	934,958	11,069,461	679,852	514,197	(15,434)
Net change in unrealized gain (loss) on investments	(3,370,690)	34,128,716	117,331	(2,123,233)	111,354
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,966,411)	32,471,277	436,783	(2,013,799)	(151,712)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	626,081	75,317,418	605,667	542,756	808,157
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,045,341)	(18,224,316)	(414,701)	(520,910)	(441,698)
Net transfers between other subaccounts
or fixed rate option	1,425,058	(8,009,870)	1,801,322	1,866,033	(339,664)
Other charges	(276,510)	(7,493,899)	(202,747)	(216,752)	(149,352)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	729,288	41,589,333	1,789,541	1,671,127	(122,557)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,237,123)	74,060,610	2,226,324	(342,672)	(274,269)

NET ASSETS
Beginning of period	32,012,489	752,863,432	21,372,583	24,368,392	16,325,810
End of period	$29,775,366	$826,924,042	$23,598,907	$24,025,720	$16,051,541

Beginning units	2,808,837	55,047,148	1,354,256	1,940,967	1,539,635
Units issued	1,053,868	8,088,186	324,203	491,208	319,012
Units redeemed	(961,182)	(4,367,812)	(213,728)	(356,766)	(323,380)
Ending units	2,901,523	58,767,522	1,464,731	2,075,409	1,535,267

The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,719,170)	$(8,979,847)	$(6,771,357)	$(11,275,381)	$(7,947,711)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,558,550	8,270,344	8,887,813	12,339,698	7,214,935
Net change in unrealized gain (loss) on investments	4,028,997	27,772,086	5,280,870	31,171,828	19,712,369
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,868,377	27,062,583	7,397,326	32,236,145	18,979,593

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	25,752,402	47,131,244	13,343,396	49,284,953	29,925,126
Annuity payments	—	—	(29,351)	(171,559)	(8,892)
Surrenders, withdrawals and death benefits	(2,059,912)	(14,158,361)	(13,190,118)	(22,262,501)	(20,414,879)
Net transfers between other subaccounts
or fixed rate option	17,266,240	25,748,899	(20,221,062)	(11,985,393)	(11,351,672)
Other charges	(986,419)	(4,322,493)	(2,913,708)	(5,694,555)	(4,125,787)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	39,972,311	54,399,289	(23,010,843)	9,170,945	(5,976,104)

TOTAL INCREASE (DECREASE) IN NET ASSETS	43,840,688	81,461,872	(15,613,517)	41,407,090	13,003,489

NET ASSETS
Beginning of period	78,530,007	491,952,211	391,355,542	670,128,514	473,774,639
End of period	$122,370,695	$573,414,083	$375,742,025	$711,535,604	$486,778,128

Beginning units	6,836,421	35,937,225	32,209,040	50,339,495	38,187,058
Units issued	4,688,624	7,232,653	3,321,054	5,455,484	4,014,342
Units redeemed	(1,235,660)	(3,060,874)	(5,137,879)	(4,369,718)	(4,214,298)
Ending units	10,289,385	40,109,004	30,392,215	51,425,261	37,987,102

The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(5,353,843)	$(5,597,186)	$(9,320,103)	$(957,168)	$(315,276)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,266,720	5,196,985	7,154,400	3,487,534	—
Net change in unrealized gain (loss) on investments	5,068,068	24,233,649	26,828,542	1,113,161	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,980,945	23,833,448	24,662,839	3,643,527	(315,276)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	26,133,631	34,531,066	62,652,702	1,708,034	3,496,329
Annuity payments	—	(9,302)	(405,801)	—	—
Surrenders, withdrawals and death benefits	(6,943,738)	(6,188,559)	(11,334,860)	(1,498,214)	(34,149,912)
Net transfers between other subaccounts
or fixed rate option	(12,831,795)	14,045,671	(7,276,235)	289,677	30,179,055
Other charges	(3,033,640)	(3,241,793)	(5,433,679)	(477,350)	(111,136)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,324,458	39,137,083	38,202,127	22,147	(585,664)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,305,403	62,970,531	62,864,966	3,665,674	(900,940)

NET ASSETS
Beginning of period	324,399,029	309,203,559	545,108,018	53,672,392	17,661,148
End of period	$332,704,432	$372,174,090	$607,972,984	$57,338,066	$16,760,208

Beginning units	25,294,272	23,646,310	40,149,079	3,039,941	1,860,530
Units issued	3,123,290	5,881,842	6,289,624	766,946	5,503,866
Units redeemed	(2,649,450)	(2,816,631)	(2,862,658)	(753,907)	(5,571,584)
Ending units	25,768,112	26,711,521	43,576,045	3,052,980	1,792,812

The accompanying notes are an integral part of these financial statements.
A72

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(325,580)	$(3,970,272)	$(151,192)	$(270,495)	$(5,049)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,039,086	1,568,157	167,621	322,337	(26,648)
Net change in unrealized gain (loss) on investments	(299,395)	8,504,979	(803,419)	(1,320,081)	(21,895)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	414,111	6,102,864	(786,990)	(1,268,239)	(53,592)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	532,509	2,078,900	330,154	460,927	1,081
Annuity payments	(4,040)	(245,355)	—	—	—
Surrenders, withdrawals and death benefits	(785,091)	(8,804,420)	(287,425)	(503,907)	(90,889)
Net transfers between other subaccounts
or fixed rate option	(58,359)	(8,168,858)	776,292	1,420,503	118,814
Other charges	(154,570)	(2,001,998)	(78,711)	(166,855)	(1,265)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(469,551)	(17,141,731)	740,310	1,210,688	27,741

TOTAL INCREASE (DECREASE) IN NET ASSETS	(55,440)	(11,038,867)	(46,680)	(57,571)	(25,851)

NET ASSETS
Beginning of period	19,844,028	242,502,406	8,991,889	17,591,175	691,509
End of period	$19,788,588	$231,463,539	$8,945,209	$17,533,604	$665,658

Beginning units	1,115,396	21,554,652	729,156	1,395,954	46,761
Units issued	280,214	2,799,623	188,859	328,321	8,863
Units redeemed	(302,542)	(4,265,822)	(129,694)	(231,071)	(7,185)
Ending units	1,093,068	20,088,453	788,321	1,493,204	48,439

The accompanying notes are an integral part of these financial statements.
A73

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(701,558)	$(937,639)	$(445,245)	$(28,463)	$(141,623)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,162,687	474,291	216,922	(543)	357,106
Net change in unrealized gain (loss) on investments	416,489	3,220,223	334,282	64,656	755,076
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,877,618	2,756,875	105,959	35,650	970,559

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,487	831,709	6	—	603,554
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(2,831,947)	(1,479,200)	(1,341,648)	(22,369)	(334,138)
Net transfers between other subaccounts
or fixed rate option	11,069,111	6,026,900	(2,220,483)	(727,624)	(423,733)
Other charges	(456,212)	(481,072)	(3,367)	(427)	(73,886)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	7,782,439	4,898,337	(3,565,492)	(750,420)	(228,203)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,660,057	7,655,212	(3,459,533)	(714,770)	742,356

NET ASSETS
Beginning of period	45,742,802	50,085,108	21,676,106	1,846,181	8,308,043
End of period	$55,402,859	$57,740,320	$18,216,573	$1,131,411	$9,050,399

Beginning units	3,597,565	4,455,818	1,882,925	158,569	613,744
Units issued	10,366,956	1,629,214	244,259	20,970	174,450
Units redeemed	(9,776,221)	(1,205,117)	(548,884)	(84,127)	(182,083)
Ending units	4,188,300	4,879,915	1,578,300	95,412	606,111

The accompanying notes are an integral part of these financial statements.
A74

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(484,275)	$(469,153)	$(4,334,782)	$(5,169,886)	$(2,711,059)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	463,733	1,402,329	3,779,469	3,187,450	2,658,885
Net change in unrealized gain (loss) on investments	(1,798,171)	579,970	11,646,313	13,082,335	7,804,797
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,818,713)	1,513,146	11,091,000	11,099,899	7,752,623

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	255,454	1,152,752	24,420,439	35,101,193	17,036,443
Annuity payments	—	—	—	—	(30,359)
Surrenders, withdrawals and death benefits	(877,426)	(1,178,412)	(4,884,827)	(6,183,508)	(3,062,947)
Net transfers between other subaccounts
or fixed rate option	744,086	809,625	(4,852,582)	(5,357,775)	(4,158,988)
Other charges	(280,174)	(246,657)	(2,619,510)	(3,211,376)	(1,630,090)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(158,060)	537,308	12,063,520	20,348,534	8,154,059

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,976,773)	2,050,454	23,154,520	31,448,433	15,906,682

NET ASSETS
Beginning of period	28,799,844	28,051,971	258,398,168	310,506,497	161,360,620
End of period	$26,823,071	$30,102,425	$281,552,688	$341,954,930	$177,267,302

Beginning units	2,763,267	1,579,151	18,973,941	25,217,742	12,110,019
Units issued	1,116,614	359,959	2,647,275	3,740,416	1,898,969
Units redeemed	(1,137,514)	(319,728)	(1,553,885)	(1,854,138)	(1,138,971)
Ending units	2,742,367	1,619,382	20,067,331	27,104,020	12,870,017

The accompanying notes are an integral part of these financial statements.
A75

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis Asset Allocation Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(2,916,652)	$(3,446,040)	$(4,766)	$(1,243)	$(4,371)
Capital gains distributions received	—	—	333	—	—
Net realized gain (loss) on shares redeemed	2,410,558	2,835,071	67,925	38,956	47,262
Net change in unrealized gain (loss) on investments	4,699,343	8,775,830	(33,409)	(26,069)	(8,716)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,193,249	8,164,861	30,083	11,644	34,175

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	25,382,518	33,046,650	1,000	999	9
Annuity payments	—	(9,422)	—	—	—
Surrenders, withdrawals and death benefits	(4,239,459)	(3,259,713)	(16,888)	(16,494)	(21,634)
Net transfers between other subaccounts
or fixed rate option	(7,109,933)	1,891,027	(121,258)	(81,917)	(96,319)
Other charges	(1,751,114)	(2,016,131)	(2,482)	(1,293)	(2,778)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	12,282,012	29,652,411	(139,628)	(98,705)	(120,722)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,475,261	37,817,272	(109,545)	(87,061)	(86,547)

NET ASSETS
Beginning of period	174,100,353	188,037,914	388,263	220,790	409,244
End of period	$190,575,614	$225,855,186	$278,718	$133,729	$322,697

Beginning units	14,492,570	13,957,675	20,737	14,254	46,130
Units issued	2,884,840	3,927,617	2,082	2,233	1,199
Units redeemed	(1,662,166)	(1,507,359)	(9,383)	(8,537)	(14,637)
Ending units	15,715,244	16,377,933	13,436	7,950	32,692

The accompanying notes are an integral part of these financial statements.
A76

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(5,062)	$(4,299)	$(901)	$(508)	$32
Capital gains distributions received	—	—	5,614	—	—
Net realized gain (loss) on shares redeemed	60,750	52,926	12,667	11,361	6,104
Net change in unrealized gain (loss) on investments	15,416	(33,290)	(17,299)	(7,827)	25,347
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	71,104	15,337	81	3,026	31,483

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	16,528	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(26,803)	(61,391)	(12,221)	(8,320)	(4,758)
Net transfers between other subaccounts
or fixed rate option	(93,469)	74,931	(52,132)	(18,348)	(14,990)
Other charges	(2,843)	(1,596)	(475)	(304)	(1,222)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(123,115)	11,944	(48,300)	(26,972)	(20,970)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(52,011)	27,281	(48,219)	(23,946)	10,513

NET ASSETS
Beginning of period	399,481	255,247	89,900	53,848	144,154
End of period	$347,470	$282,528	$41,681	$29,902	$154,667

Beginning units	23,220	18,665	6,011	3,842	14,357
Units issued	2,809	12,278	3,114	31	982
Units redeemed	(9,462)	(10,806)	(6,455)	(1,908)	(2,839)
Ending units	16,567	20,137	2,670	1,965	12,500

The accompanying notes are an integral part of these financial statements.
A77

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,147)	$(224)	$3,706	$250	$(619)
Capital gains distributions received	12,406	619	—	—	—
Net realized gain (loss) on shares redeemed	1,318	1,210	10,150	20,066	6,240
Net change in unrealized gain (loss) on investments	(12,779)	(405)	(14,501)	8,422	(1,975)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(202)	1,200	(645)	28,738	3,646

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,168)	(885)	(15,974)	(16,003)	(13,805)
Net transfers between other subaccounts
or fixed rate option	(29,679)	(333)	(54,730)	(80,541)	65,357
Other charges	(621)	(123)	(1,050)	(1,182)	(356)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(31,468)	(1,341)	(71,754)	(97,726)	51,196

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,670)	(141)	(72,399)	(68,988)	54,842

NET ASSETS
Beginning of period	86,523	15,436	174,197	183,633	48,108
End of period	$54,853	$15,295	$101,798	$114,645	$102,950

Beginning units	5,388	1,026	15,616	17,553	3,468
Units issued	439	2,974	4,245	2,703	5,545
Units redeemed	(2,434)	(3,025)	(10,650)	(11,444)	(2,366)
Ending units	3,393	975	9,211	8,812	6,647

The accompanying notes are an integral part of these financial statements.
A78

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(417)	$(83,316)	$(168,238)	$(247,807)	$(266,442)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,811	61,915	358,341	806,360	171,195
Net change in unrealized gain (loss) on investments	(9,461)	179,486	643,128	628,344	20,683
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,933	158,085	833,231	1,186,897	(74,564)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	152,181	773,162	1,396
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(11,165)	(371,994)	(169,613)	(199,806)	(499,330)
Net transfers between other subaccounts
or fixed rate option	(25,583)	(806,795)	428,334	1,027,040	(1,620,334)
Other charges	(419)	(496)	(92,317)	(135,132)	(3,325)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,167)	(1,179,285)	318,585	1,465,264	(2,121,593)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,234)	(1,021,200)	1,151,816	2,652,161	(2,196,157)

NET ASSETS
Beginning of period	73,442	4,466,866	9,817,337	14,244,657	13,346,346
End of period	$40,208	$3,445,666	$10,969,153	$16,896,818	$11,150,189

Beginning units	6,313	380,207	694,120	878,717	1,176,979
Units issued	55	188,733	143,831	324,152	417,100
Units redeemed	(3,193)	(286,513)	(121,254)	(230,429)	(603,241)
Ending units	3,175	282,427	716,697	972,440	990,838

The accompanying notes are an integral part of these financial statements.
A79

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(250,609)	$627	$(5,435)	$(687)	$(238,109)
Capital gains distributions received	—	1,155	61,110	—	—
Net realized gain (loss) on shares redeemed	213,059	540	2,236	2,074	104,393
Net change in unrealized gain (loss) on investments	561,324	(5,861)	(50,565)	600	1,074,534
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	523,774	(3,539)	7,346	1,987	940,818

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	4,302
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(666,013)	(8,318)	—	(4,773)	(1,118,429)
Net transfers between other subaccounts
or fixed rate option	4,802,940	1,065	(802)	—	(2,766,124)
Other charges	(3,296)	(29)	—	(198)	(3,420)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,133,631	(7,282)	(802)	(4,971)	(3,883,671)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,657,405	(10,821)	6,544	(2,984)	(2,942,853)

NET ASSETS
Beginning of period	8,756,222	52,413	317,617	65,337	12,611,489
End of period	$13,413,627	$41,592	$324,161	$62,353	$9,668,636

Beginning units	732,246	3,230	106,550	4,760	1,150,052
Units issued	904,083	67	272	—	253,515
Units redeemed	(570,764)	(542)	(531)	(347)	(588,250)
Ending units	1,065,565	2,755	106,291	4,413	815,317

The accompanying notes are an integral part of these financial statements.
A80

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(38,811)	$(1,994,234)	$(2,446)	$(128,765)	$(93,820)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	16,269	1,645,536	5,379	51,306	73,639
Net change in unrealized gain (loss) on investments	159,423	4,198,572	12,031	460,266	213,948
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	136,881	3,849,874	14,964	382,807	193,767

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,272,481	15,020,464	—	972,764	106,608
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(23,059)	(4,389,909)	(9,330)	(307,275)	(154,830)
Net transfers between other subaccounts
or fixed rate option	700,951	(1,575,746)	(1,390)	2,250,165	(828,229)
Other charges	(1,194)	(1,060,011)	(42)	(91,794)	(50,472)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,949,179	7,994,798	(10,762)	2,823,860	(926,923)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,086,060	11,844,672	4,202	3,206,667	(733,156)

NET ASSETS
Beginning of period	425,252	117,339,292	175,154	7,694,095	5,831,901
End of period	$5,511,312	$129,183,964	$179,356	$10,900,762	$5,098,745

Beginning units	35,927	10,679,775	11,158	751,047	588,050
Units issued	479,419	1,777,498	—	441,649	160,228
Units redeemed	(44,720)	(1,045,999)	(662)	(172,875)	(251,048)
Ending units	470,626	11,411,274	10,496	1,019,821	497,230

The accompanying notes are an integral part of these financial statements.
A81

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(506,229)	$(4,645,370)	$(724,089)	$(1,942)	$(26,531)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	833,343	4,101,636	752,924	(497)	53,992
Net change in unrealized gain (loss) on investments	2,263,054	4,829,715	1,462,200	(2,659)	115,503
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,590,168	4,285,981	1,491,035	(5,098)	142,964

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	2,879,340	9,596,453	124,152	113,351
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,679,543)	(6,075,907)	(1,226,221)	(27,493)	(41,561)
Net transfers between other subaccounts
or fixed rate option	(19,945,049)	(3,121,039)	1,100,264	30,910	263,339
Other charges	(6,115)	(2,646,740)	(443,824)	(111)	(13,808)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,630,707)	(8,964,346)	9,026,672	127,458	321,321

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,040,539)	(4,678,365)	10,517,707	122,360	464,285

NET ASSETS
Beginning of period	34,013,364	280,960,445	39,475,781	111,451	1,362,331
End of period	$14,972,825	$276,282,080	$49,993,488	$233,811	$1,826,616

Beginning units	3,733,052	21,361,537	3,287,594	11,864	101,261
Units issued	374,315	848,888	1,230,951	17,171	62,507
Units redeemed	(2,614,568)	(1,516,122)	(468,705)	(4,225)	(37,751)
Ending units	1,492,799	20,694,303	4,049,840	24,810	126,017

The accompanying notes are an integral part of these financial statements.
A82

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(149,320)	$(1,408)	$(53,959)	$(470)	$(4,316,992)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	230,527	130	34,260	(1,862)	15,388
Net change in unrealized gain (loss) on investments	869,375	(6,447)	409,081	(10,908)	20,119,763
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	950,582	(7,725)	389,382	(13,240)	15,818,159

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	63	75,834	538,104	115,180	247,836,419
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(680,790)	(4,340)	(28,746)	(277)	(6,912,616)
Net transfers between other subaccounts
or fixed rate option	156,598	33,581	2,567,829	32,649	—
Other charges	(3,098)	(56)	(19,600)	(135)	(23,301)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(527,227)	105,019	3,057,587	147,417	240,900,502

TOTAL INCREASE (DECREASE) IN NET ASSETS	423,355	97,294	3,446,969	134,177	256,718,661

NET ASSETS
Beginning of period	9,045,040	52,724	1,894,900	13,293	97,295,105
End of period	$9,468,395	$150,018	$5,341,869	$147,470	$354,013,766

Beginning units	1,035,240	5,217	162,540	1,383	10,227,971
Units issued	781,487	11,646	289,039	16,771	25,443,688
Units redeemed	(851,063)	(1,367)	(40,605)	(2,468)	(1,547,566)
Ending units	965,664	15,496	410,974	15,686	34,124,093

The accompanying notes are an integral part of these financial statements.
A83

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(202,628)	$(634,374)	$(258,440)	$(3,354)	$(406)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	55,943	176,721	172,383	33,045	738
Net change in unrealized gain (loss) on investments	325,129	231,544	500,699	7,396	4,453
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	178,444	(226,109)	414,642	37,087	4,785

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,365,718	25,697,911	11,263,105	84,621	59,863
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(304,231)	(626,447)	(230,370)	—	(175)
Net transfers between other subaccounts
or fixed rate option	960,144	6,852,215	976,560	(522,442)	101,925
Other charges	(122,395)	(402,097)	(142,685)	(214)	(30)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,899,236	31,521,582	11,866,610	(438,035)	161,583

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,077,680	31,295,473	12,281,252	(400,948)	166,368

NET ASSETS
Beginning of period	7,677,158	21,750,058	7,549,798	857,289	3,472
End of period	$16,754,838	$53,045,531	$19,831,050	$456,341	$169,840

Beginning units	731,026	2,010,639	779,127	73,551	297
Units issued	959,163	3,379,784	2,242,177	59,494	14,455
Units redeemed	(125,313)	(534,723)	(1,041,077)	(97,939)	(1,637)
Ending units	1,564,876	4,855,700	1,980,227	35,106	13,115

The accompanying notes are an integral part of these financial statements.
A84

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/2/2014*	2/10/2014*	4/28/2014*	4/28/2014*	4/28/2014*
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(15,830)	$(119,309)	$(1,607)	$(2,332)	$(2,160)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	10,163	237	(160)	136	212
Net change in unrealized gain (loss) on investments	112,826	428,738	490	19,773	22,962
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	107,159	309,666	(1,277)	17,577	21,014

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	17,631,838	816,653	1,637,358	1,087,330
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(12,375)	(181,472)	(671)	(3,800)	(2,729)
Net transfers between other subaccounts
or fixed rate option	3,150,883	355,376	23,440	(1,390)	(3,744)
Other charges	(20)	(71,048)	(912)	(1,013)	(1,284)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,138,488	17,734,694	838,510	1,631,155	1,079,573

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,245,647	18,044,360	837,233	1,648,732	1,100,587

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$3,245,647	$18,044,360	$837,233	$1,648,732	$1,100,587

Beginning units	—	—	—	—	—
Units issued	342,136	1,804,274	82,554	160,044	105,699
Units redeemed	(54,575)	(89,036)	(832)	(829)	(1,329)
Ending units	287,561	1,715,238	81,722	159,215	104,370

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A85

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	4/28/2014*	4/28/2014*	4/28/2014*	4/28/2014*	4/28/2014*
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,902)	$(728)	$(324)	$(2,928)	$(62)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(370)	(245)	648	(189)	(45)
Net change in unrealized gain (loss) on investments	(9,478)	(7,541)	(1,253)	(8,420)	(3,065)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(11,750)	(8,514)	(929)	(11,537)	(3,172)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,008,153	431,044	318,272	1,243,529	43,906
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,895)	(290)	(171)	(1,598)	—
Net transfers between other subaccounts
or fixed rate option	1,312	8,506	(42,728)	1,365	(918)
Other charges	(998)	(408)	(111)	(1,917)	(9)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,006,572	438,852	275,262	1,241,379	42,979

TOTAL INCREASE (DECREASE) IN NET ASSETS	994,822	430,338	274,333	1,229,842	39,807

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$994,822	$430,338	$274,333	$1,229,842	$39,807

Beginning units	—	—	—	—	—
Units issued	100,829	46,020	30,765	129,751	4,405
Units redeemed	(1,000)	(1,615)	(4,107)	(7,040)	(304)
Ending units	99,829	44,405	26,658	122,711	4,101

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A86

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio
	4/28/2014*	4/28/2014*	11/24/2014*
	to	to	to
	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(107)	$(140)	$(13)
Capital gains distributions received	—	—	—
Net realized gain (loss) on shares redeemed	(555)	(15)	—
Net change in unrealized gain (loss) on investments	(1,402)	(1,358)	(147)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,064)	(1,513)	(160)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	60,780	92,605	48,957
Annuity payments	—	—	—
Surrenders, withdrawals and death benefits	—	—	—
Net transfers between other subaccounts
or fixed rate option	9,378	(19)	—
Other charges	(52)	(55)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	70,106	92,531	48,957

TOTAL INCREASE (DECREASE) IN NET ASSETS	68,042	91,018	48,797

NET ASSETS
Beginning of period	—	—	—
End of period	$68,042	$91,018	$48,797

Beginning units	—	—	—
Units issued	7,478	9,614	4,907
Units redeemed	(941)	(259)	—
Ending units	6,537	9,355	4,907

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A87

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
December 31, 2015

Note 1:	General

Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of New Jersey on May 20, 1996 as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company), which in turn is wholly-owned by The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life of New Jersey. Proceeds from purchases of the variable annuity contracts listed below, are invested in the Account (individually, the “Contract” and collectively, the “Contracts”). The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.

Strategic Partners Variable Annuity One	Prudential Premier B, L, X Series
Strategic Partners Variable Annuity One 3	Prudential Premier Bb Series
Strategic Partners Select	Prudential Premier Retirement X, B, L, C Series
Strategic Partners Advisor	Prudential Premier Advisor
Strategic Partners Plus	Prudential Premier Retirement Variable Annuity
Strategic Partners FlexElite	Prudential Defined Income Annuity
Discovery Select and Discovery Choice Variable Annuity Contracts	Prudential Premier Investment Variable Annuity B, C Series

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

Prudential Money Market Portfolio	MFS Growth Series (Initial Class)	AST Goldman Sachs Large-Cap Value
Prudential Diversified Bond Portfolio	American Century VP Value Fund (Class I)	Portfolio
Prudential Equity Portfolio (Class I)	Franklin Small-Mid Cap Growth VIP	AST Schroders Multi-Asset World
Prudential Value Portfolio (Class I)	Fund (Class 2)	Strategies Portfolio**
Prudential High Yield Bond Portfolio	Prudential Jennison 20/20 Focus	AST Cohen & Steers Realty Portfolio
Prudential Stock Index Portfolio	Portfolio (Class I)	AST J.P. Morgan Strategic Opportunities
Prudential Global Portfolio	Davis Value Portfolio	Portfolio
Prudential Jennison Portfolio (Class I)	AB VPS Large Cap Growth Portfolio	AST Herndon Large-Cap Value Portfolio
Prudential Small Capitalization Stock	(Class B) (formerly AllianceBernstein	AST High Yield Portfolio
Portfolio	VPS Large Cap Growth Portfolio	AST Small-Cap Growth Opportunities
T. Rowe Price International Stock	(Class B))	Portfolio
Portfolio	Prudential SP Small Cap Value Portfolio (Class I)	AST Mid-Cap Value Portfolio
T. Rowe Price Equity Income Portfolio	Janus Aspen Janus Portfolio	AST Small-Cap Value Portfolio
(Investor Class)	(Service Shares)	AST Goldman Sachs Mid-Cap Growth
Invesco V.I. Core Equity Fund (Series I)	Prudential SP Prudential U.S. Emerging	Portfolio
Janus Aspen Janus Portfolio	Growth Portfolio (Class I)	AST Large-Cap Value Portfolio
(Institutional Shares)	Prudential SP International Growth	AST Lord Abbett Core Fixed Income
Janus Aspen Overseas Portfolio	Portfolio (Class I)	Portfolio
(Institutional Shares)	Prudential SP International Value	AST Loomis Sayles Large-Cap Growth
MFS Research Series (Initial Class)	Portfolio**	Portfolio

A88

Note 1:	General (Continued)

AST MFS Growth Portfolio	ProFund VP Consumer Services	AST BlackRock iShares ETF Portfolio
AST Neuberger Berman Mid-Cap	ProFund VP Consumer Goods Portfolio	AST Franklin Templeton Founding
Growth Portfolio**	ProFund VP Financials	Funds Plus Portfolio**
AST Neuberger Berman / LSV Mid-Cap	ProFund VP Health Care	AST Defensive Asset Allocation Portfolio
Value Portfolio	ProFund VP Industrials	AST AQR Large-Cap Portfolio
AST BlackRock Low Duration Bond	ProFund VP Mid-Cap Growth	AST QMA Large-Cap Portfolio
Portfolio (formerly AST PIMCO	ProFund VP Mid-Cap Value	AST Bond Portfolio 2025
Limited Bond Portfolio)	ProFund VP Real Estate	AST T. Rowe Price Growth
AST T. Rowe Price Equity Income	ProFund VP Small-Cap Growth	Opportunities Portfolio
Portfolio**	ProFund VP Small-Cap Value	AST Goldman Sachs Global Growth
AST QMA US Equity Alpha Portfolio	ProFund VP Telecommunications	Allocation Portfolio
AST T. Rowe Price Natural Resources	ProFund VP Utilities	AST T. Rowe Price Diversified Real
Portfolio	ProFund VP Large-Cap Growth	Growth Portfolio
AST T. Rowe Price Asset Allocation	ProFund VP Large-Cap Value	AST Prudential Flexible Multi-Strategy
Portfolio	AST Bond Portfolio 2020	Portfolio
AST MFS Global Equity Portfolio	AST Boston Partners Large-Cap Value	AST BlackRock Multi-Asset Income
AST J.P. Morgan International Equity	Portfolio	Portfolio
Portfolio	AST Jennison Large-Cap Growth	AST Franklin Templeton K2 Global
AST Templeton Global Bond Portfolio	Portfolio	Absolute Return Portfolio
AST Wellington Management Hedged	AST Bond Portfolio 2017	AST Managed Equity Portfolio
Equity Portfolio	AST Bond Portfolio 2021	AST Managed Fixed-Income Portfolio
AST Capital Growth Asset Allocation	Wells Fargo VT International Equity	AST FQ Absolute Return Currency
Portfolio	Portfolio (Class 1) (formerly Wells	Portfolio
AST Academic Strategies Asset	Fargo Advantage VT International	AST Jennison Global Infrastructure
Allocation Portfolio	Equity Fund (Class 1))	Portfolio
AST Balanced Asset Allocation Portfolio	Wells Fargo VT Omega Growth	AST Goldman Sachs Strategic Income
AST Preservation Asset Allocation	Portfolio (Class 1) (formerly Wells	Portfolio
Portfolio	Fargo Advantage VT Omega Growth	AST Legg Mason Diversified Growth
AST FI Pyramis Quantitative Portfolio	Fund (Class 1))	Portfolio
AST Prudential Growth Allocation	Wells Fargo VT Small Cap	AST Bond Portfolio 2026
Portfolio	Value Portfolio (Class 1) (formerly	AST AB Global Bond Portfolio
AST Advanced Strategies Portfolio	Wells Fargo Advantage VT Small Cap	AST Goldman Sachs Global Income
AST T. Rowe Price Large-Cap Growth	Value Fund (Class 1))	Portfolio
Portfolio	AST Bond Portfolio 2022	AST Morgan Stanley Multi-Asset
AST Money Market Portfolio	AST Quantitative Modeling Portfolio	Portfolio
AST Small-Cap Growth Portfolio	AST BlackRock Global Strategies	AST Wellington Management Global
AST BlackRock/Loomis Sayles Bond	Portfolio	Bond Portfolio
Portfolio (formerly AST PIMCO Total	Wells Fargo VT Opportunity Portfolio	AST Neuberger Berman Long/Short
Return Bond Portfolio)	(Class 1) (formerly Wells Fargo	Portfolio
AST International Value Portfolio	Advantage VT Opportunity Fund	AST Wellington Management Real Total
AST International Growth Portfolio	(Class 1))	Return Portfolio
NVIT Developing Markets Fund (Class II)	AST Prudential Core Bond Portfolio	AST QMA International Core Equity
AST Investment Grade Bond Portfolio	AST Neuberger Berman Core Bond	Portfolio
AST Western Asset Core Plus Bond	Portfolio**	AST Managed Alternatives Portfolio
Portfolio	AST Bond Portfolio 2023	AST Emerging Managers Diversified
AST Bond Portfolio 2018	AST Franklin Templeton Founding	Portfolio
AST Bond Portfolio 2019	Funds Allocation Portfolio**	AST Columbia Adaptive Risk Allocation
AST Global Real Estate Portfolio	AST New Discovery Asset Allocation	Portfolio
AST Parametric Emerging Markets	Portfolio	AST IVY Asset Strategy Portfolio
Equity Portfolio	AST Western Asset Emerging Markets	Blackrock Global Allocation V.I. Fund
AST Goldman Sachs Small-Cap Value	Debt Portfolio	(Class 3)
Portfolio	AST MFS Large-Cap Value Portfolio	JP Morgan Insurance Trust Income
AST Schroders Global Tactical Portfolio	AST Bond Portfolio 2024	Builder Portfolio (Class 2)
AST RCM World Trends Portfolio	AST AQR Emerging Markets Equity	AST Bond Portfolio 2016*
AST J.P. Morgan Global Thematic	Portfolio	Wells Fargo VT Small Cap Growth
Portfolio	AST ClearBridge Dividend Growth	Portfolio (Class 1) (formerly Wells
AST Goldman Sachs Multi-Asset	Portfolio	Fargo Advantage VT Small Cap
Portfolio	AST QMA Emerging Markets Equity	Fund (Class 1))*
AST FI Pyramis Asset Allocation	Portfolio
Portfolio**	AST Multi-Sector Fixed Income Portfolio
_________

*	Subaccount available for investment, but had no assets as of December 31, 2015, and had no activity during 2015.

A89

Note 1:	General (Continued)

**	Subaccount was no longer available for investment at December 31, 2015.

The following table sets forth the dates at which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statements of Changes in Net Assets for the period ended December 31, 2015 as net transfers between subaccounts. The transfers occurred as follows:

April 24, 2015	Removed Portfolio	Surviving Portfolio
	Prudential SP International Value Portfolio	AST International Value Portfolio

Shares	238,952	104,666
Net asset value per share	$8.27	$18.88
Net assets before merger	$1,976,089	$10,403,031
Net assets after merger	$—	$12,379,120

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Neuberger Berman Core Bond Portfolio	AST Lord Abbett Core Fixed Income Portfolio

Shares	481,432	436,482
Net asset value per share	$10.93	$12.06
Net assets before merger	$5,263,974	$41,271,911
Net assets after merger	$—	$46,535,885

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio

Shares	705,459	3,460,961
Net asset value per share	$36.30	$7.40
Net assets before merger	$25,611,110	$30,927,431
Net assets after merger	$—	$56,538,541

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST T. Rowe Price Equity Income Portfolio	AST Goldman Sachs Large-Cap Value Portfolio

Shares	2,199,526	1,062,418
Net asset value per share	$12.44	$25.75
Net assets before merger	$27,357,268	$25,162,850
Net assets after merger	$—	$52,520,118

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST FI Pyramis Asset Allocation Portfolio	AST T. Rowe Price Asset Allocation Portfolio

Shares	17,324,774	9,788,898
Net asset value per share	$13.45	$23.81
Net assets before merger	$233,073,651	$822,341,251
Net assets after merger	$—	$1,055,414,902

A90

Note 1:	General (Continued)

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Franklin Templeton Founding Funds Allocation Portfolio	AST Prudential Growth Allocation Portfolio

Shares	18,153,128	18,738,923
Net asset value per share	$13.55	$13.13
Net assets before merger	$246,042,056	$375,675,228
Net assets after merger	$—	$621,717,284

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Franklin Templeton Founding Funds Plus Portfolio	AST RCM World Trends Portfolio

Shares	5,029,225	4,484,482
Net asset value per share	$10.85	$12.17
Net assets before merger	$54,576,146	$337,657,537
Net assets after merger	$—	$392,233,683

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Schroders Multi-Asset World Strategies Portfolio	AST Schroders Global Tactical Portfolio

Shares	11,118,035	12,019,906
Net asset value per share	$16.05	$14.85
Net assets before merger	$178,495,597	$281,001,819
Net assets after merger	$—	$459,497,416

The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Investments—The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions—Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon an average cost of the investment sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are

A91

Note 2:	Significant Accounting Policies (Continued)

reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value

Fair Value Measurements—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that the Account can access.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment.

As of December 31, 2015, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2015, there were no transfers between fair value levels.

Note 4:	Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2015 were as shown below. For portfolios involved in mergers, purchases and sales amounts include net assets transferred in the merger.

	Purchases	Sales
Prudential Money Market Portfolio	$3,069,758	$5,320,290
Prudential Diversified Bond Portfolio	81,151	3,423,327
Prudential Equity Portfolio (Class I)	285,902	3,138,598
Prudential Value Portfolio (Class I)	381,535	4,010,682
Prudential High Yield Bond Portfolio	420,481	3,003,682
Prudential Stock Index Portfolio	1,341,309	5,139,434
Prudential Global Portfolio	125,716	672,879
Prudential Jennison Portfolio (Class I)	614,239	3,882,469

A92

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Prudential Small Capitalization Stock Portfolio	$14,845	$615,297
T. Rowe Price International Stock Portfolio	15,105	152,957
T. Rowe Price Equity Income Portfolio (Investor Class)	39,954	677,773
Invesco V.I. Core Equity Fund (Series I)	18,646	1,292,144
Janus Aspen Janus Portfolio (Institutional Shares)	141,144	902,917
Janus Aspen Overseas Portfolio (Institutional Shares)	137,519	879,561
MFS Research Series (Initial Class)	31,352	228,930
MFS Growth Series (Initial Class)	14,196	1,037,953
American Century VP Value Fund (Class I)	10,682	339,428
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	8,975	379,774
Prudential Jennison 20/20 Focus Portfolio (Class I)	24,930	564,900
Davis Value Portfolio	18,177	240,007
AB VPS Large Cap Growth Portfolio (Class B)	38,480	37,632
Prudential SP Small Cap Value Portfolio (Class I)	133,151	1,290,602
Janus Aspen Janus Portfolio (Service Shares)	59,576	83,443
Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	128,745	1,237,037
Prudential SP International Growth Portfolio (Class I)	110,269	372,898
Prudential SP International Value Portfolio	26,021	2,129,983
AST Goldman Sachs Large-Cap Value Portfolio	33,216,057	9,888,418
AST Schroders Multi-Asset World Strategies Portfolio	12,067,259	208,067,862
AST Cohen & Steers Realty Portfolio	9,900,860	10,717,573
AST J.P. Morgan Strategic Opportunities Portfolio	10,907,151	21,090,316
AST Herndon Large-Cap Value Portfolio	1,648,897	2,807,428
AST High Yield Portfolio	5,043,580	6,785,088
AST Small-Cap Growth Opportunities Portfolio	3,597,462	8,523,592
AST Mid-Cap Value Portfolio	3,056,273	5,625,114
AST Small-Cap Value Portfolio	4,822,175	5,222,394
AST Goldman Sachs Mid-Cap Growth Portfolio	34,191,729	10,101,993
AST Large-Cap Value Portfolio	4,337,671	8,295,576
AST Lord Abbett Core Fixed Income Portfolio	15,979,331	12,032,246
AST Loomis Sayles Large-Cap Growth Portfolio	4,575,524	16,439,779
AST MFS Growth Portfolio	2,652,246	6,210,855
AST Neuberger Berman Mid-Cap Growth Portfolio	6,302,084	31,619,776
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	5,586,062	8,005,927
AST BlackRock Low Duration Bond Portfolio	4,373,799	4,998,126
AST T. Rowe Price Equity Income Portfolio	4,656,496	32,199,812
AST QMA US Equity Alpha Portfolio	5,477,941	7,427,676
AST T. Rowe Price Natural Resources Portfolio	11,042,501	12,374,078
AST T. Rowe Price Asset Allocation Portfolio	288,600,779	72,688,583
AST MFS Global Equity Portfolio	9,426,339	6,201,629
AST J.P. Morgan International Equity Portfolio	5,579,688	7,300,277
AST Templeton Global Bond Portfolio	3,587,238	4,667,270
AST Wellington Management Hedged Equity Portfolio	18,587,901	17,790,046
AST Capital Growth Asset Allocation Portfolio	62,837,882	56,858,346
AST Academic Strategies Asset Allocation Portfolio	29,760,709	84,038,911

A93

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Balanced Asset Allocation Portfolio	$44,172,234	$65,094,687
AST Preservation Asset Allocation Portfolio	23,185,634	52,361,046
AST FI Pyramis Quantitative Portfolio	44,334,395	33,951,633
AST Prudential Growth Allocation Portfolio	302,592,722	58,356,110
AST Advanced Strategies Portfolio	38,729,569	54,537,890
AST T. Rowe Price Large-Cap Growth Portfolio	17,845,306	14,863,351
AST Money Market Portfolio	36,843,716	37,245,851
AST Small-Cap Growth Portfolio	7,301,311	5,546,792
AST BlackRock/Loomis Sayles Bond Portfolio	23,212,898	54,962,433
AST International Value Portfolio	5,768,642	3,945,487
AST International Growth Portfolio	5,691,509	6,838,781
NVIT Developing Markets Fund (Class II)	160,829	120,585
AST Investment Grade Bond Portfolio	379,099,853	216,332,037
AST Western Asset Core Plus Bond Portfolio	19,247,807	16,538,541
AST Bond Portfolio 2018	3,734,041	6,297,308
AST Bond Portfolio 2019	424,039	263,944
AST Global Real Estate Portfolio	2,234,951	2,922,521
AST Parametric Emerging Markets Equity Portfolio	8,719,266	10,729,862
AST Goldman Sachs Small-Cap Value Portfolio	8,178,253	10,302,313
AST Schroders Global Tactical Portfolio	212,276,212	40,225,804
AST RCM World Trends Portfolio	83,001,283	35,925,969
AST J.P. Morgan Global Thematic Portfolio	18,483,387	21,493,866
AST Goldman Sachs Multi-Asset Portfolio	15,953,381	29,217,337
AST FI Pyramis Asset Allocation Portfolio	30,252,344	258,096,023
ProFund VP Consumer Services	15,230	70,136
ProFund VP Consumer Goods Portfolio	922	26,987
ProFund VP Financials	136,731	126,536
ProFund VP Health Care	268,295	263,238
ProFund VP Industrials	10,171	52,069
ProFund VP Mid-Cap Growth	60,625	10,172
ProFund VP Mid-Cap Value	889	11,795
ProFund VP Real Estate	26,226	59,777
ProFund VP Small-Cap Growth	61,707	19,381
ProFund VP Small-Cap Value	69,969	10,689
ProFund VP Telecommunications	4,559	29,391
ProFund VP Utilities	100,385	128,215
ProFund VP Large-Cap Growth	232,364	70,836
ProFund VP Large-Cap Value	109,385	4,850
AST Bond Portfolio 2020	2,656,727	1,725,325
AST Boston Partners Large-Cap Value Portfolio	1,427,361	3,022,899
AST Jennison Large-Cap Growth Portfolio	7,313,404	5,854,829
AST Bond Portfolio 2017	4,703,193	2,986,176
AST Bond Portfolio 2021	8,709,720	7,733,872
Wells Fargo VT International Equity Portfolio (Class 1)	514	4,659
Wells Fargo VT Omega Growth Portfolio (Class 1)	324	6,140

A94

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Wells Fargo VT Small Cap Value Portfolio (Class 1)	$—	$5,960
AST Bond Portfolio 2022	7,862,533	6,865,019
AST Quantitative Modeling Portfolio	16,939,729	4,516,540
AST BlackRock Global Strategies Portfolio	18,414,073	13,769,347
Wells Fargo VT Opportunity Fund (Class 1)	988	12,705
AST Prudential Core Bond Portfolio	7,560,592	4,293,324
AST Neuberger Berman Core Bond Portfolio	1,768,434	6,921,491
AST Bond Portfolio 2023	87,384	14,247,054
AST Franklin Templeton Founding Funds Allocation Portfolio	13,354,155	281,365,567
AST New Discovery Asset Allocation Portfolio	11,311,270	7,894,040
AST Western Asset Emerging Markets Debt Portfolio	276,326	174,226
AST MFS Large-Cap Value Portfolio	7,291,876	990,977
AST Bond Portfolio 2024	612,504	9,504,606
AST AQR Emerging Markets Equity Portfolio	289,840	150,362
AST ClearBridge Dividend Growth Portfolio	2,422,271	2,158,031
AST QMA Emerging Markets Equity Portfolio	693,657	402,247
AST Multi-Sector Fixed Income Portfolio	263,665,705	4,718,287
AST BlackRock iShares ETF Portfolio	8,178,918	2,746,695
AST Franklin Templeton Founding Funds Plus Portfolio	17,951,607	68,761,710
AST Defensive Asset Allocation Portfolio	13,843,913	9,701,316
AST AQR Large-Cap Portfolio	942,923	1,087,543
AST QMA Large-Cap Portfolio	241,016	103,941
AST Bond Portfolio 2025	46,267,269	18,772,192
AST T. Rowe Price Growth Opportunities Portfolio	21,978,714	1,314,606
AST Goldman Sachs Global Growth Allocation Portfolio	4,185,608	2,145,061
AST T. Rowe Price Diversified Real Growth Portfolio	4,159,535	1,360,482
AST Prudential Flexible Multi-Strategy Portfolio	6,726,187	2,091,805
AST BlackRock Multi-Asset Income Portfolio	6,137,525	2,222,235
AST Franklin Templeton K2 Global Absolute Return Portfolio	2,114,013	772,346
AST Managed Equity Portfolio	1,857,837	706,441
AST Managed Fixed Income Portfolio	3,527,645	2,116,686
AST FQ Absolute Return Currency Portfolio	178,158	60,600
AST Jennison Global Infrastructure Portfolio	842,428	327,947
AST Goldman Sachs Strategic Income Portfolio	168,444	71,491
AST Legg Mason Diversified Growth Portfolio	7,960,491	161,171
AST Bond Portfolio 2026	5,886,867	2,202,293
AST AB Global Bond Portfolio	300,134	1,497
AST Goldman Sachs Global Income Portfolio	40,726	981
AST Morgan Stanley Multi-Asset Portfolio	25,823	11
AST Wellington Management Global Bond Portfolio	215,582	21,025
AST Neuberger Berman Long/Short Portfolio	168,677	9,858
AST Wellington Management Real Total Return Portfolio	70,590	3,603
AST QMA International Core Equity Portfolio	118,258	62,938
AST Managed Alternatives Portfolio	559,043	760
AST Emerging Managers Diversified Portfolio	120,082	3,767
AST Columbia Adaptive Risk Allocation Portfolio	390,001	1,125
AST IVY Asset Strategy Portfolio	457,882	985

A95

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Blackrock Global Allocation V.I. Fund (Class 3)	$1,434,187	$1,759
JP Morgan Insurance Trust Income Builder Portfolio (Class 2)	538,796	1,659

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”), and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc. both indirect, wholly-owned subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervises the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc. (renamed PGIM, Inc. beginning January 4, 2016), Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/ reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:	Financial Highlights

Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life of New Jersey

A96

Note 7:	Financial Highlights (Continued)

and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable Contract options.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2015	7,672	$0.93884	to	$9.82644	$9,166	0.00%	(2)	1.00%	to	1.80%	-1.85%	to	-0.99%
December 31, 2014	9,430	$0.95653	to	$9.92485	$11,417	0.00%	(2)	1.00%	to	1.80%	-1.82%	to	-0.99%
December 31, 2013	11,767	$0.97424	to	$10.02367	$14,204	0.00%	(2)	1.00%	to	1.80%	-1.79%	to	-0.99%
December 31, 2012	12,369	$0.99202	to	$10.12341	$15,400	0.01%		1.00%	to	1.80%	-1.80%	to	-0.98%
December 31, 2011	15,082	$1.01024	to	$10.22387	$18,883	0.02%		1.00%	to	1.80%	-1.77%	to	-0.96%

	Prudential Diversified Bond Portfolio
December 31, 2015	7,285	$2.04513	to	$2.49504	$18,162	0.00%		1.35%	to	1.65%	-1.88%	to	-1.59%
December 31, 2014	8,491	$2.08421	to	$2.53667	$21,522	1.12%		1.35%	to	1.65%	5.36%	to	5.67%
December 31, 2013	9,448	$1.97826	to	$2.40199	$22,653	3.94%		1.35%	to	1.65%	-2.33%	to	-2.05%
December 31, 2012	10,433	$2.02539	to	$2.45301	$25,550	4.37%		1.35%	to	1.65%	8.88%	to	9.20%
December 31, 2011	11,805	$1.86014	to	$2.24741	$26,479	4.28%		1.35%	to	1.65%	5.78%	to	6.08%

	Prudential Equity Portfolio (Class I)
December 31, 2015	6,571	$1.80347	to	$3.10651	$19,282	0.00%		1.35%	to	1.80%	0.55%	to	0.99%
December 31, 2014	7,414	$1.79101	to	$3.07736	$21,608	0.00%		1.35%	to	1.80%	5.81%	to	6.27%
December 31, 2013	8,359	$1.69020	to	$2.89713	$22,929	0.00%		1.35%	to	1.80%	31.17%	to	31.75%
December 31, 2012	9,808	$1.28661	to	$2.19998	$20,375	0.59%		1.35%	to	1.80%	11.67%	to	12.17%
December 31, 2011	11,025	$1.15047	to	$1.96226	$20,353	0.68%		1.35%	to	1.80%	-5.17%	to	-4.75%

	Prudential Value Portfolio (Class I)
December 31, 2015	8,663	$1.84190	to	$3.66437	$24,661	0.00%		1.35%	to	1.80%	-9.82%	to	-9.42%
December 31, 2014	9,643	$2.04256	to	$4.04747	$30,547	0.00%		1.35%	to	1.80%	8.16%	to	8.63%
December 31, 2013	10,703	$1.88848	to	$3.72763	$31,308	0.00%		1.35%	to	1.80%	30.74%	to	31.32%
December 31, 2012	12,843	$1.44440	to	$2.83999	$28,402	0.98%		1.35%	to	1.80%	12.59%	to	13.09%
December 31, 2011	14,821	$1.28292	to	$2.51241	$28,787	1.02%		1.35%	to	1.80%	-7.24%	to	-6.83%

	Prudential High Yield Bond Portfolio
December 31, 2015	3,995	$2.00427	to	$14.05181	$15,391	6.19%		1.35%	to	1.80%	-4.17%	to	-3.74%
December 31, 2014	4,585	$2.08850	to	$14.60641	$18,321	6.01%		1.35%	to	1.80%	0.90%	to	1.35%
December 31, 2013	5,209	$2.06706	to	$14.41969	$20,421	6.34%		1.35%	to	1.80%	5.36%	to	5.81%
December 31, 2012	5,737	$1.95903	to	$13.63244	$21,224	6.93%		1.35%	to	1.80%	12.40%	to	12.90%
December 31, 2011	6,482	$1.74036	to	$12.08103	$21,605	7.44%		1.35%	to	2.10%	2.94%	to	3.69%

	Prudential Stock Index Portfolio
December 31, 2015	7,938	$1.43413	to	$3.26182	$22,239	1.49%		1.35%	to	1.75%	-0.56%	to	-0.16%
December 31, 2014	9,094	$1.44010	to	$3.26890	$25,723	3.04%		1.35%	to	1.75%	11.36%	to	11.80%
December 31, 2013	10,276	$1.29125	to	$2.92538	$26,062	0.00%		1.35%	to	1.75%	29.62%	to	30.14%
December 31, 2012	12,164	$0.99473	to	$2.24908	$23,537	1.70%		1.35%	to	1.75%	13.69%	to	14.14%
December 31, 2011	14,344	$0.87367	to	$1.97156	$24,118	1.61%		1.35%	to	1.75%	0.20%	to	0.60%

	Prudential Global Portfolio
December 31, 2015	2,247	$1.19377	to	$2.59035	$5,125	0.00%		1.35%	to	1.80%	0.56%	to	1.01%
December 31, 2014	2,451	$1.18476	to	$2.56578	$5,532	0.00%		1.35%	to	1.80%	1.42%	to	1.88%
December 31, 2013	2,834	$1.16583	to	$2.51978	$6,316	0.00%		1.35%	to	1.80%	25.04%	to	25.59%
December 31, 2012	3,127	$0.93051	to	$2.00744	$5,575	1.61%		1.35%	to	1.80%	15.44%	to	15.95%
December 31, 2011	3,495	$0.80450	to	$1.73216	$5,368	1.57%		1.35%	to	1.80%	-8.62%	to	-8.21%

	Prudential Jennison Portfolio (Class I)
December 31, 2015	8,014	$1.33623	to	$3.87018	$26,666	0.00%		1.35%	to	1.80%	9.51%	to	10.00%
December 31, 2014	8,902	$1.21774	to	$3.52028	$26,987	0.00%		1.35%	to	1.80%	8.05%	to	8.53%
December 31, 2013	10,176	$1.12499	to	$3.24547	$28,558	0.00%		1.35%	to	1.80%	35.22%	to	35.83%
December 31, 2012	11,491	$0.83026	to	$2.39067	$23,688	0.16%		1.35%	to	1.80%	14.12%	to	14.63%
December 31, 2011	13,279	$0.72609	to	$2.08665	$23,576	0.30%		1.35%	to	1.80%	-1.46%	to	-1.03%

A97

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Small Capitalization Stock Portfolio
December 31, 2015	947	$3.48609	to	$4.29366	$4,041	0.00%	1.35%	to	1.40%	-3.64%	to	-3.58%
December 31, 2014	1,069	$3.61570	to	$4.45564	$4,732	0.00%	1.35%	to	1.65%	3.68%	to	3.98%
December 31, 2013	1,263	$3.33520	to	$4.28706	$5,374	0.00%	1.35%	to	1.65%	38.67%	to	39.08%
December 31, 2012	1,448	$2.40521	to	$3.08419	$4,435	0.61%	1.35%	to	1.65%	14.14%	to	14.48%
December 31, 2011	1,672	$2.10724	to	$2.69556	$4,476	0.81%	1.35%	to	1.65%	-1.07%	to	-0.78%

	T. Rowe Price International Stock Portfolio
December 31, 2015	1,075	$1.20718	to	$1.58722	$1,706	0.92%	1.35%	to	1.40%	-2.28%	to	-2.23%
December 31, 2014	1,140	$1.23469	to	$1.62418	$1,852	1.02%	1.35%	to	1.40%	-2.60%	to	-2.56%
December 31, 2013	1,222	$1.26707	to	$1.66761	$2,039	0.86%	1.35%	to	1.40%	12.48%	to	12.54%
December 31, 2012	1,240	$1.08327	to	$1.48263	$1,838	1.28%	1.35%	to	1.65%	16.51%	to	16.86%
December 31, 2011	1,305	$0.92976	to	$1.26936	$1,655	1.44%	1.35%	to	1.65%	-14.25%	to	-14.00%

	T. Rowe Price Equity Income Portfolio (Investor Class)
December 31, 2015	2,066	$2.00922	to	$2.99816	$6,158	1.80%	1.35%	to	1.40%	-8.14%	to	-8.10%
December 31, 2014	2,240	$2.18622	to	$3.26392	$7,266	1.74%	1.35%	to	1.65%	5.64%	to	5.94%
December 31, 2013	2,490	$1.97830	to	$3.08233	$7,606	1.54%	1.35%	to	1.65%	27.62%	to	27.99%
December 31, 2012	2,698	$1.55020	to	$2.40943	$6,445	2.14%	1.35%	to	1.65%	15.24%	to	15.58%
December 31, 2011	3,092	$1.34518	to	$2.08566	$6,387	1.73%	1.35%	to	1.65%	-2.32%	to	-2.03%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2015	3,193	$1.31740	to	$2.53351	$8,076	1.12%	1.40%	to	1.65%	-7.29%	to	-7.07%
December 31, 2014	3,623	$1.42106	to	$2.72627	$9,860	0.84%	1.40%	to	1.65%	6.39%	to	6.65%
December 31, 2013	4,046	$1.33567	to	$2.55624	$10,328	1.39%	1.40%	to	1.65%	27.15%	to	27.46%
December 31, 2012	4,531	$1.05048	to	$2.00552	$9,075	0.96%	1.35%	to	1.65%	12.02%	to	12.36%
December 31, 2011	5,089	$0.93773	to	$1.78573	$9,075	0.95%	1.35%	to	1.65%	-1.68%	to	-1.40%

	Janus Aspen Janus Portfolio (Institutional Shares)
December 31, 2015	1,976	$1.25910	to	$2.64571	$5,209	0.62%	1.35%	to	1.65%	3.63%	to	3.94%
December 31, 2014	2,230	$1.21494	to	$2.54666	$5,660	0.36%	1.35%	to	1.65%	11.16%	to	11.49%
December 31, 2013	2,492	$1.09299	to	$2.28537	$5,677	0.77%	1.35%	to	1.65%	28.22%	to	28.60%
December 31, 2012	2,873	$0.85244	to	$1.77801	$5,085	0.55%	1.35%	to	1.65%	16.66%	to	17.01%
December 31, 2011	3,289	$0.73068	to	$1.52032	$4,977	0.58%	1.35%	to	1.65%	-6.83%	to	-6.57%

	Janus Aspen Overseas Portfolio (Institutional Shares)
December 31, 2015	1,734	$1.65372	to	$3.01418	$5,143	0.59%	1.35%	to	1.65%	-10.07%	to	-9.81%
December 31, 2014	1,931	$1.83897	to	$3.34371	$6,371	5.83%	1.35%	to	1.65%	-13.30%	to	-13.05%
December 31, 2013	2,206	$2.12113	to	$3.84746	$8,387	3.15%	1.35%	to	1.65%	12.70%	to	13.04%
December 31, 2012	2,538	$1.88205	to	$3.40535	$8,556	0.69%	1.35%	to	1.65%	11.62%	to	11.96%
December 31, 2011	2,904	$1.68615	to	$3.04341	$8,735	0.46%	1.35%	to	1.65%	-33.27%	to	-33.07%

	MFS Research Series (Initial Class)
December 31, 2015	555	$2.64905	to	$2.64905	$1,470	0.72%	1.40%	to	1.40%	-0.59%	to	-0.59%
December 31, 2014	621	$2.66475	to	$2.66475	$1,654	0.81%	1.40%	to	1.40%	8.68%	to	8.68%
December 31, 2013	744	$2.45201	to	$2.45201	$1,824	0.32%	1.40%	to	1.40%	30.46%	to	30.46%
December 31, 2012	852	$1.87950	to	$1.87950	$1,601	0.79%	1.40%	to	1.40%	15.65%	to	15.65%
December 31, 2011	990	$1.62522	to	$1.62522	$1,609	0.86%	1.40%	to	1.40%	-1.82%	to	-1.82%

	MFS Growth Series (Initial Class)
December 31, 2015	2,093	$1.56429	to	$2.94835	$6,166	0.15%	1.35%	to	1.65%	5.81%	to	6.12%
December 31, 2014	2,421	$1.47837	to	$2.77955	$6,719	0.10%	1.35%	to	1.65%	7.18%	to	7.49%
December 31, 2013	2,769	$1.37938	to	$2.58719	$7,154	0.23%	1.35%	to	1.65%	34.63%	to	35.03%
December 31, 2012	3,081	$1.02455	to	$1.91698	$5,898	0.00%	1.35%	to	1.65%	15.47%	to	15.81%
December 31, 2011	3,507	$0.88728	to	$1.65595	$5,790	0.19%	1.35%	to	1.65%	-1.95%	to	-1.65%

	American Century VP Value Fund (Class I)
December 31, 2015	702	$2.51211	to	$3.07494	$2,144	2.11%	1.35%	to	1.65%	-5.45%	to	-5.16%
December 31, 2014	795	$2.65685	to	$3.24394	$2,563	1.54%	1.35%	to	1.65%	11.24%	to	11.57%
December 31, 2013	904	$2.38831	to	$2.90895	$2,611	1.63%	1.35%	to	1.65%	29.59%	to	29.97%
December 31, 2012	1,041	$1.84301	to	$2.23925	$2,318	1.91%	1.35%	to	1.65%	12.71%	to	13.05%
December 31, 2011	1,221	$1.63512	to	$1.98177	$2,408	2.02%	1.35%	to	1.65%	-0.62%	to	-0.33%

A98

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2015	1,038	$1.53866	to	$2.69077	$2,775	0.00%	1.35%	to	1.65%	-4.24%	to	-3.95%
December 31, 2014	1,153	$1.60675	to	$2.80296	$3,208	0.00%	1.35%	to	1.65%	5.73%	to	6.04%
December 31, 2013	1,311	$1.51967	to	$2.64465	$3,445	0.00%	1.35%	to	1.65%	35.92%	to	36.31%
December 31, 2012	1,402	$1.11808	to	$1.94109	$2,703	0.00%	1.35%	to	1.65%	9.04%	to	9.37%
December 31, 2011	1,511	$1.02535	to	$1.77574	$2,657	0.00%	1.35%	to	1.65%	-6.37%	to	-6.09%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2015	1,431	$2.40178	to	$2.57551	$3,678	0.00%	1.35%	to	1.65%	4.54%	to	4.86%
December 31, 2014	1,622	$2.29737	to	$2.45756	$3,979	0.00%	1.35%	to	1.65%	5.41%	to	5.72%
December 31, 2013	1,917	$2.17940	to	$2.32560	$4,450	0.00%	1.35%	to	1.65%	27.77%	to	28.15%
December 31, 2012	2,215	$1.70567	to	$1.81563	$4,016	0.00%	1.35%	to	1.65%	9.23%	to	9.55%
December 31, 2011	2,433	$1.56151	to	$1.65810	$4,027	0.08%	1.35%	to	1.65%	-5.72%	to	-5.44%

	Davis Value Portfolio
December 31, 2015	1,240	$1.59450	to	$1.60704	$1,977	0.77%	1.35%	to	1.40%	0.19%	to	0.24%
December 31, 2014	1,358	$1.59142	to	$1.60314	$2,161	0.91%	1.35%	to	1.40%	4.59%	to	4.64%
December 31, 2013	1,528	$1.52155	to	$1.53200	$2,326	0.81%	1.35%	to	1.40%	31.59%	to	31.65%
December 31, 2012	1,843	$1.12101	to	$1.16370	$2,131	1.62%	1.35%	to	1.65%	11.23%	to	11.57%
December 31, 2011	2,104	$1.00779	to	$1.04304	$2,181	0.81%	1.35%	to	1.65%	-5.73%	to	-5.45%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2015	692	$1.12940	to	$1.12940	$782	0.00%	1.40%	to	1.40%	9.32%	to	9.32%
December 31, 2014	681	$1.03310	to	$1.03310	$704	0.00%	1.40%	to	1.40%	12.27%	to	12.27%
December 31, 2013	731	$0.92016	to	$0.92016	$672	0.00%	1.40%	to	1.40%	35.09%	to	35.09%
December 31, 2012	671	$0.66012	to	$0.68115	$457	0.03%	1.40%	to	1.65%	14.23%	to	14.52%
December 31, 2011	785	$0.57787	to	$0.59481	$467	0.09%	1.40%	to	1.65%	-4.83%	to	-4.61%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2015	3,128	$2.02511	to	$2.69201	$7,996	0.00%	1.35%	to	1.80%	-7.04%	to	-6.62%
December 31, 2014	3,508	$2.17843	to	$2.88444	$9,607	0.00%	1.35%	to	1.80%	3.09%	to	3.54%
December 31, 2013	3,977	$2.11323	to	$2.78722	$10,545	0.00%	1.35%	to	1.80%	35.02%	to	35.61%
December 31, 2012	4,682	$1.56511	to	$12.71248	$9,189	0.46%	1.35%	to	2.35%	13.39%	to	14.51%
December 31, 2011	5,636	$1.37284	to	$1.79660	$9,694	0.66%	1.35%	to	1.80%	-4.49%	to	-4.06%

	Janus Aspen Janus Portfolio (Service Shares)
December 31, 2015	283	$1.05203	to	$2.34486	$468	0.47%	1.40%	to	1.75%	3.27%	to	3.63%
December 31, 2014	288	$1.01723	to	$2.26282	$468	0.22%	1.40%	to	1.75%	10.79%	to	11.18%
December 31, 2013	308	$0.91682	to	$2.03533	$451	0.65%	1.40%	to	1.75%	27.76%	to	28.20%
December 31, 2012	354	$0.71657	to	$1.58757	$389	0.42%	1.40%	to	1.75%	16.24%	to	16.65%
December 31, 2011	428	$0.61555	to	$1.36100	$423	0.40%	1.40%	to	1.75%	-7.16%	to	-6.84%

	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2015	2,621	$1.70944	to	$3.78454	$7,527	0.00%	1.35%	to	1.80%	-4.09%	to	-3.66%
December 31, 2014	2,920	$1.77880	to	$3.93032	$8,786	0.00%	1.35%	to	1.80%	7.58%	to	8.05%
December 31, 2013	3,313	$1.65032	to	$3.63925	$9,283	0.00%	1.35%	to	1.80%	26.20%	to	26.76%
December 31, 2012	3,842	$1.30516	to	$2.87251	$8,479	0.41%	1.35%	to	1.80%	14.81%	to	15.32%
December 31, 2011	4,764	$1.13467	to	$2.49218	$9,168	0.59%	1.35%	to	1.80%	0.42%	to	0.86%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2015	1,379	$0.85393	to	$2.10438	$2,065	0.00%	1.35%	to	1.80%	1.54%	to	1.98%
December 31, 2014	1,479	$0.83939	to	$2.06435	$2,240	0.00%	1.35%	to	1.80%	-7.38%	to	-6.97%
December 31, 2013	1,570	$0.90445	to	$2.22017	$2,576	0.00%	1.35%	to	1.80%	16.78%	to	17.29%
December 31, 2012	1,851	$0.77310	to	$1.89389	$2,642	0.65%	1.35%	to	1.80%	20.23%	to	20.77%
December 31, 2011	2,217	$0.64172	to	$1.56912	$2,650	1.29%	1.35%	to	1.80%	-16.42%	to	-16.04%

	Prudential SP International Value Portfolio (expired April 24, 2015)
December 31, 2015	—	$1.29307	to	$2.20497	$—	0.00%	1.40%	to	1.75%	10.11%	to	10.23%
December 31, 2014	1,133	$1.17382	to	$2.00041	$1,905	0.00%	1.40%	to	1.75%	-7.65%	to	-7.33%
December 31, 2013	1,220	$1.26933	to	$2.15874	$2,222	0.00%	1.40%	to	1.75%	18.03%	to	18.43%
December 31, 2012	1,533	$1.07395	to	$1.82277	$2,374	2.70%	1.40%	to	1.75%	14.91%	to	15.31%
December 31, 2011	1,944	$0.93318	to	$1.58079	$2,638	2.42%	1.40%	to	1.75%	-14.59%	to	-14.29%

A99

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Large-Cap Value Portfolio
December 31, 2015	3,144	$10.18207	to	$20.01155	$48,225	0.00%	0.55%	to	2.85%	-7.34%	to	6.09%
December 31, 2014	1,607	$10.96235	to	$21.39027	$26,453	0.00%	0.55%	to	2.45%	9.77%	to	12.51%
December 31, 2013	1,474	$12.05440	to	$19.27594	$21,850	0.00%	0.85%	to	2.45%	25.90%	to	32.41%
December 31, 2012	1,313	$9.11684	to	$14.71569	$14,804	1.02%	0.85%	to	2.45%	16.73%	to	18.65%
December 31, 2011	907	$7.84754	to	$12.53734	$8,531	1.07%	0.85%	to	2.45%	-15.50%	to	-6.59%

	AST Schroders Multi-Asset World Strategies Portfolio (expired October 16, 2015)
December 31, 2015	—	$10.93123	to	$15.46319	$—	0.00%	0.55%	to	2.85%	-3.68%	to	-1.87%
December 31, 2014	15,619	$11.22055	to	$15.93171	$198,922	0.00%	0.55%	to	2.85%	0.10%	to	2.47%
December 31, 2013	15,988	$11.05013	to	$15.76382	$201,708	0.00%	0.55%	to	2.85%	11.14%	to	13.77%
December 31, 2012	14,549	$10.68267	to	$14.04822	$163,822	1.95%	0.55%	to	2.85%	7.97%	to	10.53%
December 31, 2011	10,204	$9.73713	to	$12.88722	$105,294	1.58%	0.55%	to	2.85%	-6.13%	to	-3.91%

	AST Cohen & Steers Realty Portfolio
December 31, 2015	1,351	$10.50966	to	$28.97784	$25,076	0.00%	0.55%	to	2.85%	1.86%	to	10.36%
December 31, 2014	1,374	$11.64573	to	$28.17786	$24,915	0.00%	0.55%	to	2.85%	15.51%	to	30.19%
December 31, 2013	1,427	$9.68396	to	$21.94358	$20,164	0.00%	0.55%	to	2.85%	-1.36%	to	2.57%
December 31, 2012	1,351	$10.07765	to	$21.69183	$18,830	1.30%	0.55%	to	2.85%	12.06%	to	14.71%
December 31, 2011	780	$9.38275	to	$19.17281	$9,555	0.73%	0.85%	to	2.85%	-6.17%	to	5.38%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2015	13,597	$11.00591	to	$14.68376	$170,786	0.00%	0.55%	to	2.85%	-3.03%	to	-0.73%
December 31, 2014	14,108	$11.18827	to	$14.91662	$181,266	0.00%	0.55%	to	2.85%	2.44%	to	4.87%
December 31, 2013	13,920	$10.76626	to	$14.34386	$173,481	0.00%	0.55%	to	2.85%	7.87%	to	10.42%
December 31, 2012	12,551	$11.00927	to	$13.12718	$144,462	1.46%	0.55%	to	2.85%	7.56%	to	10.11%
December 31, 2011	8,024	$10.15261	to	$12.08786	$85,179	0.89%	0.55%	to	2.85%	-2.62%	to	-0.32%

	AST Herndon Large-Cap Value Portfolio
December 31, 2015	871	$9.27899	to	$18.53439	$12,193	0.00%	0.55%	to	2.70%	-8.60%	to	-6.58%
December 31, 2014	934	$12.23327	to	$20.11564	$14,182	0.00%	0.55%	to	2.70%	-1.18%	to	1.00%
December 31, 2013	1,021	$12.16608	to	$20.19327	$15,533	0.00%	0.55%	to	2.85%	25.84%	to	33.89%
December 31, 2012	1,194	$9.12709	to	$15.29152	$13,690	1.06%	0.55%	to	2.85%	10.16%	to	12.78%
December 31, 2011	596	$8.45207	to	$13.74775	$6,050	0.76%	0.55%	to	2.85%	-10.70%	to	-1.04%

	AST High Yield Portfolio
December 31, 2015	1,944	$9.47712	to	$15.77372	$24,161	0.00%	0.55%	to	2.85%	-6.31%	to	-3.24%
December 31, 2014	2,029	$9.89459	to	$16.67561	$26,781	0.00%	0.55%	to	2.85%	-1.05%	to	1.99%
December 31, 2013	1,971	$10.42183	to	$16.57675	$25,820	0.00%	0.55%	to	2.85%	4.10%	to	6.59%
December 31, 2012	1,737	$11.01858	to	$15.76773	$21,591	5.83%	0.85%	to	2.85%	10.62%	to	12.91%
December 31, 2011	1,020	$10.70991	to	$14.11698	$11,410	6.50%	1.15%	to	2.85%	0.24%	to	2.00%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2015	957	$9.66710	to	$23.96900	$16,131	0.00%	0.55%	to	2.85%	-1.55%	to	1.00%
December 31, 2014	1,214	$13.35563	to	$24.11445	$20,646	0.00%	0.55%	to	2.85%	1.95%	to	4.36%
December 31, 2013	1,194	$12.91409	to	$23.42720	$19,715	0.00%	0.55%	to	2.85%	33.40%	to	40.04%
December 31, 2012	1,223	$9.51449	to	$16.96161	$14,554	0.00%	0.55%	to	2.85%	16.65%	to	19.41%
December 31, 2011	859	$8.63723	to	$14.40189	$8,662	0.47%	1.00%	to	2.85%	-15.59%	to	-13.97%

	AST Mid-Cap Value Portfolio
December 31, 2015	588	$9.63033	to	$23.70041	$9,799	0.00%	0.55%	to	2.85%	-9.27%	to	0.53%
December 31, 2014	709	$11.23471	to	$25.87248	$13,182	0.00%	0.55%	to	2.85%	11.69%	to	14.34%
December 31, 2013	796	$12.06993	to	$22.94256	$12,997	0.00%	0.55%	to	2.85%	23.34%	to	31.69%
December 31, 2012	778	$11.65476	to	$17.66406	$9,840	0.44%	0.55%	to	2.85%	15.03%	to	17.76%
December 31, 2011	550	$10.02005	to	$15.20886	$5,953	0.69%	1.15%	to	2.85%	-6.20%	to	-4.55%

	AST Small-Cap Value Portfolio
December 31, 2015	731	$9.99297	to	$22.35385	$11,604	0.00%	0.55%	to	2.85%	-7.04%	to	4.08%
December 31, 2014	738	$10.54465	to	$23.81628	$12,515	0.00%	0.55%	to	2.85%	2.27%	to	5.87%
December 31, 2013	738	$12.47438	to	$23.06551	$12,107	0.00%	0.55%	to	2.85%	27.51%	to	36.64%
December 31, 2012	727	$10.03524	to	$17.11423	$8,844	0.41%	0.55%	to	2.85%	14.79%	to	17.51%
December 31, 2011	522	$9.54341	to	$14.76666	$5,461	0.63%	0.55%	to	2.85%	-8.65%	to	-6.49%

A100

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2015	3,314	$9.83409	to	$23.24614	$56,160	0.00%	0.55%	to	2.85%	-8.37%	to	2.12%
December 31, 2014	1,852	$11.31270	to	$25.12814	$34,356	0.00%	0.55%	to	2.85%	8.35%	to	13.47%
December 31, 2013	1,871	$12.28300	to	$22.97023	$31,747	0.00%	0.55%	to	2.85%	25.09%	to	31.46%
December 31, 2012	1,659	$10.46013	to	$17.71525	$21,761	0.00%	0.55%	to	2.50%	16.68%	to	18.96%
December 31, 2011	1,008	$10.76129	to	$15.09953	$11,359	0.00%	0.55%	to	2.50%	-5.35%	to	-3.51%

	AST Large-Cap Value Portfolio
December 31, 2015	1,715	$9.70319	to	$21.09411	$25,607	0.00%	0.55%	to	2.85%	-10.46%	to	1.55%
December 31, 2014	1,928	$10.81514	to	$23.33405	$31,869	0.00%	0.55%	to	2.85%	7.95%	to	13.12%
December 31, 2013	1,823	$11.48738	to	$20.91410	$26,788	0.00%	0.85%	to	2.85%	31.12%	to	38.67%
December 31, 2012	1,417	$8.29561	to	$15.24503	$14,775	3.11%	0.85%	to	2.45%	14.02%	to	15.89%
December 31, 2011	841	$7.39857	to	$13.29726	$7,377	1.30%	0.85%	to	2.45%	-10.31%	to	-5.27%

	AST Lord Abbett Core Fixed Income Portfolio
December 31, 2015	3,763	$9.86125	to	$14.78095	$45,418	0.00%	0.55%	to	2.85%	-3.42%	to	-1.13%
December 31, 2014	3,390	$10.18285	to	$15.15769	$41,786	0.00%	0.55%	to	2.85%	2.98%	to	5.80%
December 31, 2013	3,207	$9.71214	to	$14.52525	$37,729	0.00%	0.55%	to	2.85%	-4.79%	to	-2.54%
December 31, 2012	3,353	$10.94845	to	$15.11073	$41,194	1.11%	0.55%	to	2.85%	2.91%	to	5.35%
December 31, 2011	1,576	$10.42419	to	$14.54337	$18,985	1.50%	0.85%	to	2.85%	4.25%	to	8.92%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2015	2,625	$10.74493	to	$25.11237	$48,900	0.00%	0.55%	to	2.85%	6.94%	to	11.97%
December 31, 2014	3,234	$11.25817	to	$23.25943	$55,756	0.00%	0.55%	to	2.85%	7.44%	to	12.47%
December 31, 2013	2,199	$12.76835	to	$21.44225	$34,850	0.00%	0.85%	to	2.85%	30.12%	to	35.45%
December 31, 2012	2,543	$10.10909	to	$16.00178	$30,012	0.37%	0.85%	to	2.85%	9.06%	to	11.31%
December 31, 2011	1,718	$9.08180	to	$14.53184	$18,293	0.32%	0.85%	to	2.85%	-8.96%	to	-1.89%

	AST MFS Growth Portfolio
December 31, 2015	737	$10.52964	to	$22.66308	$13,390	0.00%	0.55%	to	2.85%	4.17%	to	9.59%
December 31, 2014	918	$11.13384	to	$21.54740	$15,865	0.00%	0.55%	to	2.85%	5.61%	to	11.72%
December 31, 2013	920	$12.75859	to	$20.20752	$14,885	0.00%	0.55%	to	2.85%	29.91%	to	35.95%
December 31, 2012	894	$10.71705	to	$15.06982	$10,768	0.00%	0.55%	to	2.85%	13.74%	to	16.44%
December 31, 2011	456	$9.23171	to	$13.12223	$4,780	0.38%	0.55%	to	2.45%	-7.50%	to	-1.14%

	AST Neuberger Berman Mid-Cap Growth Portfolio (expired October 16, 2015)
December 31, 2015	—	$11.60500	to	$24.20405	$—	0.00%	0.55%	to	2.85%	1.55%	to	3.45%
December 31, 2014	1,373	$11.22938	to	$23.65350	$24,466	0.00%	0.55%	to	2.70%	5.02%	to	12.92%
December 31, 2013	1,420	$12.35736	to	$22.34107	$23,893	0.00%	0.55%	to	2.85%	25.73%	to	31.88%
December 31, 2012	1,511	$10.25722	to	$17.17555	$19,517	0.00%	0.55%	to	2.85%	9.17%	to	11.77%
December 31, 2011	862	$9.20532	to	$15.58152	$10,193	0.00%	0.55%	to	2.70%	-7.23%	to	1.13%

	AST Neuberger Berman / LSV Mid-Cap Value Portfolio
December 31, 2015	1,466	$9.68512	to	$26.39664	$25,865	0.00%	0.55%	to	2.85%	-8.33%	to	1.07%
December 31, 2014	1,563	$11.02363	to	$28.51908	$29,899	0.00%	0.55%	to	2.85%	10.42%	to	13.62%
December 31, 2013	1,439	$12.86338	to	$25.44872	$24,541	0.00%	0.55%	to	2.85%	31.13%	to	41.23%
December 31, 2012	1,289	$10.77542	to	$18.27003	$15,762	0.94%	1.00%	to	2.85%	13.78%	to	15.97%
December 31, 2011	817	$9.36543	to	$15.90297	$8,617	0.95%	1.15%	to	2.85%	-5.26%	to	-3.59%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2015	1,644	$9.32415	to	$11.97203	$16,588	0.00%	0.55%	to	2.45%	-1.98%	to	-0.07%
December 31, 2014	1,681	$9.51233	to	$12.05162	$17,126	0.00%	0.55%	to	2.85%	-2.94%	to	-0.65%
December 31, 2013	1,729	$9.60905	to	$12.20183	$18,000	0.00%	0.55%	to	2.85%	-4.96%	to	-2.71%
December 31, 2012	1,961	$10.11087	to	$12.61643	$21,292	1.30%	0.55%	to	2.85%	1.71%	to	4.12%
December 31, 2011	1,419	$9.94129	to	$12.18917	$15,100	0.94%	1.00%	to	2.85%	-0.66%	to	1.24%

	AST T. Rowe Price Equity Income Portfolio (expired October 16, 2015)
December 31, 2015	—	$9.84259	to	$19.75087	$—	0.00%	0.55%	to	2.85%	-8.19%	to	-6.47%
December 31, 2014	1,935	$10.53423	to	$21.34885	$29,330	0.00%	0.55%	to	2.85%	4.41%	to	6.88%
December 31, 2013	1,936	$11.28190	to	$20.25283	$27,731	0.00%	0.55%	to	2.85%	22.05%	to	28.97%
December 31, 2012	1,858	$9.00517	to	$15.92130	$20,789	0.17%	0.55%	to	2.85%	13.90%	to	16.61%
December 31, 2011	750	$7.81876	to	$13.84402	$7,094	1.17%	0.85%	to	2.85%	-10.17%	to	-2.76%

A101

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST QMA US Equity Alpha Portfolio
December 31, 2015	945	$10.38891	to	$25.83362	$17,758	0.00%	0.55%	to	2.45%	0.55%	to	8.03%
December 31, 2014	1,016	$11.24219	to	$25.55053	$19,184	0.00%	0.55%	to	2.45%	11.83%	to	16.57%
December 31, 2013	652	$12.26676	to	$22.22337	$10,686	0.00%	0.55%	to	2.45%	24.92%	to	31.70%
December 31, 2012	567	$10.38147	to	$17.10866	$7,120	0.71%	1.00%	to	2.45%	15.89%	to	17.63%
December 31, 2011	294	$8.85664	to	$14.68191	$3,025	0.76%	1.00%	to	2.85%	0.51%	to	2.43%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2015	2,763	$6.56393	to	$11.28433	$22,535	0.00%	0.55%	to	2.70%	-21.43%	to	0.94%
December 31, 2014	2,902	$8.19862	to	$14.17056	$29,775	0.00%	0.55%	to	2.70%	-14.29%	to	-8.86%
December 31, 2013	2,809	$9.02327	to	$15.67993	$32,012	0.00%	0.55%	to	2.70%	12.14%	to	14.75%
December 31, 2012	2,964	$7.88745	to	$13.79902	$29,950	0.40%	0.85%	to	2.85%	0.66%	to	2.74%
December 31, 2011	2,024	$7.67745	to	$13.57744	$20,366	0.61%	0.85%	to	2.85%	-22.38%	to	-15.76%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2015	75,978	$11.49045	to	$17.30044	$1,040,968	0.00%	0.55%	to	2.85%	-2.81%	to	-0.51%
December 31, 2014	58,768	$11.65463	to	$17.63046	$826,924	0.00%	0.55%	to	2.85%	2.86%	to	5.30%
December 31, 2013	55,047	$11.16935	to	$16.97618	$752,863	0.00%	0.55%	to	2.85%	12.85%	to	16.19%
December 31, 2012	45,662	$10.69535	to	$14.81356	$550,692	1.21%	0.55%	to	2.85%	10.26%	to	12.87%
December 31, 2011	24,391	$9.50439	to	$13.30691	$264,165	1.11%	0.55%	to	2.85%	-4.90%	to	1.42%

	AST MFS Global Equity Portfolio
December 31, 2015	1,697	$10.02712	to	$20.74591	$26,340	0.00%	0.55%	to	2.85%	-4.27%	to	3.91%
December 31, 2014	1,465	$10.30110	to	$21.46497	$23,599	0.00%	0.55%	to	2.70%	0.83%	to	3.06%
December 31, 2013	1,354	$11.84660	to	$21.11684	$21,373	0.00%	0.55%	to	2.55%	20.29%	to	26.93%
December 31, 2012	1,169	$10.68753	to	$16.86736	$14,767	1.03%	0.55%	to	2.55%	20.01%	to	22.40%
December 31, 2011	738	$9.90992	to	$13.97222	$7,786	0.50%	0.55%	to	2.55%	-5.54%	to	-3.66%

	AST J.P. Morgan International Equity Portfolio
December 31, 2015	1,946	$9.78367	to	$15.09904	$21,587	0.00%	0.55%	to	2.70%	-5.42%	to	-3.33%
December 31, 2014	2,075	$10.24610	to	$15.83614	$24,026	0.00%	0.55%	to	2.70%	-8.89%	to	-6.88%
December 31, 2013	1,941	$11.13965	to	$17.24255	$24,368	0.00%	0.55%	to	2.70%	12.25%	to	14.73%
December 31, 2012	1,788	$9.83010	to	$15.23803	$19,759	1.65%	0.55%	to	2.70%	18.61%	to	21.24%
December 31, 2011	1,314	$8.17393	to	$12.74350	$12,054	1.38%	0.55%	to	2.70%	-11.60%	to	-9.65%

	AST Templeton Global Bond Portfolio
December 31, 2015	1,447	$8.95975	to	$11.95898	$14,209	0.00%	0.55%	to	2.85%	-7.34%	to	3.76%
December 31, 2014	1,535	$9.60847	to	$12.68214	$16,052	0.00%	0.55%	to	2.85%	-2.31%	to	0.00%
December 31, 2013	1,540	$9.69586	to	$12.75701	$16,326	0.00%	0.55%	to	2.85%	-6.50%	to	-3.21%
December 31, 2012	1,571	$10.32374	to	$13.40697	$17,671	2.33%	0.55%	to	2.85%	2.22%	to	4.65%
December 31, 2011	1,035	$9.89515	to	$12.88781	$11,416	2.75%	0.85%	to	2.85%	-1.04%	to	2.94%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2015	10,527	$10.94847	to	$17.66125	$122,261	0.00%	0.55%	to	2.85%	-3.46%	to	-1.18%
December 31, 2014	10,289	$11.34142	to	$18.12031	$122,371	0.00%	0.55%	to	2.85%	2.50%	to	4.92%
December 31, 2013	6,836	$11.11097	to	$17.50990	$78,530	0.00%	0.55%	to	2.70%	14.98%	to	19.84%
December 31, 2012	4,100	$9.51705	to	$14.81394	$39,950	0.26%	0.55%	to	2.55%	8.24%	to	10.40%
December 31, 2011	1,819	$8.69622	to	$13.60557	$16,415	0.27%	0.55%	to	2.55%	-12.00%	to	-4.55%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2015	41,418	$12.13656	to	$18.21974	$581,755	0.00%	0.55%	to	2.85%	-2.33%	to	-0.02%
December 31, 2014	40,109	$12.24977	to	$18.47645	$573,414	0.00%	0.55%	to	2.85%	3.95%	to	6.41%
December 31, 2013	35,937	$11.61737	to	$17.60529	$491,952	0.00%	0.55%	to	2.85%	17.67%	to	22.00%
December 31, 2012	29,648	$10.23320	to	$14.63036	$337,551	0.79%	0.55%	to	2.85%	10.48%	to	13.10%
December 31, 2011	21,421	$9.07555	to	$13.11625	$216,804	0.51%	0.55%	to	2.85%	-9.16%	to	-2.96%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2015	26,419	$10.35394	to	$14.76472	$309,924	0.00%	0.55%	to	2.85%	-5.98%	to	-3.75%
December 31, 2014	30,392	$10.85572	to	$15.55329	$375,742	0.00%	0.55%	to	2.85%	0.86%	to	3.25%
December 31, 2013	32,209	$10.61030	to	$15.27338	$391,356	0.00%	0.55%	to	2.85%	6.84%	to	9.37%
December 31, 2012	30,993	$10.16034	to	$14.15903	$348,773	0.98%	0.55%	to	2.85%	9.35%	to	11.95%
December 31, 2011	24,615	$9.17759	to	$12.82397	$249,346	0.61%	0.55%	to	2.85%	-5.43%	to	-3.20%

A102

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Balanced Asset Allocation Portfolio
December 31, 2015	51,044	$11.67893	to	$16.86850	$693,958	0.00%	0.55%	to	2.85%	-2.39%	to	-0.08%
December 31, 2014	51,425	$11.79468	to	$17.11604	$711,536	0.00%	0.55%	to	2.85%	3.49%	to	5.94%
December 31, 2013	50,339	$11.23550	to	$16.38146	$670,129	0.00%	0.55%	to	2.85%	13.49%	to	17.00%
December 31, 2012	45,923	$10.33901	to	$14.19558	$532,182	0.91%	0.55%	to	2.85%	9.26%	to	11.86%
December 31, 2011	33,653	$9.27105	to	$12.86748	$352,782	0.64%	0.55%	to	2.85%	-7.28%	to	-1.76%

	AST Preservation Asset Allocation Portfolio
December 31, 2015	36,445	$10.88817	to	$14.75560	$458,433	0.00%	0.55%	to	2.85%	-2.71%	to	-0.41%
December 31, 2014	37,987	$11.03255	to	$15.02176	$486,778	0.00%	0.55%	to	2.85%	2.76%	to	5.19%
December 31, 2013	38,187	$10.58368	to	$14.47848	$473,775	0.00%	0.55%	to	2.85%	6.10%	to	8.61%
December 31, 2012	36,655	$10.51490	to	$13.51575	$426,840	1.09%	0.85%	to	2.85%	7.22%	to	9.44%
December 31, 2011	24,615	$9.60825	to	$12.48452	$266,301	0.90%	0.85%	to	2.85%	-3.91%	to	0.04%

	AST FI Pyramis Quantitative Portfolio
December 31, 2015	27,216	$10.84576	to	$16.33350	$345,930	0.00%	0.55%	to	2.85%	-1.89%	to	0.44%
December 31, 2014	25,768	$11.02409	to	$16.48864	$332,704	0.00%	0.55%	to	2.85%	0.21%	to	2.58%
December 31, 2013	25,294	$10.97054	to	$16.29666	$324,399	0.00%	0.55%	to	2.85%	11.49%	to	14.13%
December 31, 2012	21,670	$9.81278	to	$14.47747	$248,028	1.87%	0.85%	to	2.85%	7.48%	to	9.69%
December 31, 2011	13,265	$9.10499	to	$13.34133	$138,313	1.76%	0.85%	to	2.85%	-6.65%	to	-2.44%

	AST Prudential Growth Allocation Portfolio
December 31, 2015	44,717	$10.77894	to	$17.35014	$610,546	0.00%	0.55%	to	2.85%	-3.45%	to	-1.16%
December 31, 2014	26,712	$11.13285	to	$17.79750	$372,174	0.00%	0.55%	to	2.85%	6.09%	to	8.60%
December 31, 2013	23,646	$10.46525	to	$16.61628	$309,204	0.00%	0.55%	to	2.85%	13.69%	to	16.38%
December 31, 2012	19,406	$9.17966	to	$14.47559	$222,116	1.26%	0.55%	to	2.85%	9.70%	to	12.30%
December 31, 2011	11,105	$8.34511	to	$13.06962	$113,082	1.19%	0.55%	to	2.85%	-11.82%	to	-6.73%

	AST Advanced Strategies Portfolio
December 31, 2015	43,453	$11.55605	to	$17.84949	$596,745	0.00%	0.55%	to	2.85%	-2.07%	to	0.25%
December 31, 2014	43,576	$11.63271	to	$18.05257	$607,973	0.00%	0.55%	to	2.85%	3.08%	to	5.52%
December 31, 2013	40,149	$11.12429	to	$17.34521	$545,108	0.00%	0.55%	to	2.85%	12.52%	to	15.92%
December 31, 2012	31,622	$10.48694	to	$15.17148	$379,954	1.27%	0.55%	to	2.85%	10.40%	to	13.02%
December 31, 2011	17,019	$9.30664	to	$13.61010	$182,811	1.04%	0.55%	to	2.85%	-6.93%	to	-0.44%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2015	3,269	$10.50087	to	$26.85854	$65,667	0.00%	0.55%	to	2.85%	6.46%	to	9.50%
December 31, 2014	3,053	$11.22522	to	$24.98767	$57,338	0.00%	0.55%	to	2.85%	5.26%	to	13.35%
December 31, 2013	3,040	$13.54255	to	$23.51273	$53,672	0.00%	0.55%	to	2.85%	37.92%	to	43.23%
December 31, 2012	2,773	$10.57497	to	$16.64347	$34,617	0.00%	0.55%	to	2.85%	14.23%	to	16.94%
December 31, 2011	1,503	$10.28972	to	$14.43104	$16,199	0.00%	0.55%	to	2.85%	-4.49%	to	-2.24%

	AST Money Market Portfolio
December 31, 2015	1,773	$8.45871	to	$9.97360	$16,358	0.00%	0.55%	to	2.85%	-2.85%	to	-0.26%
December 31, 2014	1,793	$8.67962	to	$10.08368	$16,760	0.00%	0.55%	to	2.85%	-2.85%	to	-0.47%
December 31, 2013	1,861	$8.90088	to	$10.20011	$17,661	0.00%	0.55%	to	2.85%	-2.85%	to	-0.55%
December 31, 2012	2,056	$9.12800	to	$10.31714	$19,917	0.01%	0.85%	to	2.85%	-2.85%	to	-0.85%
December 31, 2011	2,221	$9.36043	to	$10.43487	$21,882	0.02%	1.00%	to	2.85%	-2.82%	to	-0.96%

	AST Small-Cap Growth Portfolio
December 31, 2015	1,209	$9.63677	to	$25.09686	$21,630	0.00%	0.55%	to	2.85%	-2.09%	to	0.23%
December 31, 2014	1,093	$10.96730	to	$25.38680	$19,789	0.00%	0.55%	to	2.85%	0.86%	to	10.75%
December 31, 2013	1,115	$12.40268	to	$24.92978	$19,844	0.00%	0.55%	to	2.85%	26.69%	to	34.43%
December 31, 2012	1,036	$9.69125	to	$14.02211	$13,871	0.00%	0.55%	to	2.85%	8.97%	to	11.56%
December 31, 2011	647	$11.19338	to	$12.39878	$7,766	0.00%	1.15%	to	2.70%	-3.65%	to	-2.10%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2015	17,618	$9.60692	to	$14.00299	$195,239	0.00%	0.55%	to	2.85%	-4.90%	to	-1.67%
December 31, 2014	20,088	$9.95820	to	$14.46916	$231,464	0.00%	0.55%	to	2.85%	1.26%	to	3.66%
December 31, 2013	21,555	$9.69455	to	$14.04141	$242,502	0.00%	0.55%	to	2.85%	-4.63%	to	-2.38%
December 31, 2012	21,225	$10.83456	to	$14.46865	$247,468	2.51%	0.55%	to	2.85%	6.20%	to	8.72%
December 31, 2011	14,092	$9.99564	to	$13.38718	$154,438	1.86%	0.55%	to	2.85%	-0.04%	to	2.61%

A103

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST International Value Portfolio
December 31, 2015	978	$9.08106	to	$14.87771	$10,620	0.00%	0.55%	to	2.70%	-9.67%	to	2.47%
December 31, 2014	788	$9.38850	to	$15.04489	$8,945	0.00%	0.55%	to	2.70%	-9.22%	to	-6.37%
December 31, 2013	729	$10.31966	to	$16.44049	$8,992	0.00%	0.85%	to	2.70%	16.24%	to	18.45%
December 31, 2012	706	$8.75042	to	$14.02985	$7,387	2.13%	1.15%	to	2.70%	13.52%	to	15.35%
December 31, 2011	494	$7.59729	to	$12.25942	$4,480	1.51%	1.15%	to	2.85%	-15.04%	to	-13.54%

	AST International Growth Portfolio
December 31, 2015	1,421	$9.57312	to	$16.47336	$16,885	0.00%	0.55%	to	2.85%	0.21%	to	7.39%
December 31, 2014	1,493	$9.40169	to	$16.28200	$17,534	0.00%	0.55%	to	2.85%	-8.22%	to	-2.22%
December 31, 2013	1,396	$10.08092	to	$17.57026	$17,591	0.00%	0.85%	to	2.85%	15.66%	to	18.04%
December 31, 2012	1,205	$8.57742	to	$15.04565	$12,832	0.99%	0.85%	to	2.85%	16.93%	to	19.34%
December 31, 2011	784	$7.21877	to	$12.74401	$7,164	0.71%	0.85%	to	2.85%	-18.51%	to	-13.91%

	NVIT Developing Markets Fund (Class II)
December 31, 2015	51	$11.03659	to	$11.51683	$583	1.05%	1.40%	to	1.80%	-17.80%	to	-17.48%
December 31, 2014	48	$13.42653	to	$13.95567	$666	0.79%	1.40%	to	1.80%	-7.51%	to	-7.15%
December 31, 2013	47	$14.51720	to	$15.02994	$692	0.92%	1.40%	to	1.80%	-1.74%	to	-1.35%
December 31, 2012	44	$14.77377	to	$15.23556	$665	0.10%	1.40%	to	1.80%	14.71%	to	15.17%
December 31, 2011	51	$12.87876	to	$13.22905	$670	0.25%	1.40%	to	1.80%	-23.78%	to	-23.48%

	AST Investment Grade Bond Portfolio
December 31, 2015	17,268	$9.94319	to	$15.79047	$219,367	0.00%	0.85%	to	2.25%	-1.10%	to	0.31%
December 31, 2014	4,188	$10.03301	to	$15.78694	$55,403	0.00%	0.85%	to	2.25%	4.33%	to	5.82%
December 31, 2013	3,598	$9.58248	to	$14.96161	$45,743	0.00%	0.55%	to	2.25%	-5.36%	to	-3.72%
December 31, 2012	20,929	$11.79750	to	$15.63108	$272,251	1.38%	0.55%	to	2.25%	6.94%	to	8.80%
December 31, 2011	56,740	$10.87605	to	$14.45223	$688,204	0.20%	0.55%	to	2.25%	8.68%	to	11.82%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2015	5,181	$9.94275	to	$12.86080	$61,122	0.00%	0.55%	to	2.85%	-1.65%	to	0.68%
December 31, 2014	4,880	$10.27737	to	$12.83064	$57,740	0.00%	0.55%	to	2.85%	3.00%	to	6.61%
December 31, 2013	4,456	$9.72854	to	$12.10414	$50,085	0.00%	0.55%	to	2.85%	-4.30%	to	-2.03%
December 31, 2012	3,920	$11.03135	to	$12.52719	$45,582	3.20%	0.55%	to	2.85%	4.77%	to	7.26%
December 31, 2011	2,628	$10.63550	to	$11.84188	$28,880	2.89%	0.55%	to	2.85%	3.01%	to	5.44%

	AST Bond Portfolio 2018
December 31, 2015	1,389	$10.99000	to	$13.25498	$15,819	0.00%	1.90%	to	2.85%	-2.06%	to	-1.07%
December 31, 2014	1,578	$11.22140	to	$13.39820	$18,217	0.00%	1.90%	to	2.85%	-0.26%	to	0.75%
December 31, 2013	1,883	$11.25098	to	$13.29882	$21,676	0.00%	1.90%	to	2.85%	-5.90%	to	-4.95%
December 31, 2012	1,799	$11.95683	to	$13.99125	$21,894	0.49%	1.90%	to	2.85%	2.70%	to	3.74%
December 31, 2011	1,787	$11.64275	to	$13.48663	$21,049	0.16%	1.90%	to	2.85%	10.35%	to	11.47%

	AST Bond Portfolio 2019
December 31, 2015	111	$11.24496	to	$13.16031	$1,305	0.00%	1.90%	to	2.85%	-1.81%	to	-0.85%
December 31, 2014	95	$11.45215	to	$13.30075	$1,131	0.00%	1.90%	to	2.85%	1.29%	to	2.28%
December 31, 2013	159	$11.30601	to	$13.03100	$1,846	0.00%	1.90%	to	2.85%	-7.54%	to	-6.64%
December 31, 2012	183	$12.22857	to	$13.98700	$2,283	0.31%	1.90%	to	2.85%	2.84%	to	3.85%
December 31, 2011	0(1)	$13.49739	to	$13.62798	0 (1)	0.91%	1.90%	to	2.15%	13.54%	to	13.81%

	AST Global Real Estate Portfolio
December 31, 2015	571	$10.05428	to	$21.35711	$8,312	0.00%	0.55%	to	2.85%	-2.94%	to	5.49%
December 31, 2014	606	$10.85387	to	$21.79318	$9,050	0.00%	0.55%	to	2.85%	7.71%	to	13.30%
December 31, 2013	614	$10.08073	to	$19.50272	$8,308	0.00%	0.85%	to	2.85%	1.37%	to	3.46%
December 31, 2012	547	$10.79040	to	$19.05468	$7,170	1.45%	1.00%	to	2.85%	23.19%	to	25.55%
December 31, 2011	334	$8.72255	to	$15.32029	$3,472	2.28%	1.15%	to	2.85%	-7.74%	to	-6.12%

	AST Parametric Emerging Markets Equity Portfolio
December 31, 2015	2,518	$6.90859	to	$12.06351	$20,210	0.00%	0.55%	to	2.85%	-19.10%	to	0.59%
December 31, 2014	2,742	$8.36743	to	$14.76931	$26,823	0.00%	0.55%	to	2.85%	-7.40%	to	-5.21%
December 31, 2013	2,763	$8.85375	to	$15.79714	$28,800	0.00%	0.55%	to	2.85%	-2.63%	to	-0.33%
December 31, 2012	2,458	$8.90982	to	$16.06935	$26,031	1.10%	0.55%	to	2.85%	14.56%	to	17.28%
December 31, 2011	1,592	$7.61998	to	$13.89229	$14,499	0.94%	0.55%	to	2.85%	-23.87%	to	-20.71%

A104

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2015	1,530	$9.84065	to	$23.76601	$26,257	0.00%	0.55%	to	2.85%	-8.19%	to	2.45%
December 31, 2014	1,619	$10.75944	to	$25.63821	$30,102	0.00%	0.55%	to	2.70%	4.30%	to	7.79%
December 31, 2013	1,579	$12.69230	to	$24.38308	$28,052	0.00%	0.55%	to	2.70%	29.72%	to	38.05%
December 31, 2012	1,525	$10.52515	to	$17.90792	$19,892	0.48%	0.55%	to	2.70%	12.56%	to	15.05%
December 31, 2011	959	$9.17568	to	$15.78149	$11,040	0.50%	0.55%	to	2.70%	-7.35%	to	0.75%

	AST Schroders Global Tactical Portfolio
December 31, 2015	33,211	$9.85594	to	$17.62315	$448,405	0.00%	0.55%	to	2.85%	-3.77%	to	-1.49%
December 31, 2014	20,067	$11.73808	to	$18.13826	$281,553	0.00%	0.55%	to	2.85%	2.84%	to	5.28%
December 31, 2013	18,974	$11.25123	to	$17.46806	$258,398	0.00%	0.55%	to	2.85%	13.73%	to	17.41%
December 31, 2012	15,190	$9.90321	to	$15.08440	$179,781	0.45%	0.55%	to	2.85%	12.59%	to	15.27%
December 31, 2011	7,911	$8.75838	to	$13.26883	$81,484	0.29%	0.55%	to	2.85%	-8.49%	to	-2.93%

	AST RCM World Trends Portfolio
December 31, 2015	31,704	$10.92944	to	$15.22173	$387,734	0.00%	0.55%	to	2.85%	-3.01%	to	-0.72%
December 31, 2014	27,104	$11.21041	to	$15.54433	$341,955	0.00%	0.55%	to	2.85%	2.14%	to	4.56%
December 31, 2013	25,218	$10.83902	to	$15.07275	$310,506	0.00%	0.55%	to	2.85%	9.24%	to	11.82%
December 31, 2012	21,004	$9.89825	to	$13.66670	$235,725	0.52%	0.55%	to	2.85%	7.13%	to	9.68%
December 31, 2011	11,121	$9.20021	to	$12.63456	$114,175	0.40%	0.55%	to	2.85%	-6.86%	to	-2.36%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2015	12,956	$11.43224	to	$17.17857	$172,310	0.00%	0.55%	to	2.85%	-3.87%	to	-1.59%
December 31, 2014	12,870	$11.72319	to	$17.69896	$177,267	0.00%	0.55%	to	2.85%	3.33%	to	5.78%
December 31, 2013	12,110	$11.18390	to	$16.96442	$161,361	0.00%	0.55%	to	2.85%	12.87%	to	15.64%
December 31, 2012	9,458	$10.49066	to	$14.87346	$111,417	0.43%	0.55%	to	2.85%	10.34%	to	12.96%
December 31, 2011	4,964	$9.31537	to	$13.35045	$52,174	0.34%	0.55%	to	2.85%	-6.67%	to	-1.12%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2015	14,934	$10.54112	to	$14.63787	$175,525	0.00%	0.55%	to	2.85%	-3.73%	to	-1.45%
December 31, 2014	15,715	$10.79436	to	$15.06034	$190,576	0.00%	0.55%	to	2.85%	1.08%	to	3.47%
December 31, 2013	14,493	$10.52772	to	$14.75766	$174,100	0.00%	0.55%	to	2.85%	6.36%	to	9.22%
December 31, 2012	12,412	$10.28497	to	$13.69989	$139,813	0.56%	0.55%	to	2.85%	6.99%	to	9.52%
December 31, 2011	8,325	$9.41906	to	$12.68275	$86,341	0.47%	0.55%	to	2.85%	-5.72%	to	-1.05%

	AST FI Pyramis Asset Allocation Portfolio (expired October 16, 2015)
December 31, 2015	—	$11.85274	to	$17.14511	$—	0.00%	0.55%	to	2.85%	-1.21%	to	0.64%
December 31, 2014	16,378	$11.86300	to	$17.22400	$225,855	0.00%	0.55%	to	2.85%	2.71%	to	5.14%
December 31, 2013	13,958	$11.38633	to	$16.60998	$188,038	0.00%	0.55%	to	2.85%	15.36%	to	18.57%
December 31, 2012	10,344	$10.36964	to	$14.20334	$120,257	0.48%	0.55%	to	2.85%	10.39%	to	13.01%
December 31, 2011	5,117	$9.32332	to	$12.74316	$53,097	0.22%	0.55%	to	2.85%	-5.25%	to	-3.01%

	ProFund VP Consumer Services
December 31, 2015	11	$21.39661	to	$21.39661	$236	0.00%	1.50%	to	1.50%	3.14%	to	3.14%
December 31, 2014	13	$20.74470	to	$20.74470	$279	0.00%	0.55%	to	1.50%	10.80%	to	11.84%
December 31, 2013	21	$18.72284	to	$20.07642	$388	0.26%	0.55%	to	1.50%	37.80%	to	39.10%
December 31, 2012	24	$13.58666	to	$13.58666	$330	0.00%	1.50%	to	1.50%	20.29%	to	20.29%
December 31, 2011	28	$11.29470	to	$11.29470	$318	0.00%	1.50%	to	1.50%	3.94%	to	3.94%

	ProFund VP Consumer Goods Portfolio
December 31, 2015	7	$17.26330	to	$17.26330	$113	1.06%	1.50%	to	1.50%	2.62%	to	2.62%
December 31, 2014	8	$16.82194	to	$16.82194	$134	0.70%	0.55%	to	1.50%	8.60%	to	9.62%
December 31, 2013	14	$15.49003	to	$15.49003	$221	0.86%	1.50%	to	1.50%	26.55%	to	26.55%
December 31, 2012	25	$12.23984	to	$12.23984	$310	0.87%	1.50%	to	1.50%	9.22%	to	9.22%
December 31, 2011	28	$11.20680	to	$11.20680	$309	1.28%	1.50%	to	1.50%	5.37%	to	5.37%

	ProFund VP Financials
December 31, 2015	32	$9.29459	to	$15.80683	$325	0.34%	0.55%	to	1.90%	-3.33%	to	-2.04%
December 31, 2014	33	$9.87092	to	$9.87092	$323	0.21%	0.55%	to	2.10%	10.59%	to	12.30%
December 31, 2013	46	$8.58077	to	$8.87284	$409	0.43%	1.50%	to	2.10%	29.36%	to	30.13%
December 31, 2012	69	$6.63308	to	$6.81861	$469	0.10%	1.50%	to	2.10%	22.16%	to	22.88%
December 31, 2011	83	$5.42982	to	$5.54883	$461	0.00%	1.50%	to	2.10%	-15.60%	to	-15.10%

A105

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Health Care
December 31, 2015	16	$21.70136	to	$22.70228	$358	0.00%	0.55%	to	1.50%	3.47%	to	4.45%
December 31, 2014	17	$20.97331	to	$20.97331	$347	0.08%	0.55%	to	2.10%	21.16%	to	23.02%
December 31, 2013	23	$16.64400	to	$17.20941	$399	0.35%	1.50%	to	2.10%	36.88%	to	37.69%
December 31, 2012	30	$12.15913	to	$12.49836	$375	0.39%	1.50%	to	2.10%	14.98%	to	15.67%
December 31, 2011	34	$10.57454	to	$10.80547	$367	0.31%	1.50%	to	2.10%	7.85%	to	8.49%

	ProFund VP Industrials
December 31, 2015	17	$13.13225	to	$13.53497	$231	0.10%	1.50%	to	1.90%	-5.22%	to	-4.85%
December 31, 2014	20	$13.85579	to	$14.22444	$283	0.27%	1.50%	to	1.90%	3.61%	to	4.02%
December 31, 2013	19	$13.67512	to	$13.67512	$255	0.55%	1.50%	to	1.50%	36.15%	to	36.15%
December 31, 2012	31	$10.04439	to	$10.04439	$315	0.26%	1.50%	to	1.50%	14.09%	to	14.09%
December 31, 2011	33	$8.80429	to	$8.80429	$289	0.28%	1.50%	to	1.50%	-3.23%	to	-3.23%

	ProFund VP Mid-Cap Growth
December 31, 2015	6	$15.42651	to	$15.42651	$91	0.00%	1.50%	to	1.50%	-1.20%	to	-1.20%
December 31, 2014	3	$15.61362	to	$15.61362	$42	0.00%	0.55%	to	2.10%	3.71%	to	5.31%
December 31, 2013	6	$14.47394	to	$14.96601	$90	0.00%	1.50%	to	2.10%	27.84%	to	28.60%
December 31, 2012	10	$11.32177	to	$11.63796	$119	0.00%	1.50%	to	2.10%	13.00%	to	13.67%
December 31, 2011	9	$10.01888	to	$10.23808	$87	0.00%	1.50%	to	2.10%	-4.89%	to	-4.33%

	ProFund VP Mid-Cap Value
December 31, 2015	1	$13.75676	to	$13.75676	$17	0.15%	1.50%	to	1.50%	-9.58%	to	-9.58%
December 31, 2014	2	$15.21446	to	$15.21446	$30	0.12%	1.50%	to	1.50%	8.56%	to	8.56%
December 31, 2013	4	$14.01527	to	$14.01527	$54	0.34%	1.50%	to	1.50%	30.21%	to	30.21%
December 31, 2012	6	$10.76386	to	$10.76386	$70	0.15%	1.50%	to	1.50%	14.84%	to	14.84%
December 31, 2011	9	$9.37296	to	$9.44100	$81	0.15%	1.30%	to	1.50%	-5.34%	to	-5.16%

	ProFund VP Real Estate
December 31, 2015	10	$11.86730	to	$17.45217	$122	0.65%	0.55%	to	1.90%	-1.55%	to	-0.23%
December 31, 2014	13	$12.05366	to	$12.37455	$155	1.51%	0.55%	to	1.90%	22.69%	to	24.33%
December 31, 2013	14	$9.82468	to	$10.04669	$144	1.36%	1.50%	to	1.90%	-1.77%	to	-1.39%
December 31, 2012	14	$10.00220	to	$10.18798	$144	2.57%	1.50%	to	1.90%	14.98%	to	15.44%
December 31, 2011	12	$8.69881	to	$8.82559	$110	0.00%	1.50%	to	1.90%	2.80%	to	3.20%

	ProFund VP Small-Cap Growth
December 31, 2015	6	$16.11320	to	$16.11320	$98	0.00%	1.50%	to	1.50%	-0.32%	to	-0.32%
December 31, 2014	3	$16.16532	to	$16.16532	$55	0.00%	1.50%	to	1.50%	0.66%	to	0.66%
December 31, 2013	5	$16.05873	to	$18.52593	$87	0.00%	0.55%	to	1.50%	38.35%	to	39.65%
December 31, 2012	3	$11.60725	to	$11.60725	$32	0.00%	1.50%	to	1.50%	10.82%	to	10.82%
December 31, 2011	2	$10.47427	to	$10.55029	$26	0.00%	1.30%	to	1.50%	-0.21%	to	-0.02%

	ProFund VP Small-Cap Value
December 31, 2015	5	$14.16986	to	$16.12404	$75	0.00%	0.55%	to	1.50%	-9.63%	to	-8.78%
December 31, 2014	1	$15.68046	to	$15.68046	$15	0.00%	0.55%	to	1.50%	4.25%	to	5.23%
December 31, 2013	1	$15.04112	to	$16.79752	$15	0.22%	0.55%	to	1.50%	35.64%	to	36.92%
December 31, 2012	2	$11.08892	to	$11.08892	$20	0.00%	1.50%	to	1.50%	14.44%	to	14.44%
December 31, 2011	2	$9.68994	to	$9.68994	$19	0.00%	1.50%	to	1.50%	-5.52%	to	-5.52%

	ProFund VP Telecommunications
December 31, 2015	7	$11.05472	to	$11.05472	$79	1.77%	1.50%	to	1.50%	0.02%	to	0.02%
December 31, 2014	9	$11.05227	to	$11.05227	$102	4.37%	0.55%	to	1.50%	-0.92%	to	0.01%
December 31, 2013	16	$11.15492	to	$11.15492	$174	2.94%	1.50%	to	1.50%	10.41%	to	10.41%
December 31, 2012	24	$10.10290	to	$10.10290	$247	4.12%	1.50%	to	1.50%	14.79%	to	14.79%
December 31, 2011	29	$8.80105	to	$8.80105	$255	2.96%	1.50%	to	1.50%	0.36%	to	0.36%

	ProFund VP Utilities
December 31, 2015	7	$11.99668	to	$16.60493	$79	2.27%	0.55%	to	1.50%	-7.79%	to	-6.92%
December 31, 2014	9	$13.00966	to	$13.00966	$115	1.72%	0.55%	to	1.90%	23.54%	to	25.19%
December 31, 2013	18	$10.25797	to	$10.48966	$184	2.59%	1.50%	to	1.90%	11.20%	to	11.64%
December 31, 2012	23	$9.22480	to	$9.39609	$212	2.71%	1.50%	to	1.90%	-1.73%	to	-1.34%
December 31, 2011	27	$9.38722	to	$9.52393	$259	2.51%	1.50%	to	1.90%	15.32%	to	15.78%

A106

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Large-Cap Growth
December 31, 2015	17	$15.83242	to	$15.83242	$274	0.00%	1.50%	to	1.50%	2.22%	to	2.22%
December 31, 2014	7	$15.48812	to	$15.48812	$103	0.12%	1.50%	to	2.10%	10.61%	to	11.26%
December 31, 2013	3	$13.46336	to	$16.49009	$48	0.39%	0.55%	to	2.10%	27.98%	to	29.95%
December 31, 2012	5	$10.52001	to	$10.81361	$49	0.07%	1.50%	to	2.10%	10.40%	to	11.05%
December 31, 2011	4	$9.52935	to	$9.73772	$37	0.00%	1.50%	to	2.10%	1.01%	to	1.61%

	ProFund VP Large-Cap Value
December 31, 2015	12	$11.88471	to	$11.88471	$144	0.55%	1.50%	to	1.50%	-6.14%	to	-6.14%
December 31, 2014	3	$12.66256	to	$12.66256	$40	0.65%	1.50%	to	1.50%	8.84%	to	8.84%
December 31, 2013	6	$11.63395	to	$11.63395	$73	0.88%	1.50%	to	1.50%	27.97%	to	27.97%
December 31, 2012	8	$9.09087	to	$9.09087	$75	0.76%	1.50%	to	1.50%	13.71%	to	13.71%
December 31, 2011	18	$7.99461	to	$7.99461	$141	0.76%	1.50%	to	1.50%	-2.74%	to	-2.74%

	AST Bond Portfolio 2020
December 31, 2015	365	$10.96546	to	$12.32133	$4,432	0.00%	1.90%	to	2.85%	-1.37%	to	-0.37%
December 31, 2014	282	$11.03272	to	$12.37107	$3,446	0.00%	1.90%	to	2.85%	3.13%	to	4.14%
December 31, 2013	380	$10.61606	to	$11.87901	$4,467	0.00%	1.30%	to	2.85%	-9.18%	to	-7.72%
December 31, 2012	11	$11.60016	to	$12.95314	$135	0.58%	1.30%	to	2.55%	3.67%	to	4.95%
December 31, 2011	66	$11.06416	to	$12.41953	$746	1.13%	1.30%	to	2.55%	15.73%	to	17.15%

	AST Boston Partners Large-Cap Value Portfolio
December 31, 2015	619	$9.46149	to	$16.24741	$8,869	0.00%	0.55%	to	2.45%	-7.10%	to	4.05%
December 31, 2014	717	$13.25293	to	$17.10034	$10,969	0.00%	0.55%	to	2.45%	7.56%	to	9.66%
December 31, 2013	694	$12.19594	to	$15.68669	$9,817	0.00%	0.55%	to	2.45%	24.20%	to	30.71%
December 31, 2012	557	$9.54913	to	$12.07266	$6,101	0.42%	0.55%	to	2.45%	10.46%	to	12.61%
December 31, 2011	339	$8.50545	to	$10.78439	$3,336	0.33%	0.55%	to	2.45%	-14.75%	to	-6.39%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2015	1,078	$10.67760	to	$20.70893	$20,138	0.00%	0.55%	to	2.70%	7.65%	to	11.41%
December 31, 2014	972	$11.27625	to	$18.90555	$16,897	0.00%	0.55%	to	2.70%	6.55%	to	13.75%
December 31, 2013	879	$13.00723	to	$17.33075	$14,245	0.00%	0.55%	to	2.70%	32.55%	to	35.74%
December 31, 2012	876	$10.54999	to	$12.84306	$10,610	0.00%	0.55%	to	2.70%	12.07%	to	14.55%
December 31, 2011	435	$10.49190	to	$11.27814	$4,657	0.00%	0.55%	to	2.70%	-2.05%	to	0.11%

	AST Bond Portfolio 2017
December 31, 2015	1,166	$10.59734	to	$11.21325	$12,879	0.00%	1.90%	to	2.85%	-2.69%	to	-1.74%
December 31, 2014	991	$10.89015	to	$11.41153	$11,150	0.00%	1.90%	to	2.85%	-1.46%	to	-0.50%
December 31, 2013	1,177	$11.05171	to	$11.46858	$13,346	0.00%	1.90%	to	2.85%	-4.85%	to	-3.92%
December 31, 2012	1,847	$11.61498	to	$11.93630	$21,847	0.52%	1.90%	to	2.85%	2.12%	to	3.12%
December 31, 2011	1,836	$11.37404	to	$11.57526	$21,132	0.04%	1.90%	to	2.85%	8.24%	to	9.30%

	AST Bond Portfolio 2021
December 31, 2015	1,175	$12.10885	to	$13.22852	$14,680	0.00%	1.75%	to	2.85%	-1.12%	to	0.03%
December 31, 2014	1,066	$12.24566	to	$13.22419	$13,414	0.00%	1.75%	to	2.85%	4.61%	to	5.83%
December 31, 2013	732	$11.70587	to	$12.61919	$8,756	0.00%	1.50%	to	2.85%	-9.65%	to	-8.38%
December 31, 2012	2,129	$12.95637	to	$13.85470	$28,167	0.78%	1.30%	to	2.85%	3.75%	to	5.42%
December 31, 2011	2,642	$12.48861	to	$13.14210	$33,532	0.06%	1.30%	to	2.85%	16.88%	to	18.76%

	Wells Fargo VT International Equity Portfolio (Class 1)
December 31, 2015	3	$15.17320	to	$15.63069	$39	4.26%	1.50%	to	1.75%	0.54%	to	0.78%
December 31, 2014	3	$15.09234	to	$15.50925	$42	3.01%	1.50%	to	1.75%	-6.93%	to	-6.70%
December 31, 2013	3	$16.21604	to	$16.62307	$52	0.95%	1.50%	to	1.75%	17.88%	to	18.17%
December 31, 2012	16	$13.75687	to	$14.06753	$220	1.65%	1.50%	to	1.75%	11.72%	to	12.00%
December 31, 2011	17	$12.31349	to	$12.56056	$206	0.63%	1.50%	to	1.75%	-14.29%	to	-14.08%

	Wells Fargo VT Omega Growth Portfolio (Class 1)
December 31, 2015	106	$3.04226	to	$3.14141	$324	0.00%	1.50%	to	1.75%	-0.13%	to	0.12%
December 31, 2014	106	$3.04612	to	$3.13770	$324	0.00%	1.50%	to	1.75%	2.30%	to	2.55%
December 31, 2013	107	$2.97767	to	$3.05971	$318	0.32%	1.50%	to	1.75%	37.81%	to	38.15%
December 31, 2012	169	$2.16078	to	$2.21481	$365	0.00%	1.50%	to	1.75%	18.68%	to	18.97%
December 31, 2011	179	$1.82068	to	$1.86164	$326	0.00%	1.50%	to	1.75%	-6.99%	to	-6.75%

A107

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Wells Fargo VT Small Cap Value Portfolio (Class 1)
December 31, 2015	4	$12.40617	to	$12.57408	$50	0.57%	1.50%	to	1.75%	-11.89%	to	-11.67%
December 31, 2014	4	$14.07991	to	$14.23536	$62	0.62%	1.50%	to	1.75%	2.83%	to	3.09%
December 31, 2013	5	$13.69207	to	$13.80927	$65	0.95%	1.50%	to	1.75%	13.05%	to	13.33%
December 31, 2012	5	$12.11133	to	$12.18494	$63	1.15%	1.50%	to	1.75%	12.36%	to	12.64%
December 31, 2011	6	$10.77879	to	$10.81752	$61	0.89%	1.50%	to	1.75%	-8.65%	to	-8.43%

	AST Bond Portfolio 2022 (available January 3, 2011)
December 31, 2015	924	$11.40334	to	$12.35246	$10,940	0.00%	1.30%	to	2.85%	-0.81%	to	0.79%
December 31, 2014	815	$11.49686	to	$12.25614	$9,669	0.00%	1.30%	to	2.85%	7.22%	to	8.95%
December 31, 2013	1,150	$10.72225	to	$11.24906	$12,611	0.00%	1.30%	to	2.85%	-12.32%	to	-10.90%
December 31, 2012	1,737	$12.22859	to	$12.62575	$21,559	0.03%	1.30%	to	2.85%	2.83%	to	4.49%
December 31, 2011	1,302	$11.89255	to	$12.08351	$15,604	0.00%	1.30%	to	2.85%	18.93%	to	20.84%

	AST Quantitative Modeling Portfolio (available May 2, 2011)
December 31, 2015	1,494	$10.11339	to	$12.95739	$17,788	0.00%	0.55%	to	2.40%	-2.20%	to	4.38%
December 31, 2014	471	$10.54716	to	$13.00950	$5,511	0.00%	0.55%	to	2.15%	4.26%	to	5.92%
December 31, 2013	36	$11.59795	to	$12.03673	$425	0.00%	1.30%	to	2.15%	17.54%	to	20.81%
December 31, 2012	7	$9.88459	to	$9.96370	$74	0.04%	1.30%	to	1.80%	11.15%	to	11.69%

	AST BlackRock Global Strategies Portfolio (available April 29, 2011)
December 31, 2015	12,009	$10.40043	to	$11.40201	$129,616	0.00%	0.55%	to	2.55%	-5.41%	to	-3.53%
December 31, 2014	11,411	$10.99564	to	$11.81961	$129,184	0.00%	0.55%	to	2.55%	2.29%	to	4.32%
December 31, 2013	10,680	$10.68726	to	$11.33041	$117,339	0.00%	0.55%	to	2.70%	7.86%	to	10.24%
December 31, 2012	8,594	$9.95090	to	$10.27765	$86,714	0.46%	0.55%	to	2.45%	9.15%	to	11.28%
December 31, 2011	4,835	$9.12583	to	$9.21697	$44,314	0.00%	0.85%	to	2.35%	-8.74%	to	-7.82%

	Wells Fargo VT Opportunity Fund (Class 1) (available August 26, 2011)
December 31, 2015	10	$16.28944	to	$16.46467	$163	0.40%	1.50%	to	1.75%	-4.52%	to	-4.28%
December 31, 2014	10	$17.06026	to	$17.20149	$179	0.30%	1.50%	to	1.75%	8.80%	to	9.07%
December 31, 2013	11	$15.68076	to	$15.77168	$175	0.40%	1.50%	to	1.75%	28.74%	to	29.06%
December 31, 2012	17	$12.18018	to	$12.22072	$210	0.54%	1.50%	to	1.75%	13.81%	to	14.09%
December 31, 2011	25	$10.70255	to	$10.71170	$268	0.00%	1.50%	to	1.75%	4.69%	to	4.78%

	AST Prudential Core Bond Portfolio (available October 31, 2011)
December 31, 2015	1,336	$9.83668	to	$10.92367	$14,106	0.00%	0.55%	to	2.70%	-2.96%	to	-0.82%
December 31, 2014	1,020	$10.12124	to	$11.01361	$10,901	0.00%	0.55%	to	2.70%	2.75%	to	5.48%
December 31, 2013	751	$9.68326	to	$10.37327	$7,694	0.00%	0.85%	to	2.50%	-4.70%	to	-3.14%
December 31, 2012	643	$10.50845	to	$10.70984	$6,835	0.17%	0.85%	to	2.50%	4.49%	to	6.20%
December 31, 2011	36	$10.06003	to	$10.07683	$360	0.00%	1.30%	to	2.25%	0.42%	to	0.58%

	AST Neuberger Berman Core Bond Portfolio (available October 31, 2011) (expired October 16, 2015)
December 31, 2015	—	$9.75124	to	$10.69949	$—	0.00%	0.55%	to	2.85%	-1.23%	to	0.61%
December 31, 2014	497	$9.87300	to	$10.63422	$5,099	0.00%	0.55%	to	2.85%	2.09%	to	4.57%
December 31, 2013	588	$9.66002	to	$10.10259	$5,832	0.00%	0.85%	to	2.35%	-5.12%	to	-3.66%
December 31, 2012	349	$10.31269	to	$10.48627	$3,621	0.23%	0.85%	to	2.25%	2.51%	to	3.98%
December 31, 2011	44	$10.06278	to	$10.07694	$444	0.00%	1.30%	to	2.10%	0.35%	to	0.48%

	AST Bond Portfolio 2023 (available January 3, 2012)
December 31, 2015	97	$9.79799	to	$10.44565	$982	0.00%	1.30%	to	2.85%	-0.22%	to	1.39%
December 31, 2014	1,493	$9.81954	to	$10.30246	$14,973	0.00%	1.30%	to	2.85%	9.41%	to	11.17%
December 31, 2013	3,733	$8.97494	to	$9.26704	$34,013	0.00%	1.30%	to	2.85%	-12.76%	to	-11.35%
December 31, 2012	376	$10.28760	to	$10.45376	$3,908	0.00%	1.30%	to	2.85%	2.88%	to	4.54%

	AST Franklin Templeton Founding Funds Allocation Portfolio (available April 30, 2012) (expired October 16, 2015)
December 31, 2015	—	$11.44832	to	$13.15825	$—	0.00%	0.85%	to	2.85%	-5.11%	to	-3.56%
December 31, 2014	20,694	$11.92878	to	$13.64462	$276,282	0.00%	0.85%	to	2.85%	0.24%	to	2.30%
December 31, 2013	21,362	$11.73153	to	$13.33778	$280,960	0.00%	0.85%	to	2.85%	19.00%	to	23.41%
December 31, 2012	19,511	$10.65915	to	$10.80738	$209,728	0.00%	0.85%	to	2.85%	6.62%	to	8.08%

	AST New Discovery Asset Allocation Portfolio (available April 30, 2012)
December 31, 2015	4,408	$11.40064	to	$12.63270	$52,607	0.00%	0.55%	to	2.85%	-4.06%	to	-1.78%
December 31, 2014	4,050	$11.71380	to	$12.86226	$49,993	0.00%	0.55%	to	2.85%	2.14%	to	4.56%
December 31, 2013	3,288	$11.30516	to	$12.30125	$39,476	0.00%	0.55%	to	2.85%	14.35%	to	18.26%
December 31, 2012	2,285	$10.23818	to	$10.40185	$23,601	0.95%	0.55%	to	2.85%	2.41%	to	4.02%

A108

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Western Asset Emerging Markets Debt Portfolio (available August 20, 2012)
December 31, 2015	36	$8.65469	to	$9.95247	$326	0.00%	0.55%	to	1.95%	-4.97%	to	0.60%
December 31, 2014	25	$9.10774	to	$9.70400	$234	0.00%	0.55%	to	1.95%	-2.95%	to	0.80%
December 31, 2013	12	$9.16475	to	$9.42915	$111	0.00%	1.30%	to	1.95%	-9.33%	to	-8.03%
December 31, 2012	7	$10.38171	to	$10.39933	$68	0.00%	1.30%	to	1.75%	3.83%	to	4.00%

	AST MFS Large-Cap Value Portfolio (available August 20, 2012)
December 31, 2015	571	$10.18463	to	$14.82181	$8,033	0.00%	0.55%	to	2.85%	-3.55%	to	6.06%
December 31, 2014	126	$10.95451	to	$15.01238	$1,827	0.00%	0.55%	to	2.30%	7.68%	to	9.61%
December 31, 2013	101	$12.28936	to	$13.63955	$1,362	0.00%	0.85%	to	2.30%	25.05%	to	33.36%
December 31, 2012	4	$10.18909	to	$10.21028	$40	0.00%	1.30%	to	1.85%	1.91%	to	2.11%

	AST Bond Portfolio 2024 (available January 2, 2013)
December 31, 2015	71	$9.62765	to	$10.10096	$704	0.00%	1.30%	to	2.85%	-0.09%	to	1.52%
December 31, 2014	966	$9.63637	to	$9.94961	$9,468	0.00%	1.30%	to	2.85%	11.33%	to	13.12%
December 31, 2013	1,035	$8.65594	to	$8.79557	$9,045	0.00%	1.30%	to	2.85%	-13.44%	to	-12.04%

	AST AQR Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2015	31	$7.93315	to	$8.26760	$251	0.00%	0.55%	to	1.90%	-17.13%	to	-15.99%
December 31, 2014	15	$9.57322	to	$9.85401	$150	0.00%	0.55%	to	1.90%	-4.97%	to	-2.14%
December 31, 2013	5	$10.07351	to	$10.14041	$53	0.00%	1.15%	to	1.90%	0.75%	to	1.41%

	AST ClearBridge Dividend Growth Portfolio (available February 25, 2013)
December 31, 2015	440	$10.36052	to	$12.75751	$5,391	0.00%	0.55%	to	2.70%	-6.18%	to	7.54%
December 31, 2014	411	$11.05572	to	$13.30316	$5,342	0.00%	0.55%	to	2.70%	9.84%	to	12.98%
December 31, 2013	163	$11.55659	to	$11.74413	$1,895	0.00%	0.85%	to	2.70%	15.59%	to	17.45%

	AST QMA Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2015	44	$7.52225	to	$9.72726	$346	0.00%	0.55%	to	1.70%	-18.26%	to	1.94%
December 31, 2014	16	$9.23266	to	$9.85996	$147	0.00%	0.55%	to	1.55%	-3.95%	to	-2.01%
December 31, 2013	1	$9.61277	to	$9.61912	$13	0.00%	1.45%	to	1.55%	-3.86%	to	-3.80%

	AST Multi-Sector Fixed Income Portfolio (available February 25, 2013)
December 31, 2015	60,419	$9.86464	to	$10.09622	$596,025	0.00%	1.10%	to	1.90%	-4.91%	to	-4.14%
December 31, 2014	34,124	$10.37423	to	$10.53178	$354,014	0.00%	1.10%	to	1.90%	9.06%	to	9.95%
December 31, 2013	10,228	$9.51265	to	$9.57903	$97,295	0.00%	1.10%	to	1.90%	-4.86%	to	-4.20%

	AST BlackRock iShares ETF Portfolio (available April 29, 2013)
December 31, 2015	2,097	$10.32010	to	$10.86804	$22,171	0.00%	0.55%	to	2.45%	-2.18%	to	-0.28%
December 31, 2014	1,565	$10.55060	to	$10.89838	$16,755	0.00%	0.55%	to	2.45%	1.04%	to	3.01%
December 31, 2013	731	$10.44187	to	$10.55835	$7,677	0.00%	0.85%	to	2.45%	4.44%	to	5.59%

	AST Franklin Templeton Founding Funds Plus Portfolio (available April 29, 2013) (expired October 16, 2015)
December 31, 2015	—	$10.10271	to	$10.70465	$—	0.00%	0.55%	to	2.85%	-5.47%	to	-3.70%
December 31, 2014	4,856	$10.68749	to	$11.11626	$53,046	0.00%	0.55%	to	2.85%	-0.36%	to	1.99%
December 31, 2013	2,011	$10.75656	to	$10.87654	$21,750	0.00%	0.85%	to	2.45%	7.59%	to	8.77%

	AST Defensive Asset Allocation Portfolio (available April 29, 2013)
December 31, 2015	2,429	$9.62758	to	$10.05692	$23,950	0.00%	0.85%	to	2.45%	-2.55%	to	-0.95%
December 31, 2014	1,980	$9.87909	to	$10.15307	$19,831	0.00%	0.85%	to	2.45%	2.53%	to	4.21%
December 31, 2013	779	$9.63552	to	$9.74308	$7,550	0.00%	0.85%	to	2.45%	-3.63%	to	-2.56%

	AST AQR Large-Cap Portfolio (available April 29, 2013)
December 31, 2015	27	$10.31617	to	$13.35121	$355	0.00%	0.55%	to	1.90%	-0.21%	to	7.26%
December 31, 2014	35	$11.15982	to	$13.19717	$456	0.00%	0.55%	to	1.85%	11.08%	to	12.55%
December 31, 2013	74	$11.65345	to	$11.70178	$857	0.00%	0.85%	to	1.45%	16.55%	to	17.03%

	AST QMA Large-Cap Portfolio (available April 29, 2013)
December 31, 2015	24	$10.44196	to	$13.61715	$311	0.00%	0.55%	to	1.90%	-0.39%	to	8.62%
December 31, 2014	13	$11.16782	to	$13.48446	$170	0.00%	0.55%	to	1.50%	11.23%	to	14.61%
December 31, 2013	0(1)	$11.69306	to	$11.69306	$3	0.00%	1.45%	to	1.45%	16.94%	to	16.94%

	AST Bond Portfolio 2025 (available January 2, 2014)
December 31, 2015	2,806	$11.08056	to	$11.44066	$31,560	0.00%	1.30%	to	2.85%	-0.91%	to	0.69%
December 31, 2014	288	$11.19944	to	$11.36236	$3,246	0.00%	1.30%	to	2.70%	11.99%	to	13.62%

A109

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Growth Opportunities Portfolio (available February 10, 2014)
December 31, 2015	3,680	$10.43320	to	$10.71721	$38,695	0.00%	0.55%	to	1.95%	-0.48%	to	0.94%
December 31, 2014	1,715	$10.48352	to	$10.61730	$18,044	0.00%	0.55%	to	1.95%	4.85%	to	6.18%

	AST Goldman Sachs Global Growth Allocation Portfolio (available April 28, 2014)
December 31, 2015	276	$10.04789	to	$10.12253	$2,782	0.00%	0.55%	to	0.83%	-1.79%	to	4.89%
December 31, 2014	82	$10.23141	to	$10.25115	$837	0.00%	0.55%	to	0.83%	2.32%	to	2.52%

	AST T. Rowe Price Diversified Real Growth Portfolio (available April 28, 2014)
December 31, 2015	430	$10.06579	to	$10.28399	$4,400	0.00%	0.55%	to	0.86%	-1.02%	to	3.84%
December 31, 2014	159	$10.34076	to	$10.36085	$1,649	0.00%	0.55%	to	0.83%	3.41%	to	3.61%

	AST Prudential Flexible Multi-Strategy Portfolio (available April 28, 2014)
December 31, 2015	540	$9.95940	to	$10.49212	$5,627	0.00%	0.55%	to	0.86%	-0.83%	to	1.37%
December 31, 2014	104	$10.52974	to	$10.55012	$1,101	0.00%	0.55%	to	0.83%	5.30%	to	5.51%

	AST BlackRock Multi-Asset Income Portfolio (available April 28, 2014)
December 31, 2015	494	$9.46604	to	$9.87073	$4,724	0.00%	0.55%	to	0.86%	-4.89%	to	0.26%
December 31, 2014	100	$9.95303	to	$9.97233	$995	0.00%	0.55%	to	0.83%	-0.46%	to	-0.27%

	AST Franklin Templeton K2 Global Absolute Return Portfolio (available April 28, 2014)
December 31, 2015	183	$9.26287	to	$9.95233	$1,707	0.00%	0.55%	to	0.73%	-4.35%	to	0.93%
December 31, 2014	44	$9.68459	to	$9.69330	$430	0.00%	0.55%	to	0.68%	-3.15%	to	-3.06%

	AST Managed Equity Portfolio (available April 28, 2014)
December 31, 2015	135	$10.04261	to	$10.08586	$1,362	0.00%	0.55%	to	0.73%	-2.12%	to	4.46%
December 31, 2014	27	$10.28185	to	$10.29105	$274	0.00%	0.55%	to	0.68%	2.82%	to	2.92%

	AST Managed Fixed Income Portfolio (available April 28, 2014)
December 31, 2015	264	$9.77179	to	$9.84441	$2,594	0.00%	0.55%	to	0.86%	-2.41%	to	-1.06%
December 31, 2014	123	$10.01270	to	$10.03217	$1,230	0.00%	0.55%	to	0.83%	0.13%	to	0.33%

	AST FQ Absolute Return Currency Portfolio (available April 28, 2014)
December 31, 2015	17	$9.08497	to	$10.06741	$155	0.00%	0.55%	to	0.86%	-6.38%	to	-3.25%
December 31, 2014	4	$9.70452	to	$9.71324	$40	0.00%	0.55%	to	0.68%	-2.95%	to	-2.86%

	AST Jennison Global Infrastructure Portfolio (available April 28, 2014)
December 31, 2015	54	$9.26283	to	$9.28317	$505	0.00%	0.55%	to	0.68%	-10.95%	to	-10.83%
December 31, 2014	7	$10.40129	to	$10.41061	$68	0.00%	0.55%	to	0.68%	4.02%	to	4.11%

	AST Goldman Sachs Strategic Income Portfolio (available April 28, 2014)
December 31, 2015	20	$9.44066	to	$9.85997	$185	0.00%	0.55%	to	0.73%	-2.92%	to	-0.98%
December 31, 2014	9	$9.72436	to	$9.73320	$91	0.00%	0.55%	to	0.68%	-2.75%	to	-2.66%

	AST Legg Mason Diversified Growth Portfolio (available November 24, 2014)
December 31, 2015	789	$9.65663	to	$9.77688	$7,654	0.00%	0.85%	to	1.95%	-2.84%	to	-1.75%
December 31, 2014	5	$9.94406	to	$9.94406	$49	0.00%	1.45%	to	1.45%	-0.55%	to	-0.55%

	AST Bond Portfolio 2026 (Available January 2, 2015)
December 31, 2015	382	$9.83155	to	$9.99012	$3,786	0.00%	1.30%	to	2.85%	-1.68%	to	-0.10%

	AST AB Global Bond Portfolio (available July 13, 2015)
December 31, 2015	30	$9.91954	to	$10.05358	$298	0.00%	0.55%	to	0.86%	-0.90%	to	0.54%

	AST Goldman Sachs Global Income Portfolio (available July 13, 2015)
December 31, 2015	4	$10.11344	to	$10.11344	$40	0.00%	0.55%	to	0.55%	1.14%	to	1.14%

	AST Morgan Stanley Multi-Asset Portfolio (available July 13, 2015)
December 31, 2015	3	$9.43510	to	$9.43510	$26	0.00%	0.55%	to	0.55%	-5.64%	to	-5.64%

	AST Wellington Management Global Bond Portfolio (available July 13, 2015)
December 31, 2015	19	$10.09710	to	$10.10343	$194	0.00%	0.55%	to	0.68%	0.98%	to	1.04%

	AST Neuberger Berman Long/Short Portfolio (available July 13, 2015)
December 31, 2015	16	$9.53894	to	$9.83983	$157	0.00%	0.55%	to	0.73%	-4.61%	to	-0.05%

	AST Wellington Management Real Total Return Portfolio (available July 13, 2015)
December 31, 2015	7	$9.38940	to	$9.39520	$66	0.00%	0.55%	to	0.68%	-6.10%	to	-6.04%

	AST QMA International Core Equity Portfolio (available July 13, 2015)
December 31, 2015	6	$9.30695	to	$9.30695	$57	0.00%	0.55%	to	0.55%	-7.60%	to	-7.60%

A110

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Managed Alternatives Portfolio (available July 13, 2015)
December 31, 2015	57	$9.64856	to	$9.79147	$555	0.00%	0.55%	to	0.86%	-3.51%	to	-1.88%

	AST Emerging Managers Diversified Portfolio (available July 13, 2015)
December 31, 2015	12	$9.70442	to	$10.01474	$116	0.00%	0.55%	to	0.73%	-2.95%	to	2.05%

	AST Columbia Adaptive Risk Allocation Portfolio (available July 13, 2015)
December 31, 2015	39	$9.61469	to	$9.87115	$383	0.00%	0.55%	to	0.73%	-3.85%	to	0.79%

	AST IVY Asset Strategy Portfolio (available July 13, 2015)
December 31, 2015	50	$9.13025	to	$10.03927	$462	0.00%	0.55%	to	0.86%	-8.69%	to	3.12%

	Blackrock Global Allocation V.I. Fund (Class 3) (available August 24, 2015)
December 31, 2015	143	$9.95939	to	$9.97066	$1,424	1.44%	0.55%	to	0.86%	1.58%	to	1.70%

	JP Morgan Insurance Trust Income Builder Portfolio (Class 2) (available August 24, 2015)
December 31, 2015	54	$9.98314	to	$9.98970	$534	5.36%	0.55%	to	0.73%	2.00%	to	2.07%

________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2015 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 1,000 units and/or $1,000 in net assets.

(2)	Amount is less than 0.01%.

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

A.	Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the Contracts may exceed related charges by Pruco Life of New Jersey. The daily mortality risk and expense risk charges are assessed through the reduction in unit values.

A111

Note 7:	Financial Highlights (Continued)

B.	Administration Charge

The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the Contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

The following are the combined mortality risk, expense risk, and administration charges of the respective Contracts.

Asset-Based Charge Level	Description of When Applicable
0.55%	Premier Investment Variable Annuity B Series - No Optional Benefits
0.55%	Premier Retirement Advisor – No Optional Benefits
0.68%	Premier Investment Variable Annuity C Series – No Optional Benefits
0.70%	Premier Investment Variable Annuity B Series with Return of Premium Death Benefit (0.73% for Contracts issued on or after 8/24/2015)
0.83%	Premier Investment Variable Annuity C Series with Return of Premium Death Benefit (0.86% for Contracts issued on or after 8/24/2015)
0.85%	Premier Retirement Variable Annuity - No Optional Benefits
0.95%	Premier Bb Series – No Optional Benefits
Premier Retirement Advisor – With HAV
1.10%	Prudential Defined Income – No Optional Benefits
1.15%	Premier B Series – No Optional Benefits
Premier Retirement Advisor – With HD GRO II OR GRO Plus II
1.20%	Premier Bb Series with HAV
1.30%	Premier Bb Series - with HD GRO
Premier Retirement B – No Optional Benefits
1.35%	Discovery Choice Basic – No Optional Benefits
Premier Bb Series – with HAV
1.40%	No Optional Benefits
Discovery Select Variable Annuity
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus
Strategic Partners Plus Enhanced – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Strategic Partners Advisor
Premier B Series with HAV
1.45%	Premier Bb with GMIB
Premier Retirement B Share – No Optional Benefits
Premier Retirement C – No Optional Benefits, after 9th anniversary (“Cliff” year)
Premier Retirement L – No Optional Benefits, after 9th anniversary (“Cliff” year)
1.50%	No Optional Benefits
Strategic Partners Annuity One Enhanced – Bonus Version
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
Premier L Series
Premier B Series with HD GRO
1.52%	Strategic Partners Select GMDB with Step Up and Roll Up
1.55%	Premier X Series – No Optional Benefits
Premier B Series with HAV
Premier Bb Series with LT5 or HD5
Premier Bb Series with HD GRO

A112

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Premier Bb Series with HD GRO and HAV
Premier Retirement Advisor – With HAV and HD GRO II OR HAV and GRO Plus II
1.60%	No Optional Benefits
Strategic Partners FlexElite
GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Plus
Strategic Partners Plus Enhanced – Non Bonus Version
1.65%	Discovery Choice Enhanced – No Optional Benefit
GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Strategic Partners Advisor with GMDB with Step Up and Roll Up
1.70%	GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced – Bonus Version
Strategic Partners Plus Enhanced – Bonus Version
GMDB with-Greater of Roll Up and Step Up
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Plus Enhanced – Non Bonus Version
GMDB with Step Up and Roll Up
Strategic Partners Plus
Strategic Partners Plus Enhanced – Non Bonus Version
Premier Bb Series with SLT5 and GMIB and HAV
Premier Retirement B – With HAV
Premier Retirement L – No Optional Benefits
1.75%	Premier B Series with LT5 or HD5 or HD GRO
GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
Premier B Series with HD GRO and HAV Premier L Series with HAV
Premier Retirement C – No Optional Benefits
1.80%	Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
Strategic Partners Plus Enhanced – Bonus Version with GMDB with Step Up and Roll Up
Strategic Partners Annuity One Enhanced – Bonus Version with GMDB with Greater of Roll Up and Step Up
Premier X Series with HAV
Premier Bb Series with LT5 or HD5 and HAV
Premier Bb Series with HD GRO and HAV
1.85%	Premier L Series with HD GRO
Premier Retirement X – No Optional Benefits
1.90%	Premier B Series with SLT5
Premier L Series with HAV
Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
Premier X Series with HD GRO
Premier Retirement B – With HD GRO II OR GRO Plus II
Premier Retirement L – No Optional Benefits
Prudential Defined Income – With Defined Income Benefit
1.95%	Premier X Series with HAV
Premier Bb Series with HD GRO and HAV
Premier Retirement C Share – No Optional Benefits
2.00%	With LT5 or HD5

A113

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus Enhanced – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Strategic Partners Advisor
Premier B Series with LT5
Premier B Series with HD5 and HAV Premier B Series with HD GRO and HAV
2.10%	With LT5 or HD5
Strategic Partners Annuity One Enhanced – Bonus Version
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
Premier L Series
Premier L Series with HD GRO
Premier L Series with HD GRO and HAV Premier Retirement L – With HAV
2.15%	With SLT5
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Premier B Series with HD GRO and HAV Premier X Series with LT5 or HD5
Premier X Series with HD GRO
Premier X Series with HD GRO and HAV Premier Retirement C – With HAV
2.20%	With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Plus Enhanced – Non Bonus Version
2.25%	With SLT5
Premier L Series
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
Premier Retirement X – With HAV
2.30%	Premier X Series with SLT5
Strategic Partners Plus Enhanced – Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
Strategic Partners Annuity One Enhanced – Non Bonus Version
With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced – Bonus Version
Strategic Partners Plus Enhanced – Bonus Version
Premier Retirement B – With HAV and HD GRO II OR HAV and GRO Plus II
Premier Retirement L – With HD GRO II OR GRO Plus II
2.35%	With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
Premier L Series with LT5
Premier L Series with HD5 and HAV
Premier L Series with HD GRO and HAV
Premier Retirement C – With HD GRO II OR GRO Plus II
2.40%	With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
Strategic Partners Annuity One Enhanced – Bonus Version
With LT5 or HD5 and GMDB with Step Up and Roll Up

A114

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Strategic Partners Plus Enhanced – Bonus Version Premier X Series with LT5
Premier X Series with HD5 and HAV
Premier X Series with HD GRO and HAV
2.45%	Premier Retirement X – With HD GRO II OR GRO Plus II
2.50%	Premier L Series with HD GRO and HAV
2.55%	Premier X Series with HD GRO and HAV
2.70%	Premier Retirement L – With HAV and HD GRO II OR HAV and GRO Plus II
2.75%	Premier Retirement C – With HAV and HD GRO II OR HAV and GRO Plus II
2.85%	Premier Retirement X – With HAV and HD GRO II OR HAV and GRO Plus II

C.	Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.	Other Related Charges

For Highest Daily Lifetime Income v3.0, Spousal Highest Daily Lifetime Income v3.0, Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

For Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven Plus, and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option, the optional benefit fee is assessed against the greater of the unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product).

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.

Annuity payments—represent periodic payments distributed under the terms of the Contract.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment.

Other charges—are various Contract level charges as described in charges and expenses in Note 7, which are assessed through the redemptions of units.

Note 9:	Subsequent Event

Subsequent to year-end, Prudential Financial self reported to the Securities and Exchange Commission and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain Portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefiting Prudential Financial. The restriction has been removed and Prudential Financial is in the process of implementing a remediation plan for the benefit of such Portfolios.  The remediation plan and all aspects related to it will be under ongoing evaluation by the respective Boards of Trustees of the Portfolios and will be subject to their approval.

A115

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account
and the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2015, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 11, 2016

A116

Company Financial Information

Appendix B

B-1

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company of New Jersey (together with its consolidated subsidiary, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2015, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2015.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 10, 2016

Pruco Life Insurance Company of New Jersey
Consolidated Statements of Financial Position
As of December 31, 2015 and December 31, 2014 (in thousands, except share amounts)

	December 31, 2015	December 31, 2014
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2015-$1,087,582; 2014–$911,279)	$1,105,195	$973,483
Equity securities, available-for-sale, at fair value (cost: 2015–$18,275; 2014–$8,291)	17,084	8,295
Trading account assets, at fair value	15,491	9,679
Policy loans	185,508	182,560
Short-term investments	715	15,469
Commercial mortgage and other loans	248,209	283,057
Other long-term investments	60,454	47,855
Total investments	1,632,656	1,520,398
Cash and cash equivalents	160,737	100,919
Deferred policy acquisition costs	468,743	457,420
Accrued investment income	16,644	14,768
Reinsurance recoverables	1,634,696	1,436,470
Receivables from parent and affiliates	35,689	42,825
Deferred sales inducements	63,043	76,534
Other assets	6,413	8,161
Separate account assets	11,613,148	11,376,940
TOTAL ASSETS	$15,631,769	$15,034,435
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$1,680,586	$1,475,803
Future policy benefits and other policyholder liabilities	1,450,110	1,342,111
Cash collateral for loaned securities	3,030	4,455
Income taxes	(2,631)	11,672
Short-term debt to affiliates	24,000	24,000
Long-term debt to affiliates	92,000	97,000
Payables to parent and affiliates	8,441	7,309
Other liabilities	96,476	80,138
Separate account liabilities	11,613,148	11,376,940
TOTAL LIABILITIES	14,965,160	14,419,428
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)
EQUITY
Common stock ($5 par value; 400,000 shares authorized, issued and outstanding)	2,000	2,000
Additional paid-in capital	208,314	210,818
Retained earnings	444,514	368,450
Accumulated other comprehensive income	11,781	33,739
TOTAL EQUITY	666,609	615,007
TOTAL LIABILITIES AND EQUITY	$15,631,769	$15,034,435
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	2015	2014	2013
REVENUES
Premiums	$14,991	$14,323	$14,893
Policy charges and fee income	197,535	181,086	156,811
Net investment income	68,891	67,872	68,653
Asset administration fees	38,370	38,264	33,752
Other income	2,495	2,558	3,410
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(1,093)	(103)	—
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	32	79	—
Other realized investment gains (losses), net	6,814	(73,246)	22,581
Total realized investment gains (losses), net	5,753	(73,270)	22,581
TOTAL REVENUES	328,035	230,833	300,100
BENEFITS AND EXPENSES
Policyholders’ benefits	27,399	26,605	22,893
Interest credited to policyholders’ account balances	50,047	45,830	17,173
Amortization of deferred policy acquisition costs	59,327	37,692	(44,181)
General, administrative and other expenses	101,835	102,665	73,006
TOTAL BENEFITS AND EXPENSES	238,608	212,792	68,891
INCOME FROM OPERATIONS BEFORE INCOME TAXES	89,427	18,041	231,209
Total income tax expense (benefit)	13,363	(10,224)	65,366
NET INCOME	$76,064	$28,265	$165,843
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(86)	(125)	38
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	(31,993)	30,963	(42,217)
Reclassification adjustment for (gains) losses included in net income	(1,702)	(5,242)	(4,511)
Net unrealized investment gains (losses)	(33,695)	25,721	(46,728)
Other comprehensive income (loss), before tax	(33,781)	25,596	(46,690)
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	(30)	(44)	13
Net unrealized investment gains (losses)	(11,793)	9,002	(16,355)
Total	(11,823)	8,958	(16,342)
Other comprehensive income (loss), net of tax	(21,958)	16,638	(30,348)
COMPREHENSIVE INCOME	$54,106	$44,903	$135,495
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2012	$2,000	$211,049	$409,342	$47,449	$669,840
Contributed/(distributed) capital- parent/child asset transfers		98			98
Dividend to parent			(155,000)		(155,000)
Comprehensive income (loss):
Net income (loss)			165,843		165,843
Other comprehensive income (loss), net of tax				(30,348)	(30,348)
Total comprehensive income (loss)					135,495
Balance, December 31, 2013	$2,000	$211,147	$420,185	$17,101	$650,433
Contributed/(distributed) capital- parent/child asset transfers		(329)			(329)
Dividend to parent			(80,000)		(80,000)
Comprehensive income (loss):
Net income (loss)			28,265		28,265
Other comprehensive income (loss), net of tax				16,638	16,638
Total comprehensive income (loss)					44,903
Balance, December 31, 2014	$2,000	$210,818	$368,450	$33,739	$615,007
Contributed/(distributed) capital- parent/child asset transfers		(2,504)			(2,504)
Comprehensive income (loss):
Net income (loss)			76,064		76,064
Other comprehensive income (loss), net of tax				(21,958)	(21,958)
Total comprehensive income (loss)					54,106
Balance, December 31, 2015	$2,000	$208,314	$444,514	$11,781	$666,609
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Cash Flows
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	2015	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$76,064	$28,265	$165,843
Adjustments to reconcile net income to net cash provided by operating activities:
Policy charges and fee income	8,047	6,016	7,462
Interest credited to policyholders’ account balances	50,047	45,830	17,173
Realized investment (gains) losses, net	(5,753)	73,270	(22,581)
Amortization and other non-cash items	(13,050)	(12,397)	(11,323)
Change in:
Future policy benefits and other policyholder liabilities	157,138	152,600	148,527
Reinsurance recoverables	(153,690)	(121,292)	(157,241)
Accrued investment income	(1,876)	257	757
Net payables to/receivables from parent and affiliates	4,807	(2,502)	(959)
Deferred policy acquisition costs	(698)	(22,515)	(98,081)
Income taxes	(1,132)	(20,576)	73,312
Deferred sales inducements	(678)	(842)	(1,793)
Derivatives, net	1,049	1,530	(620)
Other, net	17,406	(8,265)	7,255
Cash flows from operating activities	$137,681	$119,379	$127,731
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$124,482	$151,419	$239,272
Short-term investments	99,898	47,153	20,680
Policy loans	23,785	27,422	24,664
Ceded policy loans	(1,799)	(3,453)	(3,527)
Commercial mortgage and other loans	37,099	21,258	25,683
Other long-term investments	3,310	210	2,110
Equity securities, available-for-sale	2,122	7,808	6,650
Trading account assets	—	—	1,499
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(301,629)	(168,537)	(148,365)
Short-term investments	(83,642)	(57,434)	(23,631)
Policy loans	(21,128)	(22,786)	(17,687)
Ceded policy loans	2,981	2,166	2,224
Commercial mortgage and other loans	(2,096)	(10,989)	(96,841)
Other long-term investments	(1,411)	(2,479)	(8,946)
Equity securities, available-for-sale	(12,032)	(15,551)	(5,253)
Trading account assets	(5,999)	(10,000)	—
Notes receivable from parent and affiliates, net	3,432	(3,060)	(2,235)
Derivatives, net	(293)	(306)	(51)
Other, net	(55)	233	(123)
Cash flows from (used in) investing activities	$(132,975)	$(36,926)	$16,123
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	$383,590	$271,937	$230,627
Ceded policyholders’ account deposits	(146,920)	(93,043)	(124,909)
Policyholders’ account withdrawals	(178,765)	(130,985)	(130,982)
Ceded policyholders’ account withdrawals	4,972	6,991	10,785
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(1,425)	374	1,947
Dividend to parent	—	(80,000)	(155,000)
Contributed (distributed) capital - parent/child asset transfers	(3,852)	(506)	150
Proceeds from the issuance of debt (maturities longer than 90 days)	45,000	28,000	32,000
Repayments of debt (maturities longer than 90 days)	(50,000)	(24,000)	(24,000)
Drafts outstanding	2,512	(943)	5,573
Cash flows from (used in) financing activities	$55,112	$(22,175)	$(153,809)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	59,818	60,278	(9,955)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	100,919	40,641	50,596
CASH AND CASH EQUIVALENTS, END OF YEAR	$160,737	$100,919	$40,641
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net of refunds	$14,494	$10,352	$(7,265)
Interest paid	$3,123	$2,810	$2,341
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company of New Jersey, or “PLNJ”, is a wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). Prudential Insurance is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors.
PLNJ has one subsidiary, formed in 2009 for the purpose of holding certain commercial loans and other investments. PLNJ and its subsidiary are together referred to as the the ("Company", "we" or "our") and all financial information is shown on a consolidated basis.
Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.	SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
Investments and Investment Related Liabilities
The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual lives of the investments. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on DAC, deferred sales inducements (“DSI”), future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).
Trading account assets, at fair value represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”
Equity securities, available-for-sale, at fair value are comprised of common stock and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.
Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.
Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans are included in “Net investment income”.
Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.
The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.
The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.
The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an OTTI is recognized.
When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.
For debt securities, the split between the amount of an OTTI recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into Net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.
Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.
Deferred Policy Acquisition Costs
Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.
DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.
Deferred sales inducements
The Company offers various types of sales inducements to contractholders primarily related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 6 for additional information regarding sales inducements.
Reinsurance recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 12.
Separate Account Assets and Liabilities
Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities and real estate related investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 6 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”.
Other Assets and Other Liabilities
Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Future Policy Benefits
The Company’s liability for future policy benefits includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 6. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 6 and Note 9.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.
Policyholders’ Account Balances
The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.
Securities repurchase and resale agreements and securities loaned transactions
Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”; however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”).
Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income”; however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Contingent Liabilities
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives.
See Note 6 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.
Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.
Asset Administration Fees
The Company receives asset administration fee income on contractholders’ account balances invested in The Prudential Series Funds or “PSF”, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust (see Note 12). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Derivatives are recorded either as assets, within “Trading account assets, at fair value” or “Other long-term investments”, or as liabilities, within “Other liabilities”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net”.
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.
When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.
The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value”.
The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and “Reinsurance recoverables” or “Other liabilities”, respectively. Changes in the fair value are determined using valuation models as described in Note 9 and are recorded in “Realized investment gains (losses), net”.
Short-Term and Long-Term Debt
Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 12 for additional information regarding short-term and long-term debt.
Income Taxes
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.
Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.
The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.
See Note 8 for additional information regarding income taxes.
Adoption of New Accounting Pronouncements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

In August 2014, the Financial Accounting Standards Board (“FASB”) issued updated guidance (Accounting Standards Update (“ASU”) 2014-14, Receivables-Troubled Debt Restructurings by Creditors (Subtopic 310-40): Classification of Certain Government-Guaranteed Mortgage Loans upon Foreclosure) requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance became effective for annual periods and interim periods within those annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In June 2014, the FASB issued updated guidance (ASU 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures) that requires repurchase-to-maturity transactions to be accounted for as secured borrowings and eliminates existing guidance for repurchase financings. The guidance also requires new disclosures for certain transactions accounted for as secured borrowings and for transfers accounted for as sales when the transferor also retains substantially all of the exposure to the economic return on the transferred financial assets. Accounting changes and new disclosures for transfers accounted for as sales under the new guidance were effective for the first interim or annual period beginning after December 15, 2014 and did not have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures. Disclosures for certain transactions accounted for as secured borrowings were effective for interim periods beginning after March 15, 2015 and are included in Note 3.
In January 2014, the FASB issued updated guidance (ASU 2014-04, Receivables-Troubled Debt Restructuring by Creditors (Subtopic 310-40): Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure) for troubled debt restructurings clarifying when an in-substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance became effective for annual periods and interim periods within those annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In December 2013, the FASB issued updated guidance (ASU 2013-12, Definition of a Public Business Entity-An Addition to the Master Glossary) establishing a single definition of a public entity for use in financial accounting and reporting guidance. The new guidance became effective for all current and future reporting periods and did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In July 2013, the FASB issued updated guidance (ASU 2013-11, Income Taxes (Topic 740)) Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists) regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In July 2013, the FASB issued new guidance (ASU 2013-10, Derivatives and Hedging (Topic 815): Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes) regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting in addition to the United States Treasury rate and London Interbank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance became effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In December 2011 and January 2013, the FASB issued updated guidance (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities) regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). The new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. The new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 10.
Future Adoption of New Accounting Pronouncements
In May 2014, the FASB issued updated guidance (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)) on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. In August 2015, the FASB issued an update to defer the original effective date of this guidance. As a result of the deferral, the new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2017, and must be applied using one of two retrospective application methods. Early adoption is permitted only for annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.
In August 2014, the FASB issued updated guidance (ASU 2014-13, Consolidation (Topic 810): Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity) for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or the financial liabilities, whichever is more observable. If adopted, the guidance eliminates the measurement difference that exists when both are measured at fair value. The Company adopted the updated guidance effective January 1, 2016, and applied the modified retrospective method of adoption. This guidance did not have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.
In February 2015, the FASB issued updated guidance (ASU 2015-02, Consolidation (Topic 810): Amendments to Consolidation Analysis) that modifies the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company adopted the updated guidance effective January 1, 2016. This guidance did not have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.
In January 2016, the FASB issued updated guidance (ASU 2016-01, Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial assets and financial liabilities. The guidance revises an entity’s accounting related to the classification and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The guidance also amends certain disclosure requirements associated with the fair value of financial instruments. The new guidance is effective for annual periods and interim reporting periods within those annual periods beginning after December 15, 2017. Early adoption is not permitted except for the provisions related to the presentation of certain fair value changes for financial liabilities measured at fair value. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

3.	INVESTMENTS
Fixed Maturities and Equity Securities
The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$23,582	$3,010	$—	$26,592	$—
Obligations of U.S. states and their political subdivisions	127,734	4,048	409	131,373	—
Foreign government bonds	8,211	29	1,122	7,118	—
Public utilities	152,580	5,656	2,374	155,862	—
All other U.S. public corporate securities	291,835	13,145	5,306	299,674	(45)
All other U.S. private corporate securities	162,781	3,718	3,458	163,041	—
All other foreign public corporate securities	29,507	1,432	1,359	29,580	—
All other foreign private corporate securities	163,641	2,824	6,629	159,836	—
Asset-backed securities (1)	47,898	606	258	48,246	(79)
Commercial mortgage-backed securities	62,355	2,126	41	64,440	—
Residential mortgage-backed securities (2)	17,458	1,982	7	19,433	(177)
Total fixed maturities, available-for-sale	$1,087,582	$38,576	$20,963	$1,105,195	$(301)
Equity securities, available-for-sale
Common stocks:
Mutual funds	$18,275	$28	$1,219	$17,084
Non-redeemable preferred stocks	—	—	—	—
Total equity securities, available-for-sale	$18,275	$28	$1,219	$17,084

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $0.5 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2014 (4)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$23,991	$3,590	$—	$27,581	$—
Obligations of U.S. states and their political subdivisions	39,343	1,846	—	41,189	—
Foreign government bonds	6,344	149	—	6,493	—
Public utilities	109,686	10,305	21	119,970	—
All other U.S. public corporate securities	226,026	23,017	390	248,653	(45)
All other U.S. private corporate securities	191,898	8,273	256	199,915	—
All other foreign public corporate securities	25,086	2,388	83	27,391	—
All other foreign private corporate securities	154,450	7,316	1,182	160,584	—
Asset-backed securities (1)	38,069	1,295	152	39,212	(79)
Commercial mortgage-backed securities	74,610	3,487	13	78,084	—
Residential mortgage-backed securities (2)	21,776	2,643	8	24,411	(242)
Total fixed maturities, available-for-sale	$911,279	$64,309	$2,105	$973,483	$(366)
Equity securities, available-for-sale
Common stocks:
Mutual funds	$8,238	$83	$118	$8,203
Non-redeemable preferred stocks	53	39	—	92
Total equity securities, available-for-sale	$8,291	$122	$118	$8,295

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $0.6 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation.
The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2015, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$56,384	$54,298
Due after one year through five years	207,606	216,519
Due after five years through ten years	157,830	158,671
Due after ten years	538,051	543,588
Asset-backed securities	47,898	48,246
Commercial mortgage-backed securities	62,355	64,440
Residential mortgage-backed securities	17,458	19,433
Total	$1,087,582	$1,105,195
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.
The following table depicts the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	2015	2014	2013
	(in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$4,300	$49,137	$108,332
Proceeds from maturities/repayments	119,987	102,303	131,032
Gross investment gains from sales, prepayments and maturities	2,689	5,160	5,704
Gross investment losses from sales and maturities	—	(249)	(1,379)
Equity securities, available-for-sale
Proceeds from sales	$2,122	$7,808	$6,650
Gross investment gains from sales	74	456	587
Gross investment losses from sales	—	—	(395)
Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(1,061)	$(25)	$—
Writedowns for impairments on equity securities	—	—	(6)

(1)
Excludes the portion of OTTI recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in “Other comprehensive income (loss)” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

	Year Ended December 31,
	2015	2014
	(in thousands)
Balance, beginning of period	$663	$716
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(46)	(42)
Additional credit loss impairments recognized in the current period on securities previously impaired	26	—
Increases due to the passage of time on previously recorded credit losses	21	21
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(13)	(32)
Balance, end of period	$651	$663
Trading Account Assets
The following table sets forth the composition of “Trading account assets” as of the dates indicated:

	December 31, 2015		December 31, 2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Trading account assets	(in thousands)
Fixed maturities	$10,000	$8,441	$10,000	$9,679
Equity securities	5,999	7,050	—	—
Total trading account assets	$15,999	$15,491	$10,000	$9,679
The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income,” was $(0.2) million, $(0.3) million and $0.3 million during the years ended December 31, 2015, 2014 and 2013, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2015		December 31, 2014
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$79,481	33.1%	$89,817	32.6%
Retail	62,881	26.2	64,149	23.3
Industrial	25,059	10.4	35,190	12.8
Office	21,058	8.8	29,997	10.9
Other	17,803	7.4	18,061	6.6
Hospitality	23,176	9.6	23,725	8.6
Total commercial mortgage loans	229,458	95.5	260,939	94.8
Agricultural property loans	10,769	4.5	14,479	5.2
Total commercial mortgage and agricultural property loans by property type	240,227	100.0%	275,418	100.0%
Valuation allowance	(428)		(771)
Total net commercial mortgage and agricultural property loans by property type	239,799		274,647
Other loans
Uncollateralized loans	8,410		8,410
Valuation allowance	—		—
Total net other loans	8,410		8,410
Total commercial mortgage and other loans	$248,209		$283,057

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States (with the largest concentrations in Illinois (17%), Texas (16%), and New York (11%)) and include loans secured by properties in Europe at December 31, 2015.
Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

	December 31, 2015	December 31, 2014	December 31, 2013
	(in thousands)
Allowance for credit losses, beginning of year	$771	$1,785	$1,162
Addition to (release of) allowance for losses	(343)	(1,014)	623
Total ending balance (1)	$428	$771	$1,785

(1)	Agricultural loans represent less than $0.1 million of the ending allowance at December 31, 2015, 2014 and 2013.
The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2015	December 31, 2014
	(in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment (1)	$—	$—
Collectively evaluated for impairment (2)	428	771
Total ending balance	$428	$771
Recorded Investment (3):
Gross of reserves: individually evaluated for impairment (1)	$—	$—
Gross of reserves: collectively evaluated for impairment (2)	248,637	283,828
Total ending balance, gross of reserves	$248,637	$283,828

(1)	There were no loans individually evaluated for impairment at both December 31, 2015 and 2014.

(2)
Agricultural loans collectively evaluated for impairment had a recorded investment of $10.8 million and $14.5 million at December 31, 2015 and 2014, respectively, and an allowance of less than $0.1 million at December 31, 2015 and 2014. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8.4 million at December 31, 2015 and 2014 and no related allowance at both period ends.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. There were no impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and no related allowance for losses at both December 31, 2015 and 2014.
Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at both December 31, 2015 and 2014. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.
The following tables set forth certain key credit quality indicators as of December 31, 2015 and 2014, based upon the recorded investment gross of allowance for credit losses.
Total commercial mortgage and agricultural property loans

	Debt Service Coverage Ratio - December 31, 2015
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$158,983	$1,993	$—	$160,976
60%-69.99%	60,849	—	—	60,849
70%-79.99%	11,312	2,687	—	13,999
Greater than 80%	—	2,938	1,465	4,403
Total commercial mortgage and agricultural property loans	$231,144	$7,618	$1,465	$240,227

	Debt Service Coverage Ratio - December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$162,454	$—	$1,634	$164,088
60%-69.99%	84,761	—	4,878	89,639
70%-79.99%	14,389	2,796	—	17,185
Greater than 80%	2,991	—	1,515	4,506
Total commercial mortgage and agricultural property loans	$264,595	$2,796	$8,027	$275,418
As of both December 31, 2015 and 2014, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.
Based upon the recorded investment gross of allowance for credit losses, there were no commercial mortgage and other loans in nonaccrual status as of both December 31, 2015 and 2014. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.
For the years ended December 31, 2015 and 2014, there were no commercial mortgage and other loans acquired, other than those through direct origination, nor were there any commercial mortgage and other loans sold.
The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2015 and 2014, the Company had no significant commitments to borrowers that have been involved in a troubled debt restructuring. As of both December 31, 2015 and 2014, there were no new troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding each respective year. See Note 2 for additional information related to the accounting for troubled debt restructurings.
As of both December 31, 2015 and 2014, the Company did not have any foreclosed residential real estate property.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Other Long-Term Investments
The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated.

	2015	2014
	(in thousands)
Company’s investment in separate accounts	$1,853	$1,606
Joint ventures and limited partnerships	41,106	38,920
Derivatives	17,495	7,329
Total other long-term investments	$60,454	$47,855

As of both December 31, 2015 and 2014, the Company had no significant equity method investments.

Net Investment Income
Net investment income for the years ended December 31, was from the following sources:

	2015	2014	2013
	(in thousands)
Fixed maturities, available-for-sale	$44,959	$44,073	$46,071
Trading account assets	866	119	11
Commercial mortgage and other loans	13,528	13,686	13,831
Policy loans	10,335	10,127	9,901
Short-term investments and cash equivalents	218	79	63
Other long-term investments	2,632	3,103	2,105
Gross investment income	72,538	71,187	71,982
Less: investment expenses	(3,647)	(3,315)	(3,329)
Net investment income	$68,891	$67,872	$68,653

There were no non-income producing assets as of December 31, 2015. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2015.

As of both December 31, 2015 and 2014, the Company had no significant low income housing tax credit investments.
Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2015	2014	2013
	(in thousands)
Fixed maturities	$1,628	$4,786	$4,325
Equity securities	74	456	186
Commercial mortgage and other loans	343	1,015	(623)
Short-term investments and cash equivalents	—	2	2
Joint ventures and limited partnerships	320	210	(13)
Derivatives	3,388	(79,739)	18,704
Realized investment gains (losses), net	$5,753	$(73,270)	$22,581
Accumulated Other Comprehensive Income (Loss)
The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses) (1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2012	$43	$47,406	$47,449
Change in component during period (2)	25	(30,373)	(30,348)
Balance, December 31, 2013	$68	$17,033	$17,101
Change in component during period (2)	(81)	16,719	16,638
Balance, December 31, 2014	$(13)	$33,752	$33,739
Change in other comprehensive income before reclassifications	(86)	(31,993)	(32,079)
Amounts reclassified from AOCI	—	(1,702)	(1,702)
Income tax benefit (expense)	30	11,793	11,823
Balance, December 31, 2015	$(69)	$11,850	$11,781

(1)	Includes cash flow hedges of $5.7 million, $0.2 million and $(3.1) million as of December 31, 2015, 2014 and 2013, respectively.

(2)	Net of taxes.
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate (3)	$249	$230	$(237)
Net unrealized investment gains (losses) on available-for-sale securities (4)	1,453	5,012	4,748
Total net unrealized investment gains (losses)	1,702	5,242	4,511
Total reclassifications for the period	$1,702	$5,242	$4,511

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 10 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains and losses on securities classified as “available-for-sale” and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders' Account Balances(1)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2012	$230	$95	$164	$(172)	$317
Net investment gains (losses) on investments arising during the period	126	—	—	(44)	82
Reclassification adjustment for (gains) losses included in net income	(132)	—	—	46	(86)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	(723)	—	253	(470)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(12)	4	(8)
Balance, December 31, 2013	$224	$(628)	$152	$87	$(165)
Net investment gains (losses) on investments arising during the period	13	—	—	(5)	8
Reclassification adjustment for (gains) losses included in net income	(12)	—	—	4	(8)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	77	—	(27)	50
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(30)	11	(19)
Balance, December 31, 2014	$225	$(551)	$122	$70	$(134)
Net investment gains (losses) on investments arising during the period	(20)	—	—	7	(13)
Reclassification adjustment for (gains) losses included in net income	6	—	—	(2)	4
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	744	—	(260)	484
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	18	(6)	12
Balance, December 31, 2015	$211	$193	$140	$(191)	$353

(1)	Balances are net of reinsurance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders' Account Balances(2)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2012	$89,750	$(26,309)	$9,001	$(25,354)	$47,088
Net investment gains (losses) on investments arising during the period	(49,387)	—	—	17,285	(32,102)
Reclassification adjustment for (gains) losses included in net income	(4,379)	—	—	1,534	(2,845)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	14,655	—	(5,129)	9,526
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(6,875)	2,406	(4,469)
Balance, December 31, 2013	$35,984	$(11,654)	$2,126	$(9,258)	$17,198
Net investment gains (losses) on investments arising during the period	32,609	—	—	(11,413)	21,196
Reclassification adjustment for (gains) losses included in net income	(5,230)	—	—	1,830	(3,400)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	(4,521)	—	1,582	(2,939)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	2,816	(985)	1,831
Balance, December 31, 2014	$63,363	$(16,175)	$4,942	$(18,244)	$33,886
Net investment gains (losses) on investments arising during the period	(38,860)	—	—	13,600	(25,260)
Reclassification adjustment for (gains) losses included in net income	(1,708)	—	—	598	(1,110)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	10,509	—	(3,678)	6,831
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(4,385)	1,535	(2,850)
Balance, December 31, 2015	$22,795	$(5,666)	$557	$(6,189)	$11,497

(1)	Includes cash flow hedges. See Note 10 for information on cash flow hedges.

(2)	Balances are net of reinsurance.
Net Unrealized Gains (Losses) on Investments by Asset Class
The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	2015	2014	2013
	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$211	$225	$224
Fixed maturity securities, available-for-sale - all other	17,402	61,979	37,569
Equity securities, available-for-sale	(1,191)	4	25
Derivatives designated as cash flow hedges (1)	5,651	159	(3,057)
Other investments	933	1,221	1,447
Net unrealized gains (losses) on investments	$23,006	$63,588	$36,208

(1)	See Note 10 for more information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

	2015
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions	$10,312	$409	$—	$—	$10,312	$409
Foreign government bonds	3,079	271	1,813	851	4,892	1,122
Public utilities	58,351	2,374	—	—	58,351	2,374
All other U.S. public corporate securities	76,154	4,478	7,342	828	83,496	5,306
All other U.S. private corporate securities	52,647	3,458	—	—	52,647	3,458
All other foreign public corporate securities	8,252	835	1,295	524	9,547	1,359
All other foreign private corporate securities	41,343	2,712	26,304	3,917	67,647	6,629
Asset-backed securities	18,052	141	10,672	117	28,724	258
Commercial mortgage-backed securities	12,059	35	398	6	12,457	41
Residential mortgage-backed securities	361	7	—	—	361	7
Total	$280,610	$14,720	$47,824	$6,243	$328,434	$20,963
Equity securities, available-for-sale	$12,145	$931	$3,712	$288	$15,857	$1,219

	2014(1)
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions	$—	$—	$—	$—	$—	$—
Public utilities	4,733	21	—	—	4,733	21
All other U.S. public corporate securities	6,101	361	3,194	29	9,295	390
All other U.S. private corporate securities	—	—	14,548	256	14,548	256
All other foreign public corporate securities	1,738	83	—	—	1,738	83
All other foreign private corporate securities	20,747	1,112	3,775	70	24,522	1,182
Asset-backed securities	1,988	5	11,387	147	13,375	152
Commercial mortgage-backed securities	9,016	9	402	4	9,418	13
Residential mortgage-backed securities	456	8	—	—	456	8
Total	$44,779	$1,599	$33,306	$506	$78,085	$2,105
Equity securities, available-for-sale	$5,882	$118	$—	$—	$5,882	$118

(1)	Prior period amounts are presented on a basis consistent with the current period presentation.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The gross unrealized losses on fixed maturity securities at December 31, 2015 and 2014, were composed of $16.8 million and $1.2 million, respectively, related to high or highest quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $4.2 million and $0.9 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2015, the $6.2 million of gross unrealized losses of twelve months or more were concentrated in the consumer non-cyclical, capital goods and finance sectors of the Company’s corporate securities. At December 31, 2014, the $0.5 million of gross unrealized losses of twelve months or more were concentrated in the consumer cyclical and finance sectors of the Company’s corporate securities and in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at December 31, 2015 or 2014. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to general credit spread widening and foreign currency exchange rate movements. At December 31, 2015, the Company does not intend to sell these securities and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of its remaining amortized cost basis.
At both December 31, 2015 and 2014, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%. In accordance with its policy described in Note 2, the Company concluded that an adjustment for OTTI for these equity securities was not warranted at either December 31, 2015 or 2014.
Securities Lending and Repurchase Agreements
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of December 31, 2015, the Company had $3 million of securities lending transactions recorded as "Cash collateral loaned for securities," all of which were corporate securities. The remaining contractual maturity of all securities lending transactions is overnight and continuous. As of December 31, 2015, the Company had no repurchase transactions.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2015	2014
	(in thousands)
Fixed maturity securities, available-for-sale	$2,905	$4,269
Total securities pledged	$2,905	$4,269
As of December 31, 2015 and 2014, the carrying amount of the associated liabilities supported by the pledged collateral was $3 million and $5 million, respectively, all of which was “Cash collateral for loaned securities.”
In the normal course of business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. The fair value of this collateral was $97 million and $38 million at December 31, 2015 and 2014, respectively, none of which had either been sold or repledged.
Fixed maturities of less than $1 million at December 31, 2015 and 2014, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.	DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, were as follows:

	2015	2014	2013
	(in thousands)
Balance, beginning of year	$457,420	$439,315	$327,832
Capitalization of commissions, sales and issue expenses	60,024	60,207	53,901
Amortization- Impact of assumption and experience unlocking and true-ups	6,125	23,034	(15,114)
Amortization- All other	(65,452)	(60,726)	59,295
Change in unrealized investment gains and losses	10,626	(4,410)	13,402
Balance, end of year	$468,743	$457,420	$439,315

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

DAC include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR Term, Term Re, and PAR U, as well as reductions for the initial balance transferred to PAR U at inception of the coinsurance agreement (see Note 12).
Ceded capitalization was $52 million, $41 million and $48 million in 2015, 2014 and 2013, respectively. Ceded amortization amounted to $18 million, $28 million and $10 million in 2015, 2014 and 2013, respectively. The ceded portion of the impact of changes in unrealized gains (losses) resulted in decreases in the deferred acquisition cost asset of $8 million and $20 million in 2015 and 2013, respectively, and an increase in the deferred acquisition cost asset of $10 million in 2014.

5.	POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31, for the years indicated were as follows:

	2015	2014
	(in thousands)
Life insurance	$974,108	$889,556
Individual annuities and supplementary contracts	23,297	20,220
Other contract liabilities	452,705	432,335
Total future policy benefits and other policyholder liabilities	$1,450,110	$1,342,111
Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.3% to 7.0%.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present value range from 0.0% to 7.3%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the above table. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 0.9% to 4.4%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 are as follows:

	2015	2014
	(in thousands)
Universal life contracts	$1,246,611	$1,090,721
Individual annuities	258,299	222,252
Guaranteed interest accounts	30,164	32,217
Other	145,512	130,613
Total policyholders’ account balances	$1,680,586	$1,475,803
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for universal life contracts range from 0.6% to 4.5%. Interest crediting rates for individual annuities range from 0.1% to 4.9%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 5.3%. Interest crediting rates range from 0.5% to 3.5% for other.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

6.	CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits and other policyholder liabilities”. As of December 31, 2015 and 2014, the Company had the following guarantees associated with these contracts, by product and guarantee type:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015		December 31, 2014
	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)
	(in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value	$6,770,691	N/A	$6,546,610	N/A
Net amount at risk	$37,256	N/A	$2,887	N/A
Average attained age of contractholders	63 years	N/A	62 years	N/A
Minimum return or contract value
Account value	$1,935,482	$8,013,005	$2,020,664	$7,837,167
Net amount at risk	$83,010	$214,361	$10,123	$100,125
Average attained age of contractholders	66 years	64 years	65 years	62 years
Average period remaining until earliest expected annuitization	N/A	0	N/A	0.02 years

(1)	Includes income and withdrawal benefits as described herein

	December 31, 2015	December 31, 2014
	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$692,364	$726,853
General account value	$552,888	$440,913
Net amount at risk	$12,072,957	$9,970,707
Average attained age of contractholders	53 years	52 years
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2015	December 31, 2014
	(in thousands)
Equity funds	$5,048,026	$5,120,921
Bond funds	3,102,431	2,836,575
Money market funds	313,040	402,526
Total	$8,463,497	$8,360,022
In addition to the above mentioned amounts invested in separate account investment options, $243 million and $207 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options as of December 31, 2015 and 2014, respectively. For the years ended December 31, 2015, 2014 and 2013 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits and other policyholder liabilities” and the related changes in the liabilities are included in “Policyholders' benefits”. Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits and other policyholder liabilities”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	GMDB		GMIB	GMWB/GMIWB/GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balances as of December 31, 2012	$2,611	$33,079	$2,290	$116,672	$154,652
Incurred guarantee benefits (1)	116	6,802	(1,277)	(154,862)	(149,221)
Paid guarantee benefits	(147)	—	(52)	—	(199)
Other	109	2,574	12	—	2,695
Balance as of December 31, 2013	$2,689	$42,455	$973	$(38,190)	$7,927
Incurred guarantee benefits (1)	5,428	20,545	915	467,026	493,914
Paid guarantee benefits	(264)	(1,050)	—	—	(1,314)
Other	141	7,262	6	—	7,409
Balance as of December 31, 2014	$7,994	$69,212	$1,894	$428,836	$507,936
Incurred guarantee benefits (1)	3,409	25,049	(424)	20,236	48,270
Paid guarantee benefits	(720)	(5,174)	(12)	—	(5,906)
Other	(102)	(4,911)	(12)	—	(5,025)
Balance as of December 31, 2015	$10,581	$84,176	$1,446	$449,072	$545,275

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, adjusted for cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Sales Inducements
The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Deferred sales inducements” in the Company’s Consolidated Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2015	2014	2013

	(in thousands)
Balance, beginning of year	$76,534	$88,350	$70,728
Capitalization	678	842	1,793
Amortization- Impact of assumption and experience unlocking and true-ups	1,348	3,108	1,799
Amortization- All other	(16,144)	(15,733)	13,501
Change in unrealized investment gains (losses)	627	(33)	529
Balance, end of year	$63,043	$76,534	$88,350

7.	STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income of the Company amounted to $62 million, $60 million and $81 million for the years ended December 31, 2015, 2014 and 2013, respectively. Statutory surplus of the Company amounted to $410 million and $352 million at December 31, 2015 and 2014, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $67 million in 2016 without prior approval. The Company did not pay a dividend in 2015. The Company paid dividends to Pruco Life of $80 million and $155 million in 2014 and 2013 respectively.

8.	INCOME TAXES
The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2015	2014	2013

	(in thousands)
Current tax expense (benefit):
U.S. Federal	$21,849	$21,129	$33,370
Total	21,849	21,129	33,370
Deferred tax expense (benefit):
U.S. Federal	(8,486)	(31,353)	31,996
Total	(8,486)	(31,353)	31,996
Total income tax expense (benefit) from operations	13,363	(10,224)	65,366
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(11,823)	8,958	(16,342)
Additional paid-in capital	(1,348)	(177)	53
Total income tax expense (benefit)	$192	$(1,443)	$49,077

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The Company’s actual income tax expense (benefit) for the years ended December 31 differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from operations before income taxes for the following reasons:

	2015	2014	2013
	(in thousands)
Expected federal income tax expense (benefit)	$31,299	$6,314	$80,923
Non-taxable investment income	(16,021)	(13,891)	(13,840)
Tax credits	(2,008)	(2,884)	(1,789)
Other	93	237	72
Total income tax expense (benefit) on income from continuing operations	$13,363	$(10,224)	$65,366
The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above, and as a result, is a major reason for the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2014 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts and the Company’s taxable income before the DRD.
In August 2007, the Internal IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and making Revenue Ruling 2007-61 obsolete. These activities had no impact on the Company’s 2013, 2014 or 2015 results. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.
Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2015	2014
	(in thousands)
Deferred tax assets
Insurance reserves	$149,569	$152,757
Deferred tax assets	149,569	152,757
Deferred tax liabilities
Deferred policy acquisition costs	105,590	107,495
Deferred sales inducements	22,065	26,787
Net unrealized gains on securities	6,074	22,200
Investments	5,251	6,884
Other	701	1,161
Deferred tax liabilities	139,681	164,527
Net deferred tax asset (liability)	$9,888	$(11,770)
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2015, and 2014.
Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s income (loss) from operations before income taxes includes income from domestic operations of $89 million, $18 million and $231 million, and no income from foreign operation for the years ended December 31, 2015, 2014 and 2013, respectively.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). As of December 31, 2015 and 2014, the Company recognized nothing in the Consolidated Statements of Operations and Comprehensive Income and recognized no liabilities in the Consolidated Statements of Financial Position for tax-related interest and penalties. The Company had no unrecognized tax benefits for the years ended December 31, 2015, 2014 and 2013. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
At December 31, 2015, the Company remains subject to examination in the U.S. for tax years 2007 through 2015.
For tax years 2007 through 2016, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions program are available to resolve the disagreements in a timely manner before the tax returns are filed.

9.	FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value ("NAV")), certain short-term investments and certain cash equivalents, and certain over-the-counter ("OTC") derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, certain real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2015
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$26,592	$—	$—	$26,592
Obligations of U.S. states and their political subdivisions	—	131,373	—	—	131,373
Foreign government bonds	—	7,118	—	—	7,118
U.S. corporate public securities	—	401,754	—	—	401,754
U.S. corporate private securities	—	204,659	9,781	—	214,440
Foreign corporate public securities	—	29,580	—	—	29,580
Foreign corporate private securities	—	154,191	8,028	—	162,219
Asset-backed securities (5)	—	23,100	25,146	—	48,246
Commercial mortgage-backed securities	—	64,440	—	—	64,440
Residential mortgage-backed securities	—	19,433	—	—	19,433
Sub-total	—	1,062,240	42,955	—	1,105,195
Trading account assets:
Equity securities	—	—	7,050	—	7,050
Corporate securities	—	8,441	—	—	8,441
Sub-total	—	8,441	7,050	—	15,491
Equity securities, available-for-sale	—	17,084	—	—	17,084
Short-term investments	715	—	—	—	715
Cash equivalents	30,998	31,982	—	—	62,980
Other long-term investments	—	16,245	222	(364)	16,103
Reinsurance recoverables	—	—	356,337	—	356,337
Receivables from parent and affiliates	—	8,966	3,511	—	12,477
Sub-total excluding separate account assets	31,713	1,144,958	410,075	(364)	1,586,382
Separate account assets (2)	—	11,605,964	7,184	—	11,613,148
Total assets	$31,713	$12,750,922	$417,259	$(364)	$13,199,530
Future policy benefits (3)	$—	$—	$449,073	$—	$449,073
Payables to parent and affiliates	—	364	—	(364)	—
Total liabilities	$—	$364	$449,073	$(364)	$449,073

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2014(4)
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$27,581	$—	$—	$27,581
Obligations of U.S. states and their political subdivisions	—	41,189	—	—	41,189
Foreign government bonds	—	6,493	—	—	6,493
U.S. corporate public securities	—	316,274	537	—	316,811
U.S. corporate private securities	—	243,251	5,818	—	249,069
Foreign corporate public securities	—	27,390	—	—	27,390
Foreign corporate private securities	—	158,802	4,441	—	163,243
Asset-backed securities (5)	—	29,120	10,092	—	39,212
Commercial mortgage-backed securities	—	78,084	—	—	78,084
Residential mortgage-backed securities	—	24,411	—	—	24,411
Sub-total	—	952,595	20,888	—	973,483
Trading account assets:
Corporate securities	—	9,679	—	—	9,679
Sub-total	—	9,679	—	—	9,679
Equity securities, available-for-sale	—	8,203	92	—	8,295
Short-term investments	470	14,999	—	—	15,469
Cash equivalents	40,000	21,259	—	—	61,259
Other long-term investments	—	8,753	253	(1,424)	7,582
Reinsurance recoverables	—	—	339,982	—	339,982
Receivables from parent and affiliates	—	10,013	4,594	—	14,607
Sub-total excluding separate account assets	40,470	1,025,501	365,809	(1,424)	1,430,356
Separate account assets (2)	—	11,370,061	6,879	—	11,376,940
Total assets	$40,470	$12,395,562	$372,688	$(1,424)	$12,807,296
Future policy benefits (3)	$—	$—	$428,837	$—	$428,837
Payables to parent and affiliates	—	1,424	—	(1,424)	—
Total liabilities	$—	$1,424	$428,837	$(1,424)	$428,837

(1)	“Netting” amounts represent the impact of offsetting asset and liability positions held within the same counterparty, subject to master netting arrangements.

(2)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(3)
For the year ended December 31, 2015, the net embedded derivative liability position of $449 million includes $76 million of embedded derivatives in an asset position and $525 million of embedded derivatives in a liability position. For the year ended December 31, 2014, the net embedded derivative liability position of $429 million includes $62 million of embedded derivatives in an asset position and $491 million of embedded derivatives in a liability position.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation.

(5)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2015 and 2014, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Trading Account Assets – Trading account assets consist of corporate securities, whose fair values are determined consistent with similar instruments described above under “Fixed maturity Securities” and below under “Equity Securities.”
Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.
Derivative Instruments – Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
To reflect the market’s perception of the Company's counterparty’s NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.
Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.
Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity whose fair value are determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Other Liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future Policy Benefits.” The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the optional living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of future expected rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Transfers between Levels 1 and 2 – Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2. During the year ended December 31, 2014, $58 million was transferred from Level 1 to Level 2.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Level 3 Assets and Liabilities by Price Source – The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2015
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$17,809	$—	$17,809
Asset-backed securities	66	25,080	25,146
Equity securities	—	7,050	7,050
Other long-term investments	—	222	222
Reinsurance recoverables	356,337	—	356,337
Receivables from parent and affiliates		3,511	3,511
Subtotal excluding separate account assets	374,212	35,863	410,075
Separate account assets	7,184	—	7,184
Total assets	$381,396	$35,863	$417,259
Future policy benefits	$449,073	$—	$449,073
Total liabilities	$449,073	$—	$449,073

	As of December 31, 2014
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$10,258	$538	$10,796
Asset-backed securities	101	9,991	10,092
Equity securities	92	—	92
Other long-term investments	—	253	253
Reinsurance recoverables	339,982	—	339,982
Receivables from parent and affiliates	—	4,594	4,594
Subtotal excluding separate account assets	350,433	15,376	365,809
Separate account assets	6,879	—	6,879
Total assets	$357,312	$15,376	$372,688
Future policy benefits	$428,837	$—	$428,837
Total liabilities	$428,837	$—	$428,837

(1)	Represents valuations reflecting both internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

	As of December 31, 2015
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$17,809	Discounted cash flow	Discount rate	5.76%	7.98%	6.71%	Decrease
Reinsurance recoverables	$356,337	Fair values are determined in the same manner as future policy benefits.
Liabilities:
Future policy benefits (2)	$449,073	Discounted cash flow	Lapse rate (3)	0%	14%		Decrease
			NPR spread (4)	0.06%	1.76%		Decrease
			Utilization rate (5)	56%	96%		Increase
			Withdrawal rate (6)	74%	100%		Increase
			Mortality rate (7)	0%	14%		Decrease
			Equity volatility curve	17%	28%		Increase

	As of December 31, 2014
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$10,258	Discounted cash flow	Discount rate	10.47%	10.55%	10.48%	Decrease
Reinsurance recoverables	$339,982	Fair values are determined in the same manner as future policy benefits.
Liabilities:
Future policy benefits (2)	$428,837	Discounted cash flow	Lapse rate (3)	0%	14%		Decrease
			NPR spread (4)	0%	1.30%		Decrease
			Utilization rate (5)	63%	96%		Increase
			Withdrawal rate (6)	74%	100%		Increase
			Mortality rate (7)	0%	14%		Decrease
			Equity volatility curve	17%	28%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(3)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(4)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(5)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(6)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(7)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Separate Account Assets – In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statements of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statements of Operations and Comprehensive Income. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:
Real Estate and Other Invested Assets – Separate account assets include $7.2 and $6.9 million of investments in real estate as of December 31, 2015 and 2014, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company’s equity in net assets of the entities. In general, these fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 4.75% to 10.00% (6.07% weighted average) as of December 31, 2015 and 5.00% to 10.00% (6.68% weighted average) as of December 31, 2014 and discount rates which ranged from 6.00% to 11.00% (6.95% weighted average) as of December 31, 2015 and 6.75% to 11.00% (7.66% weighted average) as of December 31, 2014.
Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.
The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.
Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 assets and liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2015
	Fixed Maturities - Available-For-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset-Backed Securities	Trading Account Assets - Equity Securities	Equity Securities, Available-For-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$537	$5,818	$—	$4,441	$10,092	$—	$92
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(67)	—	(973)	7	—	52
Asset management fees and other income	—	—	—	—	—	1,051	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—	—
Included in other comprehensive income (loss)	(8)	(186)	5	280	(106)	—	(39)
Net investment income	(1)	7	—	(22)	(12)	—	—
Purchases	—	13,610	364	537	17,727	—	—
Sales	—	(4,437)	—	(69)	(2,000)	—	—
Issuances	—	—	—	—	—	—	—
Settlements	—	(4,964)	—	(5,475)	(789)	—	(105)
Transfers into Level 3 (2)	—	—	—	9,309	9,404	—	—
Transfers out of Level 3 (2)	(528)	—	(369)	—	(9,177)	—	—
Other (4)	—	—	—	—	—	5,999	—
Fair value, end of period	$—	$9,781	$—	$8,028	$25,146	$7,050	$—
Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$1,051	$—

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Other Long- term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$253	$339,982	$4,594	$6,879	$(428,837)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(7)	(35,413)	—	—	44,114
Asset management fees and other income	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	305	—
Included in other comprehensive income (loss)	9	—	(53)	—	—
Net investment income	8	—	1	—	—
Purchases	—	51,768	—	—	—
Sales	—	—	—	—	—
Issuances	(41)	—	—	—	(64,350)
Settlements	—	—	—	—	—
Transfers into Level 3 (2)	—	—	3,964	—	—
Transfers out of Level 3 (2)	—	—	(4,995)	—	—
Fair value, end of period	$222	$356,337	$3,511	$7,184	$(449,073)
Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$(28,430)	$—	$—	$35,179
Asset management fees and other income	$(7)	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$304	$—

	Year Ended December 31, 2014(6)
	Fixed Maturities Available-For-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset-Backed Securities (7)	Equity Securities, Available-For-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$—	$270	$—	$4,092	$16,023	$79
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	168	58	—
Asset management fees and other income	—	—	—	—	—	—
Included in other comprehensive income (loss)	6	519	—	(76)	—	13
Net investment income	(5)	—	—	43	(45)	—
Purchases	869	10,030	—	660	40	—
Sales	—	(5,001)	—	(253)	—	—
Issuances	—	—	—	—	—	—
Settlements	—	—	—	(193)	(5,752)	—
Transfers into Level 3 (2)	537	—	—	—	7,938	—
Transfers out of Level 3 (2)	(870)	—	—	—	(8,170)	—
Fair value, end of period	$537	$5,818	$—	$4,441	$10,092	$92
Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$—

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

			Year Ended December 31, 2014
	Other Long-term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$—	$(43,340)	$3,138	$6,692	$38,190
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	335,729	—	—	(409,978)
Asset management fees and other income	(6)	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	187	—
Included in other comprehensive income (loss)	—	—	(84)	—	—
Net investment income	—	—	—	—	—
Purchases	66	47,593	4,000	—	—
Sales	—	—	—	—	—
Issuances	—	—	—	—	(57,049)
Settlements	(2)	—	—	—	—
Transfers into Level 3 (2)	—	—	992	—	—
Transfers out of Level 3 (2)	—	—	(3,452)	—	—
Other (4) (5)	195	—	—	—	—
Fair value, end of period	$253	$339,982	$4,594	$6,879	$(428,837)
Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$—	$335,135	$—	$—	$(409,525)
Asset management fees and other income	$(6)	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$187	$—

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2013(6)
	Fixed Maturities Available-For-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset-Backed Securities (7)	Trading Account Assets- Equity Securities	Equity Securities, Available-For-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$916	$863	$—	$4,294	$18,301	$1,390	$1,067
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(88)	—	1	—	—	483
Asset management fees and other income	—	—	—	—	—	109	—
Included in other comprehensive income (loss)	29	40	—	(164)	86	—	11
Net investment income	(4)	—	—	40	244	—	—
Purchases	—	251	—	101	12,016	—	—
Sales	—	(1)	—	—	—	(1,499)	(1,482)
Issuances	—	—	—	—	—	—	—
Settlements	—	(795)	—	(180)	(5,109)	—	—
Transfers into Level 3 (2)	—	—	—	—	—	—	—
Transfers out of Level 3 (2)	(941)	—	—	—	(7,518)	—	—
Other (4)	$—	$—	$—	$—	$(1,997)	$—	$—
Fair value, end of period	$—	$270	$—	$4,092	$16,023	$—	$79
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$25	$—

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2013
	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits	Other Liabilities
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$998	$6,201	$(116,673)	$85,164
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	204,349	(169,386)
Asset management fees and other income	—	491	—	—
Interest credited to policyholders’ account balances	—	—	—	—
Included in other comprehensive income (loss)	(9)	—	—	—
Net investment income	—	—	—	—
Purchases	3,648	—	—	40,882
Sales	(2,497)	—	—	—
Issuances	—	—	(49,486)	—
Settlements	—	—	—	—
Transfers into Level 3 (2)	—	—	—	—
Transfers out of Level 3 (2)	(999)	—	—	—
Other (4) (5)	1,997	—	—	—
Fair value, end of period	3,138	6,692	38,190	(43,340)
Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$202,622	$(168,474)
Asset management fees and other income	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$491	$—	$—

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Other primarily represents reclassifications of certain assets between reporting categories.

(5)
Reinsurance of variable annuity living benefit features that were classified as “Other Liabilities” at 2013 and were reclassified to “Reinsurance Recoverables” at 2014 as they were in a net asset position.

(6)	Prior period amounts are presented on a basis consistent with the current period presentation.

(7)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
Transfers – Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.
Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$—	$8,540	$245,041	$253,581	$248,209
Policy loans	—	—	185,508	185,508	185,508
Other long-term investments	—	—	1,402	1,402	1,340
Cash and cash equivalents	1,158	96,599	—	97,757	97,757
Accrued investment income	—	16,644	—	16,644	16,644
Receivables from parent and affiliates	—	23,212	—	23,212	23,212
Other assets	—	2,664	—	2,664	2,664
Total assets	$1,158	$147,659	$431,951	$580,768	$575,334
Liabilities:
Policyholders’ account balances - investment contracts	$—	$145,502	$41,262	$186,764	$187,827
Cash collateral for loaned securities	—	3,030	—	3,030	3,030
Short-term debt to affiliates	—	24,188	—	24,188	24,000
Long-term debt to affiliates	—	92,470	—	92,470	92,000
Payables to parent and affiliates	—	8,441	—	8,441	8,441
Other liabilities	—	39,009	—	39,009	39,009
Total liabilities	$—	$312,640	$41,262	$353,902	$354,307

	December 31, 2014 (2)
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$—	$8,486	$287,293	$295,779	$283,057
Policy loans	—	—	182,560	182,560	182,560
Other long-term investments	—	—	1,278	1,278	1,128
Cash and cash equivalents	1,612	38,048	—	39,660	39,660
Accrued investment income	—	14,768	—	14,768	14,768
Receivables from parent and affiliates	—	25,148	—	25,148	25,155
Other assets	—	3,141	—	3,141	3,141
Total assets	$1,612	$89,591	$471,131	$562,334	$549,469
Liabilities:
Policyholders’ account balances - investment contracts	$—	$140,116	$10,783	$150,899	$152,557
Cash collateral for loaned securities	—	4,455	—	4,455	4,455
Short-term debt to affiliates	—	24,251	—	24,251	24,000
Long-term debt to affiliates	—	97,862	—	97,862	97,000
Payables to parent and affiliates	—	4,244	—	4,244	4,244
Other liabilities	—	34,432	—	34,432	34,432
Total liabilities	$—	$305,360	$10,783	$316,143	$316,688

(1)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

(2)	Prior period amounts are presented on a basis consistent with current period presentation.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.
Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. Other loan valuations are primarily based upon the present value of the expected future cash flows discounted at the appropriate local government bond rate and local market swap rates or credit default swap spreads, plus an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon and the weighted average life of the loans.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Other Long-Term Investments
Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s share of the net asset value (“NAV”) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2015 and 2014.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parent and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under “Short-Term and Long-Term Debt”.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received or paid.
Short-Term and Long-Term Debt
The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

10.	DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.
Credit Contracts
Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to affiliates, Pruco Re and Pruco Life. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

	December 31, 2015			December 31, 2014
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Currency Swaps	$54,443	$5,572	$—	$44,221	$840	$(691)
Total Qualifying Hedges	$54,443	$5,572	$—	$44,221	$840	$(691)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$57,201	$6,076	$—	$57,200	$6,269	$—
Credit
Credit Default Swaps	7,275	268	(222)	7,275	150	(451)
Currency/Interest Rate
Foreign Currency Swaps	24,715	3,597	—	25,370	1,049	(171)
Currency
Forwards	550	5	—	—	—	—
Equity
Equity Options	30,501	2,341	(142)	1,875,551	446	(112)
Total Non-Qualifying Hedges	$120,242	$12,287	$(364)	$1,965,396	$7,914	$(734)
Total Derivatives (1)	$174,685	$17,859	$(364)	$2,009,617	$8,754	$(1,425)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of the embedded derivatives related to living benefit feature was a net liability of $449 million and $429 million as of December 31, 2015 and 2014, respectively, included in “Future policy benefits.” The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re and Pruco Life was a net asset of $356 million and $340 million as of December 31, 2015 and 2014, respectively, included in “Reinsurance Recoverables”.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and reinsurance recoverables), and repurchase and reverse repurchase agreements, that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$16,245	$(364)	$15,881	$(15,157)	$724
Securities purchased under agreement to resell	96,599	—	96,599	(96,599)	—
Total Assets	$112,844	$(364)	$112,480	$(111,756)	$724
Offsetting of Financial Liabilities:
Derivatives	$364	$(364)	$—	$—	$—
Securities sold under agreement to repurchase	—	—	—	—	—
Total Liabilities	$364	$(364)	$—	$—	$—

	December 31, 2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$8,753	$(1,424)	$7,329	$(7,194)	$135
Securities purchased under agreement to resell	38,048	—	38,048	(38,048)	—
Total Assets	$46,801	$(1,424)	$45,377	$(45,242)	$135
Offsetting of Financial Liabilities:
Derivatives	$1,424	$(1,424)	$—	$—	$—
Securities sold under agreement to repurchase	—	—	—	—	—
Total Liabilities	$1,424	$(1,424)	$—	$—	$—

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$247	$301	$5,492
Total qualifying hedges	—	247	301	5,492
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	1,675	—	—	—
Currency	19	—	—	—
Currency/Interest Rate	2,729	—	55	—
Credit	152	—	—	—
Equity	856	—	—	—
Embedded Derivatives	(2,043)	—	—	—
Total non-qualifying hedges	3,388	—	55	—
Total	$3,388	$247	$356	$5,492

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2014
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$(58)	$288	$3,216
Total qualifying hedges	—	(58)	288	3,216
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	4,713	—	—	—
Currency/Interest Rate	1,445	—	25	—
Credit	(43)	—	—	—
Equity	(720)	—	—	—
Embedded Derivatives	(85,134)	—	—	—
Total non-qualifying hedges	(79,739)	—	25	—
Total	$(79,739)	$(58)	$313	$3,216

	Year Ended December 31, 2013
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$64	$(301)	$(1,730)
Total qualifying hedges	—	64	(301)	(1,730)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(4,050)	—	—	—
Currency/Interest Rate	(110)	—	12	—
Credit	(1,016)	—	—	—
Equity	(3,875)	—	—	—
Embedded Derivatives	27,755	—	—	—
Total non-qualifying hedges	18,704	—	12	—
Total	$18,704	$64	$(289)	$(1,730)

(1)	Amounts deferred in AOCI.
For the years ended December 31, 2015, 2014 and 2013, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2012	$(1,327)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013	(1,493)
Amount reclassified into current period earnings	(237)
Balance, December 31, 2013	(3,057)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	3,446
Amount reclassified into current period earnings	(230)
Balance, December 31, 2014	159
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	5,741
Amount reclassified into current period earnings	(249)
Balance, December 31, 2015	$5,651

Using December 31, 2015 values, it is estimated that a pre-tax gain of approximately less than $1 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2016, offset by amounts pertaining to the hedged items. As of December 31, 2015 and 2014, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 15 years. Income amounts deferred in AOCI as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” within OCI in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Credit Derivatives
The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2015 and 2014.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of both December 31, 2015 and 2014, the Company had $7 million of outstanding notional amounts reported at fair value as an asset of less than $1 million and a liability of less than $1 million, respectively.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.
The Company has credit risk exposure to an affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

11.	COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS
Commitments
The Company has made commitments to fund commercial loans. As of December 31, 2015 and 2014, the outstanding balance on this commitment was $4 million and $0.2 million, respectively. The Company has made commitments to purchase or fund investments, mostly private fixed maturities. As of both December 31, 2015 and 2014, $1 million of this commitment was outstanding.
Contingent Liabilities
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $1 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Escheatment Audit and Claims Settlement Practices Market Conduct Exam
In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.
The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.
Securities Lending Matter
In February 2016, Prudential Financial self-reported to the SEC, and notified other regulators, that in some cases it failed to maximize securities lending income due to a long-standing restriction benefitting the Company and Prudential Financial that limited the availability of loanable securities for certain of the Company's separate account investments. The restriction has been

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

removed and Prudential Financial intends to implement a remediation plan for the benefit of customers. Prudential Financial intends to fully cooperate with regulators in this matter.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

12.	RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for each of the years ended December 31, 2015, 2014 and 2013. The expense charged to the Company for the deferred compensation program was $1 million for each of the years ended December 31, 2015, 2014 and 2013.
The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $3 million, $3 million and $2 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee’s 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2015, 2014 and 2013.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s products. Commissions and fees paid by the Company to PAD were $73 million, $83 million and $75 million during the years ended December 31, 2015, 2014 and 2013, respectively.
Corporate Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $1,660 million at December 31, 2015 and $1,546 million at December 31, 2014. Fees related to these COLI policies were $26 million, $26 million and $22 million for the years ended December 31, 2015, 2014 and 2013, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty.
Reinsurance with Affiliates
The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), Pruco Re, Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), and Prudential Term Reinsurance Company (“Term Re”), and its parent companies, Pruco Life and Prudential Insurance, in order to provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage the statutory capital for its individual life business, facilitate its capital market hedging program and align accounting methodology for the assets and liabilities of living benefit riders contained in annuities contracts. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.
Effective April 1, 2008, the Company entered into an agreement to reinsure certain COLI policies with Pruco Life.
Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for universal life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains (losses), net”. The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re and to Pruco Life. The reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 10 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	December 31, 2015	December 31, 2014
	(in thousands)
Reinsurance recoverables	$1,634,696	$1,436,470
Policy loans	(12,989)	(11,388)
Deferred policy acquisition costs	(252,795)	(211,128)
Other liabilities	47,421	37,934
The reinsurance recoverables by counterparty are broken out below.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Reinsurance Recoverables
	December 31, 2015	December 31, 2014
	(in thousands)
PARCC	$496,591	$482,487
PAR Term	142,068	116,930
Prudential Insurance	30,079	27,652
PAR U	560,188	446,182
Pruco Life	29,796	17,469
Pruco Re	336,653	332,741
Term Re	37,391	11,039
Unaffiliated	1,930	1,970
Total reinsurance recoverables	$1,634,696	$1,436,470
Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	2015	2014	2013
	(in thousands)
Premiums:
Direct	$205,978	$193,928	$186,778
Assumed	—	—	—
Ceded	(190,987)	(179,605)	(171,885)
Net premiums	14,991	14,323	14,893
Policy charges and fee income:
Direct	314,357	287,766	239,758
Assumed	—	—	—
Ceded	(116,822)	(106,680)	(82,947)
Net policy charges and fee income	197,535	181,086	156,811
Net investment income:
Direct	69,371	68,364	69,157
Assumed	—	—	—
Ceded	(480)	(492)	(504)
Net investment income	68,891	67,872	68,653
Other income :
Direct	2,495	2,558	3,410
Assumed & Ceded	—	—	—
Net other income	2,495	2,558	3,410
Interest credited to policyholders’ account balances:
Direct	61,665	56,615	27,616
Assumed	—	—	—
Ceded	(11,618)	(10,785)	(10,443)
Net interest credited to policyholders’ account balances	50,047	45,830	17,173
Policyholders’ benefits (including change in reserves):
Direct	250,487	226,854	228,176
Assumed	—	—	—
Ceded	(223,088)	(200,249)	(205,283)
Net policyholders’ benefits (including change in reserves)	27,399	26,605	22,893
Realized investment gains (losses), net:
Direct	51,989	(398,154)	199,483
Assumed	—	—	—
Ceded	(46,236)	324,884	(176,902)
Realized investment gains (losses), net	5,753	(73,270)	22,581
Net reinsurance expense allowances, net of capitalization and amortization	(27,102)	(38,881)	(24,700)
Substantially all reinsurance contracts are with affiliates as of December 31, 2015, 2014 and 2013. The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2015	2014	2013
	(in thousands)
Gross life insurance face amount in force	$122,191,480	$114,395,367	$107,125,219
Reinsurance ceded	(111,392,626)	(103,951,166)	(97,197,953)
Net life insurance face amount in force	$10,798,854	$10,444,201	$9,927,266
Pruco Life
The Company reinsures certain COLI and Prudential Defined Income “PDI” policies with Pruco Life.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
PAR Term
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Term Re
The Company reinsures 95% of the risk under its term life insurance policies, with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.
PAR U
Effective July 1, 2012, the Company entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all risks associated with its universal life policies.
Pruco Re
The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities. In 2016, the Company expects to recapture these living benefit features, and begin managing all of the product risks associated with our variable annuities in Prudential Financial's statutory insurance entities.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. and Prudential Investments LLC whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from AST Investment Services, Inc. and Prudential Investments LLC related to this agreement was $30 million, $31 million and $26 million for the years ended December 31, 2015, 2014 and 2013, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC related to this agreement was $8 million, $7 million and $7 million for the years ended December 31, 2015, 2014 and 2013, respectively. These revenues are recorded as “Asset administration fees” in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss).
Affiliated Investment Management Expenses
In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”, renamed PGIM, Inc. beginning January 1, 2016), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement were $3 million, $2 million and $2 million for the years ended December 31, 2015, 2014 and 2013, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Affiliated Asset Transfers
From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in capital (“APIC”) and Realized investment gain (loss), respectively. The table below shows affiliated asset trades for the years ended December 31, 2014 and 2015.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Additional Paid-in Capital, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)	Derivative Gain/ (Loss)
						(in millions)
Prudential Insurance	Dec-14	Purchase	Commercial Mortgages	$6	$5	$—	$—	$—
Prudential Insurance	Mar-15	Purchase	Fixed Maturities & Trading Account Assets	$24	$20	$(3)	$—	$—
Debt Agreements
The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs.
The following table provides the breakout of the Company’s short-term and long-term debt with affiliates:

Affiliate	Date Issued	Amount of Notes- December 31, 2015	Amount of Notes- December 31, 2014	Interest Rate			Date of Maturity
(in thousands)
Prudential Financial	12/16/2011	11,000	22,000	3.32%	-	3.61%	12/16/2015	-	12/16/2016
Washington Street Investment	12/17/2012	—	39,000	1.33%	-	1.87%	12/17/2015	-	12/17/2017
Prudential Financial	11/15/2013	9,000	9,000			2.24%			12/15/2018
Prudential Financial	11/15/2013	23,000	23,000			3.19%			12/15/2020
Prudential Financial	12/15/2014	5,000	5,000			2.57%			12/15/2019
Prudential Financial	12/15/2014	23,000	23,000			3.14%			12/15/2021
Prudential Financial	9/21/2015	26,000	—	1.40%	-	1.93%	12/17/2016	-	12/17/2017
Prudential Financial	12/16/2015	1,000	—			2.85%			12/16/2020
Prudential Financial	12/16/2015	18,000	—			3.37%			12/16/2022
Total Loans Payable to Affiliates		$116,000	$121,000
The total interest expense to the Company related to loans payable to affiliates was $3.1 million, $2.8 million and $2.3 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Contributed Capital and Dividends
For the year ended December 31, 2015, the Company did not pay any dividends. In June 2014, the Company paid a dividend in the amount of $80 million to Pruco Life.

13.	QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2015 and 2014 are summarized in the table below:

	March 31	June 30	September 30	December 31
	(in thousands)
2015
Total revenues	$71,645	$132,445	$29,205	$94,740
Total benefits and expenses	74,048	51,084	76,568	36,908
Income (loss) from operations before income taxes	(2,403)	81,361	(47,363)	57,832
Net income (loss)	$(1,933)	$64,308	$(37,072)	$50,761
2014
Total revenues	$59,537	$73,806	$45,046	$52,444
Total benefits and expenses	48,788	47,651	44,434	71,919
Income (loss) from operations before income taxes	10,749	26,155	612	(19,475)
Net income (loss)	$8,429	$21,382	$4,732	$(6,278)
Results for the fourth quarter of 2014 include a pre-tax expense of $0.4 million related to an out-of-period adjustment recorded by the Company primarily due to additional DAC amortization related to the overstatement of reinsured reserves in the third quarter of 2014. This item impacted only the third and fourth quarters of 2014 and had no impact to full year 2014 reported results.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Subsequent to 2014, the Company identified and recorded additional out-of-period adjustments primarily related to the third and fourth quarter of 2014, primarily reflecting a benefit from the release of reserves related to certain variable annuities products with optional living benefit guarantees. The total impacts of out-of-period adjustments recorded related to the third and fourth quarter of 2014 were $0.7 million and $0.1 million, respectively.
Management has evaluated the impact of all out-of-period adjustments in 2014 and 2015, both individually and in the aggregate, and concluded that they are not material to the current quarter or to any previously reported quarterly or annual financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company of New Jersey:
In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiary at December 31, 2015 and December 31, 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 12 of the Consolidated Financial Statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP
New York, New York
March 10, 2016

PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a) Financial Statements

(1) Financial Statements of the sub-accounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2015; the Statement of Operations for the period ended December 31, 2015; the Statement of Charges in Net Assets for the periods ended December 31, 2015 and December 31, 2014, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2) Consolidated Financial Statements of Pruco Life Insurance Company of New Jersey (Depositor) and its subsidiary consisting of the Statements of Financial Position as of December 31, 2015 and 2014; and the related Consolidated Statements of Operations, Changes in Stockholder’s Equity and Cash Flows for the years ended December 31, 2015, 2014, and 2013; and the Notes to the Consolidated Financial Statements appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

(1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. (Note 3)

(2) Agreements for custody of securities and similar investments—Not Applicable.

(3) (a) Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor). (Note 7)

(b) (1) Specimen Affiliated Insurer Amendment to Selling Agreement. (Note 9)

(b) (2) List of Broker Dealers selling under original Selling Agreement. (Note 10).

(b) (3) List of Broker Dealers that executed Amendment to Selling Agreement. (Note 10)

(4) (a) Form of Prudential Premier Retirement Variable Annuity X Series, L Series, B Series contract and Form of Prudential Premier Retirement Variable Annuity C Series contract (including schedule pages for each X, L, B, and C)

P-BLX/INDNY (2/10) and P-CR/INDNY (2/10). (Note 9)

(b) Form of Return of Adjusted Purchase Payments Death Benefit Rider P-RID-ROP NY (02/10). (Note 9)

(c) Form of Return of Adjusted Purchase Payments Death Benefit Schedule Rider P-SCH-ROP NY (02/10). (Note 9)

(d) Form of Highest Anniversary Value Death Benefit Rider P-RID-HAV NY (02/10). (Note 9)

(e) Form of Highest Anniversary Value Death Benefit Schedule Supplement P-SCH-HAV NY (02/10). (Note 9)

(f) Form of 403B Annuity Endorsement P-END-403 NY (02/10). (Note 9)

(g) Form of Individual Retirement Annuity Endorsement P-END-IRA NY (02/10). (Note 9)

(h) Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH NY (02/10). (Note 9)

(i) Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN NY (02/10). (Note 9)

(j) Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN NY (02/10). (Note 9)

(k) Form of Highest Daily Lifetime 6 Plus Benefit Rider (P-RID-HD6-NY (02/10). (Note 9)

(l) Form of Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-NY (02/10)). (Note 9)

(m) Form of Highest Daily GRO II Benefit rider (P-RID-HD GRO-NY 11/09). (Note 8)

(n) Form of Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-NY11/09). (Note 8)

(o) Form of Gro Plus II benefit rider (P-RID-GRO NY (02/10). (Note 9)

(p) Form of Gro Plus II benefit schedule (P-SCH-GRO NY (02/10). (Note 9)

(q) Form of Beneficiary Annuity Endorsement (P-END-BENE NY (2/10). (Note 9)

(r) Form of Beneficiary Annuity Schedules (including schedule pages for each X, L, B, and C (P-B-DCD-IND(2-10)NY, P-L-DCD-IND(2/10)NY, P-X-DCD-IND(2/10)NY, and P-C-DCD-IND(2/10)NY). (Note 9)

(s) Form of Highest Daily GRO II Benefit Schedule Supplement (P-SCH-HDGRO(08/10) -NY). (Note 11)

(t) Highest Daily Lifetime Income Benefit Rider (P-RID-HD(1/11)-NY). (NOTE 12)

(u) Highest Daily Lifetime Income Benefit Schedule Supplement (P-SCH-HD (1/11)- NY). (Note 12)

(v) Medically-Related Surrender Endorsement P-END-MRS (2/10) NY. (Note 13)

(w) Medically-Related Surrender Schedule P-SCH-MRS (2/10) NY. (Note 13)

(x) Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-HAB-7-12)-NY. (Note 14)

(y) Form of Highest Daily Lifetime Income Benefit 2.0 schedule (P-SCH-HD-8-12)-NY. (Note 14)

(z) Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-7-12)-NY. (Note 14)

(aa) Form of Highest Daily Lifetime Income Benefit 2.0 schedule (P-SCH-HD-HAB-8-12)-NY. (Note 14)

(ab) Form of Highest Daily Lifetime Income Benefit v2.1 rider P-RID-HD(2-13)-NY (includes schedule pages P-SCH-HD(2-13)-NY. (Note 15)

(ac) Form of Highest Daily Lifetime Income Benefit v2.1 w/HADB rider P-RID-HD-HAB(2-13)-NY (includes schedule pages P-SCH-RID-HD HAB(2-13)-NY. (Note 15)

(ad) Amendatory Tax Endorsement. (Note 17)

(5) (a) Form of Application form for the Contract P-VAA NY (02/10). (Note 9)

(b) Form of Application form for the Contract P-IBVAA NY (02/10). (Note 9)

(c) Form of Application for the Contract P-VAA (7/12) NY. (Note 14)

(d) Form of Applications for the Contract ORD202826-NY and Beneficiary Contract ORD202828-NY (2/13). (Note 15)

(6) (a) Articles of Incorporation of Pruco Life of New Jersey Insurance Company, as amended. (Note 4)

(b) By-laws of Pruco Life Insurance Company of New Jersey. (Note 5)

(c) Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012. (Note 16)

(7) (c) Annuity Reinsurance Agreements between Depositor and: Pruco Reinsurance Ltd for HDI 2.0. (Note 17)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

(a) Copy of AST Fund Participation Agreement. (Note 9)

(b) Copy of Franklin Templeton Fund Participation Agreement. (Note 9)

(c) Shareholder Information Agreement (Sample Rule 22C-2). (Note 6)

(d) Amendment to Fund Participation Agreement. (Note 17)

(9) Opinion of Counsel. (Note 2)

(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements—Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners—Not Applicable.

(13) Powers of Attorney:

(a) Power of Attorney for John Chieffo (Note 1)

(b) Power of Attorney for Yanela Frias (Note 1)

(c) Power of Attorney for Bernard J. Jacob (Note 1)

(d) Power of Attorney for Richard F. Lambert (Note 1)

(e) Power of Attorney for Lori D. Fouché (Note 1)

(f) Power of Attorney for Kent D. Sluyter (Note 1)

(g) Power of Attorney for Kenneth Y. Tanji (Note 1)

(Note 1) Filed Herewith.

(Note 2) Incorporated by reference to Form N-4, Registration No. 333-162678, filed October 26, 2009 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Form S-6, Registration No. 002-89780, filed April 28,1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 5) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 24, Registration No. 333-131035 filed August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162678, filed on April 19, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-162678, filed on July 1, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-162678, filed on December 20, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-170468, filed on April 1, 2011 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 14) Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-162678, filed July 31, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 15) Incorporated by reference to Post-Effective Amendment No. 16 to Registration No. 333-162678, filed February 13, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 16) Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2012, filed March 15, 2013, on behalf of Pruco Life Insurance Company of New Jersey.

(Note 17) Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162678, filed April 12, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Lori D. Fouché One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer, and Director
Yanela C. Frias 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Theresa M. Dziedzic 751 Broad Street Newark, New Jersey 07102-3714	Senior Vice President, Chief Actuary, and Appointed Actuary
Bernard J. Jacob 751 Broad Street Newark, New Jersey 07102-3714	Director
Richard F. Lambert 751 Broad Street Newark, New Jersey 07102-3714	Director
James M. O’Connor 751 Broad Street Newark, New Jersey 07102-3714	Senior Vice President and Actuary
Kent D. Sluyter 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Kenneth Y. Tanji 751 Broad Street Newark, New Jersey 07102-3714	Director and Treasurer

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR

REGISTRANT:

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable AnnuityContract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 19, 2016, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2016, there were 6,352 Qualified contract owners and 2,141 Non-Qualified contract owners of the X series, 20,590 Qualified contract owners and 8,216 Non-Qualified contract owners of the B series, 9 ,059 Qualified contract owners and 3,989 Non-Qualified contract owners of the L series, and 637 Qualified contract owners and 469 Non-Qualified contract owners of the C series.

ITEM 28. INDEMNIFICATION:

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS:

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

Rodney R. Allain One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Rodney Branch One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director

Wayne Chopus One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Yanela C. Frias 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Steven P. Marenakos One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Timothy S. Cronin One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Chief Operating Officer and Vice President
Richard J. Hoffman 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Secretary and Chief Legal Officer
Elizabeth Marin 751 Broad Street Newark, New Jersey 07102-3714	Treasurer
Steven Weinreb Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Michael B. McCauley One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Chief Compliance Officer
Andrew A. Morawiec One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
William D. Wilcox 280 Trumbull Street Hartford, Connecticut 06103-3509	Vice President
Richard W. Kinville 751 Broad Street Newark, New Jersey 07102-3714	AML Officer

ITEM 29. PRINCIPAL UNDERWRITERS:

(c) Commissions received by PAD during 2015 with respect to all individual annuities issued by Pruco Life of New Jersey.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$72,744,013.77	$-0-	$-0-	$-0-

* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) Pruco Life of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 11th day of April 2016.

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

REGISTRANT

BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

DEPOSITOR

/s/ Lori D. Fouché*

-------------------------------

Lori D. Fouché

President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

DEPOSITOR

By: /s/ Lori D. Fouché*

------------------------------

Lori D. Fouché

President and Chief Executive Officer

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/ Lori D. Fouché* Lori D. Fouché	Director, President and Chief Executive Officer	April 11, 2016
Yanela C. Frias* Yanela C. Frias	Chief Financial Officer, Chief Accounting Officer, Vice President and Director (Principal Accounting Officer)	April 11, 2016
John Chieffo* John Chieffo	Director	April 11, 2016
Kenneth Y. Tanji* Kenneth Y. Tanji	Director	April 11, 2016
Bernard J. Jacob* Bernard J. Jacob	Director	April 11, 2016
Richard F. Lambert* Richard F. Lambert	Director	April 11, 2016
Kent D. Sluyter* Kent D. Sluyter	Director	April 11, 2016

By: /s/ William J. Evers

------------------------------

William J. Evers

* Executed by William J. Evers on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

(10) Written Consent of Independent Registered Public Accounting Firm.

(13) Powers of Attorney:

(a) Power of Attorney for John Chieffo

(b) Power of Attorney for Yanela Frias

(c) Power of Attorney for Bernard J. Jacob

(d) Power of Attorney for Richard F. Lambert

(e) Power of Attorney for Lori D. Fouché

(f) Power of Attorney for Kent D. Sluyter

(g) Power of Attorney for Kenneth Y. Tanji